UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10263

GuideStone Funds

(Exact name of registrant as specified in charter)

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, TX 75244-6152

(Address of principal executive offices) (Zip code)

Matthew A. Wolfe, Esq.

GuideStone Financial Resources of the Southern Baptist Convention

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, TX 75244-6152

(Name and address of agent for service)

Registrant’s telephone number, including area code: 214-720-4640

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

GuideStone Funds

Annual Report

December 31, 2022

	INSTITUTIONAL	INVESTOR
TARGET DATE FUNDS		
MyDestination 2015 Fund	GMTYX	GMTZX
MyDestination 2025 Fund	GMWYX	GMWZX
MyDestination 2035 Fund	GMHYX	GMHZX
MyDestination 2045 Fund	GMYYX	GMFZX
MyDestination 2055 Fund	GMGYX	GMGZX
TARGET RISK FUNDS		
Conservative Allocation Fund	GCAYX	GFIZX
Balanced Allocation Fund	GBAYX	GGIZX
Growth Allocation Fund	GGRYX	GCOZX
Aggressive Allocation Fund	GAGYX	GGBZX
SELECT FUNDS		
Money Market Fund	GMYXX	GMZXX
Low-Duration Bond Fund	GLDYX	GLDZX
Medium-Duration Bond Fund	GMDYX	GMDZX
Global Bond Fund	GGBEX	GGBFX
Defensive Market Strategies® Fund	GDMYX	GDMZX
Global Impact Fund	GGIYX	GGIIX
Equity Index Fund	GEQYX	GEQZX
Value Equity Index Fund	GVIYX	GVIZX
Value Equity Fund	GVEYX	GVEZX
Growth Equity Index Fund	GEIYX	GEIZX
Growth Equity Fund	GGEYX	GGEZX
Small Cap Equity Fund	GSCYX	GSCZX
International Equity Index Fund	GIIYX	GIIZX
International Equity Fund	GIEYX	GIEZX
Emerging Markets Equity Fund	GEMYX	GEMZX
Global Real Estate Securities Fund	GREYX	GREZX
Strategic Alternatives Fund	GFSYX	GFSZX

GuideStone Funds
Privacy Notice
NOTICE CONCERNING OUR PRIVACY PRACTICES
This notice provides you with information concerning our policies with respect to non-public personal information that we collect about you in connection with the following financial products and services provided and/or serviced by the entities listed below: Individual Retirement Accounts (“IRAs”), personal mutual fund accounts and/or GuideStone Personal Advisory Services.
The confidentiality of your information is important to us, as we recognize that you depend on us to keep your information confidential, as described in this notice.
We collect non-public personal information about you with regard to the products and services listed above from the following sources:
•	Information we receive from you on applications or other forms
•	Information about your transactions with us, our affiliates or others (including our third-party service providers)
•	Information we receive from others, such as service providers, broker-dealers and your personal agents or representatives
•	Information you and others provide to us in correspondence sent to us, whether written, electronic or by telephone
We may disclose such non-public personal financial information about you to one or more of our affiliates as permitted by law. An affiliate of an organization means any entity that controls, is controlled by or is under common control with that organization. GuideStone Funds, GuideStone Financial Resources of the Southern Baptist Convention, GuideStone Capital Management, LLC, GuideStone Resource Management, Inc., GuideStone Investment Services, GuideStone Trust Services, GuideStone Financial Services, GuideStone Advisors and GuideStone Advisors, LLC (collectively “GuideStone”) are affiliates of one another. GuideStone does not sell your personal information to non-affiliated third parties.
We may also disclose any of the personal information that we collect about you to non-affiliated third parties as permitted by law. For example, we may provide your information to non-affiliated companies that provide account services or that perform marketing services on our behalf. We restrict access to non-public personal information about you to those of our employees who need to know that information in order for us to provide products and services to you. We also maintain physical, electronic and procedural safeguards to guard your personal information.
We may continue to maintain and disclose non-public personal information about you after you cease to receive financial products and services from us.
If you have any questions concerning our customer information policy, please contact a customer solutions specialist at 1-888-GS-FUNDS (1-888-473-8637).

This report has been prepared for shareholders of GuideStone Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Funds. Investors are reminded to read the prospectus carefully before investing.

LETTER FROM THE PRESIDENT
Dear Shareholder:
We are pleased to present you with the 2022 GuideStone Funds Annual Report. This report reflects our unwavering commitment to integrity in financial reporting so you may stay fully informed of your investments. We trust that you will find this information valuable when making investment decisions.
2022 offered many opportunities for the GuideStone Funds team to demonstrate its commitment to work on behalf of the investors who entrust us with their hard-earned resources. Despite the challenges brought on by economic headwinds of inflation and volatile markets, all of the people who make up GuideStone Funds worked diligently, as we have since 2001, to continue to earn your trust each day.
We invite you to learn more about GuideStone Funds and the various investment options available by visiting our website, GuideStoneFunds.com/Fund-Literature, or contacting us at 1-888-GS-FUNDS (1-888-473-8637).
Thank you for choosing to invest in GuideStone Funds.
Sincerely,
John R. Jones, CFA
President

FROM THE CHIEF INVESTMENT OFFICER
David S. Spika, CFA
Market Recap
One word describes the past 12 months: volatility. Between geopolitical events, worldwide inflation and an unprecedented wave of monetary tightening by global central banks, markets whipsawed back and forth.
The year began with a historic level of inflation (at least at that time), but the war between Russia and Ukraine quickly garnered global attention. Soon after the February invasion of Ukraine, nations worldwide imposed punitive sanctions on Russia, essentially turning it into a pariah state. The ongoing conflict has exacerbated inflation and supply chain problems, as both countries are significant producers of critical commodities like oil, natural gas and fertilizer. As the war approaches its first anniversary, we expect to see elevated prices and extreme volatility within commodity markets for the foreseeable future, and the economic consequences of the war are likely to resonate for years to come.
The world’s attention soon returned to the global inflation problem. In the United States, the Consumer Price Index1 (“CPI”) climbed steadily to a peak in June at a year-over-year rate of 9.1%, the highest since 1981. (By December, the CPI had dropped to 6.5% year-over-year, an improvement, but still intolerably high.) In March, the Federal Reserve (“Fed”) made the first of many moves against inflation by ending the quantitative easing program it had started in 2020. Then less than a week after its last bond purchase, it raised the fed funds rate for the first time since 2018. Additional increases followed throughout the year. By the end of December, the Fed had raised the fed funds rate from 0.25% to 4.50%, a far cry from the beginning of the year estimates of a 0.75% increase. Such a rapid increase over so short a time was unprecedented and accounted for much of the market’s volatility last year. The Fed also employed a rarely used tactic and further reduced liquidity in the economy by allowing maturing bonds to roll off without replacing them with other assets. After a seemingly endless climb in 2021, the past year in equity markets was characterized by repeated cycles of declines and rallies as investors carefully parsed every statement from the Fed, looking for signs of a pivot towards an easing of monetary policy.
The following table summarizes the calendar year 2022 returns for each major broad-based market index or market indicator.
Index	3 rd Quarter 2022 Return	4 th Quarter 2022 Return	YTD Return as of December 31, 2022
U.S. Equities
S&P 500®	-4.88%	7.56%	-18.11%
Russell 2000®	-2.19%	6.23%	-20.44%
International Equities
MSCI EAFE	-9.36%	17.34%	-14.45%
MSCI Emerging Markets	-11.57%	9.70%	-20.09%
U.S. Fixed Income
Bloomberg US Aggregate Bond	-4.75%	1.87%	-13.01%
Bloomberg US High Yield Corporate	-0.65%	4.17%	-11.19%
Global Fixed Income
Bloomberg Global Aggregate Bond	-6.94%	4.55%	-16.25%
Looking ahead, here are three things we expect to see in 2023.
Continued Tight Monetary Policy by the Federal Reserve
The Fed has staked its credibility on reducing inflation to a 2.0% target. To do so, it must remain in tightening mode to slow economic activity and lower consumer demand. In every cycle since 1974, the Fed has had to raise the fed funds rate above the inflation rate to bring inflation down to its preferred level. With CPI at 6.5% and the fed funds rate at 4.5%, it still has a way to go. But the ultra-tight labor market (unemployment was 3.5% at the end of December) and wage gains have given the Fed the green light to continue ratcheting interest rates higher. Economies typically do not feel the full effects of monetary policy tightening until 10 to 24 months after implementation, so we have yet to fully feel the impact of the initial rate hike from last March. Barring financial or market instability, a material increase in the unemployment rate or a sustainable trend of falling inflation, a pivot to lower rates is unlikely anytime soon. In short, expect a higher rate for longer than typically seen in prior cycles. Current projections have the fed funds rate hitting a terminal rate of around 5% in the early second quarter of 2023 and staying above 4% through 2024.
More Downside Ahead for Equity Markets
Though the market has dropped sharply over the year, we believe equity valuations are still too high and have further to fall. Much of the recent decline in equities has stemmed from price-to-earnings2 (P/E) multiple compression. Over the past several years, the Fed flooded the market with liquidity by keeping interest rates low, driving multiples up. Now, the Fed has been pulling liquidity from the markets, thus pushing multiples down and lowering the value of equities. We anticipate a decrease in corporate earnings to add further pressure to stocks over the next 12 months. Earnings growth has already started to show signs of decay, but the equity market is currently trading at a level that has yet to factor in the anticipated decline. As earnings fall, the market will continue to trend downward next year. However, the market rarely travels in a straight line, and bear market rallies (like those we saw in the latter half of last year) are likely to occur along the way.
A Mild to Moderate Recession
Our highest probability outcome and the best-case scenario for the U.S. economy is a mild to moderate recession next year. Rising rates and oil prices typically cause recessions, both of which are in play now. (A recession is an extended period of employment, real income and aggregate demand decline.) Though growth has slowed, the U.S. economy must decline further before hitting recessionary levels. Consumer spending has been resilient as savings and a strong employment market with historically high job openings have cushioned consumers. However, housing and commodity prices have fallen recently due to recession fears and rising interest rates. Additionally, the U.S. Treasury 2/10-year yield curve remains inverted, indicating that investors are becoming more pessimistic about the economic prospects for the near future – a clear recession signal.
But on a positive note – and one we mentioned many times last year – recessions are a normal part of the economic cycle. They effectively correct economic imbalances (such as too-high housing prices and a too-tight labor market) while reducing inflation to a more tolerable level. A mild to moderate recession is preferable to a sustained stagflationary period of sub-par growth and high inflation. Additionally, stock and bond valuations are already much improved, leading to a better opportunity for gains in all asset classes in 2023.
We are likely in store for additional volatility as rate hikes make their impact and markets begin to factor in earnings declines and a recession. So as a reminder to investors: with market volatility comes the temptation to make investment decisions as a reaction to the headlines. But investment decisions should always be strategic and based on long-term goals. We believe that following a disciplined, long-term approach to investing is the key to riding out turbulent market periods.
Thank you for allowing GuideStone to serve you through managing your hard-earned financial assets. We appreciate your continued confidence in us. Please feel free to contact us if you have any comments, questions or concerns. For additional information on GuideStone Funds, we invite you to visit our website at GuideStoneFunds.com.
Sincerely,
David S. Spika, CFA
President and Chief Investment Officer
GuideStone Capital Management, LLC

1The Consumer Price Index (CPI) is a measure of the average change in prices over time in a fixed market basket of goods and services.
2The price-to-earnings (P/E) ratio is the ratio for valuing a company that measures its current share price relative to its per-share earnings, computed by dividing the price of the stock by the company's annual earnings per share.
Past performance does not guarantee future results and the Funds may experience negative performance. There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal. You cannot invest directly into an index.

Asset Class Performance Comparison
The following graph illustrates the performance of the major assets classes during 2022.
1The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
2The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the United States & Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
3The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.
4The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.
5The S&P 500® Index is a market capitalization-weighted equity index composed of approximately 500 U.S. companies, representing all major industries and captures approximately 80% coverage of available market capitalization. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of its constituents.

S&P 500® Index Returns
Despite a rally in the fourth quarter, the U.S. large-cap equity market, as measured by the S&P 500® Index, finished the year down -18.1%. The index return was the worst result since 2008 (amid the Great Financial Crisis) as investors were focused on China’s new Covid policy, the ongoing war in Ukraine, persistently higher inflation, the U.S. midterm elections and fears that the Fed tightening would hinder economic growth. All sectors were negative with the exception of utilities (+1.6) which was slightly positive and energy which posted an astounding +65.7% return for the year. The communication services (-39.9%), consumer discretionary (-37.0%) and information technology (-28.2%) sectors were the weakest performers and significantly underperformed the overall index during the calendar year 2022.
The S&P 500® Index is a market capitalization-weighted equity index composed of approximately 500 U.S. companies, representing all major industries and captures approximately 80% coverage of available market capitalization. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of its constituents.
Data Source: Dow Jones  Indices LLC
Russell 2000® Index Returns
The U.S. small cap equity market, as measured by the Russell 2000® Index, declined by -20.4% in 2022. The index posted negative returns during the first three quarters of the year and advanced in the fourth quarter. Smaller capitalization stocks lagged their larger capitalization brethren as the Russell 2000® Index finished roughly -2.3% below the S&P 500® Index for the year. Both posted double-digit losses during a period where the market punished stocks with lower dividend yields, lower quality and higher growth characteristics within the index. All sectors were negative, with the exception of energy which was up a whopping +53% for the year. The information technology (-34.0%), communication services (-30.7%) and consumer discretionary (-30.1%) sectors posted the weakest performance returns within the index during the calendar year 2022.
The Russell 2000® Index measures the performance of the small capitalization segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small capitalization barometer and is completely reconstituted annually to ensure that larger stocks do not distort the  performance and characteristics of the actual small capitalization opportunity set.
Data Source: Russell Investments,  Bloomberg

MSCI EAFE Index Returns
In 2022, developed-country international stocks posted weak returns, reversing 2021’s strong double-digit performance. The MSCI EAFE Index was down -14.45% for the year after an 11.26% return in 2021. Following a strong market in 2021, international investors saw yet another eventful year, with geopolitical and economic concerns around the world. The Russia/Ukraine war stoked fear into markets as investors searched to grapple with an energy crisis. Inflation soared across borders and central banks raised interest rates for the first time in years. Global recession fears drove the index down nearly -28% through the third quarter. However, in the fourth quarter, as inflation cooled and warmer than expected winter temperatures in Europe forced energy prices lower, the index quickly reversed itself, finishing the year on a strong note. Every country in the MSCI EAFE Index, except for Portugal, posted negative returns in 2022 with Ireland, Sweden and the Netherlands posting the greatest losses and Australia and the U.K. weathering the storm the best. Sector performance was negative across all sectors except for energy, with energy posting the highest returns and information technology and consumer discretionary detracting the most from index performance.
The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
Data Source: FactSet
MSCI Emerging Markets Index Returns
The broad Emerging Market Equity, as measured by the MSCI Emerging Market Index, was down -20.1% for 2022, its second year of negative returns following a weak 2021, where the index was down by -2.5%. Emerging Market Equity had several strong headwinds in 2022. The China zero-covid policy was a strong burden for the Chinese economy and equity. China had the largest weight in the MSCI Emerging Market Index, and its underperformance led to the underperformance of Emerging Market Equity overall. In addition, a strong USD in 2022 was also very challenging for all Emerging Market Equity sectors.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.
Data Source: FactSet

Bloomberg US Aggregate Bond Index Returns
The broad U.S. bond market, as measured by the Bloomberg US Aggregate Bond Index, was down -13.01% for 2022, its second year of negative returns following a weak 2021, where the index was down by -1.54%. Rates were substantially higher this year as the Fed and markets grappled with higher inflation, as prices continued to rise in a range of sectors and the transitory narrative was abandoned. This was the first time the index was negative two years in a row since its inception in the mid-70s. All major sectors of the index were down significantly as rates reset higher and spreads widened on a year over year basis. Investment grade credit, agency mortgages and treasuries were all down double digits in the worst year for the index on record.
The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
Data Source: FactSet
Federal Reserve
The Fed reversed course and committed to bringing inflation back to its targeted levels. They increased the targeted Fed Funds rate from 0.00% – 0.25% at the end of 2021 to 4.25% – 4.50% at the end of 2022. This included several outsized hikes of 0.50% - 0.75% in an attempt to prevent inflation from becoming entrenched. The Fed also continued with its balance sheet runoff plan targeting a roll off of $95 billion in assets per month ($60 billion in treasuries and $35 billion in mortgages). The balance sheet ended the year at $8.1 trillion and remains near all time highs.
In its December meeting, members of the Fed provided forward guidance in the form of a new dot plot. The consensus view for the committee was for rates to peak at 5% sometime in 2023. Fed Chairman Powell further indicated that rates would likely remain elevated and restrictive until economic data provided confidence that inflation was under control and heading back toward the stated target of 2%.
The Fed is the central bank of the United States. It was created by Congress to provide the nation with a safer, more flexible and more stable monetary and financial system. The federal funds rate is the interest rate at which depository institutions lend balances at the Fed to other depository institutions overnight. The rate is one tool the Fed can use in their efforts of controlling the supply of money. Changes in the federal funds rate trigger a chain of events that affect other short-term interest rates, foreign exchange rates, long-term interest rates, the amount of money and credit and, ultimately, a range of economic variables, including employment, output and prices of goods and services.
Data Source: Bloomberg, Federal Reserve

U.S. Treasury Yield Curve
The Fed increased its target for the Fed Funds rate by 4.25% in 2022 in response to persistent inflation. Balance sheet normalization also continued and ultimately ended the year with the Fed targeting a runoff of $95 billion in assets per month. Rates increased significantly across the curve. Front end rates rose more rapidly than the long end, and the benchmark 2s/10s curve inverted in July. The curve remained inverted for the rest of the year, going as low as -0.84% and ending the year at -0.54%. The benchmark 10-year U.S. Treasury began the year at 1.51% and ended 1.97% higher at 3.48% peaking at 4.24% in October.
Inflation concerns continued throughout the year and the Fed attempted to catch up after characterizing it as transitory in 2021. Aggressively hiking the Fed Funds rate, persisting in balance sheet runoff and publicly committing to combatting inflation led to higher rates on the front end as markets moved to price in aggressive monetary policy.
The Treasury yield curve illustrates the relationship between yields on short-term, intermediate-term and long-term Treasury securities. Normally, the shape of the yield curve is upward sloping with rates increasing from the short end of the curve moving higher to the long end. The short end of the curve is impacted more by monetary policy (demand for money) while inflationary expectations and market forces impact the long end of the curve.
Data Source: Bloomberg

About Your Expenses (Unaudited)
As a shareholder of the Funds, you incur ongoing costs, including advisory fees and to the extent applicable, shareholder services fees, as well as other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022, to December 31, 2022. The Annualized Expense Ratio may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended December 31, 2022.
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.
Actual
Fund	Class	Beginning Account Value 07/01/22	Ending Account Value 12/31/22	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2015	Institutional	$ 1,000.00	$ 1,003.40	0.11%	$ 0.53
	Investor	1,000.00	1,001.80	0.35	1.78
MyDestination 2025	Institutional	1,000.00	1,007.50	0.10	0.49
	Investor	1,000.00	1,004.90	0.35	1.75
MyDestination 2035	Institutional	1,000.00	1,013.00	0.13	0.64
	Investor	1,000.00	1,012.60	0.38	1.91
MyDestination 2045	Institutional	1,000.00	1,020.70	0.13	0.67
	Investor	1,000.00	1,018.20	0.39	1.96
MyDestination 2055	Institutional	1,000.00	1,021.50	0.15	0.78
	Investor	1,000.00	1,020.60	0.40	2.05
Conservative Allocation	Institutional	1,000.00	1,002.70	0.17	0.85
	Investor	1,000.00	1,001.00	0.42	2.12
Balanced Allocation	Institutional	1,000.00	1,005.50	0.13	0.66
	Investor	1,000.00	1,003.80	0.39	1.95
Growth Allocation	Institutional	1,000.00	1,016.80	0.14	0.69
	Investor	1,000.00	1,015.10	0.39	1.99
Aggressive Allocation	Institutional	1,000.00	1,029.80	0.14	0.70

About Your Expenses (Unaudited) (Continued)
Actual
Fund	Class	Beginning Account Value 07/01/22	Ending Account Value 12/31/22	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
	Investor	$1,000.00	$1,028.30	0.39%	$2.00
Money Market	Institutional	1,000.00	1,013.40	0.15	0.75
	Investor	1,000.00	1,012.00	0.41	2.10
Low-Duration Bond	Institutional	1,000.00	996.00	0.34	1.73
	Investor	1,000.00	993.90	0.62	3.11
Medium-Duration Bond	Institutional	1,000.00	973.40	0.39	1.94
	Investor	1,000.00	972.10	0.66	3.30
Global Bond	Institutional	1,000.00	1,006.10	0.57	2.89
	Investor	1,000.00	1,004.20	0.87	4.39
Defensive Market Strategies®	Institutional	1,000.00	1,020.20	0.66	3.37
	Investor	1,000.00	1,019.20	0.93	4.74
Global Impact	Institutional	1,000.00	1,002.60	0.98	4.94
	Investor	1,000.00	1,000.50	1.41	7.09
Equity Index	Institutional	1,000.00	1,021.50	0.13	0.64
	Investor	1,000.00	1,020.30	0.39	2.01
Value Equity Index (3)	Institutional	1,000.00	1,018.40	0.20	0.69
	Investor	1,000.00	1,017.70	0.48	1.60
Value Equity	Institutional	1,000.00	1,068.50	0.65	3.38
	Investor	1,000.00	1,067.20	0.91	4.76
Growth Equity Index (3)	Institutional	1,000.00	923.20	0.20	0.65
	Investor	1,000.00	922.40	0.48	1.53
Growth Equity	Institutional	1,000.00	1,003.00	0.66	3.31
	Investor	1,000.00	1,002.00	0.92	4.66
Small Cap Equity	Institutional	1,000.00	1,045.70	0.92	4.77
	Investor	1,000.00	1,044.00	1.20	6.17
International Equity Index	Institutional	1,000.00	1,053.60	0.21	1.10
	Investor	1,000.00	1,052.40	0.50	2.52
International Equity (4)	Institutional	1,000.00	1,045.50	0.85	4.36
	Investor	1,000.00	1,043.50	1.12	5.77
Emerging Markets Equity	Institutional	1,000.00	973.10	1.15	5.71
	Investor	1,000.00	971.20	1.45	7.22
Global Real Estate Securities	Institutional	1,000.00	938.40	0.85	4.15
	Investor	1,000.00	937.10	1.14	5.59
Strategic Alternatives (4)	Institutional	1,000.00	1,009.10	1.15	5.83
	Investor	1,000.00	1,008.60	1.46	7.37

Hypothetical (assuming a 5% return before expenses)
Fund	Class	Beginning Account Value 07/01/22	Ending Account Value 12/31/22	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2015	Institutional	$ 1,000.00	$ 1,024.68	0.11%	$ 0.54
	Investor	1,000.00	1,023.43	0.35	1.80
MyDestination 2025	Institutional	1,000.00	1,024.71	0.10	0.50
	Investor	1,000.00	1,023.46	0.35	1.76

Hypothetical (assuming a 5% return before expenses)
Fund	Class	Beginning Account Value 07/01/22	Ending Account Value 12/31/22	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2035	Institutional	$1,000.00	$1,024.57	0.13%	$0.64
	Investor	1,000.00	1,023.31	0.38	1.92
MyDestination 2045	Institutional	1,000.00	1,024.55	0.13	0.67
	Investor	1,000.00	1,023.26	0.39	1.97
MyDestination 2055	Institutional	1,000.00	1,024.44	0.15	0.78
	Investor	1,000.00	1,023.18	0.40	2.05
Conservative Allocation	Institutional	1,000.00	1,024.36	0.17	0.86
	Investor	1,000.00	1,023.09	0.42	2.14
Balanced Allocation	Institutional	1,000.00	1,024.54	0.13	0.67
	Investor	1,000.00	1,023.26	0.39	1.97
Growth Allocation	Institutional	1,000.00	1,024.52	0.14	0.69
	Investor	1,000.00	1,023.24	0.39	1.99
Aggressive Allocation	Institutional	1,000.00	1,024.51	0.14	0.70
	Investor	1,000.00	1,023.24	0.39	1.99
Money Market	Institutional	1,000.00	1,024.46	0.15	0.75
	Investor	1,000.00	1,023.12	0.41	2.11
Low-Duration Bond	Institutional	1,000.00	1,023.47	0.34	1.75
	Investor	1,000.00	1,022.08	0.62	3.16
Medium-Duration Bond	Institutional	1,000.00	1,023.24	0.39	1.99
	Investor	1,000.00	1,021.86	0.66	3.38
Global Bond	Institutional	1,000.00	1,022.32	0.57	2.92
	Investor	1,000.00	1,020.82	0.87	4.43
Defensive Market Strategies®	Institutional	1,000.00	1,021.87	0.66	3.37
	Investor	1,000.00	1,020.51	0.93	4.74
Global Impact	Institutional	1,000.00	1,020.27	0.98	4.98
	Investor	1,000.00	1,018.11	1.41	7.16
Equity Index	Institutional	1,000.00	1,024.57	0.13	0.64
	Investor	1,000.00	1,023.22	0.39	2.01
Value Equity Index (3)	Institutional	1,000.00	1,016.03	0.20	0.69
	Investor	1,000.00	1,015.12	0.48	1.60
Value Equity	Institutional	1,000.00	1,021.93	0.65	3.31
	Investor	1,000.00	1,020.60	0.91	4.65
Growth Equity Index (3)	Institutional	1,000.00	1,016.03	0.20	0.69
	Investor	1,000.00	1,015.12	0.48	1.60
Growth Equity	Institutional	1,000.00	1,021.90	0.66	3.34
	Investor	1,000.00	1,020.55	0.92	4.70
Small Cap Equity	Institutional	1,000.00	1,020.55	0.92	4.71
	Investor	1,000.00	1,019.17	1.20	6.09
International Equity Index	Institutional	1,000.00	1,024.13	0.21	1.09
	Investor	1,000.00	1,022.68	0.50	2.52
International Equity (4)	Institutional	1,000.00	1,020.94	0.85	4.31
	Investor	1,000.00	1,019.56	1.12	5.70
Emerging Markets Equity	Institutional	1,000.00	1,019.41	1.15	5.85
	Investor	1,000.00	1,017.88	1.45	7.40

About Your Expenses (Unaudited) (Continued)
Hypothetical (assuming a 5% return before expenses)
Fund	Class	Beginning Account Value 07/01/22	Ending Account Value 12/31/22	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Global Real Estate Securities	Institutional	$1,000.00	$1,020.93	0.85%	$4.32
	Investor	1,000.00	1,019.44	1.14	5.82
Strategic Alternatives (4)	Institutional	1,000.00	1,019.81	1.15	5.45
	Investor	1,000.00	1,018.27	1.46	7.00
(1) Expenses include the effect of contractual waivers by GuideStone CapitalManagement, LLC. The Target Date Funds’ and the Target Risk Funds’ proportionate share of the operating expenses of the Select Funds is not reflected in the tables above.
(2) Expenses are equal to the Fund’s annualized expense ratios for the period July 1, 2022, through December 31, 2022, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(3) The expense ratios for the Value Equity Index Fund and Growth Equity Index Fund are equal to the class’s annualized expense ratios for the period August 31, 2022, through December 31, 2022, multiplied by the average account value over the period, multiplied by 123/365.
(4) The expense ratios for the International Equity Fund and the Strategic Alternatives Fund include the impact of dividend or interest expense on securities sold short.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
INVESTMENT ABBREVIATIONS:
10Y	—	10 Year
12Y	—	12 Year
1M	—	1 Month
1Y	—	1 Year
2M	—	2 Month
3M	—	3 Month
5Y	—	5 Year
6M	—	6 Month
ABS	—	Asset-Backed Security
ACES	—	Alternative Credit Enhancement Securities
ADR	—	American Depositary Receipt
AEX	—	Amsterdam Exchange
AGM	—	Assured Guarantee Municipal Corporation
ARM	—	Adjustable Rate Mortgage
ASX	—	Australian Securities Exchange
BAM	—	Build America Mutual
BBR	—	Bank Bill Rate
BBSW	—	Bank Bill Swap Rate
Bobl	—	Bundesobligation ("federal government bond")
Bund	—	Bundesanleihe ("federal bond")
CDI	—	Crest Depository Interest
CDO	—	Collateralized Debt Obligation
CDOR	—	Canadian Dollar Offered Rate
CDX	—	A series of indexes that track North American and emerging market credit derivative indexes.
Cetip	—	Central of Custody and Financial Settlement of Securities
CFETS	—	China Foreign Exchange Trade System
CLP-TNA	—	Chilean Pesos Floating Rate Index
CLO	—	Collateralized Loan Obligation
CME	—	Chicago Mercantile Exchange
CMT	—	Constant Maturity
CONV	—	Convertible
COP-IBR-OIS	—	Certificate of Participation - Income-based Repayment - Overnight Indexed Swap
COPS	—	Certificates of Participation
CVA	—	Dutch Certificate
DAC	—	Designated Activity Company
DAX	—	Deutscher Aktien Index
ESTR	—	Euro Short-Term Rate
ETF	—	Exchange Traded Fund
EURIBOR	—	Euro Interbank Offered Rate
Fannie Mae	—	Federal National Mortgage Association
FHA	—	Federal Housing Administration
FHLMC	—	Federal Home Loan Mortgage Corporation
FRA	—	Forward Rate Agreements
FTSE	—	Financial Times Stock Exchange
GDR	—	Global Depositary Receipt
Gtd.	—	Guaranteed
HIBOR	—	Hong Kong Interbank Offered Rate
HTS	—	Harmonized Tariff Schedule
HY	—	High Yield
IBEX	—	Iberia Index
ICE	—	Intercontinental Exchange
IG	—	Investment Grade
IO	—	Interest Only (Principal amount shown is notional)
JIBAR	—	Johannesburg Interbank Average Rate
JSC	—	Joint Stock Company
KLCI	—	Kuala Lumpur Composite Index
KWCDC	—	Korean Won Certificate of Deposit
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
LP	—	Limited Partnership
MIBOR	—	Mumbai Inter-Bank Overnight Rate
MSCI	—	Morgan Stanley Capital International
NIBOR	—	Norwegian Interbank Offered Rate
NVDR	—	Non-Voting Depository Receipt
OAT	—	Obligations Assimilables du Trésor
PCL	—	Public Company Limited
PIK	—	Payment-in-Kind Bonds
PJSC	—	Public Joint Stock Company
PLC	—	Public Limited Company
PRIBOR	—	Prague Inter-bank Offered Rate
PSF	—	Permanent School Fund
Q-SBLF	—	Qualified School Bond Loan Fund
QPSC	—	Qualified Personal Service Corporation
QSC	—	Qatar Shareholder Company
REIT	—	Real Estate Investment Trust
REMIC	—	Real Estate Mortgage Investment Conduit
SA	—	Societe Anonyme
SAE	—	Societe Anonyme Egyptienne
SBA	—	Small Business Administration
SDR	—	Special Drawing Rights
SGX	—	Singapore Stock Exchange
SOFR	—	Secured Overnight Financing Rate
SONIA	—	Sterling Overnight Index Average Rate
SonyMA	—	State of New York Mortgage Agency
STACR	—	Structured Agency Credit Risk
STEP	—	Stepped Coupon Bonds: Interest rates shown reflect the rates currently in effect.
STIBOR	—	Stockholm Interbank Offered Rate
STRIP	—	Stripped Security
TBA	—	To be announced
Tbk	—	Terbuka
TELBOR	—	Tel Aviv Inter-Bank Offered Rate
TIIE	—	The Equilibrium Interbank Interest Rate
TSX	—	Toronto Stock Exchange
144A	—	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of December 31, 2022, the total market values and percentages of net assets for 144A securities by fund were as follows:

Fund	Value of 144A Securities	Percentage of Net Assets
Low-Duration Bond	$305,291,734	30.98%
Medium-Duration Bond	460,520,070	22.91
Global Bond	89,059,414	16.74
Defensive Market Strategies®	43,084,382	3.41
Global Impact	5,835,923	4.82
International Equity Index	10,083,939	1.27
International Equity	14,304,290	1.40
Emerging Markets Equity	25,579,029	3.61
Global Real Estate Securities	954,738	0.39
Strategic Alternatives	5,146,180	1.79

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
INVESTMENT FOOTNOTES:
π	—	Century bond maturing in 2115.
‡‡	—	All or a portion of the security was held as collateral for open futures, options, securities sold short and/or swap agreements.
‡	—	Security represents underlying investment on open options contracts.
*	—	Non-income producing security.
#	—	Security in default.
§	—	Security purchased with the cash proceeds from securities loaned.
^	—	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of year end.
†	—	Variable rate security. Rate shown reflects the rate in effect as of December 31, 2022.
γ	—	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
Ξ	—	Variable or floating rate security, the interest rate of which adjusts periodically and is linked to changes in current local market conditions.
γ	—	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
Ω	—	Rate shown reflects the effective yield as of December 31, 2022.
∞	—	Affiliated fund.
Δ	—	Security either partially or fully on loan.
Σ	—	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
†††	—	Security is a Level 3 investment (see Note 2 in Notes to Financial Statements).
Ø	—	7-day current yield as of December 31, 2022 is disclosed.
ρ	—	Perpetual bond. Maturity date represents the next call date.
~	—	Century bond maturing in 2121.
◊	—	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
≈	—	Unfunded loan commitment. An unfunded loan commitment is a contractual obligation for future funding at the option of the borrower. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.
»	—	Zero coupon bond.
FOREIGN BOND FOOTNOTES:
(A)	—	Par is denominated in Australian Dollars (AUD).
(B)	—	Par is denominated in Brazilian Reals (BRL).
(C)	—	Par is denominated in Canadian Dollars (CAD).
(D)	—	Par is denominated in Danish Krone (DKK).
(E)	—	Par is denominated in Euro (EUR).
(I)	—	Par is denominated in Indonesian Rupiahs (IDR).
(J)	—	Par is denominated in Japanese Yen (JPY).
(M)	—	Par is denominated in Mexican Pesos (MXN).
(P)	—	Par is denominated in Polish Zloty (PLN).
(Q)	—	Par is denominated in Russian Rubles (RUB).
(S)	—	Par is denominated in South African Rand (ZAR).
(U)	—	Par is denominated in British Pounds (GBP).
(Y)	—	Par is denominated in Chinese Yuan (CNY).
(Z)	—	Par is denominated in New Zealand Dollars (NZD).
(ZB)	—	Par is denominated in Peruvian Sol (PEN).
(ZC)	—	Par is denominated in Israeli Shekels (ILS).
(ZE)	—	Par is denominated in Czech Koruna (CZK).
(ZF)	—	Par is denominated in Thai Baht (THB).

COUNTERPARTY ABBREVIATIONS:
BAR	—	Counterparty to contract is Barclays Capital.
BNP	—	Counterparty to contract is BNP Paribas.
BOA	—	Counterparty to contract is Bank of America.
CITI	—	Counterparty to contract is Citibank NA London.
DEUT	—	Counterparty to contract is Deutsche Bank AG.
GSC	—	Counterparty to contract is Goldman Sachs Capital Markets, LP.
HSBC	—	Counterparty to contract is HSBC Securities.
JPM	—	Counterparty to contract is JPMorgan Chase Bank.
MSCS	—	Counterparty to contract is Morgan Stanley Capital Services.
RBC	—	Counterparty to contract is Royal Bank of Canada.
RBS	—	Counterparty to contract is Royal Bank of Scotland.
SC	—	Counterparty to contract is Standard Chartered PLC.
SS	—	Counterparty to contract is State Street Global Markets.
TD	—	Counterparty to contract is Toronto-Dominion Bank.
UBS	—	Counterparty to contract is UBS AG.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
INDEX DEFINITIONS:
The Bloomberg Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass- throughs), ABS and CMBS (agency and non-agency).
The Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index is an issuer- constrained version of the flagship US Corporate High Yield Index, which measures the USD-denominated, high yield, fixed-rate corporate bond market. The index follows the same rules as the uncapped version, but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro rata basis.
The Bloomberg Global Aggregate Bond Index (USD-Hedged) is a flagship measure of global investment grade debt from twenty-four local currency markets. This benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. All foreign currency exposure is hedged back to USD.
The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products.
The Bloomberg US Treasury: 1-3 Year Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with 1-2.999 years to maturity. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. (Future Ticker: I00055US)
The Bloomberg 1-3 Month US Treasury Bill Index tracks the market for treasury bills with 1 to 2.9999 months to maturity issued by the US government. US Treasury bills are issued in fixed maturity terms of 4-, 13-, 26- and 52-weeks. (Future Ticker: I00078US)
The J.P. Morgan Emerging Markets Bond Index (EMBI) Plus is a traditional, market-capitalization weighted index comprised of U.S. dollar denominated Brady bonds, Eurobonds and traded loans issued by sovereign entities.
The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
The MSCI ACWI (All Country World Index) ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.
The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.
The Russell 1000® Growth Index is a large-cap index consisting of those Russell 1000® Index securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to- book and price-to-earnings-ratios, lower dividend yields and higher forecasted growth values than the value universe.
The Russell 1000® Value Index is a large-cap index consisting of those Russell 1000® Index securities with a less-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
constructed to provide a comprehensive and unbiased small-cap barometer and is completely  reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.
The Russell 3000® Index is composed of approximately 3,000 large U.S. companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
The S&P 500® Index is a market capitalization-weighted equity index composed of approximately 500 U.S. companies representing all major industries. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of its constituents.

INDEX DISCLAIMERS
“Bloomberg®”, Bloomberg Global Aggregate Bond Index, Bloomberg US Aggregate Bond Index, Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index, Bloomberg Global Aggregate Bond Index (USD-Hedged), Bloomberg US Treasury 1-3 Year Index, and Bloomberg 1-3 Month US Treasury Bill Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by GuideStone Funds. Bloomberg is not affiliated with GuideStone Funds, and Bloomberg does not approve, endorse, review, or recommend GuideStone Funds. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to GuideStone Funds.
GuideStone Funds are not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings, including FTSE International Limited (collectively, the “LSE Group”), European Public Real Estate Association (“EPRA”), or the National Association of Real Estate Investments Trusts (Nareit) (and together the “Licensor Parties”). FTSE Russell is a trading name of certain of the LSE Group Companies. All rights in the FTSE Russell Indexes vest in the Licensor Parties. “FTSE®” and “FTSE Russell®” are a trademark(s) of the relevant LSE Group company and are used by any other LSE Group company under license. “Nareit®” is a trademark of Nareit, “EPRA®” is a trademark of EPRA and all are used by the LSE Group under license. The FTSE Russell Indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The Licensor Parties do not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the FTSE Russell Indexes or (b) investment in or operation of the GuideStone Funds. The Licensor Parties make no claim, prediction, warranty or representation either as to the results to be obtained from the GuideStone Funds or the suitability of the FTSE Russell Indexes for the purpose to which it is being put by GuideStone Funds.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with GuideStone Funds. Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.
“Standard & Poor’s®”, “S&P®”, and “S&P 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by GuideStone Funds. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Funds.

MyDestination 2015 Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a greater percentage of exposure to fixed income securities with smaller percentages allocated to equity securities and alternative investments. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 52% fixed income securities, 45% equity securities and 3% alternative investments as of December 31, 2022.
As a fund of funds, the Fund’s performance was based on the performance of its underlying investments. The Investor Class of the Fund generated a return of -13.10% for the one-year period ended December 31, 2022. Contribution to absolute performance from each major asset class was negative, as the year was one of the worst for both equity and fixed income drawdowns.  Exposure to non-U.S. equity securities produced relatively stronger performance than funds with primarily U.S. equity securities exposure. During the year, the downside in markets primarily emanated from lingering supply chain and supply/demand imbalances resulting from the COVID-19 pandemic, which created the strongest increase in inflation the United States has experienced in decades; the resultant global central bank actions to tame inflation, which manifested itself as one of the fastest paces of globally-coordinated interest rate hikes; Russia’s invasion of Ukraine, which not only caused geopolitical angst, but also distorted energy delivery and pricing; and ongoing economic disruptions caused by China’s COVID-lockdown policies as well as the country’s unilateral interventions in China-based global businesses.  Lastly, the strength of the U.S. dollar made investing internationally a more difficult proposition for U.S.-based investors.  The Equity Index Fund was the largest equity detractor to Fund performance due to its broad exposure to the weakness of stocks in the S&P 500® Index.  Broadly, fixed income markets experienced their first back-to-back years of declines and suffered alongside equity markets as uncertainty abounded.  As such, the contribution to performance emanating from the fixed income Funds, while relatively more attractive than the equity Funds, was not the typical uncorrelated offset that investors have grown accustomed to experiencing in a diversified portfolio construct. The contribution to absolute performance by the Fund’s exposure to real assets, via exposure to the Global Real Estate Securities Fund as well as Treasury Inflation Protected Securities (TIPS), which were a drag to a lesser degree, was also negative. Exposure to the Strategic Alternatives Fund and Defensive Market Strategies® Fund were strongly positive contributors to Fund performance on a relative basis, particularly when viewed through the lens of the Funds’ roles in augmenting traditional fixed income and broad U.S. equities, respectively.  For more information on a Select Fund’s performance, please refer to that Select Fund’s section in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed income futures. Overall, derivative exposure had a negative impact on Fund performance for the year.
The Fund attempted to achieve its objective by investing in a diversified portfolio of primarily the Select Funds that represent various asset classes. The Fund is managed to the specific year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making any new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. Over time, the allocation to asset classes will change according to a predetermined “glide path,” which adjusts the percentage of fixed income securities and equity securities to become more conservative each year until 15 years after Target Date. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. By investing in this Fund, you will incur the expenses of the Fund in addition to those of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the Target Date. It is possible to lose money by investing in the Fund.

MyDestination 2015 Fund (Unaudited)
At December 31, 2022, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Fixed Income Select Funds	46.1
U.S. Equity Select Funds	31.0
Non-U.S. Equity Select Funds	11.2
U.S. Treasury Obligations	6.8
Alternative Select Funds	3.0
Money Market Funds	1.1
Real Assets Select Funds	0.8
100.0
Average Annual Total Returns as of 12/31/22
	Institutional Class*	Investor Class*
One Year	(12.87)%	(13.10)%
Five Year	2.60%	2.34%
Ten Year	N/A	4.18%
Since Inception	3.51%	3.88%
Inception Date	05/01/17	12/29/06
Total Fund Operating Expenses (May 1, 2022 Prospectus)(1)	0.52%	0.77%
(1)The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses to 0.50% for the Institutional Class and 0.75% for the Investor Class. This contractual waiver and reimbursement applies to Fund operating expenses only and will remain in place until April 30, 2023.

MyDestination 2015 Fund (Unaudited)

$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
Investor Class*
Bloomberg US Treasury 1-3 Year Index
Bloomberg US Aggregate Bond Index
Russell 3000® Index
MSCI ACWI (All Country World Index) ex USA Index
$31,428
$15,061
$14,520
$11,108
$10,753
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2012 to December 31, 2022, with all dividends and capital gains reinvested.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2015 FUND
SCHEDULE OF INVESTMENTS
December 31, 2022
	Shares	Value
MUTUAL FUNDS — 92.1%
GuideStone Low-Duration Bond Fund (Institutional Class)∞	8,136,999	$102,607,558
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	12,638,187	158,609,252
GuideStone Global Bond Fund (Institutional Class)∞	4,155,306	34,696,805
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	6,631,421	70,293,061
GuideStone Equity Index Fund (Institutional Class)∞	2,853,219	114,185,842
GuideStone International Equity Index Fund (Institutional Class)∞	5,040,229	49,747,057
GuideStone Small Cap Equity Fund (Institutional Class)∞	930,733	14,230,912
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	2,687,489	22,064,281
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	625,888	5,194,872
GuideStone Strategic Alternatives Fund (Institutional Class)∞	1,982,103	19,464,251
Total Mutual Funds (Cost $644,149,359)		591,093,891
MONEY MARKET FUNDS — 1.1%
GuideStone Money Market Fund, 3.97% (Institutional Class)Ø∞	7,072,440	7,072,440
Northern Institutional U.S. Government Portfolio (Shares), 3.73%Ø	153,590	153,590
Total Money Market Funds (Cost $7,226,030)		7,226,030

	Par	Value
U.S. TREASURY OBLIGATIONS — 6.8%
U.S. Treasury Bill
3.97%, 01/31/23	$ 1,400,000	$ 1,395,715
U.S. Treasury Inflationary Index Bonds
0.13%, 07/15/24	6,724,665	6,511,676
0.13%, 07/15/26	11,388,262	10,744,062
0.38%, 07/15/27	1,991,871	1,879,902
3.88%, 04/15/29	9,444,688	10,628,342
3.38%, 04/15/32	4,751,400	5,447,800
0.63%, 07/15/32	1,420,581	1,303,677
0.63%, 02/15/43	3,415,513	2,760,657
1.00%, 02/15/48	1,770,453	1,493,027
0.13%, 02/15/51	2,003,138	1,293,329
Total U.S. Treasury Obligations (Cost $50,143,878)		43,458,187
TOTAL INVESTMENTS — 100.0% (Cost $701,519,267)		641,778,108
Other Assets in Excess of Liabilities — 0.0%		60,834
NET ASSETS — 100.0%		$641,838,942

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 7,226,030	$ 7,226,030	$ —	$ —
Mutual Funds	591,093,891	591,093,891	—	—
U.S. Treasury Obligations	43,458,187	—	43,458,187	—
Total Assets - Investments in Securities	$641,778,108	$598,319,921	$43,458,187	$ —
See Notes to Financial Statements.

MyDestination 2025 Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a greater percentage of exposure to equity securities with smaller percentages allocated to fixed income securities, real assets and alternative investments. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 42% fixed income securities, 55% equity securities, 1% real assets and 2% alternative investments as of December 31, 2022.
As a fund of funds, the Fund’s performance was based on the performance of its underlying investments. The Investor Class of the Fund generated a return of -14.40% for the one-year period ended December 31, 2022. Contribution to absolute performance from each major asset class was negative, as the year was one of the worst for both equity and fixed income drawdowns.  Exposure to non-U.S. equity securities produced relatively stronger performance than funds with primarily U.S. equity securities exposure. During the year, the downside in markets primarily emanated from lingering supply chain and supply/demand imbalances resulting from the COVID-19 pandemic, which created the strongest increase in inflation the United States has experienced in decades; the resultant global central bank actions to tame inflation, which manifested itself as one of the fastest paces of globally-coordinated interest rate hikes; Russia’s invasion of Ukraine, which not only caused geopolitical angst, but also distorted energy delivery and pricing; and ongoing economic disruptions caused by China’s COVID-lockdown policies as well as the country’s unilateral interventions in China-based global businesses.  Lastly, the strength of the U.S. dollar made investing internationally a more difficult proposition for U.S.-based investors.  The Equity Index Fund was the largest equity detractor to Fund performance due to its broad exposure to the weakness of stocks in the S&P 500® Index.  Broadly, fixed income markets experienced their first back-to-back years of declines and suffered alongside equity markets as uncertainty abounded.  As such, the contribution to performance emanating from the fixed income Funds, while relatively more attractive than the equity Funds, was not the typical uncorrelated offset that investors have grown accustomed to experiencing in a diversified portfolio construct. The contribution to absolute performance by the Fund’s exposure to real assets, via exposure to the Global Real Estate Securities Fund as well as Treasury Inflation Protected Securities (TIPS), which were a drag to a lesser degree, was also negative. Exposure to the Strategic Alternatives Fund and Defensive Market Strategies® Fund were strongly positive contributors to Fund performance on a relative basis, particularly when viewed through the lens of the Funds’ roles in augmenting traditional fixed income and broad U.S. equities, respectively.   For more information on a Select Fund’s performance, please refer to that Select Fund’s section in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed income futures. Overall, derivative exposure had a negative impact on Fund performance for the year.
The Fund attempted to achieve its objective by investing in a diversified portfolio of primarily the Select Funds that represent various asset classes. The Fund is managed to the specific year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making any new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. Over time, the allocation to asset classes will change according to a predetermined “glide path,” which adjusts the percentage of fixed income securities and equity securities to become more conservative each year until 15 years after Target Date. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. By investing in this Fund, you will incur the expenses of the Fund in addition to those of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the Target Date. It is possible to lose money by investing in the Fund.

See Notes to Financial Statements.

MyDestination 2025 Fund (Unaudited)
At December 31, 2022, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Fixed Income Select Funds	39.0
U.S. Equity Select Funds	38.5
Non-U.S. Equity Select Funds	14.6
U.S. Treasury Obligations	3.3
Alternative Select Funds	2.1
Money Market Funds	1.4
Real Assets Select Funds	1.1
100.0
Average Annual Total Returns as of 12/31/22
	Institutional Class*	Investor Class*
One Year	(14.11)%	(14.40)%
Five Year	3.28%	3.02%
Ten Year	N/A	5.28%
Since Inception	4.47%	4.28%
Inception Date	05/01/17	12/29/06
Total Fund Operating Expenses (May 1, 2022 Prospectus)(1)	0.51%	0.76%
(1)The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses to 0.50% for the Institutional Class and 0.75% for the Investor Class. This contractual waiver and reimbursement applies to Fund operating expenses only and will remain in place until April 30, 2023.
See Notes to Financial Statements.

MyDestination 2025 Fund (Unaudited)

Investor Class*
Bloomberg US Treasury 1-3 Year Index
Bloomberg US Aggregate Bond Index
Russell 3000® Index
MSCI ACWI (All Country World Index) ex USA Index
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
$31,428
$16,723
$14,520
$11,108
$10,753

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2012 to December 31, 2022, with all dividends and capital gains reinvested.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

MYDESTINATION 2025 FUND
SCHEDULE OF INVESTMENTS
December 31, 2022
	Shares	Value
MUTUAL FUNDS — 95.3%
GuideStone Low-Duration Bond Fund (Institutional Class)∞	13,074,611	$ 164,870,850
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	30,336,080	380,717,807
GuideStone Global Bond Fund (Institutional Class)∞	10,778,227	89,998,195
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	18,972,837	201,112,070
GuideStone Equity Index Fund (Institutional Class)∞	9,444,405	377,965,070
GuideStone International Equity Index Fund (Institutional Class)∞	16,785,907	165,676,898
GuideStone Small Cap Equity Fund (Institutional Class)∞	3,022,768	46,218,124
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	8,736,698	71,728,287
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	2,102,812	17,453,341
GuideStone Strategic Alternatives Fund (Institutional Class)∞	3,437,660	33,757,824
Total Mutual Funds (Cost $1,664,787,878)		1,549,498,466
MONEY MARKET FUNDS — 1.4%
GuideStone Money Market Fund, 3.97% (Institutional Class)Ø∞	22,258,100	22,258,100
Northern Institutional U.S. Government Portfolio (Shares), 3.73%Ø	9,021	9,021
Total Money Market Funds (Cost $22,267,121)		22,267,121

	Par	Value
U.S. TREASURY OBLIGATIONS — 3.3%
U.S. Treasury Bill
3.97%, 01/31/23	$ 1,890,000	$ 1,884,216
U.S. Treasury Inflationary Index Bonds
0.13%, 07/15/24	8,339,940	8,075,790
0.13%, 07/15/26	14,129,650	13,330,379
0.38%, 07/15/27	2,460,905	2,322,570
3.88%, 04/15/29	11,710,688	13,178,328
3.38%, 04/15/32	5,909,869	6,776,062
0.63%, 07/15/32	1,759,058	1,614,301
0.63%, 02/15/43	4,232,126	3,420,700
1.00%, 02/15/48	2,199,470	1,854,818
0.13%, 02/15/51	2,489,614	1,607,423
Total U.S. Treasury Obligations (Cost $61,792,595)		54,064,587
TOTAL INVESTMENTS — 100.0% (Cost $1,748,847,594)		1,625,830,174
Liabilities in Excess of Other Assets — (0.0)%		(511,417)
NET ASSETS — 100.0%		$1,625,318,757

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 22,267,121	$ 22,267,121	$ —	$ —
Mutual Funds	1,549,498,466	1,549,498,466	—	—
U.S. Treasury Obligations	54,064,587	—	54,064,587	—
Total Assets - Investments in Securities	$1,625,830,174	$1,571,765,587	$54,064,587	$ —
See Notes to Financial Statements.

MyDestination 2035 Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a greater percentage of exposure to equity securities with smaller percentages allocated to fixed income securities and real assets. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 24% fixed income securities, 74% equity securities and 2% real assets as of December 31, 2022.
As a fund of funds, the Fund’s performance was based on the performance of its underlying investments. The Investor Class of the Fund generated a return of -16.46% for the one-year period ended December 31, 2022. Contribution to absolute performance from each major asset class was negative, as the year was one of the worst for both equity and fixed income drawdowns.  Exposure to non-U.S. equity securities produced relatively stronger performance than funds with primarily U.S. equity securities exposure. During the year, the downside in markets primarily emanated from lingering supply chain and supply/demand imbalances resulting from the COVID-19 pandemic, which created the strongest increase in inflation the United States has experienced in decades; the resultant global central bank actions to tame inflation, which manifested itself as one of the fastest paces of globally-coordinated interest rate hikes; Russia’s invasion of Ukraine, which not only caused geopolitical angst, but also distorted energy delivery and pricing; and ongoing economic disruptions caused by China’s COVID-lockdown policies as well as the country’s unilateral interventions in China-based global businesses.  Lastly, the strength of the U.S. dollar made investing internationally a more difficult proposition for U.S.-based investors.  The Equity Index Fund was the largest equity detractor to Fund performance due to its broad exposure to the weakness of stocks in the S&P 500® Index.  Broadly, fixed income markets experienced their first back-to-back years of declines and suffered alongside equity markets as uncertainty abounded.  As such, the contribution to performance emanating from the fixed income Funds, while relatively more attractive than the equity Funds, was not the typical uncorrelated offset that investors have grown accustomed to experiencing in a diversified portfolio construct. The contribution to absolute performance by the Fund’s exposure to real assets, via exposure to the Global Real Estate Securities Fund, was also negative.  Exposure to the Strategic Alternatives Fund and Defensive Market Strategies® Fund were positive contributors to Fund performance on a relative basis, particularly when viewed through the lens of the Funds’ roles in augmenting traditional fixed income and broad U.S. equities, respectively.  For more information on a Select Fund’s performance, please refer to that Select Fund’s section in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed income futures. Overall, derivative exposure had a negative impact on Fund performance for the year.
The Fund attempted to achieve its objective by investing in a diversified portfolio of primarily the Select Funds that represent various asset classes. The Fund is managed to the specific year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making any new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. Over time, the allocation to asset classes will change according to a predetermined “glide path,” which adjusts the percentage of fixed income securities and equity securities to become more conservative each year until 15 years after Target Date. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. By investing in this Fund, you will incur the expenses of the Fund in addition to those of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the Target Date. It is possible to lose money by investing in the Fund.

See Notes to Financial Statements.

MyDestination 2035 Fund (Unaudited)
At December 31, 2022, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Equity Select Funds	48.8
Fixed Income Select Funds	25.1
Non-U.S. Equity Select Funds	22.2
Money Market Funds	2.0
Real Assets Select Funds	1.3
Alternative Select Funds	0.6
100.0
Average Annual Total Returns as of 12/31/22
	Institutional Class*	Investor Class*
One Year	(16.26)%	(16.46)%
Five Year	4.20%	3.95%
Ten Year	N/A	6.41%
Since Inception	5.70%	4.59%
Inception Date	05/01/17	12/29/06
Total Fund Operating Expenses (May 1, 2022 Prospectus)(1)	0.48%	0.74%
(1)The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
See Notes to Financial Statements.

MyDestination 2035 Fund (Unaudited)

$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
Investor Class*
Bloomberg US Treasury 1-3 Year Index
Bloomberg US Aggregate Bond Index
Russell 3000® Index
MSCI ACWI (All Country World Index) ex USA Index
$31,428
$18,510
$14,520
$11,108
$10,753
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2012 to December 31, 2022, with all dividends and capital gains reinvested.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

MYDESTINATION 2035 FUND
SCHEDULE OF INVESTMENTS
December 31, 2022
	Shares	Value
MUTUAL FUNDS — 98.0%
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	22,041,677	$276,623,040
GuideStone Global Bond Fund (Institutional Class)∞	8,271,312	69,065,457
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	11,290,227	119,676,407
GuideStone Equity Index Fund (Institutional Class)∞	12,284,497	491,625,572
GuideStone International Equity Index Fund (Institutional Class)∞	21,633,868	213,526,273
GuideStone Small Cap Equity Fund (Institutional Class)∞	3,836,725	58,663,521
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	11,079,196	90,960,202
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	2,211,253	18,353,402
	Shares	Value
GuideStone Strategic Alternatives Fund (Institutional Class)∞	819,890	$ 8,051,321
Total Mutual Funds (Cost $1,424,850,467)		1,346,545,195
MONEY MARKET FUNDS — 2.0%
GuideStone Money Market Fund, 3.97% (Institutional Class)Ø∞ (Cost $27,339,419)	27,339,419	27,339,419
TOTAL INVESTMENTS — 100.0% (Cost $1,452,189,886)		1,373,884,614
Other Assets in Excess of Liabilities — 0.0%		21,261
NET ASSETS — 100.0%		$1,373,905,875

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 27,339,419	$ 27,339,419	$ —	$ —
Mutual Funds	1,346,545,195	1,346,545,195	—	—
Total Assets - Investments in Securities	$1,373,884,614	$1,373,884,614	$ —	$ —
See Notes to Financial Statements.

MyDestination 2045 Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a high percentage of exposure to equity securities with only modest percentages allocated to fixed income securities and real assets. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 9% fixed income securities, 89% equity securities and 2% real assets as of December 31, 2022.
As a fund of funds, the Fund’s performance was based on the performance of its underlying investments. The Investor Class of the Fund generated a return of -17.38% for the one-year period ended December 31, 2022. Contribution to absolute performance from each major asset class was negative, as the year was one of the worst for both equity and fixed income drawdowns.  Exposure to non-U.S. equity securities produced relatively stronger performance than funds with primarily U.S. equity securities exposure. During the year, the downside in markets primarily emanated from lingering supply chain and supply/demand imbalances resulting from the COVID-19 pandemic, which created the strongest increase in inflation the United States has experienced in decades; the resultant global central bank actions to tame inflation, which manifested itself as one of the fastest paces of globally-coordinated interest rate hikes; Russia’s invasion of Ukraine, which not only caused geopolitical angst, but also distorted energy delivery and pricing; and ongoing economic disruptions caused by China’s COVID-lockdown policies as well as the country’s unilateral interventions in China-based global businesses.  Lastly, the strength of the U.S. dollar made investing internationally a more difficult proposition for U.S.-based investors. The Equity Index Fund was the largest equity detractor to Fund performance due to its broad exposure to the weakness of stocks in the S&P 500® Index.  Broadly, fixed income markets experienced their first back-to-back years of declines and suffered alongside equity markets as uncertainty abounded.  As such, the contribution to performance emanating from the fixed income Funds, while relatively more attractive than the equity Funds, was not the typical uncorrelated offset that investors have grown accustomed to experiencing in a diversified portfolio construct. The contribution to absolute performance by the Fund’s exposure to real assets, via exposure to the Global Real Estate Securities Fund, was also negative.  Exposure to the Defensive Market Strategies® Fund was a positive contributor to Fund performance on a relative basis, particularly when viewed through the lens of the Fund’s role in augmenting broad U.S. equities. For more information on a Select Fund’s performance, please refer to that Select Fund’s section in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed income futures. Overall, derivative exposure had a negative impact on Fund performance for the year.
The Fund attempted to achieve its objective by investing in a diversified portfolio of primarily the Select Funds that represent various asset classes. The Fund is managed to the specific year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making any new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. Over time, the allocation to asset classes will change according to a predetermined “glide path,” which adjusts the percentage of fixed income securities and equity securities to become more conservative each year until 15 years after Target Date. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. By investing in this Fund, you will incur the expenses of the Fund in addition to those of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the Target Date. It is possible to lose money by investing in the Fund.

See Notes to Financial Statements.

MyDestination 2045 Fund (Unaudited)
At December 31, 2022, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Equity Select Funds	56.9
Non-U.S. Equity Select Funds	28.5
Fixed Income Select Funds	10.9
Money Market Funds	2.0
Real Assets Select Funds	1.7
100.0
Average Annual Total Returns as of 12/31/22
	Institutional Class*	Investor Class*
One Year	(17.08)%	(17.38)%
Five Year	4.91%	4.62%
Ten Year	N/A	7.08%
Since Inception	6.56%	4.81%
Inception Date	05/01/17	12/29/06
Total Fund Operating Expenses (May 1, 2022 Prospectus)(1)	0.47%	0.72%
(1)The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
See Notes to Financial Statements.

MyDestination 2045 Fund (Unaudited)

Investor Class*
Bloomberg US Treasury 1-3 Year Index
Bloomberg US Aggregate Bond Index
Russell 3000® Index
MSCI ACWI (All Country World Index) ex USA Index
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
$31,426
$19,511
$14,520
$11,108
$10,753

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2012 to December 31, 2022, with all dividends and capital gains reinvested.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

MYDESTINATION 2045 FUND
SCHEDULE OF INVESTMENTS
December 31, 2022
	Shares	Value
MUTUAL FUNDS — 98.0%
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	7,274,006	$ 91,288,771
GuideStone Global Bond Fund (Institutional Class)∞	2,738,090	22,863,052
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	4,996,894	52,967,081
GuideStone Equity Index Fund (Institutional Class)∞	12,034,367	481,615,379
GuideStone International Equity Index Fund (Institutional Class)∞	20,997,199	207,242,353
GuideStone Small Cap Equity Fund (Institutional Class)∞	3,804,557	58,171,675
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	10,986,245	90,197,069
	Shares	Value
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	2,134,420	$ 17,715,687
Total Mutual Funds (Cost $1,048,391,067)		1,022,061,067
MONEY MARKET FUNDS — 2.0%
GuideStone Money Market Fund, 3.97% (Institutional Class)Ø∞ (Cost $20,897,512)	20,897,512	20,897,512
TOTAL INVESTMENTS — 100.0% (Cost $1,069,288,579)		1,042,958,579
Other Assets in Excess of Liabilities — 0.0%		92,534
NET ASSETS — 100.0%		$1,043,051,113

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 20,897,512	$ 20,897,512	$ —	$ —
Mutual Funds	1,022,061,067	1,022,061,067	—	—
Total Assets - Investments in Securities	$1,042,958,579	$1,042,958,579	$ —	$ —
See Notes to Financial Statements.

MyDestination 2055 Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a high percentage of exposure to equity securities with only modest percentages allocated to fixed income securities and real assets. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 5% fixed income securities, 93% equity securities and 2% real assets as of December 31, 2022.
As a fund of funds, the Fund’s performance was based on the performance of its underlying investments. The Investor Class of the Fund generated a return of -17.61% for the one-year period ended December 31, 2022. Contribution to absolute performance from each major asset class was negative, as the year was one of the worst for both equity and fixed income drawdowns.  Exposure to non-U.S. equity securities produced relatively stronger performance than funds with primarily U.S. equity securities exposure. During the year, the downside in markets primarily emanated from lingering supply chain and supply/demand imbalances resulting from the COVID-19 pandemic, which created the strongest increase in inflation the United States has experienced in decades; the resultant global central bank actions to tame inflation, which manifested itself as one of the fastest paces of globally-coordinated interest rate hikes; Russia’s invasion of Ukraine, which not only caused geopolitical angst, but also distorted energy delivery and pricing; and ongoing economic disruptions caused by China’s COVID-lockdown policies as well as the country’s unilateral interventions in China-based global businesses.  Lastly, the strength of the U.S. dollar made investing internationally a more difficult proposition for U.S.-based investors.  The Equity Index Fund was the largest equity detractor to Fund performance due to its broad exposure to the weakness of stocks in the S&P 500® Index.  Broadly, fixed income markets experienced their first back-to-back years of declines and suffered alongside equity markets as uncertainty abounded.  As such, the contribution to performance emanating from the fixed income Funds, while relatively more attractive than the equity Funds, was not the typical uncorrelated offset that investors have grown accustomed to experiencing in a diversified portfolio construct. The contribution to absolute performance by the Fund’s exposure to real assets, via exposure to the Global Real Estate Securities Fund, was also negative.  Exposure to the Defensive Market Strategies® Fund was a positive contributor to Fund performance on a relative basis, particularly when viewed through the lens of the Fund’s role in augmenting broad U.S. equities. For more information on a Select Fund’s performance, please refer to that Select Fund’s section in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed income futures. Overall, derivative exposure had a negative impact on Fund performance for the year.
The Fund attempted to achieve its objective by investing in a diversified portfolio of primarily the Select Funds that represent various asset classes. The Fund is managed to the specific year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making any new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. Over time, the allocation to asset classes will change according to a predetermined “glide path,” which adjusts the percentage of fixed income securities and equity securities to become more conservative each year until 15 years after Target Date. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. By investing in this Fund, you will incur the expenses of the Fund in addition to those of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the Target Date. It is possible to lose money by investing in the Fund.

See Notes to Financial Statements.

MyDestination 2055 Fund (Unaudited)
At December 31, 2022, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Equity Select Funds	59.8
Non-U.S. Equity Select Funds	30.3
Fixed Income Select Funds	5.5
Money Market Funds	2.5
Real Assets Select Funds	1.8
99.9
Average Annual Total Returns as of 12/31/22
	Institutional Class*	Investor Class*
One Year	(17.43)%	(17.61)%
Five Year	5.04%	4.78%
Ten Year	N/A	7.27%
Since Inception	6.76%	7.88%
Inception Date	05/01/17	01/01/12
Total Fund Operating Expenses (May 1, 2022 Prospectus)(1)	0.50%	0.75%
(1)The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses to 0.50% for the Institutional Class and 0.75% for the Investor Class. This contractual waiver and reimbursement applies to Fund operating expenses only and will remain in place until April 30, 2023.
See Notes to Financial Statements.

MyDestination 2055 Fund (Unaudited)

Investor Class*
Bloomberg US Treasury 1-3M Index
Bloomberg US Aggregate Bond Index
Russell 3000® Index
MSCI ACWI (All Country World Index) ex USA Index
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
$31,428
$20,169
$14,620
$11,108
$10,753

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2012 to December 31, 2022, with all dividends and capital gains reinvested.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

MYDESTINATION 2055 FUND
SCHEDULE OF INVESTMENTS
December 31, 2022
	Shares	Value
MUTUAL FUNDS — 97.4%
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	1,525,759	$ 19,148,276
GuideStone Global Bond Fund (Institutional Class)∞	574,881	4,800,254
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	2,037,105	21,593,318
GuideStone Equity Index Fund (Institutional Class)∞	5,383,459	215,446,026
GuideStone International Equity Index Fund (Institutional Class)∞	9,409,934	92,876,048
GuideStone Small Cap Equity Fund (Institutional Class)∞	1,700,035	25,993,538
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	4,920,812	40,399,865
	Shares	Value
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	953,495	$ 7,914,008
Total Mutual Funds (Cost $445,905,841)		428,171,333
MONEY MARKET FUNDS — 2.5%
GuideStone Money Market Fund, 3.97% (Institutional Class)Ø∞ (Cost $10,866,425)	10,866,425	10,866,425
TOTAL INVESTMENTS — 99.9% (Cost $456,772,266)		439,037,758
Other Assets in Excess of Liabilities — 0.1%		310,892
NET ASSETS — 100.0%		$439,348,650

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 10,866,425	$ 10,866,425	$ —	$ —
Mutual Funds	428,171,333	428,171,333	—	—
Total Assets - Investments in Securities	$439,037,758	$439,037,758	$ —	$ —
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2022
	MyDestination 2015 Fund	MyDestination 2025 Fund
Assets
Investments in securities of unaffiliated issuers, at value	$ 43,611,777	$ 54,073,608
Investments in securities of affiliated issuers, at value	598,166,331	1,571,756,566
Total investments, at value(1)	641,778,108	1,625,830,174
Receivables:
Dividends	22,360	73,822
Interest	146,495	181,772
Fund shares sold	191,220	44,076
Prepaid expenses and other assets	17,944	21,539
Total Assets	642,156,127	1,626,151,383
Liabilities
Payables:
Fund shares redeemed	161,599	471,886
Accrued expenses:
Investment advisory fees	27,740	84,020
Shareholder servicing fees	89,309	217,490
Trustee fees	1,608	2,923
Other expenses	36,929	56,307
Total Liabilities	317,185	832,626
Net Assets	$641,838,942	$1,625,318,757
Net Assets Consist of:
Paid-in-capital	$705,231,066	$1,752,359,077
Distributable earnings (loss)	(63,392,124)	(127,040,320)
Net Assets	$641,838,942	$1,625,318,757
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$224,236,127	$ 606,791,457
Institutional shares outstanding	24,956,544	65,899,136
Net asset value, offering and redemption price per Institutional share	$ 8.99	$ 9.21
Net assets applicable to the Investor Class	$417,602,815	$1,018,527,300
Investor shares outstanding	46,482,568	110,548,121
Net asset value, offering and redemption price per Investor share	$ 8.98	$ 9.21

(1)Investments in securities of unaffiliated issuers, at cost	$ 50,297,468	$ 61,801,616
Investments in securities of affiliated issuers, at cost	651,221,799	1,687,045,978
Total investments, at cost	$701,519,267	$1,748,847,594

See Notes to Financial Statements.

MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund

$ —	$ —	$ —
1,373,884,614	1,042,958,579	439,037,758
1,373,884,614	1,042,958,579	439,037,758

92,482	73,108	33,633
—	—	—
441,773	285,328	394,904
20,173	19,079	4,248
1,374,439,042	1,043,336,094	439,470,543

187,620	17,415	14,332

117,042	88,872	14,453
170,466	129,138	54,127
2,322	1,909	1,521
55,717	47,647	37,460
533,167	284,981	121,893
$1,373,905,875	$1,043,051,113	$439,348,650

$1,451,531,143	$1,065,867,774	$457,408,552
(77,625,268)	(22,816,661)	(18,059,902)
$1,373,905,875	$1,043,051,113	$439,348,650

$ 572,406,879	$ 437,043,853	$184,087,438
61,134,042	46,621,004	13,828,160
$ 9.36	$ 9.37	$ 13.31
$ 801,498,996	$ 606,007,260	$255,261,212
85,635,859	64,721,129	19,220,444
$ 9.36	$ 9.36	$ 13.28

$ —	$ —	$ —
1,452,189,886	1,069,288,579	456,772,266
$1,452,189,886	$1,069,288,579	$456,772,266
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2022
MyDestination 2015 Fund
Investment Income
Income distributions received from affiliated funds	$ 10,154,404
Interest	2,590,578
Total Investment Income	12,744,982
Expenses
Investment advisory fees	713,228
Transfer agent fees:
Institutional shares	3,685
Investor shares	19,303
Custodian fees	18,653
Shareholder servicing fees:
Investor shares	1,140,807
Accounting and administration fees	24,103
Professional fees	99,994
Blue sky fees:
Institutional shares	16,606
Investor shares	19,275
Shareholder reporting fees:
Institutional shares	240
Investor shares	15,877
Trustees expenses	4,719
Line of credit facility fees	2,296
Other expenses	52,653
Recoupment of prior expenses reduced by the Advisor	—
Total Expenses	2,131,439
Expenses waived/reimbursed(1)	(231,583)
Net Expenses	1,899,856
Net Investment Income	10,845,126
Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	14,719,905
Net realized gain on investment securities of affiliated issuers	6,014,788
Net realized loss on investment securities of unaffiliated issuers	(769,320)
Net realized loss on futures transactions	(276,489)
Net realized gain	19,688,884
Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	(117,664,217)
Change in unrealized appreciation (depreciation) on investment securities of unaffiliated issuers	(7,755,619)
Change in unrealized appreciation (depreciation) on futures	(75,034)
Net change in unrealized appreciation (depreciation)	(125,494,870)
Net Realized and Unrealized Loss	(105,805,986)
Net Decrease in Net Assets Resulting from Operations	$ (94,960,860)

(1)	See Note 3c in Notes to Financial Statements.

See Notes to Financial Statements.

MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund

$ 25,773,761	$ 22,443,860	$ 17,183,248	$ 7,079,770
2,924,406	—	—	46
28,698,167	22,443,860	17,183,248	7,079,816

1,689,382	1,338,334	1,023,645	416,166

3,747	3,762	3,704	3,697
31,063	24,151	19,938	18,418
27,583	23,773	20,992	16,228

2,699,454	2,057,333	1,530,482	611,565
56,656	46,669	35,915	14,978
104,474	102,173	100,714	98,993

17,606	17,626	17,606	19,639
17,891	17,946	17,831	25,966

775	955	812	776
25,065	18,673	15,415	11,755
8,635	6,872	5,588	4,554
6,708	5,658	4,200	1,141
84,063	96,863	81,266	57,862
—	—	—	31,022
4,773,102	3,760,788	2,878,108	1,332,760
(332,056)	—	—	(33,157)
4,441,046	3,760,788	2,878,108	1,299,603
24,257,121	18,683,072	14,305,140	5,780,213

40,895,722	27,334,579	16,963,734	7,066,508
16,223,863	19,596,753	14,051,974	2,774,815
(831,946)	—	—	—
(683,909)	(1,488,604)	(1,237,311)	(543,804)
55,603,730	45,442,728	29,778,397	9,297,519
(323,912,966)	(298,579,637)	(238,640,282)	(95,107,935)
(8,870,308)	—	—	—
(267,484)	(452,904)	(395,362)	(137,549)
(333,050,758)	(299,032,541)	(239,035,644)	(95,245,484)
(277,447,028)	(253,589,813)	(209,257,247)	(85,947,965)
$(253,189,907)	$(234,906,741)	$(194,952,107)	$(80,167,752)
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	MyDestination 2015 Fund		MyDestination 2025 Fund
	For the Year Ended		For the Year Ended
	12/31/22	12/31/21	12/31/22	12/31/21

Operations:
Net investment income	$ 10,845,126	$ 9,163,731	$ 24,257,121	$ 20,893,751
Net realized gain on investment securities and futures transactions	19,688,884	35,681,463	55,603,730	82,977,728
Net change in unrealized appreciation (depreciation) on investment securities and futures	(125,494,870)	3,541,415	(333,050,758)	41,287,989
Net increase (decrease) in net assets resulting from operations	(94,960,860)	48,386,609	(253,189,907)	145,159,468
Distributions to Shareholders:
Distributions paid
Institutional shares	(16,080,809)	(11,212,826)	(43,588,582)	(25,822,026)
Investor shares	(28,848,121)	(27,805,081)	(70,624,252)	(58,826,598)
Return of capital
Institutional shares	—	—	—	—
Investor shares	—	—	—	—
Total distributions	(44,928,930)	(39,017,907)	(114,212,834)	(84,648,624)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	82,394,063	54,762,341	207,115,538	89,820,222
Investor shares	31,683,118	58,612,402	63,627,566	137,601,889
Reinvestment of dividends and distributions
Institutional shares	16,080,809	11,212,826	43,588,581	25,822,025
Investor shares	28,844,637	27,798,484	70,616,203	58,817,400
Total proceeds from shares sold and reinvested	159,002,627	152,386,053	384,947,888	312,061,536
Value of shares redeemed
Institutional shares	(39,514,382)	(30,077,650)	(49,720,875)	(58,008,101)
Investor shares	(84,460,063)	(82,876,873)	(129,197,425)	(96,067,512)
Total value of shares redeemed	(123,974,445)	(112,954,523)	(178,918,300)	(154,075,613)
Net increase from capital share transactions(1)	35,028,182	39,431,530	206,029,588	157,985,923
Total increase (decrease) in net assets	(104,861,608)	48,800,232	(161,373,153)	218,496,767
Net Assets:
Beginning of Year	746,700,550	697,900,318	1,786,691,910	1,568,195,143
End of Year	$ 641,838,942	$ 746,700,550	$1,625,318,757	$1,786,691,910

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

MyDestination 2035 Fund		MyDestination 2045 Fund		MyDestination 2055 Fund
For the Year Ended		For the Year Ended		For the Year Ended
12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21

$ 18,683,072	$ 16,416,327	$ 14,305,140	$ 12,555,366	$ 5,780,213	$ 4,793,877
45,442,728	80,937,218	29,778,397	67,954,490	9,297,519	26,523,555
(299,032,541)	61,272,571	(239,035,644)	69,280,136	(95,245,484)	28,089,280
(234,906,741)	158,626,116	(194,952,107)	149,789,992	(80,167,752)	59,406,712

(40,255,248)	(26,474,371)	(29,062,734)	(23,036,550)	(10,818,466)	(9,426,520)
(54,166,932)	(48,557,555)	(38,904,804)	(36,147,395)	(14,434,971)	(13,213,188)

—	—	—	—	—	—
—	—	—	—	—	—
(94,422,180)	(75,031,926)	(67,967,538)	(59,183,945)	(25,253,437)	(22,639,708)

190,049,365	88,740,477	106,471,021	62,655,462	46,662,378	38,018,347
72,523,171	113,685,881	63,610,295	73,883,374	53,121,148	49,961,631

40,255,248	26,474,370	29,062,734	23,036,551	10,818,466	9,426,520
54,164,673	48,549,290	38,904,777	36,147,394	14,434,761	13,212,942
356,992,457	277,450,018	238,048,827	195,722,781	125,036,753	110,619,440

(26,310,624)	(33,544,937)	(17,866,622)	(20,402,162)	(9,223,921)	(13,472,797)
(57,055,100)	(43,751,182)	(28,923,819)	(28,092,752)	(12,355,242)	(12,028,307)
(83,365,724)	(77,296,119)	(46,790,441)	(48,494,914)	(21,579,163)	(25,501,104)
273,626,733	200,153,899	191,258,386	147,227,867	103,457,590	85,118,336
(55,702,188)	283,748,089	(71,661,259)	237,833,914	(1,963,599)	121,885,340

1,429,608,063	1,145,859,974	1,114,712,372	876,878,458	441,312,249	319,426,909
$1,373,905,875	$1,429,608,063	$1,043,051,113	$1,114,712,372	$439,348,650	$441,312,249
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net(1)	Portfolio Turnover Rate
MyDestination 2015 Fund
Institutional Class
2022	$11.09	$0.19	$(1.61)	$(1.42)	$(0.19)	$(0.49)	$(0.68)	$ 8.99	(12.87)%	$ 224,236	0.11%	0.15%	1.91%	21%
2021	10.95	0.17	0.59	0.76	(0.26)	(0.36)	(0.62)	11.09	6.98	207,506	0.12	0.14	1.46	17
2020	10.40	0.16	0.82	0.98	(0.22)	(0.21)	(0.43)	10.95	9.41	169,812	0.06	0.14	1.58	23
2019	9.40	0.25	1.19	1.44	(0.28)	(0.16)	(0.44)	10.40	15.32	142,900	0.06	0.13	2.48	7
2018	10.37	0.20	(0.54)	(0.34)	(0.38)	(0.25)	(0.63)	9.40	(3.33)	104,300	0.13	0.15	1.91	32
Investor Class
2022	$11.09	$0.15	$(1.60)	$(1.45)	$(0.17)	$(0.49)	$(0.66)	$ 8.98	(13.10)%	$ 417,603	0.36%	0.40%	1.50%	21%
2021	10.95	0.13	0.60	0.73	(0.23)	(0.36)	(0.59)	11.09	6.72	539,194	0.37	0.39	1.15	17
2020	10.40	0.13	0.82	0.95	(0.19)	(0.21)	(0.40)	10.95	9.16	528,088	0.31	0.39	1.29	23
2019	9.40	0.21	1.21	1.42	(0.26)	(0.16)	(0.42)	10.40	15.09	524,696	0.31	0.38	2.09	7
2018	10.38	0.17	(0.55)	(0.38)	(0.35)	(0.25)	(0.60)	9.40	(3.66)	496,209	0.37	0.39	1.67	32

MyDestination 2025 Fund
Institutional Class
2022	$11.53	$0.18	$(1.80)	$(1.62)	$(0.17)	$(0.53)	$(0.70)	$ 9.21	(14.11)%	$ 606,791	0.11%	0.13%	1.76%	14%
2021	11.10	0.16	0.85	1.01	(0.28)	(0.30)	(0.58)	11.53	9.17	524,604	0.12	0.13	1.41	9
2020	10.42	0.17	0.97	1.14	(0.22)	(0.24)	(0.46)	11.10	10.95	449,798	0.08	0.12	1.60	19
2019	9.15	0.25	1.44	1.69	(0.27)	(0.15)	(0.42)	10.42	18.45	361,408	0.09	0.12	2.43	5
2018	10.25	0.18	(0.66)	(0.48)	(0.28)	(0.34)	(0.62)	9.15	(4.64)	250,202	0.12	0.13	1.80	37
Investor Class
2022	$11.54	$0.14	$(1.79)	$(1.65)	$(0.15)	$(0.53)	$(0.68)	$ 9.21	(14.40)%	$1,018,527	0.36%	0.38%	1.34%	14%
2021	11.11	0.13	0.85	0.98	(0.25)	(0.30)	(0.55)	11.54	8.91	1,262,088	0.37	0.38	1.15	9
2020	10.43	0.14	0.97	1.11	(0.19)	(0.24)	(0.43)	11.11	10.69	1,118,397	0.34	0.38	1.31	19
2019	9.16	0.21	1.45	1.66	(0.24)	(0.15)	(0.39)	10.43	18.18	1,048,140	0.34	0.37	2.06	5
2018	10.26	0.15	(0.65)	(0.50)	(0.26)	(0.34)	(0.60)	9.16	(4.87)	888,153	0.36	0.38	1.51	37

MyDestination 2035 Fund
Institutional Class
2022	$12.00	$0.17	$(2.11)	$(1.94)	$(0.16)	$(0.54)	$(0.70)	$ 9.36	(16.26)%	$ 572,407	0.13%	0.13%	1.67%	11%
2021	11.19	0.17	1.32	1.49	(0.30)	(0.38)	(0.68)	12.00	13.29	488,921	0.12	0.12	1.43	10
2020	10.22	0.16	1.18	1.34	(0.19)	(0.18)	(0.37)	11.19	13.15	379,986	0.14	0.14	1.61	11
2019	8.65	0.24	1.70	1.94	(0.24)	(0.13)	(0.37)	10.22	22.47	266,012	0.13	0.13	2.41	4
2018	9.95	0.15	(0.80)	(0.65)	(0.29)	(0.36)	(0.65)	8.65	(6.56)	173,573	0.13	0.14	1.54	50
Investor Class
2022	$12.00	$0.13	$(2.10)	$(1.97)	$(0.13)	$(0.54)	$(0.67)	$ 9.36	(16.46)%	$ 801,499	0.38%	0.38%	1.22%	11%
2021	11.19	0.14	1.32	1.46	(0.27)	(0.38)	(0.65)	12.00	13.04	940,687	0.38	0.38	1.16	10
2020	10.22	0.13	1.19	1.32	(0.17)	(0.18)	(0.35)	11.19	12.90	765,874	0.39	0.39	1.29	11
2019	8.65	0.20	1.72	1.92	(0.22)	(0.13)	(0.35)	10.22	22.16	662,810	0.39	0.39	2.01	4
2018	9.96	0.12	(0.80)	(0.68)	(0.27)	(0.36)	(0.63)	8.65	(6.89)	514,670	0.38	0.39	1.25	50

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. Acquired fund fees and expenses (i.e., the fees and expenses incurred by the underlying funds) for the MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund were 0.39%, 0.39%, 0.37%, 0.34% and 0.33%, respectively for 2022. These acquired fund fees and expenses impact the net asset value of the underlying funds in which each Fund invests, and therefore the effect of the acquired fund fees and expenses are reflected in each Fund's total return.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net(1)	Portfolio Turnover Rate
MyDestination 2045 Fund
Institutional Class
2022	$12.10	$0.17	$(2.24)	$(2.07)	$(0.15)	$(0.51)	$(0.66)	$ 9.37	(17.08)%	$437,044	0.13%	0.13%	1.61%	7%
2021	10.97	0.17	1.65	1.82	(0.30)	(0.39)	(0.69)	12.10	16.61	422,303	0.13	0.13	1.41	10
2020	9.87	0.15	1.24	1.39	(0.17)	(0.12)	(0.29)	10.97	14.06	323,697	0.14	0.14	1.58	7
2019	8.21	0.22	1.79	2.01	(0.22)	(0.13)	(0.35)	9.87	24.56	230,295	0.13	0.13	2.31	4
2018	9.60	0.13	(0.84)	(0.71)	(0.26)	(0.42)	(0.68)	8.21	(7.50)	160,533	0.14	0.15	1.36	58
Investor Class
2022	$12.09	$0.13	$(2.22)	$(2.09)	$(0.13)	$(0.51)	$(0.64)	$ 9.36	(17.38)%	$606,007	0.38%	0.38%	1.25%	7%
2021	10.97	0.14	1.64	1.78	(0.27)	(0.39)	(0.66)	12.09	16.26	692,409	0.38	0.38	1.15	10
2020	9.87	0.12	1.24	1.36	(0.14)	(0.12)	(0.26)	10.97	13.80	553,181	0.41	0.41	1.26	7
2019	8.21	0.18	1.80	1.98	(0.19)	(0.13)	(0.32)	9.87	24.24	470,796	0.41	0.41	1.94	4
2018	9.60	0.10	(0.83)	(0.73)	(0.24)	(0.42)	(0.66)	8.21	(7.73)	357,044	0.39	0.40	1.08	58

MyDestination 2055 Fund
Institutional Class
2022	$17.11	$0.23	$(3.20)	$(2.97)	$(0.21)	$(0.62)	$(0.83)	$13.31	(17.43)%	$184,087	0.17%	0.17%	1.56%	7%
2021	15.37	0.24	2.44	2.68	(0.42)	(0.52)	(0.94)	17.11	17.46	178,971	0.17	0.17	1.39	11
2020	13.77	0.21	1.74	1.95	(0.22)	(0.13)	(0.35)	15.37	14.23	130,214	0.16	0.18	1.58	12
2019	11.48	0.30	2.58	2.88	(0.30)	(0.29)	(0.59)	13.77	25.15	77,156	0.16	0.20	2.26	10
2018	13.45	0.19	(1.23)	(1.04)	(0.31)	(0.62)	(0.93)	11.48	(7.77)	54,326	0.18	0.24	1.40	62
Investor Class
2022	$17.07	$0.19	$(3.18)	$(2.99)	$(0.18)	$(0.62)	$(0.80)	$13.28	(17.61)%	$255,261	0.42%	0.42%	1.27%	7%
2021	15.34	0.19	2.44	2.63	(0.38)	(0.52)	(0.90)	17.07	17.18	262,341	0.42	0.42	1.15	11
2020	13.76	0.17	1.73	1.90	(0.19)	(0.13)	(0.32)	15.34	13.85	189,213	0.42	0.44	1.27	12
2019	11.47	0.27	2.58	2.85	(0.27)	(0.29)	(0.56)	13.76	24.92	143,473	0.41	0.44	2.03	10
2018	13.45	0.15	(1.22)	(1.07)	(0.29)	(0.62)	(0.91)	11.47	(8.02)	94,392	0.39	0.49	1.08	62

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. Acquired fund fees and expenses (i.e., the fees and expenses incurred by the underlying funds) for the MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund were 0.39%, 0.39%, 0.37%, 0.34% and 0.33%, respectively for 2022. These acquired fund fees and expenses impact the net asset value of the underlying funds in which each Fund invests, and therefore the effect of the acquired fund fees and expenses are reflected in each Fund's total return.
See Notes to Financial Statements.

Conservative Allocation Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a greater percentage of exposure to fixed income securities with a smaller percentage to equity securities, real assets, impact and alternative investments. The Fund had an approximate target asset allocation of 64% fixed income securities, 27% equity securities, 1% real assets, 3% impact and 5% alternative investments as of December 31, 2022.
As a fund of funds, the Fund’s performance was based on the performance of its underlying investments. The Investor Class of the Fund generated a return of -10.17% for the one-year period ended December 31, 2022. All major asset class groupings experienced negative performance contribution, as the year was one of the worst for both equity and fixed income drawdowns.  In general, fixed income outperformed equity and non-U.S. equity outperformed U.S. equity for the year. The Fund’s largest fixed income exposure, the Low-Duration Bond Fund, held up the best, on a relative basis, within the fixed income allocation, which was accretive to Fund performance. Broadly, fixed income markets experienced their first back-to-back years of declines and suffered alongside equity markets as uncertainty abounded.  As such, the contribution to performance emanating from the fixed income Funds, while relatively more attractive than the equity Funds, was not the typical uncorrelated offset that investors have grown accustomed to experiencing in a diversified portfolio construct.  During the year, two new passive Funds were incepted – the Growth Equity Index Fund, broadly tracking the U.S. large cap growth segment of the market, and the Value Equity Index Fund, broadly tracking the U.S. large cap value segment of the market.  The Conservative Allocation Fund invested in both of these new passive Funds upon their inception (i.e., August 31, 2022) to augment the actively-managed Funds utilized for these segments of the U.S. equity market.  The Value Equity Fund held up much better than the Growth Equity Fund during the year (with almost 30% separating the performance of the two), with the net effect being a heavier drag emanating from U.S. equity exposure relative to the Fund’s non-U.S. equity exposure (via the International Equity Fund and Emerging Markets Equity Fund).  The contribution to absolute performance by the Fund’s exposure to real assets, via exposure to the Global Real Estate Securities Fund, was marginally detractive. The Global Impact Fund, like all asset class exposures, was detractive to Fund-level performance, although the Fund did outperform notable exposures within the Conservative Allocation Fund to emerging markets, U.S. large cap growth and global real estate.  Exposure to the Strategic Alternatives Fund and Defensive Market Strategies® Fund were positive contributors to Fund performance on a relative basis, particularly when viewed through the lens of the Funds’ roles in augmenting traditional fixed income and broad U.S. equities, respectively.
The Investor Class of the Fund underperformed its composite benchmark in 2022 (-10.17% versus -9.30%). The performance difference between the Fund and the composite benchmark was due to the performance differences of the underlying Select Funds versus their respective benchmarks in addition to exposure differences between the Select Funds’ benchmarks and the Fund’s composite benchmark. For more information on a Select Fund’s performance, please refer to that Select Fund’s section in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed income futures. Overall, derivative exposure had a negative impact on Fund performance for the year.
The Fund attempted to achieve its objective, through investments primarily in the Select Funds, by combining a greater percentage of fixed income securities with a smaller percentage of equity securities. By investing in the Fund, you will also incur the expenses and risks of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The Fund may be suitable for investors who have a short- to medium-term investment horizon, possess a relatively low tolerance for risk and want some exposure to the growth potential of the equity market tempered by a larger allocation to short-term, fixed income securities. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. It is possible to lose money by investing in the Fund.

Conservative Allocation Fund (Unaudited)
At December 31, 2022, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Fixed Income Select Funds	63.1
U.S. Equity Select Funds	18.6
Non-U.S. Equity Select Funds	7.9
Alternative Select Funds	5.1
Impact Select Funds	3.0
Money Market Funds	1.2
Real Assets Select Funds	1.1
100.0
Average Annual Total Returns as of 12/31/22
	Institutional Class*	Investor Class*	Benchmark**
One Year	(9.93%)	(10.17%)	(9.30%)
Five Year	1.81%	1.56%	2.67%
Ten Year	N/A	2.29%	3.22%
Since Inception(1)	2.86%	3.23%	3.74%
Inception Date	11/23/15	08/27/01
Total Fund Operating Expenses (May 1, 2022 Prospectus)(2)(3)	0.65%	0.90%

(1)	The Since Inception benchmark performance is based on the start date of August 27, 2001, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)	The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
(3)	Supplement dated January 27, 2023 to Prospectus dated May 1, 2022 as amended August 31, 2022.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Conservative Allocation Fund (Unaudited)

Investor Class*
Benchmark Index**
Bloomberg US Treasury 1-3 Year Index
Russell 3000® Index
MSCI ACWI (All Country World Index) ex USA Index
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
$31,428
$14,520
$13,731
$12,536
$10,753

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2012 to December 31, 2022, with all dividends and capital gains reinvested, with the Fund's composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**The Benchmark Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The percentage allocations to the broad-based market indexes comprising the Benchmark Index are intended to correspond to the Fund’s investment allocation, as represented by the Fund’s investment in the Select Funds. The Benchmark Index is 49.00% Bloomberg US Treasury 1-3 Year Index, 5.00% Bloomberg 1-3 Month US Treasury Bill Index, 16.00% Bloomberg US Aggregate Bond Index, 21.00% Russell 3000® Index, 1.00% FTSE EPRA/NAREIT Developed Index and 8.00% MSCI ACWI (All Country World Index) ex USA Index. The weightings of the Benchmark Index were modified effective November 30, 2020, and therefore, the weightings of the underlying indexes were different than the current benchmark weightings prior to that date. Benchmark Index performance represents the Fund’s current benchmark linked with its previous benchmark.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

CONSERVATIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
December 31, 2022
	Shares	Value
MUTUAL FUNDS — 98.8%
GuideStone Low-Duration Bond Fund (Institutional Class)∞	16,283,299	$205,332,400
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	4,293,949	53,889,067
GuideStone Global Bond Fund (Institutional Class)∞	1,665,399	13,906,080
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	3,040,056	32,224,598
GuideStone Global Impact Fund (Institutional Class)∞	1,506,031	12,891,623
GuideStone Value Equity Index Fund (Institutional Class)∞	564,109	5,703,140
GuideStone Value Equity Fund (Institutional Class)∞	997,902	16,984,287
GuideStone Growth Equity Index Fund (Institutional Class)∞	574,293	5,283,495
GuideStone Growth Equity Fund (Institutional Class)∞	931,208	16,352,006
GuideStone Small Cap Equity Fund (Institutional Class)∞	288,581	4,412,399
GuideStone International Equity Fund (Institutional Class)∞	1,942,254	23,753,772
	Shares	Value
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	1,243,577	$ 10,209,770
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	588,263	4,882,584
GuideStone Strategic Alternatives Fund (Institutional Class)∞	2,231,253	21,910,906
Total Mutual Funds (Cost $471,245,983)		427,736,127
MONEY MARKET FUNDS — 1.2%
GuideStone Money Market Fund, 3.97% (Institutional Class)Ø∞ (Cost $5,317,817)	5,317,817	5,317,817
TOTAL INVESTMENTS — 100.0% (Cost $476,563,800)		433,053,944
Liabilities in Excess of Other Assets — (0.0)%		(68,555)
NET ASSETS — 100.0%		$432,985,389

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 5,317,817	$ 5,317,817	$ —	$ —
Mutual Funds	427,736,127	427,736,127	—	—
Total Assets - Investments in Securities	$433,053,944	$433,053,944	$ —	$ —
See Notes to Financial Statements.

Balanced Allocation Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined approximately equal percentages of exposure to equity securities and fixed income securities in addition to smaller allocations to real assets, impact and alternative investments. The Fund had an approximate target asset allocation of 42% fixed income securities, 48% equity securities, 2% real assets, 4% impact and 4% alternative investments as of December 31, 2022.
As a fund of funds, the Fund’s performance was based on the performance of its underlying investments. The Investor Class of the Fund generated a return of -15.58% for the one-year period ended December 31, 2022. All major asset class groupings experienced negative performance contribution, as the year was one of the worst for both equity and fixed income drawdowns.  In general, fixed income outperformed equity and non-U.S. equity outperformed U.S. equity for the year. The Fund’s largest fixed income exposure, the Low-Duration Bond Fund, held up the best, on a relative basis, within the fixed income allocation, which was accretive to Fund performance. Broadly, fixed income markets experienced their first back-to-back years of declines and suffered alongside equity markets as uncertainty abounded.  As such, the contribution to performance emanating from the fixed income Funds, while relatively more attractive than the equity Funds, was not the typical uncorrelated offset that investors have grown accustomed to experiencing in a diversified portfolio construct.  During the year, two new passive Funds were incepted – the Growth Equity Index Fund, broadly tracking the U.S. large cap growth segment of the market, and the Value Equity Index Fund, broadly tracking the U.S. large cap value segment of the market.  The Balanced Allocation Fund invested in both of these new passive Funds upon their inception (i.e., August 31, 2022) and to augment the actively-managed Funds utilized for these segments of the U.S. equity market.  The Value Equity Fund held up much better than the Growth Equity Fund during the year (with almost 30% separating the performance of the two), with the net effect being a heavier drag emanating from U.S. equity exposure relative to the Fund’s non-U.S. equity exposure implementation (via the International Equity Fund and Emerging Markets Equity Fund).  The contribution to absolute performance by the Fund’s exposure to real assets, via exposure to the Global Real Estate Securities Fund, was marginally detractive. The Global Impact Fund, like all asset class exposures, was detractive to Fund-level performance, although the Fund did outperform notable exposures within the Balanced Allocation Fund to emerging markets, U.S. large cap growth and global real estate.  Exposure to the Strategic Alternatives Fund and Defensive Market Strategies® Fund were positive contributors to Fund performance on a relative basis, particularly when viewed through the lens of the Funds’ roles in augmenting traditional fixed income and broad U.S. equities, respectively.
The Investor Class of the Fund underperformed its composite benchmark in 2022 (-15.58% versus -15.04%). The performance difference between the Fund and the composite benchmark was due to the performance differences of the underlying Select Funds versus their respective benchmarks in addition to exposure differences between the Select Funds’ benchmarks and the Fund’s composite benchmark. For more information on a Select Fund’s performance, please refer to that Select Fund’s section in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed income futures. Overall, derivative exposure had a negative impact on Fund performance for the year.
The Fund attempted to achieve its objective, through investments primarily in the Select Funds, by combining approximately equal percentages of fixed income securities and equity securities. By investing in the Fund, you will also incur the expenses and risks of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. This Fund may be suitable for investors who have a medium- to long-term investment horizon, possess a moderate tolerance for risk and seek to participate in the return potential of equities but want to achieve this result more slowly and with less volatility through a balanced allocation of fixed income and equity investments. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. It is possible to lose money by investing in the Fund.

See Notes to Financial Statements.

Balanced Allocation Fund (Unaudited)
At December 31, 2022, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Fixed Income Select Funds	41.1
U.S. Equity Select Funds	32.2
Non-U.S. Equity Select Funds	14.9
Alternative Select Funds	4.0
Impact Select Funds	3.9
Real Assets Select Funds	2.0
Money Market Funds	1.9
100.0
Average Annual Total Returns as of 12/31/22
	Institutional Class*	Investor Class*	Benchmark**
One Year	(15.34%)	(15.58%)	(15.04%)
Five Year	2.47%	2.19%	3.58%
Ten Year	N/A	3.96%	5.16%
Since Inception(1)	4.21%	4.69%	5.41%
Inception Date	11/23/15	08/27/01
Total Fund Operating Expenses (May 1, 2022 Prospectus)(2)(3)	0.71%	0.96%

(1)	The Since Inception benchmark performance is based on the start date of August 27, 2001, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)	The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
(3)	Supplement dated January 27, 2023 to Prospectus dated May 1, 2022 as amended August 31, 2022.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
See Notes to Financial Statements.

Balanced Allocation Fund (Unaudited)

Investor Class*
Benchmark Index**
Bloomberg US Aggregate Bond Index
Russell 3000® Index
MSCI ACWI (All Country World Index) ex USA Index
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
$31,428
$16,546
$14,742
$14,520
$11,108

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2012 to December 31, 2022, with all dividends and capital gains reinvested, with the Fund's composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**The Benchmark Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The percentage allocations to the broad-based market indexes comprising the Benchmark Index are intended to correspond to the Fund’s investment allocation, as represented by the Fund’s investment in the Select Funds. The Benchmark Index is 4.00% Bloomberg 1-3 Month US Treasury Bill Index, 43.50% Bloomberg US Aggregate Bond Index, 34.50% Russell 3000® Index, 2.00% FTSE EPRA/NAREIT Developed Index and 16.00% MSCI ACWI (All Country World Index) ex USA Index. The weightings of the Benchmark Index were modified effective November 30, 2020, and therefore, the weightings of the underlying indexes were different than the current benchmark weightings prior to that date. Benchmark Index performance represents the Fund’s current benchmark linked with its previous benchmark.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

BALANCED ALLOCATION FUND
SCHEDULE OF INVESTMENTS
December 31, 2022
	Shares	Value
MUTUAL FUNDS — 98.1%
GuideStone Low-Duration Bond Fund (Institutional Class)∞	3,977,529	$ 50,156,637
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	27,866,812	349,728,494
GuideStone Global Bond Fund (Institutional Class)∞	12,159,806	101,534,383
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	11,932,157	126,480,862
GuideStone Global Impact Fund (Institutional Class)∞	5,578,008	47,747,748
GuideStone Value Equity Index Fund (Institutional Class)∞	3,034,466	30,678,447
GuideStone Value Equity Fund (Institutional Class)∞	5,429,452	92,409,267
GuideStone Growth Equity Index Fund (Institutional Class)∞	3,160,841	29,079,736
GuideStone Growth Equity Fund (Institutional Class)∞	5,090,335	89,386,293
GuideStone Small Cap Equity Fund (Institutional Class)∞	1,574,739	24,077,755
GuideStone International Equity Fund (Institutional Class)∞	10,415,668	127,383,620
	Shares	Value
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	6,672,230	$ 54,779,012
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	2,931,371	24,330,384
GuideStone Strategic Alternatives Fund (Institutional Class)∞	4,929,891	48,411,528
Total Mutual Funds (Cost $1,389,305,797)		1,196,184,166
MONEY MARKET FUNDS — 1.9%
GuideStone Money Market Fund, 3.97% (Institutional Class)Ø∞ (Cost $22,772,640)	22,772,640	22,772,640
TOTAL INVESTMENTS — 100.0% (Cost $1,412,078,437)		1,218,956,806
Liabilities in Excess of Other Assets — (0.0)%		(161,448)
NET ASSETS — 100.0%		$1,218,795,358

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 22,772,640	$ 22,772,640	$ —	$ —
Mutual Funds	1,196,184,166	1,196,184,166	—	—
Total Assets - Investments in Securities	$1,218,956,806	$1,218,956,806	$ —	$ —
See Notes to Financial Statements.

Growth Allocation Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a greater percentage of exposure to equity securities with a smaller percentage to fixed income securities, real assets, impact and alternatives investments. The Fund had an approximate target asset allocation of 18% fixed income securities, 73% equity securities, 3% real assets, 4% impact and 2% alternative investments as of December 31, 2022.
As a fund of funds, the Fund’s performance was based on the performance of its underlying investments. The Investor Class of the Fund generated a return of -18.03% for the one-year period ended December 31, 2022. All major asset class groupings experienced negative performance contribution, as the year was one of the worst for both equity and fixed income drawdowns.  In general, fixed income outperformed equity and non-U.S. equity outperformed U.S. equity for the year. The Fund’s largest fixed income exposure, the Low-Duration Bond Fund, held up the best, on a relative basis, within the fixed income allocation, which was accretive to Fund performance. Broadly, fixed income markets experienced their first back-to-back years of declines and suffered alongside equity markets as uncertainty abounded.  As such, the contribution to performance emanating from the fixed income Funds, while relatively more attractive than the equity Funds, was not the typical uncorrelated offset that investors have grown accustomed to experiencing in a diversified portfolio construct.  During the year, two new passive Funds were incepted – the Growth Equity Index Fund, broadly tracking the U.S. large cap growth segment of the market, and the Value Equity Index Fund, broadly tracking the U.S. large cap value segment of the market.  The Growth Allocation Fund invested in both of these new passive Funds upon their inception (i.e., August 31, 2022) to augment the actively-managed Funds utilized for these segments of the U.S. equity market.  The Value Equity Fund held up much better than the Growth Equity Fund during the year (with almost 30% separating the performance of the two), with the net effect being a heavier drag emanating from U.S. equity exposure relative to the Fund’s non-U.S. equity exposure implementation (via the International Equity Fund and Emerging Markets Equity Fund).  The contribution to absolute performance by the Fund’s exposure to real assets, via exposure to the Global Real Estate Securities Fund, was marginally detractive. The Global Impact Fund, like all asset class exposures, was detractive to Fund-level performance, although the Fund did outperform notable exposures within the Growth Allocation Fund to emerging markets, U.S. large cap growth and global real estate.  Exposure to the Strategic Alternatives Fund and Defensive Market Strategies® Fund were positive contributors to Fund performance on a relative basis, particularly when viewed through the lens of the Funds’ roles in augmenting traditional fixed income and broad U.S. equities, respectively.
The Investor Class of the Fund underperformed its composite benchmark in 2022 (-18.03% versus -16.55%). The performance difference between the Fund and the composite benchmark was due to the performance differences of the underlying Select Funds versus their respective benchmarks in addition to exposure differences between the Select Funds’ benchmarks and the Fund’s composite benchmark. For more information on a Select Fund’s performance, please refer to the section of that Select Fund in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed income futures. Overall, derivative exposure had a negative impact on Fund performance for the year.
The Fund attempted to achieve its objective, through investments primarily in the Select Funds, by combining a greater percentage of equity securities with a small percentage of fixed income securities. By investing in the Fund, you will also incur the expenses and risks of the underlying Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. This Fund may be suitable for investors who have a long-term investment horizon, possess a relatively high tolerance for risk and seek to participate in the return potential of stocks at a slightly lower risk level than an all-stock portfolio. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. It is possible to lose money by investing in the Fund.

See Notes to Financial Statements.

Growth Allocation Fund (Unaudited)
At December 31, 2022, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Equity Select Funds	44.0
Non-U.S. Equity Select Funds	27.4
Fixed Income Select Funds	17.4
Impact Select Funds	3.9
Real Assets Select Funds	2.9
Alternative Select Funds	2.5
Money Market Funds	1.9
100.0
Average Annual Total Returns as of 12/31/22
	Institutional Class*	Investor Class*	Benchmark**
One Year	(17.73%)	(18.03%)	(16.55%)
Five Year	3.44%	3.17%	4.67%
Ten Year	N/A	5.70%	6.83%
Since Inception(1)	5.64%	5.19%	5.99%
Inception Date	11/23/15	08/27/01
Total Fund Operating Expenses (May 1, 2022 Prospectus)(2)(3)	0.78%	1.04%

(1)	The Since Inception benchmark performance is based on the start date of August 27, 2001, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)	The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
(3)	Supplement dated January 27, 2023 to Prospectus dated May 1, 2022 as amended August 31, 2022.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
See Notes to Financial Statements.

Growth Allocation Fund (Unaudited)

Investor Class*
Benchmark Index**
Bloomberg US Aggregate Bond Index
Russell 3000® Index
MSCI ACWI (All Country World Index) ex USA Index
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
$31,428
$19,360
$17,411
$14,520
$11,108

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2012 to December 31, 2022, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**The Benchmark Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The percentage allocations to the broad-based market indexes comprising the Benchmark Index are intended to correspond to the Fund’s investment allocation, as represented by the Fund’s investment in the Select Funds. The Benchmark Index is 2.50% Bloomberg 1-3 Month US Treasury Bill Index, 19.50% Bloomberg US Aggregate Bond Index, 47.00% Russell 3000® Index, 3.00% FTSE EPRA/NAREIT Developed Index and 28.00% MSCI ACWI (All Country World Index) ex USA Index. The weightings of the Benchmark Index were modified effective November 30, 2020, and therefore, the weightings of the underlying indexes were different than the current benchmark weightings prior to that date. Benchmark Index performance represents the Fund’s current benchmark linked with its previous benchmark.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

GROWTH ALLOCATION FUND
SCHEDULE OF INVESTMENTS
December 31, 2022
	Shares	Value
MUTUAL FUNDS — 98.1%
GuideStone Low-Duration Bond Fund (Institutional Class)∞	1,329,606	$ 16,766,334
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	9,117,148	114,420,208
GuideStone Global Bond Fund (Institutional Class)∞	4,012,551	33,504,800
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	4,189,086	44,404,314
GuideStone Global Impact Fund (Institutional Class)∞	4,305,154	36,852,123
GuideStone Value Equity Index Fund (Institutional Class)∞	4,326,720	43,743,137
GuideStone Value Equity Fund (Institutional Class)∞	7,688,033	130,850,316
GuideStone Growth Equity Index Fund (Institutional Class)∞	4,385,040	40,342,364
GuideStone Growth Equity Fund (Institutional Class)∞	7,096,468	124,613,980
GuideStone Small Cap Equity Fund (Institutional Class)∞	2,196,904	33,590,670
GuideStone International Equity Fund (Institutional Class)∞	14,848,938	181,602,509
	Shares	Value
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	9,423,253	$ 77,364,906
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	3,278,682	27,213,063
GuideStone Strategic Alternatives Fund (Institutional Class)∞	2,441,670	23,977,196
Total Mutual Funds (Cost $1,091,412,313)		929,245,920
MONEY MARKET FUNDS — 1.9%
GuideStone Money Market Fund, 3.97% (Institutional Class)Ø∞ (Cost $17,725,785)	17,725,785	17,725,785
TOTAL INVESTMENTS — 100.0% (Cost $1,109,138,098)		946,971,705
Liabilities in Excess of Other Assets — (0.0)%		(331,399)
NET ASSETS — 100.0%		$946,640,306

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 17,725,785	$ 17,725,785	$ —	$ —
Mutual Funds	929,245,920	929,245,920	—	—
Total Assets - Investments in Securities	$946,971,705	$946,971,705	$ —	$ —
See Notes to Financial Statements.

Aggressive Allocation Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a greater percentage of exposure to U.S. equity securities with a smaller percentage to non-U.S. equity securities. The Fund had a target asset allocation of 100% equity securities as of December 31, 2022.
As a fund of funds, its performance was based on the performance of its underlying investments. The Investor Class of the Fund generated a return of -19.57% for the one-year period ended December 31, 2022. During the year, two new passive Funds were incepted – the Growth Equity Index Fund, broadly tracking the U.S. large cap growth segment of the market, and the Value Equity Index Fund, broadly tracking the U.S. large cap value segment of the market.  The Aggressive Allocation Fund invested in both of these new passive Funds upon their inception (i.e., August 31, 2022) to augment the actively-managed Funds utilized for these segments of the U.S. equity market.  The Value Equity Fund held up much better than the Growth Equity Fund during the year (with almost 30% separating the performance of the two), with the net effect being a heavier drag emanating from U.S. equity exposure relative to the Fund’s non-U.S. equity exposure implementation (via the International Equity Fund and Emerging Markets Equity Fund).
The Investor Class of the Fund underperformed its composite benchmark in 2022 (-19.57% versus -17.80%). The performance difference between the Fund and the composite benchmark was due to the performance differences of the underlying Select Funds versus their respective benchmarks in addition to exposure differences between the Select Funds’ benchmarks and the Fund’s composite benchmark. For more information on a Select Fund’s performance, please refer to that Select Fund’s section in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures. Overall, derivative exposure had a negative impact on Fund performance for the year.
The Fund attempted to achieve its objective, through investments primarily in the Select Funds, by combining a greater percentage of U.S. equity securities with a smaller percentage of non-U.S. equity securities. By investing in the Fund, you will also incur the expenses and risks of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. This Fund may be suitable for investors who have a long-term investment horizon, possess a relatively high tolerance for risk and want to diversify by adding an aggressive investment option that combines U.S. and non-U.S. equity securities. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity. It is possible to lose money by investing in the Fund.
At December 31, 2022, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Equity Select Funds	58.3
Non-U.S. Equity Select Funds	40.0
Money Market Funds	1.7
100.0
Average Annual Total Returns as of 12/31/22
	Institutional Class*	Investor Class*	Benchmark**
One Year	(19.29%)	(19.57%)	(17.80%)
Five Year	4.26%	4.00%	5.65%
Ten Year	N/A	7.64%	8.81%
Since Inception(1)	6.89%	5.67%	6.62%
Inception Date	11/23/15	08/27/01
Total Fund Operating Expenses (May 1, 2022 Prospectus)(2)(3)	0.84%	1.09%

See Notes to Financial Statements.

Aggressive Allocation Fund (Unaudited)
(1)	The Since Inception benchmark performance is based on the start date of August 27, 2001, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)	The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
(3)	Supplement dated January 27, 2023 to Prospectus dated May 1, 2022 as amended August 31, 2022.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Investor Class*
Benchmark Index**
Russell 3000® Index
MSCI ACWI (All Country World Index) ex USA Index
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
$31,428
$23,267
$20,876
$14,520

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2012 to December 31, 2022, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**The Benchmark Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The percentage allocations to the broad-based market indexes comprising the Benchmark Index are intended to correspond to the Fund’s investment allocation, as represented by the Fund’s investment in the Select Funds. The Benchmark Index is 60% Russell 3000® Index and 40% MSCI ACWI (All Country World Index) ex USA Index. The weightings of the Benchmark Index were modified effective December 1, 2012, and therefore, the weightings of the underlying indexes were different than the current benchmark weightings prior to that date. Benchmark Index performance represents the Fund’s current benchmark linked with its previous benchmark.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

AGGRESSIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
December 31, 2022

	Shares	Value
MUTUAL FUNDS — 98.3%
GuideStone Value Equity Index Fund (Institutional Class)∞	5,843,027	$ 59,073,009
GuideStone Value Equity Fund (Institutional Class)∞	10,434,663	177,597,960
GuideStone Growth Equity Index Fund (Institutional Class)∞	6,050,004	55,660,041
GuideStone Growth Equity Fund (Institutional Class)∞	9,983,839	175,316,212
GuideStone Small Cap Equity Fund (Institutional Class)∞	2,951,351	45,126,150
GuideStone International Equity Fund (Institutional Class)∞	20,101,234	245,838,090
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	12,864,480	105,617,380
Total Mutual Funds (Cost $1,026,231,141)		864,228,842
MONEY MARKET FUNDS — 1.7%
GuideStone Money Market Fund, 3.97% (Institutional Class)Ø∞ (Cost $14,585,914)	14,585,914	14,585,914
TOTAL INVESTMENTS — 100.0% (Cost $1,040,817,055)		878,814,756
Liabilities in Excess of Other Assets — (0.0)%		(67,106)
NET ASSETS — 100.0%		$878,747,650
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 14,585,914	$ 14,585,914	$ —	$ —
Mutual Funds	864,228,842	864,228,842	—	—
Total Assets - Investments in Securities	$878,814,756	$878,814,756	$ —	$ —

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2022
	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Assets
Investments in securities of affiliated issuers, at value	$433,053,944	$1,218,956,806	$ 946,971,705	$ 878,814,756
Total investments, at value(1)	433,053,944	1,218,956,806	946,971,705	878,814,756
Receivables:
Dividends from affiliated funds	15,298	71,828	55,920	51,935
Fund shares sold	86,096	147,364	103,000	151,569
Prepaid expenses and other assets	8,071	12,962	9,341	8,229
Total Assets	433,163,409	1,219,188,960	947,139,966	879,026,489
Liabilities
Payables:
Fund shares redeemed	26,854	38,834	220,084	19,766
Accrued expenses:
Investment advisory fees	36,986	104,319	80,804	74,980
Shareholder servicing fees	71,360	198,863	151,643	142,027
Trustee fees	2,608	4,265	3,373	2,958
Other expenses	40,212	47,321	43,756	39,108
Total Liabilities	178,020	393,602	499,660	278,839
Net Assets	$432,985,389	$1,218,795,358	$ 946,640,306	$ 878,747,650
Net Assets Consist of:
Paid-in-capital	$479,804,577	$1,425,082,434	$1,119,450,948	$1,048,167,054
Distributable earnings (loss)	(46,819,188)	(206,287,076)	(172,810,642)	(169,419,404)
Net Assets	$432,985,389	$1,218,795,358	$ 946,640,306	$ 878,747,650
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$ 98,566,373	$ 290,280,007	$ 236,709,309	$ 213,157,783
Institutional shares outstanding	9,576,849	28,223,897	22,815,167	21,468,101
Net asset value, offering and redemption price per Institutional share	$ 10.29	$ 10.28	$ 10.38	$ 9.93
Net assets applicable to the Investor Class	$334,419,016	$ 928,515,351	$ 709,930,997	$ 665,589,867
Investor shares outstanding	32,502,702	90,315,686	68,507,557	67,421,701
Net asset value, offering and redemption price per Investor share	$ 10.29	$ 10.28	$ 10.36	$ 9.87

(1)Investments in securities of affiliated issuers, at cost	476,563,800	1,412,078,437	1,109,138,098	1,040,817,055
Total investments, at cost	$476,563,800	$1,412,078,437	$1,109,138,098	$1,040,817,055
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2022
	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Investment Income
Income distributions received from affiliated funds	$ 7,434,358	$ 18,605,555	$ 13,619,745	$ 12,276,436
Interest	—	420	—	—
Total Investment Income	7,434,358	18,605,975	13,619,745	12,276,436
Expenses
Investment advisory fees	486,504	1,381,006	1,093,042	976,149
Transfer agent fees:
Institutional shares	3,927	4,077	3,851	3,767
Investor shares	28,992	46,704	36,696	32,454
Custodian fees	16,226	27,936	25,010	20,204
Shareholder servicing fees:
Investor shares	918,640	2,538,924	1,941,774	1,806,109
Accounting and administration fees	17,723	50,164	39,846	35,415
Professional fees	102,303	107,786	105,152	103,843
Blue sky fees:
Institutional shares	16,756	17,779	16,756	16,756
Investor shares	20,586	18,901	20,056	17,756
Shareholder reporting fees:
Institutional shares	228	453	140	—
Investor shares	24,124	37,567	30,057	25,124
Trustees expenses	7,596	12,420	9,890	8,766
Line of credit facility fees	340	4,154	3,449	3,141
Other expenses	64,718	96,973	87,262	78,755
Total Expenses	1,708,663	4,344,844	3,412,981	3,128,239
Net Investment Income	5,725,695	14,261,131	10,206,764	9,148,197
Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	11,082,816	48,539,752	44,223,051	48,956,067
Net realized loss on investment securities of affiliated issuers	(7,449,400)	(28,451,519)	(43,460,313)	(43,357,604)
Net realized loss on futures transactions	(345,906)	(2,551,295)	(4,069,218)	(2,167,022)
Net realized gain (loss)	3,287,510	17,536,938	(3,306,480)	3,431,441
Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	(66,124,384)	(292,848,026)	(256,229,024)	(250,174,351)
Change in unrealized appreciation (depreciation) on futures	(22,868)	(344,236)	(469,788)	(438,903)
Net change in unrealized appreciation (depreciation)	(66,147,252)	(293,192,262)	(256,698,812)	(250,613,254)
Net Realized and Unrealized Loss	(62,859,742)	(275,655,324)	(260,005,292)	(247,181,813)
Net Decrease in Net Assets Resulting from Operations	$(57,134,047)	$(261,394,193)	$(249,798,528)	$(238,033,616)

See Notes to Financial Statements.

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STATEMENTS OF CHANGES IN NET ASSETS
	Conservative Allocation Fund		Balanced Allocation Fund
	For the Year Ended		For the Year Ended
	12/31/22	12/31/21	12/31/22	12/31/21

Operations:
Net investment income	$ 5,725,695	$ 4,092,381	$ 14,261,131	$ 15,806,479
Net realized gain (loss) on investment securities and futures transactions	3,287,510	23,506,834	17,536,938	119,905,737
Net change in unrealized appreciation (depreciation) on investment securities and futures	(66,147,252)	(5,971,898)	(293,192,262)	(21,081,651)
Net increase (decrease) in net assets resulting from operations	(57,134,047)	21,627,317	(261,394,193)	114,630,565
Distributions to Shareholders:
Distributions paid
Institutional shares	(4,771,114)	(5,541,335)	(19,961,623)	(27,359,647)
Investor shares	(15,223,809)	(15,001,787)	(61,718,578)	(66,938,989)
Return of capital
Institutional shares	—	—	—	—
Investor shares	—	—	—	—
Total distributions	(19,994,923)	(20,543,122)	(81,680,201)	(94,298,636)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	31,328,624	21,965,761	53,552,809	41,748,442
Investor shares	30,943,787	54,732,442	27,574,647	49,371,634
Reinvestment of dividends and distributions
Institutional shares	4,744,242	5,516,854	19,589,091	27,265,118
Investor shares	15,183,685	14,960,820	61,672,995	66,890,632
Total proceeds from shares sold and reinvested	82,200,338	97,175,877	162,389,542	185,275,826
Value of shares redeemed
Institutional shares	(64,218,095)	(16,821,639)	(167,853,847)	(42,703,474)
Investor shares	(77,874,555)	(62,286,281)	(144,538,785)	(120,774,383)
Total value of shares redeemed	(142,092,650)	(79,107,920)	(312,392,632)	(163,477,857)
Net increase (decrease) from capital share transactions(1)	(59,892,312)	18,067,957	(150,003,090)	21,797,969
Total increase (decrease) in net assets	(137,021,282)	19,152,152	(493,077,484)	42,129,898
Net Assets:
Beginning of Year	570,006,671	550,854,519	1,711,872,842	1,669,742,944
End of Year	$ 432,985,389	$570,006,671	$1,218,795,358	$1,711,872,842

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Growth Allocation Fund		Aggressive Allocation Fund
For the Year Ended		For the Year Ended
12/31/22	12/31/21	12/31/22	12/31/21

$ 10,206,764	$ 10,913,518	$ 9,148,197	$ 7,444,729
(3,306,480)	133,361,259	3,431,441	152,243,823
(256,698,812)	7,009,108	(250,613,254)	6,659,818
(249,798,528)	151,283,885	(238,033,616)	166,348,370

(21,105,665)	(29,681,445)	(25,308,110)	(24,946,452)
(61,854,947)	(63,097,520)	(77,924,492)	(66,098,585)

—	—	—	—
—	—	—	—
(82,960,612)	(92,778,965)	(103,232,602)	(91,045,037)

42,584,905	24,402,267	25,773,583	22,637,067
21,081,035	35,000,220	15,322,598	24,902,131

20,833,242	29,656,423	25,292,613	24,928,211
61,789,216	63,050,192	77,918,252	66,089,225
146,288,398	152,109,102	144,307,046	138,556,634

(163,968,569)	(35,615,928)	(77,809,334)	(25,412,801)
(112,149,457)	(90,074,062)	(82,646,759)	(93,175,612)
(276,118,026)	(125,689,990)	(160,456,093)	(118,588,413)
(129,829,628)	26,419,112	(16,149,047)	19,968,221
(462,588,768)	84,924,032	(357,415,265)	95,271,554

1,409,229,074	1,324,305,042	1,236,162,915	1,140,891,361
$ 946,640,306	$1,409,229,074	$ 878,747,650	$1,236,162,915
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net(1)	Portfolio Turnover Rate
Conservative Allocation Fund
Institutional Class
2022	$11.99	$0.14	$(1.33)	$(1.19)	$(0.19)	$(0.32)	$(0.51)	$10.29	(9.93)%	$ 98,566	0.16%	0.16%	1.28%	15%
2021	11.97	0.11	0.38	0.49	(0.22)	(0.25)	(0.47)	11.99	4.07	146,436	0.15	0.15	0.92	6
2020	11.52	0.16	0.67	0.83	(0.20)	(0.18)	(0.38)	11.97	7.17	135,681	0.15	0.15	1.35	15
2019	10.87	0.25	0.95	1.20	(0.27)	(0.28)	(0.55)	11.52	11.01	111,611	0.13	0.13	2.19	7
2018	11.47	0.23	(0.45)	(0.22)	(0.37)	(0.01)	(0.38)	10.87	(1.90)	87,409	0.17	0.17	2.01	12
Investor Class
2022	$11.99	$0.13	$(1.35)	$(1.22)	$(0.16)	$(0.32)	$(0.48)	$10.29	(10.17)%	$ 334,419	0.41%	0.41%	1.14%	15%
2021	11.97	0.08	0.38	0.46	(0.19)	(0.25)	(0.44)	11.99	3.81	423,571	0.40	0.40	0.65	6
2020	11.52	0.13	0.67	0.80	(0.17)	(0.18)	(0.35)	11.97	6.92	415,174	0.40	0.40	1.09	15
2019	10.87	0.21	0.96	1.17	(0.24)	(0.28)	(0.52)	11.52	10.73	415,743	0.39	0.39	1.86	7
2018	11.47	0.20	(0.44)	(0.24)	(0.35)	(0.01)	(0.36)	10.87	(2.13)	405,512	0.40	0.40	1.76	12

Balanced Allocation Fund
Institutional Class
2022	$13.03	$0.13	$(2.14)	$(2.01)	$(0.17)	$(0.57)	$(0.74)	$10.28	(15.34)%	$ 290,280	0.13%	0.13%	1.11%	18%
2021	12.88	0.15	0.77	0.92	(0.34)	(0.43)	(0.77)	13.03	7.17	481,118	0.12	0.12	1.12	19
2020	12.19	0.15	1.18	1.33	(0.23)	(0.41)	(0.64)	12.88	11.00	450,122	0.12	0.12	1.21	15
2019	11.07	0.26	1.69	1.95	(0.29)	(0.54)	(0.83)	12.19	17.62	377,832	0.12	0.12	2.12	9
2018	12.16	0.23	(0.80)	(0.57)	(0.49)	(0.03)	(0.52)	11.07	(4.63)	296,530	0.13	0.13	1.93	13
Investor Class
2022	$13.02	$0.11	$(2.14)	$(2.03)	$(0.14)	$(0.57)	$(0.71)	$10.28	(15.58)%	$ 928,515	0.38%	0.38%	1.01%	18%
2021	12.87	0.11	0.78	0.89	(0.31)	(0.43)	(0.74)	13.02	6.92	1,230,755	0.37	0.37	0.85	19
2020	12.19	0.11	1.18	1.29	(0.20)	(0.41)	(0.61)	12.87	10.66	1,219,621	0.37	0.37	0.93	15
2019	11.07	0.22	1.70	1.92	(0.26)	(0.54)	(0.80)	12.19	17.33	1,237,755	0.38	0.38	1.79	9
2018	12.16	0.20	(0.80)	(0.60)	(0.46)	(0.03)	(0.49)	11.07	(4.89)	1,164,939	0.38	0.38	1.68	13

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. Acquired fund fees and expenses (i.e., the fees and expenses incurred by the underlying funds) for the Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund were 0.52%, 0.62%, 0.70% and 0.75%, respectively for 2022. These acquired fund fees and expenses impact the net asset value of the underlying funds in which each Fund invests, and therefore the effect of the acquired fund fees and expenses are reflected in each Fund's total return.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net(1)	Portfolio Turnover Rate
Growth Allocation Fund
Institutional Class
2022	$13.83	$0.11	$(2.55)	$(2.44)	$(0.03)	$(0.98)	$(1.01)	$10.38	(17.73)%	$236,709	0.13%	0.13%	0.96%	22%
2021	13.25	0.14	1.42	1.56	(0.40)	(0.58)	(0.98)	13.83	11.82	440,338	0.12	0.12	0.96	17
2020	12.31	0.11	1.51	1.62	(0.18)	(0.50)	(0.68)	13.25	13.30	404,479	0.13	0.13	0.90	15
2019	11.02	0.23	2.25	2.48	(0.22)	(0.97)	(1.19)	12.31	22.62	312,347	0.12	0.12	1.86	10
2018	12.43	0.20	(1.11)	(0.91)	(0.46)	(0.04)	(0.50)	11.02	(7.32)	244,900	0.13	0.13	1.60	9
Investor Class
2022	$13.82	$0.11	$(2.59)	$(2.48)	$ (—)†	$(0.98)	$(0.98)	$10.36	(18.03)%	$709,931	0.39%	0.39%	0.93%	22%
2021	13.24	0.10	1.43	1.53	(0.37)	(0.58)	(0.95)	13.82	11.56	968,891	0.38	0.38	0.71	17
2020	12.31	0.07	1.51	1.58	(0.15)	(0.50)	(0.65)	13.24	12.96	919,826	0.38	0.38	0.61	15
2019	11.02	0.19	2.26	2.45	(0.19)	(0.97)	(1.16)	12.31	22.33	935,085	0.38	0.38	1.51	10
2018	12.42	0.17	(1.10)	(0.93)	(0.43)	(0.04)	(0.47)	11.02	(7.50)	852,723	0.38	0.38	1.35	9

Aggressive Allocation Fund
Institutional Class
2022	$13.92	$0.12	$(2.78)	$(2.66)	$(0.03)	$(1.30)	$(1.33)	$ 9.93	(19.29)%	$213,158	0.13%	0.13%	1.04%	30%
2021	13.06	0.12	1.85	1.97	(0.46)	(0.65)	(1.11)	13.92	15.09	331,642	0.13	0.13	0.81	12
2020	12.00	0.07	1.80	1.87	(0.11)	(0.70)	(0.81)	13.06	15.75	290,969	0.13	0.13	0.59	13
2019	10.61	0.18	2.69	2.87	(0.15)	(1.33)	(1.48)	12.00	27.25	239,577	0.12	0.12	1.48	9
2018	12.28	0.15	(1.37)	(1.22)	(0.40)	(0.05)	(0.45)	10.61	(9.95)	167,013	0.14	0.14	1.18	9
Investor Class
2022	$13.86	$0.10	$(2.78)	$(2.68)	$ (—)†	$(1.31)	$(1.31)	$ 9.87	(19.57)%	$665,590	0.39%	0.39%	0.90%	30%
2021	13.00	0.08	1.85	1.93	(0.42)	(0.65)	(1.07)	13.86	14.89	904,521	0.38	0.38	0.54	12
2020	11.95	0.03	1.80	1.83	(0.08)	(0.70)	(0.78)	13.00	15.49	849,922	0.38	0.38	0.30	13
2019	10.58	0.14	2.68	2.82	(0.12)	(1.33)	(1.45)	11.95	26.86	840,397	0.38	0.38	1.12	9
2018	12.24	0.12	(1.36)	(1.24)	(0.37)	(0.05)	(0.42)	10.58	(10.15)	742,412	0.38	0.38	0.94	9

#	Calculated using the average shares outstanding method.
†	Amount represents less than $0.005 per share.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. Acquired fund fees and expenses (i.e., the fees and expenses incurred by the underlying funds) for the Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund were 0.52%, 0.62%, 0.70% and 0.75%, respectively for 2022. These acquired fund fees and expenses impact the net asset value of the underlying funds in which each Fund invests, and therefore the effect of the acquired fund fees and expenses are reflected in each Fund's total return.
See Notes to Financial Statements.

Money Market Fund (Unaudited)
The Federal Reserve (“Fed”) increased the target range of the federal funds rate to 4.25% – 4.50% in 2022. Money market fund investors were generally able to preserve capital for the year and generate a positive return net of fees and expenses.
The Fed’s aggressive monetary policy in response to persistent inflation moved rates higher and provided the opportunity for positive returns for the year. At the end of 2022, the three-month U.S. Treasury Bill was yielding 4.37%.
The Fund is a government money market fund and invested no less than 99.5% of its total assets in eligible government money market fund securities. The Fund maintained a stable per share price of $1.00, while declaring dividends daily and paying them monthly based on its daily value. The Investor Class of the Fund returned 1.29% for the one-year period ended December 31, 2022, as compared to a 1.52% return for its benchmark, the Bloomberg 1-3 Month US Treasury Bill Index. The Fed increased rates in 2022 and the opportunity to find income generating assets in the cash markets returned. At year end, the Fund’s weighted average maturity was 14 days, compared to 44 days at the end of 2021. In a rising rate environment, the management of the Fund remained true and steadfast to its investment objective to maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable per share price of $1.00.
This Fund may be suitable for investors who have a short-term investment horizon, seek to maintain a stable dollar value for their investment and can accept a long-term rate of return that may be lower than other fixed income and equity investments.
At December 31, 2022, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Repurchase Agreements	49.9
Agency Obligations	39.4
U.S. Treasury Obligations	11.2
Money Market Funds	—**
100.5
**Rounds to less than 0.05%
Average Annual Total Returns as of 12/31/22
	Institutional Class*	Investor Class*	Benchmark**
One Year	1.50%	1.29%	1.52%
Five Year	1.15%	0.98%	1.23%
Ten Year	0.69%	0.55%	0.73%
Since Inception	1.33%	1.20%	1.26%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2022 Prospectus)(1)	0.14%	0.41%

Yield as of 12/31/22(2)
	Institutional Class*	Investor Class*
7-Day Annualized Yield (Net)	3.97%	3.69%
7-Day Annualized Yield (Gross)	4.13%	4.13%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
(2)	Yield for the Money Market Fund represents the annualization of the Fund’s declared dividends over the period indicated, excluding capital gains distributions. The yield more closely reflects the current earnings of the Fund than the total return. Gross Yield reflects the yield without expenses.

Money Market Fund (Unaudited)
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.The yield for the Money Market Fund represents annualization of the Fund’s declared dividends over the period indicated, excluding capital gains distributions. The 7-day annualized yield more closely reflects the current earnings of the Fund than the total return.

Investor Class*
Benchmark Index**
$10,800
$10,700
$10,600
$10,500
$10,400
$10,300
$10,200
$10,100
$10,000
$9,900
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
$10,753
$10,562

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2012 to December 31, 2022, with all dividends and capital gains reinvested, with the Bloomberg 1-3 Month US Treasury Bill Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
December 31, 2022
	Par	Value
AGENCY OBLIGATIONS — 39.4%
Federal Farm Credit Bank Discount Notes
4.38%, 03/16/23	$ 4,940,000	$ 4,896,133
Federal Farm Credit Banks Funding Corporation
(Floating, U.S. SOFR + 0.03%), 4.34%, 01/12/23†	15,770,000	15,769,976
(Floating, U.S. SOFR + 0.05%), 4.36%, 02/17/23†	7,350,000	7,350,000
(Floating, U.S. SOFR + 0.04%), 4.35%, 03/10/23†	4,560,000	4,560,129
(Floating, U.S. SOFR + 0.02%), 4.33%, 05/16/23†	11,045,000	11,044,901
2.25%, 06/07/23	2,260,000	2,259,920
(Floating, U.S. SOFR + 0.04%), 4.35%, 07/12/23†	1,180,000	1,179,969
(Floating, U.S. SOFR + 0.03%), 4.34%, 07/25/23†	4,655,000	4,654,921
(Floating, U.S. SOFR + 0.05%), 4.36%, 08/22/23†	9,040,000	9,040,000
(Floating, U.S. SOFR + 0.05%), 4.36%, 09/28/23†	6,010,000	6,010,000
(Floating, U.S. SOFR + 0.05%), 4.36%, 10/16/23†	9,935,000	9,935,000
(Floating, U.S. SOFR + 0.06%), 4.37%, 11/22/23†	11,060,000	11,060,000
(Floating, U.S. SOFR + 0.06%), 4.37%, 01/10/24†	1,660,000	1,660,000
(Floating, U.S. SOFR + 0.05%), 4.36%, 02/20/24†	13,140,000	13,140,000
(Floating, U.S. SOFR + 0.05%), 4.36%, 05/09/24†	7,680,000	7,680,000
(Floating, U.S. SOFR + 0.10%), 4.41%, 08/01/24†	3,425,000	3,425,000
(Floating, U.S. SOFR + 0.09%), 4.40%, 08/26/24†	16,270,000	16,270,000
(Floating, U.S. SOFR + 0.14%), 4.45%, 11/07/24†	8,840,000	8,840,000
Federal Home Loan Bank
(Floating, U.S. SOFR + 0.01%), 3.65%, 01/04/23†	38,500,000	38,500,000
3.25%, 01/09/23	19,665,000	19,664,906
4.32%, 01/17/23†	34,100,000	34,100,000
(Floating, U.S. SOFR + 0.01%), 4.32%, 01/25/23†	55,300,000	55,300,000
(Floating, U.S. SOFR + 0.03%), 4.34%, 02/03/23†	42,300,000	42,300,000
2.08%, 02/13/23	13,300,000	13,300,000
(Floating, U.S. SOFR + 0.04%), 4.35%, 02/13/23†	27,600,000	27,600,000
(Floating, U.S. SOFR + 0.04%), 4.35%, 02/17/23†	17,475,000	17,475,000
(Floating, U.S. SOFR + 0.02%), 4.33%, 03/02/23†	26,525,000	26,525,000
(Floating, U.S. SOFR + 0.03%), 4.34%, 03/02/23†	26,890,000	26,890,000
	Par	Value
(Floating, U.S. SOFR + 0.06%), 4.37%, 03/10/23†	$10,285,000	$ 10,285,000
(Floating, U.S. SOFR + 0.02%), 4.33%, 03/13/23†	30,900,000	30,900,000
(Floating, U.S. SOFR + 0.01%), 4.32%, 03/23/23†	19,300,000	19,300,000
(Floating, U.S. SOFR + 0.07%), 4.38%, 03/27/23†	7,660,000	7,660,000
(Floating, U.S. SOFR + 0.07%), 4.38%, 03/28/23†	2,820,000	2,820,000
(Floating, U.S. SOFR + 0.06%), 4.37%, 04/10/23†	14,910,000	14,910,000
(Floating, U.S. SOFR + 0.06%), 4.37%, 04/18/23†	34,990,000	34,990,000
(Floating, U.S. SOFR + 0.02%), 4.33%, 05/02/23†	2,725,000	2,725,000
(Floating, U.S. SOFR + 0.09%), 4.40%, 05/23/23†	10,905,000	10,905,000
3.38%, 09/01/23	11,995,000	11,977,750
Federal Home Loan Bank Discount Notes
4.22%, 02/10/23	2,745,000	2,732,068
4.21%, 02/15/23	7,000,000	6,963,201
4.37%, 03/08/23	9,430,000	9,354,709
0.00%, 03/15/23	11,635,000	11,530,482
Total Agency Obligations (Cost $617,484,065)		617,484,065
U.S. TREASURY OBLIGATIONS — 11.2%
U.S. Treasury Bills
2.63%, 01/12/23Ω	26,395,000	26,373,426
0.63%, 01/26/23Ω	7,800,000	7,796,587
4.10%, 02/23/23Ω	19,630,000	19,538,510
3.41%, 03/16/23Ω	22,620,000	22,458,889
2.09%, 05/18/23Ω	2,595,000	2,574,262
4.38%, 11/30/23Ω	3,335,000	3,200,268
		81,941,942
U.S. Treasury Floating Rate Notes
(Floating, U.S. Treasury 3M Bill MMY + 0.05%), 4.51%, 01/31/23†	17,000,000	17,000,092
(Floating, U.S. Treasury 3M Bill MMY + 0.04%), 4.49%, 10/31/23†	8,885,000	8,885,000
		25,885,092
U.S. Treasury Notes
0.13%, 02/28/23	32,780,000	32,682,534
2.63%, 02/28/23	14,230,000	14,259,360
2.50%, 03/31/23	14,560,000	14,576,800
0.13%, 04/30/23	2,100,000	2,086,501
1.75%, 05/15/23	4,010,000	4,003,633
		67,608,828
Total U.S. Treasury Obligations (Cost $175,435,862)		175,435,862

See Notes to Financial Statements.

	Shares	Value
MONEY MARKET FUNDS — 0.0%
Northern Institutional Funds - U.S. Government Select Portfolio (Shares), 3.61%Ø (Cost $653,460)	653,460	$653,460

	Par
REPURCHASE AGREEMENTS — 49.9%
Bank of Nova Scotia
4.25% (dated 12/30/22, due 01/03/23, repurchase price $87,006,944, collateralized by U.S. Treasury Bills, U.S. Treasury Bonds and U.S. Treasury Notes, 0.000% to 4.500%, due 03/02/23 to 05/15/52, total market value $86,740,948)	$85,000,000	85,000,000
BNP Paribas
4.25% (dated 12/30/22, due 01/03/23, repurchase price $30,708,333, collateralized by U.S. Treasury Bonds and U.S. Treasury Notes, 0.000% to 3.625%, due 01/15/25 to 05/15/52, total market value $30,600,000)	30,000,000	30,000,000

4.30% (dated 12/30/22, due 01/03/23, repurchase price $56,313,889, collateralized by Federal National Mortgage Association, Government National Mortgage Association, U.S. Treasury Bonds and Federal Home Loan Mortgage Corporation, 0.000% to 7.000%, due 05/15/25 to 12/20/52, total market value $56,343,316)	55,000,000	55,000,000
Citigroup Global Markets, Inc.
4.30% (dated 12/30/22, due 01/03/23, repurchase price $87,030,556, collateralized by U.S. Treasury Notes, 0.125% to 3.000%, due 09/15/23 to 07/15/25, total market value $86,700,045)	85,000,000	85,000,000
Goldman Sachs & Co.
4.30% (dated 12/30/22, due 01/03/23, repurchase price $87,030,556, collateralized by Government National Mortgage Association, 2.830% to 8.500%, due 10/15/28 to 05/15/57, total market value $86,700,000)	85,000,000	85,000,000
	Par	Value
Mitsubishi UFJ Securities USA, Inc.
4.30% (dated 12/30/22, due 01/03/23, repurchase price $100,341,111, collateralized by Federal Home Loan Mortgage Corporation, 1.500% to 6.000%, due 01/01/28 to 12/01/52, total market value $100,940,000)	$ 98,000,000	$ 98,000,000
Mizuho Securities USA, Inc.
4.30% (dated 12/30/22, due 01/03/23, repurchase price $87,030,556, collateralized by U.S. Treasury Notes, 1.750%, due 11/15/29, total market value $86,700,084)	85,000,000	85,000,000
Morgan Stanley
4.30% (dated 12/30/22, due 01/03/23, repurchase price $102,388,889, collateralized by Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Home Loan Banks and Federal Farm Credit Banks, 0.250% to 6.500%, due 01/25/23 to 07/01/60, total market value $102,646,571)	100,000,000	100,000,000
Natixis S.A.
4.25% (dated 12/30/22, due 01/03/23, repurchase price $85,983,333, collateralized by U.S. Treasury Bills, U.S. Treasury Bonds and U.S. Treasury Notes, 0.000% to 4.000%, due 12/28/23 to 11/15/52, total market value $85,680,026)	84,000,000	84,000,000
TD Securities USA LLC
4.30% (dated 12/30/22, due 01/03/23, repurchase price $76,791,667, collateralized by Government National Mortgage Association, 4.000% to 5.000%, due 06/20/52 to 08/20/52, total market value $76,500,000)	75,000,000	75,000,000
Total Repurchase Agreements (Cost $782,000,000)		782,000,000
TOTAL INVESTMENTS —100.5% (Cost $1,575,573,387)		1,575,573,387
Liabilities in Excess of Other Assets — (0.5)%		(8,230,853)
NET ASSETS — 100.0%		$1,567,342,534
See Notes to Financial Statements.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 617,484,065	$ —	$ 617,484,065	$ —
Money Market Funds	653,460	653,460	—	—
Repurchase Agreements	782,000,000	—	782,000,000	—
U.S. Treasury Obligations	175,435,862	—	175,435,862	—
Total Assets - Investments in Securities	$1,575,573,387	$653,460	$1,574,919,927	$ —

See Notes to Financial Statements.

Low-Duration Bond Fund (Unaudited)
The Fund invested in a diversified portfolio composed primarily of investment grade fixed income securities with a dollar-weighted effective duration (a calculation that measures the price sensitivity of a bond or bond fund to changes in interest rates taking into account embedded options and floating interest rates) normally between one to three years. The average dollar-weighted effective duration at the end of 2022 was 1.54 years. The Investor Class of the Fund lagged its all U.S. Treasury benchmark, the Bloomberg US Treasury 1-3 Year Index, for the one-year period ended December 31, 2022 (-4.43% versus -3.82%). In an effort to outpace its benchmark, the Fund tactically utilized spread sectors (such as high yield and investment grade corporates, mortgage-backed securities, U.S. dollar denominated emerging markets securities and asset-backed securities) that traded at a yield premium relative to U.S. Treasuries. The strategy of overweighting non-U.S. Treasury sectors detracted for the year.
Other strategies involving derivatives were utilized during the year. U.S. Treasury futures were used for both duration management and yield curve positioning strategies. Over the course of 2022, these positions detracted from relative performance. Credit default swaps were used to manage credit risk and were neutral to relative performance during the year. In an effort to gain exposure to U.S. and non-U.S. interest rates and duration, interest rate swaps were utilized and were also neutral to performance. Currency forward contracts were used to hedge certain non-U.S. dollar positions and to express views on the relative value of differing currencies.  In aggregate, this exposure detracted from relative performance.
During the year, the Fund remained true to its overall objective of seeking current income consistent with preservation of capital.
This Fund may be suitable for investors who have a short-term investment horizon, seek an investment return that is relatively stable and want to diversify their portfolio with a fixed income investment option. This Fund is subject to interest rate risk, meaning, when interest rates rise, the value of the existing fixed income securities decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser or sub-advisers misjudge current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater risks than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged, so small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.
At December 31, 2022, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Treasury Obligations	31.9
Corporate Bonds	17.7
Asset-Backed Securities	17.1
Foreign Bonds	13.1
Mortgage-Backed Securities	12.5
Agency Obligations	4.2
Money Market Funds	2.9
Commercial Paper	0.4
Certificates Of Deposit	0.3
Municipal Bonds	0.1
TBA Sale Commitment	(0.1)
100.1

See Notes to Financial Statements.

Low-Duration Bond Fund (Unaudited)
Average Annual Total Returns as of 12/31/22
	Institutional Class*	Investor Class*	Benchmark**
One Year	(4.13%)	(4.43%)	(3.82%)
Five Year	0.81%	0.54%	0.73%
Ten Year	0.94%	0.68%	0.65%
Since Inception	2.43%	2.24%	1.96%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2022 Prospectus)(1)	0.34%	0.61%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Investor Class*
Bloomberg US Treasury 1-3 Year Index**
$11,400
$11,200
$11,000
$10,800
$10,600
$10,400
$10,200
$10,000
$9,800
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
$10,703
$10,674

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2012 to December 31, 2022, with all dividends and capital gains reinvested, with the Bloomberg US Treasury 1-3 Year Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS
December 31, 2022
	Par	Value
AGENCY OBLIGATIONS — 4.2%
Federal Home Loan Bank
5.30%, 12/06/24	$6,200,000	$ 6,203,516
0.90%, 02/26/27	3,300,000	2,853,683
0.92%, 02/26/27	3,300,000	2,869,726
Federal Home Loan Mortgage Corporation
5.31%, 11/15/24	6,000,000	5,998,875
5.36%, 11/22/24	4,000,000	4,007,013
0.80%, 10/27/26	3,000,000	2,623,142
0.80%, 10/28/26	4,000,000	3,493,581
Federal National Mortgage Association
0.70%, 07/30/25	6,000,000	5,444,552
0.88%, 12/18/26	8,700,000	7,622,230
Total Agency Obligations (Cost $44,497,841)		41,116,318
ASSET-BACKED SECURITIES — 17.1%
ACAS CLO, Ltd., Series 2015-1A, Class AR3
(Floating, ICE LIBOR USD 3M + 0.89%, 0.89% Floor), 5.08%, 10/18/28 144A †	230,969	226,915
AGL CLO 20, Ltd., Series 2022-20A, Class B
(Floating, CME Term SOFR 3M + 2.95%, 2.95% Floor), 5.97%, 07/20/35 144A †	250,000	248,581
AIMCO CLO, Series 2017-AA, Class AR
(Floating, ICE LIBOR USD 3M + 1.05%, 1.05% Floor), 5.29%, 04/20/34 144A †	1,000,000	976,165
Ally Auto Receivables Trust, Series 2019-3, Class A3
1.93%, 05/15/24	38,246	38,200
American Express Credit Account Master Trust, Series 2022-2, Class A
3.39%, 05/15/27	2,141,000	2,081,246
AmeriCredit Automobile Receivables Trust, Series 2020-2, Class B
0.97%, 02/18/26	180,000	176,246
AmeriCredit Automobile Receivables Trust, Series 2022-2, Class A3
4.38%, 04/18/28	3,250,000	3,191,734
AMMC CLO XIII, Ltd., Series 2013-13A, Class A1R2
(Floating, ICE LIBOR USD 3M + 1.05%), 5.37%, 07/24/29 144A †	1,676,192	1,660,031
Anchorage Capital CLO 7, Ltd., Series 2015-7A, Class CR2
(Floating, ICE LIBOR USD 3M + 2.20%, 2.20% Floor), 6.57%, 01/28/31 144A †	450,000	425,902
	Par	Value
Apidos CLO XII, Series 2013-12A, Class AR
(Floating, ICE LIBOR USD 3M + 1.08%), 5.16%, 04/15/31 144A †	$2,100,000	$2,069,629
Apidos CLO XXII, Series 2015-22A, Class A2R
(Floating, ICE LIBOR USD 3M + 1.50%), 5.74%, 04/20/31 144A †	250,000	242,861
Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.10%, 1.10% Floor), 5.42%, 05/15/36 144A †	500,000	487,416
Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL4, Class A
(Floating, ICE LIBOR USD 1M + 1.35%, 1.35% Floor), 5.67%, 11/15/36 144A †	580,000	559,357
Arbor Realty Commercial Real Estate Notes, Ltd., Series 2022-FL2, Class A
(Floating, CME Term SOFR 1M + 1.85%, 1.85% Floor), 6.19%, 05/15/37 144A †	220,000	215,472
Ares LVI CLO, Ltd., Series 2020-56A, Class AR
(Floating, ICE LIBOR USD 3M + 1.16%, 1.16% Floor), 5.52%, 10/25/34 144A †	250,000	242,615
BA Credit Card Trust, Series 2022-A1, Class A1
3.53%, 11/15/27	693,000	677,138
BA Credit Card Trust, Series 2022-A2, Class A2
5.00%, 04/17/28	1,295,000	1,309,854
Bain Capital Credit CLO, Series 2018-1A, Class A1
(Floating, ICE LIBOR USD 3M + 0.96%), 5.28%, 04/23/31 144A †	330,000	325,794
Barings CLO, Ltd., Series 2013-IA, Class AR
(Floating, ICE LIBOR USD 3M + 0.80%, 0.80% Floor), 5.04%, 01/20/28 144A †	790,059	784,805
BDS, Ltd., Series 2020-FL5, Class A
(Floating, CME Term SOFR 1M + 1.26%, 1.15% Floor), 5.59%, 02/16/37 144A †	306,977	307,511
BDS, Ltd., Series 2021-FL7, Class A
(Floating, ICE LIBOR USD 1M + 1.07%, 1.07% Floor), 5.41%, 06/16/36 144A †	1,450,000	1,402,319

See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Bear Stearns Asset Backed Securities I Trust, Series 2007-HE7, Class 1A1
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor), 5.39%, 08/25/37†	$ 12,485	$ 12,475
Bear Stearns Asset Backed Securities Trust, Series 2004-SD1, Class A2
(Floating, ICE LIBOR USD 1M + 0.90%, 0.90% Floor, 11.00% Cap), 5.29%, 12/25/42†	2,229	2,229
Benefit Street Partners CLO II, Ltd., Series 2013-IIA, Class A2R2
(Floating, ICE LIBOR USD 3M + 1.45%, 1.45% Floor), 5.53%, 07/15/29 144A †	300,000	295,790
BHG Securitization Trust, Series 2022-B, Class A
3.75%, 06/18/35 144A	81,156	79,983
BMW Canada Auto Trust, Series 2021-1A, Class A2
0.50%, 07/20/24(C) 144A	878,075	639,004
BRSP, Ltd., Series 2021-FL1, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 5.49%, 08/19/38 144A †	2,600,000	2,525,403
BSPRT Issuer, Ltd., Series 2021-FL7, Class A
(Floating, ICE LIBOR USD 1M + 1.32%, 1.32% Floor), 5.64%, 12/15/38 144A †	290,000	278,397
Capital One Multi-Asset Execution Trust, Series 2022-A2, Class A
3.49%, 05/15/27	1,598,000	1,556,277
Capital One Multi-Asset Execution Trust, Series 2022-A3, Class A
4.95%, 10/15/27	1,422,000	1,435,324
CarMax Auto Owner Trust, Series 2022-2, Class A3
3.49%, 02/16/27	738,000	718,173
Carmax Auto Owner Trust, Series 2022-4, Class A2A
5.34%, 12/15/25	1,500,000	1,506,040
CARS-DB4 LP, Series 2020-1A, Class A1
2.69%, 02/15/50 144A	312,601	291,802
CARS-DB5 LP, Series 2021-1A, Class A1
1.44%, 08/15/51 144A	1,938,095	1,664,699
Carvana Auto Receivables Trust, Series 2022-P2, Class A3
4.13%, 04/12/27	2,350,000	2,290,282
CCG Receivables Trust, Series 2022-1, Class A2
3.91%, 07/16/29 144A	3,450,000	3,394,105
Cedar Funding VI CLO, Ltd., Series 2016-6A, Class ARR
(Floating, ICE LIBOR USD 3M + 1.05%, 1.05% Floor), 5.29%, 04/20/34 144A †	550,000	536,738
Chesapeake Funding II LLC, Series 2019-1A, Class C
3.36%, 04/15/31 144A	154,775	154,620
	Par	Value
Chesapeake Funding II LLC, Series 2019-1A, Class D
3.80%, 04/15/31 144A	$ 370,000	$ 369,624
Chesapeake Funding II LLC, Series 2020-1A, Class B
1.24%, 08/15/32 144A	100,000	97,312
CIFC Funding, Ltd., Series 2012-2RA, Class A1
(Floating, ICE LIBOR USD 3M + 0.80%), 5.04%, 01/20/28 144A †	142,394	141,401
CIFC Funding, Ltd., Series 2018-3A, Class A
(Floating, ICE LIBOR USD 3M + 1.10%), 5.29%, 07/18/31 144A †	500,000	492,134
CIFC Funding, Ltd., Series 2021-5A, Class A
(Floating, ICE LIBOR USD 3M + 1.14%, 1.14% Floor), 5.22%, 07/15/34 144A †	250,000	244,248
CLNC, Ltd., Series 2019-FL1, Class A
(Floating, CME Term SOFR 1M + 1.36%, 1.25% Floor), 5.69%, 08/20/35 144A †	465,561	453,765
CNH Equipment Trust, Series 2022-B, Class A3
3.89%, 08/16/27	2,700,000	2,613,793
College Ave Student Loans LLC, Series 2021-B, Class A1
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor), 5.19%, 06/25/52 144A †	198,850	185,720
College Ave Student Loans LLC, Series 2021-C, Class B
2.72%, 07/26/55 144A	100,000	81,903
Credit Acceptance Auto Loan Trust, Series 2020-2A, Class A
1.37%, 07/16/29 144A	139,548	138,167
Credit Acceptance Auto Loan Trust, Series 2021-2A, Class A
0.96%, 02/15/30 144A	800,000	769,581
Credit Acceptance Auto Loan Trust, Series 2022-1A, Class A
4.60%, 06/15/32 144A	620,000	604,433
CSAB Mortgage-Backed Trust, Series 2006-2, Class A6A
(Step to 6.19% on 07/25/36), 6.22%, 09/25/36 STEP	240,167	81,072
CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-6, Class 1A1
(Floating, ICE LIBOR USD 1M + 0.54%, 0.54% Floor), 4.93%, 12/25/34†	615,849	580,199
Daimler Trucks Retail Trust, Series 2022-1, Class A2
5.07%, 09/16/24	1,500,000	1,499,010
DataBank Issuer, Series 2021-1A, Class A2
2.06%, 02/27/51 144A	650,000	564,812

See Notes to Financial Statements.

	Par	Value
DataBank Issuer, Series 2021-2A, Class A2
2.40%, 10/25/51 144A	$1,200,000	$1,042,764
Dewolf Park CLO, Ltd., Series 2017-1A, Class AR
(Floating, ICE LIBOR USD 3M + 0.92%, 0.90% Floor), 5.00%, 10/15/30 144A †	2,950,000	2,912,816
Diamond Infrastructure Funding LLC, Series 2021-1A, Class A
1.76%, 04/15/49 144A	1,650,000	1,356,944
Diamond Issuer, Series 2021-1A, Class A
2.31%, 11/20/51 144A	1,750,000	1,456,926
Drive Auto Receivables Trust, Series 2020-1, Class C
2.36%, 03/16/26	96,269	96,150
Drive Auto Receivables Trust, Series 2021-1, Class B
0.65%, 07/15/25	56,002	55,921
Drive Auto Receivables Trust, Series 2021-3, Class B
1.11%, 05/15/26	1,350,000	1,312,923
Dryden 36 Senior Loan Fund, Series 2014-36A, Class AR3
(Floating, ICE LIBOR USD 3M + 1.02%, 1.02% Floor), 5.10%, 04/15/29 144A †	228,241	225,977
Dryden 43 Senior Loan Fund, Series 2016-43A, Class AR2
(Floating, ICE LIBOR USD 3M + 1.04%, 1.04% Floor), 5.28%, 04/20/34 144A †	1,000,000	973,179
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR
(Floating, ICE LIBOR USD 3M + 0.90%), 4.98%, 04/15/29 144A †	900,780	891,213
EDvestinU Private Education Loan Issue No. 1 LLC, Series 2019-A, Class A
3.58%, 11/25/38 144A	174,285	163,859
EDvestinU Private Education Loan Issue No. 3 LLC, Series 2021-A, Class A
1.80%, 11/25/45 144A	68,637	58,085
ELFI Graduate Loan Program LLC, Series 2021-A, Class A
1.53%, 12/26/46 144A	3,566,993	3,123,759
ELFI Graduate Loan Program LLC, Series 2022-A, Class A
4.51%, 08/26/47 144A	427,333	405,151
Enterprise Fleet Financing LLC, Series 2022-1, Class A2
3.03%, 01/20/28 144A	912,061	888,085
Fairstone Financial Issuance Trust I, Series 2020-1A, Class A
2.51%, 10/20/39(C) 144A	460,000	319,641
FHLMC Structured Pass-Through Certificates, Series T-32, Class A1
(Floating, ICE LIBOR USD 1M + 0.26%, 0.26% Floor), 4.65%, 08/25/31†	145,971	144,911
	Par	Value
FirstKey Homes Trust, Series 2020-SFR2, Class A
1.27%, 10/19/37 144A	$2,472,204	$2,194,595
Flexential Issuer, Series 2021-1A, Class A2
3.25%, 11/27/51 144A	1,250,000	1,093,921
Ford Auto Securitization Trust, Series 2020-AA, Class A2
0.89%, 08/15/24(C) 144A	701,832	513,148
Ford Credit Auto Owner Trust, Series 2022-D, Class A2A
5.37%, 08/15/25	1,500,000	1,503,705
Ford Credit Auto Owner Trust, Series 2022-D, Class A3
5.27%, 05/17/27	667,000	674,470
FS Rialto Issuer LLC, Series 2022-FL6, Class A
(Floating, CME Term SOFR 1M + 2.58%, 2.58% Floor), 6.90%, 08/17/37 144A †	265,000	261,540
FS RIALTO, Series 2021-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.22%, 1.22% Floor), 5.55%, 05/16/38 144A †	270,000	263,110
GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class B
2.03%, 04/16/25	390,000	380,361
GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class C
2.18%, 05/16/25	300,000	291,078
GM Financial Consumer Automobile Receivables Trust, Series 2022-3, Class A3
3.64%, 04/16/27	556,000	543,946
GMF Canada Leasing Trust, Series 2020-1A, Class A3
1.05%, 11/20/25(C) 144A	245,153	180,726
GMF Canada Leasing Trust, Series 2021-1A, Class A2
0.64%, 03/20/24(C) 144A	358,336	263,761
GMF Floorplan Owner Revolving Trust, Series 2019-2, Class A
2.90%, 04/15/26 144A	2,000,000	1,941,701
Golden Credit Card Trust, Series 2022-4A, Class A
4.31%, 09/15/27 144A	3,000,000	2,957,013
Goldentree Loan Management U.S. CLO 1, Ltd., Series 2017-1A, Class A1R2
(Floating, ICE LIBOR USD 3M + 1.02%, 1.02% Floor), 5.26%, 04/20/34 144A †	348,000	339,122
GoodLeap Sustainable Home Solutions Trust, Series 2021-4GS, Class A
1.93%, 07/20/48 144A	133,590	102,362
GoodLeap Sustainable Home Solutions Trust, Series 2022-1GS, Class A
2.70%, 01/20/49 144A	114,277	87,992
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
GoodLeap Sustainable Home Solutions Trust, Series 2022-2CS, Class A
4.00%, 04/20/49 144A	$ 66,107	$ 53,980
GoodLeap Sustainable Home Solutions Trust, Series 2022-3CS, Class A
4.95%, 07/20/49 144A	464,506	431,739
GPMT, Ltd., Series 2021-FL4, Class A
(Floating, ICE LIBOR USD 1M + 1.35%, 1.35% Floor), 5.71%, 12/15/36 144A †	500,000	483,727
GreatAmerica Leasing Receivables Funding LLC, Series 2021-1, Class A3
0.34%, 08/15/24 144A	1,038,044	1,010,573
Greystone CRE Notes, Ltd., Series 2019-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.18%, 1.18% Floor), 5.50%, 09/15/37 144A †	1,233,640	1,210,786
Gulf Stream Meridian 4, Ltd., Series 2021-4A, Class A1
(Floating, ICE LIBOR USD 3M + 1.20%, 1.20% Floor), 5.28%, 07/15/34 144A †	900,000	877,085
Harley-Davidson Motorcycle Trust, Series 2020-A, Class A3
1.87%, 10/15/24	52,862	52,743
Hertz Vehicle Financing LLC, Series 2021-1A, Class A
1.21%, 12/26/25 144A	1,700,000	1,572,754
Hyundai Auto Receivables Trust, Series 2022-B, Class A3
3.72%, 11/16/26	409,000	400,947
Kubota Credit Owner Trust, Series 2020-2A, Class A3
0.59%, 10/15/24 144A	923,480	902,393
LCCM Trust, Series 2021-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.20%, 1.20% Floor), 5.52%, 12/13/38 144A †	1,600,000	1,552,397
LCM XX LP, Series 20A, Class AR
(Floating, ICE LIBOR USD 3M + 1.04%), 5.28%, 10/20/27 144A †	346,341	344,178
Lendmark Funding Trust, Series 2019-2A, Class A
2.78%, 04/20/28 144A	266,841	259,071
Lendmark Funding Trust, Series 2021-1A, Class A
1.90%, 11/20/31 144A	280,000	238,397
LoanCore Issuer, Ltd., Series 2021-CRE5, Class A
(Floating, ICE LIBOR USD 1M + 1.30%, 1.30% Floor), 5.62%, 07/15/36 144A †	2,490,000	2,396,811
	Par	Value
LoanCore Issuer, Ltd., Series 2021-CRE6, Class A
(Floating, ICE LIBOR USD 1M + 1.30%, 1.30% Floor), 5.62%, 11/15/38 144A †	$ 300,000	$ 287,755
Madison Park Funding XIII, Ltd., Series 2014-13A, Class CR2
(Floating, ICE LIBOR USD 3M + 1.90%), 6.13%, 04/19/30 144A †	400,000	386,958
Madison Park Funding XIX, Ltd., Series 2015-19A, Class A2R2
(Floating, ICE LIBOR USD 3M + 1.50%, 1.50% Floor), 5.82%, 01/22/28 144A †	600,000	588,539
Madison Park Funding XVII, Ltd., Series 2015-17A, Class AR2
(Floating, ICE LIBOR USD 3M + 1.00%), 5.28%, 07/21/30 144A †	4,262,402	4,208,572
Magnetite VII, Ltd., Series 2012-7A, Class A1R2
(Floating, ICE LIBOR USD 3M + 0.80%), 4.88%, 01/15/28 144A †	2,636,884	2,609,790
Magnetite VIII, Ltd., Series 2014-8A, Class AR2
(Floating, ICE LIBOR USD 3M + 0.98%, 0.98% Floor), 5.06%, 04/15/31 144A †	524,734	518,111
Mariner Finance Issuance Trust, Series 2019-AA, Class A
2.96%, 07/20/32 144A	167,230	165,005
Mariner Finance Issuance Trust, Series 2020-AA, Class A
2.19%, 08/21/34 144A	140,000	133,288
Mariner Finance Issuance Trust, Series 2021-AA, Class A
1.86%, 03/20/36 144A	110,000	94,542
Master Credit Card Trust II, Series 2018-1A, Class A
(Floating, ICE LIBOR USD 1M + 0.49%), 4.84%, 07/21/24 144A †	1,500,000	1,500,009
MBarc Credit Canada, Inc., Series 2021-AA, Class A2
0.63%, 05/15/24(C) 144A	1,042,082	760,308
MMAF Equipment Finance LLC, Series 2020-BA, Class A3
0.49%, 08/14/25 144A	1,281,325	1,232,044
MMAF Equipment Finance LLC, Series 2022-B, Class A2
5.57%, 09/09/25 144A	2,200,000	2,204,453
Mosaic Solar Loan Trust, Series 2022-1A, Class A
2.64%, 01/20/53 144A	205,063	171,324
Mosaic Solar Loan Trust, Series 2022-2A, Class A
4.38%, 01/21/53 144A	139,222	131,324

See Notes to Financial Statements.

	Par	Value
Mosaic Solar Loan Trust, Series 2022-3A, Class A
6.16%, 06/20/53 144A	$ 147,000	$ 147,191
Navient Private Education Loan Trust, Series 2020-A, Class A2A
2.46%, 11/15/68 144A	458,280	419,260
Navient Private Education Loan Trust, Series 2020-A, Class A2B
(Floating, ICE LIBOR USD 1M + 0.90%), 5.22%, 11/15/68 144A †	76,380	75,037
Navient Private Education Refi Loan Trust, Series 2020-IA, Class A1B
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor), 5.32%, 04/15/69 144A †	1,477,944	1,438,786
Navient Private Education Refinancing Loan Trust, Series 2019-CA, Class A2
3.13%, 02/15/68 144A	163,923	154,909
Navient Private Education Refinancing Loan Trust, Series 2019-EA, Class A2B
(Floating, ICE LIBOR USD 1M + 0.92%), 5.24%, 05/15/68 144A †	310,917	308,044
Navient Private Education Refinancing Loan Trust, Series 2020-DA, Class A
1.69%, 05/15/69 144A	652,318	587,344
Navient Private Education Refinancing Loan Trust, Series 2020-FA, Class A
1.22%, 07/15/69 144A	298,010	264,956
Navient Private Education Refinancing Loan Trust, Series 2020-HA, Class A
1.31%, 01/15/69 144A	974,412	875,837
Navient Private Education Refinancing Loan Trust, Series 2021-A, Class A
0.84%, 05/15/69 144A	420,319	364,114
Navient Private Education Refinancing Loan Trust, Series 2021-CA, Class A
1.06%, 10/15/69 144A	1,197,044	1,019,844
Navient Private Education Refinancing Loan Trust, Series 2021-DA, Class A
(Floating, Prime Rate U.S. - 1.99%), 5.01%, 04/15/60 144A †	974,127	897,212
Navient Private Education Refinancing Loan Trust, Series 2021-FA, Class A
1.11%, 02/18/70 144A	1,342,791	1,133,733
Navient Private Education Refinancing Loan Trust, Series 2022-A, Class A
2.23%, 07/15/70 144A	1,554,427	1,353,048
	Par	Value
Navient Private Education Refinancing Loan Trust, Series 2022-BA, Class A
4.16%, 10/15/70 144A	$1,225,087	$1,147,864
Navient Student Loan Trust, Series 2016-6A, Class A2
(Floating, ICE LIBOR USD 1M + 0.75%), 5.14%, 03/25/66 144A †	78,795	78,768
Navient Student Loan Trust, Series 2017-2A, Class A
(Floating, ICE LIBOR USD 1M + 1.05%), 5.44%, 12/27/66 144A †	772,005	759,398
Navient Student Loan Trust, Series 2017-5A, Class A
(Floating, ICE LIBOR USD 1M + 0.80%), 5.19%, 07/26/66 144A †	720,353	702,500
Navient Student Loan Trust, Series 2018-EA, Class A2
4.00%, 12/15/59 144A	40,403	39,119
Navient Student Loan Trust, Series 2019-BA, Class A2A
3.39%, 12/15/59 144A	239,119	226,243
Navient Student Loan Trust, Series 2019-BA, Class A2B
(Floating, ICE LIBOR USD 1M + 0.98%), 5.30%, 12/15/59 144A †	208,463	203,714
Nelnet Student Loan Trust, Series 2016-1A, Class A
(Floating, ICE LIBOR USD 1M + 0.80%), 5.19%, 09/25/65 144A †	601,100	594,432
Nelnet Student Loan Trust, Series 2021-A, Class APT2
1.36%, 04/20/62 144A	611,856	542,464
Nelnet Student Loan Trust, Series 2021-BA, Class AFX
1.42%, 04/20/62 144A	575,845	512,449
Nelnet Student Loan Trust, Series 2021-CA, Class AFL
(Floating, ICE LIBOR USD 1M + 0.74%), 5.09%, 04/20/62 144A †	874,242	848,748
Nelnet Student Loan Trust, Series 2021-DA, Class AFX
1.63%, 04/20/62 144A	499,881	451,330
Neuberger Berman CLO XVI-S, Ltd., Series 2017-16SA, Class AR
(Floating, ICE LIBOR USD 3M + 1.04%, 1.04% Floor), 5.12%, 04/15/34 144A †	1,145,000	1,116,528
Neuberger Berman Loan Advisers CLO, Ltd., Series 2017-26A, Class AR
(Floating, ICE LIBOR USD 3M + 0.92%, 0.92% Floor), 5.11%, 10/18/30 144A †	680,000	669,248
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
NLY Commercial Mortgage Trust, Series 2019-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.30%, 1.30% Floor), 5.62%, 02/15/36 144A †	$ 23,457	$ 23,492
OCP CLO, Ltd., Series 2017-13A, Class A2R
(Floating, ICE LIBOR USD 3M + 1.55%, 1.55% Floor), 5.63%, 07/15/30 144A †	900,000	871,969
OCP CLO, Ltd., Series 2020-19A, Class BR
(Floating, ICE LIBOR USD 3M + 1.70%, 1.70% Floor), 5.94%, 10/20/34 144A †	250,000	239,113
Octagon Investment Partners 36, Ltd., Series 2018-1A, Class A1
(Floating, ICE LIBOR USD 3M + 0.97%), 5.05%, 04/15/31 144A †	500,000	492,891
OHA Credit Funding 2, Ltd., Series 2019-2A , Class AR
(Floating, ICE LIBOR USD 3M + 1.15%, 1.15% Floor), 5.43%, 04/21/34 144A †	750,000	733,006
OHA Credit Funding 4, Ltd., Series 2019-4A, Class AR
(Floating, ICE LIBOR USD 3M + 1.15%, 1.15% Floor), 5.47%, 10/22/36 144A †	750,000	725,683
OneMain Direct Auto Receivables Trust, Series 2022-1A, Class A1
4.65%, 03/14/29 144A	2,450,000	2,380,948
OneMain Financial Issuance Trust, Series 2022-2A, Class A
4.89%, 10/14/34 144A	1,700,000	1,662,634
OneMain Financial Issuance Trust, Series 2022-3A, Class A
5.94%, 05/15/34 144A	1,800,000	1,795,725
OneMain Financial Issuance Trust, Series 2022-S1, Class A
4.13%, 05/14/35 144A	566,000	534,968
OZLM Funding IV, Ltd., Series 2013-4A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.25%), 5.57%, 10/22/30 144A †	981,167	967,735
Palmer Square CLO, Ltd., Series 2013-2A, Class A1A3
(Floating, ICE LIBOR USD 3M + 1.00%, 1.00% Floor), 5.23%, 10/17/31 144A †	250,000	245,259
Palmer Square CLO, Ltd., Series 2018-1A, Class A1
(Floating, ICE LIBOR USD 3M + 1.03%, 1.03% Floor), 5.22%, 04/18/31 144A †	1,550,000	1,525,414
Palmer Square Loan Funding, Ltd., Series 2020-1A, Class A1
(Floating, ICE LIBOR USD 3M + 0.80%, 0.80% Floor), 5.48%, 02/20/28 144A †	317,582	315,192
	Par	Value
Palmer Square Loan Funding, Ltd., Series 2022-5A, Class A1
(Floating, CME Term SOFR 3M + 1.56%, 1.56% Floor), 4.94%, 01/15/31 144A †	$ 380,000	$ 377,781
PFP, Ltd., Series 2021-8, Class A
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor), 5.33%, 08/09/37 144A †	1,418,700	1,354,835
PFS Financing Corporation, Series 2020-G, Class A
0.97%, 02/15/26 144A	330,000	311,551
PFS Financing Corporation, Series 2021-A, Class A
0.71%, 04/15/26 144A	230,000	216,579
PFS Financing Corporation, Series 2022-C, Class A
3.89%, 05/15/27 144A	1,005,000	963,853
PFS Financing Corporation, Series 2022-D, Class A
4.27%, 08/15/27 144A	167,000	163,212
Pretium Mortgage Credit Partners LLC, Series 2021-RN1, Class A1
(Step to 4.99% on 07/25/24), 1.99%, 02/25/61 144A STEP	505,693	458,996
Prodigy Finance CM DAC, Series 2021-1A, Class A
(Floating, ICE LIBOR USD 1M + 1.25%), 5.64%, 07/25/51 144A †	112,385	108,708
Progress Residential Trust, Series 2021-SFR10, Class A
2.39%, 12/17/40 144A	151,965	125,602
Ready Capital Mortgage Financing LLC, Series 2021-FL6, Class A
(Floating, ICE LIBOR USD 1M + 0.95%, 0.95% Floor), 5.34%, 07/25/36 144A †	1,337,486	1,275,029
Ready Capital Mortgage Financing LLC, Series 2022-FL9, Class A
(Floating, CME Term SOFR 1M + 2.47%, 2.47% Floor), 6.79%, 06/25/37 144A †	237,101	235,898
Regional Management Issuance Trust, Series 2020-1, Class A
2.34%, 10/15/30 144A	110,000	102,315
Regional Management Issuance Trust, Series 2021-2, Class A
1.90%, 08/15/33 144A	221,000	184,235
Regional Management Issuance Trust, Series 2022-2B, Class A
7.10%, 11/17/32 144A	140,000	140,988
Santander Bank Auto Credit-Linked Notes Series, Series 2022-B, Class C
5.92%, 08/16/32 144A	854,788	850,046

See Notes to Financial Statements.

	Par	Value
Santander Bank Auto Credit-Linked Notes, Series 2022-C, Class C
6.99%, 12/15/32 144A	$1,100,000	$1,100,589
Santander Bank Auto Credit-Linked Notes, Series 2022-C, Class D
8.20%, 12/15/32 144A	500,000	500,306
Santander Bank NA, Series 2021-1A, Class B
1.83%, 12/15/31 144A	315,478	303,526
Santander Drive Auto Receivables Trust, Series 2020-2, Class C
1.46%, 09/15/25	103,602	103,273
Santander Drive Auto Receivables Trust, Series 2022-2, Class A3
2.98%, 10/15/26	1,500,000	1,475,813
Santander Drive Auto Receivables Trust, Series 2022-3, Class A3
3.40%, 12/15/26	1,300,000	1,276,595
Signal Peak CLO 12, Ltd., Series 2022-12A, Class A1
(Floating, CME Term SOFR 3M + 1.54%, 1.54% Floor), 3.66%, 07/18/34 144A †	350,000	340,790
Signal Peak CLO 5, Ltd., Series 2018-5A, Class A
(Floating, ICE LIBOR USD 3M + 1.11%, 1.11% Floor), 5.47%, 04/25/31 144A †	400,000	392,235
SLM Private Credit Student Loan Trust, Series 2004-A, Class A3
(Floating, ICE LIBOR USD 3M + 0.40%), 5.17%, 06/15/33†	198,212	191,127
SLM Private Credit Student Loan Trust, Series 2007-A, Class A4A
(Floating, ICE LIBOR USD 3M + 0.24%), 5.01%, 12/16/41†	163,147	158,299
SMB Private Education Loan Trust, Series 2016-A, Class A2B
(Floating, ICE LIBOR USD 1M + 1.50%), 5.82%, 05/15/31 144A †	247,471	246,118
SMB Private Education Loan Trust, Series 2018-B, Class A2B
(Floating, ICE LIBOR USD 1M + 0.72%), 5.04%, 01/15/37 144A †	299,917	293,373
SMB Private Education Loan Trust, Series 2020-A, Class A2A
2.23%, 09/15/37 144A	692,065	632,460
SMB Private Education Loan Trust, Series 2020-A, Class A2B
(Floating, ICE LIBOR USD 1M + 0.83%), 5.15%, 09/15/37 144A †	69,207	67,244
SMB Private Education Loan Trust, Series 2020-PTA, Class A2B
(Floating, ICE LIBOR USD 1M + 0.85%), 4.44%, 09/15/54 144A †	1,950,401	1,874,511
	Par	Value
SMB Private Education Loan Trust, Series 2021-A, Class APL
(Floating, ICE LIBOR USD 1M + 0.73%), 5.05%, 01/15/53 144A †	$ 619,969	$ 596,890
SMB Private Education Loan Trust, Series 2021-A, Class B
2.31%, 01/15/53 144A	160,000	139,922
SMB Private Education Loan Trust, Series 2021-B, Class A
1.31%, 07/17/51 144A	435,091	389,023
SMB Private Education Loan Trust, Series 2022-A, Class APT
2.85%, 11/16/54 144A	845,671	769,914
SMB Private Education Loan Trust, Series 2022-C, Class A1A
4.48%, 05/16/50 144A	488,395	468,322
SMB Private Education Loan Trust, Series 2022-C, Class A1B
(Floating, U.S. 30-Day Average SOFR + 1.85%, 1.85% Floor), 5.66%, 05/16/50 144A †	278,037	278,412
SoFi Professional Loan Program LLC, Series 2016-D, Class A2B
2.34%, 04/25/33 144A	14,842	14,537
SoFi Professional Loan Program LLC, Series 2016-F, Class A2
3.02%, 02/25/40 144A	267,173	255,017
SoFi Professional Loan Program LLC, Series 2019-B, Class A2FX
3.09%, 08/17/48 144A	84,274	79,365
SoFi Professional Loan Program Trust, Series 2018-C, Class A2FX
3.59%, 01/25/48 144A	81,029	78,308
SoFi Professional Loan Program Trust, Series 2020-A, Class A2FX
2.54%, 05/15/46 144A	338,240	306,632
SoFi Professional Loan Program Trust, Series 2021-B, Class AFX
1.14%, 02/15/47 144A	1,572,194	1,296,685
SoFi Professional Loan Program, Series 2018-B, Class A2FX
3.34%, 08/25/47 144A	199,726	193,541
Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2
4.54%, 02/25/44 144A	1,202,083	1,173,659
Stack Infrastructure Issuer LLC, Series 2021-1A, Class A2
1.88%, 03/26/46 144A	1,600,000	1,385,826
Stratus CLO, Ltd., Series 2022-2A, Class B
(Floating, CME Term SOFR 3M + 2.70%, 2.70% Floor), 5.03%, 07/20/30 144A †	260,000	254,387
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Structured Asset Securities Corporation Mortgage Loan Trust, Series 2005-7XS, Class 2A1A
(Floating, ICE LIBOR USD 1M + 1.50%, 1.50% Floor), 5.62%, 04/25/35†	$ 87,413	$ 85,141
STWD, Ltd., Series 2019-FL1, Class A
(Floating, CME Term SOFR 1M + 1.19%, 1.08% Floor), 5.52%, 07/15/38 144A †	875,840	873,250
TCI-Symphony CLO, Ltd., Series 2017-1A, Class AR
(Floating, ICE LIBOR USD 3M + 0.93%, 0.93% Floor), 5.01%, 07/15/30 144A †	3,083,589	3,039,159
TICP CLO VI, Ltd., Series 2016-6A, Class AR2
(Floating, ICE LIBOR USD 3M + 1.12%, 1.12% Floor), 5.20%, 01/15/34 144A †	1,000,000	979,972
Towd Point Mortgage Trust, Series 2019-MH1, Class A1
3.00%, 11/25/58 144A	175,079	171,742
TRESTLES CLO, Ltd., Series 2017-1A, Class A1R
(Floating, ICE LIBOR USD 3M + 0.99%, 0.99% Floor), 5.35%, 04/25/32 144A †	550,000	538,521
Trinitas CLO XVIII, Ltd., Series 2021-18A, Class A1
(Floating, ICE LIBOR USD 3M + 1.17%, 1.17% Floor), 5.41%, 01/20/35 144A †	250,000	240,905
TRTX Issuer, Ltd., Series 2019-FL3, Class A
(Floating, CME Term SOFR 1M + 1.26%, 1.15% Floor), 5.59%, 10/15/34 144A †	295,938	296,070
United Airlines Pass-Through Trust, Series 2020-1, Class A
5.88%, 10/15/27	185,740	183,529
United Airlines Pass-Through Trust, Series 2020-1, Class B
4.88%, 01/15/26	34,290	32,677
Vantage Data Centers Issuer LLC, Series 2018-2A, Class A2
4.20%, 11/15/43 144A	479,583	468,165
Vantage Data Centers Issuer LLC, Series 2019-1A, Class A2
3.19%, 07/15/44 144A	628,333	597,794
Venture XVII CLO, Ltd., Series 2014-17A, Class ARR
(Floating, ICE LIBOR USD 3M + 0.88%), 4.96%, 04/15/27 144A †	246,034	242,957
Verizon Owner Trust, Series 2020-A, Class A1A
1.85%, 07/22/24	66,135	65,891
Voya CLO, Ltd., Series 2018-4A, Class BR
(Floating, ICE LIBOR USD 3M + 1.65%, 1.65% Floor), 5.73%, 01/15/32 144A †	250,000	243,920
	Par	Value
Westlake Automobile Receivables Trust, Series 2020-1A, Class C
2.52%, 04/15/25 144A	$ 225,177	$ 224,441
Westlake Automobile Receivables Trust, Series 2022-1A, Class A3
2.42%, 07/15/25 144A	1,750,000	1,705,162
Westlake Automobile Receivables Trust, Series 2022-2A, Class A3
3.75%, 04/15/26 144A	3,550,000	3,469,106
Wingstop Funding LLC, Series 2020-1A, Class A2
2.84%, 12/05/50 144A	1,039,500	882,105
World Omni Auto Receivables Trust, Series 2022-D, Class A2A
5.51%, 03/16/26	1,400,000	1,403,489
Total Asset-Backed Securities (Cost $175,873,076)		168,445,236
CERTIFICATES OF DEPOSIT — 0.3%
Bank of Nova Scotia (The)
4.05%, 07/14/23	825,000	819,817
Royal Bank of Canada
4.08%, 07/14/23	1,600,000	1,590,566
Toronto-Dominion Bank (The)
4.28%, 01/09/23	500,000	368,925
Total Certificates Of Deposit (Cost $2,791,022)		2,779,308
COMMERCIAL PAPER — 0.4%
Bank of Nova Scotia (The)
4.32%, 02/28/23	1,500,000	1,099,959
HSBC U.S.A., Inc.
0.00%, 06/14/23	1,160,000	1,133,218
Royal Bank of Canada
4.28%, 01/09/23	2,800,000	2,065,974
Total Commercial Paper (Cost $4,296,522)		4,299,151
CORPORATE BONDS — 17.7%
AES Corporation (The)
1.38%, 01/15/26	1,700,000	1,513,081
Air Lease Corporation
2.25%, 01/15/23	1,355,000	1,353,729
2.75%, 01/15/23	175,000	174,796
0.80%, 08/18/24Δ	490,000	451,728
1.88%, 08/15/26	200,000	174,203
Alexander Funding Trust
1.84%, 11/15/23 144A	1,355,000	1,298,409
Ally Financial, Inc.
1.45%, 10/02/23	1,600,000	1,551,454
3.88%, 05/21/24Δ	400,000	389,719
Amazon.com, Inc.
4.60%, 12/01/25Δ	400,000	400,189
Ameren Corporation
2.50%, 09/15/24	610,000	584,123
American Electric Power Co., Inc.
0.75%, 11/01/23	180,000	173,336
2.03%, 03/15/24	360,000	347,388
American International Group, Inc.
1.88%, 06/21/27(E)	100,000	96,713

See Notes to Financial Statements.

	Par	Value
American Tower Corporation REIT
2.40%, 03/15/25	$ 15,000	$ 14,127
1.60%, 04/15/26	220,000	196,115
1.45%, 09/15/26	400,000	349,980
0.45%, 01/15/27(E)	205,000	188,452
0.40%, 02/15/27(E)	300,000	274,794
Aon Corporation
2.85%, 05/28/27	290,000	267,239
Ardagh Metal Packaging Finance U.S.A. LLC
3.25%, 09/01/28 144A Δ	290,000	246,816
AT&T, Inc.
(Floating, Australian BBSW 3M + 1.25%), 4.45%, 09/19/23(A) †	1,620,000	1,106,027
Aviation Capital Group LLC
4.38%, 01/30/24 144A	1,000,000	975,626
1.95%, 01/30/26 144A	285,000	248,799
1.95%, 09/20/26 144A	345,000	292,170
Bank of America Corporation
(Variable, CAD Offered Rate 3M + 0.82%), 3.30%, 04/24/24(C) ^	2,000,000	1,467,267
(Variable, U.S. SOFR + 0.41%), 0.52%, 06/14/24^	367,000	358,379
(Variable, U.S. SOFR + 0.74%), 0.81%, 10/24/24^	1,850,000	1,776,186
(Variable, U.S. SOFR + 0.67%), 1.84%, 02/04/25^	1,285,000	1,231,843
(Variable, U.S. SOFR + 0.69%), 0.98%, 04/22/25^	2,430,000	2,280,262
(Variable, U.S. SOFR + 0.65%), 1.53%, 12/06/25^	1,860,000	1,717,892
(Variable, U.S. SOFR + 1.33%), 3.38%, 04/02/26^	480,000	459,185
(Variable, U.S. SOFR + 1.15%), 1.32%, 06/19/26^	429,000	387,487
(Variable, U.S. SOFR + 1.99%), 6.20%, 11/10/28^	315,000	325,348
Bank of New York Mellon (The)
(Variable, U.S. SOFR + 0.80%), 5.22%, 11/21/25^	470,000	471,627
Bank of New York Mellon Corporation (The)
(Variable, U.S. SOFR Index + 1.80%), 5.80%, 10/25/28^	65,000	67,226
Becton Dickinson Euro Finance S.a.r.l.
1.21%, 06/04/26(E)	120,000	117,810
Becton, Dickinson and Co.
0.03%, 08/13/25(E)	100,000	97,394
Berry Global, Inc.
0.95%, 02/15/24	700,000	663,648
1.57%, 01/15/26	1,600,000	1,428,561
Blackstone Private Credit Fund
3.25%, 03/15/27	700,000	591,139
4.00%, 01/15/29	320,000	265,112
Blackstone Secured Lending Fund
3.65%, 07/14/23	985,000	975,988
Boeing Co. (The)
4.51%, 05/01/23	3,000,000	2,994,821
	Par	Value
1.43%, 02/04/24	$1,570,000	$1,500,571
2.20%, 02/04/26	160,000	145,705
Booking Holdings, Inc.
0.10%, 03/08/25(E)	160,000	158,575
Brighthouse Financial Global Funding
1.00%, 04/12/24 144A	330,000	310,868
1.75%, 01/13/25 144A	1,330,000	1,226,767
Broadcom Corporation
3.88%, 01/15/27	100,000	94,757
Brunswick Corporation
0.85%, 08/18/24	1,045,000	966,526
Cantor Fitzgerald LP
4.88%, 05/01/24 144A	1,800,000	1,769,158
Capital One Financial Corporation
(Variable, U.S. SOFR + 2.06%), 4.93%, 05/10/28Δ ^	1,015,000	984,522
Carnival Corporation
4.00%, 08/01/28 144A	375,000	306,510
CCO Holdings LLC
5.13%, 05/01/27 144A	750,000	697,522
Centene Corporation
2.45%, 07/15/28Δ	430,000	363,411
CenterPoint Energy Resources Corporation
0.70%, 03/02/23Δ	400,000	397,141
(Floating, ICE LIBOR USD 3M + 0.50%), 5.28%, 03/02/23†	172,000	171,919
Charles Schwab Corporation (The)
3.30%, 04/01/27	327,000	310,083
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25	630,000	634,005
Citigroup, Inc.
(Floating, ICE LIBOR USD 3M + 1.02%), 5.78%, 06/01/24†	1,000,000	1,001,502
(Variable, U.S. SOFR + 1.53%), 3.29%, 03/17/26^	1,000,000	953,082
(Variable, U.S. SOFR + 1.55%), 5.61%, 09/29/26^	1,395,000	1,400,310
(Variable, U.S. SOFR + 0.77%), 1.46%, 06/09/27^	1,365,000	1,187,067
Citizens Bank NA
(Variable, U.S. SOFR + 1.45%), 6.06%, 10/24/25^	1,000,000	1,012,473
Comcast Corporation
5.25%, 11/07/25Δ	395,000	401,081
CommonSpirit Health
1.55%, 10/01/25	800,000	720,778
ConocoPhillips Co.
2.40%, 03/07/25	1,300,000	1,236,754
Corebridge Financial, Inc.
3.50%, 04/04/25 144A	2,000,000	1,920,451
3.65%, 04/05/27 144A	600,000	561,024
Crown Castle, Inc. REIT
1.05%, 07/15/26	260,000	225,238
CrownRock LP
5.63%, 10/15/25 144A	215,000	207,913
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
CVS Health Corporation
4.30%, 03/25/28	$ 90,000	$ 87,367
Daimler Trucks Finance North America LLC
1.13%, 12/14/23 144A	1,000,000	961,002
1.63%, 12/13/24 144A Δ	590,000	548,257
2.00%, 12/14/26 144A	150,000	132,531
Dell International LLC
5.45%, 06/15/23	316,000	316,234
Devon Energy Corporation
5.25%, 09/15/24	915,000	916,689
Dollar General Corporation
4.25%, 09/20/24	745,000	735,442
Duke Energy Corporation
5.00%, 12/08/25	345,000	344,978
Edison International
4.70%, 08/15/25	665,000	652,164
Elevance Health, Inc.
5.35%, 10/15/25	175,000	177,273
3.65%, 12/01/27	750,000	710,181
Energy Transfer LP
3.60%, 02/01/23	105,000	104,802
4.25%, 03/15/23	1,880,000	1,875,556
2.90%, 05/15/25	260,000	245,424
EnLink Midstream Partners LP
4.15%, 06/01/25	110,000	104,145
EQM Midstream Partners LP
6.50%, 07/01/27 144A	80,000	76,600
5.50%, 07/15/28Δ	220,000	197,110
EQT Corporation
5.68%, 10/01/25	410,000	408,846
Equinix, Inc. REIT
2.63%, 11/18/24	985,000	939,346
1.45%, 05/15/26Δ	570,000	502,378
1.80%, 07/15/27	400,000	343,525
Equitable Financial Life Global Funding
1.00%, 01/09/26 144A	1,600,000	1,410,620
Evergy, Inc.
2.45%, 09/15/24	1,020,000	969,583
Eversource Energy
2.90%, 03/01/27	400,000	369,469
Exelon Corporation
2.75%, 03/15/27 144A	150,000	137,956
F&G Global Funding
0.90%, 09/20/24 144A	1,860,000	1,701,591
Fifth Third Bank NA
(Variable, U.S. SOFR + 1.23%), 5.85%, 10/27/25^	630,000	637,117
First-Citizens Bank & Trust Co.
(Variable, CME Term SOFR 3M + 1.72%), 2.97%, 09/27/25Δ ^	440,000	416,462
Fiserv, Inc.
3.20%, 07/01/26	395,000	370,601
Ford Motor Credit Co. LLC
3.37%, 11/17/23Δ	750,000	733,023
5.58%, 03/18/24	300,000	296,715
	Par	Value
2.30%, 02/10/25	$1,300,000	$1,176,338
5.13%, 06/16/25	640,000	616,455
FS KKR Capital Corporation
4.25%, 02/14/25 144A	880,000	826,114
GA Global Funding Trust
1.63%, 01/15/26 144A	400,000	355,984
Gartner, Inc.
4.50%, 07/01/28 144A	175,000	163,467
GE HealthCare Technologies, Inc.
5.55%, 11/15/24 144A	1,875,000	1,884,053
5.60%, 11/15/25 144A	690,000	695,520
General Mills, Inc.
5.24%, 11/18/25	715,000	717,241
0.45%, 01/15/26(E)	100,000	97,613
General Motors Financial Co., Inc.
(Floating, U.S. SOFR + 1.20%), 5.36%, 11/17/23† Δ	2,014,000	2,008,810
1.05%, 03/08/24	675,000	641,494
3.95%, 04/13/24	925,000	907,549
1.20%, 10/15/24	900,000	834,191
6.05%, 10/10/25Δ	500,000	508,807
0.85%, 02/26/26(E)	300,000	287,941
2.35%, 02/26/27	145,000	127,018
Gilead Sciences, Inc.
2.95%, 03/01/27	540,000	503,905
Glencore Funding LLC
4.63%, 04/29/24 144A	1,800,000	1,779,695
Global Payments, Inc.
1.20%, 03/01/26Δ	2,000,000	1,747,406
Goldman Sachs Group, Inc. (The)
(Floating, Australian BBSW 3M + 1.20%), 4.25%, 05/16/23(A) †	2,000,000	1,362,476
(Variable, U.S. SOFR + 0.57%), 0.67%, 03/08/24^	1,830,000	1,810,506
(Variable, U.S. SOFR + 0.51%), 0.66%, 09/10/24^	215,000	207,101
(Variable, U.S. SOFR + 0.49%), 0.93%, 10/21/24^	1,900,000	1,825,048
5.70%, 11/01/24	1,115,000	1,130,416
(Variable, U.S. SOFR + 0.61%), 0.86%, 02/12/26^	810,000	733,555
(Variable, U.S. SOFR + 1.11%), 2.64%, 02/24/28^	540,000	481,920
(Variable, U.S. SOFR + 1.85%), 3.62%, 03/15/28^	265,000	247,009
Golub Capital BDC, Inc.
3.38%, 04/15/24	575,000	553,445
Graham Holdings Co.
5.75%, 06/01/26 144A	200,000	196,817
Gray Oak Pipeline LLC
2.00%, 09/15/23 144A	905,000	880,597
HCA, Inc.
5.38%, 02/01/25	525,000	525,187
5.88%, 02/15/26	295,000	297,486
Healthpeak Properties, Inc. REIT
1.35%, 02/01/27Δ	145,000	125,871

See Notes to Financial Statements.

	Par	Value
Huntington Bancshares, Inc.
(Variable, U.S. SOFR + 1.97%), 4.44%, 08/04/28^	$ 275,000	$ 261,420
Huntington Ingalls Industries, Inc.
0.67%, 08/16/23	510,000	495,303
Huntington National Bank (The)
(Variable, U.S. SOFR + 1.22%), 5.70%, 11/18/25^	825,000	827,679
Hyundai Capital America
1.25%, 09/18/23 144A	900,000	872,469
1.00%, 09/17/24 144A	855,000	790,903
1.65%, 09/17/26 144A	360,000	318,369
Illinois Tool Works, Inc.
0.25%, 12/05/24(E)	180,000	181,940
Illumina, Inc.
5.80%, 12/12/25	300,000	302,637
Infor, Inc.
1.45%, 07/15/23 144A	365,000	356,526
International Flavors & Fragrances, Inc.
1.23%, 10/01/25 144A	1,500,000	1,327,148
IQVIA, Inc.
5.00%, 05/15/27 144A	200,000	191,100
iStar, Inc. REIT
4.75%, 10/01/24	150,000	149,130
John Deere Capital Corporation
4.05%, 09/08/25Δ	190,000	187,484
JPMorgan Chase & Co.
(Variable, CME Term SOFR 3M + 0.60%), 0.65%, 09/16/24^	790,000	762,198
1.50%, 01/27/25(E)	120,000	124,392
(Variable, U.S. SOFR + 0.98%), 3.85%, 06/14/25^	1,770,000	1,732,237
(Variable, CME Term SOFR 3M + 0.58%), 0.97%, 06/23/25^	1,000,000	932,698
(Variable, U.S. SOFR + 1.07%), 5.55%, 12/15/25^	1,610,000	1,609,429
(Variable, U.S. SOFR + 0.92%), 2.60%, 02/24/26^	215,000	202,448
(Variable, U.S. SOFR + 1.85%), 2.08%, 04/22/26^	291,000	270,246
(Variable, U.S. SOFR + 1.32%), 4.08%, 04/26/26Δ ^	940,000	915,222
(Variable, U.S. SOFR + 1.99%), 4.85%, 07/25/28^	790,000	773,240
Lehman Brothers Holdings, Inc.
6.63%, 01/18/12#	600,000	2,100
Lennar Corporation
4.50%, 04/30/24	1,000,000	987,503
Lumen Technologies, Inc.
4.00%, 02/15/27 144A	300,000	254,905
Marathon Petroleum Corporation
4.70%, 05/01/25	130,000	128,224
Matador Resources Co.
5.88%, 09/15/26	305,000	293,550
McDonald’s Corporation
(Floating, Australian BBSW 3M + 1.13%), 4.25%, 03/08/24(A) †	2,000,000	1,364,661
Medtronic Global Holdings SCA
0.00%, 10/15/25(E)	100,000	97,372
	Par	Value
Mercedes-Benz Finance North America LLC
5.50%, 11/27/24 144A	$1,685,000	$1,696,879
Meta Platforms, Inc.
3.50%, 08/15/27	785,000	734,162
Metropolitan Life Global Funding I
2.80%, 03/21/25 144A	765,000	734,612
Microchip Technology, Inc.
2.67%, 09/01/23	745,000	731,280
0.97%, 02/15/24	1,380,000	1,311,475
4.25%, 09/01/25	250,000	243,136
MMS U.S.A. Holdings, Inc.
0.63%, 06/13/25(E) Δ	100,000	99,196
Morgan Stanley
(Variable, U.S. SOFR + 0.46%), 0.53%, 01/25/24^	280,000	278,134
1.75%, 03/11/24(E)	205,000	215,649
(Variable, U.S. SOFR + 0.62%), 0.73%, 04/05/24^	70,000	69,008
(Variable, ICE LIBOR USD 3M + 0.85%), 3.74%, 04/24/24^	750,000	746,105
(Variable, U.S. SOFR + 0.51%), 0.79%, 01/22/25Δ ^	1,015,000	960,203
(Variable, U.S. SOFR + 1.15%), 2.72%, 07/22/25^	790,000	756,039
(Variable, U.S. SOFR + 0.75%), 0.86%, 10/21/25^	525,000	482,389
(Variable, U.S. SOFR + 0.56%), 1.16%, 10/21/25^	3,060,000	2,814,603
(Variable, U.S. SOFR + 1.77%), 6.14%, 10/16/26Δ	980,000	1,002,844
(Variable, U.S. SOFR + 2.24%), 6.30%, 10/18/28^	500,000	516,006
MPT Operating Partnership LP REIT
5.00%, 10/15/27	350,000	294,966
Mylan, Inc.
3.13%, 01/15/23 144A	1,700,000	1,698,716
National Grid North America, Inc.
0.41%, 01/20/26(E)	100,000	96,548
New Fortress Energy, Inc.
6.50%, 09/30/26 144A	185,000	172,161
NextEra Energy Capital Holdings, Inc.
2.94%, 03/21/24	515,000	501,798
NextEra Energy Operating Partners LP
4.25%, 07/15/24 144A	405,000	393,511
Nissan Motor Acceptance Co. LLC
3.45%, 03/15/23 144A	1,350,000	1,344,285
3.88%, 09/21/23 144A	400,000	392,699
1.13%, 09/16/24 144A	675,000	615,765
1.85%, 09/16/26 144A	569,000	476,226
Nordstrom, Inc.
2.30%, 04/08/24	250,000	234,704
Omega Healthcare Investors, Inc. REIT
4.38%, 08/01/23	1,700,000	1,690,676
OneMain Finance Corporation
5.63%, 03/15/23	435,000	434,082
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Oracle Corporation
2.95%, 11/15/24	$1,100,000	$1,060,765
5.80%, 11/10/25	655,000	670,689
2.65%, 07/15/26	33,000	30,410
Owl Rock Capital Corporation
4.25%, 01/15/26	510,000	469,214
Owl Rock Technology Finance Corporation
3.75%, 06/17/26 144A	345,000	302,503
Pacific Gas and Electric Co.
3.25%, 06/15/23	100,000	98,905
4.25%, 08/01/23	200,000	199,011
3.85%, 11/15/23	100,000	98,600
3.75%, 02/15/24	200,000	196,014
4.95%, 06/08/25	1,000,000	986,261
3.45%, 07/01/25Δ	146,000	138,442
2.10%, 08/01/27	600,000	513,641
Pacific Life Global Funding II
(Floating, U.S. SOFR + 0.62%), 4.87%, 06/04/26 144A †	500,000	480,187
PeaceHealth Obligated Group
1.38%, 11/15/25	104,000	93,404
Penske Truck Leasing Co. LP
3.45%, 07/01/24 144A	1,500,000	1,449,922
2.70%, 11/01/24 144A	1,105,000	1,042,868
1.20%, 11/15/25 144A	295,000	260,108
Pioneer Natural Resources Co.
1.13%, 01/15/26	280,000	250,141
Prime Security Services Borrower LLC
5.25%, 04/15/24 144A	250,000	246,007
PulteGroup, Inc.
5.00%, 01/15/27	64,000	63,445
Qorvo, Inc.
1.75%, 12/15/24 144A	620,000	571,795
Quanta Services, Inc.
0.95%, 10/01/24	385,000	354,971
Raytheon Technologies Corporation
3.13%, 05/04/27	900,000	840,763
Ryder System, Inc.
2.85%, 03/01/27	325,000	294,272
Sabine Pass Liquefaction LLC
5.75%, 05/15/24	1,048,000	1,049,736
SBA Tower Trust
2.84%, 01/15/25 144A	3,225,000	3,043,494
SBA Tower Trust REIT
1.88%, 01/15/26 144A	680,000	599,531
1.63%, 11/15/26 144A	800,000	681,518
Sempra Energy
3.30%, 04/01/25	290,000	278,550
Skyworks Solutions, Inc.
0.90%, 06/01/23	125,000	122,544
Sonoco Products Co.
2.25%, 02/01/27	320,000	285,396
Southern Co. (The)
4.48%, 08/01/24 STEP	1,815,000	1,794,135
Sprint LLC
7.88%, 09/15/23	665,000	675,843
	Par	Value
Sprint Spectrum Co. LLC
4.74%, 03/20/25 144A	$ 250,313	$ 247,579
Steel Dynamics, Inc.
2.40%, 06/15/25	35,000	32,878
Stellantis Finance U.S., Inc.
1.71%, 01/29/27 144A	1,000,000	860,472
Synchrony Bank
5.40%, 08/22/25	1,600,000	1,579,623
Synchrony Financial
4.88%, 06/13/25	18,000	17,577
4.50%, 07/23/25	843,000	809,992
Texas Electric Market Stabilization Funding N LLC
4.27%, 08/01/34 144A	277,000	264,113
Texas Instruments, Inc.
4.60%, 02/15/28Δ	105,000	105,320
Thermo Fisher Scientific, Inc.
4.80%, 11/21/27	380,000	382,514
T-Mobile U.S.A., Inc.
2.25%, 02/15/26	205,000	186,800
2.63%, 04/15/26	84,000	77,118
3.75%, 04/15/27	600,000	566,824
3.38%, 04/15/29	350,000	308,905
Toll Brothers Finance Corporation
4.38%, 04/15/23	200,000	199,042
Toyota Motor Credit Corporation
5.40%, 11/10/25Δ	300,000	304,990
U.S. Bancorp
(Variable, U.S. SOFR + 1.66%), 4.55%, 07/22/28^	210,000	205,411
United Airlines, Inc.
4.38%, 04/15/26 144A	540,000	501,458
UnitedHealth Group, Inc.
5.15%, 10/15/25Δ	80,000	81,069
Verizon Communications, Inc.
3.00%, 03/22/27	280,000	260,880
1.75%, 01/20/31	220,000	171,759
Viasat, Inc.
5.63%, 04/15/27 144A	270,000	245,727
Virginia Electric and Power Co.
3.75%, 05/15/27	265,000	253,435
Vistra Operations Co. LLC
4.88%, 05/13/24 144A	365,000	358,101
3.55%, 07/15/24 144A	900,000	864,067
5.63%, 02/15/27 144A	250,000	237,996
VMware, Inc.
1.00%, 08/15/24	1,691,000	1,575,187
3.90%, 08/21/27	1,295,000	1,212,525
Volkswagen Group of America Finance LLC
3.95%, 06/06/25 144A	2,410,000	2,336,413
Warnermedia Holdings, Inc.
3.43%, 03/15/24 144A	665,000	645,967
3.64%, 03/15/25 144A	300,000	285,732
3.79%, 03/15/25 144A	600,000	573,516
Wells Fargo & Co.
(Variable, U.S. SOFR + 0.51%), 0.81%, 05/19/25^	405,000	379,454

See Notes to Financial Statements.

	Par	Value
(Variable, U.S. SOFR + 1.32%), 3.91%, 04/25/26^	$1,805,000	$ 1,749,756
(Variable, U.S. SOFR + 1.56%), 4.54%, 08/15/26^	505,000	495,677
(Variable, U.S. SOFR + 1.51%), 3.53%, 03/24/28^	400,000	371,614
WESCO Distribution, Inc.
7.13%, 06/15/25 144A	210,000	213,088
Western Midstream Operating LP
4.65%, 07/01/26Δ	160,000	152,125
Westinghouse Air Brake Technologies Corporation
4.40%, 03/15/24	1,600,000	1,575,228
3.20%, 06/15/25	325,000	306,516
Workday, Inc.
3.50%, 04/01/27	170,000	159,399
Zimmer Biomet Holdings, Inc.
1.45%, 11/22/24	1,075,000	1,000,673
Total Corporate Bonds (Cost $183,347,001)		174,741,918
FOREIGN BONDS — 13.1%
Australia — 0.5%
Australia & New Zealand Banking Group, Ltd.
5.09%, 12/08/25	605,000	608,188
Macquarie Group, Ltd.
(Variable, U.S. SOFR + 0.69%), 1.20%, 10/14/25 144A ^	800,000	735,032
NBN Co., Ltd.
0.88%, 10/08/24 144A	880,000	812,362
Transurban Queensland Finance Pty., Ltd.
(Floating, Australian BBSW 3M + 2.05%), 5.24%, 12/16/24(A) †	720,000	497,636
Woodside Finance, Ltd.
3.65%, 03/05/25 144A	1,900,000	1,826,702
3.70%, 09/15/26 144A	400,000	375,052
		4,854,972
Belgium — 0.0%
KBC Group NV
(Variable, 1.10% - EUR Swap Rate 5Y), 0.50%, 12/03/29(E) ^	300,000	289,993
Bermuda — 0.1%
Triton Container International, Ltd.
0.80%, 08/01/23 144A	630,000	608,116
Brazil — 0.3%
Banco Bradesco SA
2.85%, 01/27/23 144A	1,495,000	1,493,146
Itau Unibanco Holding SA
2.90%, 01/24/23 144A	920,000	917,696
		2,410,842
Canada — 1.0%
Bank of Nova Scotia (The)
5.25%, 12/06/24	580,000	581,186
Canadian Pacific Railway Co.
1.75%, 12/02/26	205,000	183,225
	Par	Value
CDP Financial, Inc.
1.00%, 05/26/26 144A	$ 520,000	$ 463,570
CPPIB Capital, Inc.
0.50%, 09/16/24 144A	1,265,000	1,177,374
Element Fleet Management Corporation
1.60%, 04/06/24 144A	315,000	298,673
Enbridge, Inc.
2.50%, 02/14/25	600,000	567,050
GFL Environmental, Inc.
3.75%, 08/01/25 144A	175,000	165,651
5.13%, 12/15/26 144A	175,000	167,651
National Bank of Canada
0.75%, 08/06/24	1,485,000	1,382,692
Nutrien, Ltd.
5.90%, 11/07/24	790,000	800,895
OMERS Finance Trust
1.13%, 04/14/23 144A	1,770,000	1,753,023
1.10%, 03/26/26 144A	675,000	604,169
Royal Bank of Canada
6.00%, 11/01/27	241,000	251,369
Toronto-Dominion Bank (The)
0.38%, 04/25/24(E) Δ	305,000	314,540
TransCanada PipeLines, Ltd.
1.00%, 10/12/24Δ	1,000,000	926,412
		9,637,480
China — 0.2%
Avolon Holdings Funding, Ltd.
5.50%, 01/15/23 144A	900,000	897,700
Park Aerospace Holdings, Ltd.
4.50%, 03/15/23 144A	1,000,000	997,607
		1,895,307
Denmark — 0.1%
Danske Bank A/S
3.88%, 09/12/23 144A	400,000	395,079
5.38%, 01/12/24 144A	600,000	595,437
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.55%), 0.98%, 09/10/25 144A ^	200,000	182,805
		1,173,321
Finland — 0.0%
CRH Finland Services OYJ
0.88%, 11/05/23(E)	180,000	189,097
France — 0.7%
Banque Federative du Credit Mutuel SA
0.75%, 06/15/23(E)	100,000	106,276
1.00%, 02/04/25 144A	1,865,000	1,706,655
BNP Paribas SA
3.38%, 01/09/25 144A	700,000	674,606
BPCE SA
0.63%, 04/28/25(E)	100,000	100,031
Capgemini SE
0.63%, 06/23/25(E)	200,000	200,112
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Credit Agricole SA
(Variable, U.S. SOFR + 0.89%), 1.25%, 01/26/27 144A ^	$ 250,000	$ 219,406
Electricite de France SA
3.63%, 10/13/25 144A	500,000	482,793
Engie SA
0.38%, 02/28/23(E)	200,000	213,382
PSA Banque France SA
0.00%, 01/22/25(E)	100,000	98,760
Societe Generale SA
2.63%, 01/22/25 144A	2,800,000	2,636,298
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.10%), 1.49%, 12/14/26 144A ^	200,000	174,203
(Variable, EUR Swap Rate 5Y + 0.90%), 1.38%, 02/23/28(E) ^	400,000	424,029
		7,036,551
Germany — 0.2%
Commerzbank AG
(Variable, 1.30% - Euribor 3M), 0.75%, 03/24/26(E) ^	100,000	97,923
Deutsche Bank AG
(Variable, U.S. SOFR + 1.13%), 1.45%, 04/01/25^	150,000	139,429
(Variable, 1.60% - Euribor 3M), 1.00%, 11/19/25(E) ^	100,000	100,028
(Variable, U.S. SOFR + 1.32%), 2.55%, 01/07/28^	650,000	555,025
(Variable, Euribor 3M + 1.38%), 1.88%, 02/23/28(E) ^	200,000	187,571
E.ON SE
0.88%, 01/08/25(E)	50,000	50,970
Traton Finance Luxembourg SA
0.00%, 06/14/24(E)	100,000	101,036
0.13%, 11/10/24(E)	100,000	99,207
Volkswagen Bank GmbH
1.88%, 01/31/24(E)	300,000	314,792
2.50%, 07/31/26(E)	100,000	100,023
Volkswagen Financial Services AG
0.88%, 01/31/28(E)	120,000	106,661
Volkswagen Leasing GmbH
1.00%, 02/16/23(E)	260,000	277,754
0.38%, 07/20/26(E)	60,000	55,695
		2,186,114
Indonesia — 0.1%
Pelabuhan Indonesia Persero PT
4.50%, 05/02/23 144A	1,175,000	1,172,532
Ireland — 0.8%
AerCap Ireland Capital DAC
4.50%, 09/15/23	1,000,000	993,676
1.15%, 10/29/23	1,330,000	1,280,066
2.88%, 08/14/24	150,000	142,169
1.65%, 10/29/24	2,585,000	2,387,062
3.50%, 01/15/25	350,000	333,706
2.45%, 10/29/26	405,000	355,092
ESB Finance DAC
3.49%, 01/12/24(E)	100,000	107,441
	Par	Value
Fresenius Finance Ireland PLC
0.00%, 10/01/25(E)	$ 100,000	$ 95,611
SMBC Aviation Capital Finance DAC
4.13%, 07/15/23 144A	1,800,000	1,781,363
3.55%, 04/15/24 144A	800,000	773,990
		8,250,176
Italy — 0.1%
ACEA SpA
0.00%, 09/28/25(E)	100,000	96,388
ASTM SpA
1.00%, 11/25/26(E)	170,000	156,144
FCA Bank SpA
0.50%, 09/18/23(E)	110,000	115,369
0.00%, 04/16/24(E)	100,000	101,980
Snam SpA
0.00%, 08/15/25(E)	100,000	97,244
Telecom Italia SpA
5.30%, 05/30/24 144A	200,000	189,900
		757,025
Japan — 4.1%
Japan Treasury Discount Bill
0.00%, 01/06/23(J) »	790,000,000	6,019,579
0.00%, 03/20/23(J) »	1,290,000,000	9,833,089
Mitsubishi UFJ Financial Group, Inc.
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.55%), 0.95%, 07/19/25^	1,880,000	1,748,656
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.45%), 0.96%, 10/11/25^	3,185,000	2,931,959
Mizuho Financial Group, Inc.
(Floating, Australian BBSW 3M + 1.40%), 4.36%, 07/19/23(A) †	3,100,000	2,113,108
0.52%, 06/10/24(E)	100,000	102,600
(Variable, 1.25% - U.S. SOFR), 1.24%, 07/10/24^	520,000	507,561
(Floating, ICE LIBOR USD 3M + 0.99%), 4.90%, 07/10/24†	1,000,000	997,800
Nissan Motor Co., Ltd.
3.04%, 09/15/23 144A	3,485,000	3,415,344
3.52%, 09/17/25 144A	600,000	558,419
2.65%, 03/17/26(E)	110,000	109,426
4.35%, 09/17/27 144A	215,000	195,500
Nomura Holdings, Inc.
1.85%, 07/16/25	2,700,000	2,465,219
2.33%, 01/22/27Δ	600,000	527,006
NTT Finance Corporation
4.37%, 07/27/27 144A Δ	200,000	195,764
Renesas Electronics Corporation
1.54%, 11/26/24 144A	1,245,000	1,142,873
Sumitomo Mitsui Financial Group, Inc.
0.51%, 01/12/24	1,600,000	1,524,230
(Floating, Australian BBSW 3M + 1.25%), 4.19%, 10/16/24(A) †	1,000,000	679,419
1.47%, 07/08/25	1,100,000	1,004,122
Sumitomo Mitsui Trust Bank, Ltd.
0.80%, 09/16/24 144A	3,500,000	3,236,711

See Notes to Financial Statements.

	Par	Value
2.55%, 03/10/25 144A	$1,000,000	$ 943,939
		40,252,324
Jersey — 0.1%
Aptiv PLC
2.40%, 02/18/25	787,000	743,280
Heathrow Funding, Ltd.
1.50%, 10/12/25(E)	185,000	184,346
		927,626
Netherlands — 0.8%
American Medical Systems Europe BV
1.38%, 03/08/28(E)	160,000	151,490
BMW Finance NV
0.00%, 04/14/23(E)	290,000	308,643
Conti-Gummi Finance BV
1.13%, 09/25/24(E)	110,000	113,216
Cooperatieve Rabobank UA
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.73%), 1.98%, 12/15/27 144A ^	1,000,000	871,987
Digital Dutch Finco BV REIT
0.63%, 07/15/25(E)	300,000	287,866
Enel Finance International NV
0.00%, 06/17/24(E)	200,000	203,933
2.65%, 09/10/24	500,000	478,913
Heimstaden Bostad Treasury BV
0.25%, 10/13/24(E)	110,000	104,354
ING Groep NV
1.00%, 09/20/23(E)	200,000	211,132
(Variable, 0.60% - Euribor 3M), 0.10%, 09/03/25(E) ^	100,000	100,152
(Variable, U.S. SOFR + 1.64%), 3.87%, 03/28/26^	800,000	771,045
JDE Peet's NV
0.80%, 09/24/24 144A	430,000	393,195
LeasePlan Corporation NV
2.88%, 10/24/24 144A	1,900,000	1,783,843
Louis Dreyfus Co. Finance BV
2.38%, 11/27/25(E)	200,000	204,270
Mercedes-Benz International Finance BV
0.25%, 11/06/23(E)	90,000	94,187
NXP BV
2.70%, 05/01/25	50,000	47,148
Redexis Gas Finance BV
1.88%, 05/28/25(E)	100,000	101,290
Siemens Financieringsmaatschappij NV
0.38%, 09/06/23(E)	235,000	248,523
Stellantis NV
5.25%, 04/15/23	1,000,000	1,000,900
3.38%, 07/07/23(E)	145,000	155,543
Toyota Motor Finance Netherlands BV
0.00%, 10/27/25(E)	100,000	97,548
		7,729,178
	Par	Value
Norway — 0.1%
Aker BP ASA
2.88%, 01/15/26 144A	$ 895,000	$ 828,845
Var Energi ASA
7.50%, 01/15/28 144A	410,000	418,431
		1,247,276
Saudi Arabia — 0.1%
Saudi Arabian Oil Co.
1.25%, 11/24/23 144A	490,000	472,096
South Korea — 0.4%
Kia Corporation
3.00%, 04/25/23	510,000	506,429
KT Corporation
4.00%, 08/08/25 144A	2,200,000	2,144,007
SK Telecom Co., Ltd.
3.75%, 04/16/23	900,000	896,529
		3,546,965
Spain — 0.1%
Banco de Sabadell SA
(Variable, 0.97% - EUR Swap Rate 1Y), 0.63%, 11/07/25(E) ^	100,000	99,626
(Variable, 1.55% - EUR Swap Rate 1Y), 1.13%, 03/11/27(E) ^	100,000	95,864
Banco Santander SA
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.45%), 0.70%, 06/30/24Δ ^	800,000	778,155
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.90%), 1.72%, 09/14/27^	200,000	171,304
Cellnex Finance Co. SA
2.25%, 04/12/26(E)	100,000	98,816
		1,243,765
Sweden — 0.0%
Volvo Treasury AB
0.00%, 05/09/24(E)	310,000	317,372
Switzerland — 0.7%
Credit Suisse AG
(Floating, U.S. SOFR Index + 0.38%), 4.50%, 08/09/23†	2,700,000	2,634,655
Credit Suisse Group AG
(Variable, ICE LIBOR USD 3M + 1.24%), 4.21%, 06/12/24 144A ^	450,000	438,876
SIG Combibloc PurchaseCo S.a.r.l.
1.88%, 06/18/23(E) Δ	300,000	319,096
2.13%, 06/18/25(E)	100,000	103,256
UBS Group AG
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.60%), 4.49%, 08/05/25 144A Δ ^	3,000,000	2,951,826
(Variable, 0.55% - EUR Swap Rate 1Y), 0.25%, 01/29/26(E) ^	200,000	196,524
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.85%), 1.49%, 08/10/27 144A ^	$ 350,000	$ 301,939
		6,946,172
United Arab Emirates — 0.2%
First Abu Dhabi Bank PJSC
1.38%, 02/19/23(U)	1,666,000	2,003,305
United Kingdom — 2.4%
Barclays PLC
(Floating, Australian BBSW 3M + 1.80%), 4.97%, 06/15/23(A) †	1,000,000	681,528
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.80%), 1.01%, 12/10/24^	1,545,000	1,471,635
(Variable, U.S. SOFR + 2.71%), 2.85%, 05/07/26^	1,000,000	930,790
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.30%), 5.30%, 08/09/26^	900,000	894,901
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.65%), 5.50%, 08/09/28^	650,000	631,583
HSBC Holdings PLC
(Floating, Australian BBSW 3M + 1.10%), 4.15%, 02/16/24(A) †	1,300,000	884,233
(Floating, ICE LIBOR USD 3M + 1.23%), 5.97%, 03/11/25†	3,000,000	2,974,785
(Variable, U.S. SOFR + 1.43%), 3.00%, 03/10/26^	200,000	188,271
(Variable, U.S. SOFR + 3.35%), 7.39%, 11/03/28^	295,000	310,113
Informa PLC
1.50%, 07/05/23(E)	100,000	106,150
2.13%, 10/06/25(E)	485,000	494,128
Lloyds Banking Group PLC
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.60%), 3.51%, 03/18/26^	1,500,000	1,427,305
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.75%), 4.72%, 08/11/26^	1,000,000	980,167
LSEGA Financing PLC
0.65%, 04/06/24 144A	200,000	187,912
1.38%, 04/06/26 144A	510,000	449,402
National Grid Electricity Transmission PLC
0.19%, 01/20/25(E)	100,000	100,057
Nationwide Building Society
2.00%, 01/27/23 144A	900,000	898,219
1.70%, 02/13/23 144A	2,400,000	2,392,480
0.55%, 01/22/24 144A	1,845,000	1,754,375
NatWest Markets PLC
2.38%, 05/21/23 144A	2,495,000	2,463,578
0.13%, 06/18/26(E)	200,000	187,012
1.60%, 09/29/26 144A	345,000	300,401
Rolls-Royce PLC
5.75%, 10/15/27 144A	350,000	333,946
	Par	Value
Royalty Pharma PLC
0.75%, 09/02/23	$920,000	$ 891,491
Santander UK Group Holdings PLC
(Variable, ICE LIBOR USD 3M + 1.08%), 3.37%, 01/05/24^	215,000	215,000
(Variable, ICE LIBOR USD 3M + 1.57%), 4.80%, 11/15/24^	500,000	491,880
Standard Chartered PLC
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.78%), 0.99%, 01/12/25 144A ^	440,000	415,874
Virgin Money UK PLC
(Variable, 0.85% - EUR Swap Rate 1Y), 0.38%, 05/27/24(E) ^	110,000	115,571
WPP Finance 2013
3.00%, 11/20/23(E)	200,000	214,020
		23,386,807
Total Foreign Bonds (Cost $134,239,253)		128,534,412
MORTGAGE-BACKED SECURITIES — 12.5%
Alen Mortgage Trust, Series 2021-ACEN, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 5.47%, 04/15/34 144A †	350,000	322,150
American Home Mortgage Assets Trust, Series 2006-5, Class A1
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.92%, 0.92% Floor), 2.97%, 11/25/46†	538,233	171,362
Angel Oak Mortgage Trust, Series 2022-1, Class A1
(Step to 3.88% on 02/25/26), 2.88%, 12/25/66 144A STEP	268,221	235,996
Angel Oak Mortgage Trust, Series 2022-2, Class A1
3.35%, 01/25/67 144A † γ	316,876	288,044
Arroyo Mortgage Trust, Series 2022-2, Class A1
(Step to 5.95% on 07/25/26), 4.95%, 07/25/57 144A STEP	239,953	226,887
Avon Finance No. 2 PLC, Class A
(Floating, SONIA Interest Rate + 0.90%), 4.33%, 09/20/48(U) 144A †	983,783	1,168,429
Banc of America Mortgage Trust, Series 2003-L, Class 3A1
2.37%, 01/25/34† γ	21,279	19,375
BANK, Series 2019-BNK18, Class A2
3.47%, 05/15/62	610,000	589,285
Bear Stearns ARM Trust, Series 2003-8, Class 4A1
4.01%, 01/25/34† γ	50,529	48,959

See Notes to Financial Statements.

	Par	Value
Bear Stearns ARM Trust, Series 2004-5, Class 2A
3.17%, 07/25/34† γ	$ 47,458	$ 42,582
Bellemeade RE, Ltd., Series 2021-3A, Class M1A
(Floating, U.S. 30-Day Average SOFR + 1.00%, 1.00% Floor), 4.93%, 09/25/31 144A †	772,028	762,452
Benchmark Mortgage Trust, Series 2022-B34, Class AM
3.83%, 04/15/55† γ	225,000	193,863
Brass No. 8 PLC, Class A1
(Floating, ICE LIBOR USD 3M + 0.70%), 5.34%, 11/16/66 144A †	40,063	40,073
BX Commercial Mortgage Trust, Series 2019-XL, Class A
(Floating, CME Term SOFR 1M + 1.03%, 1.03% Floor), 5.37%, 10/15/36 144A †	850,505	840,598
BX Commercial Mortgage Trust, Series 2019-XL, Class B
(Floating, CME Term SOFR 1M + 1.19%, 1.19% Floor), 5.53%, 10/15/36 144A †	569,500	559,955
BX Commercial Mortgage Trust, Series 2019-XL, Class D
(Floating, CME Term SOFR 1M + 1.56%, 1.56% Floor), 5.90%, 10/15/36 144A †	522,750	506,814
BX Commercial Mortgage Trust, Series 2020-VKNG, Class B
(Floating, CME Term SOFR 1M + 1.24%, 1.24% Floor), 5.58%, 10/15/37 144A †	994,000	959,029
BX Commercial Mortgage Trust, Series 2021-SOAR, Class A
(Floating, ICE LIBOR USD 1M + 0.67%, 0.67% Floor), 4.99%, 06/15/38 144A †	456,542	440,361
BX Commercial Mortgage Trust, Series 2021-VINO, Class A
(Floating, ICE LIBOR USD 1M + 0.65%, 0.65% Floor), 4.97%, 05/15/38 144A †	280,000	269,934
BX Trust, Series 2018-BILT, Class D
(Floating, ICE LIBOR USD 1M + 1.77%, 1.77% Floor), 6.09%, 05/15/30 144A †	235,000	223,099
BX Trust, Series 2021-VIEW, Class A
(Floating, ICE LIBOR USD 1M + 1.28%, 1.28% Floor), 5.60%, 06/15/23 144A †	150,000	141,473
Canterbury Finance PLC, No. 1, Class A2
(Floating, SONIA Interest Rate + 1.35%), 4.59%, 05/16/56(U) †	445,343	537,685
	Par	Value
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class ASB
3.37%, 06/15/50	$1,299,243	$1,241,401
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A11
(Floating, ICE LIBOR USD 1M + 0.90%, 6.50% Cap), 4.94%, 07/25/49 144A †	37,583	36,182
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A3
3.50%, 07/25/49 144A † γ	76,778	68,765
CHC Commercial Mortgage Trust, Series 2019-CHC, Class D
(Floating, ICE LIBOR USD 1M + 2.05%, 2.05% Floor), 6.37%, 06/15/34 144A †	2,123,962	1,956,760
CHL Mortgage Pass-Through Trust, Series 2004-29, Class 1A1
(Floating, ICE LIBOR USD 1M + 0.54%, 0.54% Floor, 11.50% Cap), 4.93%, 02/25/35†	33,775	30,038
Citigroup Commercial Mortgage Trust, Series 2016-P4, Class AAB
2.78%, 07/10/49	436,317	417,056
Citigroup Commercial Mortgage Trust, Series 2016-P5, Class AAB
2.84%, 10/10/49	740,163	709,216
COLT Mortgage Loan Trust, Series 2022-3, Class A1
3.90%, 02/25/67 144A † γ	224,389	208,783
COMM Mortgage Trust, Series 2013-CR8, Class A5
3.61%, 06/10/46	623,158	619,247
COMM Mortgage Trust, Series 2013-CR8, Class B
3.90%, 06/10/46 144A † γ	170,000	167,004
COMM Mortgage Trust, Series 2013-SFS, Class A1
1.87%, 04/12/35 144A	30,073	29,811
COMM Mortgage Trust, Series 2014-CR21, Class A3
3.53%, 12/10/47	544,335	524,352
COMM Mortgage Trust, Series 2014-LC15, Class A4
4.01%, 04/10/47	170,000	166,222
COMM Mortgage Trust, Series 2014-UBS5, Class ASB
3.55%, 09/10/47	113,727	111,983
COMM Mortgage Trust, Series 2015-CR24, Class ASB
3.45%, 08/10/48	85,463	83,306
COMM Mortgage Trust, Series 2015-PC1, Class A4
3.62%, 07/10/50	248,352	239,927
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Connecticut Avenue Securities Trust, Series 2019-HRP1, Class M2
(Floating, ICE LIBOR USD 1M + 2.15%), 6.54%, 11/25/39 144A †	$1,590,979	$1,556,213
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 1.55%), 5.48%, 10/25/41 144A †	1,050,000	1,024,007
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA
1.86%, 01/15/49† IO γ	609,280	28,620
CSMC, Series 2020-NET, Class A
2.26%, 08/15/37 144A	307,855	275,617
CSMC, Series 2021-980M, Class C
3.20%, 07/15/31 144A	150,000	122,981
CSMC, Series 2021-BHAR, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 5.47%, 11/15/38 144A †	770,000	735,641
CSMC, Series 2022-ATH1, Class A1A
2.87%, 01/25/67 144A † γ	310,795	286,006
Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB4, Class A6A1
(Step to 5.22% on 02/25/23), 6.37%, 10/25/36 STEP	96,411	84,218
Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB4, Class A6A2
(Step to 5.22% on 02/25/23), 6.39%, 10/25/36 STEP	96,411	84,217
Eagle RE, Ltd., Series 2021-2, Class M1A
(Floating, U.S. 30-Day Average SOFR + 1.55%, 1.55% Floor), 5.48%, 04/25/34 144A †	758,565	754,321
Extended Stay America Trust, Series 2021-ESH, Class A
(Floating, ICE LIBOR USD 1M + 1.08%, 1.08% Floor), 5.40%, 07/15/38 144A †	2,196,432	2,136,415
Fannie Mae Connecticut Avenue Securities, Series 2021-R02, Class 2M2
(Floating, U.S. 30-Day Average SOFR + 2.00%), 5.93%, 11/25/41 144A †	3,000,000	2,796,514
Federal Home Loan Mortgage Corporation
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.36%, 2.36% Floor, 13.18% Cap), 3.93%, 07/01/27†	1,080	1,061
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.25%, 2.25% Floor, 11.23% Cap), 4.34%, 11/01/31†	7,706	7,541
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.25%, 2.25% Floor, 10.78% Cap), 3.25%, 04/01/32†	2,343	2,314
	Par	Value
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.04%, 2.04% Floor, 9.72% Cap), 2.95%, 06/01/33†	$ 155,309	$ 156,064
(Floating, ICE LIBOR USD 1Y + 1.75%, 1.75% Floor, 10.84% Cap), 3.50%, 08/01/35†	22,338	22,282
(Floating, ICE LIBOR USD 1Y + 1.35%, 1.35% Floor, 10.40% Cap), 3.59%, 09/01/35†	52,750	52,859
(Floating, ICE LIBOR USD 1Y + 1.63%, 1.63% Floor, 10.81% Cap), 3.88%, 10/01/35†	58,336	58,887
3.00%, 02/01/36	42,413	39,494
4.00%, 11/01/36	4,999	4,830
4.00%, 06/01/37	64,469	62,283
4.50%, 07/01/47	34,919	34,431
4.50%, 03/01/49	1,683,861	1,675,461
4.50%, 01/01/50	156,821	155,768
Federal Home Loan Mortgage Corporation REMIC, Series 3228
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 6.50% Cap), 4.82%, 10/15/36†	623,944	613,188
Federal Home Loan Mortgage Corporation REMIC, Series 3710
4.00%, 08/15/25 STEP	22,393	22,075
Federal Home Loan Mortgage Corporation REMIC, Series 3959
4.50%, 11/15/41	107,599	106,504
Federal Home Loan Mortgage Corporation REMIC, Series 3986
4.50%, 09/15/41	40,262	39,926
Federal Home Loan Mortgage Corporation REMIC, Series 4459
3.00%, 08/15/43	240,181	219,578
Federal Home Loan Mortgage Corporation REMIC, Series 4494
3.75%, 10/15/42	95,410	93,456
Federal Home Loan Mortgage Corporation REMIC, Series 4752
3.00%, 09/15/46	220,037	206,659
Federal Home Loan Mortgage Corporation REMIC, Series 4777
3.50%, 10/15/45	395,454	381,367
Federal Home Loan Mortgage Corporation REMIC, Series 4904
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor, 6.50% Cap), 4.77%, 06/15/49†	376,971	365,714
Federal Home Loan Mortgage Corporation REMIC, Series 4941
3.00%, 07/25/49	183,615	163,040
Federal Home Loan Mortgage Corporation REMIC, Series 4948
2.50%, 10/25/48	114,717	102,463
Federal Home Loan Mortgage Corporation REMIC, Series 5000
2.00%, 06/25/44	144,713	130,277
Federal Home Loan Mortgage Corporation REMIC, Series 5006
2.00%, 06/25/45	407,860	363,171

See Notes to Financial Statements.

	Par	Value
Federal Home Loan Mortgage Corporation REMIC, Series 5047
0.75%, 10/15/28	$2,732,349	$2,494,375
Federal Home Loan Mortgage Corporation REMIC, Series 5057
1.00%, 04/15/54	1,895,229	1,676,343
Federal Home Loan Mortgage Corporation REMIC, Series 5105
1.50%, 04/15/44	900,577	845,432
Federal Home Loan Mortgage Corporation REMIC, Series 5115
1.00%, 02/25/42	2,166,887	1,851,371
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA1, Class M2
(Floating, ICE LIBOR USD 1M + 1.70%), 6.09%, 01/25/50 144A †	91,892	91,642
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA2, Class M2
(Floating, ICE LIBOR USD 1M + 1.85%), 6.24%, 02/25/50 144A †	98,727	98,567
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2021-DNA5, Class M2
(Floating, U.S. 30-Day Average SOFR + 1.65%), 5.58%, 01/25/34 144A †	892,203	880,340
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2021-DNA6 Class M2
(Floating, U.S. 30-Day Average SOFR + 1.50%), 5.43%, 10/25/41 144A †	1,850,000	1,759,756
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-HQA1, Class M1A
(Floating, U.S. 30-Day Average SOFR + 2.10%), 6.03%, 03/25/42 144A †	569,433	562,419
Federal Home Loan Mortgage Corporation STACR Trust, Series 2019-DNA4, Class M2
(Floating, ICE LIBOR USD 1M + 1.95%), 6.34%, 10/25/49 144A †	54,040	54,051
Federal National Mortgage Association
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.93%, 1.93% Floor, 10.30% Cap), 2.88%, 12/01/24 CONV †	713	701
2.50%, 12/01/27	243,898	232,930
3.00%, 09/01/30	124,403	119,253
3.00%, 02/01/31	752,032	720,823
3.00%, 04/01/31	12,190	11,684
	Par	Value
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.22%, 2.22% Floor, 11.66% Cap), 4.11%, 09/01/31†	$ 18,093	$ 17,774
2.50%, 10/01/31	286,433	268,461
2.50%, 11/01/31	679,315	635,362
2.50%, 01/01/32	4,731	4,446
3.00%, 03/01/32	440,874	422,572
(Floating, ICE LIBOR USD 1M + 1.31%, 1.31% Floor, 11.27% Cap), 4.56%, 08/01/32†	124,213	124,146
3.00%, 11/01/32	40,693	38,801
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.25%, 2.25% Floor, 9.73% Cap), 2.56%, 12/01/32†	209,090	204,038
3.00%, 12/01/32	494,228	467,642
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.41%, 2.41% Floor, 9.34% Cap), 3.86%, 06/01/33†	7,167	7,086
4.00%, 09/01/33	834,536	818,933
4.00%, 03/01/34	29,408	28,817
4.00%, 05/01/34	445,281	436,987
(Floating, ICE LIBOR USD 1Y + 1.66%, 1.66% Floor, 10.12% Cap), 2.46%, 02/01/35†	24,205	24,117
3.00%, 09/01/35	75,493	70,286
4.00%, 07/01/37	23,633	22,806
4.50%, 08/01/37	1,022,689	1,018,482
4.00%, 09/01/37	28,991	27,976
4.50%, 10/01/37	81,016	80,758
5.00%, 10/01/37	47,862	48,202
4.50%, 11/01/37	62,614	62,419
4.00%, 03/01/38	19,966	19,168
(Floating, ICE LIBOR USD 1Y + 1.73%, 1.73% Floor, 9.50% Cap), 3.46%, 05/01/38†	467,385	474,753
2.89%, 08/01/42†	141,669	135,101
(Floating, ICE LIBOR USD 1Y + 1.75%, 1.75% Floor, 8.68% Cap), 3.04%, 09/01/42†	118,449	120,005
(Floating, ICE LIBOR USD 1Y + 1.71%, 1.71% Floor, 7.75% Cap), 3.37%, 07/01/43†	186,564	192,012
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.20%, 1.20% Floor, 8.52% Cap), 2.89%, 07/01/44†	45,304	43,142
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.20%, 1.20% Floor, 9.16% Cap), 2.89%, 10/01/44†	34,356	32,730
4.00%, 12/01/44	1,049,493	1,010,276
(Floating, ICE LIBOR USD 1Y + 1.59%, 1.59% Floor, 7.94% Cap), 3.84%, 06/01/45†	234,335	238,074
4.50%, 03/01/47	100,181	98,608
4.50%, 05/01/47	315,080	310,070
4.50%, 07/01/47	41,686	41,032
4.50%, 11/01/47	344,583	340,418
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
4.00%, 03/01/48	$1,806,777	$1,738,984
4.50%, 06/01/48	55,626	55,246
4.50%, 11/01/48	174,116	172,669
4.50%, 02/01/49	548,340	544,399
4.50%, 04/01/49	154,415	154,033
Federal National Mortgage Association REMIC, Series 2006-98
(Floating, ICE LIBOR USD 1M + 0.43%, 0.43% Floor, 7.00% Cap), 4.82%, 10/25/36†	113,295	111,556
Federal National Mortgage Association REMIC, Series 2007-100
(Floating, ICE LIBOR USD 1M + 0.55%, 0.55% Floor, 7.00% Cap), 4.94%, 10/25/37†	342,826	338,975
Federal National Mortgage Association REMIC, Series 2011-48
4.00%, 06/25/26 STEP	48,559	47,702
Federal National Mortgage Association REMIC, Series 2012-79
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor, 6.50% Cap), 4.84%, 07/25/42†	112,946	110,046
Federal National Mortgage Association REMIC, Series 2015-38
(Floating, ICE LIBOR USD 1M + 0.31%, 0.31% Floor), 3.64%, 06/25/55†	128,317	125,438
Federal National Mortgage Association REMIC, Series 2016-11
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor), 3.39%, 03/25/46†	580,494	563,593
Federal National Mortgage Association REMIC, Series 2016-40
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor), 3.36%, 07/25/46†	750,184	730,131
Federal National Mortgage Association REMIC, Series 2018-21
3.50%, 04/25/45	124,790	121,577
Federal National Mortgage Association REMIC, Series 2019-30
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 6.50% Cap), 4.89%, 07/25/49†	476,014	462,013
Federal National Mortgage Association REMIC, Series 2019-53
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor), 3.32%, 09/25/49†	870,409	839,350
	Par	Value
Federal National Mortgage Association REMIC, Series 2019-60
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor), 3.37%, 10/25/59†	$ 929,054	$ 928,474
Federal National Mortgage Association REMIC, Series 2019-9
3.50%, 06/25/48	751,887	711,697
Federal National Mortgage Association REMIC, Series 2022-65
(Floating, U.S. 30-Day Average SOFR + 0.80%, 0.80% Floor, 6.00% Cap), 4.73%, 09/25/52†	2,063,485	2,027,619
FHLMC Multifamily Structured Pass-Through Certificates, Series K121
1.02%, 10/25/30† IO γ	594,011	35,132
FHLMC Multifamily Structured Pass-Through Certificates, Series K727
2.95%, 07/25/24	3,237,651	3,143,920
FHLMC Multifamily Structured Pass-Through Certificates, Series KIR2
2.75%, 03/25/27	245,295	234,233
FHLMC Structured Agency Credit Risk Debt Notes, Series 2021-DNA2, Class M1
(Floating, U.S. 30-Day Average SOFR + 0.80%), 4.73%, 08/25/33 144A †	170,100	169,598
FHLMC Structured Pass-Through Certificates, Series T-56, Class 3AF
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor, 8.50% Cap), 5.39%, 05/25/43†	322,160	316,023
FHLMC Structured Pass-Through Certificates, Series T-61, Class 1A1
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 3.45%, 07/25/44†	249,456	250,011
Finsbury Square PLC, Series 2020-2A, Class A
(Floating, SONIA Interest Rate + 1.30%), 4.71%, 06/16/70(U) 144A †	524,584	634,841
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA1, Class A1
4.54%, 06/25/34† γ	79,253	73,805
FREMF Mortgage Trust, Series 2013-K31, Class B
3.63%, 07/25/46 144A † γ	105,000	104,046

See Notes to Financial Statements.

	Par	Value
FREMF Mortgage Trust, Series 2015-K45, Class B
3.61%, 04/25/48 144A † γ	$ 250,000	$ 238,916
GCAT Trust, Series 2021-NQM7, Class A1
1.92%, 08/25/66 144A	236,907	208,851
Gemgarto PLC, Series 2021-1A, Class A
(Floating, SONIA Interest Rate + 0.59%), 4.00%, 12/16/67(U) 144A †	1,346,748	1,605,517
Government National Mortgage Association
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 10.00% Cap), 2.88%, 05/20/24†	2,595	2,583
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 2.63%, 07/20/25†	7,076	6,979
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.00% Cap), 2.63%, 08/20/25†	2,252	2,221
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.00% Cap), 1.75%, 11/20/25†	6,627	6,500
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 1.75%, 12/20/26†	14,312	14,144
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.00% Cap), 2.63%, 07/20/27†	332	321
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 10.00% Cap), 1.75%, 10/20/27†	5,535	5,427
8.50%, 10/15/29	14,828	14,856
8.50%, 04/15/30	1,429	1,429
8.50%, 05/15/30	42,097	42,471
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 2.88%, 05/20/30†	10,359	10,142
8.50%, 07/15/30	15,639	15,748
8.50%, 08/15/30	2,654	2,657
8.50%, 11/15/30	2,796	2,796
8.50%, 12/15/30	2,262	2,262
8.50%, 02/15/31	11,505	11,610
Government National Mortgage Association, Series 2007-30
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor, 6.50% Cap), 4.65%, 05/20/37†	49,404	49,053
	Par	Value
Government National Mortgage Association, Series 2011-H08
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 10.50% Cap), 4.44%, 02/20/61†	$ 315,421	$ 313,831
Government National Mortgage Association, Series 2013-H13
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 0.45%, 0.45% Floor, 15.00% Cap), 4.99%, 05/20/63†	750,754	748,325
Government National Mortgage Association, Series 2016-H07
(Floating, ICE LIBOR USD 1M + 0.77%, 0.77% Floor), 4.61%, 02/20/66†	5,217	5,162
Government National Mortgage Association, Series 2016-H22
(Floating, ICE LIBOR USD 1M + 0.77%, 0.77% Floor, 7.50% Cap), 4.61%, 10/20/66†	1,213,358	1,198,675
Government National Mortgage Association, Series 2017-136
3.00%, 03/20/47	91,669	84,667
Government National Mortgage Association, Series 2017-H09
(Floating, ICE LIBOR USD 1Y + 0.75%, 0.75% Floor, 7.50% Cap), 1.97%, 04/20/67†	1,527,751	1,511,407
Government National Mortgage Association, Series 2017-H10
(Floating, ICE LIBOR USD 1Y + 0.75%, 0.75% Floor, 7.50% Cap), 1.97%, 04/20/67†	1,821,170	1,803,320
Government National Mortgage Association, Series 2020-17
2.50%, 10/20/49	80,291	70,165
Government National Mortgage Association, Series 2022-H22
(Floating, U.S. 30-Day Average SOFR + 0.75%, 0.75% Floor, 11.00% Cap), 4.58%, 10/20/72†	1,157,315	1,155,084
GreenPoint Mortgage Funding Trust, Series 2005-AR5, Class 1A1
(Floating, ICE LIBOR USD 1M + 0.54%, 0.54% Floor, 10.50% Cap), 4.93%, 11/25/45†	78,047	70,569
GreenPoint Mortgage Funding Trust, Series 2006-OH1, Class A1
(Floating, ICE LIBOR USD 1M + 0.36%, 0.36% Floor), 4.75%, 01/25/37†	228,898	193,442
GS Mortgage Securities Corporation II, Series 2022-GTWY, Class A
(Floating, CME Term SOFR 1M + 3.40%, 3.19% Floor), 7.74%, 09/15/27 144A †	1,600,000	1,614,594
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
GS Mortgage Securities Corporation Trust, Series 2022-ECI, Class A
(Floating, CME Term SOFR 1M + 2.19%, 2.20% Floor), 6.53%, 08/15/39 144A †	$610,000	$603,341
GS Mortgage Securities Trust, Series 2011-GC5, Class AS
5.15%, 08/10/44 144A † γ	258,667	254,172
GS Mortgage Securities Trust, Series 2013-GC12, Class A3
2.86%, 06/10/46	742,763	738,286
GS Mortgage Securities Trust, Series 2019-GC38, Class A2
3.87%, 02/10/52	373,644	365,439
GS Mortgage-Backed Securities Corporation Trust, Series 2020-PJ4, Class A2
3.00%, 01/25/51 144A † γ	174,303	147,659
GS Mortgage-Backed Securities Corporation Trust, Series 2022-PJ2, Class A4
2.50%, 06/25/52 144A † γ	540,044	436,873
GSR Mortgage Loan Trust, Series 2004-11, Class 5A1
4.10%, 09/25/34† γ	60,518	58,025
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1
3.77%, 09/25/35† γ	33,209	31,188
Hawaii Hotel Trust, Series 2019-MAUI, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 5.47%, 05/15/38 144A †	429,000	417,312
Homeward Opportunities Fund Trust, Series 2022-1, Class A1
(Step to 5.07% on 06/25/23), 5.08%, 07/25/67 144A STEP	151,301	142,799
IndyMac INDX Mortgage Loan Trust, Series 2006-AR12, Class A1
(Floating, ICE LIBOR USD 1M + 0.38%, 0.38% Floor), 4.77%, 09/25/46†	270,932	235,031
IndyMac INDX Mortgage Loan Trust, Series 2007-FLX3, Class A2
(Floating, ICE LIBOR USD 1M + 0.54%, 0.54% Floor), 4.93%, 06/25/37†	99,309	108,448
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class B
3.38%, 01/05/39 144A	145,000	118,446
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class ASB
2.55%, 04/15/46	24,291	24,222
	Par	Value
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class AFX
4.25%, 07/05/33 144A	$ 190,000	$ 177,763
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-MFP, Class A
(Floating, ICE LIBOR USD 1M + 0.96%, 0.96% Floor), 5.28%, 07/15/36 144A †	786,261	763,239
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2021-NYAH, Class A
(Floating, ICE LIBOR USD 1M + 0.76%, 0.76% Floor), 5.08%, 06/15/38 144A †	560,000	543,229
JP Morgan Mortgage Trust, Series 2005-A1, Class 6T1
2.67%, 02/25/35† γ	7,769	7,126
JP Morgan Mortgage Trust, Series 2016-2, Class A1
4.85%, 06/25/46 144A † γ	128,877	118,613
JP Morgan Mortgage Trust, Series 2020-7, Class A3
3.00%, 01/25/51 144A † γ	132,391	109,858
JP Morgan Mortgage Trust, Series 2020-LTV1, Class A11
(Floating, ICE LIBOR USD 1M + 1.00%, 6.00% Cap), 5.04%, 06/25/50 144A †	22,060	21,769
JP Morgan Mortgage Trust, Series 2021-12, Class A11
(Floating, U.S. 30-Day Average SOFR + 0.85%, 5.00% Cap), 4.37%, 02/25/52 144A †	169,509	154,910
JP Morgan Mortgage Trust, Series 2022-INV3, Class A3B
3.00%, 09/25/52 144A † γ	370,095	311,200
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class ASB
3.66%, 09/15/47	135,236	132,329
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class A3
3.50%, 12/15/48	274,329	262,894
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP7, Class A3
3.38%, 09/15/50	1,500,000	1,443,585
KNDL Mortgage Trust, Series 2019-KNSQ, Class A
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor), 5.12%, 05/15/36 144A †	409,000	404,454

See Notes to Financial Statements.

	Par	Value
KNDL Mortgage Trust, Series 2019-KNSQ, Class D
(Floating, ICE LIBOR USD 1M + 1.35%, 1.35% Floor), 5.67%, 05/15/36 144A †	$136,000	$132,664
Life Mortgage Trust, Series 2021-BMR, Class A
(Floating, ICE LIBOR USD 1M + 0.70%, 0.70% Floor), 5.02%, 03/15/38 144A †	982,970	953,058
Luminent Mortgage Trust, Series 2006-7, Class 2A1
(Floating, ICE LIBOR USD 1M + 0.34%, 0.34% Floor, 10.50% Cap), 4.73%, 12/25/36†	252,905	217,251
LUXE Trust, Series 2021-TRIP, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 5.37%, 10/15/38 144A †	519,150	497,336
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 3A1
3.52%, 12/25/33† γ	32,804	31,598
Mello Mortgage Capital Acceptance, Series 2022-INV2, Class A3
3.00%, 04/25/52 144A † γ	446,829	375,166
MF1, Series 2021-W10, Class A
(Floating, CME Term SOFR 1M + 1.07%, 1.07% Floor), 5.41%, 12/15/34 144A †	110,000	103,295
MFA Trust, Series 2021-INV2, Class A1
1.91%, 11/25/56 144A	277,826	228,530
MFA Trust, Series 2021-RPL1, Class A1
1.13%, 07/25/60 144A	816,716	720,016
MHC Commercial Mortgage Trust, Series 2021-MHC, Class A
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor), 5.12%, 04/15/38 144A †	480,000	466,216
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class ASB
3.82%, 10/15/46	89,654	89,313
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class A3
3.77%, 11/15/46	484,630	476,628
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class AAB
2.66%, 05/15/46	3,968	3,960
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C15, Class A4
4.05%, 04/15/47	285,000	279,320
	Par	Value
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class ASB
3.62%, 10/15/47	$ 149,994	$ 147,666
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB
3.04%, 04/15/48	790,991	769,166
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A4
3.73%, 05/15/48	955,000	909,523
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class A5
3.64%, 10/15/48	535,000	508,097
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class XA
0.65%, 12/15/49† IO γ	1,796,577	37,382
Morgan Stanley Capital I Trust, Series 2021-230P, Class A
(Floating, ICE LIBOR USD 1M + 1.17%, 1.17% Floor), 5.49%, 12/15/23 144A †	1,000,000	954,748
MTN Commercial Mortgage Trust, Series 2022-LPFL, Class A
(Floating, CME Term SOFR 1M + 1.40%, 1.40% Floor), 5.73%, 03/15/39 144A †	590,000	575,340
Natixis Commercial Mortgage Securities Trust, Series 2022-RRI, Class A
(Floating, CME Term SOFR 1M + 1.82%, 1.82% Floor), 6.16%, 03/15/35 144A †	1,700,000	1,655,387
New Residential Mortgage Loan Trust, Series 2017-3A, Class A1
4.00%, 04/25/57 144A	1,933,225	1,835,042
New Residential Mortgage Loan Trust, Series 2017-4A, Class A1
4.00%, 05/25/57 144A † γ	572,088	534,653
New Residential Mortgage Loan Trust, Series 2018-1A, Class A1A
4.00%, 12/25/57 144A † γ	862,514	813,192
New Residential Mortgage Loan Trust, Series 2019-RPL3, Class A1
2.75%, 07/25/59 144A	963,620	900,591
New Residential Mortgage Loan Trust, Series 2020-1A, Class A1B
3.50%, 10/25/59 144A † γ	421,601	390,598
New Residential Mortgage Loan Trust, Series 2020-RPL1, Class A1
2.75%, 11/25/59 144A	1,193,428	1,094,470
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Oaktown Re VII, Ltd., Series 2021-2, Class M1A
(Floating, U.S. 30-Day Average SOFR + 1.60%, 1.60% Floor), 5.53%, 04/25/34 144A †	$ 700,000	$ 675,948
OBX Trust, Series 2020-EXP3, Class 2A1B
(Floating, ICE LIBOR USD 1M + 0.90%), 5.29%, 01/25/60 144A †	450,000	437,656
OBX Trust, Series 2022-INV3, Class A1
3.00%, 02/25/52 144A † γ	201,733	169,379
ONE Mortgage Trust, Series 2021-PARK, Class A
(Floating, CME Term SOFR 1M + 0.81%, 0.81% Floor), 5.15%, 03/15/36 144A †	1,900,000	1,812,020
One New York Plaza Trust, Series 2020-1NYP, Class A
(Floating, ICE LIBOR USD 1M + 0.95%, 0.95% Floor), 5.27%, 01/15/36 144A †	240,000	226,872
PRKCM Trust, Series 2021-AFC2, Class A1
2.07%, 11/25/56 144A	315,332	263,230
Radnor RE, Ltd., Series 2021-2, Class M1A
(Floating, U.S. 30-Day Average SOFR + 1.85%, 1.85% Floor), 5.78%, 11/25/31 144A †	317,930	310,636
Residential Mortgage Securities 32 PLC, Class A
(Floating, SONIA Interest Rate + 1.25%), 4.68%, 06/20/70(U) 144A †	657,672	790,659
Resimac Bastille Trust, Series 2021-2NCA, Class A1A
(Floating, ICE LIBOR USD 1M + 0.65%), 5.02%, 02/03/53 144A †	812,396	806,432
RFMSI Trust, Series 2003-S9, Class A1
6.50%, 03/25/32	4,126	3,960
Seasoned Credit Risk Transfer Trust Series, Series 2019-4, Class MA
3.00%, 02/25/59	588,876	546,621
Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA
3.50%, 11/25/57	218,627	208,029
Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA
3.50%, 08/25/57	264,862	251,649
Sequoia Mortgage Trust, Series 2017-CH1, Class A2
3.50%, 08/25/47 144A	26,893	24,714
SG Residential Mortgage Trust, Series 2022-2, Class A1
(Step to 5.35% on 06/25/23), 5.35%, 08/25/62 144A STEP	127,686	124,027
	Par	Value
STACR Trust, Series 2018-HRP1, Class M2
(Floating, ICE LIBOR USD 1M + 1.65%), 6.04%, 04/25/43 144A †	$ 255,270	$ 254,948
Starwood Mortgage Residential Trust, Series 2020-3, Class A1
1.49%, 04/25/65 144A	179,842	165,470
Starwood Mortgage Residential Trust, Series 2020-INV1, Class A1
1.03%, 11/25/55 144A	122,005	112,853
Stratton Mortgage Funding, Series 2021-2A, Class A
(Floating, SONIA Interest Rate + 0.90%), 3.83%, 07/20/60(U) 144A †	218,790	262,278
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor), 4.69%, 09/25/34†	39,359	33,938
Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A1
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 11.00% Cap), 4.84%, 07/19/35†	23,215	20,495
Structured Asset Mortgage Investments II Trust, Series 2005-AR8, Class A1A
(Floating, ICE LIBOR USD 1M + 0.56%, 0.56% Floor, 10.50% Cap), 4.95%, 02/25/36†	141,692	109,639
STWD Mortgage Trust, Series 2021-HTS, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 5.37%, 04/15/34 144A †	1,700,000	1,646,360
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class A
(Floating, CME Term SOFR 1M + 2.19%, 2.19% Floor), 6.52%, 05/15/37 144A †	210,000	204,457
TBW Mortgage-Backed Trust, Series 2007-2, Class A6A
(Step to 4.28% on 02/25/23), 6.51%, 07/25/37 STEP	171,077	68,079
Towd Point Mortgage Funding PLC, Series 2019-GR4A, Class A1
(Floating, SONIA Interest Rate + 1.14%), 4.07%, 10/20/51(U) 144A †	839,067	1,012,025
Towd Point Mortgage Funding, Series 2019-A13A, Class A1
(Floating, SONIA Interest Rate + 0.90%), 3.83%, 07/20/45(U) 144A †	1,746,368	2,082,020

See Notes to Financial Statements.

	Par	Value
Towd Point Mortgage Trust, Series 2020-1, Class A1
2.71%, 01/25/60 144A † γ	$ 550,194	$ 507,359
Towd Point Mortgage Trust, Series 2020-2, Class A1A
1.64%, 04/25/60 144A	1,684,637	1,485,043
Towd Point Mortgage Trust, Series 2021-SJ2, Class A1A
2.25%, 12/25/61 144A	843,628	776,110
TPGI Trust, Series 2021-DGWD, Class A
(Floating, ICE LIBOR USD 1M + 0.70%, 0.70% Floor), 5.02%, 06/15/26 144A †	450,000	434,120
Trinity Square PLC, Series 2021-1A, Class A
(Floating, SONIA Interest Rate + 0.85%), 3.73%, 07/15/59(U) 144A †	1,008,066	1,205,779
TTAN, Series 2021-MHC, Class A
(Floating, ICE LIBOR USD 1M + 0.85%, 0.85% Floor), 5.17%, 03/15/38 144A †	296,049	287,174
UBS Commercial Mortgage Trust, Series 2019-C16, Class ASB
3.46%, 04/15/52	540,000	503,012
Uniform Mortgage Backed Securities
02/01/53	700,000	674,598
Verus Securitization Trust, Series 2021-6, Class A1
1.63%, 10/25/66 144A	978,375	795,576
Verus Securitization Trust, Series 2022-1, Class A1
(Step to 3.72% on 02/25/26), 2.72%, 01/25/67 144A STEP	159,134	139,294
Verus Securitization Trust, Series 2022-3, Class A1
(Step to 4.11% on 03/25/23), 4.13%, 02/25/67 144A STEP	404,636	384,412
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2002-AR6, Class A
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 3.45%, 06/25/42†	2,459	2,214
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2003-AR8, Class A
4.16%, 08/25/33† γ	69,927	66,343
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR2, Class 2A1A
(Floating, ICE LIBOR USD 1M + 0.62%, 0.62% Floor, 10.50% Cap), 5.01%, 01/25/45†	101,657	97,572
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR19, Class 1A
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.74%, 0.74% Floor), 2.79%, 01/25/47†	143,945	125,555
	Par	Value
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR5, Class A12A
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.98%, 0.98% Floor), 3.03%, 06/25/46†	$ 280,649	$ 259,177
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY1, Class 1A1
2.84%, 02/25/37† γ	112,552	96,420
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY5, Class 2A1
3.35%, 05/25/37† γ	153,652	120,525
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA5, Class A1B
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.84%, 0.84% Floor), 2.89%, 05/25/47†	37,820	4,908
Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A4
3.17%, 02/15/48	500,000	475,844
Wells Fargo Commercial Mortgage Trust, Series 2015-C27, Class A5
3.45%, 02/15/48	435,000	414,427
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class A6FL
(Floating, ICE LIBOR USD 1M + 1.55%, 1.55% Floor), 5.88%, 01/15/59 144A †	2,000,000	1,941,480
Wells Fargo Mortgage Backed Securities Trust, Series 2020-RR1, Class A1
3.00%, 05/25/50 144A † γ	72,818	61,411
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class ASB
3.39%, 08/15/47	187,979	185,364
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class ASB
3.52%, 03/15/47	129,506	128,359
Total Mortgage-Backed Securities (Cost $130,390,722)		122,836,829
MUNICIPAL BONDS — 0.1%
California State Earthquake Authority, Revenue Bond, Series B
1.48%, 07/01/23	315,000	309,714
Hawaii State, General Obligation, Series GB
0.80%, 10/01/24	1,000,000	937,703
Total Municipal Bonds (Cost $1,315,000)		1,247,417
U.S. TREASURY OBLIGATIONS — 31.9%
U.S. Treasury Bills
4.10%, 02/16/23Ω ‡‡	10,000	9,950
4.06%, 03/02/23Ω ‡‡	19,000	18,870
4.11%, 03/09/23Ω ‡‡	20,000	19,847
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
4.19%, 03/23/23Ω ‡‡	$ 162,000	$ 160,494
4.38%, 11/30/23Ω	17,000,000	16,300,533
		16,509,694
U.S. Treasury Bonds
1.75%, 08/15/41‡‡	3,000,000	2,069,707
U.S. Treasury Inflationary Indexed Bonds
0.63%, 01/15/24	3,218,569	3,151,492
U.S. Treasury Notes
0.88%, 01/31/24	40,425,000	38,800,105
1.50%, 02/29/24	24,510,000	23,638,267
0.25%, 03/15/24	1,606,100	1,523,505
2.50%, 04/30/24	1,855,000	1,802,973
3.25%, 08/31/24	4,151,000	4,066,683
4.25%, 09/30/24	2,695,000	2,682,578
4.38%, 10/31/24	7,390,000	7,372,968
0.75%, 11/15/24	55,122,000	51,489,547
1.00%, 12/15/24‡‡	12,600,000	11,801,180
1.13%, 01/15/25	3,785,000	3,544,741
1.50%, 02/15/25	20,296,000	19,118,673
2.63%, 04/15/25	7,245,000	6,979,539
2.75%, 05/15/25	11,930,000	11,514,314
2.88%, 06/15/25	6,480,000	6,268,388
3.00%, 07/15/25	32,250,000	31,264,863
3.13%, 08/15/25	20,575,000	19,993,917
3.50%, 09/15/25	15,505,000	15,209,436
4.25%, 10/15/25	2,630,000	2,630,411
4.50%, 11/15/25	12,409,000	12,495,281
	Par	Value
4.00%, 12/15/25	$20,700,000	$ 20,588,414
		292,785,783
Total U.S. Treasury Obligations (Cost $320,488,988)		314,516,676

	Shares
MONEY MARKET FUNDS — 2.9%
GuideStone Money Market Fund, 3.97% (Institutional Class)Ø ∞	21,269,503	21,269,503
Northern Institutional Liquid Assets Portfolio (Shares), 4.31%Ø §	6,866,935	6,866,935
Northern Institutional U.S. Government Portfolio (Shares), 3.73%Ø	595,186	595,186
Total Money Market Funds (Cost $28,731,624)		28,731,624
TOTAL INVESTMENTS —100.2% (Cost $1,025,971,049)		987,248,889

	Par
TBA SALE COMMITMENT — (0.1)%
Uniform Mortgage Backed Securities 4.50%, 01/01/53 TBA (Proceeds $(682,445))	(700,000)	(674,515)
Liabilities in Excess of Other Assets — (0.1)%		(1,117,930)
NET ASSETS — 100.0%		$985,456,444

Futures Contracts outstanding at December 31, 2022:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
Euro-Bobl	03/2023	(45)	$ (5,575,707)	$171,146
Euro-Bund	03/2023	(1)	(142,295)	8,758
Euro-Schatz	03/2023	(15)	(1,692,703)	19,348
10-Year Japanese Treasury Bond	03/2023	(6)	(6,650,107)	98,497
10-Year U.S. Treasury Note	03/2023	2	224,594	(1,367)
U.S. Treasury Long Bond	03/2023	(13)	(1,629,469)	7,277
Ultra 10-Year U.S. Treasury Note	03/2023	(135)	(15,967,969)	75,936
Ultra Long U.S. Treasury Bond	03/2023	(34)	(4,566,625)	30,571
2-Year U.S. Treasury Note	03/2023	1,139	233,583,985	33,298
5-Year U.S. Treasury Note	03/2023	(695)	(75,011,134)	100,613
3-Month CME SOFR	09/2023	507	120,463,200	(46,631)
3-Month CME SOFR	09/2024	(187)	(44,987,525)	113,824
Total Futures Contracts outstanding at December 31, 2022			$198,048,245	$611,270

See Notes to Financial Statements.

Forward Foreign Currency Contracts outstanding at December 31, 2022:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/15/23	U.S. Dollars	855,433	Canadian Dollars	1,109,000	HSBC	$ 35,898
01/10/23	Euro	6,099,000	U.S. Dollars	6,501,823	BAR	31,601
01/10/23	Japanese Yen	96,200,000	U.S. Dollars	707,670	MSCS	26,361
03/15/23	Euro	458,000	U.S. Dollars	489,535	RBS	3,246
03/15/23	Canadian Dollars	652,000	U.S. Dollars	478,974	HSBC	2,844
02/28/23	U.S. Dollars	1,108,910	Canadian Dollars	1,500,000	HSBC	608
Subtotal Appreciation						$ 100,558
01/10/23	U.S. Dollars	4,030,651	Canadian Dollars	5,458,361	HSBC	$ (835)
03/15/23	Canadian Dollars	228,000	U.S. Dollars	169,808	HSBC	(1,320)
03/15/23	U.S. Dollars	274,290	Canadian Dollars	374,000	TD	(2,091)
01/09/23	U.S. Dollars	366,530	Canadian Dollars	500,000	HSBC	(2,763)
01/10/23	British Pounds	288,000	U.S. Dollars	351,924	BAR	(3,646)
01/09/23	U.S. Dollars	2,052,705	Canadian Dollars	2,800,000	JPM	(15,334)
01/10/23	U.S. Dollars	11,726,285	British Pound	9,711,000	JPM	(17,212)
01/10/23	U.S. Dollars	774,229	Japanese Yen	105,400,000	JPM	(30,000)
03/15/23	U.S. Dollars	11,656,242	Euro	10,928,000	MSCS	(101,625)
01/10/23	U.S. Dollars	6,401,610	Euro	6,108,000	HSBC	(141,455)
02/16/23	U.S. Dollars	8,611,300	Australian Dollars	12,837,000	HSBC	(145,848)
03/20/23	U.S. Dollars	9,558,105	Japanese Yen	1,290,000,000	JPM	(377,600)
01/06/23	U.S. Dollars	5,555,895	Japanese Yen	790,000,000	UBS	(468,651)
Subtotal Depreciation						$(1,308,380)
Total Forward Foreign Currency Contracts outstanding at December 31, 2022						$(1,207,822)
Swap Agreements outstanding at December 31, 2022:
Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Sovereign Issuers—Buy Protection
Peoples Republic of China, 7.5% due 10/28/27 (Pay Quarterly)	(1.00)%	6/20/2024	MSCS	USD	1,600,000	$(15,445)	$(35,993)	$20,548
						$(15,445)	$(35,993)	$20,548

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Credit Indexes—Buy Protection
Markit CDX.NA.IG.37 Index (Pay Quarterly)	(1.00)%	12/20/2026	USD	24,800,000	$(281,890)	$(605,301)	$323,411
Subtotal Appreciation					$(281,890)	$(605,301)	$323,411
Markit CDX.NA.IG.38 Index (Pay Quarterly)	(1.00)%	12/20/2027	USD	13,100,000	$(108,773)	$ (93,434)	$ (15,339)
Markit CDX.NA.IG.39 Index (Pay Quarterly)	(1.00)%	12/20/2027	USD	3,490,000	(28,979)	(3,442)	(25,537)
Subtotal Depreciation					$(137,752)	$ (96,876)	$ (40,876)
Net Centrally Cleared Credit Default Swaps on Credit Indexes—Buy Protection outstanding at December 31, 2022					$(419,642)	$(702,177)	$282,535

See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swaps
1-Month LIBOR + .0975% (Quarterly)	3-Month LIBOR (Quarterly)	1/13/2023	USD	14,200,000	$ 241	$ —	$ 241
1-Month LIBOR + .098% (Quarterly)	3-Month LIBOR (Quarterly)	1/13/2023	USD	10,800,000	178	—	178
Subtotal Appreciation					$ 419	$ —	$ 419
Centrally Cleared Interest Rate Swaps
1-Day SOFR (Annually)	2.71% (Annually)	3/31/2024	USD	97,600,000	$(2,592,255)	$ —	$(2,592,255)
Subtotal Depreciation					$(2,592,255)	$ —	$(2,592,255)
Net Centrally Cleared Interest Rate Swaps outstanding at December 31, 2022					$(2,591,836)	$ —	$(2,591,836)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 41,116,318	$ —	$ 41,116,318	$ —
Asset-Backed Securities	168,445,236	—	168,445,236	—
Certificates Of Deposit	2,779,308	—	2,779,308	—
Commercial Paper	4,299,151	—	4,299,151	—
Corporate Bonds	174,741,918	—	174,741,918	—
Foreign Bonds	128,534,412	—	128,534,412	—
Money Market Funds	28,731,624	28,731,624	—	—
Mortgage-Backed Securities	122,836,829	—	122,836,829	—
Municipal Bonds	1,247,417	—	1,247,417	—
U.S. Treasury Obligations	314,516,676	—	314,516,676	—
Total Assets - Investments in Securities	$987,248,889	$28,731,624	$958,517,265	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 100,558	$ —	$ 100,558	$ —
Futures Contracts	659,268	659,268	—	—
Swap Agreements	344,378	—	344,378	—
Total Assets - Other Financial Instruments	$ 1,104,204	$ 659,268	$ 444,936	$ —

See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
TBA Sale Commitment	$ (674,515)	$ —	$ (674,515)	$ —
Total Liabilities - Investments in Securities	$ (674,515)	$ —	$ (674,515)	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$(1,308,380)	$ —	$(1,308,380)	$ —
Futures Contracts	(47,998)	(47,998)	—	—
Swap Agreements	(2,633,131)	—	(2,633,131)	—
Total Liabilities - Other Financial Instruments	$(3,989,509)	$(47,998)	$(3,941,511)	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
See Notes to Financial Statements.

Medium-Duration Bond Fund (Unaudited)
The Fund invested in a diversified portfolio composed primarily of investment grade fixed income securities with a dollar-weighted effective duration (a calculation that measures the sensitivity of a bond or bond fund to changes in interest rates taking into account embedded options and floating interest rates) that normally varies, in years, between +/- 30% of the duration of the Fund’s benchmark index, the Bloomberg US Aggregate Bond Index. The average dollar-weighted effective duration at the end of 2022 was 6.06 years. The Investor Class of the Fund underperformed its benchmark for the one-year period ended December 31, 2022 (-14.89% versus -13.01%).
The Fund maintained an overweight to credit and exposure to local currency emerging markets debt throughout the year. Both sectors detracted from performance as rates rose in the more duration sensitive credit sector and idiosyncratic stories, namely Russia, plagued emerging markets debt exposure. Credit spreads also widened on a year-over-year basis providing an additional headwind to the sector. Emerging markets debt and currencies broadly lagged in 2022, as inflation and growth fears sparked underperformance in relative terms. Tactical U.S. yield curve positioning was a detractor as well with the Fund maintaining exposure to the longer end of the curve for the first part of the year.
Other strategies involving derivatives were utilized during 2022. U.S. Treasury futures contracts, options on U.S. Treasuries, interest rate futures, interest rate swaps and basis swaps were used for the common purposes of managing both U.S. and non-U.S. duration, implementing yield curve positioning strategies and expressing cross-sector views. Overall, on a net basis, these positions detracted from performance. In an effort to better manage credit risks, credit default swaps were utilized on a limited basis and were a detractor from performance. Currency forward and futures contracts were included in the Fund to hedge foreign currency risk and to express active currency views and, in aggregate, detracted from performance. Swaptions were also used to manage portfolio duration along with credit risk and contributed to relative performance.
During the year, the Fund remained focused on its objective of seeking maximum total return consistent with preservation of capital.
This Fund may be suitable for investors who have a short- to medium-term investment horizon, seek higher returns than those offered by a shorter maturity bond fund, can accept some short-term fluctuations in account value and want to diversify their portfolio with a fixed income investment option. This Fund is subject to interest rate risk, meaning, when interest rates rise, the value of the existing fixed income securities decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser or sub-advisers misjudge current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater risks than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged, so small changes in value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.

See Notes to Financial Statements.

Medium-Duration Bond Fund (Unaudited)
At December 31, 2022, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Mortgage-Backed Securities	41.4
Corporate Bonds	26.4
U.S. Treasury Obligations	16.3
Repurchase Agreements	10.0
Foreign Bonds	9.9
Asset-Backed Securities	8.8
Money Market Funds	5.3
Agency Obligations	1.6
Loan Agreements	0.8
Municipal Bonds	0.6
Commercial Paper	0.6
Purchased Options	—**
Financials	—**
Written Options	(0.1)
TBA Sale Commitments	(2.7)
118.9
**Rounds to less than 0.05%

Average Annual Total Returns as of 12/31/22
	Institutional Class*	Investor Class*	Benchmark**
One Year	(14.61%)***	(14.89%)	(13.01%)
Five Year	(0.02%)	(0.30%)	0.02%
Ten Year	1.11%	0.86%	1.06%
Since Inception	3.83%	3.67%	3.46%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2022 Prospectus)(1)	0.39%	0.65%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
See Notes to Financial Statements.

Medium-Duration Bond Fund (Unaudited)

Investor Class*
Benchmark Index**
$13,500
$13,000
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
$11,108

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2012 to December 31, 2022, with all dividends and capital gains reinvested, with the Bloomberg US Aggregate Bond Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
***Total returns may differ from the financial highlights due to adjustments required by U.S. GAAP.

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS
December 31, 2022
	Par	Value
AGENCY OBLIGATIONS — 1.6%
Federal Farm Credit Banks Funding Corporation
2.90%, 04/12/32	$2,640,000	$ 2,374,006
3.30%, 05/19/32	1,310,000	1,214,983
2.85%, 03/28/34	2,880,000	2,529,094
1.70%, 04/23/35	3,800,000	2,788,525
3.08%, 03/30/37	1,770,000	1,486,610
Federal Home Loan Bank Discount Notes
4.41%, 02/28/23Ω	1,660,000	1,648,648
Federal Home Loan Mortgage Corporation
0.65%, 10/22/25	7,100,000	6,379,936
0.65%, 10/27/25	7,200,000	6,467,809
0.80%, 10/28/26‡‡	7,200,000	6,288,446
Federal National Mortgage Association
6.63%, 11/15/30	670,000	788,144
Tennessee Valley Authority
3.50%, 12/15/42	500,000	418,171
Tennessee Valley Authority Principal Strip
2.28%, 04/01/56Ω	1,000,000	187,058
Total Agency Obligations (Cost $36,851,327)		32,571,430
ASSET-BACKED SECURITIES — 8.8%
522 Funding CLO, Ltd., Series 2020-6A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.15%, 1.15% Floor), 5.47%, 10/23/34 144A †	1,110,000	1,072,276
ABPCI Direct Lending Fund CLO X LP, Series 2020-10A, Class A1A
(Floating, ICE LIBOR USD 3M + 1.95%, 1.95% Floor), 6.19%, 01/20/32 144A †	970,000	955,804
ACE Securities Corporation Home Equity Loan Trust, Series 2007-ASP1, Class A2B
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor), 4.79%, 03/25/37†	2,328,102	938,185
Alaska Airlines Pass-Through Trust, Series 2020-1, Class A
4.80%, 08/15/27 144A Δ	1,433,480	1,368,427
Aligned Data Centers Issuer LLC, Series 2021-1A, Class A2
1.94%, 08/15/46 144A	900,000	771,260
American Airlines Pass-Through Trust, Series 2013-1, Class A
4.00%, 07/15/25	654,727	569,064
American Airlines Pass-Through Trust, Series 2017-2, Class AA
3.35%, 10/15/29	1,588,545	1,377,512
	Par	Value
American Airlines Pass-Through Trust, Series 2021-1, Class A
2.88%, 07/11/34	$2,300,000	$1,862,413
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-R10, Class M3
(Floating, ICE LIBOR USD 1M + 0.68%, 0.68% Floor), 5.06%, 01/25/36†	2,501,178	2,438,722
AMMC CLO XI, Ltd., Series 2012-11A, Class A1R2
(Floating, ICE LIBOR USD 3M + 1.01%), 5.42%, 04/30/31 144A †	710,000	697,972
Apidos CLO XXIII, Series 2015-23A, Class AR
(Floating, ICE LIBOR USD 3M + 1.22%, 1.22% Floor), 5.30%, 04/15/33 144A †	1,500,000	1,475,416
Apidos CLO XXXV, Series 2021-35A, Class A
(Floating, ICE LIBOR USD 3M + 1.05%, 1.05% Floor), 5.29%, 04/20/34 144A †	540,000	525,938
Arbor Realty Commercial Real Estate Notes, Ltd., Series 2022-FL1, Class A
(Floating, U.S. 30-Day Average SOFR + 1.45%, 1.45% Floor), 5.26%, 01/15/37 144A †	1,500,000	1,461,702
Arbys Funding LLC, Series 2020-1A, Class A2
3.24%, 07/30/50 144A	1,368,500	1,161,613
Ballyrock CLO, Ltd., Series 2018-1A, Class C
(Floating, ICE LIBOR USD 3M + 3.15%), 7.39%, 04/20/31 144A †	750,000	669,021
Ballyrock CLO, Ltd., Series 2019-2A, Class A1BR
(Floating, ICE LIBOR USD 3M + 1.20%, 1.20% Floor), 5.88%, 11/20/30 144A †	490,000	478,459
Barings Loan Partners CLO, Ltd., Series LP-3A, Class B
(Floating, CME Term SOFR 3M + 3.05%, 3.05% Floor), 5.61%, 07/20/33 144A †	1,000,000	997,531
Basswood Park CLO, Ltd., Series 2021-1A, Class A
(Floating, ICE LIBOR USD 3M + 1.00%, 1.00% Floor), 5.24%, 04/20/34 144A †	1,500,000	1,458,219
BCRED MML CLO LLC, Series 2022-1A, Class A1
(Floating, CME Term SOFR 3M + 1.65%, 1.65% Floor), 5.61%, 04/20/35 144A †	820,000	790,836
Bear Stearns Asset Backed Securities Trust, Series 2007-SD1, Class 1A2A
6.00%, 10/25/36	791,910	434,294

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Bear Stearns Asset Backed Securities Trust, Series 2007-SD1, Class 1A3A
6.50%, 10/25/36	$2,036,576	$1,106,780
BlueMountain CLO XXVIII, Ltd., Series 2021-28A, Class A
(Floating, ICE LIBOR USD 3M + 1.26%, 1.26% Floor), 5.34%, 04/15/34 144A †	400,000	390,376
BlueMountain CLO, Ltd., Series 2013-2A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.18%), 5.50%, 10/22/30 144A †	2,313,710	2,285,367
BSPRT Issuer, Ltd., Series 2022-FL9, Class B
(Floating, CME Term SOFR 1M + 3.37%, 3.37% Floor), 7.70%, 07/15/39 144A †	2,000,000	1,945,482
Carrington Mortgage Loan Trust, Series 2005-OPT2, Class M4
(Floating, ICE LIBOR USD 1M + 0.98%, 0.98% Floor), 5.36%, 05/25/35†	112,712	112,616
Carrington Mortgage Loan Trust, Series 2006-NC5, Class A3
(Floating, ICE LIBOR USD 1M + 0.15%, 0.15% Floor, 14.50% Cap), 4.54%, 01/25/37†	1,190,440	1,009,628
Carvana Auto Receivables Trust, Series 2022-P2, Class A2
3.33%, 07/10/25	1,470,370	1,459,115
Cayuga Park CLO, Ltd., Series 2020-1A, Class AR
(Floating, ICE LIBOR USD 3M + 1.12%, 1.12% Floor), 5.20%, 07/17/34 144A †	790,000	767,320
Cedar Funding V CLO, Ltd., Series 2016-5A, Class AFRR
1.94%, 07/17/31 144A	560,000	519,604
Cerberus Loan Funding XXXII LP, Series 2021-2A, Class A
(Floating, ICE LIBOR USD 3M + 1.62%, 1.62% Floor), 5.70%, 04/22/33 144A †	1,000,000	962,885
Cerberus Loan Funding XXXIII LP, Series 2021-3A, Class A
(Floating, ICE LIBOR USD 3M + 1.56%, 1.56% Floor), 5.64%, 07/23/33 144A †	1,250,000	1,200,422
CF Hippolyta Issuer LLC, Series 2022-1A, Class A2
6.11%, 08/15/62 144A	1,726,803	1,630,891
CIFC Funding, Ltd., Series 2022-3A, Class A
(Floating, CME Term SOFR 3M + 1.41%, 1.41% Floor), 5.40%, 04/21/35 144A †	1,250,000	1,226,407
Citigroup Mortgage Loan Trust, Series 2006-WF1, Class A1
(Step to 5.03% on 02/25/23), 5.03%, 03/25/36 STEP	2,102,755	1,070,924
	Par	Value
CLI Funding VI LLC, Series 2020-3A, Class A
2.07%, 10/18/45 144A	$ 74,500	$ 64,860
CLI Funding VIII LLC, Series 2021-1A, Class A
1.64%, 02/18/46 144A	808,817	691,845
CLI Funding VIII LLC, Series 2022-1A, Class A1
2.72%, 01/18/47 144A	229,533	195,779
Credit Suisse European Mortgage Capital, Ltd., Series 2019-1OTF, Class A
(Floating, ICE LIBOR USD 3M + 2.90%), 7.31%, 08/09/24 144A †	940,000	919,860
CVS Pass-Through Trust
6.94%, 01/10/30	440,908	449,676
CWABS, Inc. Asset-Backed Certificates, Series 2004-1, Class M1
(Floating, ICE LIBOR USD 1M + 0.75%, 0.75% Floor), 5.14%, 03/25/34†	70,863	69,122
CWHEQ Revolving Home Equity Loan Trust, Series 2005-F, Class 2A
(Floating, ICE LIBOR USD 1M + 0.24%, 0.24% Floor, 16.00% Cap), 4.56%, 12/15/35†	19,073	18,302
DB Master Finance LLC, Series 2019-1A, Class A23
4.35%, 05/20/49 144A	1,257,750	1,150,226
Domino's Pizza Master Issuer LLC, Series 2019-1A, Class A2
3.67%, 10/25/49 144A	1,313,848	1,138,414
Dryden 75 CLO, Ltd., Series 2019-75A, Class AR2
(Floating, ICE LIBOR USD 3M + 1.04%, 1.04% Floor), 5.12%, 04/15/34 144A †	250,000	242,811
Dryden 77 CLO, Ltd., Series 2020-77A, Class AR
(Floating, ICE LIBOR USD 3M + 1.12%, 1.12% Floor), 5.80%, 05/20/34 144A †	6,500,000	6,316,758
Dryden 87 CLO, Ltd., Series 2021-87A, Class A1
(Floating, ICE LIBOR USD 3M + 1.10%, 1.10% Floor), 5.78%, 05/20/34 144A †	480,000	468,632
ECMC Group Student Loan Trust, Series 2017-1A, Class A
(Floating, ICE LIBOR USD 1M + 1.20%), 5.59%, 12/27/66 144A †	726,718	703,711
Elmwood CLO 19, Ltd., Series 2022-6A, Class B1
(Floating, CME Term SOFR 3M + 3.05%, 3.05% Floor), 6.67%, 10/17/34 144A †	1,000,000	999,368

See Notes to Financial Statements.

	Par	Value
Elmwood CLO IV, Ltd., Series 2020-1A, Class A
(Floating, ICE LIBOR USD 3M + 1.24%, 1.24% Floor), 5.32%, 04/15/33 144A †	$2,550,000	$2,511,132
Federal National Mortgage Association Grantor Trust, Series 2017-T1
2.90%, 06/25/27	99,394	92,906
Financial Asset Securities Corporation AAA Trust, Series 2005-1A, Class 1A3B
(Floating, ICE LIBOR USD 1M + 0.41%, 0.41% Floor), 4.80%, 02/27/35 144A †	317,085	294,082
FirstKey Homes Trust, Series 2020-SFR2, Class F3
3.37%, 10/19/37 144A	150,000	130,456
FirstKey Homes Trust, Series 2020-SFR2, Class G1
4.00%, 10/19/37 144A	250,000	220,273
FirstKey Homes Trust, Series 2020-SFR2, Class G2
4.50%, 10/19/37 144A	250,000	222,721
FirstKey Homes Trust, Series 2022-SFR3, Class B
4.50%, 07/17/26 144A	1,500,000	1,401,985
FORT CRE Issuer LLC, Series 2022-FL3, Class A
(Floating, U.S. 30-Day Average SOFR + 1.85%, 1.85% Floor), 5.76%, 02/23/39 144A †	1,250,000	1,203,840
Fortress Credit Bsl X, Ltd., Series 2021-1A, Class A
(Floating, ICE LIBOR USD 3M + 1.47%, 1.47% Floor), 5.71%, 04/20/33 144A †	2,190,000	2,137,229
Fortress Credit BSL XV, Ltd., Series 2022-2A, Class B
(Floating, CME Term SOFR 3M + 3.00%, 3.00% Floor), 7.35%, 10/18/33 144A †	1,250,000	1,244,250
FS Rialto Issuer LLC, Series 2022-FL5, Class AS
(Floating, CME Term SOFR 1M + 2.87%, 2.87% Floor), 7.20%, 06/19/37 144A †	1,800,000	1,792,273
FS Rialto Issuer LLC, Series 2022-FL5, Class B
(Floating, CME Term SOFR 1M + 3.37%, 3.37% Floor), 7.70%, 06/19/27 144A †	550,000	547,431
FS Rialto Issuer LLC, Series 2022-FL6, Class AS
(Floating, CME Term SOFR 1M + 3.13%, 3.13% Floor), 7.46%, 08/17/37 144A †	1,000,000	997,761
FS Rialto Issuer LLC, Series 2022-FL6, Class B
(Floating, CME Term SOFR 1M + 3.63%, 3.63% Floor), 7.96%, 08/17/37 144A †	1,000,000	974,445
	Par	Value
FS Rialto Issuer LLC, Series 2022-FL7, Class B
(Floating, CME Term SOFR 1M + 3.91%, 3.91% Floor), 7.82%, 10/19/39 144A †	$ 650,000	$ 646,673
GLS Auto Receivables Issuer Trust, Series 2022-1A, Class A
1.98%, 08/15/25 144A	973,776	960,453
GM Financial Consumer Automobile Receivables Trust, Series 2022-2, Class A2
2.52%, 05/16/25	1,629,111	1,611,403
GoldenTree Loan Opportunities IX, Ltd., Series 2014-9A, Class AR2
(Floating, ICE LIBOR USD 3M + 1.11%, 1.11% Floor), 5.52%, 10/29/29 144A †	942,534	935,216
Golub Capital Partners CLO 16, Ltd., Series 2013-16A, Class A1R2
(Floating, ICE LIBOR USD 3M + 1.61%, 1.61% Floor), 5.97%, 07/25/33 144A †	2,450,000	2,351,823
Golub Capital Partners CLO 25M, Ltd., Series 2015-25A, Class AR
(Floating, ICE LIBOR USD 3M + 1.38%, 1.38% Floor), 5.91%, 05/05/30 144A †	449,835	442,471
Golub Capital Partners CLO 36M, Ltd., Series 2018-36A, Class A
(Floating, ICE LIBOR USD 3M + 1.30%), 5.83%, 02/05/31 144A †	2,500,000	2,450,013
GoodLeap Sustainable Home Solutions Trust, Series 2021-3CS, Class A
2.10%, 05/20/48 144A	1,961,527	1,402,832
GoodLeap Sustainable Home Solutions Trust, Series 2022-2CS, Class A
4.00%, 04/20/49 144A	1,907,734	1,557,763
Greywolf CLO V, Ltd., Series 2015-1A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.16%, 1.16% Floor), 5.52%, 01/27/31 144A †	500,000	494,670
Hardee's Funding LLC, Series 2018-1A, Class A2II
4.96%, 06/20/48 144A	1,436,250	1,353,447
Higher Education Funding I, Series 2014-1, Class A
(Floating, ICE LIBOR USD 3M + 1.05%), 5.81%, 05/25/34 144A †	134,438	134,354
Hildene Community Funding CDO, Ltd., Series 2015-1A, Class ARR
2.60%, 11/01/35 144A	750,000	656,767
Hotwire Funding LLC, Series 2021-1, Class A2
2.31%, 11/20/51 144A	1,350,000	1,175,170
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
HPS Loan Management, Ltd., Series 2021-16A, Class A1
(Floating, ICE LIBOR USD 3M + 1.14%, 1.14% Floor), 5.46%, 01/23/35 144A †	$ 640,000	$ 615,997
ICG U.S. CLO, Ltd., Series 2017-1A, Class ARR
(Floating, ICE LIBOR USD 3M + 1.17%, 1.17% Floor), 5.54%, 07/28/34 144A †	1,500,000	1,443,066
InStar Leasing III LLC, Series 2021-1A, Class A
2.30%, 02/15/54 144A	917,673	761,283
J.G. Wentworth XXXVIII LLC, Series 2017-1A, Class A
3.99%, 08/16/60 144A	188,196	163,948
Jersey Mike's Funding, Series 2019-1A, Class A2
4.43%, 02/15/50 144A	49,625	44,732
Jersey Mike's Funding, Series 2021-1A, Class A2I
2.89%, 02/15/52 144A	348,250	294,417
JetBlue Pass-Through Trust, Series 2019-1, Class AA
2.75%, 05/15/32	1,818,345	1,500,046
JG Wentworth XXXV LLC, Series 2015-2A, Class A
3.87%, 03/15/58 144A	67,433	58,649
KKR CLO, Ltd., Series 16, Class A2R2
(Floating, ICE LIBOR USD 3M + 1.75%, 1.75% Floor), 5.99%, 10/20/34 144A †	2,500,000	2,377,528
KKR CLO, Ltd., Series 32A, Class A1
(Floating, ICE LIBOR USD 3M + 1.32%, 1.32% Floor), 5.40%, 01/15/32 144A †	340,000	336,133
LCCM Trust, Series 2021-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.20%, 1.20% Floor), 5.52%, 12/13/38 144A †	750,000	727,686
LCM XVIII LP, Series 19A, Class AR
(Floating, ICE LIBOR USD 3M + 1.24%, 1.24% Floor), 5.32%, 07/15/27 144A †	53,899	53,567
Lendmark Funding Trust, Series 2021-1A, Class A
1.90%, 11/20/31 144A	2,200,000	1,873,121
LL ABS Trust, Series 2022-1A, Class A
3.76%, 11/15/29 144A	1,187,222	1,162,978
LoanCore Issuer, Ltd., Series 2019-CRE2, Class C
(Floating, ICE LIBOR USD 1M + 2.00%, 2.00% Floor), 6.32%, 05/15/36 144A †	250,000	242,111
LoanCore Issuer, Ltd., Series 2021-CRE5, Class AS
(Floating, ICE LIBOR USD 1M + 1.75%, 1.75% Floor), 6.07%, 07/15/36 144A †	1,100,000	1,039,630
	Par	Value
LoanCore Issuer, Ltd., Series 2021-CRE6, Class AS
(Floating, ICE LIBOR USD 1M + 1.65%, 1.65% Floor), 5.97%, 11/15/38 144A †	$ 940,000	$ 898,012
Magnetite VIII, Ltd., Series 2014-8A, Class CR2
(Floating, ICE LIBOR USD 3M + 1.85%, 1.85% Floor), 5.93%, 04/15/31 144A †	500,000	478,856
MAPS Trust, Series 2021-1A, Class A
2.52%, 06/15/46 144A	392,442	326,727
Mariner Finance Issuance Trust, Series 2021-AA, Class A
1.86%, 03/20/36 144A	2,200,000	1,890,836
MF1, Ltd., Series 2021-FL6, Class A
(Floating, ICE LIBOR USD 1M + 1.10%, 1.10% Floor), 5.43%, 07/16/36 144A †	900,000	863,947
MF1, Ltd., Series 2022-FL10, Class C
(Floating, CME Term SOFR 1M + 4.48%, 4.48% Floor), 8.80%, 09/17/37 144A †	1,250,000	1,249,636
Mississippi Higher Education Assistance Corporation, Series 2014-1, Class A1
(Floating, ICE LIBOR USD 1M + 0.68%, 0.68% Floor), 5.07%, 10/25/35†	269,822	265,285
Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-NC3, Class A2C
(Floating, ICE LIBOR USD 1M + 0.19%, 0.19% Floor), 4.58%, 05/25/37†	1,455,432	1,025,018
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A3
(Floating, ICE LIBOR USD 1M + 0.15%, 0.15% Floor), 4.54%, 11/25/36†	4,904,992	1,714,610
Mosaic Solar Loan Trust, Series 2021-1A, Class D
3.71%, 12/20/46 144A	317,548	270,198
Mosaic Solar Loan Trust, Series 2022-1A, Class A
2.64%, 01/20/53 144A	1,905,457	1,591,951
Nationstar Home Equity Loan Trust, Series 2007-C, Class 1AV1
(Floating, ICE LIBOR USD 1M + 0.18%, 0.18% Floor), 4.56%, 06/25/37†	2,234,023	2,176,111
Navient Private Education Loan Trust, Series 2015-BA, Class A3
(Floating, ICE LIBOR USD 1M + 1.45%), 5.77%, 07/16/40 144A †	1,813,391	1,788,461
Navient Student Loan Trust, Series 2016-6A, Class A3
(Floating, ICE LIBOR USD 1M + 1.30%), 5.69%, 03/25/66 144A †	2,176,000	2,145,904

See Notes to Financial Statements.

	Par	Value
Navient Student Loan Trust, Series 2020-1A, Class A1B
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 5.44%, 06/25/69 144A †	$1,722,750	$1,694,262
Nelnet Student Loan Trust, Series 2021-A, Class A2
(Floating, ICE LIBOR USD 1M + 1.03%), 5.38%, 04/20/62 144A †	111,000	103,799
Neuberger Berman Loan Advisers CLO, Ltd., Series 2018-29A, Class A1
(Floating, ICE LIBOR USD 3M + 1.13%, 1.13% Floor), 5.36%, 10/19/31 144A †	750,000	741,626
Oak Street Investment Grade Net Lease Fund, Series 2020-1A, Class A1
1.85%, 11/20/50 144A	655,295	582,894
Octagon Investment Partners 36, Ltd., Series 2018-1A, Class A1
(Floating, ICE LIBOR USD 3M + 0.97%), 5.05%, 04/15/31 144A †	700,000	690,048
Octagon Investment Partners XXI, Ltd., Series 2014-1A, Class AAR3
(Floating, ICE LIBOR USD 3M + 1.00%, 1.00% Floor), 5.65%, 02/14/31 144A †	530,000	522,684
Option One Mortgage Loan Trust, Series 2007-5, Class 2A4
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor), 4.69%, 05/25/37†	1,721,791	947,994
Owl Rock CLO III, Ltd., Series 2020-3A, Class A1L
(Floating, ICE LIBOR USD 3M + 1.80%), 6.04%, 04/20/32 144A †	600,000	586,856
Palmer Square Loan Funding, Ltd., Series 2022-2A, Class A2
(Floating, CME Term SOFR 3M + 1.90%, 1.90% Floor), 5.76%, 10/15/30 144A †	1,000,000	975,479
Palmer Square Loan Funding, Ltd., Series 2022-5A, Class A2
(Floating, CME Term SOFR 3M + 2.65%, 2.65% Floor), 6.03%, 01/15/31 144A †	1,500,000	1,483,900
PHEAA Student Loan Trust, Series 2012-1A, Class A1
(Floating, ICE LIBOR USD 1M + 0.55%), 4.94%, 05/25/57 144A †	307,969	302,357
PHEAA Student Loan Trust, Series 2016-1A, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 5.54%, 09/25/65 144A †	288,590	285,739
PHEAA Student Loan Trust, Series 2016-2A, Class A
(Floating, ICE LIBOR USD 1M + 0.95%), 5.34%, 11/25/65 144A †	263,810	261,814
	Par	Value
Point Au Roche Park CLO, Ltd., Series 2021-1A, Class A
(Floating, ICE LIBOR USD 3M + 1.08%, 1.08% Floor), 5.32%, 07/20/34 144A †	$1,170,000	$1,125,821
Progress Residential Trust, Series 2022-SFR5, Class C
5.19%, 06/17/39 144A	1,000,000	925,137
Recette CLO, Ltd., Series 2015-1A, Class ARR
(Floating, ICE LIBOR USD 3M + 1.08%), 5.32%, 04/20/34 144A †	340,000	330,712
REESE PARK CLO, Ltd., Series 2020-1A, Class AR
(Floating, ICE LIBOR USD 3M + 1.13%, 1.13% Floor), 5.21%, 10/15/34 144A †	1,350,000	1,303,881
Saxon Asset Securities Trust, Series 2004-1, Class M1
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor, 10.28% Cap), 2.05%, 03/25/35†	81,131	78,541
Secured Tenant Site Contract Revenue Notes, Series 2018-1A, Class C
3.97%, 06/15/48 144A	1,001,192	981,270
Securitized Asset Backed Receivables LLC Trust, Series 2007-BR2, Class A1
(Floating, ICE LIBOR USD 1M + 0.18%, 0.18% Floor), 4.57%, 02/25/37 144A †	2,078,564	1,746,508
SERVPRO Master Issuer LLC, Series 2019-1A, Class A2
3.88%, 10/25/49 144A	1,309,500	1,165,034
Shackleton CLO, Ltd., Series 2019-14A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.20%, 1.20% Floor), 5.44%, 07/20/34 144A †	4,200,000	4,035,631
Sierra Timeshare Receivables Funding LLC, Series 2021-2A, Class A
1.35%, 09/20/38 144A	273,880	251,066
Slam, Ltd., Series 2021-1A, Class A
2.43%, 06/15/46 144A	1,359,300	1,129,180
SLM Student Loan Trust, Series 2005-4, Class A3
(Floating, ICE LIBOR USD 3M + 0.12%), 4.48%, 01/25/27†	8,567	8,555
SLM Student Loan Trust, Series 2005-5, Class A4
(Floating, ICE LIBOR USD 3M + 0.14%, 0.14% Floor), 4.50%, 10/25/28†	139,321	138,629
SMB Private Education Loan Trust, Series 2020-BA, Class A1A
1.29%, 07/15/53 144A	318,771	281,701
SMB Private Education Loan Trust, Series 2021-A, Class A2B
1.59%, 01/15/53 144A	1,324,039	1,159,063
SMB Private Education Loan Trust, Series 2021-A, Class B
2.31%, 01/15/53 144A	660,000	577,177
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
SMB Private Education Loan Trust, Series 2021-C, Class B
2.30%, 01/15/53 144A	$ 580,000	$ 497,641
Sonic Capital LLC, Series 2020-1A, Class A2I
3.85%, 01/20/50 144A	1,289,200	1,148,586
Sonic Capital LLC, Series 2021-1A, Class A2II
2.64%, 08/20/51 144A	790,000	574,189
Sound Point CLO XX, Ltd., Series 2018-2A, Class A
(Floating, ICE LIBOR USD 3M + 1.10%), 5.43%, 07/26/31 144A †	500,000	486,798
Soundview Home Loan Trust, Series 2007-OPT1, Class 2A4
(Floating, ICE LIBOR USD 1M + 0.28%, 0.28% Floor), 4.67%, 06/25/37†	1,657,309	1,187,147
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A
4.10%, 04/01/28	917,279	819,502
Stonepeak, Series 2021-1A, Class AA
2.30%, 02/28/33 144A	1,938,907	1,727,347
Structured Asset Investment Loan Trust, Series 2005-1, Class M3
(Floating, ICE LIBOR USD 1M + 0.78%, 0.78% Floor), 5.17%, 02/25/35 144A †	2,046,219	1,972,429
Structured Asset Securities Corporation Mortgage Loan Trust, Series 2007-BC4, Class A1
(Floating, ICE LIBOR USD 1M + 0.63%, 0.63% Floor), 5.02%, 11/25/37†	2,521,376	2,425,540
STWD, Ltd., Series 2022-FL3, Class E
(Floating, U.S. 30-Day Average SOFR + 3.25%, 3.25% Floor), 7.06%, 11/15/38 144A †	1,210,000	1,134,294
Sunrun Demeter Issuer LLC, Series 2021-2A, Class A
2.27%, 01/30/57 144A	2,188,414	1,715,475
Taco Bell Funding LLC, Series 2018-1, Class A2II
4.94%, 11/25/48 144A	1,248,000	1,170,679
TIF Funding II LLC, Series 2021-1A, Class A
1.65%, 02/20/46 144A	1,277,188	1,063,362
Triton Container Finance VIII LLC, Series 2021-1A, Class A
1.86%, 03/20/46 144A	1,225,800	1,025,957
Trysail CLO, Ltd., Series 2021-1A, Class A1
(Floating, ICE LIBOR USD 3M + 1.32%, 1.32% Floor), 5.56%, 07/20/32 144A †	2,900,000	2,814,140
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A
4.20%, 03/15/27 144A	886,537	776,980
	Par	Value
United Airlines Pass-Through Trust, Series 2016-2, Class A
3.10%, 10/07/28	$ 588,552	$ 477,445
United Airlines Pass-Through Trust, Series 2016-2, Class AA
2.88%, 10/07/28	588,552	502,549
United Airlines Pass-Through Trust, Series 2020-1, Class A
5.88%, 10/15/27	1,738,843	1,718,143
United States Small Business Administration, Series 2019-20D, Class 1
2.98%, 04/01/39	92,267	85,219
United States Small Business Administration, Series 2019-25G, Class 1
2.69%, 07/01/44	165,422	145,200
Venture 39 CLO, Ltd., Series 2020-39A, Class A1
(Floating, ICE LIBOR USD 3M + 1.28%, 1.28% Floor), 5.36%, 04/15/33 144A †	2,525,000	2,449,901
Voya CLO, Ltd., Series 2016-3A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.19%), 5.38%, 10/18/31 144A †	500,000	493,579
Voya CLO, Ltd., Series 2017-3A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.04%), 5.28%, 04/20/34 144A †	490,000	474,850
Voya CLO, Ltd., Series 2018-3A, Class A1A
(Floating, ICE LIBOR USD 3M + 1.15%, 1.15% Floor), 5.23%, 10/15/31 144A †	1,250,000	1,234,292
Voya CLO, Ltd., Series 2019-1A, Class AR
(Floating, ICE LIBOR USD 3M + 1.06%, 1.06% Floor), 5.14%, 04/15/31 144A †	1,700,000	1,674,725
Voya CLO, Ltd., Series 2022-2A, Class B
(Floating, CME Term SOFR 3M + 2.95%, 2.95% Floor), 5.47%, 07/20/34 144A †	1,500,000	1,489,043
Voya CLO, Series 2017-2A, Class A2AR
(Floating, ICE LIBOR USD 3M + 1.65%, 1.65% Floor), 5.73%, 06/07/30 144A †	500,000	485,752
WAVE LLC, Series 2019-1, Class A
3.60%, 09/15/44 144A	202,624	154,450
Wellfleet CLO X, Ltd., Series 2019-XA, Class A1R
(Floating, ICE LIBOR USD 3M + 1.17%), 5.41%, 07/20/32 144A †	6,900,000	6,648,919

See Notes to Financial Statements.

	Par	Value
Wellfleet CLO, Ltd., Series 2022-2A, Class B
(Floating, CME Term SOFR 3M + 3.15%, 3.15% Floor), 6.76%, 10/18/35 144A †	$1,250,000	$ 1,249,342
Whitebox CLO II, Ltd., Series 2020-2A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.22%, 1.22% Floor), 5.54%, 10/24/34 144A †	650,000	627,659
Whitebox CLO III, Ltd., Series 2021-3A, Class A1
(Floating, ICE LIBOR USD 3M + 1.22%, 1.22% Floor), 5.30%, 10/15/34 144A †	780,000	759,050
Whitehorse XII, Ltd., Series 2018-12A, Class D
(Floating, ICE LIBOR USD 3M + 3.65%, 3.65% Floor), 7.73%, 10/15/31 144A †	750,000	634,650
Wingstop Funding LLC, Series 2020-1A, Class A2
2.84%, 12/05/50 144A	1,386,000	1,176,140
Total Asset-Backed Securities (Cost $187,109,538)		177,384,460
COMMERCIAL PAPER — 0.6%
Alimentation Couche-Tard, Inc.
4.64%, 01/11/23Ω	1,500,000	1,498,021
Amphenol Corporation
4.43%, 01/03/23Ω	1,700,000	1,699,587
Bank of Montreal
3.89%, 07/12/23Ω	936,000	911,224
Gen Digital, Inc.
4.51%, 01/03/23Ω	180,000	179,956
Kellogg Co.
4.36%, 01/10/23Ω	2,800,000	2,796,885
Leggett & Platt, Inc.
4.71%, 01/04/23Ω	1,000,000	999,613
McCormick & Co., Inc.
4.23%, 01/09/23Ω	810,000	809,181
McKesson Corporation
3.01%, 01/03/23Ω	3,610,000	3,609,063
ONE Gas, Inc.
4.08%, 01/05/23Ω	500,000	499,744
Total Commercial Paper (Cost $13,008,831)		13,003,274
CORPORATE BONDS — 26.4%
3M Co.
2.38%, 08/26/29Δ	75,000	63,947
3.05%, 04/15/30Δ	50,000	44,072
3.70%, 04/15/50Δ	570,000	442,231
7-Eleven, Inc.
1.30%, 02/10/28 144A	725,000	603,072
Abbott Laboratories
4.75%, 11/30/36	170,000	169,883
4.90%, 11/30/46	390,000	382,442
Accident Fund Insurance Co. of America
8.50%, 08/01/32 144A	100,000	102,984
	Par	Value
Acuity Brands Lighting, Inc.
2.15%, 12/15/30	$ 750,000	$ 579,365
Adobe, Inc.
2.30%, 02/01/30	650,000	557,314
Adventist Health System
2.95%, 03/01/29	160,000	137,651
Aetna, Inc.
2.80%, 06/15/23	50,000	49,482
Air Lease Corporation
3.38%, 07/01/25Δ	1,180,000	1,118,522
2.88%, 01/15/26	950,000	880,862
3.75%, 06/01/26	875,000	821,215
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.15%), 4.13%, 12/15/26ρ Δ ^	600,000	412,500
Alexandria Real Estate Equities, Inc. REIT
2.75%, 12/15/29	1,400,000	1,196,945
3.38%, 08/15/31	325,000	285,546
Allegion U.S. Holding Co., Inc.
3.20%, 10/01/24	400,000	385,099
Alliant Energy Finance LLC
3.75%, 06/15/23 144A	1,375,000	1,365,717
4.25%, 06/15/28 144A	75,000	69,618
Allied Universal Holdco LLC
6.63%, 07/15/26 144A	10,000	9,171
Allstate Corporation (The)
0.75%, 12/15/25	70,000	62,229
Ally Financial, Inc.
1.45%, 10/02/23	250,000	242,415
2.20%, 11/02/28	45,000	35,232
Alphabet, Inc.
0.45%, 08/15/25	60,000	54,185
1.10%, 08/15/30	150,000	118,239
1.90%, 08/15/40Δ	140,000	94,081
2.05%, 08/15/50	90,000	53,411
Amazon.com, Inc.
3.30%, 04/13/27	100,000	95,200
1.20%, 06/03/27	60,000	52,132
3.45%, 04/13/29Δ	220,000	206,501
1.50%, 06/03/30	190,000	153,515
2.10%, 05/12/31	170,000	139,829
3.60%, 04/13/32Δ	850,000	783,024
4.80%, 12/05/34	75,000	75,361
3.88%, 08/22/37	1,950,000	1,747,397
4.95%, 12/05/44	220,000	219,471
4.05%, 08/22/47Δ	290,000	251,335
2.50%, 06/03/50	310,000	199,124
4.25%, 08/22/57	160,000	138,796
Amdocs, Ltd.
2.54%, 06/15/30Δ	1,600,000	1,305,809
American Equity Investment Life Holding Co.
5.00%, 06/15/27	1,250,000	1,187,426
American Express Co.
3.38%, 05/03/24	210,000	205,917
2.50%, 07/30/24	995,000	957,904
4.05%, 05/03/29	540,000	516,476
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
(Variable, U.S. SOFR + 1.76%), 4.42%, 08/03/33^	$ 20,000	$ 19,019
American Homes 4 Rent LP REIT
4.90%, 02/15/29	309,000	293,354
2.38%, 07/15/31	205,000	159,194
American Honda Finance Corporation
2.30%, 09/09/26	70,000	64,169
American International Group, Inc.
2.50%, 06/30/25	100,000	94,310
3.40%, 06/30/30	250,000	221,689
American National Group, Inc.
6.14%, 06/13/32 144A	600,000	571,048
American Tower Corporation REIT
3.38%, 05/15/24	825,000	803,541
3.38%, 10/15/26	1,500,000	1,406,240
American Transmission Systems, Inc.
2.65%, 01/15/32 144A	260,000	214,807
Americo Life, Inc.
3.45%, 04/15/31 144A	1,450,000	1,109,810
AmerisourceBergen Corporation
3.45%, 12/15/27Δ	325,000	304,165
Amgen, Inc.
3.63%, 05/22/24	50,000	49,058
4.20%, 03/01/33	1,325,000	1,234,231
4.66%, 06/15/51	34,000	29,342
Amsted Industries, Inc.
4.63%, 05/15/30 144A	200,000	171,471
Appalachian Power Co.
2.70%, 04/01/31	2,200,000	1,821,059
Apple, Inc.
1.13%, 05/11/25Δ	630,000	581,028
2.45%, 08/04/26	955,000	888,020
2.40%, 08/20/50	55,000	34,741
Arch Capital Finance LLC
4.01%, 12/15/26	600,000	573,775
Arch Capital Group, Ltd.
7.35%, 05/01/34	175,000	194,841
Archer-Daniels-Midland Co.
3.25%, 03/27/30	150,000	136,033
Ares Finance Co. II LLC
3.25%, 06/15/30 144A	1,800,000	1,493,212
Arrow Electronics, Inc.
4.50%, 03/01/23	1,200,000	1,197,549
Ashtead Capital, Inc.
1.50%, 08/12/26 144A	350,000	299,494
Assured Guaranty U.S. Holdings, Inc.
3.15%, 06/15/31	600,000	508,159
AT&T, Inc.
1.70%, 03/25/26	70,000	63,265
2.30%, 06/01/27	430,000	383,846
1.65%, 02/01/28	540,000	457,768
2.75%, 06/01/31	175,000	145,935
2.25%, 02/01/32	275,000	217,074
2.55%, 12/01/33	2,294,000	1,776,575
4.90%, 08/15/37	200,000	185,757
5.35%, 09/01/40	80,000	77,023
3.50%, 06/01/41	400,000	301,910
	Par	Value
5.55%, 08/15/41	$ 40,000	$ 38,719
4.35%, 06/15/45	94,000	76,696
4.75%, 05/15/46	75,000	64,174
5.15%, 11/15/46	125,000	113,421
4.50%, 03/09/48	202,000	166,069
3.65%, 06/01/51	725,000	517,495
3.30%, 02/01/52Δ	80,000	53,972
3.50%, 09/15/53Δ	2,143,000	1,454,859
3.55%, 09/15/55	301,000	203,113
3.80%, 12/01/57	90,000	63,013
3.65%, 09/15/59	127,000	86,030
Athene Holding, Ltd.
4.13%, 01/12/28	5,000	4,616
3.45%, 05/15/52	20,000	12,449
Atkore, Inc.
4.25%, 06/01/31 144A	150,000	128,842
AutoNation, Inc.
4.50%, 10/01/25	400,000	389,835
1.95%, 08/01/28	150,000	120,200
4.75%, 06/01/30	225,000	201,812
Avangrid, Inc.
3.20%, 04/15/25	275,000	263,179
Aviation Capital Group LLC
5.50%, 12/15/24 144A	2,000,000	1,964,438
1.95%, 01/30/26 144A	400,000	349,192
Ball Corporation
3.13%, 09/15/31Δ	280,000	225,240
Bank of America Corporation
3.30%, 01/11/23	120,000	119,960
(Variable, ICE LIBOR USD 3M + 0.78%), 3.55%, 03/05/24^	530,000	528,149
4.00%, 04/01/24	420,000	415,051
(Variable, ICE LIBOR USD 3M + 0.94%), 3.86%, 07/23/24^	225,000	223,014
(Floating, ICE LIBOR USD 3M + 0.96%), 5.28%, 07/23/24†	900,000	900,243
4.20%, 08/26/24	905,000	892,057
(Variable, ICE LIBOR USD 3M + 3.71%), 6.25%, 09/05/24ρ ^	300,000	288,858
(Variable, ICE LIBOR USD 3M + 4.17%), 6.50%, 10/23/24ρ Δ ^	150,000	148,325
4.00%, 01/22/25	440,000	431,248
(Variable, ICE LIBOR USD 3M + 1.09%), 3.09%, 10/01/25Δ ^	2,235,000	2,142,352
4.45%, 03/03/26	420,000	412,384
3.50%, 04/19/26	600,000	573,008
(Variable, U.S. SOFR + 1.15%), 1.32%, 06/19/26^	60,000	54,194
4.25%, 10/22/26	480,000	464,970
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.76%), 4.38%, 01/27/27ρ ^	700,000	594,602
(Variable, U.S. SOFR + 0.91%), 1.66%, 03/11/27^	70,000	62,032
(Variable, ICE LIBOR USD 3M + 1.06%), 3.56%, 04/23/27^	35,000	32,873
(Variable, U.S. SOFR + 0.96%), 1.73%, 07/22/27^	70,000	61,451
3.25%, 10/21/27	875,000	810,161

See Notes to Financial Statements.

	Par	Value
4.18%, 11/25/27	$ 950,000	$ 904,068
(Variable, U.S. SOFR + 1.05%), 2.55%, 02/04/28^	50,000	44,542
(Variable, ICE LIBOR USD 3M + 1.37%), 3.59%, 07/21/28^	860,000	794,280
(Variable, ICE LIBOR USD 3M + 1.04%), 3.42%, 12/20/28^	368,000	333,884
(Variable, ICE LIBOR USD 3M + 1.07%), 3.97%, 03/05/29^	1,190,000	1,102,021
(Variable, ICE LIBOR USD 3M + 1.31%), 4.27%, 07/23/29^	525,000	491,446
(Variable, ICE LIBOR USD 3M + 1.19%), 2.88%, 10/22/30^	500,000	420,478
(Variable, ICE LIBOR USD 3M + 0.99%), 2.50%, 02/13/31^	75,000	61,296
(Variable, U.S. SOFR + 2.15%), 2.59%, 04/29/31^	1,010,000	827,225
(Variable, U.S. SOFR + 1.53%), 1.90%, 07/23/31^	1,150,000	887,880
(Variable, U.S. SOFR + 1.22%), 2.30%, 07/21/32^	755,000	585,378
(Variable, U.S. SOFR + 1.21%), 2.57%, 10/20/32^	1,550,000	1,222,233
(Variable, U.S. SOFR + 1.33%), 2.97%, 02/04/33^	1,285,000	1,042,565
(Variable, U.S. SOFR + 1.83%), 4.57%, 04/27/33^	1,065,000	981,174
(Variable, U.S. SOFR + 2.16%), 5.02%, 07/22/33Δ ^	600,000	573,347
6.11%, 01/29/37	500,000	509,035
5.00%, 01/21/44	790,000	729,820
(Variable, ICE LIBOR USD 3M + 1.19%), 3.95%, 01/23/49^	270,000	211,573
(Variable, ICE LIBOR USD 3M + 1.52%), 4.33%, 03/15/50^	170,000	141,299
(Variable, ICE LIBOR USD 3M + 3.15%), 4.08%, 03/20/51^	670,000	532,067
(Variable, U.S. SOFR + 1.88%), 2.83%, 10/24/51Δ ^	230,000	143,143
Bank of New York Mellon Corporation (The)
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.63%), 3.75%, 12/20/26ρ ^	700,000	565,570
Banner Health
2.34%, 01/01/30	865,000	731,392
Barrick North America Finance LLC
5.70%, 05/30/41	150,000	152,173
Baxter International, Inc.
1.92%, 02/01/27	1,075,000	955,788
Baylor Scott & White Holdings
1.78%, 11/15/30	305,000	237,104
Becton, Dickinson and Co.
3.36%, 06/06/24	377,000	368,628
3.73%, 12/15/24	47,000	45,856
2.82%, 05/20/30	650,000	560,947
4.69%, 12/15/44	83,000	74,889
Berkshire Hathaway Energy Co.
3.25%, 04/15/28	725,000	673,204
	Par	Value
3.70%, 07/15/30	$ 400,000	$ 368,451
Berkshire Hathaway Finance Corporation
1.85%, 03/12/30Δ	725,000	610,818
4.25%, 01/15/49	350,000	316,151
3.85%, 03/15/52	40,000	32,561
Berkshire Hathaway, Inc.
3.13%, 03/15/26	50,000	48,027
Berry Global, Inc.
1.57%, 01/15/26	2,475,000	2,209,806
Biogen, Inc.
3.15%, 05/01/50Δ	30,000	19,941
Bio-Rad Laboratories, Inc.
3.70%, 03/15/32	250,000	215,533
Black Hills Corporation
2.50%, 06/15/30	490,000	395,673
BlackRock, Inc.
2.40%, 04/30/30	70,000	60,033
Block Financial LLC
3.88%, 08/15/30	1,600,000	1,407,680
Boardwalk Pipelines LP
3.60%, 09/01/32	700,000	583,218
Boeing Co. (The)
1.43%, 02/04/24	920,000	879,316
4.88%, 05/01/25	450,000	446,263
2.20%, 02/04/26	135,000	122,939
2.70%, 02/01/27	70,000	63,370
5.04%, 05/01/27	1,250,000	1,239,579
3.25%, 03/01/28	70,000	62,799
5.15%, 05/01/30	2,020,000	1,981,162
3.25%, 02/01/35	1,605,000	1,233,412
6.63%, 02/15/38	210,000	217,098
3.55%, 03/01/38	70,000	52,107
5.71%, 05/01/40	70,000	67,053
3.85%, 11/01/48	25,000	17,395
5.81%, 05/01/50	480,000	449,367
5.93%, 05/01/60	100,000	92,226
Boston Properties LP REIT
4.50%, 12/01/28	900,000	837,615
2.55%, 04/01/32Δ	1,100,000	842,051
BP Capital Markets America, Inc.
3.12%, 05/04/26	510,000	484,648
4.23%, 11/06/28Δ	150,000	145,932
3.63%, 04/06/30	270,000	248,940
3.00%, 02/24/50Δ	550,000	372,596
Broadcom Corporation
3.50%, 01/15/28	70,000	64,011
Broadcom, Inc.
2.45%, 02/15/31 144A	2,000,000	1,585,375
4.15%, 04/15/32 144A	710,000	627,407
3.42%, 04/15/33 144A	900,000	726,499
3.47%, 04/15/34 144A	2,090,000	1,680,991
3.14%, 11/15/35 144A	2,333,000	1,730,455
3.19%, 11/15/36 144A	28,000	20,264
3.50%, 02/15/41 144A	325,000	234,831
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Brooklyn Union Gas Co. (The)
4.87%, 08/05/32 144A	$1,250,000	$1,176,038
Brunswick Corporation
5.10%, 04/01/52	15,000	10,901
Builders FirstSource, Inc.
4.25%, 02/01/32 144A	20,000	16,267
Burlington Northern Santa Fe LLC
2.88%, 06/15/52	70,000	47,389
Cameron LNG LLC
2.90%, 07/15/31 144A	70,000	59,433
3.30%, 01/15/35 144A	460,000	373,847
Capital One Financial Corporation
3.50%, 06/15/23	325,000	323,086
3.30%, 10/30/24	345,000	333,381
(Variable, U.S. SOFR + 0.86%), 1.88%, 11/02/27^	75,000	65,445
(Variable, U.S. SOFR + 2.06%), 4.93%, 05/10/28^	20,000	19,399
(Variable, U.S. SOFR + 2.60%), 5.25%, 07/26/30^	1,200,000	1,147,871
Carrier Global Corporation
2.49%, 02/15/27Δ	550,000	497,278
2.72%, 02/15/30	650,000	549,905
3.58%, 04/05/50	20,000	14,453
CCO Holdings LLC
4.75%, 02/01/32 144A Δ	770,000	625,814
4.50%, 05/01/32Δ	10,000	7,986
4.50%, 06/01/33 144A	980,000	753,860
CDW LLC
3.57%, 12/01/31Δ	700,000	576,971
Celanese U.S. Holdings LLC
6.33%, 07/15/29Δ	30,000	29,274
CenterPoint Energy Resources Corporation
(Floating, ICE LIBOR USD 3M + 0.50%), 5.28%, 03/02/23†	1,208,000	1,207,430
CenterPoint Energy, Inc.
4.25%, 11/01/28	206,000	193,957
Central Parent, Inc.
7.25%, 06/15/29 144A Δ	600,000	588,037
CH Robinson Worldwide, Inc.
4.20%, 04/15/28	1,500,000	1,421,837
Charles Schwab Corporation (The)
3.25%, 05/22/29	10,000	9,102
(Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 3.08%), 4.00%, 12/01/30ρ ^	1,000,000	798,700
Charter Communications Operating LLC
4.91%, 07/23/25	2,020,000	1,983,372
4.20%, 03/15/28	510,000	470,399
2.25%, 01/15/29	2,300,000	1,859,373
5.05%, 03/30/29	460,000	434,207
2.80%, 04/01/31	750,000	587,338
4.40%, 04/01/33Δ	350,000	301,545
6.38%, 10/23/35	475,000	466,610
5.38%, 04/01/38	535,000	447,942
3.50%, 03/01/42	120,000	78,198
6.48%, 10/23/45	90,000	81,893
	Par	Value
5.38%, 05/01/47	$ 30,000	$ 23,778
5.13%, 07/01/49	120,000	91,746
4.80%, 03/01/50	140,000	102,471
Cheniere Energy Partners LP
4.00%, 03/01/31	170,000	144,961
3.25%, 01/31/32Δ	80,000	63,714
Chevron Corporation
1.55%, 05/11/25	190,000	177,081
2.00%, 05/11/27	100,000	90,100
Chevron U.S.A., Inc.
3.85%, 01/15/28	550,000	532,739
Choice Hotels International, Inc.
3.70%, 12/01/29	1,500,000	1,312,782
Chubb INA Holdings, Inc.
3.35%, 05/03/26Δ	120,000	115,060
Ciena Corporation
4.00%, 01/31/30 144A	400,000	352,554
Cigna Corporation
3.75%, 07/15/23	293,000	291,121
4.13%, 11/15/25	60,000	58,727
4.38%, 10/15/28	510,000	493,859
2.40%, 03/15/30	550,000	462,940
4.80%, 08/15/38	1,030,000	963,199
3.20%, 03/15/40	675,000	514,844
3.88%, 10/15/47	40,000	31,427
4.90%, 12/15/48	1,350,000	1,232,598
Cintas Corporation No. 2
3.70%, 04/01/27Δ	190,000	183,713
4.00%, 05/01/32Δ	140,000	132,318
Cisco Systems, Inc.
5.50%, 01/15/40	75,000	79,011
Citigroup, Inc.
(Variable, ICE LIBOR USD 3M + 4.07%), 5.95%, 04/30/23ρ Δ ^	170,000	168,768
3.50%, 05/15/23	220,000	218,968
(Variable, U.S. SOFR + 1.67%), 1.68%, 05/15/24^	290,000	285,963
(Variable, ICE LIBOR USD 3M + 3.91%), 5.95%, 05/15/25ρ ^	350,000	320,250
4.40%, 06/10/25	100,000	98,327
5.50%, 09/13/25Δ	490,000	493,911
(Variable, U.S. SOFR + 2.84%), 3.11%, 04/08/26^	190,000	179,829
3.40%, 05/01/26	1,250,000	1,187,557
(Variable, ICE LIBOR USD 3M + 4.52%), 6.25%, 08/15/26ρ Δ ^	150,000	145,875
4.30%, 11/20/26	575,000	557,785
(Variable, U.S. SOFR + 0.77%), 1.12%, 01/28/27^	70,000	61,106
(Variable, U.S. SOFR + 0.77%), 1.46%, 06/09/27^	70,000	60,875
4.45%, 09/29/27	1,230,000	1,177,449
(Variable, U.S. SOFR + 1.28%), 3.07%, 02/24/28^	50,000	45,212
(Variable, U.S. SOFR + 1.89%), 4.66%, 05/24/28Δ ^	230,000	223,216
(Variable, ICE LIBOR USD 3M + 1.39%), 3.67%, 07/24/28^	150,000	138,335
4.13%, 07/25/28	1,475,000	1,378,421

See Notes to Financial Statements.

	Par	Value
(Variable, U.S. SOFR + 3.91%), 4.41%, 03/31/31^	$ 710,000	$ 655,446
(Variable, U.S. SOFR + 2.11%), 2.57%, 06/03/31^	790,000	642,594
6.63%, 06/15/32	50,000	52,987
(Variable, U.S. SOFR + 1.18%), 2.52%, 11/03/32^	860,000	671,462
(Variable, U.S. SOFR + 1.94%), 3.79%, 03/17/33^	540,000	464,978
(Variable, U.S. SOFR + 2.09%), 4.91%, 05/24/33Δ ^	580,000	546,630
8.13%, 07/15/39	260,000	322,247
6.68%, 09/13/43	10,000	10,762
5.30%, 05/06/44	24,000	21,871
4.65%, 07/30/45	294,000	255,153
4.75%, 05/18/46	40,000	33,615
4.65%, 07/23/48	160,000	140,066
Citizens Bank NA
(Variable, U.S. SOFR + 2.00%), 4.58%, 08/09/28^	1,250,000	1,210,711
CoBank ACB
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.49%), 6.45%, 10/01/27ρ Δ ^	600,000	591,000
Coca-Cola Co. (The)
1.45%, 06/01/27Δ	265,000	234,743
2.50%, 06/01/40	20,000	14,751
2.60%, 06/01/50	130,000	88,156
Cogent Communications Group, Inc.
7.00%, 06/15/27 144A	600,000	588,707
Comcast Corporation
3.38%, 08/15/25Δ	275,000	265,748
3.95%, 10/15/25	477,000	468,056
3.30%, 02/01/27	344,000	325,128
3.30%, 04/01/27	1,350,000	1,276,129
4.15%, 10/15/28Δ	1,180,000	1,136,098
3.40%, 04/01/30	520,000	476,352
4.25%, 10/15/30	520,000	500,163
7.05%, 03/15/33	55,000	63,757
5.65%, 06/15/35	420,000	443,529
6.50%, 11/15/35	7,000	7,847
3.90%, 03/01/38	30,000	26,098
3.25%, 11/01/39	400,000	314,858
3.75%, 04/01/40	265,000	220,929
3.40%, 07/15/46Δ	50,000	37,016
4.00%, 08/15/47	360,000	291,374
3.97%, 11/01/47	60,000	48,258
4.00%, 03/01/48	40,000	32,169
4.70%, 10/15/48	100,000	90,506
4.00%, 11/01/49	40,000	31,954
3.45%, 02/01/50	100,000	73,558
2.80%, 01/15/51	160,000	102,470
2.89%, 11/01/51	450,000	292,760
2.94%, 11/01/56Δ	135,000	84,756
4.95%, 10/15/58	40,000	36,717
CommonSpirit Health
4.35%, 11/01/42	40,000	34,118
6.46%, 11/01/52	1,005,000	1,086,089
	Par	Value
Commonwealth Edison Co.
3.80%, 10/01/42	$ 300,000	$ 246,532
3.13%, 03/15/51	55,000	38,708
CommScope, Inc.
6.00%, 03/01/26 144A	130,000	119,752
4.75%, 09/01/29 144A	10,000	8,081
ConocoPhillips Co.
6.95%, 04/15/29	220,000	244,423
Consolidated Edison Co. of New York, Inc.
3.35%, 04/01/30	130,000	117,555
3.95%, 04/01/50	140,000	112,359
Constellation Energy Generation LLC
3.25%, 06/01/25Δ	1,600,000	1,533,224
Continental Resources, Inc.
4.50%, 04/15/23Δ	556,000	555,930
2.27%, 11/15/26 144A	10,000	8,675
4.38%, 01/15/28	320,000	291,389
5.75%, 01/15/31 144A	210,000	195,960
4.90%, 06/01/44Δ	195,000	144,945
Corebridge Financial, Inc.
3.90%, 04/05/32 144A	685,000	604,816
4.40%, 04/05/52 144A	25,000	20,091
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.85%), 6.88%, 12/15/52 144A ^	200,000	186,875
CoStar Group, Inc.
2.80%, 07/15/30 144A	625,000	513,362
Costco Wholesale Corporation
1.60%, 04/20/30	550,000	452,766
Coterra Energy, Inc.
3.90%, 05/15/27	660,000	618,172
4.38%, 03/15/29	650,000	617,060
Crestwood Midstream Partners LP
5.63%, 05/01/27 144A	200,000	186,344
CRH America Finance, Inc.
3.40%, 05/09/27 144A	2,100,000	1,952,472
3.95%, 04/04/28 144A	500,000	470,016
Crown Castle, Inc. REIT
3.15%, 07/15/23	725,000	717,023
4.45%, 02/15/26	65,000	63,674
CSC Holdings LLC
3.38%, 02/15/31 144A Δ	980,000	640,695
4.50%, 11/15/31 144A	920,000	640,034
CSX Corporation
3.80%, 03/01/28	850,000	813,874
4.10%, 11/15/32Δ	500,000	471,934
3.80%, 04/15/50	300,000	236,206
CubeSmart LP REIT
2.25%, 12/15/28	55,000	45,523
2.50%, 02/15/32	305,000	234,767
Cummins, Inc.
2.60%, 09/01/50	35,000	22,024
CVS Health Corporation
2.63%, 08/15/24Δ	205,000	197,057
3.88%, 07/20/25	113,000	110,461
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
3.00%, 08/15/26	$ 65,000	$ 60,875
3.63%, 04/01/27	200,000	190,373
4.30%, 03/25/28	570,000	553,326
3.75%, 04/01/30	1,090,000	996,143
1.88%, 02/28/31Δ	420,000	331,725
2.13%, 09/15/31Δ	2,040,000	1,628,344
4.13%, 04/01/40	460,000	386,620
2.70%, 08/21/40Δ	700,000	489,302
5.13%, 07/20/45	290,000	264,554
5.05%, 03/25/48	1,340,000	1,215,702
4.25%, 04/01/50Δ	80,000	64,531
Darling Ingredients, Inc.
6.00%, 06/15/30 144A Δ	325,000	318,126
Deere & Co.
3.10%, 04/15/30	50,000	45,020
3.75%, 04/15/50Δ	480,000	411,434
Dell International LLC
5.45%, 06/15/23	735,000	735,544
5.85%, 07/15/25	18,000	18,223
6.02%, 06/15/26	900,000	921,253
5.30%, 10/01/29	125,000	122,849
8.35%, 07/15/46	34,000	39,128
Delta Air Lines, Inc.
7.00%, 05/01/25 144A	2,460,000	2,518,269
4.50%, 10/20/25 144A	580,000	566,411
4.75%, 10/20/28 144A	860,000	810,851
Devon Energy Corporation
5.85%, 12/15/25	310,000	316,034
5.25%, 10/15/27	38,000	37,726
4.50%, 01/15/30	32,000	29,946
5.60%, 07/15/41	477,000	449,727
4.75%, 05/15/42Δ	710,000	607,902
5.00%, 06/15/45Δ	1,310,000	1,143,917
DH Europe Finance II S.a.r.l.
2.20%, 11/15/24	2,275,000	2,167,720
2.60%, 11/15/29	225,000	197,872
Diamondback Energy, Inc.
3.25%, 12/01/26	90,000	83,963
3.50%, 12/01/29	310,000	273,414
6.25%, 03/15/33	30,000	30,606
Discover Financial Services
3.75%, 03/04/25	450,000	431,464
4.50%, 01/30/26	65,000	62,821
Discovery Communications LLC
3.63%, 05/15/30Δ	1,800,000	1,493,474
DISH DBS Corporation
5.88%, 11/15/24	170,000	158,320
7.75%, 07/01/26Δ	150,000	121,539
5.25%, 12/01/26 144A	120,000	101,305
5.75%, 12/01/28 144A	20,000	16,000
5.13%, 06/01/29	140,000	90,591
Dollar Tree, Inc.
4.00%, 05/15/25	325,000	317,765
4.20%, 05/15/28	400,000	384,068
Dominion Energy, Inc.
3.07%, 08/15/24 STEP	675,000	651,117
3.38%, 04/01/30Δ	225,000	199,335
	Par	Value
2.25%, 08/15/31	$2,300,000	$1,842,491
Dow Chemical Co. (The)
6.30%, 03/15/33	40,000	42,357
Duke Energy Corporation
3.75%, 04/15/24Δ	200,000	196,602
3.15%, 08/15/27	550,000	509,193
4.30%, 03/15/28	65,000	62,783
2.45%, 06/01/30	1,800,000	1,488,881
Duke Energy Florida LLC
2.50%, 12/01/29Δ	1,600,000	1,377,237
Duke Energy Ohio, Inc.
3.65%, 02/01/29	350,000	326,543
Duke Energy Progress LLC
3.40%, 04/01/32	2,300,000	2,047,221
DuPont de Nemours, Inc.
4.49%, 11/15/25	350,000	344,868
4.73%, 11/15/28	350,000	346,499
East Ohio Gas Co. (The)
2.00%, 06/15/30 144A	125,000	98,908
Eaton Corporation
4.15%, 03/15/33	775,000	724,578
4.15%, 11/02/42	200,000	172,605
eBay, Inc.
5.95%, 11/22/27	45,000	46,360
6.30%, 11/22/32Δ	15,000	15,688
Ecolab, Inc.
2.75%, 08/18/55	68,000	41,259
Elevance Health, Inc.
3.35%, 12/01/24Δ	130,000	126,166
3.65%, 12/01/27	190,000	179,913
4.10%, 05/15/32Δ	640,000	599,292
4.55%, 05/15/52	180,000	158,431
6.10%, 10/15/52	25,000	27,015
Emory University
1.57%, 09/01/25	1,600,000	1,468,280
2.14%, 09/01/30	1,170,000	973,946
Enel Finance America LLC
2.88%, 07/12/41 144A Δ	2,300,000	1,396,392
Energy Transfer LP
(Variable, ICE LIBOR USD 3M + 4.03%), 6.25%, 02/15/23ρ Δ ^	60,000	51,075
4.20%, 09/15/23	625,000	621,335
4.50%, 11/01/23	310,000	307,807
4.25%, 04/01/24Δ	100,000	98,287
4.50%, 04/15/24	230,000	226,913
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.13%), 6.75%, 05/15/25ρ Δ ^	280,000	243,250
5.95%, 12/01/25	300,000	304,927
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.69%), 6.50%, 11/15/26ρ ^	60,000	51,999
5.50%, 06/01/27	675,000	672,283
4.95%, 05/15/28	900,000	867,479
4.95%, 06/15/28	110,000	106,764
5.25%, 04/15/29	1,830,000	1,778,842
3.75%, 05/15/30Δ	1,090,000	966,757

See Notes to Financial Statements.

	Par	Value
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.31%), 7.13%, 05/15/30ρ ^	$ 360,000	$ 301,500
5.75%, 02/15/33	600,000	588,171
5.30%, 04/01/44	20,000	17,069
5.30%, 04/15/47	125,000	104,910
5.40%, 10/01/47	50,000	42,491
6.00%, 06/15/48	50,000	45,409
6.25%, 04/15/49	470,000	442,077
EnLink Midstream LLC
6.50%, 09/01/30 144A Δ	100,000	99,105
Entegris Escrow Corporation
5.95%, 06/15/30 144A	650,000	600,275
Entergy Louisiana LLC
5.40%, 11/01/24	1,200,000	1,206,915
4.75%, 09/15/52	30,000	27,339
Enterprise Products Operating LLC
4.15%, 10/16/28Δ	600,000	570,370
3.13%, 07/31/29	100,000	88,418
2.80%, 01/31/30	420,000	359,190
7.55%, 04/15/38	50,000	56,314
5.70%, 02/15/42	60,000	58,739
4.85%, 03/15/44	550,000	489,851
4.80%, 02/01/49	30,000	25,890
4.20%, 01/31/50	680,000	541,619
3.70%, 01/31/51	220,000	160,851
3.95%, 01/31/60	120,000	87,795
(Variable, ICE LIBOR USD 3M + 2.57%), 5.38%, 02/15/78^	330,000	252,567
EOG Resources, Inc.
4.15%, 01/15/26	160,000	157,220
4.38%, 04/15/30	40,000	38,933
3.90%, 04/01/35	260,000	233,863
4.95%, 04/15/50Δ	490,000	472,775
EPR Properties REIT
4.75%, 12/15/26	1,200,000	1,080,635
3.60%, 11/15/31	2,300,000	1,676,748
EQM Midstream Partners LP
4.13%, 12/01/26	1,800,000	1,604,480
5.50%, 07/15/28Δ	20,000	17,919
EQT Corporation
6.13%, 02/01/25	20,000	20,080
3.13%, 05/15/26 144A	10,000	9,203
3.90%, 10/01/27	1,050,000	971,919
5.00%, 01/15/29	100,000	94,519
7.00%, 02/01/30	35,000	36,358
3.63%, 05/15/31 144A Δ	210,000	178,596
Equifax, Inc.
5.10%, 12/15/27	1,800,000	1,782,872
Equinix, Inc. REIT
2.63%, 11/18/24	1,700,000	1,621,206
1.55%, 03/15/28	2,200,000	1,825,543
3.00%, 07/15/50	10,000	6,377
Equitable Holdings, Inc.
4.35%, 04/20/28	2,600,000	2,486,309
Exelon Corporation
4.05%, 04/15/30	325,000	303,270
5.63%, 06/15/35	415,000	424,238
	Par	Value
4.70%, 04/15/50	$ 25,000	$ 22,161
Expedia Group, Inc.
6.25%, 05/01/25 144A	2,054,000	2,074,382
4.63%, 08/01/27Δ	525,000	505,277
3.80%, 02/15/28Δ	300,000	276,430
2.95%, 03/15/31Δ	635,000	514,165
Exxon Mobil Corporation
1.57%, 04/15/23	30,000	29,722
2.99%, 03/19/25Δ	420,000	405,315
3.04%, 03/01/26	790,000	755,293
3.48%, 03/19/30	540,000	505,738
4.11%, 03/01/46	230,000	197,414
4.33%, 03/19/50Δ	190,000	168,680
3.45%, 04/15/51	60,000	45,440
F&G Global Funding
5.15%, 07/07/25 144A	1,200,000	1,177,206
Federal Realty Investment Trust REIT
3.50%, 06/01/30Δ	1,900,000	1,635,216
FedEx Corporation
4.05%, 02/15/48	380,000	291,859
Fidelity National Financial, Inc.
3.40%, 06/15/30	35,000	29,706
Fidelity National Information Services, Inc.
1.15%, 03/01/26	2,200,000	1,934,718
5.10%, 07/15/32	600,000	582,110
5.63%, 07/15/52Δ	600,000	554,244
Fifth Third Bancorp
2.38%, 01/28/25Δ	375,000	355,929
(Variable, U.S. SOFR + 2.19%), 6.36%, 10/27/28^	60,000	61,935
(Variable, U.S. SOFR Index + 2.13%), 4.77%, 07/28/30Δ ^	1,205,000	1,154,410
First-Citizens Bank & Trust Co.
(Variable, CME Term SOFR 3M + 1.72%), 2.97%, 09/27/25^	550,000	520,577
Fiserv, Inc.
4.20%, 10/01/28	375,000	356,188
Florida Power & Light Co.
3.80%, 12/15/42	425,000	355,472
Ford Motor Co.
3.25%, 02/12/32Δ	600,000	451,098
6.10%, 08/19/32Δ	220,000	203,951
Ford Motor Credit Co. LLC
3.37%, 11/17/23Δ	1,900,000	1,856,991
4.95%, 05/28/27	580,000	542,167
2.90%, 02/16/28	380,000	314,315
2.90%, 02/10/29	200,000	160,007
5.11%, 05/03/29Δ	220,000	199,716
4.00%, 11/13/30	1,220,000	1,003,822
Fortune Brands Innovations, Inc.
4.00%, 03/25/32	1,250,000	1,090,403
Fox Corporation
4.03%, 01/25/24	300,000	296,733
4.71%, 01/25/29	250,000	242,627
3.50%, 04/08/30Δ	125,000	111,363
5.48%, 01/25/39	250,000	229,598
5.58%, 01/25/49	20,000	18,055
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Freeport-McMoRan, Inc.
3.88%, 03/15/23	$ 10,000	$ 9,989
4.55%, 11/14/24	10,000	9,876
5.45%, 03/15/43	382,000	345,441
GA Global Funding Trust
1.25%, 12/08/23 144A	2,300,000	2,207,686
2.90%, 01/06/32 144A	1,450,000	1,155,461
Garden Spinco Corporation
8.63%, 07/20/30 144A	600,000	636,867
GATX Corporation
4.90%, 03/15/33	1,200,000	1,127,553
GE HealthCare Technologies, Inc.
6.38%, 11/22/52 144A	320,000	346,474
General Dynamics Corporation
3.50%, 05/15/25	40,000	39,041
4.25%, 04/01/40	30,000	27,666
4.25%, 04/01/50	160,000	143,362
General Electric Co.
5.88%, 01/14/38	20,000	20,521
4.35%, 05/01/50	45,000	37,152
General Mills, Inc.
4.20%, 04/17/28	375,000	363,766
General Motors Co.
4.00%, 04/01/25Δ	200,000	195,390
6.13%, 10/01/25	190,000	193,725
6.60%, 04/01/36	20,000	19,790
5.15%, 04/01/38Δ	50,000	43,508
5.95%, 04/01/49Δ	214,000	188,580
General Motors Financial Co., Inc.
4.30%, 07/13/25	300,000	291,112
1.25%, 01/08/26	50,000	44,130
4.35%, 01/17/27	500,000	476,273
3.85%, 01/05/28	70,000	64,106
5.65%, 01/17/29	500,000	492,691
4.30%, 04/06/29	400,000	359,838
2.70%, 06/10/31	575,000	443,242
3.10%, 01/12/32	100,000	78,881
Gilead Sciences, Inc.
3.70%, 04/01/24	230,000	226,286
3.65%, 03/01/26	45,000	43,488
4.00%, 09/01/36	45,000	40,017
4.50%, 02/01/45	275,000	245,095
4.75%, 03/01/46	20,000	18,167
Glencore Funding LLC
4.13%, 05/30/23 144A	20,000	19,898
4.13%, 03/12/24 144A	1,315,000	1,294,947
4.63%, 04/29/24 144A	658,000	650,577
1.63%, 04/27/26 144A	525,000	465,079
4.00%, 03/27/27 144A	480,000	454,376
3.88%, 10/27/27 144A Δ	210,000	197,023
2.63%, 09/23/31 144A	575,000	460,934
Global Payments, Inc.
2.65%, 02/15/25	400,000	376,920
5.30%, 08/15/29Δ	550,000	533,655
2.90%, 05/15/30	1,600,000	1,319,439
Goldman Sachs Capital II
(Variable, ICE LIBOR USD 3M + 0.77%), 5.53%, 02/03/23† ρ	3,000	2,269
	Par	Value
Goldman Sachs Group, Inc. (The)
3.20%, 02/23/23	$ 250,000	$ 249,388
3.85%, 07/08/24	150,000	146,943
3.50%, 04/01/25	320,000	308,161
4.25%, 10/21/25	530,000	518,531
3.50%, 11/16/26	700,000	657,827
(Floating, ICE LIBOR USD 3M + 1.75%), 6.12%, 10/28/27†	1,800,000	1,833,002
(Variable, U.S. SOFR + 1.85%), 3.62%, 03/15/28^	120,000	111,853
(Variable, ICE LIBOR USD 3M + 1.16%), 3.81%, 04/23/29^	530,000	485,915
(Variable, ICE LIBOR USD 3M + 1.30%), 4.22%, 05/01/29^	1,350,000	1,262,338
(Variable, U.S. SOFR + 1.26%), 2.65%, 10/21/32^	1,540,000	1,223,979
6.75%, 10/01/37	110,000	117,488
6.25%, 02/01/41	540,000	569,297
(Variable, U.S. SOFR + 1.51%), 3.21%, 04/22/42^	60,000	43,716
(Variable, U.S. SOFR + 1.47%), 2.91%, 07/21/42^	150,000	103,282
5.15%, 05/22/45	550,000	499,651
4.75%, 10/21/45	220,000	195,121
Goodman U.S. Finance Five LLC REIT
4.63%, 05/04/32 144A	2,000,000	1,835,134
Goodman U.S. Finance Three LLC REIT
3.70%, 03/15/28 144A	1,000,000	905,586
Great Lakes Dredge & Dock Corporation
5.25%, 06/01/29 144A Δ	450,000	350,415
Great-West Lifeco Finance 2018 LP
4.05%, 05/17/28 144A	89,000	83,749
Guardian Life Global Funding
1.10%, 06/23/25 144A	100,000	90,749
H&E Equipment Services, Inc.
3.88%, 12/15/28 144A	375,000	320,079
Halliburton Co.
3.80%, 11/15/25	26,000	25,340
6.70%, 09/15/38	25,000	26,481
5.00%, 11/15/45	190,000	169,803
Hasbro, Inc.
3.90%, 11/19/29	45,000	40,196
HCA, Inc.
5.25%, 04/15/25	120,000	119,495
5.88%, 02/15/26	60,000	60,506
5.25%, 06/15/26	25,000	24,741
5.38%, 09/01/26	1,600,000	1,585,803
3.13%, 03/15/27 144A	2,100,000	1,918,085
3.50%, 09/01/30	180,000	156,142
3.63%, 03/15/32 144A	700,000	596,252
5.50%, 06/15/47	50,000	44,809
4.63%, 03/15/52 144A	20,000	15,770
Healthcare Realty Holdings LP REIT
3.10%, 02/15/30	1,500,000	1,259,648
2.05%, 03/15/31	175,000	128,771

See Notes to Financial Statements.

	Par	Value
Hess Corporation
5.80%, 04/01/47Δ	$ 20,000	$ 19,331
Hewlett Packard Enterprise Co.
2.25%, 04/01/23Δ	1,000,000	992,640
4.45%, 10/02/23Δ	250,000	248,581
4.90%, 10/15/25	915,000	908,041
6.35%, 10/15/45	50,000	50,222
Hillenbrand, Inc.
3.75%, 03/01/31	350,000	287,455
Hilton Domestic Operating Co., Inc.
3.63%, 02/15/32 144A	250,000	200,645
Home Depot, Inc. (The)
2.50%, 04/15/27Δ	90,000	83,087
3.90%, 12/06/28	270,000	260,934
2.70%, 04/15/30	170,000	148,707
4.50%, 09/15/32	475,000	466,925
3.30%, 04/15/40	450,000	362,435
5.95%, 04/01/41	10,000	10,973
4.50%, 12/06/48	35,000	32,155
3.35%, 04/15/50	540,000	404,842
Honeywell International, Inc.
1.35%, 06/01/25	180,000	166,710
4.95%, 02/15/28	60,000	60,988
Hormel Foods Corporation
1.80%, 06/11/30	35,000	28,609
Host Hotels & Resorts LP REIT
2.90%, 12/15/31	475,000	365,753
HP, Inc.
1.45%, 06/17/26	70,000	61,555
4.00%, 04/15/29	105,000	96,271
5.50%, 01/15/33	10,000	9,455
Humana, Inc.
4.50%, 04/01/25	40,000	39,578
3.95%, 03/15/27	150,000	144,226
2.15%, 02/03/32Δ	90,000	70,716
4.63%, 12/01/42	60,000	52,913
4.95%, 10/01/44	70,000	63,978
4.80%, 03/15/47	10,000	8,891
Huntington Bancshares, Inc.
4.00%, 05/15/25	550,000	536,686
(Variable, U.S. SOFR + 1.97%), 4.44%, 08/04/28^	1,250,000	1,188,273
Huntington Ingalls Industries, Inc.
0.67%, 08/16/23	2,500,000	2,427,953
Huntsman International LLC
4.50%, 05/01/29	325,000	293,515
2.95%, 06/15/31	250,000	195,237
Hyatt Hotels Corporation
1.80%, 10/01/24	2,875,000	2,696,751
5.63%, 04/23/25	1,250,000	1,242,366
4.38%, 09/15/28	40,000	36,775
Hyundai Capital America
1.00%, 09/17/24 144A	1,150,000	1,063,788
1.65%, 09/17/26 144A	2,300,000	2,034,024
Intel Corporation
3.70%, 07/29/25	80,000	78,183
1.60%, 08/12/28	460,000	392,386
	Par	Value
4.60%, 03/25/40	$ 10,000	$ 9,192
3.73%, 12/08/47	76,000	57,746
3.25%, 11/15/49	5,000	3,437
4.75%, 03/25/50Δ	160,000	140,031
3.05%, 08/12/51Δ	120,000	78,884
Intercontinental Exchange, Inc.
3.75%, 12/01/25Δ	65,000	63,334
4.60%, 03/15/33	5,000	4,811
3.00%, 06/15/50	1,500,000	1,024,489
International Business Machines Corporation
3.00%, 05/15/24	720,000	700,863
International Flavors & Fragrances, Inc.
1.83%, 10/15/27 144A	650,000	547,397
4.38%, 06/01/47	1,000,000	786,853
Intuit, Inc.
1.35%, 07/15/27	175,000	151,878
Invitation Homes Operating Partnership LP REIT
2.30%, 11/15/28	375,000	311,391
IPALCO Enterprises, Inc.
4.25%, 05/01/30	2,450,000	2,188,349
ITC Holdings Corporation
2.95%, 05/14/30 144A	1,900,000	1,611,504
Jackson Financial, Inc.
5.67%, 06/08/32Δ	600,000	562,810
JBS U.S.A. LUX SA
5.13%, 02/01/28 144A	1,200,000	1,138,955
5.50%, 01/15/30 144A	55,000	52,463
Jefferies Finance LLC
5.00%, 08/15/28 144A	650,000	531,180
JPMorgan Chase & Co.
(Variable, ICE LIBOR USD 3M + 0.73%), 3.56%, 04/23/24^	800,000	794,897
(Variable, U.S. SOFR + 1.46%), 1.51%, 06/01/24^	770,000	757,662
(Variable, ICE LIBOR USD 3M + 0.89%), 3.80%, 07/23/24^	175,000	173,292
(Variable, ICE LIBOR USD 3M + 1.00%), 4.02%, 12/05/24^	1,425,000	1,404,616
(Variable, U.S. SOFR + 3.13%), 4.60%, 02/01/25ρ ^	632,000	558,530
(Variable, U.S. SOFR + 1.16%), 2.30%, 10/15/25^	650,000	613,642
(Variable, U.S. SOFR + 1.85%), 2.08%, 04/22/26^	460,000	427,193
2.95%, 10/01/26	700,000	654,753
(Variable, ICE LIBOR USD 3M + 1.25%), 3.96%, 01/29/27^	875,000	835,965
(Variable, U.S. SOFR + 0.89%), 1.58%, 04/22/27^	70,000	61,690
4.25%, 10/01/27	320,000	308,898
3.63%, 12/01/27	900,000	835,228
(Variable, ICE LIBOR USD 3M + 1.34%), 3.78%, 02/01/28^	1,794,000	1,681,035
(Variable, U.S. SOFR + 1.17%), 2.95%, 02/24/28^	70,000	63,567
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
(Variable, U.S. SOFR + 1.89%), 2.18%, 06/01/28^	$ 70,000	$ 61,406
(Variable, ICE LIBOR USD 3M + 0.95%), 3.51%, 01/23/29^	1,720,000	1,566,546
(Variable, ICE LIBOR USD 3M + 1.26%), 4.20%, 07/23/29^	380,000	355,446
(Variable, U.S. SOFR + 1.75%), 4.57%, 06/14/30^	1,200,000	1,134,518
(Variable, U.S. SOFR + 3.79%), 4.49%, 03/24/31^	75,000	70,417
(Variable, U.S. SOFR + 2.04%), 2.52%, 04/22/31^	550,000	452,601
(Variable, U.S. SOFR + 2.52%), 2.96%, 05/13/31^	200,000	165,713
(Variable, U.S. SOFR + 1.18%), 2.55%, 11/08/32Δ ^	590,000	469,471
(Variable, U.S. SOFR + 2.58%), 5.72%, 09/14/33^	600,000	591,819
4.95%, 06/01/45	400,000	360,559
(Variable, U.S. SOFR + 2.44%), 3.11%, 04/22/51^	170,000	113,025
(Variable, U.S. SOFR + 1.58%), 3.33%, 04/22/52^	45,000	31,001
Kennedy-Wilson, Inc.
4.75%, 03/01/29	100,000	79,385
Keurig Dr. Pepper, Inc.
4.50%, 04/15/52	550,000	463,796
KeyCorp
(Variable, U.S. SOFR Index + 2.06%), 4.79%, 06/01/33Δ ^	40,000	38,027
Kilroy Realty LP REIT
4.75%, 12/15/28	1,750,000	1,598,171
Kimberly-Clark Corporation
2.88%, 02/07/50Δ	5,000	3,459
Kinder Morgan Energy Partners LP
3.50%, 09/01/23Δ	2,000,000	1,979,072
4.25%, 09/01/24	950,000	935,015
Kinder Morgan, Inc.
4.30%, 03/01/28	50,000	48,070
5.45%, 08/01/52	28,000	25,360
KKR Group Finance Co. II LLC
5.50%, 02/01/43 144A	30,000	27,879
Kraft Heinz Foods Co.
6.88%, 01/26/39	30,000	32,990
L3Harris Technologies, Inc.
5.05%, 04/27/45	50,000	45,288
LBJ Infrastructure Group LLC
3.80%, 12/31/57 144A	1,000,000	641,678
Lehman Escrow Bonds
0.00%, 01/18/12ρ #	200,000	700
0.00%, 01/24/13#	2,300,000	8,050
0.00%, 07/19/17††† ρ #	150,000	—
0.00%, 12/28/17††† ρ #	3,340,000	—
0.00%, 02/13/23††† ρ #	2,330,000	—
Level 3 Financing, Inc.
3.40%, 03/01/27 144A	1,600,000	1,357,387
Life Storage LP REIT
3.88%, 12/15/27	900,000	835,593
	Par	Value
Lincoln National Corporation
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.32%), 9.25%, 12/01/27ρ Δ ^	$ 150,000	$ 158,373
3.05%, 01/15/30	20,000	16,648
Lockheed Martin Corporation
3.90%, 06/15/32	160,000	151,520
5.25%, 01/15/33	675,000	699,395
4.50%, 05/15/36	50,000	48,128
4.15%, 06/15/53	730,000	627,751
Louisville Gas and Electric Co.
4.25%, 04/01/49	30,000	25,234
Lowe's Cos., Inc.
3.10%, 05/03/27	150,000	140,136
1.70%, 09/15/28	900,000	759,063
4.50%, 04/15/30Δ	110,000	105,971
1.70%, 10/15/30	675,000	531,018
5.00%, 04/15/33Δ	475,000	466,687
3.00%, 10/15/50	150,000	96,703
4.25%, 04/01/52	475,000	382,058
Maple Grove Funding Trust I
4.16%, 08/15/51 144A	495,000	336,291
Marathon Petroleum Corporation
3.80%, 04/01/28	125,000	115,721
Markel Corporation
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.66%), 6.00%, 06/01/25ρ ^	500,000	484,375
Marriott International, Inc.
5.00%, 10/15/27	1,000,000	990,012
4.63%, 06/15/30	600,000	562,889
Mars, Inc.
2.70%, 04/01/25 144A	400,000	381,398
3.20%, 04/01/30 144A	475,000	426,651
2.38%, 07/16/40 144A	150,000	102,852
Marsh & McLennan Cos., Inc.
3.75%, 03/14/26	350,000	340,229
4.38%, 03/15/29	500,000	485,636
Martin Marietta Materials, Inc.
3.20%, 07/15/51	325,000	222,612
Masco Corporation
1.50%, 02/15/28	2,575,000	2,139,914
Mastercard, Inc.
3.30%, 03/26/27	250,000	238,888
3.85%, 03/26/50	310,000	263,628
McDonald’s Corporation
1.45%, 09/01/25Δ	40,000	36,751
3.50%, 03/01/27	360,000	343,769
3.50%, 07/01/27	330,000	314,042
3.80%, 04/01/28	90,000	86,437
3.60%, 07/01/30	160,000	147,541
6.30%, 03/01/38	35,000	38,423
3.63%, 09/01/49	130,000	99,031
4.20%, 04/01/50	740,000	624,289
McDonald's Corporation
4.60%, 09/09/32	375,000	369,189

See Notes to Financial Statements.

	Par	Value
Medtronic, Inc.
4.63%, 03/15/45Δ	$ 36,000	$ 33,932
Meta Platforms, Inc.
3.50%, 08/15/27Δ	1,175,000	1,098,904
3.85%, 08/15/32 144A Δ	945,000	840,592
MetLife Capital Trust IV
7.88%, 12/15/37 144A	300,000	324,782
MetLife, Inc.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.58%), 3.85%, 09/15/25ρ Δ ^	1,000,000	931,250
6.40%, 12/15/36Δ	50,000	48,418
5.00%, 07/15/52	1,200,000	1,149,898
Metropolitan Life Global Funding I
3.45%, 12/18/26 144A	2,000,000	1,874,488
Microchip Technology, Inc.
2.67%, 09/01/23	675,000	662,569
Micron Technology, Inc.
6.75%, 11/01/29	40,000	40,861
Microsoft Corporation
2.88%, 02/06/24	470,000	461,461
2.40%, 08/08/26	1,340,000	1,251,852
3.30%, 02/06/27	800,000	773,010
3.45%, 08/08/36Δ	515,000	460,077
2.53%, 06/01/50	18,000	12,074
2.92%, 03/17/52Δ	37,000	26,625
3.04%, 03/17/62Δ	108,000	76,046
MidAmerican Energy Co.
3.65%, 04/15/29	350,000	328,984
Mileage Plus Holdings LLC
6.50%, 06/20/27 144A	261,000	260,061
Mondelez International, Inc.
1.50%, 05/04/25Δ	670,000	621,176
Morgan Stanley
3.70%, 10/23/24	775,000	757,323
(Variable, U.S. SOFR + 1.15%), 2.72%, 07/22/25^	725,000	693,834
(Variable, U.S. SOFR + 1.99%), 2.19%, 04/28/26^	750,000	698,121
(Variable, U.S. SOFR + 0.72%), 0.99%, 12/10/26^	70,000	61,423
3.63%, 01/20/27	1,475,000	1,394,819
3.95%, 04/23/27	398,000	377,114
(Variable, U.S. SOFR + 0.88%), 1.59%, 05/04/27^	60,000	52,766
(Variable, U.S. SOFR + 1.00%), 2.48%, 01/21/28^	70,000	62,384
(Variable, ICE LIBOR USD 3M + 1.14%), 3.77%, 01/24/29^	220,000	202,184
(Variable, ICE LIBOR USD 3M + 1.63%), 4.43%, 01/23/30^	385,000	361,105
(Variable, U.S. SOFR + 1.14%), 2.70%, 01/22/31^	1,895,000	1,574,447
(Variable, U.S. SOFR + 3.12%), 3.62%, 04/01/31^	760,000	667,076
(Variable, U.S. SOFR + 1.03%), 1.79%, 02/13/32^	725,000	548,352
	Par	Value
(Variable, U.S. SOFR + 1.20%), 2.51%, 10/20/32Δ ^	$ 340,000	$ 266,913
(Variable, U.S. SOFR + 2.08%), 4.89%, 07/20/33^	1,200,000	1,134,617
(Variable, U.S. SOFR + 1.36%), 2.48%, 09/16/36^	1,280,000	934,223
Mosaic Co. (The)
5.45%, 11/15/33	30,000	29,363
MPLX LP
4.88%, 12/01/24	230,000	228,406
4.88%, 06/01/25	100,000	98,635
4.00%, 03/15/28	50,000	46,674
4.80%, 02/15/29	575,000	552,836
4.50%, 04/15/38	570,000	484,852
4.70%, 04/15/48	320,000	255,490
5.50%, 02/15/49	595,000	529,609
MPT Operating Partnership LP REIT
5.00%, 10/15/27	60,000	50,566
4.63%, 08/01/29	465,000	355,439
3.50%, 03/15/31Δ	190,000	130,639
National Retail Properties, Inc. REIT
3.90%, 06/15/24	255,000	249,177
3.60%, 12/15/26	250,000	233,468
National Securities Clearing Corporation
1.50%, 04/23/25 144A	400,000	371,408
Nature Conservancy (The)
0.94%, 07/01/26	25,000	22,132
1.30%, 07/01/28	25,000	20,987
New York Life Global Funding
0.95%, 06/24/25 144A	200,000	181,429
NextEra Energy Capital Holdings, Inc.
1.90%, 06/15/28	965,000	827,170
2.25%, 06/01/30	1,900,000	1,572,049
5.00%, 07/15/32	450,000	444,580
NFP Corporation
7.50%, 10/01/30 144A	600,000	567,944
Niagara Mohawk Power Corporation
4.28%, 12/15/28 144A	2,000,000	1,851,069
NIKE, Inc.
2.40%, 03/27/25	140,000	133,864
2.75%, 03/27/27Δ	20,000	18,738
3.25%, 03/27/40	110,000	90,100
3.38%, 03/27/50Δ	270,000	214,081
NiSource, Inc.
3.49%, 05/15/27Δ	725,000	684,953
3.60%, 05/01/30	100,000	89,581
3.95%, 03/30/48	450,000	354,112
Nissan Motor Acceptance Co. LLC
2.75%, 03/09/28 144A	2,200,000	1,788,271
Northrop Grumman Corporation
2.93%, 01/15/25	350,000	336,177
3.25%, 01/15/28	840,000	777,524
5.25%, 05/01/50	180,000	179,720
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Northwell Healthcare, Inc.
6.15%, 11/01/43	$ 375,000	$ 383,897
Northwestern Mutual Life Insurance Co. (The)
6.06%, 03/30/40 144A	300,000	309,653
3.85%, 09/30/47 144A	250,000	193,302
NOV, Inc.
3.95%, 12/01/42	20,000	14,097
NRG Energy, Inc.
3.75%, 06/15/24 144A	625,000	602,539
3.63%, 02/15/31 144A	850,000	648,147
NuStar Logistics LP
6.38%, 10/01/30	700,000	648,508
NVIDIA Corporation
2.85%, 04/01/30Δ	350,000	306,455
3.50%, 04/01/40	620,000	507,867
3.50%, 04/01/50	800,000	609,884
3.70%, 04/01/60	460,000	344,860
Occidental Petroleum Corporation
6.95%, 07/01/24	136,000	138,614
5.55%, 03/15/26	360,000	359,237
3.20%, 08/15/26	260,000	239,665
7.88%, 09/15/31	280,000	308,777
6.45%, 09/15/36	205,000	209,562
4.63%, 06/15/45	130,000	105,238
6.60%, 03/15/46	220,000	226,874
4.20%, 03/15/48	80,000	61,887
Omega Healthcare Investors, Inc. REIT
3.63%, 10/01/29	1,600,000	1,318,744
ONEOK, Inc.
6.35%, 01/15/31	1,600,000	1,634,336
Oracle Corporation
2.95%, 04/01/30	121,000	103,952
2.88%, 03/25/31	700,000	584,159
3.60%, 04/01/40	400,000	298,797
4.00%, 07/15/46	300,000	221,531
6.90%, 11/09/52	1,100,000	1,193,801
Otis Worldwide Corporation
2.06%, 04/05/25	130,000	121,832
2.29%, 04/05/27	200,000	179,567
2.57%, 02/15/30Δ	25,000	21,119
Owl Rock Capital Corporation
2.88%, 06/11/28	2,200,000	1,730,212
Pacific Gas and Electric Co.
1.70%, 11/15/23	2,200,000	2,129,837
3.40%, 08/15/24	600,000	576,375
3.15%, 01/01/26	1,300,000	1,209,477
2.95%, 03/01/26	800,000	734,949
2.10%, 08/01/27	370,000	316,745
4.55%, 07/01/30	1,800,000	1,641,147
2.50%, 02/01/31	610,000	478,051
3.30%, 08/01/40	165,000	112,912
4.95%, 07/01/50	10,000	7,839
3.50%, 08/01/50	70,000	44,508
PacifiCorp
4.15%, 02/15/50	50,000	41,541
	Par	Value
Paramount Global
5.85%, 09/01/43	$ 25,000	$ 20,960
4.95%, 05/19/50	700,000	515,274
Parsley Energy LLC
4.13%, 02/15/28 144A	30,000	27,658
PayPal Holdings, Inc.
1.65%, 06/01/25	230,000	213,546
2.65%, 10/01/26	50,000	46,261
2.85%, 10/01/29	50,000	43,781
2.30%, 06/01/30	300,000	247,890
PepsiCo, Inc.
0.75%, 05/01/23	300,000	296,154
2.25%, 03/19/25Δ	20,000	19,046
2.63%, 03/19/27	30,000	27,955
1.63%, 05/01/30	250,000	204,996
2.88%, 10/15/49	100,000	72,147
Phillips 66
3.85%, 04/09/25	100,000	97,723
1.30%, 02/15/26	175,000	157,227
Physicians Realty LP REIT
3.95%, 01/15/28	2,400,000	2,200,036
Pioneer Natural Resources Co.
1.13%, 01/15/26	70,000	62,535
2.15%, 01/15/31	290,000	231,419
Plains All American Pipeline LP
3.85%, 10/15/23Δ	1,375,000	1,356,029
PNC Financial Services Group, Inc. (The)
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.60%), 3.40%, 09/15/26ρ ^	1,000,000	795,000
(Variable, U.S. SOFR Index + 2.14%), 6.04%, 10/28/33^	40,000	41,914
Post Holdings, Inc.
5.50%, 12/15/29 144A	350,000	317,450
Principal Life Global Funding II
1.25%, 06/23/25 144A	90,000	82,001
Procter & Gamble Co. (The)
2.80%, 03/25/27	40,000	37,562
3.00%, 03/25/30	130,000	119,168
Progress Energy, Inc.
7.75%, 03/01/31	350,000	398,654
Prologis LP REIT
4.63%, 01/15/33	650,000	632,327
Prospect Capital Corporation
3.44%, 10/15/28	25,000	19,218
Prudential Financial, Inc.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.23%), 6.00%, 09/01/52Δ ^	600,000	583,747
Public Service Co. of Colorado
4.50%, 06/01/52	35,000	31,804
Public Storage REIT
0.88%, 02/15/26	70,000	62,129
1.85%, 05/01/28	5,000	4,306
0.50%, 09/09/30(E)	2,000,000	1,617,975

See Notes to Financial Statements.

	Par	Value
PulteGroup, Inc.
5.50%, 03/01/26	$ 60,000	$ 60,324
Qorvo, Inc.
4.38%, 10/15/29	40,000	35,441
QUALCOMM, Inc.
4.65%, 05/20/35	50,000	48,944
Range Resources Corporation
4.88%, 05/15/25	10,000	9,515
Raymond James Financial, Inc.
4.65%, 04/01/30	75,000	72,622
Raytheon Technologies Corporation
3.15%, 12/15/24	120,000	115,703
3.95%, 08/16/25	530,000	518,921
3.50%, 03/15/27	550,000	525,380
4.13%, 11/16/28Δ	795,000	764,080
2.25%, 07/01/30	270,000	226,026
4.50%, 06/01/42	90,000	82,011
4.05%, 05/04/47	375,000	311,712
Realty Income Corporation REIT
3.95%, 08/15/27	150,000	143,472
3.25%, 01/15/31	1,800,000	1,570,579
2.85%, 12/15/32	800,000	653,512
Regency Centers LP REIT
2.95%, 09/15/29	775,000	653,822
Regeneron Pharmaceuticals, Inc.
1.75%, 09/15/30	1,500,000	1,168,811
Reinsurance Group of America, Inc.
3.90%, 05/15/29	55,000	50,565
RELX Capital, Inc.
3.50%, 03/16/23	300,000	298,812
Republic Services, Inc.
2.50%, 08/15/24	190,000	182,272
Roche Holdings, Inc.
2.61%, 12/13/51 144A	820,000	537,185
Rocket Mortgage LLC
4.00%, 10/15/33 144A	850,000	636,059
Roper Technologies, Inc.
4.20%, 09/15/28	500,000	484,832
Rush Obligated Group
3.92%, 11/15/29	400,000	369,498
S&P Global, Inc.
4.75%, 08/01/28 144A	65,000	64,473
4.25%, 05/01/29 144A	10,000	9,587
Sabine Pass Liquefaction LLC
5.63%, 03/01/25	450,000	451,170
5.00%, 03/15/27	425,000	417,885
4.20%, 03/15/28	300,000	283,012
5.90%, 09/15/37 144A	30,000	30,204
Sabra Health Care LP REIT
3.90%, 10/15/29	1,500,000	1,261,214
Safehold Operating Partnership LP REIT
2.85%, 01/15/32	750,000	573,247
Salesforce, Inc.
3.25%, 04/11/23	300,000	298,950
Santander Holdings U.S.A., Inc.
4.50%, 07/17/25	60,000	58,795
	Par	Value
3.24%, 10/05/26	$1,100,000	$1,023,671
SBA Tower Trust
2.84%, 01/15/25 144A	2,200,000	2,076,182
SBA Tower Trust REIT
2.33%, 01/15/28 144A	2,300,000	1,933,433
6.60%, 01/15/28 144A	298,000	300,817
Schlumberger Holdings Corporation
3.90%, 05/17/28 144A	252,000	235,677
Sempra Energy
3.40%, 02/01/28	275,000	256,100
ServiceNow, Inc.
1.40%, 09/01/30	675,000	519,569
Sherwin-Williams Co. (The)
3.13%, 06/01/24	700,000	680,563
3.45%, 06/01/27	350,000	328,550
2.95%, 08/15/29	475,000	417,963
Skyworks Solutions, Inc.
1.80%, 06/01/26Δ	2,200,000	1,940,213
Smithfield Foods, Inc.
5.20%, 04/01/29 144A	100,000	91,804
Sotheby's
5.88%, 06/01/29 144A	325,000	273,325
Southern California Edison Co.
3.70%, 08/01/25	2,800,000	2,713,839
4.20%, 03/01/29	400,000	382,309
4.88%, 03/01/49	35,000	31,250
Southern California Gas Co.
2.95%, 04/15/27	2,100,000	1,942,286
Southern Co. Gas Capital Corporation
3.25%, 06/15/26	300,000	280,021
Southern Copper Corporation
5.25%, 11/08/42	2,500,000	2,390,338
Southern Natural Gas Co. LLC
8.00%, 03/01/32	400,000	441,475
Southern Power Co.
0.90%, 01/15/26	2,200,000	1,941,160
4.95%, 12/15/46	35,000	30,091
Southwestern Electric Power Co.
2.75%, 10/01/26	65,000	59,985
Southwestern Energy Co.
5.38%, 02/01/29	10,000	9,285
5.38%, 03/15/30	70,000	63,976
4.75%, 02/01/32	120,000	102,782
Spirit Realty LP REIT
4.45%, 09/15/26	1,200,000	1,149,567
4.00%, 07/15/29	750,000	655,484
Sprint Capital Corporation
8.75%, 03/15/32	60,000	71,541
Standard Industries, Inc.
5.00%, 02/15/27 144A	200,000	184,844
Starbucks Corporation
3.80%, 08/15/25	625,000	612,176
4.00%, 11/15/28Δ	475,000	454,016
2.55%, 11/15/30	1,900,000	1,606,930
3.00%, 02/14/32Δ	550,000	471,662
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
State Street Corporation
(Variable, U.S. SOFR + 0.56%), 1.68%, 11/18/27Δ ^	$ 15,000	$ 13,325
(Variable, U.S. SOFR + 0.73%), 2.20%, 02/07/28^	70,000	63,052
(Variable, U.S. SOFR + 2.65%), 3.15%, 03/30/31^	240,000	212,402
Steel Dynamics, Inc.
2.40%, 06/15/25	140,000	131,513
1.65%, 10/15/27	275,000	231,279
Stifel Financial Corporation
4.00%, 05/15/30	1,900,000	1,656,919
Sutter Health
2.29%, 08/15/30	215,000	174,907
SVB Financial Group
2.10%, 05/15/28Δ	50,000	41,501
Synchrony Financial
2.88%, 10/28/31	30,000	22,635
Syneos Health, Inc.
3.63%, 01/15/29 144A Δ	225,000	181,315
Sysco Corporation
6.60%, 04/01/40	650,000	703,555
Take-Two Interactive Software, Inc.
3.70%, 04/14/27	470,000	443,655
Tallgrass Energy Partners LP
6.00%, 12/31/30 144A Δ	10,000	8,660
Targa Resources Corporation
4.20%, 02/01/33	610,000	528,527
Targa Resources Partners LP
6.50%, 07/15/27	355,000	357,829
5.00%, 01/15/28	70,000	66,891
6.88%, 01/15/29	1,150,000	1,162,378
5.50%, 03/01/30	120,000	113,089
4.88%, 02/01/31	295,000	265,179
4.00%, 01/15/32	30,000	25,236
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39 144A	46,000	51,128
4.90%, 09/15/44 144A	280,000	258,923
Teledyne FLIR LLC
2.50%, 08/01/30	250,000	202,957
Tennessee Gas Pipeline Co. LLC
2.90%, 03/01/30 144A	1,440,000	1,213,115
Texas Instruments, Inc.
1.75%, 05/04/30	120,000	99,292
Textron, Inc.
2.45%, 03/15/31Δ	1,700,000	1,370,457
Time Warner Cable Enterprises LLC
8.38%, 03/15/23	975,000	981,171
8.38%, 07/15/33	390,000	435,914
Time Warner Cable LLC
6.55%, 05/01/37	90,000	86,359
7.30%, 07/01/38	900,000	898,718
5.88%, 11/15/40	300,000	263,826
TJX Cos., Inc. (The)
2.25%, 09/15/26	40,000	36,686
T-Mobile U.S.A., Inc.
3.50%, 04/15/25	1,495,000	1,439,981
	Par	Value
1.50%, 02/15/26	$ 400,000	$ 359,161
3.75%, 04/15/27	425,000	401,500
2.05%, 02/15/28	1,025,000	883,771
3.38%, 04/15/29	1,300,000	1,147,362
3.88%, 04/15/30	2,006,000	1,826,597
2.55%, 02/15/31	1,570,000	1,291,099
3.50%, 04/15/31	450,000	389,301
2.70%, 03/15/32	610,000	496,039
5.20%, 01/15/33	475,000	474,191
3.00%, 02/15/41	365,000	259,328
3.40%, 10/15/52	380,000	258,796
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26	1,110,000	1,187,035
3.25%, 05/15/30	870,000	759,255
TransDigm, Inc.
6.38%, 06/15/26Δ	350,000	340,533
7.50%, 03/15/27	300,000	297,288
4.63%, 01/15/29	130,000	114,533
Tronox, Inc.
4.63%, 03/15/29 144A Δ	1,225,000	1,020,578
Truist Financial Corporation
(Variable, U.S. SOFR + 0.61%), 1.27%, 03/02/27^	70,000	62,144
(Variable, U.S. SOFR + 2.30%), 6.12%, 10/28/33Δ ^	20,000	21,183
Trustage Financial Group, Inc.
4.63%, 04/15/32 144A	1,300,000	1,128,390
U.S. Bancorp
1.45%, 05/12/25	580,000	538,669
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.54%), 3.70%, 01/15/27ρ ^	775,000	635,500
(Variable, U.S. SOFR + 0.73%), 2.22%, 01/27/28^	70,000	62,968
(Variable, U.S. SOFR + 2.09%), 5.85%, 10/21/33^	20,000	20,898
UDR, Inc. REIT
3.20%, 01/15/30	1,200,000	1,046,668
2.10%, 08/01/32	150,000	111,042
Union Pacific Corporation
3.75%, 07/15/25Δ	210,000	204,422
2.80%, 02/14/32Δ	725,000	628,652
2.89%, 04/06/36	600,000	481,295
3.84%, 03/20/60	480,000	376,759
3.75%, 02/05/70	80,000	59,126
United Airlines, Inc.
4.38%, 04/15/26 144A	210,000	195,011
4.63%, 04/15/29 144A	310,000	270,460
United Parcel Service, Inc.
6.20%, 01/15/38	40,000	44,441
United Rentals North America, Inc.
3.88%, 02/15/31	60,000	50,433
3.75%, 01/15/32	190,000	155,255
UnitedHealth Group, Inc.
3.50%, 06/15/23	90,000	89,507
4.00%, 05/15/29	290,000	277,722
5.30%, 02/15/30	2,225,000	2,303,639

See Notes to Financial Statements.

	Par	Value
2.00%, 05/15/30	$ 150,000	$ 124,349
2.30%, 05/15/31Δ	50,000	41,885
4.20%, 05/15/32	200,000	191,008
5.35%, 02/15/33	1,900,000	1,972,313
6.88%, 02/15/38	40,000	47,335
2.75%, 05/15/40	700,000	514,013
4.25%, 06/15/48	180,000	157,536
4.45%, 12/15/48	50,000	44,935
3.70%, 08/15/49	170,000	135,080
2.90%, 05/15/50	290,000	199,149
3.88%, 08/15/59	190,000	150,633
3.13%, 05/15/60	30,000	20,680
Universal Health Services, Inc.
2.65%, 10/15/30 144A	700,000	560,743
University of Chicago (The)
5.42%, 10/01/30	100,000	102,176
Vanguard Group, Inc. (The)
3.05%, 08/22/50†††	390,000	251,924
Ventas Realty LP REIT
3.00%, 01/15/30	1,700,000	1,439,734
Venture Global Calcasieu Pass LLC
3.88%, 11/01/33 144A	200,000	163,749
Verizon Communications, Inc.
3.00%, 03/22/27	70,000	65,220
2.10%, 03/22/28	290,000	252,654
4.33%, 09/21/28	452,000	436,310
3.88%, 02/08/29Δ	550,000	518,310
3.15%, 03/22/30	1,465,000	1,299,137
1.75%, 01/20/31	250,000	195,181
2.55%, 03/21/31	1,860,000	1,536,810
2.36%, 03/15/32Δ	806,000	641,951
4.50%, 08/10/33	790,000	744,882
5.25%, 03/16/37	530,000	528,217
2.65%, 11/20/40	840,000	573,958
3.40%, 03/22/41	80,000	60,733
3.85%, 11/01/42	40,000	32,084
4.13%, 08/15/46	890,000	715,634
4.86%, 08/21/46	290,000	263,254
5.50%, 03/16/47Δ	40,000	39,130
4.00%, 03/22/50	160,000	127,059
2.88%, 11/20/50	725,000	458,762
2.99%, 10/30/56	746,000	461,525
Vertiv Group Corporation
4.13%, 11/15/28 144A	100,000	85,118
Viatris, Inc.
4.00%, 06/22/50	25,000	15,577
Visa, Inc.
3.15%, 12/14/25Δ	455,000	439,214
2.05%, 04/15/30	270,000	229,354
4.30%, 12/14/45	460,000	424,854
Vistra Operations Co. LLC
3.55%, 07/15/24 144A	1,125,000	1,080,084
VMware, Inc.
4.65%, 05/15/27	700,000	679,623
3.90%, 08/21/27	500,000	468,156
1.80%, 08/15/28	295,000	241,941
2.20%, 08/15/31	600,000	458,231
	Par	Value
Volkswagen Group of America Finance LLC
3.13%, 05/12/23 144A	$1,600,000	$1,587,433
Vontier Corporation
2.40%, 04/01/28	700,000	561,887
Voya Financial, Inc.
5.70%, 07/15/43	170,000	159,227
Walmart, Inc.
1.05%, 09/17/26	70,000	62,158
1.50%, 09/22/28Δ	150,000	129,130
1.80%, 09/22/31	80,000	65,559
5.25%, 09/01/35	25,000	26,427
Walt Disney Co. (The)
3.70%, 09/15/24	625,000	612,119
6.65%, 11/15/37	150,000	169,877
Warnermedia Holdings, Inc.
3.76%, 03/15/27 144A	140,000	126,594
4.05%, 03/15/29 144A Δ	180,000	156,367
4.28%, 03/15/32 144A	2,875,000	2,378,722
5.05%, 03/15/42 144A	370,000	285,787
5.14%, 03/15/52 144A	1,090,000	800,523
Waste Management, Inc.
3.15%, 11/15/27	350,000	327,642
1.15%, 03/15/28Δ	250,000	209,170
4.15%, 04/15/32Δ	225,000	215,486
WEA Finance LLC REIT
3.75%, 09/17/24 144A	770,000	728,567
Wells Fargo & Co.
4.48%, 01/16/24	396,000	393,394
3.75%, 01/24/24	365,000	360,291
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.45%), 3.90%, 03/15/26ρ ^	700,000	613,123
(Variable, U.S. SOFR + 2.00%), 2.19%, 04/30/26^	490,000	456,792
4.10%, 06/03/26	440,000	426,936
(Variable, U.S. SOFR + 1.56%), 4.54%, 08/15/26^	1,700,000	1,668,614
3.00%, 10/23/26	1,660,000	1,538,414
(Variable, ICE LIBOR USD 3M + 1.17%), 3.20%, 06/17/27^	65,000	60,352
4.30%, 07/22/27Δ	1,780,000	1,718,824
(Variable, U.S. SOFR + 2.10%), 2.39%, 06/02/28^	70,000	61,981
(Variable, U.S. SOFR + 1.98%), 4.81%, 07/25/28^	1,835,000	1,794,834
4.15%, 01/24/29	125,000	118,035
(Variable, CME Term SOFR 3M + 1.43%), 2.88%, 10/30/30^	410,000	350,407
(Variable, U.S. SOFR + 4.03%), 4.48%, 04/04/31^	420,000	395,801
(Variable, U.S. SOFR + 1.50%), 3.35%, 03/02/33^	500,000	424,033
(Variable, U.S. SOFR + 2.10%), 4.90%, 07/25/33^	2,025,000	1,923,425
5.38%, 11/02/43	190,000	178,596
4.65%, 11/04/44	770,000	655,794
4.90%, 11/17/45	370,000	322,288
4.75%, 12/07/46	260,000	220,330
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
(Variable, U.S. SOFR + 4.50%), 5.01%, 04/04/51^	$3,200,000	$ 2,855,404
Welltower, Inc. REIT
4.25%, 04/01/26	898,000	871,753
3.10%, 01/15/30	50,000	42,426
Western Midstream Operating LP
(Floating, ICE LIBOR USD 3M + 1.10%), 5.04%, 01/13/23†	80,000	79,880
3.35%, 02/01/25	220,000	208,641
4.50%, 03/01/28	60,000	55,376
4.30%, 02/01/30Δ	980,000	849,930
5.45%, 04/01/44	75,000	62,335
5.30%, 03/01/48	65,000	53,465
5.50%, 08/15/48	160,000	133,278
5.50%, 02/01/50	130,000	106,157
Whirlpool Corporation
4.75%, 02/26/29Δ	360,000	351,580
Williams Cos., Inc. (The)
3.90%, 01/15/25	300,000	292,577
7.50%, 01/15/31	100,000	110,088
7.75%, 06/15/31	1,005,000	1,114,828
8.75%, 03/15/32	181,000	214,459
5.75%, 06/24/44	100,000	96,306
Workday, Inc.
3.50%, 04/01/27	385,000	360,993
3.70%, 04/01/29	515,000	473,382
3.80%, 04/01/32Δ	1,185,000	1,053,349
WP Carey, Inc. REIT
4.00%, 02/01/25	105,000	102,467
3.85%, 07/15/29	900,000	812,560
WR Grace Holdings LLC
4.88%, 06/15/27 144A Δ	730,000	647,787
WRKCo, Inc.
3.75%, 03/15/25	500,000	484,346
4.00%, 03/15/28	1,100,000	1,027,341
Xcel Energy, Inc.
3.35%, 12/01/26	1,125,000	1,059,563
Xerox Holdings Corporation
5.00%, 08/15/25 144A	1,240,000	1,136,577
XPO, Inc.
6.25%, 05/01/25 144A	22,000	22,299
Total Corporate Bonds (Cost $594,297,666)		529,671,437
FOREIGN BONDS — 9.9%
Argentina — 0.0%
Argentine Republic Government International Bond
1.00%, 07/09/29	93,932	25,184
(Step to 0.75% on 07/09/23), 0.50%, 07/09/30 STEP	1,614,303	438,057
(Step to 4.88% on 07/09/29), 3.50%, 07/09/41 STEP	810,000	230,425
Provincia de Buenos Aires
(Step to 6.38% on 09/01/23), 5.25%, 09/01/37 144A STEP	320,000	112,000
		805,666
	Par	Value
Australia — 0.2%
BHP Billiton Finance U.S.A., Ltd.
5.00%, 09/30/43	$ 170,000	$ 166,670
Commonwealth Bank of Australia
3.90%, 07/12/47 144A Δ	110,000	91,220
Macquarie Bank, Ltd.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.70%), 3.05%, 03/03/36 144A ^	225,000	163,709
Macquarie Group, Ltd.
(Variable, U.S. SOFR + 1.07%), 1.34%, 01/12/27 144A ^	250,000	218,385
(Variable, U.S. SOFR + 2.41%), 4.44%, 06/21/33 144A ^	650,000	568,084
(Variable, U.S. SOFR + 2.87%), 5.49%, 11/09/33 144A ^	600,000	568,969
Newcrest Finance Pty, Ltd.
3.25%, 05/13/30 144A	1,575,000	1,321,688
Westpac Banking Corporation
(Variable, USD ICE Swap Rate 5Y + 2.24%), 4.32%, 11/23/31^	175,000	165,160
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.00%), 4.11%, 07/24/34^	275,000	236,735
		3,500,620
Austria — 0.1%
Suzano Austria GmbH
3.75%, 01/15/31	460,000	387,125
3.13%, 01/15/32	720,000	562,404
		949,529
Brazil — 0.1%
Brazilian Government International Bond
5.63%, 01/07/41Δ	340,000	288,746
5.00%, 01/27/45	2,050,000	1,525,851
Vale Overseas, Ltd.
6.25%, 08/10/26	105,000	108,818
6.88%, 11/21/36	484,000	512,042
		2,435,457
Canada — 0.6%
1011778 BC ULC
4.00%, 10/15/30 144A	446,000	361,815
Alimentation Couche-Tard, Inc.
3.55%, 07/26/27 144A	75,000	69,547
Bank of Montreal
1.85%, 05/01/25Δ	500,000	467,099
(Variable, U.S. SOFR + 0.60%), 0.95%, 01/22/27^	70,000	61,946
(Variable, USD Swap 5Y + 1.43%), 3.80%, 12/15/32^	100,000	88,357
Bank of Nova Scotia (The)
1.30%, 06/11/25Δ	270,000	247,822

See Notes to Financial Statements.

	Par	Value
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.05%), 4.59%, 05/04/37^	$ 260,000	$ 223,289
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.39%), 8.63%, 10/27/82^	200,000	208,575
Brookfield Finance, Inc.
3.50%, 03/30/51	825,000	530,932
Canadian Imperial Bank of Commerce
0.95%, 06/23/23Δ	270,000	265,008
Canadian National Railway Co.
2.45%, 05/01/50	35,000	22,075
Canadian Pacific Railway Co.
2.45%, 12/02/31	400,000	333,571
3.00%, 12/02/41	30,000	22,894
3.10%, 12/02/51	370,000	252,101
CGI, Inc.
1.45%, 09/14/26Δ	2,300,000	2,039,715
Enbridge, Inc.
2.50%, 08/01/33Δ	850,000	659,877
Fairfax Financial Holdings, Ltd.
4.85%, 04/17/28	400,000	379,437
5.63%, 08/16/32 144A	800,000	755,701
Intact Financial Corporation
5.46%, 09/22/32 144A Δ	600,000	595,808
Rogers Communications, Inc.
3.80%, 03/15/32 144A	650,000	565,030
4.35%, 05/01/49	30,000	23,246
Royal Bank of Canada
1.60%, 04/17/23Δ	430,000	426,326
1.15%, 06/10/25	260,000	238,412
Teck Resources, Ltd.
3.90%, 07/15/30Δ	275,000	247,296
6.00%, 08/15/40	10,000	9,634
Toronto-Dominion Bank (The)
0.75%, 06/12/23	500,000	491,080
1.15%, 06/12/25	260,000	237,408
4.46%, 06/08/32	775,000	740,849
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.08%), 8.13%, 10/31/82(C) ^	250,000	260,625
TransCanada PipeLines, Ltd.
4.88%, 01/15/26	65,000	64,870
Waste Connections, Inc.
4.20%, 01/15/33	238,000	222,169
		11,112,514
Chile — 0.1%
Chile Government International Bond
2.45%, 01/31/31Δ	1,800,000	1,498,053
China — 0.3%
Avolon Holdings Funding, Ltd.
3.95%, 07/01/24 144A	1,175,000	1,126,286
2.88%, 02/15/25 144A	800,000	739,292
2.13%, 02/21/26 144A	2,500,000	2,155,490
4.25%, 04/15/26 144A	125,000	113,649
	Par	Value
China Government Bond
3.31%, 11/30/25(Y)	$1,000,000	$ 147,033
Park Aerospace Holdings, Ltd.
4.50%, 03/15/23 144A	20,000	19,952
5.50%, 02/15/24 144A	60,000	59,262
Sinopec Group Overseas Development 2014, Ltd.
4.38%, 04/10/24 144A	390,000	387,411
Tencent Holdings, Ltd.
3.84%, 04/22/51 144A	910,000	651,328
		5,399,703
Colombia — 0.1%
Colombia Government International Bond
4.13%, 02/22/42	650,000	410,257
5.63%, 02/26/44	1,080,000	797,133
Ecopetrol SA
5.88%, 05/28/45	1,420,000	992,345
		2,199,735
Denmark — 0.1%
Danske Bank A/S
5.38%, 01/12/24 144A	540,000	535,893
1.23%, 06/22/24 144A	280,000	261,656
(Variable, ICE LIBOR USD 3M + 1.59%), 3.24%, 12/20/25 144A ^	220,000	206,181
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.35%), 1.62%, 09/11/26 144A ^	1,800,000	1,588,406
Jyske Realkredit A/S
1.50%, 10/01/53(D) ɸ †††	1	—
Realkredit Danmark A/S
1.50%, 10/01/53(D) ɸ †††	1	—
		2,592,136
Finland — 0.0%
Nokia OYJ
4.38%, 06/12/27	9,000	8,518
France — 0.8%
Altice France SA
5.50%, 10/15/29 144A	250,000	191,079
BNP Paribas SA
3.50%, 03/01/23 144A	925,000	922,786
(Variable, USD Swap 5Y + 4.15%), 6.63%, 03/25/24 144A ρ ^	200,000	193,947
3.38%, 01/09/25 144A	450,000	433,675
(Variable, ICE LIBOR USD 3M + 2.24%), 4.71%, 01/10/25 144A ^	650,000	643,943
(Variable, U.S. SOFR + 2.07%), 2.22%, 06/09/26 144A ^	1,790,000	1,646,360
(Variable, U.S. SOFR + 1.00%), 1.32%, 01/13/27 144A ^	775,000	677,966
4.40%, 08/14/28 144A	1,040,000	988,698
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
(Variable, U.S. SOFR + 1.61%), 1.90%, 09/30/28 144A ^	$1,800,000	$ 1,504,057
(Variable, USD Swap 5Y + 1.48%), 4.38%, 03/01/33 144A ^	440,000	390,266
BPCE SA
4.00%, 09/12/23 144A	750,000	741,793
4.63%, 09/12/28 144A	375,000	348,820
(Variable, U.S. SOFR + 1.31%), 2.28%, 01/20/32 144A ^	375,000	283,067
(Variable, U.S. SOFR + 1.73%), 3.12%, 10/19/32 144A ^	875,000	643,108
(Variable, U.S. SOFR + 2.87%), 5.75%, 07/19/33 144A ^	600,000	574,149
Credit Agricole SA
(Variable, USD Swap 5Y + 4.32%), 6.88%, 09/23/24 144A ρ ^	300,000	287,865
4.38%, 03/17/25Δ	275,000	265,876
(Variable, U.S. SOFR + 1.68%), 1.91%, 06/16/26 144A ^	2,025,000	1,849,095
4.13%, 01/10/27 144A Δ	450,000	426,838
(Variable, USD Swap 5Y + 1.64%), 4.00%, 01/10/33 144A ^	250,000	218,587
Danone SA
2.59%, 11/02/23 144A	650,000	636,642
2.95%, 11/02/26 144A	310,000	288,915
Societe Generale SA
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.10%), 1.49%, 12/14/26 144A ^	1,700,000	1,480,728
TotalEnergies Capital International SA
2.83%, 01/10/30	70,000	62,127
3.13%, 05/29/50	15,000	10,769
		15,711,156
Germany — 0.5%
Commerzbank AG
(Variable, 6.36% - EUR Swap Rate 5Y), 6.13%, 10/09/25(E) ρ ^	400,000	399,278
Deutsche Bank AG
(Variable, U.S. SOFR + 2.16%), 2.22%, 09/18/24^	2,100,000	2,029,194
(Variable, U.S. SOFR + 3.19%), 6.12%, 07/14/26^	1,800,000	1,792,916
(Variable, 1.85% - Euribor 3M), 1.38%, 09/03/26(E) ^	1,500,000	1,464,948
(Variable, U.S. SOFR + 1.87%), 2.13%, 11/24/26^	450,000	397,817
(Variable, 2.05% - Euribor 3M), 1.75%, 11/19/30(E) ^	1,700,000	1,433,205
Muenchener Rueckversicherungs-Gesellschaft A.G. in Muenchen
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.98%), 5.88%, 05/23/42 144A ^	1,200,000	1,201,391
	Par	Value
Volkswagen Bank GmbH
1.88%, 01/31/24(E)	$1,100,000	$1,154,237
		9,872,986
Hong Kong — 0.0%
AIA Group, Ltd.
3.90%, 04/06/28 144A	200,000	188,499
India — 0.1%
Adani Green Energy UP, Ltd.
6.25%, 12/10/24	1,700,000	1,660,900
Indonesia — 0.0%
Indonesia Government International Bond
3.05%, 03/12/51Δ	290,000	210,279
3.35%, 03/12/71	240,000	160,373
Perusahaan Penerbit SBSN Indonesia III
2.55%, 06/09/31 144A	590,000	501,647
		872,299
Ireland — 0.3%
AerCap Ireland Capital DAC
4.88%, 01/16/24	350,000	346,807
3.15%, 02/15/24	330,000	319,257
6.50%, 07/15/25	290,000	294,363
2.45%, 10/29/26	1,160,000	1,017,054
3.00%, 10/29/28	1,480,000	1,245,118
3.30%, 01/30/32	1,375,000	1,082,308
GE Capital International Funding Co. Unlimited Co.
4.42%, 11/15/35	250,000	232,141
Johnson Controls International PLC
4.90%, 12/01/32	200,000	198,053
SMBC Aviation Capital Finance DAC
4.13%, 07/15/23 144A	900,000	890,681
STERIS Irish FinCo Unlimited Co.
2.70%, 03/15/31	843,000	688,971
		6,314,753
Israel — 0.3%
Bank of Israel Bill - Makam
0.74%, 04/05/23(ZC) Ω	6,600,000	1,869,728
Israel Government International Bond
3.25%, 01/17/28	1,500,000	1,425,384
2.75%, 07/03/30	2,060,000	1,876,196
3.38%, 01/15/50	430,000	332,205
		5,503,513
Italy — 0.3%
Intesa Sanpaolo SpA
3.38%, 01/12/23 144A	220,000	219,894
5.02%, 06/26/24 144A	1,310,000	1,260,540
3.25%, 09/23/24 144A Δ	1,400,000	1,329,377
5.71%, 01/15/26 144A	200,000	192,614
UniCredit SpA
7.83%, 12/04/23 144A	3,100,000	3,132,810
		6,135,235

See Notes to Financial Statements.

	Par	Value
Japan — 0.8%
Japan Finance Organization for Municipalities
2.13%, 10/25/23 144A	$ 2,200,000	$ 2,147,877
Mitsubishi UFJ Financial Group, Inc.
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.13%), 3.84%, 04/17/26^	270,000	260,472
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.30%), 4.08%, 04/19/28^	270,000	255,340
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.13%), 5.13%, 07/20/33^	1,250,000	1,201,267
4.29%, 07/26/38	30,000	26,218
Mizuho Financial Group, Inc.
(Variable, ICE LIBOR USD 3M + 0.83%), 2.23%, 05/25/26^	1,600,000	1,472,102
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.05%), 5.41%, 09/13/28Δ ^	1,700,000	1,703,638
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.25%), 3.26%, 05/22/30^	2,100,000	1,825,051
Nissan Motor Co., Ltd.
3.04%, 09/15/23 144A	330,000	323,404
3.52%, 09/17/25 144A	3,210,000	2,987,539
4.35%, 09/17/27 144A	770,000	700,163
Nomura Holdings, Inc.
2.61%, 07/14/31	270,000	209,693
Sumitomo Mitsui Financial Group, Inc.
4.44%, 04/02/24 144A	1,050,000	1,032,766
1.90%, 09/17/28	2,300,000	1,903,269
Takeda Pharmaceutical Co., Ltd.
2.05%, 03/31/30	700,000	574,797
		16,623,596
Jersey — 0.0%
Galaxy Pipeline Assets Bidco, Ltd.
2.94%, 09/30/40	908,538	733,697
Kazakhstan — 0.0%
KazMunayGas National Co. JSC
5.38%, 04/24/30 144A	200,000	179,764
Luxembourg — 0.0%
ArcelorMittal SA
6.55%, 11/29/27	600,000	603,991
7.00%, 10/15/39Δ	70,000	71,672
		675,663
Mexico — 1.1%
Mexican Bonos
7.75%, 11/23/34(M)	15,250,000	707,628
7.75%, 11/13/42(M)	259,825,200	11,647,566
8.00%, 11/07/47(M)	55,770,000	2,554,433
Mexico City Airport Trust
3.88%, 04/30/28 144A	360,000	329,321
Mexico Government International Bond
2.66%, 05/24/31Δ	760,000	613,388
	Par	Value
4.75%, 04/27/32Δ	$2,300,000	$ 2,153,876
3.50%, 02/12/34	2,011,000	1,616,466
4.28%, 08/14/41	200,000	154,348
3.77%, 05/24/61	702,000	445,268
Orbia Advance Corporation SAB de CV
1.88%, 05/11/26 144A	350,000	302,799
2.88%, 05/11/31 144A	520,000	407,001
Petroleos Mexicanos
6.88%, 08/04/26	200,000	189,351
6.63%, 06/15/35Δ	19,000	13,837
6.38%, 01/23/45	370,000	230,141
		21,365,423
Netherlands — 0.9%
ABN AMRO Bank NV
4.75%, 07/28/25 144A	200,000	194,193
(Variable, 4.67% - EUR Swap Rate 5Y), 4.38%, 09/22/25(E) ρ ^	400,000	395,915
Cooperatieve Rabobank UA
4.38%, 08/04/25	670,000	655,206
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.00%), 1.34%, 06/24/26 144A ^	810,000	729,610
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.22%), 3.65%, 04/06/28 144A Δ ^	280,000	258,758
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.75%), 4.66%, 08/22/28 144A ^	2,300,000	2,214,659
Deutsche Telekom International Finance BV
8.75%, 06/15/30	35,000	41,477
Enel Finance International NV
1.88%, 07/12/28 144A	1,150,000	916,605
5.00%, 06/15/32 144A	1,200,000	1,082,389
Equate Petrochemical BV
4.25%, 11/03/26 144A	520,000	498,466
ING Groep NV
4.63%, 01/06/26 144A	1,600,000	1,565,897
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.10%), 1.40%, 07/01/26 144A ^	1,000,000	900,628
JDE Peet's NV
1.38%, 01/15/27 144A	475,000	402,129
NXP BV
2.70%, 05/01/25	1,870,000	1,763,317
3.88%, 06/18/26	1,500,000	1,431,212
3.40%, 05/01/30	250,000	217,227
2.50%, 05/11/31	200,000	160,321
Petrobras Global Finance BV
6.00%, 01/27/28Δ	600,000	597,735
6.85%, 06/05/15π	550,000	463,873
Prosus NV
3.68%, 01/21/30 144A	200,000	167,159
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
3.06%, 07/13/31 144A	$1,120,000	$ 869,183
4.03%, 08/03/50 144A	220,000	138,958
3.83%, 02/08/51 144A	420,000	256,993
Shell International Finance BV
2.88%, 05/10/26	240,000	226,695
4.13%, 05/11/35	30,000	28,049
6.38%, 12/15/38	5,000	5,552
4.55%, 08/12/43	120,000	109,334
4.38%, 05/11/45	660,000	583,960
4.00%, 05/10/46	330,000	272,471
3.25%, 04/06/50Δ	310,000	225,541
		17,373,512
New Zealand — 0.0%
ASB Bank, Ltd.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.25%), 5.28%, 06/17/32 144A ^	600,000	567,139
Nigeria — 0.1%
Nigeria Government International Bond
7.14%, 02/23/30	690,000	530,855
7.88%, 02/16/32	520,000	393,661
		924,516
Norway — 0.0%
Aker BP ASA
2.00%, 07/15/26 144A	650,000	575,662
Panama — 0.1%
Panama Government International Bond
2.25%, 09/29/32	890,000	662,416
6.40%, 02/14/35	600,000	610,355
4.50%, 04/16/50	250,000	189,597
		1,462,368
Paraguay — 0.0%
Paraguay Government International Bond
3.85%, 06/28/33 144A	240,000	211,578
Peru — 0.2%
Peruvian Government International Bond
8.20%, 08/12/26	7,000,000	1,929,629
6.35%, 08/12/28(ZB)	6,100,000	1,527,711
2.78%, 01/23/31	320,000	265,426
5.63%, 11/18/50Δ	330,000	327,539
2.78%, 12/01/60	10,000	5,847
3.23%, 07/28/21~	50,000	29,179
		4,085,331
Qatar — 0.1%
Qatar Government International Bond
3.38%, 03/14/24 144A	560,000	549,354
5.10%, 04/23/48	1,000,000	1,007,391
	Par	Value
QatarEnergy Trading LLC
3.13%, 07/12/41 144A	$ 200,000	$ 154,429
3.30%, 07/12/51 144A	200,000	148,160
		1,859,334
Romania — 0.2%
Romanian Government International Bond
3.00%, 02/27/27 144A	2,320,000	2,063,037
3.62%, 05/26/30(E) 144A	250,000	219,691
3.00%, 02/14/31 144A	130,000	102,889
2.00%, 01/28/32(E) 144A	70,000	50,269
2.00%, 04/14/33(E)	2,400,000	1,653,067
3.38%, 01/28/50(E) 144A	60,000	37,197
3.38%, 01/28/50(E)	70,000	43,397
		4,169,547
Russia — 0.1%
Russian Federal Bond - OFZ
7.75%, 09/16/26(Q)	9,710,000	40,815
8.15%, 02/03/27(Q)	87,410,000	367,418
7.05%, 01/19/28(Q)	110,471,000	464,353
6.90%, 05/23/29(Q)	265,037,000	1,114,054
7.25%, 05/10/34(Q)	48,570,000	204,159
7.70%, 03/16/39(Q)	135,260,000	568,550
		2,759,349
Saudi Arabia — 0.1%
Saudi Arabian Oil Co.
3.50%, 04/16/29	1,130,000	1,040,012
Singapore — 0.0%
Flex, Ltd.
4.88%, 06/15/29	35,000	33,094
Greenko Power II, Ltd.
4.30%, 12/13/28 144A	191,000	160,407
		193,501
South Africa — 0.0%
Republic of South Africa Government International Bond
4.30%, 10/12/28	280,000	250,600
5.88%, 04/20/32	360,000	326,043
7.30%, 04/20/52	370,000	320,439
		897,082
South Korea — 0.0%
Korea Hydro & Nuclear Power Co., Ltd.
4.25%, 07/27/27 144A	250,000	240,888
Spain — 0.2%
Banco Santander SA
3.85%, 04/12/23	400,000	397,905
2.75%, 05/28/25	2,200,000	2,061,027
3.31%, 06/27/29	400,000	350,009
2.75%, 12/03/30	200,000	155,029

See Notes to Financial Statements.

	Par	Value
Cellnex Finance Co. SA
1.25%, 01/15/29(E)	$ 500,000	$ 429,831
Telefonica Emisiones SA
5.21%, 03/08/47	400,000	324,900
		3,718,701
Supranational — 0.1%
African Export-Import Bank (The)
3.80%, 05/17/31 144A	250,000	207,237
Asian Development Bank
6.55%, 01/26/25(S)	34,000,000	1,950,105
		2,157,342
Sweden — 0.0%
Swedbank AB
1.30%, 06/02/23 144A	330,000	324,129
Switzerland — 0.8%
Credit Suisse AG
6.50%, 08/08/23 144A Δ	225,000	218,409
2.95%, 04/09/25Δ	665,000	599,469
Credit Suisse Group AG
(Variable, ICE LIBOR USD 3M + 1.24%), 4.21%, 06/12/24 144A ^	2,100,000	2,048,087
(Variable, U.S. SOFR + 1.56%), 2.59%, 09/11/25 144A ^	250,000	221,259
(Variable, USD ICE Swap Rate 5Y + 4.33%), 7.25%, 09/12/25 144A ρ Δ ^	400,000	287,603
4.55%, 04/17/26	1,390,000	1,228,803
(Variable, U.S. SOFR + 2.04%), 2.19%, 06/05/26 144A ^	610,000	521,894
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 6.38%), 9.75%, 06/23/27 144A ρ ^	1,270,000	1,109,431
4.28%, 01/09/28 144A	1,800,000	1,497,045
(Variable, ICE LIBOR USD 3M + 1.41%), 3.87%, 01/12/29 144A ^	425,000	341,834
(Variable, U.S. SOFR + 3.73%), 4.19%, 04/01/31 144A ^	630,000	491,600
(Variable, U.S. SOFR + 1.73%), 3.09%, 05/14/32 144A ^	755,000	525,479
(Variable, U.S. SOFR + 3.92%), 6.54%, 08/12/33 144A ^	3,900,000	3,442,261
(Variable, U.S. SOFR + 5.02%), 9.02%, 11/15/33 144A Δ ^	700,000	720,787
UBS AG
4.50%, 06/26/48 144A	280,000	237,691
UBS Group AG
(Variable, USD Swap 5Y + 4.34%), 7.00%, 01/31/24 144A ρ ^	840,000	828,512
4.25%, 03/23/28 144A	760,000	712,090
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.10%), 2.75%, 02/11/33 144A ^	395,000	307,338
	Par	Value
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.40%), 4.99%, 08/05/33 144A ^	$ 600,000	$ 559,149
		15,898,741
United Arab Emirates — 0.0%
DP World, Ltd.
5.63%, 09/25/48 144A	620,000	583,745
United Kingdom — 1.2%
Anglo American Capital PLC
3.63%, 09/11/24 144A	700,000	678,022
4.00%, 09/11/27 144A	220,000	207,958
Aon Global, Ltd.
3.88%, 12/15/25	65,000	63,503
Barclays PLC
(Variable, U.S. SOFR + 2.71%), 2.85%, 05/07/26^	800,000	744,632
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 3.05%), 7.33%, 11/02/26^	1,100,000	1,142,612
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 3.30%), 7.39%, 11/02/28^	1,000,000	1,044,173
(Variable, ICE LIBOR USD 3M + 1.90%), 4.97%, 05/16/29^	1,760,000	1,658,956
(Variable, ICE LIBOR USD 3M + 3.05%), 5.09%, 06/20/30^	1,450,000	1,341,808
British Telecommunications PLC
3.25%, 11/08/29 144A	472,000	404,213
9.63%, 12/15/30	25,000	30,089
CSL Finance PLC
3.85%, 04/27/27 144A	150,000	143,938
4.25%, 04/27/32 144A	625,000	592,403
Hammerson PLC REIT
3.50%, 10/27/25(U)	100,000	104,853
HSBC Holdings PLC
(Floating, ICE LIBOR USD 3M + 1.00%), 5.67%, 05/18/24†	300,000	298,893
(Variable, ICE LIBOR USD 3M + 1.21%), 3.80%, 03/11/25^	625,000	608,062
4.25%, 08/18/25Δ	220,000	212,021
(Variable, U.S. SOFR + 1.54%), 1.65%, 04/18/26^	225,000	203,679
(Variable, U.S. SOFR + 1.93%), 2.10%, 06/04/26^	370,000	337,686
(Variable, ICE LIBOR USD 3M + 1.53%), 4.58%, 06/19/29^	310,000	286,495
4.95%, 03/31/30	200,000	191,699
(Variable, U.S. SOFR + 1.41%), 2.87%, 11/22/32^	440,000	338,759
(Variable, U.S. SOFR + 2.53%), 4.76%, 03/29/33^	580,000	505,830
6.50%, 09/15/37	120,000	123,366
Lloyds Bank PLC
0.00%, 04/02/32 STEP	2,000,000	1,223,848
Lloyds Banking Group PLC
3.90%, 03/12/24	210,000	206,283
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
4.38%, 03/22/28	$2,400,000	$ 2,286,086
4.55%, 08/16/28	230,000	217,223
Nationwide Building Society
4.85%, 07/27/27 144A	650,000	635,475
NatWest Group PLC
(Variable, ICE LIBOR USD 3M + 1.55%), 4.52%, 06/25/24^	2,205,000	2,185,212
(Variable, ICE LIBOR USD 3M + 1.76%), 4.27%, 03/22/25^	1,215,000	1,189,089
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.85%), 7.47%, 11/10/26^	600,000	625,573
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.10%), 3.75%, 11/01/29^	200,000	185,729
Royalty Pharma PLC
1.20%, 09/02/25	1,450,000	1,300,166
3.55%, 09/02/50	25,000	16,195
Santander UK Group Holdings PLC
(Variable, U.S. SOFR + 2.75%), 6.83%, 11/21/26^	300,000	303,832
(Variable, U.S. SOFR + 1.48%), 2.90%, 03/15/32^	1,200,000	932,928
Society of Lloyd's
4.75%, 10/30/24(U)	100,000	118,771
Virgin Media Secured Finance PLC
5.50%, 05/15/29 144A	210,000	188,594
Vmed O2 UK Financing I PLC
4.75%, 07/15/31 144A Δ	220,000	179,925
		23,058,579
Uruguay — 0.0%
Uruguay Government International Bond
4.38%, 01/23/31	90,000	89,579
Total Foreign Bonds (Cost $231,616,717)		198,530,050
LOAN AGREEMENTS — 0.8%
1011778 B.C. Unlimited Liability Co. Term B-4 Loan
(Floating, ICE LIBOR USD 3M + 1.75%), 6.13%, 11/19/26†	66,990	65,967
(Floating, ICE LIBOR USD 3M + 1.75%), 6.16%, 11/19/26†	19,921	19,617
Ali Group North America Corporation Initial Tranche B Term Loan
(Floating, ICE CME Term SOFR USD 1M + 2.00%), 6.44%, 07/30/29†	132,667	131,837
APi Group DE, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 2.50%), 6.88%, 10/01/26†	216,061	214,936
Ascend Performance Materials Operations LLC 2021 Refinancing Term Loan
(Floating, ICE CME Term SOFR USD 6M + 4.75%, 0.75% Floor), 8.83%, 08/27/26†	595,443	562,470
	Par	Value
Asurion LLC New B-7 Term Loan
(Floating, ICE LIBOR USD 1M + 3.00%), 7.38%, 11/03/24†	$259,752	$252,934
Asurion LLC New B-9 Term Loan
(Floating, ICE LIBOR USD 1M + 3.25%), 7.63%, 07/31/27†	235,800	207,063
athenahealth Group, Inc. Initial DDTL
0, 0.00%, 02/15/29† Σ ≈	152,174	137,772
athenahealth Group, Inc. Initial Term Loan
(Floating, ICE CME Term SOFR USD 1M + 3.50%, 0.50% Floor), 7.82%, 02/15/29†	893,337	808,792
Avolon TLB Borrower 1 LLC Term B-5 Loan
(Floating, ICE LIBOR USD 1M + 2.25%, 0.50% Floor), 6.60%, 12/01/27†	176,400	176,322
BCPE Empire Holdings, Inc. Amendment No.3 Term Loan
(Floating, ICE CME Term SOFR USD 1M + 4.63%, 0.50% Floor), 9.05%, 06/11/26†	496,250	483,844
Bombardier Recreational Products, Inc. 2022-2 Incremental Loan
0, 0.00%, 12/13/29† Σ	250,000	245,625
Brown Group Holding LLC Incremental Term B-2 Facility
(Floating, ICE CME Term SOFR USD 3M + 3.75%, 0.50% Floor), 7.84%, 07/02/29†	431,989	431,281
(Floating, ICE CME Term SOFR USD 3M + 3.75%, 0.50% Floor), 8.07%, 07/02/29†	168,011	167,735
Brown Group Holding LLC Initial Term Loan
(Floating, ICE LIBOR USD 1M + 2.50%, 0.50% Floor), 6.88%, 06/07/28†	315,719	310,502
Cast & Crew LLC Initial Term Loan
(Floating, ICE LIBOR USD 1M + 3.50%), 7.88%, 02/09/26†	248,708	245,799
Castlelake Aviation One Designated Activity Co. Initial Term Loan
(Floating, ICE LIBOR USD 3M + 2.75%, 0.50% Floor), 7.52%, 10/22/26†	137,406	136,437
Charter Communications Operating LLC Term B-1 Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 6.14%, 04/30/25†	150,714	150,266
Charter Communications Operating LLC Term B-2 Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 6.14%, 02/01/27†	127,046	124,250
Clarios Global LP Amendment No. 1 Dollar Term Loan
(Floating, ICE LIBOR USD 1M + 3.25%), 7.63%, 04/30/26†	608,332	598,194

See Notes to Financial Statements.

	Par	Value
Cloudera, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 3.75%, 0.50% Floor), 8.13%, 10/08/28†	$218,350	$206,580
Coherent Corporation Initial Term B Loan
(Floating, ICE LIBOR USD 1M + 2.75%, 0.50% Floor), 7.13%, 07/02/29†	510,714	506,629
DCert Buyer, Inc. Initial Term Loan
(Floating, ICE CME Term SOFR USD 6M + 4.00%), 8.70%, 10/16/26†	427,900	414,299
Del Monte Foods, Inc. Initial Term Loan
(Floating, ICE CME Term SOFR USD 1M + 4.25%, 0.50% Floor), 8.67%, 05/16/29† Σ	166,455	161,929
Energizer Holdings, Inc. 2020 Term Loan
(Floating, ICE LIBOR USD 1M + 2.25%, 0.50% Floor), 6.63%, 12/22/27†	128,450	126,363
EyeCare Partners LLC Amendment No. 1 Term Loan
(Floating, ICE LIBOR USD 3M + 3.75%, 0.50% Floor), 8.48%, 11/15/28†	595,500	505,877
EyeCare Partners LLC Initial Term Loan
(Floating, ICE LIBOR USD 3M + 3.75%), 8.48%, 02/18/27†	399,357	324,811
First Brands Group LLC 2021 Term Loan
(Floating, ICE CME Term SOFR USD 6M + 5.00%, 1.00% Floor), 8.37%, 03/30/27†	596,970	568,017
Focus Financial Partners LLC Tranche B-5 Term Loan
(Floating, ICE CME Term SOFR USD 1M + 3.25%, 0.50% Floor), 7.57%, 06/30/28†	84,746	83,916
Genesee & Wyoming, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 3M + 2.00%), 6.73%, 12/30/26†	58,350	58,120
Global Medical Response, Inc. 2021 Refinancing Term Loan
(Floating, ICE LIBOR USD 1M + 4.25%, 1.00% Floor), 8.42%, 10/02/25†	593,822	419,761
Hudson River Trading LLC Term Loan
(Floating, ICE CME Term SOFR USD 1M + 3.00%), 7.44%, 03/20/28†	324,225	307,406
HV Eight LLC Loan
(Floating, ICE EURIBOR USD 3M + 3.50%), 5.58%, 12/22/25†	700,000	797,159
	Par	Value
iHeartCommunications, Inc. New Term Loan
(Floating, ICE LIBOR USD 1M + 3.00%), 7.38%, 05/01/26†	$ 167,519	$ 154,065
Jane Street Group LLC Dollar Term Loan
(Floating, ICE LIBOR USD 1M + 2.75%), 7.13%, 01/26/28†	43,610	42,401
Level 3 Financing, Inc. Tranche B 2027 Term Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 6.13%, 03/01/27†	26,647	25,603
LifePoint Health, Inc. Term B Loan
(Floating, ICE LIBOR USD 3M + 3.75%), 8.16%, 11/16/25†	57,463	54,310
LTI Holdings, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 3.50%), 7.88%, 09/06/25†	595,337	571,336
Mileage Plus Holdings LLC Initial Term Loan
(Floating, ICE LIBOR USD 3M + 5.25%, 1.00% Floor), 10.00%, 06/21/27†	1,357,200	1,398,425
New Trojan Parent, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 3.25% 0.50% Floor), 7.54%, 01/06/28†	447,706	314,513
(Floating, ICE LIBOR USD 1M + 3.25% 0.50% Floor), 7.63%, 01/06/28†	49,775	34,967
Nexstar Media, Inc. Term B-4 Loan
(Floating, ICE LIBOR USD 1M + 2.50%), 6.88%, 09/18/26†	252,471	250,861
Pelican Products, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 3M + 4.25% 0.50% Floor), 8.42%, 12/29/28†	47,738	43,203
(Floating, ICE LIBOR USD 3M + 4.25% 0.50% Floor), 8.98%, 12/29/28†	51,510	46,616
Rackspace Technology Global, Inc. 2021 Term B Loan
(Floating, ICE LIBOR USD 3M + 2.75%, 0.75% Floor), 7.38%, 02/15/28†	157,002	98,920
Setanta Aircraft Leasing DAC Loan
(Floating, ICE LIBOR USD 3M + 2.00%), 6.73%, 11/16/28†	680,000	677,960
TransDigm, Inc. Tranche F Refinancing Term Loan
(Floating, ICE LIBOR USD 3M + 2.25%), 6.98%, 12/09/25†	29,243	28,943
UFC Holdings LLC Term B-3 Loan
(Floating, ICE LIBOR USD 3M + 2.75%, 0.75% Floor), 7.11%, 04/29/26†	338,289	334,483
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Univision Communications, Inc. 2021 Replacement Converted First-Lien Term Loan
(Floating, ICE LIBOR USD 1M + 3.25%, 0.75% Floor), 7.63%, 03/15/26†	$ 108,323	$ 106,834
USIC Holdings, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 3.50%, 0.75% Floor), 7.88%, 05/12/28†	447,733	428,344
Verscend Holding Corporation Term B-1 Loan
(Floating, ICE LIBOR USD 1M + 4.00%), 8.38%, 08/27/25†	205,777	204,877
VFH Parent LLC Initial Term Loan
(Floating, ICE CME Term SOFR USD 1M + 3.00%), 7.42%, 01/13/29†	280,000	273,420
Total Loan Agreements (Cost $15,659,878)		15,042,591
MORTGAGE-BACKED SECURITIES — 41.4%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class A
(Floating, ICE LIBOR USD 1M + 0.88%, 0.88% Floor), 5.12%, 09/15/34 144A †	1,200,000	1,170,933
3650R Commercial Mortgage Trust, Series 2021-PF1, Class AS
2.78%, 11/15/54	750,000	591,311
Alba PLC, Series 2007-1, Class A3
(Floating, SONIA Interest Rate + 0.29%), 3.71%, 03/17/39(U) †	453,882	513,885
Alternative Loan Trust, Series 2006-OA11, Class A1B
(Floating, ICE LIBOR USD 1M + 0.38%, 0.38% Floor), 4.77%, 09/25/46†	165,360	152,827
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class A5
2.76%, 05/15/53 144A	1,300,000	1,111,895
AREIT LLC, Series 2022-CRE7, Class A
(Floating, CME Term SOFR 1M + 2.24%, 2.24% Floor), 6.57%, 06/17/39 144A †	1,440,000	1,428,481
AREIT Trust, Series 2021-CRE5, Class A
(Floating, ICE LIBOR USD 1M + 1.08%, 1.08% Floor), 5.42%, 11/17/38 144A †	1,997,309	1,916,270
Atlas Funding PLC, Series 2021-1, Class A
(Floating, SONIA Interest Rate + 0.90%), 3.89%, 07/25/58(U) †	1,389,128	1,671,362
BAMLL Commercial Mortgage Securities Trust, Series 2020-BOC, Class A
2.63%, 01/15/32 144A	2,000,000	1,719,865
	Par	Value
BAMLL Commercial Mortgage Securities Trust, Series 2021-JACX, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 5.37%, 09/15/38 144A †	$2,300,000	$2,161,434
Banc of America Funding Trust, Series 2005-D, Class A1
3.42%, 05/25/35† γ	194,246	183,078
Banc of America Mortgage Trust, Series 2004-F, Class 1A1
3.68%, 07/25/34† γ	22,045	20,128
BANK, Series 2017-BNK9, Class XA
0.77%, 11/15/54† IO γ	7,957,237	240,594
BANK, Series 2018-BNK14, Class D
3.00%, 09/15/60 144A	250,000	171,032
BANK, Series 2019-BNK19, Class D
3.00%, 08/15/61 144A	100,000	64,416
BANK, Series 2021-BN32, Class C
3.26%, 04/15/54† γ	300,000	214,700
BANK, Series 2022-BNK40, Class A4
3.39%, 03/15/64† γ	2,100,000	1,855,742
BANK, Series 2022-BNK43, Class A5
4.40%, 08/15/55	1,000,000	946,469
BBCCRE Trust, Series 2015-GTP, Class A
3.97%, 08/10/33 144A	1,600,000	1,481,848
BBCCRE Trust, Series 2015-GTP, Class D
4.56%, 08/10/33 144A † γ	390,000	336,087
BBCMS Mortgage Trust, Series 2018-C2, Class A5
4.31%, 12/15/51	1,700,000	1,624,262
BBCMS Mortgage Trust, Series 2020-C6, Class ASB
2.60%, 02/15/53	1,800,000	1,618,552
BBCMS Mortgage Trust, Series 2021-C9, Class A5
2.30%, 02/15/54	600,000	490,086
BBCMS Mortgage Trust, Series 2022-C17, Class AS
4.97%, 09/15/55	850,000	806,530
Bear Stearns ALT-A Trust, Series 2005-4, Class 23A2
3.12%, 05/25/35† γ	72,623	67,639
Bear Stearns ARM Trust, Series 2002-11, Class 1A1
4.34%, 02/25/33† γ	2,099	1,999
Bear Stearns Structured Products, Inc. Trust, Series 2007-R6, Class 1A1
3.52%, 01/26/36† γ	235,996	140,681

See Notes to Financial Statements.

	Par	Value
Bellemeade Re, Ltd., Series 2021-2A, Class M1B
(Floating, U.S. 30-Day Average SOFR + 1.50%, 1.50% Floor), 5.43%, 06/25/31 144A †	$ 310,000	$ 298,131
Benchmark Mortgage Trust, Series 2019-B9, Class A5
4.02%, 03/15/52	1,800,000	1,701,415
Benchmark Mortgage Trust, Series 2020-B20, Class XA
1.62%, 10/15/53† IO γ	3,483,167	268,696
Benchmark Mortgage Trust, Series 2021-B28, Class XA
1.28%, 08/15/54† IO γ	3,852,769	272,674
BRAVO Residential Funding Trust, Series 2022-NQM3, Class A1
5.11%, 07/25/62 144A † γ	297,840	292,834
BWAY Mortgage Trust, Series 2021-1450, Class A
(Floating, ICE LIBOR USD 1M + 1.25%, 1.25% Floor), 5.57%, 09/15/36 144A †	2,300,000	2,251,698
BX Commercial Mortgage Trust, Series 2019-XL, Class F
(Floating, CME Term SOFR 1M + 2.11%, 2.11% Floor), 6.45%, 10/15/36 144A †	1,249,500	1,204,340
BX Commercial Mortgage Trust, Series 2021-21M, Class A
(Floating, ICE LIBOR USD 1M + 0.73%, 0.73% Floor), 5.05%, 10/15/36 144A †	1,713,527	1,649,001
BX Commercial Mortgage Trust, Series 2021-VOLT, Class D
(Floating, ICE LIBOR USD 1M + 1.65%, 1.65% Floor), 5.97%, 09/15/36 144A †	1,350,000	1,266,642
CFMT LLC Series 2022-HB9, Class A
3.25%, 09/25/37 144A	1,235,167	1,123,765
CFMT LLC, Series 2022-HB8, Class M2
3.75%, 04/25/25 144A	2,500,000	2,272,603
CHL Mortgage Pass-Through Trust, Series 2003-58, Class 2A2
4.25%, 02/19/34† γ	119,704	114,878
Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class B
4.18%, 07/10/47	370,000	351,048
Citigroup Commercial Mortgage Trust, Series 2019-C7, Class E
2.75%, 12/15/72 144A	330,000	198,924
Citigroup Commercial Mortgage Trust, Series 2019-GC41, Class A5
2.87%, 08/10/56	1,450,000	1,257,764
Citigroup Commercial Mortgage Trust, Series 2021-KEYS, Class A
(Floating, ICE LIBOR USD 1M + 1.18%, 1.18% Floor), 5.50%, 10/15/36 144A †	2,300,000	2,251,219
	Par	Value
Citigroup Mortgage Loan Trust, Series 2022-A, Class A1
(Step to 9.17% on 09/25/25), 6.17%, 09/25/62 144A STEP	$1,164,912	$1,156,091
Cold Storage Trust, Series 2020-ICE5, Class A
(Floating, ICE LIBOR USD 1M + 0.90%, 0.90% Floor), 5.22%, 11/15/37 144A †	648,774	631,658
COMM Mortgage Trust, Series 2013-CR12, Class AM
4.30%, 10/10/46	50,000	45,628
COMM Mortgage Trust, Series 2013-CR12, Class B
4.76%, 10/10/46	40,000	36,278
COMM Mortgage Trust, Series 2013-CR12, Class C
5.04%, 10/10/46† γ	20,000	13,712
COMM Mortgage Trust, Series 2013-CR6, Class B
3.40%, 03/10/46 144A	390,000	387,897
COMM Mortgage Trust, Series 2014-277P, Class A
3.61%, 08/10/49 144A † γ	160,000	151,428
COMM Mortgage Trust, Series 2014-UBS6, Class A5
3.64%, 12/10/47	2,400,000	2,309,365
COMM Mortgage Trust, Series 2015-DC1, Class C
4.30%, 02/10/48† γ	80,000	69,012
COMM Mortgage Trust, Series 2020-CX, Class B
2.45%, 11/10/46 144A	1,060,000	798,790
Connecticut Avenue Securities Trust, Series 2018-R07, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.40%), 6.79%, 04/25/31 144A †	36,952	36,867
Connecticut Avenue Securities Trust, Series 2019-R02, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.30%, 2.30% Floor), 6.69%, 08/25/31 144A †	23,873	23,846
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 1.55%), 5.48%, 10/25/41 144A †	279,000	272,093
Connecticut Avenue Securities Trust, Series 2021-R03, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 1.65%, 1.65% Floor), 5.58%, 12/25/41 144A †	245,000	231,436
Connecticut Avenue Securities Trust, Series 2022-R02, Class 2M2
(Floating, U.S. 30-Day Average SOFR + 3.00%), 6.93%, 01/25/42 144A †	430,000	406,237
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
CRSNT Trust, Series 2021-MOON, Class A
(Floating, ICE LIBOR USD 1M + 0.82%, 0.82% Floor), 5.14%, 04/15/36 144A †	$2,500,000	$2,354,312
CSAIL Commercial Mortgage Trust, Series 2021-C20, Class A3
2.80%, 03/15/54	800,000	669,570
CSAIL Commercial Mortgage Trust, Series 2021-C20, Class C
3.73%, 03/15/54† γ	300,000	223,152
CSMC Trust, Series 2010-16, Class B9
3.86%, 06/25/50 144A † γ	2,031,634	1,641,478
CSMC Trust, Series 2018-J1, Class A2
3.50%, 02/25/48 144A † γ	937,025	820,716
CSMC Trust, Series 2020-RPL5, Class A1
3.02%, 08/25/60 144A † γ	648,259	622,610
CSMC Trust, Series 2021-JR2, Class A1
2.22%, 11/25/61 144A † γ	1,139,659	1,081,632
CSMC, Series 2017-TIME, Class A
3.65%, 11/13/39 144A	530,000	453,346
CSMC, Series 2020-FACT, Class D
(Floating, ICE LIBOR USD 1M + 3.71%, 3.71% Floor), 8.03%, 10/15/37 144A †	670,000	601,165
CSMC, Series 2020-NET, Class A
2.26%, 08/15/37 144A	1,954,638	1,749,952
CSMC, Series 2020-NET, Class B
2.82%, 08/15/37 144A	650,000	587,433
CSMC, Series 2021-ADV, Class A
(Floating, ICE LIBOR USD 1M + 1.40%, 1.40% Floor), 5.72%, 07/15/38 144A †	2,600,000	2,447,409
CSMC, Series 2021-NQM8, Class A1
1.84%, 10/25/66 144A † γ	300,581	256,907
CSWF, Series 2021-SOP2, Class A
(Floating, ICE LIBOR USD 1M + 0.97%, 0.97% Floor), 5.28%, 06/15/34 144A †	1,551,053	1,477,440
DBJPM Mortgage Trust, Series 2016-C3, Class A4
2.63%, 08/10/49	310,000	283,410
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR1, Class 3A1
3.79%, 02/25/36† γ	488,704	347,904
DOLP Trust, Series 2021-NYC, Class A
2.96%, 05/10/41 144A	3,400,000	2,719,136
Ellington Financial Mortgage Trust, Series 2021-2, Class A3
1.29%, 06/25/66 144A	1,059,045	804,064
ELP Commercial Mortgage Trust, Series 2021-ELP, Class A
(Floating, ICE LIBOR USD 1M + 0.70%, 0.70% Floor), 5.02%, 11/15/38 144A †	840,000	807,577
	Par	Value
EQUS Mortgage Trust, Series 2021-EQAZ, Class A
(Floating, ICE LIBOR USD 1M + 0.75%, 0.76% Floor), 5.07%, 10/15/38 144A †	$1,099,978	$1,060,320
Eurohome UK Mortgages PLC, Series 2007-1, Class A
(Floating, ICE LIBOR GBP 3M + 0.15%), 3.95%, 06/15/44(U) †	918,358	1,067,290
Extended Stay America Trust, Series 2021-ESH, Class A
(Floating, ICE LIBOR USD 1M + 1.08%, 1.08% Floor), 5.40%, 07/15/38 144A †	6,540,488	6,361,770
Federal Home Loan Mortgage Corporation
8.00%, 08/01/24	142	143
5.50%, 02/01/27	7,438	7,477
4.50%, 10/01/29	655	652
7.50%, 11/01/29	1,381	1,443
7.50%, 12/01/29	1,598	1,672
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.23%, 2.23% Floor, 11.36% Cap), 4.23%, 07/01/31†	2,039	2,011
7.50%, 11/01/31	6,215	6,209
(Floating, ICE LIBOR USD 1Y + 1.98%, 1.98% Floor, 10.60% Cap), 3.35%, 04/01/32†	200	197
3.50%, 08/01/33	289,734	278,665
5.00%, 08/01/33	1,876	1,921
5.00%, 09/01/33	314	321
5.00%, 10/01/33	1,110	1,133
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.37%, 2.37% Floor, 9.23% Cap), 2.68%, 03/01/34†	554	541
5.00%, 12/01/34	20,618	21,075
5.50%, 05/01/35	33,716	33,913
5.00%, 07/01/35	1,489	1,525
5.00%, 11/01/35	41,477	42,479
5.50%, 11/01/35	7,863	7,977
5.00%, 12/01/35	4,461	4,519
5.00%, 02/01/37	4,688	4,801
5.50%, 07/01/37	10,708	11,134
3.50%, 01/01/38	237,623	227,407
3.00%, 04/01/38	44,371	40,958
5.50%, 04/01/38	2,648	2,753
7.00%, 03/01/39	6,133	6,604
6.50%, 09/01/39	13,099	13,592
4.00%, 02/01/41	16,948	16,307
2.50%, 04/01/41	79,000	69,678
5.00%, 06/01/41	916	929
2.00%, 09/01/41	1,069,524	904,403
1.50%, 10/01/41	72,976	59,243
1.50%, 11/01/41	18,478	15,165
2.00%, 12/01/41	92,352	78,094
2.00%, 02/01/42	94,106	79,576
3.50%, 10/01/42	48,434	45,418

See Notes to Financial Statements.

	Par	Value
4.00%, 10/01/42	$ 16,085	$ 15,478
3.50%, 11/01/42	107,271	100,442
3.50%, 12/01/42	6,611	6,198
3.50%, 01/01/43	16,132	15,122
3.50%, 02/01/43	78,185	73,215
4.00%, 04/01/43	48,366	46,423
3.50%, 05/01/43	179,457	168,464
4.00%, 05/01/43	24,828	24,329
4.00%, 06/01/43	30,018	29,415
4.00%, 07/01/43	100,127	97,723
4.00%, 08/01/43	42,261	40,879
4.50%, 12/01/43	324,166	321,688
3.50%, 02/01/44	23,757	22,275
4.50%, 02/01/44	231,761	230,139
4.50%, 03/01/44	65,673	64,709
3.50%, 03/01/45	229,262	214,744
4.00%, 12/01/45	124,699	119,842
3.50%, 06/01/46	24,600	22,939
4.00%, 09/01/46	136,706	131,268
(Floating, U.S. Treasury Yield Curve Rate CMT 5Y + 1.28%, 1.28% Floor, 7.20% Cap), 2.11%, 03/01/47†	328,665	312,136
3.50%, 04/01/47	4,102,604	3,819,484
4.00%, 07/01/47	129,884	124,483
4.00%, 08/01/47	49,659	47,578
(Floating, ICE LIBOR USD 1Y + 1.62%, 1.62% Floor, 7.88% Cap), 2.88%, 11/01/47†	244,591	235,897
3.50%, 03/01/48	49,128	45,702
4.00%, 03/01/48	29,567	28,265
4.00%, 06/01/48	1,130,878	1,083,331
4.50%, 08/01/48	564,384	558,407
5.00%, 08/01/48	5,767	5,794
(Floating, ICE LIBOR USD 1Y + 1.63%, 1.63% Floor, 8.01% Cap), 3.01%, 11/01/48†	912,777	866,001
3.00%, 02/01/49	927,816	836,453
3.50%, 07/01/49	106,220	98,982
4.00%, 07/01/49	138,270	132,290
3.00%, 09/01/49	1,860,013	1,669,210
4.50%, 09/01/49	291,687	285,264
3.00%, 11/01/49	247,948	221,694
3.50%, 12/01/49	261,568	240,375
4.50%, 12/01/49	428,196	416,968
(Floating, ICE LIBOR USD 1Y + 1.62%, 1.62% Floor, 8.09% Cap), 3.09%, 02/01/50†	125,100	120,180
4.00%, 03/01/50	3,624,983	3,465,966
4.50%, 03/01/50	8,656,671	8,516,824
4.50%, 05/01/50	198,368	193,129
4.50%, 09/01/50	442,619	433,280
2.00%, 11/01/50	412,182	340,541
2.50%, 11/01/50	507,146	437,964
2.50%, 12/01/50	617,362	530,675
3.00%, 12/01/50	2,685,421	2,398,024
2.00%, 02/01/51	1,139,362	941,591
	Par	Value
2.00%, 03/01/51	$ 1,435,918	$ 1,183,295
2.00%, 04/01/51	317,099	263,530
2.00%, 05/01/51	2,242,692	1,843,214
2.50%, 05/01/51	8,721,176	7,462,687
2.50%, 07/01/51	630,043	538,746
2.50%, 08/01/51	903,232	777,216
2.00%, 09/01/51	184,150	151,628
2.50%, 09/01/51	2,337,990	1,997,943
2.50%, 10/01/51	97,728	84,087
3.00%, 10/01/51	189,080	168,001
2.00%, 11/01/51	2,913,100	2,383,801
2.50%, 11/01/51	2,386,093	2,055,879
2.00%, 01/01/52	5,906,626	4,826,425
2.50%, 01/01/52	1,107,759	950,674
3.00%, 01/01/52	94,841	84,088
2.00%, 02/01/52	1,034,592	845,786
2.50%, 02/01/52	283,162	242,897
2.00%, 03/01/52	25,119,297	20,525,565
2.50%, 03/01/52	188,991	162,115
4.50%, 03/01/52	206,107	198,793
2.50%, 04/01/52	594,203	508,093
3.00%, 04/01/52	1,186,620	1,046,392
3.50%, 05/01/52	94,668	87,151
5.00%, 05/01/52	42,642	42,758
3.00%, 06/01/52	980,568	863,407
4.00%, 06/01/52	1,154,604	1,092,994
4.50%, 06/01/52	288,581	280,160
5.00%, 06/01/52	991,087	995,345
3.00%, 07/01/52	1,983,169	1,746,226
4.00%, 07/01/52	198,595	187,091
5.00%, 07/01/52	2,332,134	2,334,594
2.00%, 08/01/52	2,999,701	2,450,356
5.00%, 08/01/52	30,681	30,670
6.00%, 11/01/52	1,946,875	2,007,188
6.00%, 12/01/52	438,655	451,021
Federal Home Loan Mortgage Corporation Reference REMIC, Series R007
6.00%, 05/15/36	67,655	69,574
Federal Home Loan Mortgage Corporation REMIC, Series 3325
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 6.75% Cap), 4.82%, 06/15/37†	42,869	42,166
Federal Home Loan Mortgage Corporation REMIC, Series 3621
(Floating, 6.23% - ICE LIBOR USD 1M, 6.23% Cap), 1.91%, 01/15/40† IO	97,172	8,919
Federal Home Loan Mortgage Corporation REMIC, Series 3947
(Floating, 5.95% - ICE LIBOR USD 1M, 5.95% Cap), 1.63%, 10/15/41† IO	38,075	3,248
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Federal Home Loan Mortgage Corporation REMIC, Series 3973
(Floating, 6.49% - ICE LIBOR USD 1M, 6.49% Cap), 2.17%, 12/15/41† IO	$115,353	$ 11,298
Federal Home Loan Mortgage Corporation REMIC, Series 4099
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 1.68%, 08/15/42† IO	76,243	7,469
Federal Home Loan Mortgage Corporation REMIC, Series 4194
3.50%, 04/15/43 IO	108,965	17,100
Federal Home Loan Mortgage Corporation REMIC, Series 4210
3.00%, 05/15/43	106,206	84,945
Federal Home Loan Mortgage Corporation REMIC, Series 4239
3.50%, 06/15/27 IO	66,877	2,950
Federal Home Loan Mortgage Corporation REMIC, Series 4298
4.00%, 04/15/43 IO	24,224	976
Federal Home Loan Mortgage Corporation REMIC, Series 4310
(Floating, 5.95% - ICE LIBOR USD 1M, 5.95% Cap), 1.63%, 02/15/44† IO	38,216	3,330
Federal Home Loan Mortgage Corporation REMIC, Series 4335
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 1.68%, 05/15/44† IO	39,935	3,620
Federal Home Loan Mortgage Corporation REMIC, Series 4391
3.00%, 09/15/44	384,127	333,177
Federal Home Loan Mortgage Corporation REMIC, Series 4415
0.00%, 04/15/41† IO γ	49,488	1,994
Federal Home Loan Mortgage Corporation REMIC, Series 4638
(Floating, ICE LIBOR USD 1M + 0.44%), 3.21%, 07/15/40†	137,325	136,746
Federal Home Loan Mortgage Corporation REMIC, Series 4793
3.00%, 05/15/48	225,979	205,571
3.00%, 06/15/48	151,487	136,788
Federal Home Loan Mortgage Corporation REMIC, Series 4813
3.00%, 08/15/48	109,274	95,029
Federal Home Loan Mortgage Corporation REMIC, Series 4989
(Floating, ICE LIBOR USD 1M + 0.35%), 3.11%, 08/15/40†	555,684	540,200
(Floating, ICE LIBOR USD 1M + 0.35%), 3.26%, 10/15/40†	501,309	488,161
Federal Home Loan Mortgage Corporation REMIC, Series 5010
2.50%, 09/25/50 IO	550,859	84,600
Federal Home Loan Mortgage Corporation REMIC, Series 5013
2.50%, 09/25/50 IO	168,924	26,292
	Par	Value
Federal Home Loan Mortgage Corporation REMIC, Series 5018
2.00%, 10/25/50 IO	$347,549	$ 47,453
Federal Home Loan Mortgage Corporation REMIC, Series 5040
2.50%, 11/25/50 IO	74,524	11,075
Federal Home Loan Mortgage Corporation REMIC, Series 5059
2.50%, 01/25/51 IO	350,146	56,318
Federal Home Loan Mortgage Corporation REMIC, Series 5140
2.50%, 05/25/49 IO	641,860	86,812
Federal Home Loan Mortgage Corporation REMIC, Series 5224
4.00%, 04/25/52	900,000	814,761
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA3, Class B1
(Floating, ICE LIBOR USD 1M + 5.10%), 9.49%, 06/25/50 144A †	135,531	141,340
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA4, Class B1
(Floating, ICE LIBOR USD 1M + 6.00%), 10.39%, 08/25/50 144A †	171,358	182,405
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA5, Class B1
(Floating, U.S. 30-Day Average SOFR + 4.80%), 8.73%, 10/25/50 144A †	540,000	554,064
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2021-DNA5, Class M2
(Floating, U.S. 30-Day Average SOFR + 1.65%), 5.58%, 01/25/34 144A †	162,219	160,062
Federal Home Loan Mortgage Corporation STRIP, Series 353
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 1.68%, 12/15/46† IO	177,879	15,865
Federal National Mortgage Association
5.50%, 09/01/23	163	163
5.50%, 10/01/23	48	48
4.72%, 01/01/24	700,000	714,574
2.81%, 04/01/25	50,000	47,912
(Floating, Enterprise 11th District COFI Index + 1.35%, 1.35% Floor, 12.05% Cap), 2.70%, 07/01/27†	2,600	2,545
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.13%, 2.13% Floor, 11.80% Cap), 3.58%, 08/01/27†	2,725	2,684

See Notes to Financial Statements.

	Par	Value
(Floating, Enterprise 11th District COFI Index + 1.25%, 1.25% Floor, 10.45% Cap), 2.77%, 11/01/27 CONV †	$ 3,302	$ 3,223
3.08%, 01/01/28	140,000	131,229
3.16%, 05/01/29	142,838	132,635
3.25%, 05/01/29	19,509	18,311
2.93%, 06/01/30	19,046	17,319
8.00%, 10/01/30	4,603	4,828
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.51%, 2.51% Floor, 12.62% Cap), 4.63%, 12/01/30 CONV †	1,192	1,166
4.50%, 04/01/31	15,380	15,291
4.50%, 05/01/31	59,312	58,970
4.50%, 06/01/31	18,300	18,194
4.50%, 11/01/31	28,299	28,135
6.00%, 11/01/31	1,263	1,301
4.50%, 12/01/31	38,216	37,996
6.00%, 01/01/32	41,513	42,215
2.15%, 02/01/32† γ	39,853	33,291
6.00%, 03/01/32	1,495	1,521
6.00%, 04/01/32	72,334	73,602
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.13%, 1.13% Floor, 10.95% Cap), 2.81%, 06/01/32†	4,979	4,809
3.84%, 07/01/32	100,000	95,657
3.89%, 07/01/32	300,000	282,556
4.06%, 07/01/32	199,456	192,249
(Floating, Enterprise 11th District COFI Index + 1.25%, 1.25% Floor, 12.21% Cap), 2.12%, 08/01/32†	5,048	4,855
3.84%, 08/01/32	100,000	95,619
3.85%, 08/01/32	100,000	93,839
3.74%, 09/01/32	200,000	189,689
3.98%, 10/01/32	400,000	379,305
4.41%, 10/01/32	199,571	198,763
4.26%, 11/01/32	200,000	196,718
4.37%, 11/01/32	200,000	198,485
4.44%, 11/01/32	100,000	99,992
4.52%, 11/01/32	100,000	100,434
4.41%, 12/01/32	200,000	199,142
4.94%, 12/01/32	100,000	103,650
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.13%, 2.13% Floor, 9.75% Cap), 2.38%, 02/01/33†	701	683
(Floating, Enterprise 11th District COFI Index + 1.31%, 1.31% Floor, 11.99% Cap), 2.18%, 05/01/33†	4,947	4,759
5.00%, 07/01/33	8,669	8,759
5.00%, 09/01/33	10,719	10,965
3.50%, 05/01/34	68,539	65,846
6.00%, 10/01/34	21,394	21,752
(Floating, ICE LIBOR USD 1Y + 1.55%, 1.55% Floor, 9.67% Cap), 1.80%, 12/01/34†	10,569	10,332
3.50%, 12/01/34	14,827	14,245
	Par	Value
3.50%, 01/01/35	$ 15,249	$ 14,650
6.00%, 05/01/35	112,726	114,728
3.00%, 07/01/35	19,842	18,457
6.00%, 07/01/35	23,192	23,590
5.50%, 09/01/35	20,130	20,218
5.00%, 10/01/35	30,116	30,808
6.00%, 10/01/35	10,884	11,244
(Floating, Enterprise 11th District COFI Index + 1.30%, 1.30% Floor, 10.55% Cap), 2.65%, 11/01/35†	2,009	1,999
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.81%, 1.81% Floor, 8.95% Cap), 3.52%, 11/01/35†	7,914	7,727
6.00%, 11/01/35	70,813	72,140
3.00%, 02/01/36	288,094	267,982
3.00%, 04/01/36	230,434	214,348
5.50%, 04/01/36	1,352	1,353
(Floating, Enterprise 11th District COFI Index + 1.26%, 3.90% Floor, 12.85% Cap), 4.15%, 05/01/36†	11,947	11,909
3.00%, 07/01/36	443,592	412,619
3.00%, 08/01/36	175,858	163,579
2.50%, 09/01/36	106,431	96,008
3.00%, 10/01/36	898,043	835,333
5.50%, 11/01/36	25,338	26,317
3.00%, 12/01/36	379,013	352,546
3.50%, 02/01/37	66,759	63,970
3.50%, 03/01/37	52,204	50,156
5.50%, 03/01/37	1,476	1,519
6.00%, 07/01/37	282,614	294,823
6.50%, 10/01/37	22,963	23,608
7.00%, 10/01/37	526	524
7.00%, 11/01/37	3,125	3,134
(Floating, Enterprise 11th District COFI Index + 1.26%, 1.26% Floor, 10.71% Cap), 2.70%, 12/01/37†	7,574	7,403
3.00%, 12/01/37	50,753	47,207
3.50%, 12/01/37	83,532	80,041
7.00%, 12/01/37	1,202	1,223
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.15%, 1.15% Floor, 10.60% Cap), 2.84%, 01/01/38†	2,047	2,008
2.50%, 03/01/38	377,286	340,335
4.50%, 03/01/38	3,029	2,985
4.50%, 04/01/38	20,230	20,008
5.00%, 04/01/38	27,540	28,169
3.00%, 06/01/38	217,065	201,914
5.00%, 06/01/38	29,828	30,186
5.50%, 08/01/38	17,700	18,384
7.00%, 11/01/38	4,446	4,629
7.00%, 02/01/39	2,936	3,099
3.50%, 08/01/39	54,209	51,946
6.00%, 12/01/39	108,936	113,730
3.50%, 02/01/40	149,597	140,414
3.00%, 03/01/40	211,214	196,461
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor, 9.69% Cap), 3.09%, 06/01/40†	$ 10,715	$ 10,858
3.09%, 10/01/40†	23,983	23,404
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.18%, 1.18% Floor, 10.25% Cap), 2.86%, 11/01/40†	3,337	3,236
2.50%, 03/01/41	83,622	73,756
2.50%, 04/01/41	255,757	225,582
4.50%, 04/01/41	49,718	49,384
2.50%, 05/01/41	603,949	532,687
2.00%, 06/01/41	172,615	147,464
6.00%, 07/01/41	95,006	99,368
4.50%, 08/01/41	20,825	20,685
2.00%, 09/01/41	93,693	80,042
2.00%, 10/01/41	912,713	768,982
2.50%, 11/01/41	90,933	79,977
4.50%, 11/01/41	68,511	68,050
2.00%, 12/01/41	92,540	78,253
2.00%, 02/01/42	93,849	79,358
4.00%, 06/01/42	19,500	18,808
3.50%, 09/01/42	17,489	16,377
4.00%, 10/01/42	61,801	59,402
2.50%, 11/01/42	10,253	8,848
4.00%, 11/01/42	695,341	673,407
2.50%, 12/01/42	5,311	4,593
3.00%, 12/01/42	8,155	7,440
3.50%, 12/01/42	32,967	30,928
4.00%, 12/01/42	42,342	40,674
2.50%, 01/01/43	7,400	6,398
3.00%, 01/01/43	146,750	132,367
3.50%, 01/01/43	551,062	516,059
2.50%, 02/01/43	7,368	6,372
2.50%, 03/01/43	646,887	559,412
3.00%, 03/01/43	106,569	97,226
3.50%, 03/01/43	267,879	252,186
2.50%, 04/01/43	817,874	701,815
3.00%, 04/01/43	161,899	147,703
4.00%, 04/01/43	24,694	23,962
2.50%, 05/01/43	11,926	10,194
3.00%, 05/01/43	97,943	89,357
2.50%, 06/01/43	13,400	11,554
3.00%, 06/01/43	89,771	81,889
4.00%, 06/01/43	210,037	203,311
3.00%, 07/01/43	414,996	378,731
4.00%, 07/01/43	238,857	230,410
2.50%, 08/01/43	124,978	106,947
4.00%, 08/01/43	71,484	68,525
4.50%, 09/01/43	140,005	137,328
2.50%, 10/01/43	22,337	19,296
3.00%, 10/01/43	135,386	123,682
4.50%, 10/01/43	63,533	62,534
4.50%, 11/01/43	38,867	38,256
4.50%, 12/01/43	65,230	64,199
4.50%, 01/01/44	37,043	36,458
4.50%, 02/01/44	183,154	181,660
3.50%, 08/01/44	76,448	71,498
	Par	Value
4.50%, 10/01/44	$ 157,542	$ 155,070
4.00%, 12/01/44	897,733	861,828
3.00%, 01/01/45	180,209	164,427
4.00%, 01/01/45	60,214	57,963
4.50%, 02/01/45	544,645	539,703
4.50%, 04/01/45	255,191	252,433
4.50%, 05/01/45	30,793	30,460
4.50%, 06/01/45	219,598	216,152
3.50%, 07/01/45	5,483,004	5,084,337
4.00%, 08/01/45	3,622,543	3,471,899
3.00%, 11/01/45	486,657	437,915
3.50%, 01/01/46	160,662	149,660
3.00%, 07/01/46	260,880	234,550
3.00%, 08/01/46	34,748	31,219
3.00%, 09/01/46	62,862	56,483
3.00%, 10/01/46	34,738	31,145
3.00%, 11/01/46	889,548	797,837
3.50%, 11/01/46	21,518	20,194
4.50%, 11/01/46	184,858	181,774
5.00%, 11/01/46	363,033	363,887
3.50%, 12/01/46	133,132	123,850
4.00%, 01/01/47	527,291	506,717
4.50%, 01/01/47	21,221	20,888
3.50%, 02/01/47	1,380,000	1,286,222
4.00%, 02/01/47	50,076	48,073
4.50%, 03/01/47	306,645	299,405
3.50%, 05/01/47	193,470	180,379
4.00%, 05/01/47	45,979	43,952
4.50%, 06/01/47	432,520	423,771
4.50%, 07/01/47	415,206	408,476
4.00%, 08/01/47	366,372	350,799
3.00%, 09/01/47	627,529	563,609
3.50%, 09/01/47	8,452,238	7,856,792
3.50%, 10/01/47	9,661,988	8,976,417
3.50%, 11/01/47	12,441,051	11,560,729
4.50%, 11/01/47	113,627	111,619
3.50%, 12/01/47	12,247,283	11,375,588
4.00%, 12/01/47	212,091	203,683
4.00%, 01/01/48	199,516	191,606
4.00%, 02/01/48	726,509	696,303
4.00%, 03/01/48	510,849	488,816
4.00%, 06/01/48	321,675	308,272
4.00%, 07/01/48	627,245	601,208
4.50%, 07/01/48	145,941	144,102
3.50%, 08/01/48	2,938,124	2,728,983
4.00%, 08/01/48	1,572,569	1,509,845
4.50%, 09/01/48	298,105	294,625
5.00%, 09/01/48	594,001	602,691
4.00%, 10/01/48	180,400	171,734
3.00%, 11/01/48	183,869	167,602
3.50%, 11/01/48	267,980	249,049
5.00%, 11/01/48	1,360,842	1,372,175
4.00%, 01/01/49	22,648	21,679
4.50%, 01/01/49	239,556	235,094
4.50%, 02/01/49	54,534	53,486
4.50%, 05/01/49	845,070	828,570
4.50%, 06/01/49	534,450	525,001

See Notes to Financial Statements.

	Par	Value
3.50%, 07/01/49	$1,005,915	$ 937,373
4.50%, 07/01/49	389,936	381,275
3.50%, 08/01/49	723,152	673,877
4.50%, 09/01/49	66,462	64,947
3.00%, 12/01/49	626,189	559,189
4.00%, 12/01/49	118,712	113,004
3.50%, 01/01/50	353,377	325,742
4.50%, 01/01/50	6,075	5,900
3.00%, 02/01/50	1,913,267	1,722,570
4.50%, 03/01/50	7,454	7,218
4.50%, 05/01/50	663,414	649,277
2.50%, 06/01/50	957,488	824,526
4.50%, 06/01/50	66,671	65,335
4.50%, 07/01/50	32,445	31,554
2.00%, 08/01/50	71,500	59,206
3.00%, 08/01/50	151,104	134,190
2.00%, 09/01/50	69,846	57,804
2.50%, 09/01/50	2,983,822	2,579,348
2.50%, 10/01/50	588,112	503,672
2.00%, 11/01/50	80,723	66,544
2.50%, 11/01/50	175,343	150,938
3.00%, 11/01/50	94,328	83,536
2.00%, 12/01/50	394,807	323,868
2.50%, 12/01/50	78,986	67,863
4.50%, 12/01/50	486,093	474,697
1.50%, 01/01/51	195,387	151,490
2.00%, 01/01/51	505,622	415,436
2.50%, 01/01/51	160,926	138,454
2.00%, 02/01/51	1,311,710	1,077,988
2.50%, 02/01/51	52,653	45,411
4.50%, 02/01/51	1,406,111	1,359,187
1.50%, 03/01/51	788,900	611,289
2.00%, 03/01/51	4,258,403	3,510,458
2.50%, 03/01/51	321,827	277,151
2.00%, 04/01/51	923,100	760,757
2.50%, 04/01/51	86,766	74,926
2.00%, 05/01/51	611,991	501,227
2.50%, 05/01/51	1,786,608	1,521,534
2.50%, 06/01/51	660,257	568,597
3.00%, 06/01/51	161,365	144,549
2.50%, 07/01/51	612,991	528,187
2.00%, 08/01/51	273,497	224,579
2.50%, 08/01/51	361,219	310,714
3.00%, 08/01/51	663,922	595,113
2.50%, 09/01/51	546,426	471,854
3.00%, 09/01/51	84,021	74,046
3.50%, 09/01/51	72,966	66,736
2.00%, 10/01/51	268,696	221,097
2.50%, 10/01/51	1,517,006	1,301,538
3.00%, 10/01/51	539,786	475,933
2.00%, 11/01/51	186,119	152,213
2.50%, 11/01/51	1,194,475	1,026,933
3.00%, 11/01/51	177,132	158,522
2.00%, 12/01/51	5,373,578	4,391,267
3.00%, 12/01/51	183,482	164,017
2.00%, 01/01/52	565,505	464,916
2.50%, 01/01/52	936,400	802,299
3.00%, 01/01/52	1,011,597	900,530
	Par	Value
3.50%, 01/01/52	$ 279,342	$ 258,131
2.00%, 02/01/52	949,722	781,559
2.50%, 02/01/52	1,512,097	1,294,659
2.00%, 03/01/52	478,596	396,146
2.50%, 03/01/52	1,156,002	986,458
3.00%, 03/01/52	2,251,620	2,010,360
2.00%, 04/01/52	16,879,106	13,788,841
2.50%, 04/01/52	93,517	80,005
3.00%, 04/01/52	990,244	872,011
2.00%, 05/01/52	965,307	788,544
3.50%, 05/01/52	1,346,054	1,239,470
4.00%, 05/01/52	1,643,628	1,555,383
3.00%, 06/01/52	1,971,321	1,735,518
4.00%, 06/01/52	1,663,373	1,576,379
3.00%, 07/01/52	1,767,759	1,556,027
4.00%, 07/01/52	1,887,258	1,800,539
4.50%, 07/01/52	99,289	96,453
3.00%, 08/01/52	986,094	867,998
5.00%, 08/01/52	974,527	974,457
5.50%, 09/01/52	1,988,474	2,024,947
6.00%, 12/01/52	1,615,046	1,661,938
4.00%, 02/01/56	279,093	267,998
5.50%, 09/01/56	397,753	413,221
4.00%, 01/01/57	177,059	170,020
4.00%, 06/01/57	271,825	260,010
4.50%, 09/01/57	425,377	413,005
4.50%, 08/01/58	119,096	116,011
2.50%, 07/01/61	3,376,713	2,802,313
2.50%, 09/01/61	94,372	78,318
Federal National Mortgage Association ACES, Series 2015-M1
0.50%, 09/25/24† IO γ	2,133,066	14,567
Federal National Mortgage Association ACES, Series 2016-M11
2.94%, 07/25/39	35,986	32,019
Federal National Mortgage Association ACES, Series 2017-M8
3.06%, 05/25/27	88,900	83,812
Federal National Mortgage Association ACES, Series 2019-M23
2.72%, 10/25/31	275,187	239,591
Federal National Mortgage Association ACES, Series 2020-M33
2.24%, 01/25/31† IO γ	6,976,140	662,201
Federal National Mortgage Association ACES, Series 2020-M6
2.50%, 10/25/37	87,885	75,597
Federal National Mortgage Association Interest STRIP, Series 409
3.00%, 04/25/27 IO	63,930	2,784
4.50%, 11/25/39 IO	14,543	2,522
3.50%, 11/25/41 IO	50,676	7,990
4.00%, 11/25/41 IO	68,610	12,289
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
4.00%, 04/25/42 IO	$125,632	$ 21,336
Federal National Mortgage Association REMIC, Series 2000-32
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor, 9.00% Cap), 4.79%, 10/18/30†	3,359	3,331
Federal National Mortgage Association REMIC, Series 2005-29
5.50%, 04/25/35	207,034	214,501
Federal National Mortgage Association REMIC, Series 2007-24
(Floating, 6.75% - ICE LIBOR USD 1M, 6.75% Cap), 2.36%, 03/25/37† IO	213,670	19,687
Federal National Mortgage Association REMIC, Series 2011-52
5.00%, 06/25/41	121,373	121,947
Federal National Mortgage Association REMIC, Series 2011-59
5.50%, 07/25/41	409,078	417,002
Federal National Mortgage Association REMIC, Series 2011-96
(Floating, 6.55% - ICE LIBOR USD 1M, 6.55% Cap), 2.16%, 10/25/41† IO	160,964	10,565
Federal National Mortgage Association REMIC, Series 2012-101
4.00%, 09/25/27 IO	22,032	650
Federal National Mortgage Association REMIC, Series 2012-111
7.00%, 10/25/42	10,965	11,531
Federal National Mortgage Association REMIC, Series 2012-133
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 1.76%, 12/25/42† IO	48,276	4,943
Federal National Mortgage Association REMIC, Series 2012-153
7.00%, 07/25/42	36,746	39,002
Federal National Mortgage Association REMIC, Series 2012-28
6.50%, 06/25/39	1,298	1,323
Federal National Mortgage Association REMIC, Series 2012-35
(Floating, 6.50% - ICE LIBOR USD 1M, 6.50% Cap), 2.11%, 04/25/42† IO	58,254	6,292
	Par	Value
Federal National Mortgage Association REMIC, Series 2012-46
6.00%, 05/25/42	$ 52,718	$ 54,886
Federal National Mortgage Association REMIC, Series 2012-74
(Floating, 6.65% - ICE LIBOR USD 1M, 6.65% Cap), 2.26%, 03/25/42† IO	63,529	3,914
Federal National Mortgage Association REMIC, Series 2012-75
(Floating, 6.60% - ICE LIBOR USD 1M, 6.60% Cap), 2.21%, 07/25/42† IO	13,438	1,534
Federal National Mortgage Association REMIC, Series 2013-124
(Floating, 5.95% - ICE LIBOR USD 1M, 5.95% Cap), 1.56%, 12/25/43† IO	183,868	17,046
Federal National Mortgage Association REMIC, Series 2013-14
4.00%, 03/25/43 IO	51,646	7,796
Federal National Mortgage Association REMIC, Series 2013-17
3.00%, 03/25/28 IO	284,736	15,732
Federal National Mortgage Association REMIC, Series 2013-29
4.00%, 04/25/43 IO	141,885	23,833
Federal National Mortgage Association REMIC, Series 2013-54
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 1.76%, 06/25/43† IO	77,295	8,452
Federal National Mortgage Association REMIC, Series 2013-9
5.50%, 04/25/42	237,210	241,411
6.50%, 07/25/42	97,453	103,096
Federal National Mortgage Association REMIC, Series 2014-47
0.00%, 08/25/44† IO γ	155,490	6,745
Federal National Mortgage Association REMIC, Series 2014-6
2.50%, 02/25/44	499,771	420,626
Federal National Mortgage Association REMIC, Series 2015-55
0.00%, 08/25/55† IO γ	52,638	1,803

See Notes to Financial Statements.

	Par	Value
Federal National Mortgage Association REMIC, Series 2015-56
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 1.76%, 08/25/45† IO	$ 31,886	$ 3,554
Federal National Mortgage Association REMIC, Series 2017-76
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 1.71%, 10/25/57† IO	375,500	37,006
Federal National Mortgage Association REMIC, Series 2017-85
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 1.81%, 11/25/47† IO	125,526	10,906
Federal National Mortgage Association REMIC, Series 2020-47
2.00%, 07/25/50	315,368	185,734
Federal National Mortgage Association REMIC, Series 2020-56
2.50%, 08/25/50 IO	318,834	50,153
Federal National Mortgage Association REMIC, Series 2020-74
2.50%, 10/25/50 IO	157,262	26,551
Federal National Mortgage Association REMIC, Series 2020-89
2.50%, 12/25/50 IO	782,027	116,295
Federal National Mortgage Association REMIC, Series 2021-1
2.50%, 02/25/51 IO	606,845	102,333
Federal National Mortgage Association REMIC, Series 2021-3
2.50%, 02/25/51 IO	740,122	112,787
FHLMC Multifamily Structured Pass-Through Certificates, Series K068
0.42%, 08/25/27† IO γ	2,345,169	39,227
FHLMC Multifamily Structured Pass-Through Certificates, Series K091
0.56%, 03/25/29† IO γ	1,394,436	40,611
FHLMC Multifamily Structured Pass-Through Certificates, Series K093
0.95%, 05/25/29† IO γ	1,984,068	94,786
FHLMC Multifamily Structured Pass-Through Certificates, Series K094
0.88%, 06/25/29† IO γ	994,527	44,920
FHLMC Multifamily Structured Pass-Through Certificates, Series K-1519
0.60%, 12/25/35† IO γ	5,936,391	295,844
	Par	Value
FHLMC Multifamily Structured Pass-Through Certificates, Series K723
0.91%, 08/25/23† IO γ	$2,689,615	$ 9,436
FHLMC Multifamily Structured Pass-Through Certificates, Series K736
1.29%, 07/25/26† IO γ	969,224	35,929
FHLMC Multifamily Structured Pass-Through Certificates, Series K741
0.57%, 12/25/27† IO γ	2,994,882	69,398
FHLMC Structured Agency Credit Risk Debt Notes, Series 2016-DNA4, Class M3
(Floating, ICE LIBOR USD 1M + 3.80%), 8.19%, 03/25/29†	130,193	132,914
FHLMC Structured Pass-Through Certificates, Series T-61, Class 1A1
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 3.45%, 07/25/44†	251,684	252,243
Finance of America HECM Buyout, Series 2022-HB2, Class M2
6.00%, 04/25/26 144A	600,000	582,243
Finsbury Square PLC, Series 2020-2A, Class A
(Floating, SONIA Interest Rate + 1.30%), 4.71%, 06/16/70(U) 144A †	612,015	740,648
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA1, Class A1
4.54%, 06/25/34† γ	105,670	98,406
GCAT Trust, Series 2022-NQM3, Class A3
4.35%, 04/25/67 144A † γ	2,385,224	2,217,989
GCAT Trust, Series 2022-NQM4, Class A1
(Step to 5.77% on 09/25/26), 5.27%, 08/25/67 144A STEP	131,436	125,893
GCAT Trust, Series 2022-NQM4, Class A2
(Step to 5.77% on 09/25/26), 5.73%, 08/25/67 144A STEP	584,160	554,476
GCAT Trust, Series 2022-NQM4, Class A3
(Step to 5.77% on 09/25/26), 5.73%, 08/25/67 144A STEP	1,752,481	1,629,991
Government National Mortgage Association
7.00%, 01/15/26	1,201	1,208
7.00%, 07/15/27	7,188	7,210
7.00%, 01/15/28	7,542	7,536
7.00%, 03/15/28	12,387	12,434
7.00%, 07/15/28	1,192	1,193
6.50%, 08/15/28	892	919
7.00%, 08/15/28	1,333	1,344
7.50%, 08/15/28	4,372	4,467
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
6.50%, 09/15/28	$ 1,842	$ 1,898
7.00%, 10/15/28	7,965	7,959
7.50%, 03/15/29	4,787	4,818
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.00% Cap), 1.75%, 11/20/29†	8,732	8,439
8.50%, 08/15/30	83	83
8.50%, 11/20/30	3,660	3,838
6.50%, 08/15/31	10,966	11,293
7.50%, 08/15/31	4,389	4,420
6.50%, 10/15/31	17,112	17,632
6.00%, 11/15/31	51,232	53,093
6.00%, 12/15/31	5,828	6,030
6.00%, 01/15/32	43,209	44,503
6.00%, 02/15/32	29,019	29,805
6.50%, 02/15/32	12,514	12,886
6.00%, 04/15/32	27,614	28,361
6.50%, 06/15/32	24,547	25,278
6.50%, 08/15/32	20,937	21,583
6.50%, 09/15/32	30,662	31,658
6.00%, 10/15/32	41,629	43,925
5.50%, 11/15/32	4,663	4,768
6.00%, 11/15/32	25,586	26,408
6.00%, 12/15/32	17,390	17,914
6.50%, 12/15/32	817	841
5.50%, 01/15/33	1,856	1,886
6.00%, 01/15/33	11,094	11,410
5.50%, 02/15/33	5,423	5,630
6.00%, 02/15/33	12,111	12,853
5.50%, 03/15/33	6,253	6,467
6.50%, 04/15/33	66,867	69,555
6.00%, 06/15/33	14,954	15,359
5.50%, 07/15/33	7,931	8,166
5.50%, 08/15/33	2,525	2,566
5.50%, 09/15/33	1,288	1,308
6.00%, 10/15/33	26,864	27,591
6.50%, 10/15/33	41,644	42,896
5.50%, 04/15/34	3,015	3,063
5.50%, 05/15/34	2,165	2,199
6.50%, 08/15/34	36,391	37,504
5.50%, 09/15/34	28,213	29,524
5.50%, 12/15/34	30,612	31,962
5.50%, 01/15/35	22,487	23,412
6.00%, 09/20/38	60,746	64,229
5.00%, 07/20/40	4,495	4,563
5.00%, 09/20/40	21,275	21,676
4.00%, 10/20/40	2,449	2,372
6.00%, 10/20/40	7,512	7,944
6.00%, 01/20/41	6,341	6,611
4.50%, 04/20/41	84,414	84,412
3.00%, 09/15/42	199,445	183,160
3.00%, 10/15/42	92,922	85,291
3.00%, 11/15/42	40,036	36,749
4.00%, 08/20/43	142,680	137,821
3.50%, 06/20/44	49,443	46,484
3.00%, 01/15/45	872,880	781,704
3.50%, 03/20/45	21,267	19,897
	Par	Value
3.50%, 04/15/45	$ 191,184	$ 178,933
4.00%, 05/20/45	12,041	11,609
4.00%, 10/20/45	87,151	84,015
3.50%, 01/20/46	55,991	52,470
3.50%, 04/20/46	119,807	112,008
3.50%, 05/20/46	60,733	56,839
3.50%, 06/20/46	123,978	115,965
3.50%, 07/20/46	62,406	58,343
3.00%, 08/20/46	160,816	145,787
3.50%, 09/20/46	545,467	502,648
3.00%, 11/20/46	39,008	35,360
3.50%, 04/20/47	1,318,684	1,229,262
3.50%, 05/20/47	73,271	68,699
4.00%, 06/20/47	525,171	505,312
4.50%, 08/20/47	24,076	23,770
3.00%, 09/20/47	10,739	9,698
4.00%, 09/20/47	328,764	317,151
3.50%, 10/20/47	342,099	319,409
4.00%, 11/20/47	200,010	192,455
3.50%, 12/20/47	1,228,559	1,148,524
4.00%, 12/20/47	90,930	87,495
3.00%, 02/20/48	50,814	45,885
4.00%, 02/20/48	56,507	54,471
4.00%, 03/20/48	90,390	86,979
4.00%, 04/20/48	56,963	54,798
4.50%, 04/20/48	149,653	147,573
4.50%, 05/20/48	519,959	512,602
3.50%, 06/15/48	100,469	94,839
4.50%, 06/20/48	149,706	147,499
4.50%, 07/20/48	10,190	10,009
5.00%, 07/20/48	118,403	118,467
4.50%, 08/20/48	1,293,585	1,273,403
5.00%, 08/20/48	137,218	137,054
4.50%, 09/20/48	887,415	862,885
4.50%, 10/20/48	139,324	137,054
5.00%, 10/20/48	555,653	558,563
5.00%, 11/20/48	1,011,133	1,012,713
4.50%, 12/20/48	570,955	555,175
5.00%, 12/20/48	586,283	587,917
4.50%, 01/20/49	2,186,096	2,126,276
5.00%, 01/20/49	1,791,713	1,794,492
4.00%, 02/20/49	1,012,506	970,943
4.50%, 02/20/49	207,902	202,140
5.00%, 02/20/49	42,163	42,086
4.00%, 03/20/49	867,081	830,622
4.50%, 03/20/49	149,227	146,750
5.00%, 03/20/49	187,529	187,247
3.50%, 07/20/49	189,011	175,865
3.00%, 08/20/49	1,425,470	1,285,416
5.00%, 08/20/49	3,019,969	3,016,665
3.50%, 10/20/49	38,750	36,021
4.00%, 10/20/49	34,330	33,180
4.50%, 10/20/49	181,197	177,222
4.00%, 11/20/49	42,096	39,559
5.00%, 11/20/49	238,167	238,933
3.00%, 01/20/50	190,195	169,936
4.00%, 01/20/50	44,471	43,429

See Notes to Financial Statements.

	Par	Value
3.50%, 02/20/50	$ 704,224	$ 656,127
4.00%, 02/20/50	36,246	35,314
3.00%, 03/20/50	8,130,336	7,279,142
4.00%, 03/20/50	30,108	29,394
4.00%, 04/20/50	144,737	141,336
3.50%, 05/15/50	86,636	81,049
4.50%, 05/20/50	422,366	414,703
3.50%, 06/20/50	828,018	770,127
3.50%, 07/20/50	75,808	70,567
3.50%, 11/20/50	936,738	875,101
4.50%, 12/20/50	262,233	257,977
2.50%, 01/20/51	132,807	115,958
2.50%, 02/20/51	273,531	238,830
3.00%, 02/20/51	113,120	101,932
2.50%, 04/20/51	536,742	468,829
3.00%, 07/20/51	141,525	126,992
3.00%, 09/20/51	756,511	678,657
3.00%, 11/20/51	3,783,127	3,392,168
3.00%, 12/20/51	915,731	820,469
3.00%, 02/20/52	3,364,208	3,005,938
3.50%, 02/20/52	570,958	526,635
3.00%, 03/20/52	280,135	250,742
3.50%, 03/20/52	196,260	178,831
3.00%, 04/20/52	1,048,707	913,789
3.50%, 06/20/52	196,935	179,447
4.50%, 09/20/52	10,962,753	10,657,791
2.00%, 01/01/53 TBA	2,000,000	1,679,596
2.50%, 01/01/53 TBA	14,200,000	12,329,553
3.00%, 01/01/53 TBA	6,400,000	5,709,287
3.50%, 01/01/53 TBA	1,900,000	1,748,532
4.00%, 01/01/53 TBA	500,000	473,809
5.00%, 01/01/53 TBA	6,000,000	5,951,484
5.50%, 01/01/53 TBA	6,000,000	6,039,806
6.00%, 01/01/53 TBA	7,000,000	7,117,305
2.50%, 02/01/53 TBA	200,000	173,828
3.00%, 02/01/53 TBA	800,000	714,192
3.50%, 02/01/53 TBA	800,000	736,787
4.00%, 02/01/53 TBA	2,800,000	2,654,644
4.50%, 02/01/53 TBA	2,500,000	2,428,711
5.00%, 02/01/53 TBA	3,300,000	3,272,801
5.50%, 02/01/53 TBA	2,200,000	2,212,877
6.00%, 02/01/53 TBA	600,000	608,836
Government National Mortgage Association, Series 2007-30
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor, 6.50% Cap), 4.65%, 05/20/37†	50,998	50,636
Government National Mortgage Association, Series 2007-51
(Floating, 6.58% - ICE LIBOR USD 1M, 6.58% Cap), 2.23%, 08/20/37† IO	470,115	18,150
Government National Mortgage Association, Series 2010-85
(Floating, 6.65% - ICE LIBOR USD 1M, 6.65% Cap), 2.30%, 01/20/40† IO	3,431	39
	Par	Value
Government National Mortgage Association, Series 2010-H28
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor, 10.50% Cap), 4.24%, 12/20/60†	$ 101,250	$ 100,386
Government National Mortgage Association, Series 2011-H08
(Floating, ICE LIBOR USD 1M + 0.48%, 0.48% Floor, 10.50% Cap), 4.32%, 03/20/61†	126,482	125,533
Government National Mortgage Association, Series 2011-H09
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 10.50% Cap), 4.34%, 03/20/61†	78,478	77,963
Government National Mortgage Association, Series 2012-144
0.32%, 01/16/53† IO γ	2,715,439	23,346
Government National Mortgage Association, Series 2012-34
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 1.70%, 03/20/42† IO	18,114	1,857
Government National Mortgage Association, Series 2012-H27
1.70%, 10/20/62† IO γ	266,023	8,259
Government National Mortgage Association, Series 2012-H30
(Floating, ICE LIBOR USD 1M + 0.35%, 0.35% Floor, 10.50% Cap), 4.19%, 12/20/62†	307,608	304,861
Government National Mortgage Association, Series 2013-107
2.85%, 11/16/47† γ	116,434	105,748
Government National Mortgage Association, Series 2013-53
3.50%, 04/20/43 IO	36,588	3,808
Government National Mortgage Association, Series 2014-118
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 1.85%, 08/20/44† IO	96,171	10,300
Government National Mortgage Association, Series 2014-17
3.54%, 06/16/48† γ	4,115	3,913
Government National Mortgage Association, Series 2014-93
0.67%, 11/16/55† IO γ	649,125	16,075
Government National Mortgage Association, Series 2015-167
4.00%, 04/16/45 IO	46,899	8,380
Government National Mortgage Association, Series 2015-H11
(Floating, ICE LIBOR USD 1M + 0.55%, 0.55% Floor, 7.50% Cap), 3.77%, 05/20/65†	1,349,235	1,328,357
Government National Mortgage Association, Series 2015-H14
(Floating, ICE LIBOR USD 1M + 0.43%, 0.43% Floor, 11.00% Cap), 4.27%, 05/20/65†	1,102,962	1,096,217
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
(Floating, ICE LIBOR USD 1M + 0.57%, 0.57% Floor, 7.50% Cap), 4.41%, 06/20/65†	$2,454,908	$2,422,082
Government National Mortgage Association, Series 2015-H15
(Floating, ICE LIBOR USD 1M + 0.58%, 0.58% Floor, 7.50% Cap), 4.18%, 06/20/65†	949,457	935,090
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 7.50% Cap), 4.28%, 06/20/65†	2,298,280	2,266,349
Government National Mortgage Association, Series 2015-H16
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor), 4.44%, 07/20/65†	2,248,503	2,214,763
Government National Mortgage Association, Series 2015-H17
(Floating, ICE LIBOR USD 1M + 0.46%, 0.46% Floor), 3.60%, 06/20/65†	255,543	253,749
Government National Mortgage Association, Series 2015-H18
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 7.50% Cap), 4.44%, 07/20/65†	316,949	312,502
Government National Mortgage Association, Series 2015-H19
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor), 4.44%, 08/20/65†	333,226	328,022
Government National Mortgage Association, Series 2015-H22
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 7.50% Cap), 4.34%, 09/20/65†	387,703	381,468
Government National Mortgage Association, Series 2015-H23
(Floating, ICE LIBOR USD 1M + 0.62%, 0.62% Floor, 7.50% Cap), 4.38%, 09/20/65†	397,409	390,568
Government National Mortgage Association, Series 2015-H26
(Floating, ICE LIBOR USD 1M + 0.52%, 0.52% Floor, 11.00% Cap), 4.36%, 10/20/65†	864,673	856,017
Government National Mortgage Association, Series 2015-H30
(Floating, ICE LIBOR USD 1M + 0.68%, 0.68% Floor), 4.52%, 08/20/61†	1,742	1,716
Government National Mortgage Association, Series 2016-152
0.73%, 08/15/58† IO γ	2,850,349	100,759
Government National Mortgage Association, Series 2017-190
0.54%, 03/16/60† IO γ	1,453,668	54,120
Government National Mortgage Association, Series 2017-H15
1.70%, 07/20/67† IO γ	318,894	16,825
(Floating, ICE LIBOR USD 1Y + 0.80%, 0.80% Floor, 7.50% Cap), 3.58%, 07/20/67†	1,074,971	1,069,730
	Par	Value
Government National Mortgage Association, Series 2017-H18
0.16%, 09/20/67† IO γ	$2,502,688	$ 84,014
Government National Mortgage Association, Series 2017-H20
0.15%, 10/20/67† IO γ	110,349	4,738
Government National Mortgage Association, Series 2017-H22
0.00%, 11/20/67† IO γ	906,859	28,256
Government National Mortgage Association, Series 2018-H07
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor, 11.00% Cap), 4.14%, 05/20/68†	473,068	470,568
Government National Mortgage Association, Series 2020-123
2.50%, 08/20/50 IO	563,872	78,700
Government National Mortgage Association, Series 2020-127
2.50%, 08/20/50 IO	159,591	23,349
Government National Mortgage Association, Series 2020-129
2.50%, 09/20/50 IO	164,619	24,370
Government National Mortgage Association, Series 2020-160
2.50%, 10/20/50 IO	751,633	103,739
Government National Mortgage Association, Series 2020-173
2.50%, 11/20/50 IO	2,311,815	304,465
Government National Mortgage Association, Series 2020-179
1.01%, 09/16/62† IO γ	6,881,674	487,450
Government National Mortgage Association, Series 2020-181
2.00%, 12/20/50 IO	1,268,824	140,456
Government National Mortgage Association, Series 2020-47
3.50%, 04/20/50 IO	345,314	55,775
Government National Mortgage Association, Series 2020-H09
(Floating, ICE LIBOR USD 1M + 1.25%, 1.25% Floor, 11.00% Cap), 5.09%, 04/20/70†	122,157	122,390
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 2.88%, 05/20/70†	319,238	313,840
Government National Mortgage Association, Series 2020-H13
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor, 7.50% Cap), 2.98%, 07/20/70†	131,003	125,530
Government National Mortgage Association, Series 2021-14
1.34%, 06/16/63	372,392	290,330
Government National Mortgage Association, Series 2021-21
1.40%, 06/16/63	708,762	556,094
Government National Mortgage Association, Series 2021-29
2.50%, 02/20/51 IO	472,091	81,304

See Notes to Financial Statements.

	Par	Value
Government National Mortgage Association, Series 2022-102
2.25%, 06/16/64† γ	$1,500,000	$1,029,033
Government National Mortgage Association, Series 2022-139
4.00%, 07/20/51	300,000	279,449
Government National Mortgage Association, Series 2022-189
2.50%, 10/20/51	595,988	502,305
Government National Mortgage Association, Series 2022-196
3.00%, 10/16/64† γ	300,000	228,871
Government National Mortgage Association, Series 2022-3
0.64%, 02/16/61† IO γ	98,328	5,466
GPMT, Ltd., Series 2021-FL3, Class A
(Floating, ICE LIBOR USD 1M + 1.25%, 1.25% Floor), 5.59%, 07/16/35 144A †	1,384,763	1,369,454
GreenPoint Mortgage Funding Trust, Series 2006-OH1, Class A1
(Floating, ICE LIBOR USD 1M + 0.36%, 0.36% Floor), 4.75%, 01/25/37†	289,937	245,026
GS Mortgage Securities Corporation II, Series 2018-SRP5, Class A
(Floating, ICE LIBOR USD 1M + 1.80%, 1.30% Floor), 6.12%, 09/15/31 144A †	1,392,371	1,172,869
GS Mortgage Securities Corporation Trust, Series 2021-DM, Class A
(Floating, ICE LIBOR USD 1M + 0.89%, 0.89% Floor), 5.20%, 11/15/36 144A †	1,570,000	1,519,161
GS Mortgage Securities Corporation Trust, Series 2021-DM, Class AS
(Floating, ICE LIBOR USD 1M + 1.39%, 1.39% Floor), 5.70%, 11/15/36 144A †	1,370,000	1,320,379
GS Mortgage Securities Corporation Trust, Series 2021-RENT, Class B
(Floating, ICE LIBOR USD 1M + 1.10%, 1.10% Floor), 5.45%, 11/21/35 144A †	663,129	615,084
GS Mortgage Securities Corporation Trust, Series 2022-SHIP, Class C
(Floating, CME Term SOFR 1M + 1.92%, 1.92% Floor), 6.25%, 08/15/24 144A †	1,250,000	1,225,932
GS Mortgage Securities Trust, Series 2013-GC16, Class B
5.16%, 11/10/46	130,000	126,688
GS Mortgage Securities Trust, Series 2015-GC30, Class AS
3.78%, 05/10/50	370,000	347,709
GS Mortgage Securities Trust, Series 2017-GS6, Class A2
3.16%, 05/10/50	296,270	271,641
GS Mortgage-Backed Securities Trust, Series 2022-GR2, Class A2
3.00%, 08/26/52 144A † γ	2,451,240	2,048,953
	Par	Value
GS Mortgage-Backed Securities Trust, Series 2022-PJ3, Class A4
2.50%, 08/25/52 144A † γ	$2,086,481	$1,687,876
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1
3.77%, 09/25/35† γ	160,185	150,436
HIT Trust, Series 2022-HI32, Class C
(Floating, CME Term SOFR 1M + 3.74%, 3.74% Floor), 8.07%, 07/15/24 144A †	1,250,000	1,227,430
Impac CMB Trust, Series 2004-8, Class 1A
(Floating, ICE LIBOR USD 1M + 0.72%, 0.72% Floor, 11.00% Cap), 5.11%, 10/25/34†	11,225	10,258
IndyMac ARM Trust, Series 2001-H2, Class A1
3.69%, 01/25/32† γ	3,000	2,665
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class D
4.96%, 05/15/45† γ	264,297	244,954
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2021-410T, Class A
2.29%, 03/05/42 144A	1,900,000	1,557,083
JP Morgan Mortgage Trust, Series 2005-A1, Class 6T1
2.67%, 02/25/35† γ	10,197	9,352
JP Morgan Mortgage Trust, Series 2018-4, Class A1
3.50%, 10/25/48 144A † γ	116,854	102,141
JP Morgan Mortgage Trust, Series 2021-14, Class A11
(Floating, U.S. 30-Day Average SOFR + 0.95%, 5.00% Cap), 4.47%, 05/25/52 144A †	2,073,289	1,894,459
JP Morgan Mortgage Trust, Series 2021-6, Class A3
2.50%, 10/25/51 144A † γ	1,902,721	1,539,222
JP Morgan Mortgage Trust, Series 2021-LTV2, Class A1
2.52%, 05/25/52 144A	1,014,708	819,618
JP Morgan Mortgage Trust, Series 2022-INV1, Class A3
3.00%, 03/25/52 144A † γ	2,029,197	1,703,754
JP Morgan Mortgage Trust, Series 2022-LTV2, Class A3
3.50%, 09/25/52 144A † γ	2,022,884	1,797,786
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class B
4.88%, 01/15/47† γ	50,000	48,541
JPMBB Commercial Mortgage Securities Trust, Series 2014-C25, Class ASB
3.41%, 11/15/47	315,376	307,954
JPMBB Commercial Mortgage Securities Trust, Series 2015-C32, Class ASB
3.36%, 11/15/48	401,253	388,260
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class B
4.01%, 03/15/50	$ 630,000	$ 530,627
KREST Commercial Mortgage Securities Trust, Series 2021-CHIP, Class A
2.56%, 11/05/44 144A	2,300,000	1,716,521
Ludgate Funding PLC, Series 2007-1, Class A2A
(Floating, ICE LIBOR GBP 3M + 0.16%), 4.05%, 01/01/61(U) †	497,911	560,014
Ludgate Funding PLC, Series 2008-W1X, Class A1
(Floating, ICE LIBOR GBP 3M + 0.60%), 4.49%, 01/01/61(U) †	405,916	467,708
LUXE Trust, Series 2021-TRIP, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 5.37%, 10/15/38 144A †	796,030	762,582
Manhattan West Mortgage Trust, Series 2020-OMW, Class A
2.13%, 09/10/39 144A	1,700,000	1,456,531
Mansard Mortgages PLC, Series 2007-1X, Class A2
(Floating, SONIA Interest Rate + 0.30%), 3.18%, 04/15/47(U) †	494,710	560,134
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7
3.87%, 11/21/34† γ	78,914	71,168
MASTR Adjustable Rate Mortgages Trust, Series 2004-4, Class 4A1
3.18%, 05/25/34† γ	44,671	41,707
MF1 Multifamily Housing Mortgage Loan Trust, Series 2021-FL5, Class A
(Floating, CME Term SOFR 1M + 0.96%, 0.85% Floor), 5.30%, 07/15/36 144A †	988,354	960,624
Mill City Mortgage Loan Trust, Series 2017-2, Class A3
3.13%, 07/25/59 144A † γ	135,135	128,120
Mill City Mortgage Loan Trust, Series 2019-GS2, Class M1
3.00%, 08/25/59 144A	870,000	752,177
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class AS
3.46%, 05/15/46	140,000	138,285
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class B
4.00%, 12/15/47	370,000	343,031
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class AS
3.56%, 05/15/46	480,000	447,444
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class A4
3.37%, 10/15/48	1,400,000	1,327,371
	Par	Value
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB
3.56%, 12/15/47	$ 444,854	$ 432,676
Morgan Stanley Capital I Trust, Series 2019-BPR, Class A
(Floating, ICE LIBOR USD 1M + 1.65%, 1.40% Floor), 5.97%, 05/15/36 144A †	920,626	881,207
Morgan Stanley Capital I Trust, Series 2020-CNP, Class A
2.43%, 04/05/42 144A † γ	1,600,000	1,226,034
MortgageIT Trust, Series 2005-4, Class A1
(Floating, ICE LIBOR USD 1M + 0.56%, 0.56% Floor, 11.50% Cap), 4.95%, 10/25/35†	75,485	70,262
MSCG Trust, Series 2015-ALDR, Class A2
3.46%, 06/07/35 144A † γ	580,000	526,768
NADG NNN Operating LP, Series 2019-1, Class A
3.37%, 12/28/49 144A	876,650	814,288
New Residential Mortgage Loan Trust, Series 2022-NQM4, Class A1
(Step to 5.02% on 07/25/26), 5.00%, 06/25/62 144A STEP	275,037	269,084
New Residential Mortgage Loan Trust, Series 2022-NQM5, Class A2
(Step to 5.84% on 09/25/26), 6.50%, 11/25/52 144A STEP	479,292	473,317
NYMT Loan Trust, Series 2022-SP1, Class A1
(Step to 8.25% on 08/25/25), 5.25%, 07/25/62 144A STEP	3,471,211	3,335,152
NYO Commercial Mortgage Trust, Series 2021-1290, Class A
(Floating, ICE LIBOR USD 1M + 1.10%, 1.10% Floor), 5.41%, 11/15/38 144A †	2,300,000	2,091,655
OBX Trust, Series 2018-1, Class A2
(Floating, ICE LIBOR USD 1M + 0.65%), 5.04%, 06/25/57 144A †	872,852	824,853
OBX Trust, Series 2022-NQM7, Class A1
(Step to 5.84% on 09/25/26), 5.11%, 08/25/62 144A STEP	144,045	137,145
OBX Trust, Series 2022-NQM7, Class A3
(Step to 5.84% on 09/25/26), 5.70%, 08/25/62 144A STEP	1,920,602	1,803,705
OBX Trust, Series 2022-NQM8, Class A2
(Step to 5.95% on 08/25/23), 6.10%, 09/25/62 144A STEP	489,243	481,165
OBX Trust, Series 2022-NQM9, Class A1A
(Step to 6.55% on 12/25/26), 6.45%, 09/25/62 144A STEP	149,280	148,780

See Notes to Financial Statements.

	Par	Value
OBX Trust, Series 2022-NQM9, Class A2
(Step to 6.55% on 12/25/26), 6.45%, 09/25/62 144A STEP	$1,343,517	$1,321,609
PFP, Ltd., Series 2021-8, Class A
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor), 5.33%, 08/09/37 144A †	1,919,417	1,833,012
PRKCM Trust, Series 2022-AFC1, Class A1A
4.10%, 04/25/57 144A † γ	1,129,745	1,064,330
Ready Capital Mortgage Financing LLC, Series 2021-FL6, Class A
(Floating, ICE LIBOR USD 1M + 0.95%, 0.95% Floor), 5.34%, 07/25/36 144A †	2,050,812	1,955,044
Ready Capital Mortgage Financing LLC, Series 2021-FL7, Class A
(Floating, ICE LIBOR USD 1M + 1.20%, 1.20% Floor), 5.59%, 11/25/36 144A †	2,259,739	2,167,800
Resloc UK PLC, Series 2007-1X, Class A3A
(Floating, Euribor 3M + 0.16%), 2.21%, 12/15/43(E) †	672,011	675,175
Resloc UK PLC, Series 2007-1X, Class A3B
(Floating, SONIA Interest Rate + 0.28%), 3.68%, 12/15/43(U) †	168,003	191,879
Ripon Mortgages PLC, Series 1RA, Class A
(Floating, SONIA Interest Rate + 0.70%), 4.01%, 08/28/56(U) 144A †	3,875,155	4,613,504
Ripon Mortgages PLC, Series 1RA, Class C
(Floating, SONIA Interest Rate + 1.15%), 4.46%, 08/28/56(U) 144A †	3,100,000	3,561,763
Sequoia Mortgage Trust, Series 6, Class A
(Floating, ICE LIBOR USD 1M + 0.64%, 0.64% Floor, 11.00% Cap), 4.98%, 04/19/27†	72,725	68,920
SFO Commercial Mortgage Trust, Series 2021-555, Class D
(Floating, ICE LIBOR USD 1M + 2.40%, 2.40% Floor), 6.72%, 05/15/38 144A †	970,000	839,043
Shops at Crystals Trust, Series 2016-CSTL, Class A
3.13%, 07/05/36 144A	340,000	296,055
SLG Office Trust, Series 2021-OVA, Class A
2.59%, 07/15/41 144A	430,000	345,165
SMRT, Series 2022-MINI, Class D
(Floating, CME Term SOFR 1M + 1.95%, 1.95% Floor), 6.29%, 01/15/39 144A †	1,290,000	1,203,493
	Par	Value
SREIT Trust, Series 2021-IND, Class A
(Floating, ICE LIBOR USD 1M + 0.70%, 0.70% Floor), 5.02%, 10/15/38 144A †	$ 2,300,000	$ 2,211,927
SREIT Trust, Series 2021-MFP2, Class A
(Floating, ICE LIBOR USD 1M + 0.82%, 0.82% Floor), 5.14%, 11/15/36 144A †	450,000	433,785
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-19XS, Class 2A1
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor), 4.69%, 10/25/35†	2,447	2,448
Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A1
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 11.00% Cap), 4.84%, 07/19/35†	30,470	26,899
STWD Mortgage Trust, Series 2021-HTS, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 5.37%, 04/15/34 144A †	1,959,000	1,897,188
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class A
(Floating, CME Term SOFR 1M + 2.19%, 2.19% Floor), 6.52%, 05/15/37 144A †	850,000	827,563
Thornburg Mortgage Securities Trust, Series 2003-4, Class A1
(Floating, ICE LIBOR USD 1M + 0.64%, 0.64% Floor, 11.50% Cap), 5.03%, 09/25/43†	2,982	2,797
Thornburg Mortgage Securities Trust, Series 2005-1, Class A3
2.41%, 04/25/45† γ	17,982	16,810
Towd Point Mortgage Funding PLC, Series 2019-A13X, Class A1
(Floating, SONIA Interest Rate + 0.90%), 3.83%, 07/20/45(U) †	1,343,360	1,601,554
Towd Point Mortgage Funding PLC, Series 2019-GR4A, Class A1
(Floating, SONIA Interest Rate + 1.14%), 4.07%, 10/20/51(U) 144A †	839,067	1,012,025
Towd Point Mortgage Funding PLC, Series 2020-A14X, Class A
(Floating, SONIA Interest Rate + 0.90%), 4.17%, 05/20/45(U) †	2,985,052	3,545,961
Towd Point Mortgage Funding, Series 2019-A13A, Class A1
(Floating, SONIA Interest Rate + 0.90%), 3.83%, 07/20/45(U) 144A †	1,343,360	1,601,554
Uniform Mortgage Backed Securities
4.00%, 01/01/51 TBA	77,640,000	72,917,998
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
2.50%, 01/01/52 TBA	$ 20,100,000	$17,053,535
3.00%, 01/01/52 TBA	6,600,000	5,803,139
3.50%, 01/01/52 TBA	20,500,000	18,654,333
2.00%, 01/01/53 TBA	2,000,000	1,630,846
4.50%, 01/01/53 TBA	2,000,000	1,927,188
5.00%, 01/01/53 TBA	10,100,000	9,962,703
5.50%, 01/01/53 TBA	18,000,000	18,063,169
6.00%, 01/01/53 TBA	1,000,000	1,015,625
6.50%, 01/01/53 TBA	1,000,000	1,024,844
2.00%, 02/01/53 TBA	200,000	163,256
2.50%, 02/01/53 TBA	800,000	679,466
3.00%, 02/01/53 TBA	102,308,964	90,036,472
3.50%, 02/01/53 TBA	700,000	637,387
4.00%, 02/01/53 TBA	3,600,000	3,381,895
4.50%, 02/01/53 TBA	15,800,000	15,226,633
5.00%, 02/01/53 TBA	2,000,000	1,972,500
5.50%, 02/01/53 TBA	700,000	702,101
UWM Mortgage Trust, Series 2021-INV2, Class A9
(Floating, U.S. 30-Day Average SOFR + 1.00%, 5.00% Cap), 4.52%, 09/25/51 144A †	2,072,437	1,900,262
UWM Mortgage Trust, Series 2021-INV3, Class A3
2.50%, 11/25/51 144A † γ	2,923,212	2,364,757
UWM Mortgage Trust, Series 2021-INV3, Class A9
(Floating, U.S. 30-Day Average SOFR + 0.95%, 5.00% Cap), 4.47%, 11/25/51 144A †	2,101,058	1,929,824
UWM Mortgage Trust, Series 2021-INV4, Class A3
2.50%, 12/25/51 144A † γ	2,031,419	1,633,115
VASA Trust, Series 2021-VASA, Class A
(Floating, ICE LIBOR USD 1M + 0.90%, 0.90% Floor), 5.22%, 07/15/39 144A †	390,000	360,551
Verus Securitization Trust, Series 2022-6, Class A3
(Step to 3.72% on 02/25/26), 4.91%, 06/25/67 144A STEP	2,353,671	2,201,728
Verus Securitization Trust, Series 2022-8, Class A2
(Step to 6.20% on 11/25/26), 6.13%, 09/25/67 144A STEP	986,763	970,955
Verus Securitization Trust, Series 2022-INV1, Class A1
(Step to 5.90% on 09/25/26), 5.04%, 08/25/67 144A STEP	97,011	95,647
VLS Commercial Mortgage Trust, Series 2020-LAB, Class B
2.45%, 10/10/42 144A	1,610,000	1,229,044
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2002-AR19, Class A7
3.45%, 02/25/33† γ	1,529	1,474
	Par	Value
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2002-AR6, Class A
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 3.45%, 06/25/42†	$ 2,921	$ 2,630
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR1, Class A1B
(Floating, ICE LIBOR USD 1M + 0.78%, 0.78% Floor, 10.50% Cap), 5.17%, 01/25/45†	509,679	463,988
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR13, Class A1A1
(Floating, ICE LIBOR USD 1M + 0.58%, 0.58% Floor, 10.50% Cap), 4.97%, 10/25/45†	321,700	297,533
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY1, Class 1A1
2.84%, 02/25/37† γ	112,667	96,518
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY1, Class 2A3
3.09%, 02/25/37† γ	71,390	63,756
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA3, Class 2A1A
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.76%, 0.76% Floor), 2.81%, 04/25/47†	252,533	218,930
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR8, Class 1A1A
(Floating, ICE LIBOR USD 1M + 0.54%, 0.54% Floor, 10.50% Cap), 4.93%, 07/25/45†	226,014	209,153
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR8, Class 2A1A
(Floating, ICE LIBOR USD 1M + 0.58%, 0.58% Floor, 10.50% Cap), 4.97%, 07/25/45†	64,494	59,020
Waterfall Commercial Mortgage Trust, Series 2015-SBC5, Class A
4.10%, 01/14/26 144A	36,811	36,136
Wells Fargo Alternative Loan Trust, Series 2007-PA6, Class A1
4.80%, 12/28/37† γ	148,090	134,566
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B
4.30%, 07/15/46† γ	20,000	18,986
Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class D
3.25%, 01/15/60 144A	150,000	108,753

See Notes to Financial Statements.

	Par	Value
Wells Fargo Commercial Mortgage Trust, Series 2019-C51, Class ASB
3.16%, 06/15/52	$ 300,000	$ 278,133
Wells Fargo Mortgage Backed Securities Trust, Series 2019-3, Class A1
3.50%, 07/25/49 144A † γ	29,690	27,164
WFRBS Commercial Mortgage Trust, Series 2013-C13, Class XA
1.16%, 05/15/45 144A † IO γ	1,347,841	39
WFRBS Commercial Mortgage Trust, Series 2014-C19, Class XA
0.96%, 03/15/47† IO γ	609,975	4,696
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class XA
1.00%, 08/15/47† IO γ	2,338,844	30,294
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class AS
3.93%, 11/15/47	290,000	276,719
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class C
4.29%, 11/15/47	300,000	244,130
Worldwide Plaza Trust, Series 2017-WWP, Class A
3.53%, 11/10/36 144A	1,900,000	1,637,251
Total Mortgage-Backed Securities (Cost $874,863,412)		832,610,948
MUNICIPAL BONDS — 0.6%
Alameda Corridor Transportation Authority, Revenue Bond (AGM Insured)
5.40%, 10/01/46	1,250,000	1,182,917
American Municipal Power, Inc., Hydroelectric Projects, Revenue Bond, Series B
8.08%, 02/15/50	600,000	773,706
American Municipal Power, Inc., Revenue Bond, Series E
6.27%, 02/15/50	235,000	248,945
Bay Area Toll Authority, Revenue Bond, Series F-1
1.63%, 04/01/28	300,000	256,789
California Statewide Communities Development Authority, Revenue Bond
1.81%, 02/01/30	25,000	19,580
1.88%, 02/01/31	150,000	114,114
California Statewide Communities Development Authority, Revenue Bond (AGM Insured)
7.14%, 08/15/47	1,200,000	1,272,840
Central Texas Regional Mobility Authority, Revenue Bond, Series E
3.17%, 01/01/41	1,000,000	746,782
	Par	Value
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue, Revenue Bond, Series A
6.90%, 12/01/40	$ 680,000	$ 754,895
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue, Revenue Bond, Series B
6.90%, 12/01/40	290,000	321,940
City of Houston Texas Airport System Revenue, Revenue Bond, Subseries C
2.24%, 07/01/29	110,000	92,607
City of New Orleans Louisiana Sewerage Service Revenue, Revenue Bond (AGM Insured)
0.96%, 06/01/26	25,000	21,773
1.41%, 06/01/28	65,000	53,357
City of New Orleans Louisiana Water System Revenue, Revenue Bond (AGM Insured)
1.01%, 12/01/26	30,000	25,651
1.46%, 12/01/28	65,000	52,526
City of Tucson Arizona COPS, Series A (AGM Insured)
1.93%, 07/01/31	205,000	156,129
Commonwealth Financing Authority, Revenue Bond, Series C
2.76%, 06/01/30	50,000	42,415
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bond
4.28%, 02/01/36	1,300,000	1,210,591
Louisiana State Transportation Authority, Revenue Bond, Series A
2.00%, 02/15/30	50,000	40,828
Metropolitan Transportation Authority, Revenue Bond, Series A-2
5.99%, 11/15/30	115,000	119,137
Metropolitan Transportation Authority, Revenue Bond, Series C-2
5.18%, 11/15/49	825,000	714,823
Municipal Improvement Corporation of Los Angeles, Revenue Bond, Series A
1.65%, 11/01/28	225,000	186,107
2.07%, 11/01/30	670,000	534,818
Municipal Improvement Corporation of Los Angeles, Revenue Bond, Series C
1.83%, 11/01/29	70,000	56,637
Port Authority of New York & New Jersey, Revenue Bond, Series 192
4.81%, 10/15/65	300,000	278,869
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Port of Oakland, Senior Lien Revenue Bond, Series R
1.95%, 05/01/28	$ 90,000	$ 76,844
2.10%, 05/01/30	25,000	20,235
2.20%, 05/01/31	135,000	106,803
San Francisco Municipal Transportation Agency, Revenue Bond, Series A
1.30%, 03/01/28	155,000	127,826
San Jose Financing Authority, Revenue Bond
1.81%, 06/01/29	100,000	81,589
1.86%, 06/01/30	55,000	43,639
State Board of Administration Finance Corporation, Revenue Bond, Series A
2.15%, 07/01/30	235,000	192,680
State of California, General Obligation
7.55%, 04/01/39	410,000	514,208
State of Illinois, General Obligation
5.10%, 06/01/33	405,000	389,129
6.63%, 02/01/35	495,000	502,283
7.35%, 07/01/35	431,786	454,718
State of Louisiana, Revenue Bond, I-49 North Project
1.06%, 09/01/26	15,000	12,980
State of Louisiana, Revenue Bond, I-49 South Project
1.54%, 09/01/28	70,000	57,518
Tarrant County Cultural Education Facilities Finance Corporation, Revenue Bond (AGM Insured)
2.78%, 09/01/34	1,000,000	776,598
University of North Carolina at Charlotte (The), Revenue Bond
1.71%, 04/01/28	5,000	4,210
Total Municipal Bonds (Cost $13,815,290)		12,640,036

	Number of Contracts	Notional Amount
PURCHASED OPTIONS — 0.0%
Call Options — 0.0%
10-Year U.S. Treasury Note Future expiration date 02/2023, Strike Price $112.50, Expires 01/27/23 (GSC)	56	$6,288,625	47,250
10-Year U.S. Treasury Note Future expiration date 02/2023, Strike Price $114.00, Expires 01/27/23 (GSC)	83	9,320,641	25,938
	Number of Contracts	Notional Amount	Value
10-Year U.S. Treasury Note Future expiration date 02/2023, Strike Price $114.50, Expires 01/27/23 (GSC)	50	$5,614,844	$10,157
5-Year U.S. Treasury Note Future expiration date 02/2023, Strike Price $108.80, Expires 01/27/23 (GSC)	68	7,339,219	20,187
Bank of America, N.A. 2Y-10 ISDA CAP Expiring on December 2023, Strike Price $0.41, Expires 12/19/23 (BOA)	1	3,350,000	12,431
Bank of America, N.A. 2Y-10 SOFR CAP Expiring on June 2024, Strike Price $0.47, Expires 06/20/24 (BOA)	1	3,400,000	15,980
Barclays, N.A. 2Y-10 ISDA CAP Expiring on December 2023, Strike Price $0.40, Expires 12/19/23 (BAR)	1	3,400,000	12,616
Barclays, N.A. 2Y-10 ISDA CAP Expiring on June 2024, Strike Price $0.44, Expires 06/20/24 (BAR)	1	3,400,000	14,356
Barclays, N.A. 2Y-10 SOFR CAP Expiring on December 2023, Strike Price $0.42, Expires 12/19/23 (BAR)	1	3,400,000	14,280
Barclays, N.A. 2Y-10 SOFR CAP Expiring on June 2024, Strike Price $0.46, Expires 06/20/24 (BAR)	1	3,350,000	15,511
Morgan Stanley, N.A. 2Y-10 ISDA CAP Expiring on December 2023, Strike Price $0.39, Expires 12/19/23 (MSCS)	1	3,400,000	12,616

See Notes to Financial Statements.

	Number of Contracts	Notional Amount	Value
Morgan Stanley, N.A. 2Y-10 ISDA CAP Expiring on December 2023, Strike Price $0.39, Expires 12/19/23 (MSCS)	1	$ 3,400,000	$ 12,616
Morgan Stanley, N.A. 2Y-10 ISDA CAP Expiring on June 2024, Strike Price $0.44, Expires 06/20/24 (MSCS)	1	3,400,000	14,355
Morgan Stanley, N.A. 2Y-10 ISDA CAP Expiring on June 2024, Strike Price $0.45, Expires 06/20/24 (MSCS)	1	3,400,000	14,355
			242,648
Put Options — 0.0%
3-Month SOFR Interest Rate Swap expiration 01/2023, Strike Price $95.62, Expires 01/13/23 (GSC)	231	55,359,150	30,319
3-Month SOFR Interest Rate Swap expiration 01/2023, Strike Price $95.87, Expires 01/13/23 (GSC)	237	56,797,050	85,912
			116,231
Put Swaption — 0.0%
Pay 3.75% (Annually); Receive 1-Day SOFR (Annually); Interest Rate Swap Maturing 9/13/2024 USD, Strike Price $3.75, Expires 09/11/23 (MSCS)	1	6,900,000	56,914
Total Purchased Options (Premiums paid $608,504)			415,793

	Par
U.S. TREASURY OBLIGATIONS — 16.3%
U.S. Treasury Bills
3.40%, 01/03/23Ω Δ	$1,520,000	1,520,000
3.99%, 02/02/23Ω	790,000	787,497
4.04%, 02/09/23Ω	2,540,000	2,529,880
3.71%, 02/21/23Ω	3,350,000	3,331,070
4.10%, 02/23/23Ω	5,570,000	5,536,518
4.03%, 02/28/23Ω	2,290,000	2,274,747
4.06%, 03/02/23Ω	3,193,000	3,171,220
4.25%, 03/28/23Ω	5,440,000	5,386,656
4.31%, 04/25/23Ω	360,000	354,962
4.48%, 05/25/23Ω	3,500,000	3,437,785
4.54%, 06/01/23Ω	1,700,000	1,668,355
	Par	Value
3.97%, 01/31/23Ω	$ 1,760,000	$ 1,754,614
		31,753,304
U.S. Treasury Bonds
4.38%, 02/15/38	10,000	10,538
4.25%, 05/15/39	4,300,000	4,459,150
4.38%, 11/15/39	200,000	209,988
1.13%, 08/15/40	4,730,000	2,962,532
1.38%, 11/15/40	42,260,000	27,705,062
1.88%, 02/15/41	9,190,000	6,547,875
2.25%, 05/15/41	8,910,000	6,750,717
1.75%, 08/15/41	1,350,000	931,368
3.13%, 11/15/41‡‡	3,580,000	3,116,977
2.38%, 02/15/42	2,800,000	2,154,523
3.25%, 05/15/42	7,050,000	6,224,930
2.75%, 08/15/42‡‡	10,430,000	8,454,819
2.75%, 11/15/42‡‡	7,050,000	5,696,593
4.00%, 11/15/42	1,280,000	1,261,800
2.88%, 05/15/43	3,200,000	2,633,500
3.63%, 08/15/43‡‡	280,000	259,438
3.63%, 02/15/44‡‡	6,460,000	5,972,724
3.38%, 05/15/44‡‡	3,200,000	2,844,625
3.13%, 08/15/44	4,800,000	4,089,750
3.00%, 11/15/44	3,100,000	2,580,387
2.50%, 02/15/45	950,000	721,629
2.88%, 08/15/45	4,340,000	3,525,063
3.00%, 02/15/48	6,170,000	5,104,952
3.38%, 11/15/48	1,370,000	1,219,407
2.88%, 05/15/49	6,200,000	5,036,289
2.38%, 11/15/49	1,420,000	1,036,683
2.00%, 02/15/50‡‡	11,530,000	7,695,599
1.25%, 05/15/50‡‡	25,540,000	13,902,340
1.38%, 08/15/50	18,700,000	10,505,967
1.63%, 11/15/50	16,340,000	9,826,340
1.88%, 02/15/51	4,720,000	3,031,217
2.38%, 05/15/51‡‡	5,320,000	3,854,818
2.00%, 08/15/51	3,830,000	2,533,934
1.88%, 11/15/51	651,000	416,691
2.25%, 02/15/52	12,352,000	8,677,280
2.88%, 05/15/52	2,680,000	2,168,288
3.00%, 08/15/52	7,750,000	6,447,031
4.00%, 11/15/52	240,000	242,550
		180,813,374
U.S. Treasury Inflationary Indexed Bonds
0.63%, 07/15/32	8,000,382	7,342,008
U.S. Treasury Notes
0.25%, 09/30/23	160,000	154,687
0.25%, 11/15/23	60,000	57,696
2.75%, 05/15/25	9,850,000	9,506,789
2.25%, 11/15/25	1,480,000	1,402,474
0.38%, 11/30/25	20,000	17,909
0.75%, 03/31/26‡‡	600,000	538,453
2.25%, 03/31/26	1,500,000	1,415,508
2.63%, 05/31/27	1,745,000	1,647,526
4.13%, 10/31/27	110,000	110,593
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
0.75%, 01/31/28	$14,690,000	$ 12,517,487
2.75%, 02/15/28‡‡	1,400,000	1,318,953
1.25%, 03/31/28‡‡	5,910,000	5,148,164
1.25%, 04/30/28	3,190,000	2,773,929
1.38%, 10/31/28	750,000	648,867
2.88%, 04/30/29	2,700,000	2,534,783
2.75%, 05/31/29	16,560,000	15,423,117
3.13%, 08/31/29	4,720,000	4,492,205
4.00%, 10/31/29	4,720,000	4,733,644
3.88%, 12/31/29	16,050,000	16,008,621
2.75%, 08/15/32	5,260,000	4,807,969
		85,259,374
U.S. Treasury Strips
2.26%, 02/15/40Ω ‡‡	2,790,000	1,369,650
2.21%, 08/15/41Ω	1,080,000	492,487
2.45%, 05/15/44Ω ‡‡	3,405,000	1,411,143
2.52%, 11/15/44Ω	820,000	331,167
2.37%, 02/15/46Ω	4,115,000	1,595,466
2.00%, 05/15/52Ω	50,050,000	16,275,901
		21,475,814
Total U.S. Treasury Obligations (Cost $399,194,546)		326,643,874

	Shares
PREFERRED STOCK — 0.0%
Reinsurance Group of America, Inc.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.46%), 7.13%, 10/15/52† Δ (Cost $600,000)	24,000	622,800
MONEY MARKET FUNDS — 5.3%
GuideStone Money Market Fund, 3.97% (Institutional Class)Ø ∞	71,772,432	71,772,432
Northern Institutional Liquid Assets Portfolio (Shares), 4.31%Ø §	28,306,389	28,306,389
Northern Institutional U.S. Government Portfolio (Shares), 3.73%Ø	5,725,511	5,725,511
Total Money Market Funds (Cost $105,804,332)		105,804,332

Par
REPURCHASE AGREEMENTS — 10.0%
Citigroup Global Markets, Inc.
4.31% (dated 01/03/23, due 01/04/23, repurchase price $102,599,233, collateralized by U.S. Treasury Note, 2.500%, due 05/31/24, total market value $102,373,645)	$100,200,000	100,200,000
	Par	Value
J.P. Morgan Securities LLC
4.35% (dated 12/30/22, due 01/03/23, repurchase price $102,723,917, collateralized by U.S. Treasury Bond, 2.000% to 2.375%, due 02/15/50 to 05/15/51, total market value $98,960,900)	$100,300,000	$ 100,300,000
Total Repurchase Agreements (Cost $200,500,000)		200,500,000
TOTAL INVESTMENTS —121.7% (Cost $2,673,930,041)		2,445,441,025

	Number of Contracts	Notional Amount
WRITTEN OPTIONS — (0.1)%
Call Options — (0.0)%
10-Year U.S. Treasury Note Future expiration date 02/2023, Strike Price $115.50, Expires 01/27/23 (GSC)	(16)	$(1,796,750)	(1,750)
10-Year U.S. Treasury Note Future expiration date 02/2023, Strike Price $116.00, Expires 01/27/23 (GSC)	(66)	(7,411,594)	(5,157)
10-Year U.S. Treasury Note Future expiration date 02/2023, Strike Price $117.00, Expires 01/27/23 (GSC)	(34)	(3,818,094)	(1,594)
10-Year U.S. Treasury Note Future expiration date 03/2023, Strike Price $113.00, Expires 02/24/23 (GSC)	(47)	(5,277,953)	(47,735)
5-Year U.S. Treasury Note Future expiration date 02/2023, Strike Price $110.80, Expires 01/27/23 (GSC)	(71)	(7,663,008)	(2,773)
			(59,009)

See Notes to Financial Statements.

	Number of Contracts	Notional Amount	Value
Call Swaptions — (0.0)%
Pay 2.15% (Annually); Receive 1-Day SOFR (Annually); Interest Rate Swap Maturing 11/22/2024 USD, Strike Price $2.15, Expires 11/20/23 (GSC)	1	$(7,900,000)	$ (5,596)
Pay 2.697% (Annually); Receive 1-Day SOFR (Annually); Interest Rate Swap Maturing 4/04/2025 USD, Strike Price $2.70, Expires 04/02/24 (GSC)	1	(5,800,000)	(15,635)
Pay 2.944% (Annually); Receive 1-Day SOFR (Annually); Interest Rate Swap Maturing 12/19/2033 USD, Strike Price $2.94, Expires 12/15/23 (BOA)	1	(2,800,000)	(65,037)
Pay 2.977% (Annually); Receive 1-Day SOFR (Annually); Interest Rate Swap Maturing 12/15/2033 USD, Strike Price $2.98, Expires 12/13/23 (CITI)	1	(2,810,000)	(67,682)
Pay 3.007% (Annually); Receive 1-Day SOFR (Annually); Interest Rate Swap Maturing 12/15/2033 USD, Strike Price $3.01, Expires 12/13/23 (CITI)	1	(2,810,000)	(70,269)
Pay 3.02% (Annually); Receive 1-Day SOFR (Annually); Interest Rate Swap Maturing 12/18/2033 USD, Strike Price $3.02, Expires 12/14/23 (JPM)	1	(2,810,000)	(71,640)
			(295,859)
	Number of Contracts	Notional Amount	Value
Put Options — (0.0)%
10-Year U.S. Treasury Note Future expiration date 02/2023, Strike Price $112.00, Expires 01/27/23 (GSC)	(34)	$(3,818,094)	$ (27,094)
10-Year U.S. Treasury Note Future expiration date 02/2023, Strike Price $113.00, Expires 01/27/23 (GSC)	(33)	(3,705,797)	(43,312)
			(70,406)
Put Swaptions — (0.1)%
Pay 1-Day SOFR (Annually); Receive 2.697% (Annually); Interest Rate Swap Maturing 4/04/2025 USD, Strike Price $2.70, Expires 04/02/24 (GSC)	1	(5,800,000)	(68,961)
Pay 1-Day SOFR (Annually); Receive 2.944% (Annually); Interest Rate Swap Maturing 12/19/2033 USD, Strike Price $2.94, Expires 12/15/23 (BOA)	1	(2,800,000)	(166,824)
Pay 1-Day SOFR (Annually); Receive 2.977% (Annually); Interest Rate Swap Maturing 12/15/2033 USD, Strike Price $2.98, Expires 12/13/23 (CITI)	1	(2,810,000)	(162,772)
Pay 1-Day SOFR (Annually); Receive 3.007% (Annually); Interest Rate Swap Maturing 12/15/2033 USD, Strike Price $3.01, Expires 12/13/23 (CITI)	1	(2,810,000)	(158,559)
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Number of Contracts	Notional Amount	Value
Pay 1-Day SOFR (Annually); Receive 3.02% (Annually); Interest Rate Swap Maturing 12/18/2033 USD, Strike Price $3.02, Expires 12/14/23 (JPM)	1	$(2,810,000)	$ (156,698)
Pay 1-Day SOFR (Annually); Receive 3.65% (Annually); Interest Rate Swap Maturing 11/22/2024 USD, Strike Price $3.65, Expires 11/20/23 (GSC)	1	(7,900,000)	(61,692)
Pay 1-Day SOFR (Annually); Receive 4.2325% (Annually); Interest Rate Swap Maturing 9/13/2024 USD, Strike Price $4.23, Expires 09/11/23 (MSCS)	1	(6,900,000)	(35,866)
Pay 1-Day SOFR (Annually); Receive 4.715% (Annually); Interest Rate Swap Maturing 9/13/2024 USD, Strike Price $4.72, Expires 09/11/23 (MSCS)	1	(6,900,000)	(20,427)
			(831,799)
Total Written Options (Premiums received $ (1,142,177))			(1,257,073)

	Par	Value
TBA SALE COMMITMENTS — (2.7)%
Uniform Mortgage Backed Securities 3.50%, 01/01/52 TBA	$ (100,000)	$ (90,997)
Uniform Mortgage Backed Securities 4.00%, 01/01/51 TBA	(8,000,000)	(7,513,446)
Uniform Mortgage Backed Securities 2.00%, 01/01/53 TBA	(36,000,000)	(29,355,225)
Uniform Mortgage Backed Securities 4.50%, 01/01/53 TBA	(12,000,000)	(11,563,125)
Government National Mortgage Association 4.50%, 01/01/53 TBA	(6,000,000)	(5,827,500)
Total TBA Sale Commitments (Proceeds $(55,065,528))		(54,350,293)
Liabilities in Excess of Other Assets — (18.9)%		(379,569,892)
NET ASSETS — 100.0%		$2,010,263,767

Futures Contracts outstanding at December 31, 2022:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
30-Year Euro Buxl	03/2023	(11)	$ (1,592,445)	$ 295,436
Euro-Bobl	03/2023	24	2,973,710	(109,462)
Euro-BTP Italian Government Bond	03/2023	(17)	(1,982,088)	146,046
Euro-Bund	03/2023	(147)	(20,917,354)	1,425,150
Euro-OAT	03/2023	3	408,804	(61,076)
10-Year Japanese Treasury Bond	03/2023	(31)	(34,358,885)	626,559
90-Day Eurodollar	03/2023	67	15,899,938	(24,192)
10-Year Commonwealth Treasury Bond	03/2023	73	5,749,606	(325,821)
10-Year U.S. Treasury Note	03/2023	(415)	(46,603,203)	388,484
U.S. Treasury Long Bond	03/2023	(328)	(41,112,750)	752,316
Ultra 10-Year U.S. Treasury Note	03/2023	83	9,817,344	(14,266)
Ultra Long U.S. Treasury Bond	03/2023	305	40,965,313	(973,141)
Long GILT	03/2023	30	3,623,223	(201,888)

See Notes to Financial Statements.

Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note	03/2023	369	$ 75,673,828	$ 2,248
5-Year U.S. Treasury Note	03/2023	1,569	169,341,679	(399,700)
90-Day Eurodollar	09/2023	37	8,780,563	(384,562)
3-Month CME SOFR	09/2023	1	237,600	(3,800)
90-Day Eurodollar	12/2023	19	4,522,475	(78,850)
3-Month CME SOFR	03/2024	(477)	(113,847,975)	451,863
3-Month CME SOFR	03/2025	240	57,996,000	152,791
3-Month CME SOFR	03/2026	58	14,038,900	63,116
Total Futures Contracts outstanding at December 31, 2022			$ 149,614,283	$1,727,251
Forward Foreign Currency Contracts outstanding at December 31, 2022:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/18/23	Japanese Yen	633,848,650	U.S. Dollars	4,428,426	CITI	$ 413,398
01/18/23	Mexican Pesos	103,271,504	U.S. Dollars	5,065,805	GSC	214,570
03/15/23	Chilean Pesos	1,867,569,896	U.S. Dollars	2,050,022	GSC	130,095
04/05/23	U.S. Dollars	1,969,691	Israeli Shekels	6,557,100	JPM	93,767
01/18/23	Japanese Yen	145,000,000	U.S. Dollars	1,013,950	GSC	93,671
03/15/23	U.S. Dollars	2,548,566	British Pounds	2,071,047	MSCS	40,140
01/18/23	Euro	500,000	U.S. Dollars	497,653	GSC	38,272
05/10/23	U.S. Dollars	1,672,170	Chinese Offshore Yuan	11,221,933	HSBC	34,378
04/04/23	Brazilian Reals	15,711,165	U.S. Dollars	2,896,361	GSC	26,198
03/15/23	U.S. Dollars	2,624,575	New Zealand Dollars	4,089,358	RBC	26,156
02/23/23	U.S. Dollars	1,063,103	British Pounds	862,339	CITI	19,130
05/10/23	Chinese Offshore Yuan	11,132,349	U.S. Dollars	1,607,188	BNP	17,530
01/18/23	Canadian Dollars	5,994,282	U.S. Dollars	4,412,606	GSC	14,880
03/15/23	Norwegian Kroner	5,987,487	U.S. Dollars	600,392	BNP	12,754
03/14/23	Peruvian Nuevo Soles	1,616,502	U.S. Dollars	410,697	DEUT	12,111
03/15/23	United States Dollar	1,251,865	Swedish Kronor	12,893,757	BNP	10,947
03/15/23	Swiss Francs	1,146,845	U.S. Dollars	1,240,097	CITI	10,308
03/15/23	Australian Dollars	5,510,020	U.S. Dollars	3,752,770	MSCS	10,047
01/04/23	Brazilian Reals	17,803,253	U.S. Dollars	3,359,675	JPM	9,546
01/18/23	Australian Dollars	150,776	U.S. Dollars	97,763	GSC	4,974
02/16/23	Japanese Yen	116,700,000	U.S. Dollars	891,999	UBS	2,897
01/10/23	Euro	385,000	U.S. Dollars	410,172	MSCS	2,251
01/04/23	U.S. Dollars	396,259	Brazilian Reals	2,092,089	JPM	336
Subtotal Appreciation						$1,238,356
01/19/23	U.S. Dollars	10,736	Chinese Offshore Yuan	74,681	GSC	$ (72)
03/15/23	U.S. Dollars	26,163	Euro	24,614	DEUT	(320)
03/15/23	U.S. Dollars	68,977	Canadian Dollars	93,815	BNP	(351)
01/18/23	U.S. Dollars	212,749	Euro	200,000	CITI	(1,621)
01/10/23	U.S. Dollars	145,790	Australian Dollars	217,096	MSCS	(2,085)
01/17/23	U.S. Dollars	746,807	Euro	701,000	BAR	(4,506)
09/12/23	U.S. Dollars	747,898	South African Rand	13,112,368	UBS	(7,857)
01/18/23	Norwegian Kroner	26,657,844	Euro	2,548,990	CITI	(8,948)
01/18/23	Indonesian Rupiahs	29,921,033,357	U.S. Dollars	1,938,519	CITI	(10,108)
02/23/23	British Pounds	628,252	U.S. Dollars	774,516	CITI	(13,937)
01/10/23	U.S. Dollars	477,494	Danish Kroner	3,415,000	JPM	(14,504)
01/04/23	U.S. Dollars	2,947,962	Brazilian Reals	15,711,165	GSC	(25,336)
01/10/23	U.S. Dollars	22,310,250	British Pounds	18,476,000	JPM	(32,748)
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/18/23	U.S. Dollars	2,588,611	Canadian Dollars	3,560,280	GSC	$ (41,076)
02/16/23	U.S. Dollars	668,288	Japanese Yen	92,800,000	BNP	(43,334)
01/18/23	U.S. Dollars	964,885	British Pounds	838,429	GSC	(49,260)
01/18/23	U.S. Dollars	962,588	Euro	949,896	GSC	(55,560)
01/18/23	U.S. Dollars	4,047,760	Chinese Offshore Yuan	28,601,065	GSC	(91,084)
04/13/23	U.S. Dollars	1,177,164	South African Rand	21,799,914	MSCS	(94,748)
05/10/23	U.S. Dollars	3,783,172	Peruvian Nuevo Soles	15,053,240	GSC	(137,522)
01/06/23	U.S. Dollars	1,885,367	Euro	1,899,232	JPM	(148,553)
01/10/23	U.S. Dollars	7,750,476	Euro	7,395,000	HSBC	(171,260)
01/18/23	U.S. Dollars	3,686,738	Japanese Yen	505,574,226	GSC	(175,228)
01/18/23	U.S. Dollars	5,051,310	Mexican Pesos	103,271,504	GSC	(229,066)
01/18/23	U.S. Dollars	5,043,342	Mexican Pesos	103,271,504	CITI	(237,034)
02/02/23	U.S. Dollars	1,957,845	Chilean Pesos	1,885,404,600	BNP	(257,562)
Subtotal Depreciation						$(1,853,680)
Total Forward Foreign Currency Contracts outstanding at December 31, 2022						$ (615,324)
Swap Agreements outstanding at December 31, 2022:
Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Corporate Issuers—Buy Protection
The Boeing Company, 8.75% due 8/15/21 (Pay Quarterly)	5.00%	12/20/2027	USD	1,030,000	$(7,715)	$36,102	$(43,817)
					$(7,715)	$36,102	$(43,817)

Reference Obligation	Implied Credit Spread	Fixed Deal Receive Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Corporate Issuers—Sell Protection
AT&T Inc., 3.8% 2/15/27 (Receive Quarterly)	0.67%	1.00%	6/20/2023	USD	1,500,000	$ 2,790	$ 1,565	$ 1,225
Devon Energy Corporation 7.95% due 4/15/32 (Receive Quarterly)	1.03%	1.00%	6/20/2026	USD	2,800,000	(1,611)	(26,054)	24,443
General Electric Co., 2.70% due 10/9/22 (Receive Quarterly)	0.80%	1.00%	6/20/2026	USD	2,100,000	14,065	11,126	2,939
Prudential Financial Inc., 3.878% 3/27/28 (Receive Quarterly)	0.79%	1.00%	6/20/2027	USD	1,075,000	9,657	3,846	5,811
Verizon Communications Inc., 4.125% 3/16/27 (Receive Quarterly)	1.07%	1.00%	6/20/2027	USD	1,700,000	(4,344)	(12,179)	7,835
Republic of Chile, 3.24% 2/6/2028 (Receive Quarterly)	1.09%	1.00%	12/20/2027	USD	1,470,000	(5,297)	(28,878)	23,581
Republic of Indonesia, 4.125% 1/15/2025 (Receive Quarterly)	1.00%	1.00%	12/20/2027	USD	1,470,000	562	(13,612)	14,174
Subtotal Appreciation						$ 15,822	$ (64,186)	$ 80,008
The Boeing Company, 2.6% due 10/30/25 (Receive Quarterly)	0.71%	1.00%	6/20/2023	USD	2,200,000	$ 3,729	$ 5,839	$ (2,110)
The Boeing Company, 8.75% due 08/15/21 (Receive Quarterly)	1.00%	1.00%	6/20/2024	USD	475,000	151	11,966	(11,815)
General Electric Co, 2.7% due 10/9/22 (Receive Quarterly)	0.80%	1.00%	6/20/2026	USD	1,100,000	7,367	17,601	(10,234)

See Notes to Financial Statements.

Reference Obligation	Implied Credit Spread	Fixed Deal Receive Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
The Boeing Company, 2.6% due 10/30/25 (Receive Quarterly)	1.27%	1.00%	6/20/2026	USD	2,400,000	$ (19,266)	$ (17,161)	$ (2,105)
General Electric Co, 2.7% due 10/9/22 (Receive Quarterly)	0.87%	1.00%	12/20/2026	USD	2,600,000	13,049	29,130	(16,081)
General Motors Co., 4.88% due 10/2/23 (Receive Quarterly)	1.96%	5.00%	12/20/2026	USD	2,200,000	238,070	443,519	(205,449)
Stellantis N.V. 5.25% due 4/15/23 (Receive Quarterly)	1.51%	5.00%	12/20/2026	EUR	1,700,000	234,465	391,652	(157,187)
Republic of Peru, 8.75% 11/21/2033 (Receive Quarterly)	1.11%	1.00%	6/20/2027	USD	120,000	(489)	1,505	(1,994)
Rolls-Royce Holdings PLC 2.125% due 6/18/21 (Receive Quarterly)	1.21%	1.00%	12/20/2027	USD	170,000	(1,486)	(1,155)	(331)
British Telecommunications 5.75% due 12/7/28 (Receive Quarterly)	1.67%	1.00%	6/20/2028	EUR	2,000,000	(68,341)	(11,393)	(56,948)
British Telecommunications 5.75% due 12/7/28 (Receive Quarterly)	1.78%	1.00%	12/20/2028	EUR	2,000,000	(86,552)	(23,988)	(62,564)
Subtotal Depreciation						$320,697	$847,515	$(526,818)
Net Centrally Cleared Credit Default Swaps on Corporate Issuers—Sell Protection outstanding at December 31, 2022						$336,519	$783,329	$(446,810)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Credit Indexes—Buy Protection
Markit CDX.NA.IG.38 Index (Pay Quarterly)	(5.00)%	6/20/2027	USD	14,850,000	$(331,646)	$ 131,729	$(463,375)
Markit CDX.NA.HY.38 Index (Pay Quarterly)	(1.00)%	12/20/2027	USD	48,800,000	(405,202)	(348,414)	(56,788)
					$(736,848)	$(216,685)	$(520,163)

Reference Obligation	Implied Credit Spread	Fixed Deal Receive Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Credit Indexes—Sell Protection
Markit CDX.NA.IG.37 Index (Receive Quarterly)	4.74%	5.00%	12/20/2027	EUR	5,100,000	$ 63,591	$(177,300)	$ 240,891
Markit CDX.NA.IG.39 Index (Receive Quarterly)	0.82%	1.00%	12/20/2027	USD	36,134,000	300,033	(47,915)	347,948
Subtotal Appreciation						$363,624	$(225,215)	$ 588,839
Markit CDX.NA.IG.34 Index (Receive Quarterly)	0.73%	1.00%	6/20/2025	USD	22,475,000	$150,997	$ 232,086	$ (81,089)
Markit CDX.NA.IG.36 Index (Receive Quarterly)	0.62%	1.00%	6/20/2026	USD	21,900,000	273,856	533,136	(259,280)
Markit CDX.NA.IG.37 Index (Receive Quarterly)	0.69%	1.00%	12/20/2026	USD	3,400,000	38,646	53,846	(15,200)
Subtotal Depreciation						$463,499	$ 819,068	$(355,569)
Net Centrally Cleared Credit Default Swaps on Credit Indexes—Sell Protection outstanding at December 31, 2022						$827,123	$ 593,853	$ 233,270

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swaps
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	12.40% (Upon termination)	1/2/2023	BRL	3,804,163	$ 4,973	$ (270)	$ 5,243
5.80% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2023	BRL	10,262,470	118,824	—	118,824
12.80% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2024	BRL	6,874,848	10,258	—	10,258
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	13.95% (Upon termination)	1/2/2024	BRL	11,180,864	9,971	(674)	10,645
4.27% (Annually)	1-Day SOFR (Annually)	9/13/2024	USD	1,500,000	1,997	—	1,997
28-Day Mexico Interbank TIIE (Lunar)	9.25% (Lunar)	3/12/2025	MXN	57,430,000	16,170	(5,586)	21,756
4.00% (Semiannually)	6-Month ASX BBSW (Semiannually)	3/15/2025	AUD	12,940,000	48,626	(1,273)	49,899
2.35% (Annually)	6-Month EURIBOR (Semiannually)	9/9/2027	EUR	4,240,000	96,289	51,270	45,019
1-Day SOFR (Annually)	3.35% (Annually)	10/6/2027	USD	24,640,000	60,245	13,257	46,988
0.25% (Annually)	Bank of Japan Unsecured Overnight Call Rate (Annually)	3/15/2028	JPY	3,577,170,000	474,275	140,493	333,782
3.00% (Annually)	6-Month EURIBOR (Semiannually)	3/15/2028	EUR	2,070,000	27,174	(41,450)	68,624
7-Day CFETS Repo Rate (Quarterly)	2.50% (Quarterly)	3/15/2028	CNY	9,790,000	(19,768)	(27,334)	7,566
1.13% (Annually)	1-Day SOFR (Annually)	8/15/2028	USD	13,722,000	1,883,654	99,593	1,784,061
1.22% (Annually)	1-Day SOFR (Annually)	8/15/2028	USD	5,885,000	779,263	(380)	779,643
2.85% (Annually)	1-Day SOFR (Annually)	2/15/2029	USD	6,630,000	296,929	(15,305)	312,234
3.27% (Annually)	1-Day SOFR (Annually)	4/30/2029	USD	7,817,000	177,552	(20,787)	198,339
6-Month EURIBOR (Semiannually)	2.35% (Annually)	7/4/2029	EUR	1,270,000	47,048	30,568	16,480
2.57% (Annually)	1-Day SOFR (Annually)	6/4/2031	USD	24,880,000	274,367	23,908	250,459
2.00% (Annually)	1-Day SOFR (Annually)	3/18/2032	USD	3,959,000	484,337	16,937	467,400
2.68% (Annually)	1-Day SOFR (Annually)	7/28/2032	USD	3,420,000	84,853	64,026	20,827
3.91% (Annually)	1-Day SONIA (Annually)	10/18/2032	GBP	7,030,000	(180,448)	(250,493)	70,045
1-Day SOFR (Annually)	2.00% (Annually)	12/21/2032	USD	10,100,000	1,315,459	1,040,439	275,020
0.50% (Annually)	Bank of Japan Unsecured Overnight Call Rate (Annually)	3/15/2033	JPY	400,000,000	116,426	90,479	25,947
3.00% (Annually)	1-Day SONIA (Annually)	3/15/2033	GBP	80,000	5,813	1,711	4,102
3.50% (Annually)	6-Month NIBOR (Semiannually)	3/15/2033	NOK	33,190,000	(70,108)	(116,313)	46,205
3.50% (Semiannually)	3-Month CDOR (Semiannually)	3/15/2033	CAD	2,150,000	27,419	(29,475)	56,894
6-Month EURIBOR (Semiannually)	3.00% (Annually)	3/15/2033	EUR	1,780,000	34,884	(29,758)	64,642
9.50% (Quarterly)	3-Month JIBAR (Quarterly)	3/15/2033	ZAR	6,740,000	6,065	1,470	4,595
3.50% (Annually)	1-Day SOFR (Annually)	11/15/2034	USD	7,630,000	(105,757)	(231,092)	125,335
3.24% (Annually)	1-Day SOFR (Annually)	10/6/2035	USD	5,570,000	40,102	(129)	40,231
2.50% (Annually)	6-Month EURIBOR (Semiannually)	12/20/2037	EUR	6,050,000	106,132	(69)	106,201
0.75% (Semiannually)	Bank of Japan Unsecured Overnight Call Rate (Semiannually)	3/20/2038	JPY	489,200,000	209,117	39,965	169,152
0.50% (Annually)	Bank of Japan Unsecured Overnight Call Rate (Annually)	3/15/2042	JPY	1,190,000,000	1,126,621	327,316	799,305
0.66% (Annually)	Bank of Japan Unsecured Overnight Call Rate (Annually)	4/19/2042	JPY	49,000,000	35,913	—	35,913
1.45% (Annually)	6-Month EURIBOR (Semiannually)	8/10/2042	EUR	13,700,000	315,813	106,216	209,597
0.56% (Annually)	1-Day SOFR (Annually)	7/20/2045	USD	5,310,000	2,395,532	70,079	2,325,453
1.52% (Annually)	1-Day SOFR (Annually)	2/15/2047	USD	3,222,000	969,462	(44,743)	1,014,205
1.73% (Annually)	1-Day SOFR (Annually)	2/15/2047	USD	4,196,000	1,112,315	47,848	1,064,467
1.63% (Annually)	1-Day SOFR (Annually)	5/15/2047	USD	6,360,000	1,821,121	268,325	1,552,796
2.08% (Annually)	1-Day SOFR (Annually)	7/28/2047	USD	6,380,000	81,542	52,285	29,257
2.51% (Annually)	1-Day SOFR (Annually)	2/15/2048	USD	2,751,000	382,482	18,063	364,419
2.60% (Annually)	1-Day SOFR (Annually)	2/15/2048	USD	5,978,000	724,291	410,915	313,376
2.50% (Annually)	1-Day SOFR (Annually)	4/21/2052	USD	2,560,000	339,560	2,386	337,174

See Notes to Financial Statements.

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
0.80% (Annually)	Bank of Japan Unsecured Overnight Call Rate (Annually)	6/15/2052	JPY	250,000,000	$ 250,030	$ 11,645	$ 238,385
1.56% (Annually)	6-Month EURIBOR (Semiannually)	7/6/2052	EUR	3,330,000	41,575	(9,607)	51,182
2.17% (Annually)	1-Day SOFR (Annually)	8/11/2052	USD	12,320,000	502,176	396,220	105,956
1.80% (Annually)	6-Month EURIBOR (Semiannually)	9/9/2052	EUR	1,330,000	45,393	1,355	44,038
Subtotal Appreciation					$16,525,967	$2,502,031	$14,023,936
1.27% (Semiannually)	3-Month LIBOR (Quarterly)	11/4/2023	USD	19,300,000	$ (712,810)	$ (354,990)	$ (357,820)
1-Day SOFR (Annually)	3.30% (Annually)	12/21/2023	USD	18,400,000	(283,727)	(3,373)	(280,354)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	9.20% (Upon termination)	1/2/2024	BRL	6,468,748	(81,606)	(28,018)	(53,588)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	12.30% (Upon termination)	1/2/2024	BRL	1,293,456	(1,462)	1,647	(3,109)
Bank of Japan Unsecured Overnight Call Rate (Annually)	0.00% (Annually)	3/17/2024	JPY	750,000,000	(7,253)	11,605	(18,858)
1-Day SOFR (Annually)	2.20% (Annually)	6/15/2024	USD	14,700,000	(571,996)	—	(571,996)
1-Day SOFR (Annually)	3.50% (Annually)	9/30/2024	USD	6,446,000	(115,915)	(45,455)	(70,460)
1-Day SOFR (Annually)	4.43% (Annually)	12/31/2024	USD	21,620,000	(4,064)	31,571	(35,635)
11.49% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2025	BRL	3,146,431	(15,584)	39	(15,623)
13.30% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2025	BRL	3,355,039	(7,266)	(36)	(7,230)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	12.23% (Upon termination)	1/2/2025	BRL	72,980,941	(210,534)	—	(210,534)
3-Month CDOR (Semiannually)	4.00% (Semiannually)	3/15/2025	CAD	11,380,000	(56,826)	8,055	(64,881)
3-Month KWCDC (Quarterly)	4.50% (Quarterly)	3/15/2025	KRW	876,770,000	(10,045)	(8,166)	(1,879)
8.25% (Quarterly)	3-Month JIBAR (Quarterly)	3/15/2025	ZAR	30,400,000	(12,531)	(9,807)	(2,724)
1-Day SOFR (Annually)	3.39% (Annually)	11/15/2026	USD	34,400,000	79,481	210,351	(130,870)
11.23% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/4/2027	BRL	2,307,972	25,148	29,517	(4,369)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	11.98% (Upon termination)	1/4/2027	BRL	44,823,382	(249,308)	—	(249,308)
6-Month EURIBOR (Semiannually)	1.00% (Annually)	5/18/2027	EUR	3,600,000	(332,003)	(163,593)	(168,410)
1-Day SOFR (Annually)	2.15% (Annually)	6/15/2027	USD	14,700,000	(1,036,479)	—	(1,036,479)
1-Day SOFR (Annually)	2.87% (Annually)	7/22/2027	USD	26,000,000	(1,013,248)	—	(1,013,248)
1-Day SOFR (Annually)	2.85% (Annually)	8/29/2027	USD	3,200,000	(131,641)	—	(131,641)
1-Day SONIA (Annually)	4.61% (Annually)	10/18/2027	GBP	10,210,000	233,572	275,935	(42,363)
1-Day SONIA (Annually)	3.50% (Annually)	3/15/2028	GBP	2,640,000	(81,816)	(25,149)	(56,667)
3.50% (Annually)	6-Month NIBOR (Semiannually)	3/15/2028	NOK	45,260,000	(56,701)	(54,577)	(2,124)
3-Month KWCDC (Quarterly)	4.50% (Quarterly)	3/15/2028	KRW	2,403,200,000	82,020	93,060	(11,040)
1-Day SOFR (Annually)	2.50% (Annually)	6/4/2029	USD	9,430,000	(121,290)	(6,494)	(114,796)
3.85% (Annually)	1-Day SOFR (Annually)	6/30/2029	USD	11,465,000	(131,816)	10,504	(142,320)
28-Day Mexico Interbank TIIE (Lunar)	7.45% (Lunar)	7/18/2029	MXN	165,770,000	(557,080)	68,837	(625,917)
1-Day SOFR (Annually)	2.61% (Annually)	8/15/2032	USD	11,600,000	(923,095)	—	(923,095)
2.65% (Annually)	6-Month EURIBOR (Semiannually)	9/9/2032	EUR	6,270,000	(134,199)	(71,427)	(62,772)
6-Month EURIBOR (Semiannually)	2.50% (Annually)	12/20/2032	EUR	5,340,000	(147,477)	(11,288)	(136,189)
8.25% (Lunar)	28-Day Mexico Interbank TIIE (Lunar)	3/2/2033	MXN	11,685,000	(16,379)	(1,570)	(14,809)
1-Day SOFR (Annually)	3.75% (Annually)	3/15/2033	USD	260,000	4,689	9,740	(5,051)
3-Month KWCDC (Quarterly)	4.25% (Quarterly)	3/15/2033	KRW	92,110,000	4,851	6,719	(1,868)
3-Month STIBOR (Quarterly)	3.00% (Annually)	3/15/2033	SEK	5,670,000	(6,182)	21,777	(27,959)
6-Month ASX BBSW (Semiannually)	4.50% (Semiannually)	3/15/2033	AUD	7,320,000	(32,022)	158,633	(190,655)
6-Month EURIBOR (Semiannually)	1.75% (Annually)	3/15/2033	EUR	32,500,000	(4,325,515)	(287,154)	(4,038,361)
6-Month WIBOR (Semiannually)	5.50% (Annually)	3/15/2033	PLN	5,725,000	(57,267)	(6,876)	(50,391)
1-Day SOFR (Annually)	2.73% (Annually)	6/4/2033	USD	15,800,000	(161,384)	(13,647)	(147,737)
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
6-Month EURIBOR (Semiannually)	2.86% (Annually)	7/4/2037	EUR	4,680,000	$ (68,065)	$ (33,408)	$ (34,657)
1-Day SOFR (Annually)	2.91% (Annually)	7/28/2037	USD	8,380,000	(149,385)	(123,873)	(25,512)
6-Month EURIBOR (Semiannually)	2.15% (Annually)	8/9/2037	EUR	6,040,000	(194,353)	(82,692)	(111,661)
1-Day SOFR (Annually)	2.72% (Annually)	8/11/2037	USD	25,500,000	(611,707)	(601,467)	(10,240)
6-Month EURIBOR (Semiannually)	1.05% (Annually)	8/11/2047	EUR	7,550,000	(111,841)	(28,496)	(83,345)
Subtotal Depreciation					$(12,312,111)	$(1,023,566)	$(11,288,545)
Net Centrally Cleared Interest Rate Swaps outstanding at December 31, 2022					$ 4,213,856	$ 1,478,465	$ 2,735,391
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 32,571,430	$ —	$ 32,571,430	$ —
Asset-Backed Securities	177,384,460	—	177,384,460	—
Commercial Paper	13,003,274	—	13,003,274	—
Corporate Bonds	529,671,437	—	529,419,513	251,924
Foreign Bonds	198,530,050	—	198,530,050	—**
Loan Agreements	15,042,591	—	15,042,591	—
Money Market Funds	105,804,332	105,804,332	—	—
Mortgage-Backed Securities	832,610,948	—	832,610,948	—
Municipal Bonds	12,640,036	—	12,640,036	—
Preferred Stock	622,800	622,800	—	—
Purchased Options:
Call Options	242,648	242,648	—	—
Put Options	116,231	116,231	—	—
Put Swaption	56,914	56,914	—	—
Total Purchased Options	415,793	415,793	—	—
Repurchase Agreements	200,500,000	—	200,500,000	—
U.S. Treasury Obligations	326,643,874	—	326,643,874	—
Total Assets - Investments in Securities	$2,445,441,025	$106,842,925	$2,338,346,176	$251,924
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 1,238,356	$ —	$ 1,238,356	$ —
Futures Contracts	4,304,009	4,304,009	—	—
Swap Agreements	14,692,783	—	14,692,783	—
Total Assets - Other Financial Instruments	$ 20,235,148	$ 4,304,009	$ 15,931,139	$ —

See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
TBA Sale Commitments	$(54,350,293)	$ —	$(54,350,293)	$ —
Written Options:
Call Options	(59,009)	(59,009)	—	—
Call Swaptions	(295,859)	(295,859)	—	—
Put Options	(70,406)	(70,406)	—	—
Put Swaptions	(831,799)	(831,799)	—	—
Total Written Options	(1,257,073)	(1,257,073)	—	—
Total Liabilities - Investments in Securities	$(55,607,366)	$(1,257,073)	$(54,350,293)	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (1,853,680)	$ —	$ (1,853,680)	$ —
Futures Contracts	(2,576,758)	(2,576,758)	—	—
Swap Agreements	(12,734,912)	—	(12,734,912)	—
Total Liabilities - Other Financial Instruments	$(17,165,350)	$(2,576,758)	$(14,588,592)	$ —

**	Level 3 security has zero value.
***	Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
Management has determined that the amount of transfers between Level 3 and Level 2 compared to total net assets is not material; therefore, the amount of transfers between Level 3 and Level 2 is not shown for the year ended December 31, 2022.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2022.
See Notes to Financial Statements.

Global Bond Fund (Unaudited)
The Fund is actively managed and invests in a diversified portfolio composed of global fixed income securities with a dollar-weighted effective duration (a calculation that measures the sensitivity of a bond or bond fund to changes in interest rates taking into account embedded options and floating interest rates) normally between three to 10 years. The Fund maintained its global focus, seeking investment opportunities across a wide array of economies, credits, yield curves and currencies. For the one-year period ended December 31, 2022, the Investor Class of the Fund outperformed its composite benchmark, 70% Bloomberg Global Aggregate Bond Index, 15% J.P. Morgan Emerging Markets Bond Index (EMBI) Plus and 15% Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index (-13.72% versus -16.73%).
Outperformance within the Fund was driven primarily by an overweight to U.S. dollar denominated assets. An underweight to broad duration relative to the benchmark was additive as well with rates rising across the globe in response to inflation.
Government bond futures, interest rate futures, options and swaps were used for the common purpose of implementing yield curve positioning strategies, managing duration and taking a directional position on the path of inflation. In aggregate, these added to relative performance. Currency options and forward contracts were used to adjust exposure to various currency markets and/or to hedge against foreign currency fluctuations. In aggregate, currency derivatives were additive to performance.
Credit default swaps, purchased to tactically adjust credit exposure, were additive to the Fund’s relative performance during the year.
During the year, the Fund remained focused on its objective of seeking to maximize total return through capital gains and current income while preserving principal value.
This Fund may be suitable for investors who have a medium- to long-term investment horizon, seek higher returns than those offered by a shorter maturity fixed income fund, can accept short-term fluctuations in account value and want to diversify their portfolio with a globally diversified fixed income investment option. This Fund may invest, to a large extent, in below-investment grade securities (i.e., high yield securities and junk bonds). These securities involve greater risks of default, are more volatile than fixed income securities rated investment grade and are inherently speculative. Obligations of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Investing in emerging markets may involve greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.
This Fund is subject to interest rate risk, meaning, when interest rates rise, the value of the existing fixed income securities decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser or sub-advisers misjudge current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater risks than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged, so small changes in value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.

See Notes to Financial Statements.

Global Bond Fund (Unaudited)
At December 31, 2022, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Foreign Bonds	41.8
Corporate Bonds	20.5
U.S. Treasury Obligations	19.6
Money Market Funds	9.0
Mortgage-Backed Securities	7.2
Loan Agreements	1.8
Asset-Backed Securities	1.7
Financials	0.1
Communication Services	0.1
Purchased Options	—**
Energy	—**
Industrials	—**
101.8
**Rounds to less than 0.05%
Average Annual Total Returns as of 12/31/22
	Institutional Class*	Investor Class*	Benchmark**
One Year	(13.37%)	(13.72%)***	(16.73%)
Five Year	(1.07%)	(1.37%)	(1.59%)
Ten Year	N/A	0.79%	0.53%
Since Inception(1)	0.67%	3.20%	3.23%
Inception Date	05/01/15	12/29/06
Total Fund Operating Expenses (May 1, 2022 Prospectus)(2)	0.57%	0.86%

(1)	The Since Inception benchmark performance is based on the start date of December 29, 2006, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
See Notes to Financial Statements.

Global Bond Fund (Unaudited)

Investor Class*
Benchmark Index**
Bloomberg Global Aggregate Bond Index
J.P. Morgan Emerging Markets Bond Index (EMBI) Plus
Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
$14,839
$10,814
$10,539
$9,657
$9,588

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2012 to December 31, 2022, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**The Benchmark Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The Benchmark Index is 15% J.P. Morgan Emerging Markets Bond Index (EMBI) Plus, 70% Bloomberg Global Aggregate Bond Index and 15% Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index. The weightings of the Benchmark Index were modified effective May 1, 2020, and therefore, the weightings of the underlying indexes were different than the current benchmark weightings prior to that date. Benchmark Index performance represents the Fund’s current benchmark linked with its previous benchmark.
***Total returns may differ from the financial highlights due to adjustments required by U.S. GAAP.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS
December 31, 2022
	Par	Value
ASSET-BACKED SECURITIES — 1.7%
510 Asset Backed Trust, Series 2021-NPL1, Class A1
(Step to 5.24% on 07/25/24), 2.24%, 06/25/61 144A STEP	$ 80,210	$ 73,730
Aaset Trust, Series 2021-2A, Class A
2.80%, 01/15/47 144A	234,948	189,975
Air Canada Pass-Through Trust, Series 2020-2, Class A
5.25%, 04/01/29 144A	393,012	372,325
American Airlines Pass-Through Trust, Series 2016-3, Class B
3.75%, 10/15/25	167,425	149,658
American Airlines Pass-Through Trust, Series 2017-2, Class B
3.70%, 10/15/25	65,403	58,891
American Credit Acceptance Receivables Trust, Series 2021-3, Class D
1.34%, 11/15/27 144A	80,000	74,316
American Credit Acceptance Receivables Trust, Series 2021-4, Class D
1.82%, 02/14/28 144A	105,000	96,306
AmeriCredit Automobile Receivables Trust, Series 2021-1, Class D
1.21%, 12/18/26	55,000	49,270
Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class A
2.36%, 03/20/26 144A	145,000	135,176
Avis Budget Rental Car Funding AESOP LLC, Series 2021-1A, Class A
1.38%, 08/20/27 144A	770,000	672,432
BHG Securitization Trust, Series 2022-A, Class B
2.70%, 02/20/35 144A	110,000	95,920
Bravo Mortgage Asset Trust, Series 2006-1A, Class M1
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor), 4.99%, 07/25/36 144A †	629,580	534,870
Carvana Auto Receivables Trust, Series 2021-N3, Class C
1.02%, 06/12/28	47,115	45,549
Carvana Auto Receivables Trust, Series 2021-N4, Class C
1.72%, 09/11/28	20,000	19,097
Carvana Auto Receivables Trust, Series 2021-N4, Class D
2.30%, 09/11/28	50,000	45,447
Carvana Auto Receivables Trust, Series 2021-P3, Class C
1.93%, 10/12/27	50,000	39,938
Carvana Auto Receivables Trust, Series 2021-P4, Class C
2.33%, 02/10/28	25,000	20,616
CLI Funding VIII LLC, Series 2021-1A, Class A
1.64%, 02/18/46 144A	101,610	86,915
	Par	Value
DB Master Finance LLC, Series 2021-1A, Class A2II
2.49%, 11/20/51 144A	$ 89,100	$ 73,463
Domino's Pizza Master Issuer LLC, Series 2019-1A, Class A2
3.67%, 10/25/49 144A	131,287	113,757
Domino's Pizza Master Issuer LLC, Series 2021-1A, Class A2I
2.66%, 04/25/51 144A	137,900	115,046
DT Auto Owner Trust, Series 2020-3A, Class C
1.47%, 06/15/26 144A	210,000	203,218
DT Auto Owner Trust, Series 2021-2A, Class D
1.50%, 02/16/27 144A	25,000	22,968
DT Auto Owner Trust, Series 2021-3A, Class D
1.31%, 05/17/27 144A	165,000	144,786
DT Auto Owner Trust, Series 2021-4A, Class D
1.99%, 09/15/27 144A	65,000	57,238
DT Auto Owner Trust, Series 2022-1A, Class D
3.40%, 12/15/27 144A	95,000	86,613
Exeter Automobile Receivables Trust, Series 2021-3A, Class D
1.55%, 06/15/27	120,000	109,010
Exeter Automobile Receivables Trust, Series 2022-6A, Class C
6.32%, 05/15/28	20,000	20,045
Flagship Credit Auto Trust, Series 2021-2, Class D
1.59%, 06/15/27 144A	40,000	35,689
Flagship Credit Auto Trust, Series 2021-3, Class D
1.65%, 09/15/27 144A	50,000	43,451
Ford Credit Auto Owner Trust, Series 2021-A, Class A3
0.30%, 08/15/25	199,253	193,589
GLS Auto Receivables Issuer Trust, Series 2021-1A, Class D
1.68%, 01/15/27 144A	175,000	165,352
GLS Auto Receivables Issuer Trust, Series 2021-2A, Class D
1.42%, 04/15/27 144A	65,000	59,040
GLS Auto Receivables Issuer Trust, Series 2021-3A, Class D
1.48%, 07/15/27 144A	80,000	71,648
GLS Auto Receivables Issuer Trust, Series 2021-4A, Class D
2.48%, 10/15/27 144A	135,000	119,493
Honda Auto Receivables Owner Trust, Series 2021-1, Class A3
0.27%, 04/21/25	108,693	105,160
MVW LLC, Series 2021-2A, Class C
2.23%, 05/20/39 144A	96,525	85,608
Navient Private Education Refinancing Loan Trust, Series 2021-FA, Class B
2.12%, 02/18/70 144A	100,000	65,024

See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Navient Student Loan Trust, Series 2018-EA, Class B
4.44%, 12/15/59 144A	$ 560,000	$509,699
Nelnet Student Loan Trust, Series 2021-CA, Class D
4.44%, 04/20/62 144A	1,040,000	824,245
New Century Home Equity Loan Trust, Series 2003-6, Class M1
(Floating, ICE LIBOR USD 1M + 1.08%, 1.08% Floor, 12.50% Cap), 5.47%, 01/25/34†	194,917	189,558
PFCA Home Equity Investment Trust, Series 2003-IFC5, Class A
4.49%, 01/22/35 144A † γ	329,258	303,699
Prestige Auto Receivables Trust, Series 2022-1A, Class D
8.08%, 08/15/28 144A	80,000	79,882
Progress Residential, Series 2021-SFR3, Class E1
2.54%, 05/17/26 144A	20,000	16,986
Saxon Asset Securities Trust, Series 2006-3, Class A4
(Floating, ICE LIBOR USD 1M + 0.24%, 0.24% Floor, 12.25% Cap), 4.63%, 10/25/46†	600,000	509,450
Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class C
3.12%, 05/20/36 144A	19,378	18,076
S-Jets, Ltd., Series 2017-1, Class A
3.97%, 08/15/42 144A	150,466	116,966
SLM Student Loan Trust, Series 2003-10A, Class A4
(Floating, ICE LIBOR USD 3M + 0.67%), 5.44%, 12/17/68 144A †	538,050	521,761
SLM Student Loan Trust, Series 2003-4, Class A5E
(Floating, ICE LIBOR USD 3M + 0.75%), 5.52%, 03/15/33 144A †	99,589	98,161
SLM Student Loan Trust, Series 2006-10, Class A6
(Floating, ICE LIBOR USD 3M + 0.15%), 4.51%, 03/25/44†	101,785	95,252
SMB Private Education Loan Trust, Seres 2021-A, Class A2A2
(Floating, ICE LIBOR USD 1M + 0.73%), 5.05%, 01/15/53 144A †	86,538	82,893
SMB Private Education Loan Trust, Series 2021-A, Class A2B
1.59%, 01/15/53 144A	207,692	181,814
SMB Private Education Loan Trust, Series 2021-E, Class B
2.49%, 02/15/51 144A	100,000	77,147
Taco Bell Funding LLC, Series 2021-1A, Class A2II
2.29%, 08/25/51 144A	108,900	87,752
Textainer Marine Containers VII, Ltd., Series 2021-1A, Class A
1.68%, 02/20/46 144A	85,333	71,929
	Par	Value
U.S. Airways Pass-Through Trust, Series 2012-1, Class A
5.90%, 10/01/24	$ 65,327	$ 63,262
U.S. Airways Pass-Through Trust, Series 2012-2, Class A
4.63%, 06/03/25	57,964	52,913
United Airlines Pass-Through Trust, Series 2014-1, Class A
4.00%, 04/11/26	73,580	68,529
United Airlines Pass-Through Trust, Series 2016-2, Class B
3.65%, 04/07/27	57,176	50,513
United Airlines Pass-Through Trust, Series 2020-1, Class A
5.88%, 10/15/27	110,654	109,336
VCAT LLC, Series 2021-NPL5, Class A1
(Step to 4.87% on 09/25/24), 1.87%, 08/25/51 144A STEP	76,556	67,528
VCAT LLC, Series 2021-NPL6, Class A1
(Step to 4.92% on 10/25/24), 1.92%, 09/25/51 144A STEP	121,729	106,719
VOLT XCVII LLC, Series 2021-NPL6, Class A1
(Step to 5.24% on 04/25/24), 2.24%, 04/25/51 144A STEP	83,491	73,998
Wendy's Funding LLC, Series 2021-1A, Class A2I
2.37%, 06/15/51 144A	59,100	47,877
Westlake Automobile Receivables Trust, Series 2021-1A, Class D
1.23%, 04/15/26 144A	140,000	129,956
Westlake Automobile Receivables Trust, Series 2021-2A, Class D
1.23%, 12/15/26 144A	65,000	59,251
Total Asset-Backed Securities (Cost $10,240,123)		9,265,781
CORPORATE BONDS — 20.5%
Air Lease Corporation
0.70%, 02/15/24Δ	380,000	359,023
2.30%, 02/01/25	360,000	335,600
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.08%), 4.65%, 06/15/26ρ Δ ^	120,000	100,586
4.63%, 10/01/28	50,000	46,965
3.00%, 02/01/30	30,000	25,181
3.13%, 12/01/30	25,000	20,844
Allied Universal Holdco LLC
6.00%, 06/01/29 144A Δ	270,000	196,306
Ally Financial, Inc.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.87%), 4.70%, 05/15/26ρ ^	140,000	94,062
(Variable, U.S. Treasury Yield Curve Rate CMT 7Y + 3.48%), 4.70%, 05/15/28ρ ^	125,000	78,594
2.20%, 11/02/28	50,000	39,146
8.00%, 11/01/31Δ	175,000	181,845

See Notes to Financial Statements.

	Par	Value
Amazon.com, Inc.
0.45%, 05/12/24	$ 595,000	$ 560,948
3.88%, 08/22/37	620,000	555,583
4.25%, 08/22/57	190,000	164,820
American Airlines, Inc.
5.50%, 04/20/26 144A	780,000	751,244
5.75%, 04/20/29 144A	750,000	685,498
American Express Co.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.85%), 3.55%, 09/15/26ρ ^	1,000,000	824,000
5.85%, 11/05/27	95,000	98,969
American Homes 4 Rent LP REIT
2.38%, 07/15/31	20,000	15,531
American Tower Corporation REIT
0.50%, 01/15/28(E)	400,000	352,313
Antares Holdings LP
3.75%, 07/15/27 144A	250,000	202,748
Apple, Inc.
0.50%, 11/15/31(E)	180,000	153,646
4.65%, 02/23/46	155,000	147,789
Aramark International Finance S.a.r.l.
3.13%, 04/01/25(E)	184,000	189,577
Ardagh Metal Packaging Finance U.S.A. LLC
3.00%, 09/01/29(E)	100,000	78,681
Ares Capital Corporation
2.88%, 06/15/28	330,000	265,575
3.20%, 11/15/31	135,000	99,703
AT&T, Inc.
0.25%, 03/04/26(E)	650,000	624,295
2.90%, 12/04/26(U)	1,650,000	1,842,102
3.65%, 06/01/51	650,000	463,961
Athene Global Funding
1.72%, 01/07/25 144A	245,000	226,371
1.61%, 06/29/26 144A	110,000	95,125
Avantor Funding, Inc.
3.88%, 07/15/28(E)	137,000	135,909
Aviation Capital Group LLC
1.95%, 01/30/26 144A	80,000	69,838
Avnet, Inc.
5.50%, 06/01/32	130,000	120,803
Avon Products, Inc.
8.45%, 03/15/43	50,000	47,960
Bank of America Corporation
1.38%, 03/26/25(E)	595,000	609,787
(Variable, ICE LIBOR USD 3M + 2.93%), 5.88%, 03/15/28ρ ^	900,000	793,719
(Variable, ICE LIBOR USD 3M + 1.51%), 3.71%, 04/24/28^	275,000	255,268
(Variable, ICE LIBOR USD 3M + 1.04%), 3.42%, 12/20/28^	435,000	394,673
(Variable, ICE LIBOR USD 3M + 0.99%), 2.50%, 02/13/31^	155,000	126,678
(Variable, U.S. SOFR + 1.37%), 1.92%, 10/24/31^	360,000	276,164
(Variable, U.S. SOFR + 1.33%), 2.97%, 02/04/33^	560,000	454,347
	Par	Value
(Variable, U.S. SOFR + 2.16%), 5.02%, 07/22/33Δ ^	$ 210,000	$ 200,671
(Variable, U.S. SOFR + 1.58%), 3.31%, 04/22/42^	1,860,000	1,380,743
(Variable, ICE LIBOR USD 3M + 3.15%), 4.08%, 03/20/51^	170,000	135,002
Barings BDC, Inc.
3.30%, 11/23/26	75,000	63,756
Bausch Health Americas, Inc.
9.25%, 04/01/26 144A	500,000	350,789
8.50%, 01/31/27 144A	50,000	26,329
Belden, Inc.
3.38%, 07/15/27(E)	100,000	98,489
Bentley Systems, Inc.
0.38%, 07/01/27 CONV	5,000	4,095
BioMarin Pharmaceutical, Inc.
0.60%, 08/01/24 CONV	80,000	85,104
1.25%, 05/15/27 CONV Δ	235,000	253,697
Blackstone Secured Lending Fund
2.13%, 02/15/27Δ	190,000	157,616
Block, Inc.
3.50%, 06/01/31Δ	65,000	51,948
Boeing Co. (The)
4.88%, 05/01/25	690,000	684,270
2.20%, 02/04/26	280,000	254,984
3.10%, 05/01/26	30,000	28,298
5.15%, 05/01/30	5,000	4,904
3.63%, 03/01/48	5,000	3,318
3.85%, 11/01/48	35,000	24,352
3.75%, 02/01/50	415,000	288,881
5.81%, 05/01/50	610,000	571,070
3.83%, 03/01/59	100,000	64,701
Booking Holdings, Inc.
0.50%, 03/08/28(E)	275,000	247,829
Braskem America Finance Co.
7.13%, 07/22/41	2,440,000	2,316,027
Brighthouse Financial, Inc.
5.63%, 05/15/30Δ	375,000	358,500
Brixmor Operating Partnership LP REIT
2.25%, 04/01/28	15,000	12,547
Broadcom, Inc.
4.15%, 11/15/30	60,000	53,985
2.60%, 02/15/33 144A	140,000	105,897
3.14%, 11/15/35 144A	50,000	37,086
Cable One, Inc.
0.00%, 03/15/26 CONV »	5,000	3,953
Carnival Corporation
5.75%, 03/01/27 144A	80,000	57,262
6.00%, 05/01/29 144A	45,000	30,072
Caterpillar Financial Services Corporation
0.95%, 01/10/24Δ	225,000	217,200
0.45%, 05/17/24	595,000	560,401
CCO Holdings LLC
4.50%, 08/15/30 144A	650,000	538,466
4.50%, 06/01/33 144A	1,170,000	900,017
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
4.25%, 01/15/34 144A	$ 295,000	$ 218,300
CDW LLC
2.67%, 12/01/26	25,000	22,242
3.25%, 02/15/29	25,000	21,337
3.57%, 12/01/31Δ	220,000	181,334
Celanese U.S. Holdings LLC
4.78%, 07/19/26(E)	100,000	102,135
6.33%, 07/15/29Δ	35,000	34,153
6.38%, 07/15/32Δ	25,000	23,919
Centene Corporation
4.63%, 12/15/29	1,380,000	1,264,693
3.00%, 10/15/30	25,000	20,550
2.50%, 03/01/31	215,000	168,646
2.63%, 08/01/31	100,000	78,605
Charles Schwab Corporation (The)
(Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 3.08%), 4.00%, 12/01/30ρ ^	490,000	391,363
Charter Communications Operating LLC
2.80%, 04/01/31	255,000	199,695
2.30%, 02/01/32	205,000	151,939
4.40%, 04/01/33Δ	55,000	47,386
3.50%, 06/01/41	370,000	243,644
6.48%, 10/23/45	210,000	191,084
5.75%, 04/01/48	890,000	737,412
4.80%, 03/01/50	365,000	267,155
3.70%, 04/01/51	65,000	40,004
3.85%, 04/01/61	30,000	17,530
4.40%, 12/01/61	245,000	158,585
3.95%, 06/30/62	245,000	146,515
Cigna Corporation
4.80%, 08/15/38	280,000	261,840
3.20%, 03/15/40	160,000	122,037
3.40%, 03/15/50	260,000	186,934
Citigroup, Inc.
(Variable, ICE LIBOR USD 3M + 3.42%), 6.30%, 05/15/24ρ ^	690,000	653,430
(Variable, ICE LIBOR USD 3M + 0.90%), 3.35%, 04/24/25^	350,000	339,292
(Variable, ICE LIBOR USD 3M + 3.91%), 5.95%, 05/15/25ρ ^	100,000	91,500
(Variable, ICE LIBOR USD 3M + 1.56%), 3.89%, 01/10/28^	190,000	178,137
(Variable, ICE LIBOR USD 3M + 1.15%), 3.52%, 10/27/28^	200,000	183,105
(Variable, U.S. SOFR + 1.42%), 2.98%, 11/05/30^	210,000	177,500
(Variable, U.S. SOFR + 1.94%), 3.79%, 03/17/33^	195,000	167,909
CME Group, Inc.
5.30%, 09/15/43	620,000	649,586
Comcast Corporation
2.94%, 11/01/56	1,091,000	684,952
2.99%, 11/01/63	307,000	188,953
CommScope, Inc.
4.75%, 09/01/29 144A	240,000	193,938
ConocoPhillips
6.50%, 02/01/39	10,000	11,346
	Par	Value
Continental Resources, Inc.
5.75%, 01/15/31 144A	$ 455,000	$ 424,580
2.88%, 04/01/32 144A	105,000	77,982
4.90%, 06/01/44	270,000	200,692
Corebridge Financial, Inc.
4.35%, 04/05/42 144A	55,000	45,617
Corporate Office Properties LP REIT
2.75%, 04/15/31	20,000	15,061
Crown Castle, Inc. REIT
1.05%, 07/15/26	415,000	359,515
2.50%, 07/15/31Δ	185,000	150,057
CSC Holdings LLC
4.63%, 12/01/30 144A	400,000	221,904
CVS Health Corporation
4.13%, 04/01/40	105,000	88,250
5.05%, 03/25/48	325,000	294,853
4.25%, 04/01/50Δ	210,000	169,393
Darling Ingredients, Inc.
6.00%, 06/15/30 144A	10,000	9,789
DCP Midstream Operating LP
5.13%, 05/15/29	20,000	19,301
3.25%, 02/15/32	135,000	111,592
6.75%, 09/15/37 144A	500,000	507,327
Dell International LLC
5.45%, 06/15/23	153,000	153,113
5.30%, 10/01/29	395,000	388,202
8.10%, 07/15/36	122,000	137,709
8.35%, 07/15/46	31,000	35,675
Delta Air Lines, Inc.
2.90%, 10/28/24	30,000	28,470
7.00%, 05/01/25 144A	50,000	51,184
4.50%, 10/20/25 144A	350,000	341,800
7.38%, 01/15/26Δ	330,000	337,712
4.75%, 10/20/28 144A	1,300,000	1,225,706
Devon Energy Corporation
5.88%, 06/15/28	384,000	389,063
DH Europe Finance II S.a.r.l.
0.45%, 03/18/28(E)	275,000	251,478
Diamondback Energy, Inc.
3.13%, 03/24/31	45,000	37,493
Digital Euro Finco LLC REIT
1.13%, 04/09/28(E)	305,000	265,062
Dillard's, Inc.
7.75%, 07/15/26	450,000	468,622
Directv Financing LLC
5.88%, 08/15/27 144A	1,370,000	1,228,287
Discovery Communications LLC
3.63%, 05/15/30	125,000	103,713
DISH DBS Corporation
7.75%, 07/01/26	1,545,000	1,251,852
5.75%, 12/01/28 144A	770,000	616,000
5.13%, 06/01/29	90,000	58,237
DISH Network Corporation
2.38%, 03/15/24 CONV	830,000	750,942
3.38%, 08/15/26 CONV Δ	565,000	355,385
DTE Energy Co.
3.40%, 06/15/29	152,000	135,729

See Notes to Financial Statements.

	Par	Value
Duke Energy Corporation
2.55%, 06/15/31	$ 320,000	$ 262,409
Edison International
4.95%, 04/15/25	35,000	34,478
El Paso Natural Gas Co. LLC
8.38%, 06/15/32	50,000	56,891
Encore Capital Group, Inc.
4.88%, 10/15/25(E)	300,000	302,464
Endeavor Energy Resources LP
5.75%, 01/30/28 144A	230,000	221,173
Energy Transfer LP
4.50%, 11/01/23	500,000	496,464
7.60%, 02/01/24	220,000	223,792
5.75%, 02/15/33	130,000	127,437
Entegris Escrow Corporation
4.75%, 04/15/29 144A	160,000	146,232
Enterprise Products Operating LLC
5.10%, 02/15/45	600,000	545,480
4.80%, 02/01/49	290,000	250,274
EOG Resources, Inc.
4.38%, 04/15/30	100,000	97,332
EPR Properties REIT
3.60%, 11/15/31	365,000	266,093
EQT Corporation
6.13%, 02/01/25	20,000	20,080
5.68%, 10/01/25	30,000	29,916
3.13%, 05/15/26 144A	25,000	23,006
3.90%, 10/01/27	105,000	97,192
5.70%, 04/01/28	20,000	19,918
5.00%, 01/15/29	900,000	850,670
3.63%, 05/15/31 144A Δ	105,000	89,298
ERAC U.S.A. Finance LLC
7.00%, 10/15/37 144A	535,000	586,024
Expedia Group, Inc.
3.25%, 02/15/30	15,000	12,789
2.95%, 03/15/31Δ	460,000	372,466
Exxon Mobil Corporation
4.33%, 03/19/50Δ	300,000	266,337
3.45%, 04/15/51	360,000	272,643
Fidelity & Guaranty Life Holdings, Inc.
5.50%, 05/01/25 144A	430,000	424,417
Fidelity National Information Services, Inc.
1.00%, 12/03/28(E)	300,000	267,601
5.10%, 07/15/32	40,000	38,807
Fiserv, Inc.
1.63%, 07/01/30(E)	290,000	257,581
Ford Motor Co.
6.63%, 10/01/28Δ	75,000	74,279
3.25%, 02/12/32Δ	20,000	15,037
4.75%, 01/15/43	90,000	64,844
Ford Motor Credit Co. LLC
2.75%, 06/14/24(U) Δ	1,360,000	1,558,091
3.82%, 11/02/27	400,000	353,160
2.90%, 02/10/29	875,000	700,031
	Par	Value
4.00%, 11/13/30	$850,000	$699,384
Fox Corporation
5.58%, 01/25/49Δ	235,000	212,148
Freeport-McMoRan, Inc.
4.25%, 03/01/30	15,000	13,640
4.63%, 08/01/30	10,000	9,333
5.40%, 11/14/34Δ	230,000	217,594
FS KKR Capital Corporation
3.40%, 01/15/26	75,000	66,660
3.13%, 10/12/28	95,000	76,894
Gartner, Inc.
3.63%, 06/15/29 144A	10,000	8,799
General Dynamics Corporation
4.25%, 04/01/40	190,000	175,220
4.25%, 04/01/50	460,000	412,165
General Motors Co.
6.13%, 10/01/25	275,000	280,391
6.25%, 10/02/43	45,000	41,965
5.20%, 04/01/45	255,000	209,803
General Motors Financial Co., Inc.
0.96%, 09/07/23(E)	415,000	438,138
5.25%, 03/01/26	315,000	310,826
(Variable, ICE LIBOR USD 3M + 3.60%), 5.75%, 09/30/27ρ ^	5,000	4,222
3.60%, 06/21/30	300,000	253,960
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.00%), 5.70%, 09/30/30ρ Δ ^	10,000	8,501
GEO Group, Inc. (The)
10.50%, 06/30/28	217,000	220,562
Georgia-Pacific LLC
8.88%, 05/15/31	305,000	373,936
Gilead Sciences, Inc.
4.00%, 09/01/36	670,000	595,807
Glencore Funding LLC
2.85%, 04/27/31 144A Δ	420,000	345,964
Global Payments, Inc.
5.30%, 08/15/29	30,000	29,108
2.90%, 11/15/31	15,000	11,924
5.40%, 08/15/32Δ	65,000	62,328
Go Daddy Operating Co. LLC
3.50%, 03/01/29 144A	105,000	88,042
Goldman Sachs Capital II
(Variable, ICE LIBOR USD 3M + 0.77%), 5.53%, 02/03/23† ρ	40,000	30,254
Goldman Sachs Group, Inc. (The)
(Variable, ICE LIBOR USD 3M + 1.20%), 3.27%, 09/29/25^	455,000	438,959
(Variable, U.S. SOFR + 0.79%), 1.09%, 12/09/26^	360,000	318,459
(Variable, U.S. SOFR + 0.82%), 1.54%, 09/10/27^	65,000	56,226
0.25%, 01/26/28(E)	428,000	376,122
(Variable, ICE LIBOR USD 3M + 1.51%), 3.69%, 06/05/28^	225,000	209,378
(Variable, U.S. SOFR + 1.73%), 4.48%, 08/23/28^	275,000	264,874
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
(Variable, ICE LIBOR USD 3M + 1.16%), 3.81%, 04/23/29^	$305,000	$279,631
(Variable, U.S. SOFR + 1.28%), 2.62%, 04/22/32^	240,000	192,110
6.75%, 10/01/37	180,000	192,253
(Variable, ICE LIBOR USD 3M + 1.37%), 4.02%, 10/31/38^	170,000	141,067
5.15%, 05/22/45	580,000	526,905
Hanesbrands, Inc.
4.63%, 05/15/24 144A	110,000	106,717
4.88%, 05/15/26 144A Δ	560,000	501,380
HCA, Inc.
5.38%, 02/01/25	20,000	20,007
5.38%, 09/01/26	18,000	17,840
4.13%, 06/15/29	70,000	64,211
3.50%, 09/01/30	50,000	43,373
3.63%, 03/15/32 144A	220,000	187,393
5.25%, 06/15/49	180,000	155,004
Hercules LLC
6.50%, 06/30/29	130,000	123,460
Hess Midstream Operations LP
4.25%, 02/15/30 144A	30,000	25,689
Hilton Domestic Operating Co., Inc.
3.63%, 02/15/32 144A	75,000	60,194
Hilton Grand Vacations Borrower Escrow LLC
5.00%, 06/01/29 144A	60,000	51,677
4.88%, 07/01/31 144A Δ	20,000	16,349
Hilton Worldwide Finance LLC
4.88%, 04/01/27	520,000	495,845
Icahn Enterprises LP
5.25%, 05/15/27	5,000	4,589
4.38%, 02/01/29	280,000	237,187
Ideal Standard International SA
6.38%, 07/30/26(E) 144A	210,000	96,774
iHeartCommunications, Inc.
8.38%, 05/01/27Δ	50,000	42,609
Intel Corporation
3.75%, 08/05/27	265,000	255,319
Ionis Pharmaceuticals, Inc.
0.00%, 04/01/26 CONV Δ »	55,000	51,047
Jabil, Inc.
1.70%, 04/15/26	85,000	75,491
JBS U.S.A. LUX SA
3.00%, 02/02/29 144A	45,000	37,315
3.75%, 12/01/31 144A	50,000	41,100
Jefferies Financial Group, Inc.
6.25%, 01/15/36	350,000	355,842
6.50%, 01/20/43	260,000	255,865
JELD-WEN, Inc.
4.88%, 12/15/27 144A Δ	150,000	113,137
JetBlue Airways Corporation
0.50%, 04/01/26 CONV Δ	40,000	29,363
John Deere Capital Corporation
0.90%, 01/10/24Δ	55,000	52,994
1.25%, 01/10/25	85,000	79,638
JPMorgan Chase & Co.
(Variable, ICE LIBOR USD 3M + 3.33%), 6.13%, 04/30/24ρ ^	190,000	185,580
	Par	Value
(Variable, U.S. SOFR + 1.56%), 4.32%, 04/26/28^	$ 135,000	$ 128,837
(Variable, Euribor 3M + 0.84%), 1.64%, 05/18/28(E) ^	250,000	240,912
(Variable, U.S. SOFR + 2.04%), 2.52%, 04/22/31^	510,000	419,685
(Variable, U.S. SOFR + 2.52%), 2.96%, 05/13/31^	565,000	468,139
(Variable, U.S. SOFR + 2.46%), 3.11%, 04/22/41^	275,000	202,090
(Variable, U.S. SOFR + 2.44%), 3.11%, 04/22/51^	460,000	305,834
(Variable, U.S. SOFR + 1.58%), 3.33%, 04/22/52^	1,880,000	1,295,140
Kinder Morgan Energy Partners LP
6.50%, 02/01/37	40,000	40,653
6.95%, 01/15/38	50,000	53,547
Kinder Morgan, Inc.
7.75%, 01/15/32Δ	560,000	631,894
5.55%, 06/01/45	335,000	308,336
Legacy LifePoint Health LLC
4.38%, 02/15/27 144A Δ	230,000	194,902
Lennar Corporation
4.75%, 11/29/27	1,045,000	1,008,731
Lithia Motors, Inc.
3.88%, 06/01/29 144A	45,000	37,060
Livongo Health, Inc.
0.88%, 06/01/25 CONV	35,000	30,758
Marathon Petroleum Corporation
4.70%, 05/01/25	410,000	404,397
Marriott International, Inc.
2.85%, 04/15/31	75,000	60,892
Marriott Ownership Resorts, Inc.
4.50%, 06/15/29 144A	45,000	37,392
Marvell Technology, Inc.
2.45%, 04/15/28Δ	70,000	59,477
2.95%, 04/15/31	60,000	48,547
Masco Corporation
7.75%, 08/01/29	62,000	68,096
6.50%, 08/15/32	27,000	27,846
MBIA Insurance Corporation
15.34%, 01/15/33 144A #	215,000	17,325
McDonald’s Corporation
1.60%, 03/15/31(E)	400,000	361,567
4.20%, 04/01/50	300,000	253,090
Meta Platforms, Inc.
3.50%, 08/15/27 144A	105,000	98,200
Micron Technology, Inc.
6.75%, 11/01/29	185,000	188,983
2.70%, 04/15/32Δ	235,000	177,730
Mileage Plus Holdings LLC
6.50%, 06/20/27 144A	337,522	336,307
MMS U.S.A. Holdings, Inc.
1.75%, 06/13/31(E)	500,000	445,229
Molina Healthcare, Inc.
3.88%, 05/15/32 144A	60,000	49,913
Morgan Stanley
(Variable, U.S. SOFR + 0.51%), 0.79%, 01/22/25^	550,000	520,307

See Notes to Financial Statements.

	Par	Value
4.35%, 09/08/26	$ 120,000	$ 116,777
3.63%, 01/20/27	275,000	260,051
3.95%, 04/23/27	35,000	33,163
(Variable, U.S. SOFR + 1.14%), 2.70%, 01/22/31^	620,000	515,122
(Variable, SONIA Interest Rate + 2.25%), 5.79%, 11/18/33(U) ^	820,000	994,230
(Variable, U.S. SOFR + 4.84%), 5.60%, 03/24/51Δ ^	230,000	231,287
MPLX LP
4.70%, 04/15/48	110,000	87,825
MPT Operating Partnership LP REIT
2.55%, 12/05/23(U)	350,000	402,822
Mutual of Omaha Insurance Co.
6.80%, 06/15/36 144A	605,000	634,813
Mylan, Inc.
4.55%, 04/15/28	245,000	227,780
Navient Corporation
6.75%, 06/15/26Δ	125,000	119,216
5.63%, 08/01/33	10,000	7,142
NCL Corporation, Ltd.
5.88%, 03/15/26 144A	65,000	51,303
1.13%, 02/15/27 CONV	140,000	95,732
5.88%, 02/15/27 144A	65,000	56,385
NCL Finance, Ltd.
6.13%, 03/15/28 144A	25,000	18,487
Netflix, Inc.
3.63%, 05/15/27(E)	100,000	103,245
4.88%, 04/15/28	20,000	19,357
5.88%, 11/15/28	90,000	91,443
6.38%, 05/15/29	1,215,000	1,252,625
5.38%, 11/15/29 144A	10,000	9,718
4.88%, 06/15/30 144A	145,000	135,470
NGPL PipeCo LLC
7.77%, 12/15/37 144A	200,000	209,855
NVIDIA Corporation
3.70%, 04/01/60	280,000	209,915
Occidental Petroleum Corporation
3.50%, 08/15/29Δ	280,000	249,929
8.88%, 07/15/30	10,000	11,307
6.13%, 01/01/31	5,000	5,056
7.88%, 09/15/31	10,000	11,028
OneMain Finance Corporation
6.88%, 03/15/25	125,000	120,363
Open Text Holdings, Inc.
4.13%, 02/15/30 144A	300,000	241,928
Oracle Corporation
6.15%, 11/09/29Δ	65,000	67,779
4.00%, 07/15/46	225,000	166,148
3.95%, 03/25/51	150,000	108,213
Organon & Co.
2.88%, 04/30/28(E)	150,000	141,096
Ovintiv, Inc.
8.13%, 09/15/30	15,000	16,547
7.20%, 11/01/31	5,000	5,280
7.38%, 11/01/31	10,000	10,710
6.50%, 08/15/34Δ	120,000	121,647
	Par	Value
6.63%, 08/15/37	$ 30,000	$ 30,419
6.50%, 02/01/38	5,000	4,998
Owens Corning
7.00%, 12/01/36	523,000	557,906
Owl Rock Capital Corporation
4.25%, 01/15/26	265,000	243,807
2.88%, 06/11/28	105,000	82,578
Owl Rock Technology Finance Corporation
4.75%, 12/15/25 144A	265,000	240,439
Pacific Gas and Electric Co.
3.25%, 06/01/31	160,000	130,895
3.30%, 08/01/40	120,000	82,118
4.30%, 03/15/45	310,000	222,280
Peloton Interactive, Inc.
0.00%, 02/15/26 CONV »	10,000	7,138
Penn Mutual Life Insurance Co. (The)
7.63%, 06/15/40 144A	345,000	375,481
Pilgrim's Pride Corporation
4.25%, 04/15/31 144A	35,000	29,820
3.50%, 03/01/32 144A	145,000	113,672
Plains All American Pipeline LP
4.65%, 10/15/25	250,000	245,140
3.55%, 12/15/29	220,000	191,780
Prime Security Services Borrower LLC
5.25%, 04/15/24 144A	610,000	600,258
PulteGroup, Inc.
6.00%, 02/15/35	95,000	91,478
Radiology Partners, Inc.
9.25%, 02/01/28 144A Δ	440,000	247,691
Range Resources Corporation
4.75%, 02/15/30 144A	840,000	741,336
RingCentral, Inc.
0.00%, 03/15/26 CONV »	55,000	43,450
Rocket Mortgage LLC
2.88%, 10/15/26 144A	290,000	250,264
3.63%, 03/01/29 144A	15,000	11,911
3.63%, 03/01/29	130,000	103,233
3.88%, 03/01/31 144A	325,000	248,836
4.00%, 10/15/33 144A	165,000	123,470
Royal Caribbean Cruises, Ltd.
4.25%, 07/01/26 144A	10,000	8,096
5.50%, 04/01/28 144A	130,000	103,977
Salesforce, Inc.
3.70%, 04/11/28	60,000	57,775
Sasol Financing U.S.A. LLC
5.50%, 03/18/31Δ	1,470,000	1,198,822
SBA Communications Corporation REIT
3.13%, 02/01/29	155,000	129,153
Seagate HDD Cayman
4.09%, 06/01/29	5,000	4,143
9.63%, 12/01/32 144A	7,650	8,401
Sensata Technologies, Inc.
4.38%, 02/15/30 144A	720,000	628,041
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Snap, Inc.
0.00%, 05/01/27 CONV »	$ 70,000	$ 49,245
Southern Co. (The)
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.73%), 4.00%, 01/15/51^	220,000	200,750
(Variable, 2.11% - EUR Swap Rate 5Y), 1.88%, 09/15/81(E) ^	250,000	210,074
Southern Copper Corporation
5.25%, 11/08/42	870,000	831,838
Southwest Airlines Co.
1.25%, 05/01/25 CONV Δ	145,000	174,689
Southwestern Energy Co.
4.75%, 02/01/32	765,000	655,234
Spectrum Brands, Inc.
5.75%, 07/15/25Δ	35,000	34,656
5.00%, 10/01/29 144A	90,000	78,035
Splunk, Inc.
1.13%, 06/15/27 CONV Δ	60,000	50,928
Spotify U.S.A., Inc.
0.00%, 03/15/26 CONV »	65,000	52,650
Sprint Capital Corporation
8.75%, 03/15/32	550,000	655,795
Sprint LLC
7.88%, 09/15/23	490,000	497,989
Stewart Information Services Corporation
3.60%, 11/15/31	135,000	104,106
Synchrony Financial
2.88%, 10/28/31	235,000	177,307
Sysco Corporation
6.60%, 04/01/50	152,000	167,680
Tapestry, Inc.
3.05%, 03/15/32	30,000	23,497
Targa Resources Corporation
5.20%, 07/01/27	5,000	4,916
Targa Resources Partners LP
5.50%, 03/01/30	285,000	268,585
4.88%, 02/01/31	10,000	8,989
4.00%, 01/15/32	35,000	29,442
TD SYNNEX Corporation
1.75%, 08/09/26	135,000	115,053
Teladoc Health, Inc.
1.25%, 06/01/27 CONV	275,000	212,629
Tennessee Gas Pipeline Co. LLC
2.90%, 03/01/30 144A	340,000	286,430
Teva Pharmaceutical Finance Co. LLC
6.15%, 02/01/36Δ	75,000	66,135
Time Warner Cable LLC
5.50%, 09/01/41	35,000	29,281
4.50%, 09/15/42	55,000	40,663
T-Mobile U.S.A., Inc.
2.40%, 03/15/29	25,000	21,165
3.88%, 04/15/30	675,000	614,633
2.70%, 03/15/32	485,000	394,392
4.50%, 04/15/50	300,000	248,572
Toyota Motor Credit Corporation
0.50%, 06/18/24	595,000	558,743
	Par	Value
Transcontinental Gas Pipe Line Co. LLC
3.25%, 05/15/30	$ 320,000	$ 279,266
4.45%, 08/01/42	750,000	643,312
TransDigm, Inc.
6.25%, 03/15/26 144A	50,000	49,420
Travel + Leisure Co.
6.63%, 07/31/26 144A	10,000	9,800
6.00%, 04/01/27	10,000	9,508
4.50%, 12/01/29 144A	110,000	89,793
4.63%, 03/01/30 144A	75,000	62,330
TriNet Group, Inc.
3.50%, 03/01/29 144A Δ	95,000	78,233
Uber Technologies, Inc.
0.00%, 12/15/25 CONV Δ »	155,000	131,325
8.00%, 11/01/26 144A	15,000	15,082
7.50%, 09/15/27 144A	305,000	305,525
6.25%, 01/15/28 144A	120,000	115,386
4.50%, 08/15/29 144A	345,000	301,230
UGI International LLC
2.50%, 12/01/29(E)	100,000	82,394
United Rentals North America, Inc.
5.25%, 01/15/30Δ	410,000	385,956
3.88%, 02/15/31	1,290,000	1,084,303
Unity Software, Inc.
0.00%, 11/15/26 CONV »	65,000	48,978
Utah Acquisition Sub, Inc.
3.13%, 11/22/28(E)	410,000	402,792
Verizon Communications, Inc.
1.13%, 11/03/28(U)	290,000	282,017
1.88%, 10/26/29(E)	410,000	384,336
2.36%, 03/15/32	1,020,000	812,394
0.75%, 03/22/32(E) Δ	185,000	148,229
3.40%, 03/22/41	620,000	470,679
4.00%, 03/22/50	720,000	571,767
3.55%, 03/22/51Δ	150,000	107,916
3.70%, 03/22/61	350,000	248,012
Viatris, Inc.
3.85%, 06/22/40	305,000	206,375
Viking Cruises, Ltd.
5.88%, 09/15/27 144A Δ	90,000	73,507
Viking Ocean Cruises Ship VII, Ltd.
5.63%, 02/15/29 144A	900,000	725,670
VOC Escrow, Ltd.
5.00%, 02/15/28 144A	280,000	241,270
Warnermedia Holdings, Inc.
4.05%, 03/15/29 144A Δ	40,000	34,748
4.28%, 03/15/32 144A	400,000	330,953
5.05%, 03/15/42 144A	360,000	278,063
5.14%, 03/15/52 144A	1,000,000	734,425
Wells Fargo & Co.
(Variable, ICE LIBOR USD 3M + 3.99%), 5.88%, 06/15/25ρ ^	170,000	164,908
1.00%, 02/02/27(E)	400,000	376,325
(Variable, U.S. SOFR + 1.26%), 2.57%, 02/11/31^	245,000	203,994
(Variable, U.S. SOFR + 2.53%), 3.07%, 04/30/41^	220,000	157,925

See Notes to Financial Statements.

	Par	Value
(Variable, U.S. SOFR + 4.50%), 5.01%, 04/04/51^	$ 840,000	$ 749,543
Western Digital Corporation
4.75%, 02/15/26Δ	95,000	89,671
2.85%, 02/01/29	65,000	50,382
Western Midstream Operating LP
3.35%, 02/01/25	850,000	806,114
4.30%, 02/01/30	20,000	17,346
5.45%, 04/01/44	10,000	8,311
5.30%, 03/01/48	50,000	41,127
5.50%, 08/15/48	835,000	695,545
5.50%, 02/01/50	25,000	20,415
Westlake Corporation
3.13%, 08/15/51	225,000	140,785
WestRock MWV LLC
8.20%, 01/15/30	75,000	84,977
7.95%, 02/15/31	25,000	28,240
Weyerhaeuser Co. REIT
6.95%, 10/01/27	30,000	32,222
6.88%, 12/15/33	250,000	270,196
Williams Cos., Inc. (The)
7.50%, 01/15/31	40,000	44,035
5.75%, 06/24/44	320,000	308,179
Yum! Brands, Inc.
4.63%, 01/31/32	195,000	172,741
Total Corporate Bonds (Cost $126,055,916)		108,774,807
FOREIGN BONDS — 41.8%
Andorra — 0.0%
Andorra International Bond
1.25%, 02/23/27(E)	100,000	96,235
Angola — 0.1%
Angolan Government International Bond
9.38%, 05/08/48	400,000	318,180
Argentina — 0.3%
Argentine Republic Government International Bond
1.00%, 07/09/29	136,957	36,719
(Step to 0.75% on 07/09/23), 0.50%, 07/09/30 STEP	828,157	224,729
(Step to 3.63% on 07/09/23), 1.50%, 07/09/35 STEP	1,625,941	416,230
Pampa Energia SA
7.50%, 01/24/27 144A	750,000	688,126
Provincia de Buenos Aires
(Step to 6.38% on 09/01/23), 5.25%, 09/01/37 144A STEP	623,391	218,187
		1,583,991
Australia — 0.2%
Arena Luxembourg Finance S.a.r.l.
1.88%, 02/01/28(E)	100,000	85,757
Australia Government Bond
1.75%, 06/21/51(A)	2,000,000	790,548
FMG Resources August 2006 Pty, Ltd.
4.38%, 04/01/31 144A	100,000	83,361
		959,666
	Par	Value
Austria — 0.5%
Republic of Austria Government Bond
0.90%, 02/20/32(E) 144A	$ 50,000	$ 44,268
Sappi Papier Holding GmbH
3.63%, 03/15/28(E)	130,000	120,024
Suzano Austria GmbH
5.75%, 07/14/26 144A	370,000	371,504
5.00%, 01/15/30	730,000	684,758
3.75%, 01/15/31	1,450,000	1,220,287
		2,440,841
Azerbaijan — 0.1%
Southern Gas Corridor CJSC
6.88%, 03/24/26	510,000	524,431
State Oil Co. of the Azerbaijan Republic
6.95%, 03/18/30	200,000	207,490
		731,921
Belgium — 0.1%
Elia Transmission Belgium SA
0.88%, 04/28/30(E)	500,000	432,731
Kingdom of Belgium Government Bond
1.45%, 06/22/37(E) 144A	33,774	28,448
0.40%, 06/22/40(E) 144A	40,594	26,565
3.75%, 06/22/45(E)	18,000	20,471
		508,215
Bermuda — 0.1%
Bermuda Government International Bond
3.72%, 01/25/27	200,000	193,250
4.75%, 02/15/29	200,000	199,524
		392,774
Brazil — 1.6%
Brazil Minas SPE via State of Minas Gerais
5.33%, 02/15/28	120,000	117,293
Brazil Notas do Tesouro Nacional Serie F
10.00%, 01/01/23(B)	14,363,000	2,716,108
10.00%, 01/01/25(B)	17,030,000	3,080,826
10.00%, 01/01/27(B)	8,227,000	1,430,419
Brazilian Government International Bond
8.25%, 01/20/34	100,000	112,703
5.63%, 01/07/41	230,000	195,328
Vale Overseas, Ltd.
6.88%, 11/21/36	900,000	952,144
		8,604,821
Canada — 1.1%
1011778 BC ULC
3.88%, 01/15/28 144A	720,000	645,660
Bausch Health Cos., Inc.
7.00%, 01/15/28 144A	5,000	2,425
5.00%, 01/30/28 144A	50,000	24,079
4.88%, 06/01/28 144A	65,000	41,464
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
5.00%, 02/15/29 144A	$ 5,000	$ 2,403
6.25%, 02/15/29 144A	5,000	2,415
5.25%, 01/30/30 144A	25,000	12,041
5.25%, 02/15/31 144A Δ	60,000	28,883
Canadian Government Bond
1.00%, 06/01/27(C)	2,315,000	1,547,468
Clarios Global LP
4.38%, 05/15/26(E)	151,000	149,883
First Quantum Minerals, Ltd.
6.50%, 03/01/24 144A	300,000	293,925
7.50%, 04/01/25 144A Δ	550,000	536,470
6.88%, 10/15/27 144A	200,000	188,057
Glencore Finance Canada, Ltd.
6.00%, 11/15/41	340,000	323,271
MEG Energy Corporation
7.13%, 02/01/27 144A	1,310,000	1,337,752
Open Text Corporation
6.90%, 12/01/27 144A	40,000	40,052
3.88%, 02/15/28 144A	190,000	163,372
Rogers Communications, Inc.
3.80%, 03/15/32 144A	171,000	148,646
4.55%, 03/15/52 144A	165,000	128,772
		5,617,038
Chile — 0.1%
Corporation Nacional del Cobre de Chile
3.63%, 08/01/27 144A	220,000	206,877
Empresa de los Ferrocarriles del Estado
3.83%, 09/14/61	400,000	282,008
		488,885
China — 5.0%
Avolon Holdings Funding, Ltd.
4.25%, 04/15/26 144A	680,000	618,253
China Government Bond
2.56%, 10/21/23(Y)	16,950,000	2,454,819
2.26%, 02/24/25(Y)	9,070,000	1,298,661
2.20%, 07/27/25(Y)	29,500,000	4,212,852
3.85%, 12/12/26(Y)	18,000,000	2,704,526
2.37%, 01/20/27(Y)	7,660,000	1,095,223
3.48%, 06/29/27(Y)	33,000,000	4,866,950
4.15%, 12/04/27(Y)	13,000,000	1,987,503
4.29%, 05/22/29(Y)	16,500,000	2,572,214
3.60%, 05/21/30(Y)	7,000,000	1,053,034
3.02%, 05/27/31(Y)	2,670,000	390,471
3.95%, 06/29/43(Y)	4,000,000	618,018
4.10%, 05/21/45(Y)	1,000,000	157,763
4.05%, 07/24/47(Y)	770,000	125,369
3.53%, 10/18/51(Y)	3,990,000	605,577
Dianjian International Finance, Ltd.
(Variable, 6.93% - U.S. Treasury Yield Curve Rate CMT 5Y), 4.60%, 03/13/23ρ ^	200,000	199,700
NXP BV
4.40%, 06/01/27	15,000	14,408
	Par	Value
Park Aerospace Holdings, Ltd.
4.50%, 03/15/23 144A	$ 190,000	$ 189,545
5.50%, 02/15/24 144A	830,000	819,796
Sinopec Group Overseas Development 2015, Ltd.
3.25%, 04/28/25Δ	250,000	242,132
Times China Holdings, Ltd.
6.75%, 07/08/25	200,000	34,789
Yuzhou Group Holdings Co., Ltd.
7.70%, 02/20/25#	495,000	47,490
		26,309,093
Colombia — 0.6%
Colombia Government International Bond
3.88%, 04/25/27	200,000	177,684
3.00%, 01/30/30	315,000	241,925
5.63%, 02/26/44	3,170,000	2,339,731
5.00%, 06/15/45	200,000	136,670
5.20%, 05/15/49Δ	200,000	136,887
Ecopetrol SA
5.88%, 09/18/23	140,000	139,260
		3,172,157
Czech Republic — 0.1%
Czech Republic Government Bond
0.95%, 05/15/30(ZE)	17,870,000	593,208
Denmark — 0.0%
DKT Finance ApS
7.00%, 06/17/23(E)	204,000	217,622
Dominican Republic — 0.1%
Dominican Republic International Bond
4.88%, 09/23/32	260,000	216,795
6.00%, 02/22/33Δ	150,000	135,830
6.85%, 01/27/45Δ	220,000	191,793
		544,418
Ecuador — 0.1%
Ecuador Government International Bond
0.00%, 07/31/30»	16,866	6,672
(Step to 6.00% on 07/31/23), 5.50%, 07/31/30 STEP	69,140	44,773
(Step to 3.50% on 07/31/23), 2.50%, 07/31/35 STEP	638,778	296,864
(Step to 2.50% on 07/31/23), 1.50%, 07/31/40 STEP	59,020	24,306
		372,615
Egypt — 0.3%
Egypt Government International Bond
7.60%, 03/01/29	400,000	326,946
6.38%, 04/11/31(E)	1,200,000	897,022
7.63%, 05/29/32	200,000	148,695
7.90%, 02/21/48	200,000	127,102

See Notes to Financial Statements.

	Par	Value
8.88%, 05/29/50	$ 200,000	$ 135,924
		1,635,689
El Salvador — 0.0%
El Salvador Government International Bond
7.12%, 01/20/50	150,000	59,366
Estonia — 0.0%
Estonia Government International Bond
4.00%, 10/12/32(E)	24,000	26,377
Finland — 0.0%
Ahlstrom-Munksjo Holding 3 OY
3.63%, 02/04/28(E)	200,000	181,840
France — 1.8%
Accor SA
(Variable, 3.25% - EUR Swap Rate 5Y), 2.63%, 01/30/25(E) ρ ^	100,000	88,840
Altice France SA
3.38%, 01/15/28(E)	300,000	243,083
4.13%, 01/15/29(E)	100,000	82,028
Banijay Group SAS
6.50%, 03/01/26(E)	122,000	123,570
Banque Federative du Credit Mutuel SA
1.25%, 06/03/30(E)	400,000	348,722
BNP Paribas SA
(Variable, USD Swap 5Y + 5.15%), 7.38%, 08/19/25 144A ρ ^	740,000	732,210
(Variable, Euribor 3M + 1.80%), 2.13%, 01/23/27(E) ^	300,000	300,122
(Variable, USD Swap 5Y + 3.98%), 7.00%, 08/16/28 144A ρ ^	300,000	283,804
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.90%), 7.75%, 08/16/29 144A ρ Δ ^	860,000	851,400
(Variable, 0.83% - Euribor 3M), 0.50%, 01/19/30(E) ^	300,000	253,582
BPCE SA
0.25%, 01/14/31(E)	500,000	400,496
CAB SELAS
3.38%, 02/01/28(E) 144A	600,000	518,171
Constellium SE
4.25%, 02/15/26(E)	185,000	191,303
Credit Agricole SA
(Variable, ICE SWAP Rate GBP SONIA 5Y + 4.81%), 7.50%, 06/23/26(U) ρ ^	1,590,000	1,870,090
Electricite de France SA
(Variable, GBP Swap Rate 13Y + 4.23%), 6.00%, 01/29/26(U) ρ ^	600,000	653,645
Faurecia SE
2.63%, 06/15/25(E)	132,000	129,024
	Par	Value
2.38%, 06/15/27(E)	$ 265,000	$ 237,838
French Republic Government Bond OAT
2.10%, 07/25/23(E) 144A	268,262	294,289
1.50%, 05/25/31(E)	22,499	21,689
0.00%, 11/25/31(E)	52,000	43,012
1.25%, 05/25/38(E)	87,650	71,104
0.75%, 05/25/52(E)	9,396	5,413
1.75%, 05/25/66(E) 144A	12,350	9,087
Iliad Holding SASU
5.63%, 10/15/28(E) Δ	200,000	194,872
Kapla Holding SAS
3.38%, 12/15/26(E)	200,000	190,884
Laboratoire Eimer Selas
5.00%, 02/01/29(E)	150,000	123,240
Loxam SAS
5.75%, 07/15/27(E)	430,000	395,737
Matterhorn Telecom SA
4.00%, 11/15/27(E)	140,000	137,364
Orange SA
0.50%, 09/04/32(E)	400,000	313,012
Paprec Holding SA
4.00%, 03/31/25(E) Δ	155,000	160,936
Picard Groupe SAS
3.88%, 07/01/26(E)	100,000	91,983
SPCM SA
2.63%, 02/01/29(E)	100,000	90,052
Suez SACA
2.88%, 05/24/34(E) Δ	200,000	181,049
		9,631,651
Gabon — 0.2%
Gabo Government International Bond
7.00%, 11/24/31 144A	1,020,000	838,848
Germany — 5.2%
Allianz SE
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.17%), 3.20%, 10/30/27 144A ρ Δ ^	3,200,000	2,386,433
(Variable, 2.77% - EUR Swap Rate 5Y), 2.63%, 10/30/30(E) ρ Δ ^	1,000,000	791,469
APCOA Parking Holdings GmbH
4.63%, 01/15/27(E) 144A	100,000	92,431
4.63%, 01/15/27(E)	710,000	656,260
Aroundtown SA
0.38%, 04/15/27(E)	200,000	142,007
Bundesrepublik Deutschland Bundesanleihe
1.00%, 08/15/24(E)	3,140,000	3,281,146
0.50%, 02/15/26(E)	76,324	76,890
0.50%, 02/15/28(E)	48,500	47,059
0.00%, 02/15/31(E)	17,140,000	15,066,355
0.00%, 08/15/31(E)	66,000	57,372
1.70%, 08/15/32(E)	208,000	207,631
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
0.00%, 08/15/52(E)	$ 31,700	$ 16,996
Cheplapharm Arzneimittel GmbH
4.38%, 01/15/28(E)	100,000	94,391
Deutsche Bank AG
(Variable, U.S. SOFR + 2.76%), 3.73%, 01/14/32^	201,000	148,266
Deutsche Lufthansa AG
3.00%, 05/29/26(E)	100,000	96,968
Gruenenthal GmbH
4.13%, 05/15/28(E)	260,000	251,181
IHO Verwaltungs GmbH
Cash coupon 3.88% or PIK PIK 4.63%, 05/15/27(E)	215,000	195,314
Infineon Technologies AG
(Variable, 4.00% - EUR Swap Rate 5Y), 3.63%, 01/01/28(E) ρ ^	100,000	95,966
Kreditanstalt fuer Wiederaufbau
0.38%, 03/09/26(E)	21,000	20,774
0.00%, 06/15/26(E)	77,000	74,597
0.01%, 05/05/27(E)	22,000	20,730
1.25%, 06/30/27(E)	29,000	28,781
0.75%, 06/28/28(E)	61,000	57,892
0.75%, 01/15/29(E) Δ	43,000	40,252
0.00%, 09/15/31(E)	33,000	27,171
Renk AG
5.75%, 07/15/25(E) 144A	860,000	866,480
Schaeffler AG
3.38%, 10/12/28(E)	200,000	186,984
SGL Carbon SE
4.63%, 09/30/24(E)	280,000	298,598
State of North Rhine-Westphalia Germany
1.65%, 02/22/38(E)	11,000	9,571
Techem Verwaltungsgesellschaft 675 mbH
2.00%, 07/15/25(E)	200,000	197,444
thyssenkrupp AG
2.88%, 02/22/24(E)	122,000	129,533
TK Elevator Midco GmbH
4.38%, 07/15/27(E) 144A	350,000	334,349
(Floating, Euribor 3M + 4.75%), 6.13%, 07/15/27(E) †	165,000	171,723
TUI Cruises GmbH
6.50%, 05/15/26(E) 144A	120,000	107,741
Volkswagen Bank GmbH
1.25%, 12/15/25(E)	782,000	772,150
Vonovia SE
0.25%, 09/01/28(E)	400,000	328,608
WEPA Hygieneprodukte GmbH
2.88%, 12/15/27(E)	108,000	94,809
		27,472,322
Ghana — 0.1%
Ghana Government International Bond
7.63%, 05/16/29	200,000	75,520
10.75%, 10/14/30	200,000	141,452
	Par	Value
10.75%, 10/14/30 144A	$ 340,000	$ 240,468
7.88%, 02/11/35	200,000	72,502
		529,942
Guatemala — 0.1%
Millicom International Cellular SA
5.13%, 01/15/28 144A	540,000	503,088
Hong Kong — 0.0%
Shimao Group Holdings, Ltd.
6.13%, 02/21/24	200,000	37,778
Hungary — 0.0%
Hungary Government International Bond
1.75%, 06/05/35(E)	19,000	13,411
Indonesia — 2.8%
Indonesia Government International Bond
0.90%, 02/14/27(E)	120,000	113,177
1.40%, 10/30/31(E)	220,000	184,314
1.10%, 03/12/33(E)	200,000	156,942
8.50%, 10/12/35Δ	200,000	254,000
5.25%, 01/17/42 144A	1,940,000	1,912,137
5.25%, 01/17/42	370,000	364,686
4.20%, 10/15/50	3,480,000	2,888,748
Indonesia Treasury Bond
7.00%, 05/15/27(I)	48,282,000,000	3,183,102
8.25%, 05/15/29(I)	76,029,000,000	5,263,828
6.38%, 04/15/32(I)	8,635,000,000	534,657
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
5.45%, 05/21/28	200,000	198,419
		15,054,010
Ireland — 0.4%
AerCap Ireland Capital DAC
4.45%, 10/01/25	400,000	385,005
1.75%, 01/30/26	540,000	476,260
3.30%, 01/30/32	660,000	519,508
Ardagh Packaging Finance PLC
5.25%, 08/15/27 144A Δ	300,000	224,872
eircom Finance DAC
3.50%, 05/15/26(E)	150,000	145,383
Ireland Government Bond
0.20%, 10/18/30(E)	20,000	17,401
0.55%, 04/22/41(E)	36,000	24,275
Motion Bondco DAC
4.50%, 11/15/27(E)	100,000	88,221
		1,880,925
Israel — 0.1%
Energean Israel Finance, Ltd.
5.38%, 03/30/28 144A	65,000	58,500
5.88%, 03/30/31 144A	90,000	78,919
Israel Government International Bond
3.38%, 01/15/50	200,000	154,514

See Notes to Financial Statements.

	Par	Value
Summit Properties, Ltd.
2.00%, 01/31/25(E)	$ 265,000	$ 245,325
		537,258
Italy — 1.8%
Autostrade per l'Italia SpA
1.88%, 09/26/29(E)	102,000	87,007
2.00%, 01/15/30(E)	100,000	85,154
doValue SpA
5.00%, 08/04/25(E)	100,000	103,427
Guala Closures SpA
3.25%, 06/15/28(E)	100,000	91,858
International Design Group SpA
(Floating, Euribor 3M + 4.25%), 6.01%, 05/15/26(E) 144A †	250,000	254,299
Intesa Sanpaolo SpA
(Variable, 6.09% - EUR Swap Rate 5Y), 5.87%, 09/01/31(E) ρ ^	970,000	838,706
Italy Buoni Poliennali Del Tesoro
1.75%, 05/30/24(E)	80,000	83,873
1.40%, 05/26/25(E) 144A	178,233	170,667
1.20%, 08/15/25(E)	142,000	143,305
0.00%, 04/01/26(E)	163,000	155,129
1.60%, 06/01/26(E)	86,000	86,119
0.00%, 08/01/26(E)	26,000	24,446
2.05%, 08/01/27(E)	4,240,000	4,213,483
1.35%, 04/01/30(E)	290,000	255,122
0.90%, 04/01/31(E)	14,000	11,447
0.60%, 08/01/31(E) 144A	1,301,000	1,020,793
2.50%, 12/01/32(E)	18,000	16,133
Mooney Group SpA
(Floating, Euribor 3M + 3.88%), 5.94%, 12/17/26(E) †	300,000	305,279
Telecom Italia Capital SA
6.38%, 11/15/33	125,000	102,454
Telecom Italia SpA
3.63%, 05/25/26(E)	155,000	155,839
2.38%, 10/12/27(E)	1,400,000	1,264,914
UniCredit SpA
(Variable, 2.55% - Euribor 3M), 2.20%, 07/22/27(E) ^	300,000	291,415
		9,760,869
Ivory Coast — 0.3%
Ivory Coast Government International Bond
5.25%, 03/22/30(E)	670,000	608,481
5.88%, 10/17/31(E)	200,000	180,165
4.88%, 01/30/32(E) 144A	340,000	288,648
4.88%, 01/30/32(E)	110,000	93,386
5.75%, 12/31/32 144A STEP	307,203	291,322
		1,462,002
Japan — 0.3%
Japan Government Ten Year Bond
0.10%, 12/20/28(J)	140,000,000	1,051,485
Japan Government Thirty Year Bond
0.70%, 12/20/48(J)	30,000,000	189,305
	Par	Value
Mitsubishi UFJ Financial Group, Inc.
3.85%, 03/01/26	$ 280,000	$ 268,493
SoftBank Group Corporation
5.00%, 04/15/28(E)	100,000	91,308
4.63%, 07/06/28	200,000	166,209
		1,766,800
Jersey — 0.1%
AA Bond Co., Ltd.
6.50%, 01/31/26(U)	200,000	194,089
Adient Global Holdings, Ltd.
3.50%, 08/15/24(E)	200,000	206,005
CPUK Finance, Ltd.
6.50%, 08/28/26(U)	100,000	111,429
		511,523
Kazakhstan — 0.3%
Kazakhstan Government International Bond
2.38%, 11/09/28(E)	300,000	290,627
KazMunayGas National Co. JSC
5.38%, 04/24/30 144A	500,000	449,411
5.38%, 04/24/30	300,000	269,646
KazTransGas JSC
4.38%, 09/26/27 144A Δ	630,000	570,912
		1,580,596
Lithuania — 0.0%
Lithuania Government International Bond
2.13%, 06/01/32(E)	30,000	28,100
Luxembourg — 0.1%
Altice Finco SA
4.75%, 01/15/28(E)	299,000	239,484
Altice France Holding SA
8.00%, 05/15/27(E)	100,000	79,363
Vivion Investments S.a.r.l.
3.00%, 08/08/24(E)	100,000	83,715
		402,562
Mexico — 3.4%
Banco Mercantil del Norte SA
(Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 5.47%), 7.50%, 06/27/29 144A ρ ^	1,125,000	1,032,486
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
5.38%, 04/17/25 144A	580,000	575,186
BBVA Bancomer SA
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.65%), 5.13%, 01/18/33 144A ^	630,000	566,575
Cemex SAB de CV
3.88%, 07/11/31 144A Δ	400,000	339,806
Mexican Bonos
7.50%, 06/03/27(M)	151,900,000	7,355,027
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
7.75%, 05/29/31(M)	$46,100,000	$ 2,191,007
7.75%, 11/13/42(M)	76,750,000	3,440,585
Mexico Government International Bond
3.63%, 04/09/29(E)	100,000	103,928
2.88%, 04/08/39(E)	700,000	545,651
5.75%, 10/12/10λ Δ	320,000	270,125
Orbia Advance Corporation SAB de CV
2.88%, 05/11/31 144A	200,000	156,539
5.88%, 09/17/44 144A	1,100,000	955,602
Petroleos Mexicanos
4.75%, 02/26/29(E)	300,000	251,416
5.95%, 01/28/31	140,000	106,267
7.69%, 01/23/50	490,000	340,207
		18,230,407
Mongolia — 0.0%
Mongolia Government International Bond
8.75%, 03/09/24	200,000	194,001
Morocco & Antilles — 0.1%
OCP SA
5.63%, 04/25/24 144A	350,000	350,896
4.50%, 10/22/25 144A	320,000	313,261
		664,157
Netherlands — 2.7%
Abertis Infraestructuras Finance BV
(Variable, 3.69% - EUR Swap Rate 5Y), 3.25%, 11/24/25(E) ρ ^	100,000	90,885
Ashland Services BV
2.00%, 01/30/28(E)	100,000	91,701
Cooperatieve Rabobank UA
(Variable, 3.70% - EUR Swap Rate 5Y), 3.25%, 12/29/26(E) ρ ^	1,000,000	915,245
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.22%), 3.65%, 04/06/28 144A ^	250,000	231,034
5.75%, 12/01/43	630,000	608,476
Dufry One BV
2.00%, 02/15/27(E)	345,000	303,297
E.ON International Finance BV
6.38%, 06/07/32(U)	155,000	198,723
Embraer Netherlands Finance BV
5.40%, 02/01/27	130,000	124,699
EnBW International Finance BV
0.13%, 03/01/28(E)	410,000	369,413
Enel Finance International NV
6.80%, 10/14/25 144A	1,630,000	1,677,113
Equate Petrochemical BV
4.25%, 11/03/26 144A	380,000	364,263
Heimstaden Bostad Treasury BV
1.38%, 07/24/28(E)	250,000	201,118
	Par	Value
ING Groep NV
(Variable, Euribor 3M + 1.15%), 1.75%, 02/16/31(E) ^	$ 300,000	$ 268,090
IPD 3 BV
5.50%, 12/01/25(E) 144A	560,000	570,498
5.50%, 12/01/25(E)	282,000	287,287
Lincoln Financing S.a.r.l.
3.63%, 04/01/24(E)	215,000	227,900
(Floating, Euribor 3M + 3.88%), 6.01%, 04/01/24(E) †	118,000	125,839
Maxeda DIY Holding BV
5.88%, 10/01/26(E) Δ	100,000	75,105
Petrobras Global Finance BV
6.25%, 03/17/24	780,000	784,060
6.88%, 01/20/40	80,000	76,078
6.90%, 03/19/49	880,000	790,453
Prosus NV
3.83%, 02/08/51	1,020,000	624,125
Repsol International Finance BV
(Variable, EUR Swap Rate 10Y + 4.20%), 4.50%, 03/25/75(E) ^	430,000	446,487
Syngenta Finance NV
4.44%, 04/24/23 144A	460,000	457,993
Telefonica Europe BV
(Variable, EUR Swap Rate 8Y + 2.97%), 3.88%, 06/22/26(E) ρ ^	300,000	291,920
Teva Pharmaceutical Finance Netherlands II BV
4.50%, 03/01/25(E)	150,000	154,427
1.88%, 03/31/27(E)	200,000	172,887
4.38%, 05/09/30(E)	100,000	88,806
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/01/26	45,000	39,444
4.75%, 05/09/27	200,000	181,030
4.10%, 10/01/46	200,000	122,720
TMNL Holding BV
3.75%, 01/15/29(E) 144A	480,000	451,493
Trivium Packaging Finance BV
3.75%, 08/15/26(E)	250,000	245,519
United Group BV
3.13%, 02/15/26(E)	100,000	86,359
5.25%, 02/01/30(E) 144A	500,000	387,634
UPC Holding BV
5.50%, 01/15/28 144A	310,000	275,615
UPCB Finance VII, Ltd.
3.63%, 06/15/29(E)	100,000	95,442
Volkswagen International Finance NV
(Variable, 3.96% - EUR Swap Rate 9Y), 3.88%, 06/17/29(E) ρ ^	200,000	178,231
VZ Secured Financing BV
5.00%, 01/15/32 144A	1,370,000	1,115,771
ZF Europe Finance BV
3.00%, 10/23/29(E)	400,000	328,596

See Notes to Financial Statements.

	Par	Value
Ziggo Bond Co. BV
3.38%, 02/28/30(E)	$ 150,000	$ 116,628
		14,242,404
New Zealand — 1.2%
New Zealand Government Bond
3.50%, 04/14/33(Z)	9,442,000	5,517,883
4.25%, 05/15/34(Z)	1,450,000	900,048
		6,417,931
Nigeria — 0.2%
Nigeria Government International Bond
7.14%, 02/23/30 144A	440,000	338,516
7.63%, 11/28/47 144A	940,000	608,777
		947,293
Norway — 0.2%
Adevinta ASA
3.00%, 11/15/27(E) 144A	540,000	513,374
3.00%, 11/15/27(E)	150,000	142,604
Aker BP ASA
3.75%, 01/15/30 144A	150,000	132,641
4.00%, 01/15/31 144A	150,000	132,417
		921,036
Oman — 0.0%
Oman Government International Bond
6.75%, 01/17/48Δ	200,000	188,004
Panama — 0.4%
Panama Government International Bond
3.75%, 03/16/25	860,000	833,024
6.40%, 02/14/35	200,000	203,452
6.70%, 01/26/36	202,000	211,145
4.50%, 04/01/56	1,140,000	834,709
		2,082,330
Paraguay — 0.0%
Paraguay Government International Bond
6.10%, 08/11/44	200,000	193,158
Peru — 0.8%
Peruvian Government International Bond
2.39%, 01/23/26	1,370,000	1,263,317
1.25%, 03/11/33(E)	340,000	254,006
1.95%, 11/17/36(E)	100,000	73,874
6.55%, 03/14/37	640,000	675,105
Petroleos del Peru SA
5.63%, 06/19/47 144A	750,000	491,869
Transportadora de Gas del Peru SA
4.25%, 04/30/28 144A	1,670,000	1,570,433
Volcan Cia Minera SAA, Class B
4.38%, 02/11/26 144A	20,000	17,274
		4,345,878
	Par	Value
Philippines — 0.0%
Philippine Government International Bond
1.75%, 04/28/41(E)	$ 200,000	$ 147,037
Poland — 1.1%
Canpack SA
2.38%, 11/01/27(E)	100,000	84,735
Republic of Poland Government Bond
2.75%, 04/25/28(P)	5,370,000	1,006,731
1.25%, 10/25/30(P)	3,060,000	470,110
1.75%, 04/25/32(P)	27,420,000	4,114,236
		5,675,812
Portugal — 0.3%
Portugal Obrigacoes do Tesouro OT
1.95%, 06/15/29(E) 144A	38,000	38,004
1.65%, 07/16/32(E) 144A	1,432,500	1,306,736
		1,344,740
Qatar — 0.0%
Qatar Government International Bond
4.82%, 03/14/49	200,000	195,079
Romania — 0.3%
RCS & RDS SA
3.25%, 02/05/28(E)	100,000	85,538
Romanian Government International Bond
2.88%, 05/26/28(E)	150,000	139,452
3.62%, 05/26/30(E)	42,000	36,908
1.75%, 07/13/30(E)	41,000	30,636
2.00%, 04/14/33(E) 144A	560,000	385,716
2.00%, 04/14/33(E)	922,000	635,053
3.75%, 02/07/34(E)	258,000	207,075
3.88%, 10/29/35(E)	248,000	196,608
3.38%, 01/28/50(E)	84,000	52,076
		1,769,062
Russia — 0.5%
Russian Federal Bond - OFZ
7.05%, 01/19/28(Q)	423,153,000	1,778,677
7.25%, 05/10/34(Q)	262,547,000	1,103,587
		2,882,264
Senegal — 0.0%
Senegal Government International Bond
4.75%, 03/13/28(E)	100,000	92,674
Serbia — 0.1%
Serbia International Bond
1.50%, 06/26/29(E)	390,000	300,520
Slovakia — 0.0%
Slovakia Government Bond
4.00%, 10/19/32(E)	21,000	23,176
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
0.38%, 04/21/36(E)	$ 18,400	$ 12,560
		35,736
South Africa — 1.2%
Republic of South Africa Government Bond
6.25%, 03/31/36(S)	2,140,000	82,930
6.50%, 02/28/41(S)	56,596,000	2,084,971
Republic of South Africa Government International Bond
4.85%, 09/30/29	2,190,000	1,960,212
5.75%, 09/30/49	2,420,000	1,787,973
7.30%, 04/20/52	330,000	285,797
		6,201,883
Spain — 0.3%
Cellnex Finance Co. SA
1.50%, 06/08/28(E) Δ	100,000	89,330
Cellnex Telecom SA
1.75%, 10/23/30(E)	100,000	83,301
Iberdrola Finanzas SA
7.38%, 01/29/24(U)	100,000	123,695
Lorca Telecom Bondco SA
4.00%, 09/18/27(E) Δ	680,000	654,206
4.00%, 09/18/27(E) 144A	300,000	288,620
Spain Government Bond
0.80%, 07/30/27(E) 144A	26,000	25,141
1.40%, 07/30/28(E) 144A	73,000	71,244
		1,335,537
Sri Lanka — 0.0%
Sri Lanka Government International Bond
6.85%, 11/03/25	200,000	64,519
6.75%, 04/18/28	500,000	160,126
		224,645
Supranational — 0.1%
Banque Ouest Africaine de Developpement
5.00%, 07/27/27	200,000	188,854
European Union
0.00%, 07/06/26(E)	118,000	113,965
2.00%, 10/04/27(E)	91,000	93,038
1.63%, 12/04/29(E)	80,000	78,094
2.75%, 12/04/37(E)	41,000	40,858
1.25%, 02/04/43(E)	47,000	35,451
0.70%, 07/06/51(E)	12,000	7,009
3.00%, 03/04/53(E)	23,000	23,652
		580,921
Sweden — 0.3%
Assemblin Financing AB
(Floating, Euribor 3M + 5.00%), 7.05%, 05/15/25(E) †	100,000	104,980
Intrum AB
3.50%, 07/15/26(E)	395,000	357,038
	Par	Value
Samhallsbyggnadsbolaget i Norden AB
(Variable, 2.81% - EUR Swap Rate 5Y), 2.62%, 01/30/25(E) ρ Δ ^	$ 1,541,000	$ 652,172
1.00%, 08/12/27(E)	150,000	112,287
Verisure Holding AB
3.25%, 02/15/27(E) Δ	200,000	186,338
Verisure Midholding AB
5.25%, 02/15/29(E) 144A	240,000	206,169
5.25%, 02/15/29(E)	150,000	128,855
		1,747,839
Switzerland — 1.1%
Cidron Aida Finco S.a.r.l.
6.25%, 04/01/28(U) 144A	580,000	573,241
Credit Suisse Group AG
(Variable, USD Swap 5Y + 4.60%), 7.50%, 07/17/23 144A ρ ^	330,000	264,535
(Variable, EUR Swap Rate 1Y + 0.75%), 1.25%, 07/17/25(E) ^	500,000	481,153
(Variable, U.S. SOFR + 2.04%), 2.19%, 06/05/26 144A ^	250,000	213,891
(Variable, U.S. SOFR + 3.34%), 6.37%, 07/15/26 144A ^	1,730,000	1,627,013
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 6.38%), 9.75%, 06/23/27 144A ρ Δ ^	1,000,000	873,567
(Variable, U.S. SOFR + 1.73%), 3.09%, 05/14/32 144A ^	335,000	233,160
UBS Group AG
(Variable, USD Swap 5Y + 4.34%), 7.00%, 01/31/24 144A ρ ^	1,420,000	1,400,579
(Variable, EUR Swap Rate 1Y + 0.75%), 1.25%, 04/17/25(E) ^	400,000	411,845
		6,078,984
Thailand — 0.1%
Thailand Government Bond
2.00%, 12/17/31(ZF)	14,795,000	411,815
Turkey — 0.3%
Turkey Government International Bond
6.00%, 03/25/27	1,570,000	1,438,511
4.88%, 04/16/43	500,000	326,796
		1,765,307
Ukraine — 0.0%
Ukraine Government International Bond
7.75%, 09/01/25	100,000	21,562
6.75%, 06/20/26(E)	200,000	39,698
9.75%, 11/01/30	250,000	51,805

See Notes to Financial Statements.

	Par	Value
0.00%, 05/31/40Ξ	$100,000	$ 29,035
		142,100
United Arab Emirates — 0.4%
Abu Dhabi Crude Oil Pipeline LLC
4.60%, 11/02/47	200,000	184,540
DP World Crescent, Ltd.
3.88%, 07/18/29	200,000	187,515
DP World, Ltd.
5.63%, 09/25/48 144A	970,000	913,278
5.63%, 09/25/48	600,000	564,915
		1,850,248
United Kingdom — 2.7%
Anglo American Capital PLC
4.75%, 04/10/27 144A	200,000	193,765
3.38%, 03/11/29(U)	250,000	262,439
2.88%, 03/17/31 144A	200,000	164,311
Antofagasta PLC
2.38%, 10/14/30 144A	300,000	241,252
Barclays PLC
(Variable, EUR Swap Rate 1Y + 0.78%), 1.38%, 01/24/26(E) ^	300,000	300,923
(Variable, U.S. SOFR + 2.71%), 2.85%, 05/07/26^	380,000	353,700
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.05%), 2.28%, 11/24/27^	235,000	203,920
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.41%), 4.38%, 03/15/28ρ ^	200,000	153,000
(Variable, 1.26% - EUR Swap Rate 1Y), 0.58%, 08/09/29(E) ^	410,000	347,426
BCP V Modular Services Finance II PLC
4.75%, 11/30/28(E)	100,000	90,105
Bellis Acquisition Co. PLC
4.50%, 02/16/26(U) 144A	840,000	854,069
Bellis Finco PLC
4.00%, 02/16/27(U)	213,000	190,492
Centrica PLC
(Variable, GBP Swap Rate 5Y + 3.61%), 5.25%, 04/10/75(U) ^	100,000	111,384
Constellation Automotive Financing PLC
4.88%, 07/15/27(U)	100,000	79,803
eG Global Finance PLC
3.63%, 02/07/24(E)	200,000	203,668
Energia Group NI FinanceCo PLC
4.00%, 09/15/25(E)	100,000	105,206
HSBC Holdings PLC
(Variable, USD ICE Swap Rate 5Y + 4.37%), 6.38%, 03/30/25ρ Δ ^	400,000	388,181
(Variable, USD ICE Swap Rate 5Y + 3.75%), 6.00%, 05/22/27ρ ^	400,000	368,124
(Variable, U.S. SOFR + 2.61%), 5.21%, 08/11/28^	680,000	658,120
	Par	Value
(Variable, U.S. SOFR + 2.53%), 4.76%, 03/29/33^	$ 200,000	$ 174,424
INEOS Finance PLC
2.88%, 05/01/26(E) Δ	250,000	231,482
INEOS Quattro Finance 1 PLC
3.75%, 07/15/26(E) 144A	110,000	97,364
3.75%, 07/15/26(E)	100,000	88,512
Jaguar Land Rover Automotive PLC
4.50%, 01/15/26(E)	145,000	134,094
Lloyds Banking Group PLC
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.60%), 3.51%, 03/18/26^	390,000	371,099
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.75%), 4.72%, 08/11/26^	2,070,000	2,028,946
(Variable, EUR Swap Rate 1Y + 1.50%), 3.13%, 08/24/30(E) ^	425,000	417,658
National Express Group PLC
(Variable, UK Gilts 5Y + 4.14%), 4.25%, 11/26/25(U) ρ ^	200,000	200,625
National Grid Electricity Transmission PLC
0.19%, 01/20/25(E)	154,000	154,088
NatWest Group PLC
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.90%), 1.64%, 06/14/27^	200,000	173,621
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.55%), 3.07%, 05/22/28^	545,000	488,864
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.35%), 3.03%, 11/28/35^	200,000	148,033
NGG Finance PLC
(Variable, GBP Swap Rate 12Y + 3.48%), 5.63%, 06/18/73(U) Δ ^	296,000	339,241
Pinewood Finance Co., Ltd.
3.25%, 09/30/25(U)	840,000	939,608
Pinnacle Bidco PLC
6.38%, 02/15/25(U)	110,000	115,905
Premier Foods Finance PLC
3.50%, 10/15/26(U)	100,000	106,572
SSE PLC
1.75%, 04/16/30(E)	350,000	320,002
Tesco Property Finance 6 PLC
5.41%, 07/13/44(U)	374,867	408,925
Travis Perkins PLC
4.50%, 09/07/23(U)	100,000	119,417
United Kingdom Gilt
4.50%, 09/07/34(U)	220,000	282,113
1.25%, 07/31/51(U)	1,226,000	802,300
Vedanta Resources Finance II PLC
8.95%, 03/11/25	200,000	136,114
Victoria PLC
3.63%, 08/24/26(E) Δ	410,000	361,625
Virgin Media Secured Finance PLC
4.25%, 01/15/30(U)	450,000	424,465
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Vodafone Group PLC
5.25%, 05/30/48	$210,000	$ 187,111
		14,522,096
Total Foreign Bonds (Cost $270,118,980)		222,597,535
LOAN AGREEMENTS — 1.8%
Allied Universal Holdco LLC Initial U.S. Dollar Term Loan
(Floating, ICE CME Term SOFR USD 1M + 3.75%, 0.50% Floor), 8.17%, 05/12/28†	487,578	464,177
Apollo Commercial Real Estate Finance, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 2.75%), 7.13%, 05/15/26†	489,847	471,477
Asurion LLC New B-7 Term Loan
(Floating, ICE LIBOR USD 1M + 3.00%), 7.38%, 11/03/24†	512,557	499,102
Asurion LLC New B-9 Term Loan
(Floating, ICE LIBOR USD 1M + 3.25%), 7.63%, 07/31/27†	789,950	693,679
Charter Communications Operating LLC Term B-2 Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 6.14%, 02/01/27†	489,873	479,096
Energizer Holdings, Inc. 2020 Term Loan
(Floating, ICE LIBOR USD 1M + 2.25%, 0.50% Floor), 6.63%, 12/22/27†	865,500	851,436
Focus Financial Partners LLC Tranche B-5 Term Loan
(Floating, ICE CME Term SOFR USD 1M + 3.25%, 0.50% Floor), 7.57%, 06/30/28†	270,815	268,164
Froneri International Limited Facility B1
(Floating, ICE EURIBOR USD 6M + 2.13%), 2.76%, 01/29/27†	380,000	380,941
Garda World Security Corporation Term B-2 Loan
(Floating, ICE LIBOR USD 3M + 4.25%), 8.93%, 10/30/26†	405,368	395,437
Genesee & Wyoming, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 3M + 2.00%), 6.73%, 12/30/26†	175,050	174,361
Global Medical Response, Inc. 2021 Refinancing Term Loan
(Floating, ICE LIBOR USD 1M + 4.25%, 1.00% Floor), 8.42%, 10/02/25†	350,907	248,049
INEOS Styrolution Group GmbH 2026 Tranche B Euro Term Loan
(Floating, ICE EURIBOR USD 1M + 2.75%), 4.65%, 01/29/26†	450,000	453,203
IU Finance Management GmbH Facility B
(Floating, ICE EURIBOR USD 3M + 5.00%), 6.99%, 12/08/28†	690,000	714,606
	Par	Value
Lakeshore Learning Materials LLC Initial Term Loan
(Floating, ICE LIBOR USD 3M + 3.50%, 0.50% Floor), 8.23%, 09/29/28†	$792,000	$ 775,665
Level 3 Financing, Inc. Tranche B 2027 Term Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 6.13%, 03/01/27†	364,989	350,683
Mister Car Wash Holdings, Inc. Initial Term Loan
(Floating, ICE CME Term SOFR USD 1M + 3.00%), 7.42%, 05/14/26†	119,989	118,532
Nexstar Media, Inc. Term B-4 Loan
(Floating, ICE LIBOR USD 1M + 2.50%), 6.88%, 09/18/26†	61,128	60,738
Prime Security Services Borrower LLC 2021 Refinancing Term B-1 Loan
(Floating, ICE LIBOR USD 3M + 2.75%, 0.75% Floor), 6.50%, 09/23/26†	399,773	396,774
Sedgwick Claims Management Services, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 3.25%), 7.63%, 12/31/25†	251,486	245,042
TransDigm, Inc. Tranche F Refinancing Term Loan
(Floating, ICE LIBOR USD 3M + 2.25%), 6.98%, 12/09/25†	781,883	773,869
U.S. Renal Care, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 5.00%), 9.44%, 06/26/26†	293,924	165,883
UFC Holdings LLC Term B-3 Loan
(Floating, ICE LIBOR USD 3M + 2.75%, 0.75% Floor), 7.11%, 04/29/26†	105,748	104,558
Univision Communications, Inc. 2021 Replacement Converted First-Lien Term Loan
(Floating, ICE LIBOR USD 1M + 3.25%, 0.75% Floor), 7.63%, 03/15/26†	524,553	517,340
Total Loan Agreements (Cost $10,252,650)		9,602,812
MORTGAGE-BACKED SECURITIES — 7.2%
BANK, Series 2018-BNK15, Class B
4.66%, 11/15/61† γ	260,000	231,590
BANK, Series 2021-BN35, Class AS
2.46%, 06/15/64	85,000	66,051
BINOM Securitization Trust, Series 2022-RPL1, Class M1
3.00%, 02/25/61 144A † γ	100,000	72,613
BPR Trust, Series 2021-NRD, Class B
(Floating, CME Term SOFR 1M + 2.12%, 2.12% Floor), 6.45%, 12/15/23 144A †	25,000	23,122
BPR Trust, Series 2021-NRD, Class C
(Floating, CME Term SOFR 1M + 2.42%, 2.42% Floor), 6.75%, 12/15/23 144A †	25,000	22,943

See Notes to Financial Statements.

	Par	Value
BPR Trust, Series 2021-NRD, Class D
(Floating, CME Term SOFR 1M + 3.72%, 3.72% Floor), 8.05%, 12/15/23 144A †	$ 20,000	$ 18,292
BPR Trust, Series 2022-STAR, Class A
(Floating, CME Term SOFR 1M + 3.23%, 3.23% Floor), 7.57%, 08/15/24 144A †	65,000	64,063
CAFL Issuer LLC, Series 2021-RTL1, Class A1
(Step to 4.24% on 04/30/25), 2.24%, 03/28/29 144A STEP	105,000	95,978
COMM Mortgage Trust, Series 2012-CR3, Class AM
3.42%, 10/15/45 144A	10,472	9,467
COMM Mortgage Trust, Series 2012-LC4, Class B
4.93%, 12/10/44	16,510	16,479
Connecticut Avenue Securities Trust, Series 2019-R07, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.10%), 6.49%, 10/25/39 144A †	43,216	43,116
Connecticut Avenue Securities Trust, Series 2020-R01, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.05%, 2.05% Floor), 6.44%, 01/25/40 144A †	165,476	164,438
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1B1
(Floating, U.S. 30-Day Average SOFR + 3.10%), 7.03%, 10/25/41 144A †	790,000	744,620
Connecticut Avenue Securities Trust, Series 2021-R03, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 1.65%, 1.65% Floor), 5.58%, 12/25/41 144A †	1,062,000	1,003,205
Connecticut Avenue Securities Trust, Series 2022-R01, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 1.90%), 5.83%, 12/25/41 144A †	706,000	671,478
Connecticut Avenue Securities Trust, Series 2022-R03, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 3.50%), 7.43%, 03/25/42 144A †	365,000	370,071
Connecticut Avenue Securities Trust, Series 2022-R04, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 3.10%), 7.03%, 03/25/42 144A †	406,000	405,052
Connecticut Avenue Securities Trust, Series 2022-R07, Class 1M1
(Floating, U.S. 30-Day Average SOFR + 2.95%), 6.89%, 06/25/42 144A †	200,647	202,527
	Par	Value
Connecticut Avenue Securities Trust, Series 2022-R08, Class 1M1
(Floating, U.S. 30-Day Average SOFR + 2.55%, 2.55% Floor), 6.48%, 07/25/42 144A †	$ 487,349	$ 489,224
CSMC OA LLC, Series 2014-USA, Class F
4.37%, 09/15/37 144A	1,610,000	818,338
CSMC Trust, Series 2021-RPL1, Class A1
1.67%, 09/27/60 144A † γ	68,142	64,597
CSMC Trust, Series 2021-RPL3, Class M2
3.75%, 01/25/60 144A	100,000	71,569
CSMC, Series 2019-RIO, Class B
(Floating, ICE LIBOR USD 1M + 7.00%, 8.00% Floor), 11.32%, 12/15/23 144A †	1,110,681	1,107,946
Fannie Mae Connecticut Avenue Securities, Series 2017-C02, Class 2B1
(Floating, ICE LIBOR USD 1M + 5.50%), 9.89%, 09/25/29†	413,000	446,211
Fannie Mae Connecticut Avenue Securities, Series 2018-C04, Class 2M2
(Floating, ICE LIBOR USD 1M + 2.55%, 2.55% Floor), 6.94%, 12/25/30†	977,241	967,163
Fannie Mae Connecticut Avenue Securities, Series 2018-C05, Class 1B1
(Floating, ICE LIBOR USD 1M + 4.25%, 4.25% Floor), 8.64%, 01/25/31†	770,000	796,555
Federal Home Loan Mortgage Corporation
3.00%, 03/01/50	70,479	63,277
3.50%, 04/01/50	46,818	43,073
3.00%, 07/01/50	76,727	68,090
2.50%, 08/01/51	142,834	121,636
2.50%, 01/01/52	312,202	265,699
2.50%, 04/01/52	446,913	379,736
3.00%, 04/01/52	48,351	42,552
3.50%, 05/01/52	791,452	721,356
2.50%, 06/01/52	282,730	240,149
3.50%, 06/01/52	312,293	284,711
4.00%, 08/01/52	293,678	276,108
4.50%, 08/01/52	476,475	459,564
5.00%, 11/01/52	321,674	317,725
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA1, Class B1
(Floating, ICE LIBOR USD 1M + 2.30%), 6.69%, 01/25/50 144A †	770,000	727,512
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA2, Class M2
(Floating, ICE LIBOR USD 1M + 1.85%), 6.24%, 02/25/50 144A †	$ 313,350	$ 312,843
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA6, Class M2
(Floating, U.S. 30-Day Average SOFR + 2.00%), 5.93%, 12/25/50 144A †	269,993	268,278
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2021-DNA3, Class B1
(Floating, U.S. 30-Day Average SOFR + 3.50%), 7.43%, 10/25/33 144A †	610,000	566,475
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-DNA2, Class M1B
(Floating, U.S. 30-Day Average SOFR + 2.40%), 6.33%, 02/25/42 144A †	1,169,000	1,138,442
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-DNA3, Class M1A
(Floating, U.S. 30-Day Average SOFR + 2.00%), 5.93%, 04/25/42 144A †	37,613	37,442
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-DNA3, Class M1B
(Floating, U.S. 30-Day Average SOFR + 2.90%), 6.83%, 04/25/42 144A †	179,000	177,131
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-HQA1, Class M1B
(Floating, U.S. 30-Day Average SOFR + 3.50%), 7.43%, 03/25/42 144A †	106,000	105,272
Federal National Mortgage Association
3.00%, 08/01/46	80,471	72,224
3.00%, 12/01/47	250,657	224,902
3.50%, 08/01/49	110,989	102,857
4.00%, 08/01/49	98,829	94,022
3.50%, 09/01/49	191,542	176,462
4.00%, 10/01/49	149,369	142,064
3.00%, 03/01/50	120,321	106,700
3.00%, 05/01/50	135,219	119,659
3.50%, 06/01/50	35,931	33,020
3.00%, 07/01/50	36,734	32,495
2.50%, 01/01/52	280,937	239,068
2.50%, 04/01/52	384,699	327,183
	Par	Value
4.00%, 04/01/52	$ 331,948	$312,603
3.00%, 06/01/52	219,101	192,821
4.00%, 06/01/52	272,669	256,355
4.00%, 07/01/52	608,861	573,538
5.00%, 08/01/52	244,490	241,489
FHLMC Structured Agency Credit Risk Debt Notes, Series 2017-DNA1, Class B1
(Floating, ICE LIBOR USD 1M + 4.95%), 9.34%, 07/25/29†	760,000	810,898
GCAT Trust, Series 2019-RPL1, Class A1
2.65%, 10/25/68 144A	41,830	39,442
Government National Mortgage Association
4.50%, 08/20/48	67,125	66,078
2.50%, 05/20/52	410,375	356,568
4.50%, 09/20/52	263,132	255,813
5.00%, 01/01/53 TBA	880,000	872,884
5.50%, 01/01/53 TBA	825,000	830,473
GS Mortgage Securities Corporation II, Series 2018-SRP5, Class C
(Floating, ICE LIBOR USD 1M + 4.25%, 3.75% Floor), 8.57%, 09/15/31 144A †	1,446,974	595,316
GS Mortgage Securities Trust, Series 2014-GC18, Class AS
4.38%, 01/10/47	45,000	43,091
GS Mortgage Securities Trust, Series 2014-GC18, Class B
4.89%, 01/10/47	25,000	22,937
Hawaii Hotel Trust, Series 2019-MAUI, Class F
(Floating, ICE LIBOR USD 1M + 2.75%, 2.75% Floor), 7.07%, 05/15/38 144A †	780,000	743,235
Hilton U.S.A. Trust, Series 2016-HHV, Class D
4.19%, 11/05/38 144A † γ	540,000	478,284
Impac Secured Assets Trust, Series 2006-2, Class 2M3
(Floating, ICE LIBOR USD 1M + 1.65%, 1.65% Floor, 11.50% Cap), 6.04%, 08/25/36†	60,599	60,465
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class AJ
6.51%, 02/15/51† γ	2,351	2,096
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PHMZ, Class M
(Floating, ICE LIBOR USD 1M + 8.51%, 8.21% Floor), 12.83%, 06/15/35 144A †	1,500,000	15
Legacy Mortgage Asset Trust, Series 2020-RPL1, Class A2
3.25%, 09/25/59 144A	120,000	102,707

See Notes to Financial Statements.

	Par	Value
PMT Credit Risk Transfer Trust, Series 2021-1R, Class A
(Floating, ICE LIBOR USD 1M + 2.90%, 2.90% Floor), 7.29%, 02/27/24 144A †	$ 99,679	$ 95,582
PRPM LLC, Series 2021-1, Class A1
2.12%, 01/25/26 144A † γ	80,575	75,788
PRPM LLC, Series 2021-5, Class A1
(Step to 4.79% on 07/25/24), 1.79%, 06/25/26 144A STEP	82,036	74,610
PRPM LLC, Series 2022-5, Class A1
(Step to 0.28% on 01/25/23), 6.90%, 09/27/27 144A STEP	123,583	116,700
Radnor RE, Ltd., Series 2021-1, Class M1C
(Floating, U.S. 30-Day Average SOFR + 2.70%, 2.70% Floor), 6.63%, 12/27/33 144A †	790,000	738,608
RBS Commercial Funding, Inc. Trust, Series 2013-GSP, Class A
3.83%, 01/15/32 144A † γ	100,000	96,316
Seasoned Credit Risk Transfer Trust, Series 2017-2, Class M1
4.00%, 08/25/56 144A	386,143	377,013
Seasoned Credit Risk Transfer Trust, Series 2017-2, Class M2
4.00%, 08/25/56 144A	570,000	505,402
Seasoned Credit Risk Transfer Trust, Series 2020-2, Class M
4.25%, 11/25/59 144A	1,170,000	997,496
SFO Commercial Mortgage Trust, Series 2021-555, Class D
(Floating, ICE LIBOR USD 1M + 2.40%, 2.40% Floor), 6.72%, 05/15/38 144A †	760,000	657,394
Toorak Mortgage Corporation, Ltd., Series 2021-1, Class A1
(Step to 3.24% on 01/25/24), 2.24%, 06/25/24 144A STEP	100,000	94,996
Towd Point Mortgage Trust, Series 2019-4, Class A1
2.90%, 10/25/59 144A	61,688	57,619
UBS Commercial Mortgage Trust, Series 2017-C3, Class C
4.39%, 08/15/50† γ	410,000	326,344
UBS Commercial Mortgage Trust, Series 2018-C13, Class B
4.79%, 10/15/51	270,000	240,568
Uniform Mortgage Backed Securities
4.00%, 01/01/51 TBA	1,860,000	1,746,876
3.50%, 01/01/52 TBA	745,000	677,926
4.50%, 01/01/53 TBA	2,035,000	1,960,913
5.00%, 01/01/53 TBA	1,555,000	1,533,862
5.50%, 01/01/53 TBA	2,085,000	2,092,317
6.00%, 01/01/53 TBA	1,330,000	1,350,781
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B
4.30%, 07/15/46† γ	25,000	23,733
Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class B
3.67%, 11/15/59	25,000	20,896
	Par	Value
WFRBS Commercial Mortgage Trust, Series 2012-C7, Class C
4.65%, 06/15/45† γ	$33,079	$ 23,965
WFRBS Commercial Mortgage Trust, Series 2013-C15, Class B
4.53%, 08/15/46† γ	35,000	29,934
WFRBS Commercial Mortgage Trust, Series 2014-C20, Class B
4.38%, 05/15/47	35,000	30,225
Total Mortgage-Backed Securities (Cost $42,402,741)		38,077,407

	Number of Contracts	Notional Amount
PURCHASED OPTIONS — 0.0%
Call Option — 0.0%
U.S. Dollar vs. Mexican Peso, Strike Price $20.20, Expires 01/17/23 (GSC)	1	$5,030,000	9,629
Put Option — 0.0%
Euro-Bund expiration date 03/2023, Strike Price $135.50, Expires 01/27/23 (BOA)	3	398,790	10,019
Total Purchased Options (Premiums paid $51,973)			19,648

	Par
U.S. TREASURY OBLIGATIONS — 19.6%
U.S. Treasury Bills
3.95%, 01/26/23Ω	$ 505,000	503,750
3.89%, 02/02/23Ω	1,515,000	1,510,200
4.04%, 02/23/23Ω	1,305,000	1,297,155
4.01%, 03/09/23Ω	1,320,000	1,309,899
		4,621,004
U.S. Treasury Bonds
3.50%, 02/15/39	3,654,000	3,456,313
4.25%, 05/15/39	30,000	31,110
3.88%, 08/15/40	20,000	19,650
1.75%, 08/15/41	1,321,000	911,361
2.00%, 11/15/41	40,000	28,790
3.25%, 05/15/42	185,000	163,349
2.75%, 08/15/42	90,000	72,956
3.38%, 08/15/42	1,335,000	1,201,709
2.88%, 05/15/43	2,045,000	1,682,971
3.00%, 05/15/45	30,000	24,932
3.00%, 11/15/45	660,000	547,723
2.50%, 05/15/46	590,000	444,298
2.25%, 08/15/46	690,000	493,054
2.88%, 11/15/46	1,520,000	1,229,359
3.00%, 05/15/47	60,000	49,545
2.75%, 08/15/47	90,000	70,889
3.13%, 05/15/48	40,000	33,922
3.38%, 11/15/48	770,000	685,360
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
1.25%, 05/15/50‡‡	$ 50,000	$ 27,217
1.38%, 08/15/50	3,730,000	2,095,575
2.38%, 05/15/51‡‡	870,000	630,393
2.00%, 08/15/51	4,056,600	2,683,853
2.25%, 02/15/52	745,000	523,362
2.88%, 05/15/52	360,000	291,262
		17,398,953
U.S. Treasury Notes
0.13%, 02/28/23‡‡	1,795,000	1,783,040
0.13%, 06/30/23	615,000	601,369
2.88%, 10/31/23	2,975,000	2,930,609
0.50%, 11/30/23	610,000	586,913
2.75%, 02/15/24	5,257,000	5,145,699
1.50%, 02/29/24	555,000	535,261
2.38%, 02/29/24	10,000	9,745
3.00%, 06/30/24	360,000	351,555
1.50%, 10/31/24	570,000	540,442
2.25%, 11/15/24	20,520,000	19,723,247
1.50%, 02/15/25	2,556,000	2,407,732
2.00%, 02/15/25	70,000	66,661
2.88%, 05/31/25	315,000	304,824
0.38%, 11/30/25	26,242,000	23,498,891
1.63%, 02/15/26	6,460,000	5,982,061
1.63%, 05/15/26	340,000	313,398
2.00%, 11/15/26	870,000	805,668
1.25%, 11/30/26	200,000	179,742
1.88%, 02/28/27	1,583,000	1,452,155
3.25%, 06/30/27	894,000	865,923
2.75%, 07/31/27	576,000	545,917
2.38%, 05/15/29	217,000	197,775
2.63%, 07/31/29	425,000	392,361
0.88%, 11/15/30	8,550,000	6,857,367
1.25%, 08/15/31	730,000	594,123
1.38%, 11/15/31	550,000	449,324
1.88%, 02/15/32	1,845,000	1,570,989
2.88%, 05/15/32	4,100,000	3,792,500
		82,485,291
Total U.S. Treasury Obligations (Cost $116,930,096)		104,505,248

Shares
COMMON STOCKS — 0.1%
Communication Services — 0.1%
Altice U.S.A., Inc. Class A*	16,976	78,090
	Shares	Value
T-Mobile US, Inc.*	1,790	$ 250,600
		328,690
Energy — 0.0%
Berry Corporation	2,492	19,936
Total Common Stocks (Cost $500,522)		348,626
FOREIGN COMMON STOCK — 0.0%
Jersey — 0.0%
Clarivate PLC* (Cost $1,512)	59	492
PREFERRED STOCKS — 0.1%
Bank of America Corporation
7.25% CONV	387	448,920
El Paso Energy Capital Trust I
4.75% CONV Δ	2,799	126,064
Wells Fargo & Co.
7.50% CONV Δ	69	81,765
Total Preferred Stocks (Cost $592,008)		656,749
FOREIGN PREFERRED STOCK — 0.0%
Jersey — 0.0%
Clarivate PLC
5.25%, CONV (Cost $128,000)	1,280	48,486
MONEY MARKET FUNDS — 9.0%
GuideStone Money Market Fund, 3.97% (Institutional Class)Ø ∞	33,997,618	33,997,618
Northern Institutional Liquid Assets Portfolio (Shares), 4.31%Ø §	13,815,575	13,815,575
Total Money Market Funds (Cost $47,813,193)		47,813,193
TOTAL INVESTMENTS —101.8% (Cost $625,087,714)		541,710,784
Liabilities in Excess of Other Assets — (1.8)%		(9,683,420)
NET ASSETS — 100.0%		$532,027,364

Futures Contracts outstanding at December 31, 2022:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
30-Year Euro Buxl	03/2023	17	$ 2,461,051	$(498,017)
Euro-Bobl	03/2023	(29)	(3,593,233)	104,473
Euro-BTP Italian Government Bond	03/2023	(3)	(349,780)	19,704
Euro-Bund	03/2023	(34)	(4,838,028)	305,631
Euro-OAT	03/2023	1	136,269	(9,668)
Euro-Schatz	03/2023	57	6,432,270	(69,629)

See Notes to Financial Statements.

Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
10-Year Japanese E-Mini	03/2023	134	$ 14,852,926	$ (278,965)
10-Year Commonwealth Treasury Bond	03/2023	18	1,417,711	(78,033)
10-Year Bond	03/2023	26	2,353,250	(44,762)
10-Year U.S. Treasury Note	03/2023	(36)	(4,042,687)	21,405
U.S. Treasury Long Bond	03/2023	16	2,005,500	(8,632)
Ultra 10-Year U.S. Treasury Note	03/2023	(82)	(9,699,063)	139,505
Ultra Long U.S. Treasury Bond	03/2023	71	9,536,187	(40,690)
Long GILT	03/2023	11	1,328,515	(66,892)
2-Year U.S. Treasury Note	03/2023	110	22,558,594	(73,403)
5-Year U.S. Treasury Note	03/2023	(399)	(43,063,946)	105,736
3-Month Euribor	12/2023	2	515,930	(9,564)
90-Day Eurodollar	12/2023	73	17,375,825	(756,462)
Total Futures Contracts outstanding at December 31, 2022			$ 15,387,291	$(1,238,263)
Forward Foreign Currency Contracts outstanding at December 31, 2022:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/18/23	Euro	143,000,286	U.S. Dollars	140,081,989	SC	$13,193,106
01/18/23	Euro	53,008,140	U.S. Dollars	52,001,775	UBS	4,815,088
01/18/23	Japanese Yen	4,764,273,558	U.S. Dollars	33,273,103	CITI	3,120,088
01/18/23	Euro	28,030,236	U.S. Dollars	27,493,944	SS	2,550,311
01/18/23	British Pounds	13,767,519	U.S. Dollars	15,331,463	SC	1,321,413
01/18/23	New Zealand Dollars	9,119,902	U.S. Dollars	5,118,129	SS	673,738
01/18/23	Australian Dollars	12,986,408	U.S. Dollars	8,225,711	SS	623,091
01/18/23	Japanese Yen	868,909,436	U.S. Dollars	6,120,953	SC	516,447
01/18/23	Japanese Yen	674,589,885	U.S. Dollars	4,683,645	RBC	469,392
01/18/23	Swiss Francs	6,358,029	U.S. Dollars	6,432,387	BNP	458,330
01/18/23	Euro	7,045,972	U.S. Dollars	7,098,237	BNP	454,001
01/18/23	New Zealand Dollars	5,059,825	U.S. Dollars	2,863,244	UBS	350,151
01/18/23	South Korean Won	3,781,102,576	U.S. Dollars	2,648,819	GSC	349,720
01/18/23	New Zealand Dollars	4,806,896	U.S. Dollars	2,712,613	BNP	340,150
01/18/23	Norwegian Kroner	37,522,693	U.S. Dollars	3,500,899	RBC	332,174
01/18/23	Australian Dollars	5,455,192	U.S. Dollars	3,467,415	BNP	249,696
01/18/23	Swedish Kronor	36,836,454	U.S. Dollars	3,286,680	CITI	247,370
01/18/23	Japanese Yen	334,304,868	U.S. Dollars	2,316,515	UBS	237,162
01/18/23	Mexican Pesos	127,327,532	U.S. Dollars	6,278,488	GSC	231,895
01/18/23	Australian Dollars	4,662,865	U.S. Dollars	2,955,767	CITI	221,460
01/18/23	Norwegian Kroner	25,111,117	U.S. Dollars	2,344,925	SC	220,263
01/18/23	Polish Zloty	6,076,046	U.S. Dollars	1,193,183	BNP	191,407
01/18/23	Canadian Dollars	12,985,161	U.S. Dollars	9,409,259	SC	181,818
01/18/23	Hungarian Forint	373,386,382	U.S. Dollars	823,453	SS	171,927
01/18/23	British Pounds	2,890,727	U.S. Dollars	3,326,721	GSC	169,836
01/18/23	Swiss Francs	2,940,354	U.S. Dollars	3,025,588	UBS	161,114
01/18/23	Swiss Francs	2,188,247	U.S. Dollars	2,220,385	SS	151,198
01/18/23	Hungarian Forint	629,506,000	Euro	1,437,491	CITI	137,371
01/18/23	Swiss Francs	3,134,725	U.S. Dollars	3,271,399	GSC	125,960
01/18/23	Norwegian Kroner	14,916,230	U.S. Dollars	1,399,770	CITI	123,974
01/18/23	Japanese Yen	229,262,722	U.S. Dollars	1,633,842	BNP	117,444
01/18/23	Euro	2,010,104	U.S. Dollars	2,037,637	GSC	116,896
01/18/23	Polish Zloty	3,706,189	U.S. Dollars	728,017	SS	116,537
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/18/23	Polish Zloty	3,706,086	U.S. Dollars	730,189	RBC	$114,342
01/18/23	Czech Republic Koruna	37,556,090	U.S. Dollars	1,549,681	SC	110,227
01/18/23	British Pounds	1,009,483	U.S. Dollars	1,119,945	UBS	101,103
01/18/23	Australian Dollars	2,453,445	U.S. Dollars	1,590,895	GSC	80,857
01/18/23	Czech Republic Koruna	16,304,593	U.S. Dollars	644,986	CITI	75,646
01/18/23	Polish Zloty	5,175,369	U.S. Dollars	1,105,877	SC	73,469
01/18/23	Australian Dollars	3,659,215	U.S. Dollars	2,425,848	UBS	67,502
01/18/23	Swedish Kronor	14,607,954	U.S. Dollars	1,340,658	SS	60,814
01/18/23	Swiss Francs	866,771	U.S. Dollars	880,552	CITI	58,839
01/18/23	British Pounds	591,638	U.S. Dollars	657,229	RBC	58,402
01/18/23	British Pounds	542,347	U.S. Dollars	601,951	SS	54,060
01/18/23	Chilean Pesos	316,571,867	U.S. Dollars	319,366	GSC	53,208
01/18/23	Mexican Pesos	25,002,643	U.S. Dollars	1,228,173	RBC	50,237
01/18/23	Turkish Lira	11,918,698	U.S. Dollars	581,014	SS	46,868
01/18/23	Swedish Kronor	6,535,760	U.S. Dollars	580,222	UBS	46,812
01/18/23	Canadian Dollars	11,154,033	U.S. Dollars	8,191,907	GSC	46,667
01/18/23	South African Rand	11,560,940	U.S. Dollars	633,547	SC	45,696
01/18/23	Euro	570,795	U.S. Dollars	568,894	RBC	42,913
01/18/23	New Zealand Dollars	564,701	U.S. Dollars	315,807	GSC	42,824
01/18/23	British Pounds	587,897	U.S. Dollars	678,515	BNP	32,591
01/18/23	Mexican Pesos	14,586,001	U.S. Dollars	717,102	BNP	28,695
01/18/23	Mexican Pesos	39,524,290	U.S. Dollars	1,992,975	SC	27,941
01/18/23	Euro	320,000	U.S. Dollars	318,070	CITI	24,922
01/18/23	Czech Republic Koruna	4,872,994	U.S. Dollars	191,491	UBS	23,886
01/18/23	U.S. Dollars	5,032,342	Indonesian Rupiahs	77,722,552,844	GSC	23,124
01/18/23	Czech Republic Koruna	8,294,175	U.S. Dollars	345,386	GSC	21,201
01/18/23	Swedish Kronor	2,594,954	U.S. Dollars	230,124	GSC	18,833
01/18/23	U.S. Dollars	2,371,310	British Pounds	1,945,260	BNP	18,368
01/18/23	Norwegian Kroner	4,996,708	U.S. Dollars	492,233	BNP	18,198
01/18/23	Czech Republic Koruna	18,171,017	U.S. Dollars	786,087	RBC	17,037
01/18/23	Hungarian Forint	36,669,187	U.S. Dollars	80,901	RBC	16,853
01/18/23	New Zealand Dollars	204,903	U.S. Dollars	116,927	RBC	13,202
01/18/23	Canadian Dollars	891,669	U.S. Dollars	647,307	BNP	11,296
01/18/23	Czech Republic Koruna	2,073,700	U.S. Dollars	81,442	SS	10,211
01/18/23	U.S. Dollars	682,411	Canadian Dollars	910,247	BNP	10,086
01/18/23	South Korean Won	110,245,908	U.S. Dollars	77,576	RBC	9,853
01/18/23	Brazilian Reals	3,553,353	U.S. Dollars	661,335	GSC	9,195
01/18/23	Hungarian Forint	15,128,338	U.S. Dollars	33,330	SC	6,999
01/18/23	Canadian Dollars	361,571	U.S. Dollars	261,936	UBS	5,127
01/18/23	Indonesian Rupiahs	10,288,186,359	U.S. Dollars	658,992	SC	4,081
01/18/23	Mexican Pesos	2,140,706	U.S. Dollars	105,641	CITI	3,816
01/18/23	Chinese Yuan	1,280,722	U.S. Dollars	181,319	UBS	3,778
01/18/23	Japanese Yen	37,713,266	U.S. Dollars	284,509	SS	3,573
01/18/23	U.S. Dollars	222,848	Canadian Dollars	298,684	UBS	2,234
01/18/23	Swedish Kronor	313,421	U.S. Dollars	27,837	RBC	2,232
01/18/23	Mexican Pesos	2,013,457	U.S. Dollars	100,748	SS	2,202
01/18/23	U.S. Dollars	687,753	Brazilian Reals	3,635,461	GSC	1,729
01/18/23	U.S. Dollars	693,417	New Zealand Dollars	1,089,307	SC	1,620
01/18/23	U.S. Dollars	1,070,483	New Zealand Dollars	1,683,090	SS	1,586
01/18/23	Indian Rupees	41,071,535	U.S. Dollars	494,421	GSC	1,507
01/18/23	Canadian Dollars	124,010	U.S. Dollars	90,825	RBC	771
01/18/23	U.S. Dollars	143,038	British Pounds	117,731	UBS	633
01/18/23	U.S. Dollars	695,341	Australian Dollars	1,019,809	SC	454
01/18/23	Canadian Dollars	1,069,469	U.S. Dollars	789,543	SS	386
01/18/23	Australian Dollars	115,119	U.S. Dollars	78,109	SC	332

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/18/23	South African Rand	1,403	U.S. Dollars	77	RBC	$ 6
Subtotal Appreciation						$34,349,572
01/18/23	U.S. Dollars	42,939	Mexican Pesos	840,000	RBC	$ (11)
01/18/23	U.S. Dollars	205,372	Brazilian Reals	1,088,443	UBS	(20)
01/18/23	New Zealand Dollars	148,907	U.S. Dollars	94,589	SC	(21)
01/18/23	U.S. Dollars	678,195	Norwegian Kroner	6,640,279	SC	(132)
01/18/23	U.S. Dollars	2,070	Australian Dollars	3,289	GSC	(171)
03/15/23	U.S. Dollars	90,060	Euro	84,000	BOA	(319)
01/18/23	British Pounds	71,192	U.S. Dollars	86,540	RBC	(428)
01/18/23	U.S. Dollars	95,012	New Zealand Dollars	150,365	SS	(482)
01/18/23	U.S. Dollars	7,540	South African Rand	137,759	BNP	(553)
01/18/23	Swedish Kronor	7,232,771	U.S. Dollars	694,472	GSC	(568)
01/18/23	Swiss Francs	638,954	U.S. Dollars	693,776	UBS	(1,289)
01/18/23	Euro	651,691	U.S. Dollars	699,899	UBS	(1,382)
01/18/23	New Zealand Dollars	161,439	U.S. Dollars	104,148	SS	(1,621)
01/18/23	U.S. Dollars	664,685	Norwegian Kroner	6,524,151	RBC	(1,780)
01/18/23	British Pounds	72,989	U.S. Dollars	90,487	SS	(2,201)
01/18/23	Australian Dollars	400,000	U.S. Dollars	274,984	GSC	(2,428)
01/18/23	U.S. Dollars	140,966	Mexican Pesos	2,809,928	SS	(2,708)
01/18/23	U.S. Dollars	88,878	South Korean Won	115,931,825	SS	(3,060)
01/18/23	U.S. Dollars	503,658	Mexican Pesos	9,922,054	BNP	(3,667)
01/18/23	U.S. Dollars	843,512	Swedish Kronor	8,837,617	GSC	(4,360)
01/18/23	U.S. Dollars	118,854	South Korean Won	155,898,121	UBS	(4,778)
01/18/23	U.S. Dollars	76,957	Australian Dollars	121,403	CITI	(5,766)
01/18/23	Canadian Dollars	1,833,795	U.S. Dollars	1,360,632	SS	(6,157)
01/18/23	Brazilian Reals	2,846,793	U.S. Dollars	543,636	BNP	(6,436)
01/18/23	U.S. Dollars	75,866	Swedish Kronor	862,386	UBS	(6,870)
01/18/23	Canadian Dollars	899,311	U.S. Dollars	671,417	GSC	(7,170)
01/18/23	U.S. Dollars	696,342	Australian Dollars	1,033,877	SS	(8,131)
01/18/23	U.S. Dollars	87,511	Norwegian Kroner	938,760	BNP	(8,387)
01/18/23	U.S. Dollars	499,860	Canadian Dollars	690,782	RBC	(10,364)
01/18/23	Canadian Dollars	879,684	U.S. Dollars	660,250	BNP	(10,499)
01/18/23	U.S. Dollars	871,587	Canadian Dollars	1,197,393	CITI	(12,829)
01/18/23	U.S. Dollars	1,152,628	Canadian Dollars	1,579,061	BNP	(13,695)
01/18/23	Canadian Dollars	1,011,897	U.S. Dollars	761,235	UBS	(13,830)
01/18/23	U.S. Dollars	317,763	British Pounds	277,134	UBS	(17,452)
01/18/23	U.S. Dollars	179,920	Japanese Yen	25,886,353	SC	(17,820)
01/18/23	U.S. Dollars	185,693	Czech Republic Koruna	4,728,156	SS	(23,282)
01/18/23	Swedish Kronor	16,124,339	U.S. Dollars	1,571,179	SC	(24,228)
01/18/23	U.S. Dollars	212,868	New Zealand Dollars	374,099	RBC	(24,715)
01/18/23	U.S. Dollars	946,732	Japanese Yen	127,949,774	UBS	(30,646)
01/18/23	U.S. Dollars	3,420,579	Brazilian Reals	18,290,863	GSC	(30,969)
01/18/23	U.S. Dollars	273,772	Chilean Pesos	260,299,893	GSC	(32,575)
01/18/23	U.S. Dollars	364,800	Thai Baht	13,800,000	UBS	(34,437)
01/18/23	U.S. Dollars	333,502	South Korean Won	468,773,404	GSC	(38,251)
01/18/23	U.S. Dollars	1,364,850	Swiss Francs	1,296,006	UBS	(39,738)
01/18/23	U.S. Dollars	1,032,809	Mexican Pesos	21,013,186	SC	(41,616)
01/18/23	U.S. Dollars	577,316	South African Rand	10,538,726	SS	(41,868)
01/18/23	U.S. Dollars	563,902	British Pounds	503,070	SC	(44,600)
01/18/23	Euro	725,829	Polish Zloty	3,620,000	GSC	(46,933)
01/18/23	U.S. Dollars	581,577	Turkish Lira	11,970,755	RBC	(49,048)
01/18/23	U.S. Dollars	657,905	Australian Dollars	1,041,760	BNP	(51,940)
01/18/23	U.S. Dollars	2,625,982	Canadian Dollars	3,629,866	UBS	(55,103)
01/18/23	U.S. Dollars	708,377	Swedish Kronor	7,981,506	SS	(57,361)
01/18/23	U.S. Dollars	770,073	New Zealand Dollars	1,320,238	GSC	(68,384)
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/18/23	U.S. Dollars	1,330,767	Japanese Yen	183,202,501	GSC	$ (68,675)
01/18/23	U.S. Dollars	1,779,953	Swedish Kronor	19,314,114	BNP	(73,023)
01/18/23	U.S. Dollars	787,427	Norwegian Kroner	8,448,773	GSC	(75,645)
01/18/23	U.S. Dollars	537,973	Polish Zloty	2,709,876	CITI	(79,545)
01/18/23	U.S. Dollars	642,519	Czech Republic Koruna	16,350,581	UBS	(80,146)
01/18/23	U.S. Dollars	2,845,407	Mexican Pesos	57,280,243	UBS	(83,390)
01/18/23	U.S. Dollars	3,486,716	Taiwan Dollars	110,204,629	GSC	(106,240)
01/18/23	U.S. Dollars	1,781,837	New Zealand Dollars	2,973,119	BNP	(106,332)
01/18/23	U.S. Dollars	2,089,699	Swiss Francs	2,033,382	BNP	(114,043)
01/18/23	U.S. Dollars	826,078	Polish Zloty	4,205,397	SS	(132,234)
01/18/23	U.S. Dollars	1,688,780	British Pounds	1,513,101	CITI	(141,433)
01/18/23	U.S. Dollars	1,781,361	Australian Dollars	2,825,301	RBC	(143,770)
01/18/23	U.S. Dollars	1,719,173	British Pounds	1,541,913	RBC	(145,889)
01/18/23	U.S. Dollars	1,898,905	Swedish Kronor	21,358,051	SC	(150,164)
01/18/23	U.S. Dollars	6,038,921	Chinese Yuan	43,031,675	UBS	(180,250)
01/18/23	U.S. Dollars	2,316,234	Australian Dollars	3,666,185	UBS	(181,865)
01/18/23	U.S. Dollars	9,597,889	Canadian Dollars	13,247,714	SS	(187,114)
01/18/23	U.S. Dollars	2,839,068	Euro	2,827,197	BNP	(191,267)
01/18/23	U.S. Dollars	938,237	Hungarian Forint	425,145,930	UBS	(195,125)
01/18/23	U.S. Dollars	5,970,784	Euro	5,753,586	SC	(196,207)
01/18/23	U.S. Dollars	4,774,161	Mexican Pesos	97,605,345	GSC	(216,498)
01/18/23	U.S. Dollars	1,455,973	Hungarian Forint	629,506,000	GSC	(222,175)
01/18/23	U.S. Dollars	4,766,631	Mexican Pesos	97,605,345	CITI	(224,028)
01/18/23	U.S. Dollars	1,860,955	New Zealand Dollars	3,302,048	CITI	(236,110)
01/18/23	U.S. Dollars	2,982,196	British Pounds	2,681,604	BNP	(261,411)
01/18/23	U.S. Dollars	2,902,119	Norwegian Kroner	31,112,890	UBS	(276,171)
01/18/23	U.S. Dollars	4,838,481	Swiss Francs	4,772,900	RBC	(334,302)
01/18/23	U.S. Dollars	4,469,220	British Pounds	3,977,851	GSC	(342,297)
01/18/23	U.S. Dollars	2,175,488	Polish Zloty	11,053,417	UBS	(343,328)
01/18/23	U.S. Dollars	4,866,256	Euro	4,896,448	RBC	(382,009)
01/18/23	U.S. Dollars	3,141,803	Czech Republic Koruna	79,959,523	BNP	(392,256)
01/18/23	U.S. Dollars	4,839,186	New Zealand Dollars	8,300,109	UBS	(432,048)
01/18/23	U.S. Dollars	4,554,478	Norwegian Kroner	48,866,838	SS	(437,439)
01/18/23	U.S. Dollars	6,580,052	Swiss Francs	6,487,912	SC	(451,429)
01/18/23	U.S. Dollars	3,825,696	Polish Zloty	19,214,000	GSC	(552,728)
01/18/23	U.S. Dollars	5,476,353	Japanese Yen	790,521,981	BNP	(562,264)
01/18/23	U.S. Dollars	6,804,540	Euro	6,883,769	GSC	(573,838)
01/18/23	U.S. Dollars	9,441,679	Australian Dollars	14,966,979	SC	(756,663)
01/18/23	U.S. Dollars	8,879,813	Japanese Yen	1,278,241,076	SS	(884,377)
01/18/23	U.S. Dollars	7,879,820	New Zealand Dollars	14,069,549	SC	(1,055,469)
01/18/23	U.S. Dollars	13,792,314	Euro	14,046,557	CITI	(1,263,511)
01/18/23	U.S. Dollars	17,011,801	Euro	17,115,173	UBS	(1,333,126)
01/18/23	U.S. Dollars	15,278,940	British Pounds	13,766,051	SS	(1,372,161)
01/18/23	U.S. Dollars	214,074,432	Euro	218,559,745	SS	(20,189,196)
Subtotal Depreciation						$(36,640,270)
Total Forward Foreign Currency Contracts outstanding at December 31, 2022						$ (2,290,698)

See Notes to Financial Statements.

Swap Agreements outstanding at December 31, 2022:
Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Credit Indexes—Buy Protection
Markit CDX.NA.IG.38 Index (Pay Quarterly)	(5.00)%	12/20/2027	EUR	9,704,000	$(120,998)	$ (145,322)	$ 24,324
Subtotal Appreciation					$(120,998)	$ (145,322)	$ 24,324
Markit CDX.EM.38 Index (Pay Quarterly)	(1.00)%	12/20/2027	USD	13,587,000	$ 789,679	$1,315,901	$(526,222)
Subtotal Depreciation					$ 789,679	$1,315,901	$(526,222)
Net Centrally Cleared Credit Default Swaps on Credit Indexes—Buy Protection outstanding at December 31, 2022					$ 668,681	$1,170,579	$(501,898)

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swaps
3-Month KWCDC (Quarterly)	2.36% (Quarterly)	2/11/2032	KRW	604,702,000	$ (44,235)	$ —	$ (44,235)
3-Month KWCDC (Quarterly)	2.37% (Quarterly)	2/18/2032	KRW	1,195,630,000	(86,905)	—	(86,905)
3-Month KWCDC (Quarterly)	2.88% (Quarterly)	8/11/2032	KRW	2,048,372,000	(85,496)	—	(85,496)
					$(216,636)	$ —	$(216,636)
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Asset-Backed Securities	$ 9,265,781	$ —	$ 9,265,781	$ —
Common Stocks	348,626	348,626	—	—
Corporate Bonds	108,774,807	—	108,774,807	—
Foreign Bonds	222,597,535	—	222,597,535	—
Foreign Common Stock	492	492	—	—
Foreign Preferred Stock	48,486	48,486	—	—
Loan Agreements	9,602,812	—	9,602,812	—
Money Market Funds	47,813,193	47,813,193	—	—
Mortgage-Backed Securities	38,077,407	—	38,077,407	—
Preferred Stocks	656,749	656,749	—	—
Purchased Options:
Call Option	9,629	9,629	—	—
Put Option	10,019	10,019	—	—
Total Purchased Options	19,648	19,648	—	—
U.S. Treasury Obligations	104,505,248	—	104,505,248	—
Total Assets - Investments in Securities	$541,710,784	$48,887,194	$492,823,590	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 34,349,572	$ —	$ 34,349,572	$ —
Futures Contracts	696,454	696,454	—	—
Swap Agreements	24,324	—	24,324	—
Total Assets - Other Financial Instruments	$ 35,070,350	$ 696,454	$ 34,373,896	$ —
Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (36,640,270)	$ —	$ (36,640,270)	$ —
Futures Contracts	(1,934,717)	(1,934,717)	—	—
Swap Agreements	(742,858)	—	(742,858)	—
Total Liabilities - Other Financial Instruments	$ (39,317,845)	$ (1,934,717)	$ (37,383,128)	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.

See Notes to Financial Statements.

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STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2022
	Money Market Fund	Low-Duration Bond Fund
Assets
Investments in securities of unaffiliated issuers, at value	$ 793,573,387	$ 965,979,386
Investments in repurchase agreements, at value	782,000,000	—
Investments in securities of affiliated issuers, at value	—	21,269,503
Total investments, at value(1), (2)	1,575,573,387	987,248,889
Cash collateral for derivatives	—	4,750,457
Deposits with broker for futures contracts	—	2,014,198
Foreign currency(3)	—	955,841
Upfront premiums paid from swap agreements	—	—
Receivables:
Dividends	—	74,433
Reclaims	—	1,039
Interest	3,857,496	5,021,163
Securities lending	—	4,287
Investment securities sold	—	20,601,122
Fund shares sold	8,387,580	268,851
Variation margin on futures contracts	—	—
Unrealized appreciation on foreign currency exchange contracts	—	100,558
Unrealized appreciation on swap agreements	—	20,548
Prepaid expenses and other assets	51,755	14,795
Total Assets	1,587,870,218	1,021,076,181
Liabilities
Cash Overdraft	—	—
TBA sale commitments, at value(4)	—	674,515
Options written, at value(5)	—	—
Upfront premiums received from swap agreements	—	738,170
Unrealized depreciation on foreign currency exchange contracts	—	1,308,380
Collateral held for securities on loan, at value	—	6,866,935
Collateral from counterparty	—	2,584,653
Payables:
Investment securities purchased	—	21,503,137
Fund shares redeemed	17,970,403	1,421,604
Variation margin on centrally cleared swaps	—	48,478
Variation margin on futures contracts	—	91,419
Distributions	2,225,997	—
Accrued expenses:
Investment advisory fees	147,176	244,984
Shareholder servicing fees	108,764	43,852
Trustee fees	4,149	1,754
Other expenses	71,195	91,856
Total Liabilities	20,527,684	35,619,737
Net Assets	$1,567,342,534	$ 985,456,444
Net Assets Consist of:
Paid-in-capital	$1,567,337,921	$1,056,894,769
Distributable earnings (loss)	4,613	(71,438,325)
Net Assets	$1,567,342,534	$ 985,456,444
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$1,049,603,691	$ 778,792,687
Institutional shares outstanding	1,049,566,555	61,764,747
Net asset value, offering and redemption price per Institutional share	$ 1.00	$ 12.61
Net assets applicable to the Investor Class	$ 517,738,843	$ 206,663,757
Investor shares outstanding	517,681,565	16,382,485
Net asset value, offering and redemption price per Investor share	$ 1.00	$ 12.61

(1)Investments in securities of unaffiliated issuers, at cost	$ 793,573,387	$1,004,701,546
Investments in repurchase agreements, at cost	782,000,000	—
Investments in securities of affiliated issuers, at cost	—	21,269,503
Total investments, at cost	$1,575,573,387	$1,025,971,049
(2)Includes securities loaned of:	$ —	$ 10,831,547
(3)Foreign currency, at cost	$ —	$ 951,889
(4)TBA sale commitments, at cost	$ —	$ 682,445
(5)Premiums received on options written	$ —	$ —

See Notes to Financial Statements.

Medium-Duration Bond Fund	Global Bond Fund

$2,173,168,593	$ 507,713,166
200,500,000	—
71,772,432	33,997,618
2,445,441,025	541,710,784
34,918,916	20,211,497
2,631,357	1,404,839
4,950,507	5,277,216
6,169,406	1,315,901

301,177	111,715
89,784	55,033
12,835,065	5,038,090
15,453	6,602
258,555,014	1,315,483
1,782,395	160,562
33,718	—
1,238,356	34,349,572
—	—
46,253	24,641
2,769,008,426	610,981,935

—	319,993
54,350,293	—
1,257,073	—
3,494,344	145,322
1,853,680	36,640,270
28,306,389	13,815,575
23,831,786	15,746,069

644,194,738	11,754,255
455,156	156,258
193,969	195
—	62,779
—	—

571,899	215,647
72,193	20,937
2,132	984
161,007	76,287
758,744,659	78,954,571
$2,010,263,767	$ 532,027,364

$2,391,077,644	$ 632,763,751
(380,813,877)	(100,736,387)
$2,010,263,767	$ 532,027,364

$1,672,089,007	$ 433,956,131
133,190,940	51,984,483
$ 12.55	$ 8.35
$ 338,174,760	$ 98,071,233
26,929,220	11,807,776
$ 12.56	$ 8.31

$2,401,657,609	$ 591,090,096
200,500,000	—
71,772,432	33,997,618
$2,673,930,041	$ 625,087,714
$ 49,528,142	$ 19,881,058
$ 4,979,785	$ 5,472,985
$ 55,065,528	$ —
$ 1,142,177	$ —
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2022
	Money Market Fund	Low-Duration Bond Fund
Investment Income
Dividends	$ —	$ 14,401
Income distributions received from affiliated funds	—	444,216
Interest	26,818,530	21,296,954
Securities lending, net	—	123,043
Less foreign taxes withheld	—	(10,883)
Total Investment Income	26,818,530	21,867,731
Expenses
Investment advisory fees	1,806,675	3,005,761
Transfer agent fees:
Institutional shares	4,610	5,257
Investor shares	40,091	19,588
Custodian fees	17,668	137,285
Shareholder servicing fees:
Investor shares	1,256,566	585,898
Accounting and administration fees	218,361	137,087
Professional fees	146,548	128,801
Blue sky fees:
Institutional shares	58,066	19,961
Investor shares	37,796	22,005
Shareholder reporting fees:
Institutional shares	1,678	4,186
Investor shares	29,711	20,300
Trustees expenses	11,728	5,190
Line of credit facility fees	5,703	4,435
Other expenses	56,369	56,228
Total Expenses	3,691,570	4,151,982
Expenses waived/reimbursed(1)	(432,181)	—
Net Expenses	3,259,389	4,151,982
Net Investment Income	23,559,141	17,715,749
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Capital gain distributions received from affiliated funds	—	324
Investment securities	29,636	(28,782,886)
TBA sale commitments	—	33,439
Futures transactions	—	(2,583,474)
Swap agreements	—	(75,161)
Option contracts written	—	171,945
Option contracts purchased	—	(23,632)
Forward foreign currency contracts	—	5,397,865
Foreign currency	—	(35,161)
Net realized gain (loss)	29,636	(25,896,741)
Net change in unrealized appreciation (depreciation) on:
Investment securities	—	(37,198,150)
TBA sale commitments	—	7,930
Futures	—	2,616,869
Swap agreements	—	(2,276,164)
Option contracts written	—	(75,739)
Option contracts purchased	—	—
Forward foreign currency contracts	—	(768,208)
Foreign currency	—	2,661
Net change in unrealized appreciation (depreciation)	—	(37,690,801)
Net Realized and Unrealized Gain (Loss)	29,636	(63,587,542)
Net Increase (Decrease) in Net Assets Resulting from Operations	$23,588,777	$(45,871,793)

(1)	See Note 3c in Notes to Financial Statements.

See Notes to Financial Statements.

Medium-Duration Bond Fund	Global Bond Fund

$ 239,437	$ 66,274
1,412,438	467,441
60,798,440	19,242,278
190,804	116,440
(48,442)	(76,088)
62,592,677	19,816,345

6,755,072	2,598,093

5,387	4,861
43,941	26,329
497,778	196,144

874,856	255,810
279,906	72,421
143,301	127,362

23,499	18,494
23,993	20,768

3,585	2,295
14,186	6,399
6,267	2,940
10,515	2,407
76,497	78,037
8,758,783	3,412,360
—	—
8,758,783	3,412,360
53,833,894	16,403,985

2,262	5,839
(117,633,774)	(14,621,991)
1,490,963	—
(43,526,256)	(1,722,222)
8,465,117	878,994
3,991,693	—
(4,635,244)	4,233
2,664,451	(180,348)
(1,874,753)	(940,873)
(151,055,541)	(16,576,368)

(253,782,567)	(80,825,875)
795,421	—
2,211,937	(473,744)
108,492	(739,395)
(283,421)	—
(173,062)	(35,459)
1,180,942	(1,571,475)
131,032	289,941
(249,811,226)	(83,356,007)
(400,866,767)	(99,932,375)
$(347,032,873)	$(83,528,390)
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Money Market Fund
	For the Year Ended
	12/31/22	12/31/21

Operations:
Net investment income	$ 23,559,141	$ —
Net realized gain (loss) on investment securities, foreign currency and derivatives	29,636	20,629
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	—	—
Net increase (decrease) in net assets resulting from operations	23,588,777	20,629
Distributions to Shareholders:
Distributions paid
Institutional shares	(17,026,225)	—
Investor shares	(6,565,132)	—
Return of capital
Institutional shares	—	—
Investor shares	—	—
Total distributions	(23,591,357)	—
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	6,874,995,603	6,595,566,663
Investor shares	464,431,470	478,461,978
Reinvestment of dividends and distributions
Institutional shares	4,659,638	—
Investor shares	6,450,251	—
Total proceeds from shares sold and reinvested	7,350,536,962	7,074,028,641
Value of shares redeemed
Institutional shares	(6,984,269,683)	(6,609,506,460)
Investor shares	(402,783,948)	(503,905,897)
Total value of shares redeemed	(7,387,053,631)	(7,113,412,357)
Net increase (decrease) from capital share transactions(1)	(36,516,669)	(39,383,716)
Total increase (decrease) in net assets	(36,519,249)	(39,363,087)
Net Assets:
Beginning of Year	1,603,861,783	1,643,224,870
End of Year	$ 1,567,342,534	$ 1,603,861,783

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Low-Duration Bond Fund		Medium-Duration Bond Fund
For the Year Ended		For the Year Ended
12/31/22	12/31/21	12/31/22	12/31/21

$ 17,715,749	$ 8,464,314	$ 53,833,894	$ 36,899,251
(25,896,741)	3,774,011	(151,055,541)	(6,391,555)
(37,690,801)	(16,776,218)	(249,811,226)	(76,612,645)
(45,871,793)	(4,537,893)	(347,032,873)	(46,104,949)

(15,626,094)	(8,959,518)	(37,521,331)	(38,009,278)
(3,878,106)	(1,796,689)	(6,572,146)	(7,677,777)

—	—	—	—
—	—	—	—
(19,504,200)	(10,756,207)	(44,093,477)	(45,687,055)

231,724,581	167,502,457	360,156,796	459,996,914
98,385,818	56,105,985	104,393,941	136,555,002

15,177,576	8,907,777	37,198,933	37,771,638
3,842,898	1,796,053	6,308,115	7,443,560
349,130,873	234,312,272	508,057,785	641,767,114

(252,952,555)	(151,204,553)	(351,920,454)	(168,105,314)
(118,245,155)	(57,675,217)	(163,714,524)	(88,866,964)
(371,197,710)	(208,879,770)	(515,634,978)	(256,972,278)
(22,066,837)	25,432,502	(7,577,193)	384,794,836
(87,442,830)	10,138,402	(398,703,543)	293,002,832

1,072,899,274	1,062,760,872	2,408,967,310	2,115,964,478
$ 985,456,444	$1,072,899,274	$2,010,263,767	$2,408,967,310
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Global Bond Fund
	For the Year Ended
	12/31/22	12/31/21

Operations:
Net investment income	$ 16,403,985	$ 16,100,843
Net realized gain (loss) on investment securities, foreign currency and derivatives	(16,576,368)	2,825,939
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	(83,356,007)	(33,132,687)
Net decrease in net assets resulting from operations	(83,528,390)	(14,205,905)
Distributions to Shareholders:
Distributions paid
Institutional shares	(5,395,149)	(18,325,938)
Investor shares	(1,012,319)	(4,199,565)
Return of capital
Institutional shares	(525,427)	—
Investor shares	(119,981)	—
Total distributions	(7,052,876)	(22,525,503)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	67,742,082	81,970,787
Investor shares	20,775,064	32,131,805
Reinvestment of dividends and distributions
Institutional shares	5,915,236	18,310,684
Investor shares	1,116,198	4,112,049
Total proceeds from shares sold and reinvested	95,548,580	136,525,325
Value of shares redeemed
Institutional shares	(68,473,196)	(29,454,921)
Investor shares	(27,460,526)	(26,144,322)
Total value of shares redeemed	(95,933,722)	(55,599,243)
Net increase (decrease) from capital share transactions(1)	(385,142)	80,926,082
Total increase (decrease) in net assets	(90,966,408)	44,194,674
Net Assets:
Beginning of Year	622,993,772	578,799,098
End of Year	$532,027,364	$622,993,772

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Return of capital	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
Money Market Fund
Institutional Class
2022	$ 1.00	$0.01	$ —†	$ 0.01	$(0.01)	$ —†	$ —	$(0.01)	$ 1.00	1.50%	$1,049,604	0.13%	0.14%	1.49%	N/A
2021	1.00	—	—†	—†	—	—	—	—	1.00	—	1,154,219	0.07	0.14	—	N/A
2020	1.00	—†	—†	—†	—†	—	—	—†	1.00	0.43	1,168,144	0.14	0.15	0.39	N/A
2019	1.00	0.02	—†	0.02	(0.02)	—	—	(0.02)	1.00	2.13	904,202	0.14	0.14	2.10	N/A
2018	1.00	0.02	—†	0.02	(0.02)	—	—	(0.02)	1.00	1.74	841,532	0.15	0.15	1.74	N/A
Investor Class
2022	$ 1.00	$0.01	$ —†	$ 0.01	$(0.01)	$ —†	$ —	$(0.01)	$ 1.00	1.29%	$ 517,739	0.34%	0.41%	1.31%	N/A
2021	1.00	—	—†	—†	—	—	—	—	1.00	—	449,643	0.08	0.41	—	N/A
2020	1.00	—†	—†	—†	—†	—	—	—†	1.00	0.28	475,081	0.29	0.42	0.25	N/A
2019	1.00	0.02	—†	0.02	(0.02)	—	—	(0.02)	1.00	1.85	391,966	0.42	0.42	1.83	N/A
2018	1.00	0.01	—†	0.01	(0.01)	—	—	(0.01)	1.00	1.48	408,231	0.40	0.40	1.47	N/A

Low-Duration Bond Fund
Institutional Class
2022	$13.42	$0.23	$(0.78)	$(0.55)	$(0.26)	$ —	$ —	$(0.26)	$12.61	(4.13)%	$ 778,792	0.34%	0.34%	1.79%	233%
2021	13.62	0.12	(0.17)	(0.05)	(0.14)	(0.01)	—	(0.15)	13.42	(0.40)	835,297	0.34	0.34	0.85	304
2020	13.40	0.19	0.26	0.45	(0.23)	—	—	(0.23)	13.62	3.42	822,079	0.35	0.35	1.44	220
2019	13.21	0.32	0.20	0.52	(0.33)	—	—	(0.33)	13.40	3.99	761,737	0.35	0.35	2.39	525
2018	13.35	0.30	(0.12)	0.18	(0.32)	—	—	(0.32)	13.21	1.36	602,968	0.35	0.35	2.30	513
Investor Class
2022	$13.43	$0.19	$(0.78)	$(0.59)	$(0.23)	$ —	$ —	$(0.23)	$12.61	(4.43)%	$ 206,664	0.61%	0.61%	1.48%	233%
2021	13.62	0.08	(0.17)	(0.09)	(0.09)	(0.01)	—	(0.10)	13.43	(0.65)	237,602	0.61	0.61	0.58	304
2020	13.40	0.16	0.26	0.42	(0.20)	—	—	(0.20)	13.62	3.16	240,682	0.62	0.62	1.17	220
2019	13.21	0.29	0.20	0.49	(0.30)	—	—	(0.30)	13.40	3.71	232,967	0.62	0.62	2.16	525
2018	13.35	0.27	(0.13)	0.14	(0.28)	—	—	(0.28)	13.21	1.10	305,475	0.61	0.61	2.03	513

Medium-Duration Bond Fund
Institutional Class
2022	$15.04	$0.35	$(2.55)	$(2.20)	$(0.29)	$ —	$ —	$(0.29)	$12.55	(14.68)%	$1,672,089	0.38%	0.38%	2.63%	366%
2021	15.65	0.24	(0.56)	(0.32)	(0.27)	(0.02)	—	(0.29)	15.04	(2.01)	1,950,666	0.36	0.36	1.60	347
2020	15.05	0.33	1.03	1.36	(0.37)	(0.39)	—	(0.76)	15.65	9.13	1,694,858	0.38	0.38	2.12	444
2019	14.28	0.43	0.96	1.39	(0.42)	(0.20)	—	(0.62)	15.05	9.81	1,476,286	0.39	0.39	2.90	433
2018	14.75	0.40	(0.47)	(0.07)	(0.40)	—	—	(0.40)	14.28	(0.46)	1,240,967	0.37	0.38	2.76	431
Investor Class
2022	$15.05	$0.31	$(2.55)	$(2.24)	$(0.25)	$ —	$ —	$(0.25)	$12.56	(14.89)%	$ 338,175	0.65%	0.65%	2.35%	366%
2021	15.66	0.20	(0.56)	(0.36)	(0.23)	(0.02)	—	(0.25)	15.05	(2.27)	458,302	0.62	0.62	1.33	347
2020	15.06	0.29	1.02	1.31	(0.32)	(0.39)	—	(0.71)	15.66	8.84	421,106	0.65	0.65	1.84	444
2019	14.28	0.39	0.97	1.36	(0.38)	(0.20)	—	(0.58)	15.06	9.58	307,912	0.65	0.65	2.63	433
2018	14.75	0.36	(0.47)	(0.11)	(0.36)	—	—	(0.36)	14.28	(0.72)	270,107	0.64	0.65	2.49	431

Global Bond Fund
Institutional Class
2022	$ 9.77	$0.26	$(1.56)	$(1.30)	$(0.10)	$(0.01)	$(0.01)	$(0.12)	$ 8.35	(13.37)%	$ 433,956	0.57%	0.57%	3.04%	59%
2021	10.38	0.27	(0.51)	(0.24)	(0.21)	(0.16)	—	(0.37)	9.77	(2.31)	502,292	0.56	0.56	2.69	57
2020	10.01	0.29	0.23	0.52	(0.07)	(0.08)	—	(0.15)	10.38	5.28	460,852	0.56	0.56	2.91	95
2019	9.32	0.42	0.62	1.04	(0.35)	—	—	(0.35)	10.01	11.31	486,865	0.54	0.54	4.30	59
2018	10.08	0.43	(0.88)	(0.45)	(0.31)	—	—	(0.31)	9.32	(4.51)	409,257	0.53	0.55	4.50	23
Investor Class
2022	$ 9.73	$0.24	$(1.56)	$(1.32)	$(0.08)	$(0.01)	$(0.01)	$(0.10)	$ 8.31	(13.62)%	$ 98,071	0.86%	0.86%	2.74%	59%
2021	10.34	0.24	(0.50)	(0.26)	(0.19)	(0.16)	—	(0.35)	9.73	(2.53)	120,702	0.85	0.85	2.40	57
2020	10.00	0.26	0.22	0.48	(0.06)	(0.08)	—	(0.14)	10.34	4.93	117,947	0.85	0.85	2.64	95
2019	9.31	0.40	0.62	1.02	(0.33)	—	—	(0.33)	10.00	11.03	123,225	0.82	0.82	4.02	59
2018	10.07	0.41	(0.88)	(0.47)	(0.29)	—	—	(0.29)	9.31	(4.73)	114,418	0.80	0.82	4.22	23

#	Calculated using the average shares outstanding method.
†	Amount represents less than $0.005 per share.
See Notes to Financial Statements.

Defensive Market Strategies® Fund (Unaudited)
The Fund combines multiple investment strategies that in aggregate seek to provide long-term capital appreciation with reduced volatility compared to the U.S. equity markets.
For 2022, the Investor Class of the Fund underperformed its composite benchmark of 50% S&P 500® Index and 50% Bloomberg 1-3 Month US Treasury Bill Index (-11.40% versus -8.22%). In a tough year for U.S. equities, the Fund outperformed the S&P 500® Index by 6.92%, net of fees. The Fund’s relative outperformance to the S&P 500® Index was due to the Fund’s materially lower market sensitivity and volatility, as by design, compared to the S&P 500® Index.
The Fund allocated its assets among four principal investment strategies – long-only equity, long and short options equity, and convertible bond.  For the calendar year of 2022, three of these investment strategies contributed negatively to Fund returns. The long-only equity strategy was the only strategy which posted positive relative performance at the Fund level, with its performance emanating from its lower equity sensitivity stance and tilting toward defensive factors, such as dividend yield.
The derivative exposures overall contributed 1.24% to the fund performance for the year. The main source of the contribution was from the put option premiums collected.
This Fund may be suitable for investors who have a medium- to long-term investment horizon, possess a moderate tolerance for risk and seek to participate in the return potential of equities at a slightly lower risk level than an all equity portfolio. In addition to the interest and credit rate risks associated with fixed income securities, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” This Fund is subject to interest rate risk, meaning, when interest rates rise, the value of the existing fixed income securities decrease and vice versa. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. To the extent that the investment adviser or sub-adviser misjudge current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater risks than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged, so small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Short sales involve selling a security the Fund does not own in anticipation that the security will decline in price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s potential loss on a short position is limited only by the maximum attainable price of the security, less the price at which the security was sold by the Fund. Therefore, in theory, stocks sold short have unlimited risk. The Fund’s use of short sales in effect leverages the Fund. The use of leverage may magnify the Fund’s gains or losses, and leverage also creates interest expense that may lower the Fund’s overall returns. It is possible to lose money by investing in the Fund.

Defensive Market Strategies® Fund (Unaudited)
At December 31, 2022, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Treasury Obligations	48.4
Corporate Bonds	21.1
Money Market Funds	8.5
Purchased Options	3.3
Consumer Staples	3.3
Financials	2.9
Health Care	2.6
Industrials	2.1
Information Technology	1.9
Utilities	1.6
Energy	1.4
Foreign Bonds	1.2
Mutual Funds	1.1
Materials	1.0
Equity-Linked Securities	0.7
Communication Services	0.6
Real Estate	0.4
Master Limited Partnership	0.2
Consumer Discretionary	—**
Written Options	(0.4)
101.9
**Rounds to less than 0.05%
Average Annual Total Returns as of 12/31/22
	Institutional Class*	Investor Class*	Benchmark**
One Year	(11.19%)	(11.40%)	(8.22%)
Five Year	5.28%	5.01%	5.72%
Ten Year	8.14%	7.87%	6.79%
Since Inception	8.19%	7.92%	6.88%
Inception Date	09/01/11	09/01/11
Total Fund Operating Expenses (May 1, 2022 Prospectus)(1)	0.66%	0.93%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Defensive Market Strategies® Fund (Unaudited)

Investor Class*
Benchmark Index**
S&P 500® Index
Bloomberg 1-3 Month US Treasury Bill Index
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
$32,654
$21,323
$19,297
$10,753

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund from December 31, 2012 to December 31, 2022, with all dividends and capital gains reinvested, with the Fund's composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**The Benchmark Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The Benchmark Index is 50% S&P 500® Index and 50% Bloomberg 1-3 Month US Treasury Bill Index. The weightings of the Benchmark Index were modified effective November 30, 2020, and therefore, the weightings of the underlying indexes were different than the current benchmark weightings prior to that date. Benchmark Index performance represents the Fund’s current benchmark linked with its previous benchmark.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS
December 31, 2022
	Shares	Value
COMMON STOCKS — 12.9%
Communication Services — 0.6%
Omnicom Group, Inc.	13,900	$ 1,133,823
Verizon Communications, Inc.	154,500	6,087,300
		7,221,123
Consumer Staples — 2.3%
Colgate-Palmolive Co.	54,600	4,301,934
Hershey Co. (The)	16,300	3,774,591
Kimberly-Clark Corporation‡	23,300	3,162,975
Mondelez International, Inc. Class A	88,200	5,878,530
PepsiCo, Inc.	33,000	5,961,780
Procter & Gamble Co. (The)	16,600	2,515,896
Walmart, Inc.	26,705	3,786,502
		29,382,208
Energy — 1.2%
Baker Hughes Co.	59,600	1,759,988
Chevron Corporation	28,500	5,115,465
Exxon Mobil Corporation	76,600	8,448,980
		15,324,433
Financials — 2.7%
Aflac, Inc.	24,874	1,789,435
Allstate Corporation (The)	19,600	2,657,760
Ameriprise Financial, Inc.	4,602	1,432,925
Bank of New York Mellon Corporation (The)	53,400	2,430,768
BlackRock, Inc.‡	1,846	1,308,131
Capitol Federal Financial, Inc.	274,100	2,370,965
Charles Schwab Corporation (The)	11,000	915,860
Commerce Bancshares, Inc.	27,449	1,868,460
JPMorgan Chase & Co.	36,956	4,955,800
Marsh & McLennan Cos., Inc.	23,261	3,849,230
MetLife, Inc.	17,400	1,259,238
Northern Trust Corporation	29,800	2,637,002
PNC Financial Services Group, Inc. (The)	10,000	1,579,400
T. Rowe Price Group, Inc.‡Δ	32,100	3,500,826
Truist Financial Corporation	19,900	856,297
U.S. Bancorp	22,800	994,308
		34,406,405
Health Care — 0.4%
Bristol-Myers Squibb Co.	35,400	2,547,030
Quest Diagnostics, Inc.	1,930	301,929
UnitedHealth Group, Inc.	4,300	2,279,774
		5,128,733
Industrials — 1.8%
Emerson Electric Co.	43,310	4,160,359
Hubbell, Inc.	15,689	3,681,894
Norfolk Southern Corporation‡	16,414	4,044,738
Raytheon Technologies Corporation	72,778	7,344,756
Republic Services, Inc.	16,833	2,171,289
United Parcel Service, Inc. Class B	6,100	1,060,424
		22,463,460
Information Technology — 1.8%
Automatic Data Processing, Inc.	28,633	6,839,278
	Shares	Value
Cisco Systems, Inc.	109,978	$ 5,239,352
Corning, Inc.	123,300	3,938,202
Microsoft Corporation	19,200	4,604,544
Texas Instruments, Inc.	14,600	2,412,212
		23,033,588
Materials — 0.2%
Packaging Corporation of America	18,200	2,327,962
Real Estate — 0.4%
American Tower Corporation REIT	13,758	2,914,770
Public Storage REIT	7,700	2,157,463
		5,072,233
Utilities — 1.5%
Atmos Energy Corporation	31,185	3,494,903
Duke Energy Corporation	18,784	1,934,564
Eversource Energy	21,443	1,797,781
ONE Gas, Inc.	73,923	5,597,450
Spire, Inc.Δ	81,993	5,646,038
		18,470,736
Total Common Stocks (Cost $147,421,464)		162,830,881
FOREIGN COMMON STOCKS — 4.2%
France — 0.5%
Legrand SA	15,700	1,258,853
Sanofi	26,200	2,526,377
Sodexo SA	2,800	267,900
TotalEnergies SEΔ	35,623	2,236,170
		6,289,300
Germany — 0.1%
Siemens AG	6,200	854,678
Ireland — 1.4%
Linde PLC‡	20,700	6,751,926
Medtronic PLC	144,391	11,222,068
		17,973,994
Japan — 0.0%
Bridgestone CorporationΔ	14,200	502,780
Jersey — 0.1%
Amcor PLC	68,100	811,071
Netherlands — 0.4%
Akzo Nobel NV	39,500	2,650,552
Koninklijke Ahold Delhaize NV	92,553	2,661,018
		5,311,570
Sweden — 0.1%
Atlas Copco AB, B Shares	76,500	816,228
Switzerland — 1.2%
Chubb, Ltd.	6,617	1,459,710
Nestle SA	30,600	3,534,589
Novartis AG	25,600	2,316,735
Roche Holding AG	18,000	5,656,276
TE Connectivity, Ltd.	15,300	1,756,440
		14,723,750

See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
United Kingdom — 0.4%
Unilever PLC	105,800	$ 5,308,706
Total Foreign Common Stocks (Cost $55,567,914)		52,592,077
PREFERRED STOCKS — 0.6%
Bank of America Corporation
7.25% CONVρ	1,200	1,392,000
Becton, Dickinson and Co.
6.00% CONV	113,328	5,675,466
NextEra Energy, Inc.
6.93% CONV	20,917	1,049,824
Total Preferred Stocks (Cost $8,581,699)		8,117,290
FOREIGN PREFERRED STOCKS — 0.1%
Germany — 0.1%
Henkel AG & Co. KGaA
2.84%◊	19,100	1,323,874
Jersey — 0.0%
Aptiv PLC
5.50% 06/15/23 CONV	2,700	289,764
Total Foreign Preferred Stocks (Cost $1,854,899)		1,613,638
MASTER LIMITED PARTNERSHIP — 0.2%
AllianceBernstein Holding LP (Cost $2,339,077)	65,000	2,234,050
MUTUAL FUNDS — 1.1%
iShares Russell 1000 Value ETFΔ (Cost $12,923,820)	87,400	13,254,210

	Par
CORPORATE BONDS — 21.1%
Akamai Technologies, Inc.
0.13%, 05/01/25 CONV	$1,231,000	1,298,705
0.38%, 09/01/27 CONV	4,156,000	4,023,008
Alnylam Pharmaceuticals, Inc.
1.00%, 09/15/27 144A CONV	1,940,000	2,109,750
Altair Engineering, Inc.
1.75%, 06/15/27 144A CONV	2,660,000	2,441,880
Alteryx, Inc.
1.00%, 08/01/26 CONV	1,259,000	1,057,560
Axon Enterprise, Inc.
0.50%, 12/15/27 144A CONV	1,314,000	1,308,744
Bank of America Corporation
(Variable, ICE LIBOR USD 3M + 4.55%), 6.30%, 03/10/26ρΔ^	2,495,000	2,489,020
Bank of New York Mellon Corporation (The)
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.36%), 4.70%, 09/20/25ρ^	2,270,000	2,185,170
	Par	Value
Bentley Systems, Inc.
0.13%, 01/15/26 CONV	$ 739,000	$ 677,663
0.38%, 07/01/27 CONV	908,000	743,652
BioMarin Pharmaceutical, Inc.
0.60%, 08/01/24 CONV	4,365,000	4,643,487
Blackline, Inc.
0.13%, 08/01/24 CONV	2,158,000	2,403,383
0.00%, 03/15/26 CONV»	1,735,000	1,486,678
Blackstone Mortgage Trust, Inc.
5.50%, 03/15/27 CONV	2,831,000	2,425,813
Block, Inc.
0.13%, 03/01/25 CONV	4,275,000	4,087,969
BofA Finance LLC
0.25%, 05/01/23 CONV	1,496,000	1,503,480
Booking Holdings, Inc.
0.75%, 05/01/25 CONVΔ	1,562,000	2,088,244
Box, Inc.
0.00%, 01/15/26 CONV»	2,223,000	2,926,579
Burlington Stores, Inc.
2.25%, 04/15/25 CONVΔ	1,409,000	1,627,395
Cable One, Inc.
0.00%, 03/15/26 CONV»	1,559,000	1,232,390
Ceridian HCM Holding, Inc.
0.25%, 03/15/26 CONV	960,000	846,240
Charles Schwab Corporation (The)
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.97%), 5.38%, 06/01/25ρ^	2,994,000	2,943,102
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.17%), 4.00%, 06/01/26ρ^	2,432,000	2,112,800
Cheesecake Factory, Inc. (The)
0.38%, 06/15/26 CONV	1,734,000	1,429,466
Chegg, Inc.
0.13%, 03/15/25 CONV	2,153,000	1,975,378
Citigroup, Inc.
(Variable, ICE LIBOR USD 3M + 4.07%), 5.95%, 04/30/23ρΔ^	2,165,000	2,149,304
Coherus Biosciences, Inc.
1.50%, 04/15/26 CONV	1,260,000	828,450
CONMED Corporation
2.63%, 02/01/24 CONV	667,000	759,046
2.25%, 06/15/27 144A CONV	2,668,000	2,443,888
Coupa Software, Inc.
0.13%, 06/15/25 CONV	1,983,000	1,926,088
Cracker Barrel Old Country Store, Inc.
0.63%, 06/15/26 CONV	2,683,000	2,304,026
Datadog, Inc.
0.13%, 06/15/25 CONV	1,376,000	1,508,440
Dexcom, Inc.
0.25%, 11/15/25 CONVΔ	2,444,000	2,670,070

See Notes to Financial Statements.

	Par	Value
DigitalOcean Holdings, Inc.
0.00%, 12/01/26 CONV»	$1,737,000	$1,307,093
DISH Network Corporation
3.38%, 08/15/26 CONV	4,786,000	3,010,394
Dominion Energy, Inc.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.99%), 4.65%, 12/15/24ρ^	411,000	361,680
Dropbox, Inc.
0.00%, 03/01/26 CONV»	2,186,000	1,984,888
0.00%, 03/01/28 CONV»	2,721,000	2,438,016
Duke Energy Corporation
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.39%), 4.88%, 09/16/24ρΔ^	561,000	513,315
Enphase Energy, Inc.
0.00%, 03/01/26 CONV»	1,862,000	2,106,853
Envestnet, Inc.
0.75%, 08/15/25 CONV	2,360,000	2,141,700
2.63%, 12/01/27 144A CONV	1,119,000	1,206,282
Etsy, Inc.
0.13%, 09/01/27 CONVΔ	3,262,000	3,270,155
0.25%, 06/15/28 CONV	1,892,000	1,629,580
Exact Sciences Corporation
1.00%, 01/15/25 CONV	1,362,000	1,410,351
0.38%, 03/15/27 CONVΔ	2,935,000	2,436,050
Five9, Inc.
0.50%, 06/01/25 CONV	3,264,000	2,997,984
Ford Motor Co.
0.00%, 03/15/26 CONVΔ»	2,995,000	2,840,757
FTI Consulting, Inc.
2.00%, 08/15/23 CONV	1,142,000	1,802,076
Greenbrier Cos., Inc. (The)
2.88%, 04/15/28 CONV	2,776,000	2,460,924
Guardant Health, Inc.
0.00%, 11/15/27 CONV»	1,569,000	983,606
Halozyme Therapeutics, Inc.
0.25%, 03/01/27 CONV	2,296,000	2,234,295
1.00%, 08/15/28 144A CONV	663,000	784,412
Herbalife Nutrition, Ltd.
2.63%, 03/15/24 CONV	2,260,000	2,089,370
Insight Enterprises, Inc.
0.75%, 02/15/25 CONV	1,658,000	2,496,948
Insulet Corporation
0.38%, 09/01/26 CONV	1,341,000	1,900,197
Integra LifeSciences Holdings Corporation
0.50%, 08/15/25 CONV	4,161,000	4,054,894
InterDigital, Inc.
3.50%, 06/01/27 144A CONV	1,191,000	1,131,450
	Par	Value
Ironwood Pharmaceuticals, Inc.
0.75%, 06/15/24 CONV	$3,226,000	$3,478,031
1.50%, 06/15/26 CONV	746,000	817,336
Itron, Inc.
0.00%, 03/15/26 CONVΔ»	1,165,000	959,727
Jamf Holding Corporation
0.13%, 09/01/26 CONVΔ	1,855,000	1,535,940
Jazz Investments I, Ltd.
1.50%, 08/15/24 CONV	282,000	278,651
2.00%, 06/15/26 CONV	1,023,000	1,221,206
JetBlue Airways Corporation
0.50%, 04/01/26 CONV	2,722,000	1,998,158
John Bean Technologies Corporation
0.25%, 05/15/26 CONV	2,704,000	2,334,904
JPMorgan Chase & Co.
(Variable, U.S. SOFR + 3.38%), 5.00%, 08/01/24ρ^	3,761,000	3,443,405
(Variable, U.S. SOFR + 3.13%), 4.60%, 02/01/25ρ^	1,083,000	957,101
LCI Industries
1.13%, 05/15/26 CONV	3,053,000	2,587,417
Liberty Media Corporation
1.38%, 10/15/23 CONV	636,000	786,414
2.13%, 03/31/48 144A CONV	3,665,000	3,456,095
Liberty Media Corporation-Liberty Formula One
2.25%, 08/15/27 144A CONV	2,431,000	2,334,976
Live Nation Entertainment, Inc.
2.00%, 02/15/25 CONVΔ	1,923,000	1,897,040
Livongo Health, Inc.
0.88%, 06/01/25 CONV	3,070,000	2,697,916
Lumentum Holdings, Inc.
0.50%, 12/15/26 CONV	513,000	442,463
0.50%, 06/15/28 144A CONV	3,479,000	2,650,650
MACOM Technology Solutions Holdings, Inc.
0.25%, 03/15/26 CONV	2,613,000	2,598,628
Marriott Vacations Worldwide Corporation
0.00%, 01/15/26 CONV»	1,881,000	1,843,380
3.25%, 12/15/27 144A CONV	822,000	813,780
Microchip Technology, Inc.
0.13%, 11/15/24 CONVΔ	7,178,000	7,734,295
NCL Corporation, Ltd.
1.13%, 02/15/27 CONV	4,808,000	3,287,710
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
NextEra Energy Partners LP
0.00%, 06/15/24 144A CONV»	$ 915,000	$ 863,303
0.00%, 11/15/25 144A CONV»	1,921,000	1,919,079
NextGen Healthcare, Inc.
3.75%, 11/15/27 144A CONV	1,338,000	1,398,539
NRG Energy, Inc.
2.75%, 06/01/48 CONV	2,710,000	2,692,385
NuVasive, Inc.
0.38%, 03/15/25 CONV	3,478,000	3,055,423
Okta, Inc.
0.13%, 09/01/25 CONV	230,000	203,205
0.38%, 06/15/26 CONV	1,534,000	1,296,230
ON Semiconductor Corporation
0.00%, 05/01/27 CONV»	1,144,000	1,521,520
Palo Alto Networks, Inc.
0.75%, 07/01/23 CONVΔ	558,000	883,035
Pandora Media LLC
1.75%, 12/01/23 CONV	1,378,000	1,409,875
Parsons Corporation
0.25%, 08/15/25 CONV	2,094,000	2,390,301
Patrick Industries, Inc.
1.75%, 12/01/28 CONV	2,329,000	1,909,780
Pegasystems, Inc.
0.75%, 03/01/25 CONV	2,724,000	2,361,367
Peloton Interactive, Inc.
0.00%, 02/15/26 CONV»	2,265,000	1,616,799
Perficient, Inc.
0.13%, 11/15/26 CONVΔ	3,123,000	2,428,132
Post Holdings, Inc.
2.50%, 08/15/27 144A CONV	2,439,000	2,573,633
Pure Storage, Inc.
0.13%, 04/15/23 CONV	2,402,000	2,591,758
Q2 Holdings, Inc.
0.75%, 06/01/26 CONV	2,806,000	2,323,368
Rapid7, Inc.
2.25%, 05/01/25 CONV	975,000	938,925
0.25%, 03/15/27 CONV	2,341,000	1,840,011
Redfin Corporation
0.00%, 10/15/25 CONV»	1,761,000	1,057,709
0.50%, 04/01/27 CONV	1,747,000	807,114
Royal Caribbean Cruises, Ltd.
6.00%, 08/15/25 144A CONV	538,000	678,418
Sabre GLBL, Inc.
4.00%, 04/15/25 CONV	1,224,000	1,318,126
Shift4 Payments, Inc.
0.50%, 08/01/27 CONV	1,129,000	955,699
Silicon Laboratories, Inc.
0.63%, 06/15/25 CONV	1,233,000	1,546,675
Snap, Inc.
0.00%, 05/01/27 CONV»	896,000	630,336
	Par	Value
0.13%, 03/01/28 144A CONV	$2,379,000	$1,599,878
SoFi Technologies, Inc.
0.00%, 10/15/26 144A CONV»	2,414,000	1,664,453
SolarEdge Technologies, Inc.
0.00%, 09/15/25 CONVΔ»	1,078,000	1,343,727
Southwest Airlines Co.
1.25%, 05/01/25 CONVΔ	2,997,000	3,610,636
Spirit Airlines, Inc.
1.00%, 05/15/26 CONV	3,155,000	2,555,550
Splunk, Inc.
1.13%, 09/15/25 CONV	2,230,000	2,105,120
1.13%, 06/15/27 CONVΔ	3,539,000	3,003,903
Stride, Inc.
1.13%, 09/01/27 CONV	2,446,000	2,190,638
Tandem Diabetes Care, Inc.
1.50%, 05/01/25 144A CONV	750,000	682,200
TripAdvisor, Inc.
0.25%, 04/01/26 CONV	3,353,000	2,694,135
Truist Financial Corporation
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.61%), 4.95%, 09/01/25ρ^	2,990,000	2,866,214
(Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 4.35%), 5.10%, 03/01/30ρ^	925,000	860,250
U.S. Bancorp
(Variable, ICE LIBOR USD 3M + 2.91%), 5.30%, 04/15/27ρ^	1,632,000	1,426,482
Uber Technologies, Inc.
0.00%, 12/15/25 CONVΔ»	1,667,000	1,412,376
Unity Software, Inc.
0.00%, 11/15/26 CONV»	1,226,000	923,791
Upstart Holdings, Inc.
0.25%, 08/15/26 CONV	915,000	484,950
Vail Resorts, Inc.
0.00%, 01/01/26 CONVΔ»	3,486,000	3,250,695
Varonis Systems, Inc.
1.25%, 08/15/25 CONV	2,247,000	2,368,338
Veradigm, Inc.
0.88%, 01/01/27 CONV	801,000	1,144,929
Verint Systems, Inc.
0.25%, 04/15/26 CONV	3,392,000	2,968,000
Wayfair, Inc.
0.63%, 10/01/25 CONVΔ	2,156,000	1,415,414
3.25%, 09/15/27 144A CONVΔ	1,852,000	1,421,410
Western Digital Corporation
1.50%, 02/01/24 CONV	199,000	190,543
Winnebago Industries, Inc.
1.50%, 04/01/25 CONV	2,058,000	2,168,618
Wolfspeed, Inc.
1.88%, 12/01/29 144A CONV	2,856,000	2,586,108

See Notes to Financial Statements.

	Par	Value
Workiva, Inc.
1.13%, 08/15/26 CONV	$1,207,000	$ 1,494,266
Ziff Davis, Inc.
1.75%, 11/01/26 144A CONV	3,799,000	3,806,598
Zillow Group, Inc.
2.75%, 05/15/25 CONV	1,721,000	1,645,276
1.38%, 09/01/26 CONV	1,671,000	1,700,243
Zscaler, Inc.
0.13%, 07/01/25 CONV	967,000	1,020,185
Total Corporate Bonds (Cost $283,902,006)		266,221,032
FOREIGN BONDS — 1.2%
Canada — 0.1%
IMAX Corporation
0.50%, 04/01/26 CONV	2,007,000	1,702,763
Israel — 0.4%
CyberArk Software, Ltd.
0.00%, 11/15/24 CONV»	2,646,000	2,813,153
Nice, Ltd.
0.00%, 09/15/25 CONV»	2,828,000	2,679,530
		5,492,683
Jersey — 0.2%
Novocure, Ltd.
0.00%, 11/01/25 CONV»	2,673,000	2,384,048
Netherlands — 0.5%
QIAGEN NV
0.00%, 12/17/27 CONV»	2,600,000	2,462,362
STMicroelectronics NV
0.00%, 08/04/25 CONVΔ»	3,200,000	3,367,018
		5,829,380
Total Foreign Bonds (Cost $16,370,179)		15,408,874

	Shares
EQUITY-LINKED SECURITIES — 0.7%
Applied Materials, Inc., Issued by JPMorgan Chase Bank, National Association, Maturity Date 01/24/2023†††	6,600	628,894
Berkshire Hathaway, Inc. Class B, Issued by Citigroup Global Markets, Inc., Maturity Date 02/27/2022 144A†††	2,400	703,200
Berkshire Hathaway, Inc. Class B, Issued by Goldman Sachs International, Maturity Date 01/19/2023†††	2,600	735,501
Berkshire Hathaway, Inc. Class B, Issued by Merrill Lynch International & Co. CV., Maturity Date 04/24/2023†††	3,000	867,660
	Shares	Value
Berkshire Hathaway, Inc. Class B, Issued by Merrill Lynch International & Co. CV., Maturity Date 05/08/2023†††	3,400	$ 994,432
Berkshire Hathaway, Inc. Class B, Issued by Royal Bank of Canada, Maturity Date 03/08/2023 CONV†††	4,900	1,428,448
Berkshire Hathaway, Inc. Class B, Issued by UBS A.G., Maturity Date 03/23/2023 144A†††	1,800	503,604
Berkshire Hathaway, Inc. Class B, Issued by UBS A.G., Maturity Date 06/15/2023 144A†††	4,800	1,468,464
Freeport-McMoRan Inc., Issued by JPMorgan Chase Bank, National Association, Maturity Date 01/24/2023†††	29,100	970,921
Masco Corporation, Issued by Royal Bank of Canada, Maturity Date 04/26/2023 CONV†††	10,800	504,252
Stanley Black & Decker, Inc., Issued by USB A.G., Maturity Date 04/17/2023 144A†††	6,700	533,588
Total Equity-Linked Securities (Cost $9,148,267)		9,338,964
MONEY MARKET FUNDS — 8.5%
GuideStone Money Market Fund, 3.97% (Institutional Class)Ø∞	28,530,098	28,530,098
Northern Institutional Liquid Assets Portfolio (Shares), 4.31%Ø§	28,833,084	28,833,084
Northern Institutional U.S. Government Portfolio (Shares), 3.73%Ø	50,056,357	50,056,357
Total Money Market Funds (Cost $107,419,539)		107,419,539

	Par
U.S. TREASURY OBLIGATIONS — 48.4%
U.S. Treasury Bill
4.35%, 04/27/23Ω‡‡	$203,000,000	200,142,766
U.S. Treasury Notes
0.50%, 03/15/23	41,900,000	41,581,211
0.25%, 06/15/23‡‡	50,000,000	49,032,326
0.13%, 09/15/23‡‡	50,000,000	48,433,287
0.13%, 12/15/23	35,900,000	34,391,268
0.25%, 03/15/24	32,300,000	30,638,947
0.25%, 06/15/24	32,500,000	30,516,992
0.38%, 09/15/24	32,500,000	30,312,598
1.00%, 12/15/24	3,700,000	3,465,426
1.13%, 02/28/27	81,000,000	72,140,625
0.75%, 01/31/28	84,000,000	71,577,187
Total U.S. Treasury Obligations (Cost $635,439,785)		612,232,633

See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
	Number of Contracts	Notional Amount	Value
PURCHASED OPTIONS — 3.3%
Call Options — 3.3%
S&P 500®, Strike Price $4,590.00, Expires 11/30/26 (MSCS)	370	$142,061,500	$ 18,692,950
S&P 500®, Strike Price $4,650.00, Expires 11/30/27 (MSCS)	390	149,740,500	23,143,976
Total Purchased Options (Premiums paid $67,425,202)			41,836,926
TOTAL INVESTMENTS — 102.3% (Cost $1,348,393,851)			1,293,100,114

WRITTEN OPTIONS — (0.4)%
Put Options — (0.4)%
AllianceBernstein Holding LP, Strike Price $30.00, Expires 01/20/23 (MSCS)	(7)	(24,059)	(105)
S&P 500®, Strike Price $3,770.00, Expires 01/06/23 (MSCS)	(2)	(767,900)	(3,060)
S&P 500®, Strike Price $3,770.00, Expires 01/13/23 (MSCS)	(1)	(383,950)	(3,575)
S&P 500®, Strike Price $3,775.00, Expires 01/20/23 (MSCS)	(17)	(6,527,150)	(76,925)
S&P 500®, Strike Price $3,805.00, Expires 01/06/23 (MSCS)	(84)	(32,251,800)	(209,580)
S&P 500®, Strike Price $3,810.00, Expires 01/27/23 (MSCS)	(7)	(2,687,650)	(47,495)
S&P 500®, Strike Price $3,815.00, Expires 01/06/23 (MSCS)	(3)	(1,151,850)	(8,550)
S&P 500®, Strike Price $3,815.00, Expires 01/20/23 (MSCS)	(72)	(27,644,400)	(425,592)
S&P 500®, Strike Price $3,825.00, Expires 01/27/23 (MSCS)	(168)	(64,503,600)	(1,238,160)
S&P 500®, Strike Price $3,830.00, Expires 01/06/23 (MSCS)	(2)	(767,900)	(6,870)
	Number ofContracts	NotionalAmount	Value
S&P 500®, Strike Price $3,830.00, Expires 01/20/23 (MSCS)	(98)	$(37,627,100)	$ (638,274)
S&P 500®, Strike Price $3,830.00, Expires 01/27/23 (MSCS)	(4)	(1,535,800)	(30,300)
S&P 500®, Strike Price $3,835.00, Expires 01/06/23 (MSCS)	(1)	(383,950)	(3,628)
S&P 500®, Strike Price $3,840.00, Expires 01/27/23 (MSCS)	(3)	(1,151,850)	(23,985)
S&P 500®, Strike Price $3,845.00, Expires 01/13/23 (MSCS)	(93)	(35,707,350)	(593,340)
S&P 500®, Strike Price $3,845.00, Expires 01/20/23 (MSCS)	(2)	(767,900)	(14,360)
S&P 500®, Strike Price $3,850.00, Expires 01/27/23 (MSCS)	(4)	(1,535,800)	(33,740)
S&P 500®, Strike Price $3,880.00, Expires 01/20/23 (MSCS)	(1)	(383,950)	(9,741)
S&P 500®, Strike Price $3,885.00, Expires 01/13/23 (MSCS)	(89)	(34,171,550)	(748,490)
S&P 500®, Strike Price $3,940.00, Expires 01/06/23 (MSCS)	(10)	(3,839,500)	(101,150)
S&P 500®, Strike Price $3,955.00, Expires 01/13/23 (MSCS)	(4)	(1,535,800)	(51,300)
S&P 500®, Strike Price $3,960.00, Expires 01/06/23 (MSCS)	(83)	(31,867,850)	(978,155)
S&P 500®, Strike Price $3,960.00, Expires 01/13/23 (MSCS)	(3)	(1,151,850)	(39,570)
Total Written Options (Premiums received $(6,262,003))			(5,285,945)
Liabilities in Excess of Other Assets — (1.9)%			(23,692,619)
NET ASSETS — 100.0%			$1,264,121,550

Futures Contracts outstanding at December 31, 2022:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	03/2023	262	$ 50,579,100	$(2,155,684)
10-Year U.S. Treasury Note	03/2023	172	19,315,063	(183,601)
U.S. Treasury Long Bond	03/2023	22	2,757,562	(56,109)
2-Year U.S. Treasury Note	03/2023	475	97,412,109	137,305
5-Year U.S. Treasury Note	03/2023	350	37,775,391	(87,345)
Total Futures Contracts outstanding at December 31, 2022			$207,839,225	$(2,345,434)

See Notes to Financial Statements.

Forward Foreign Currency Contracts outstanding at December 31, 2022:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/31/23	U.S. Dollars	719,569	Swedish Kronor	7,433,658	UBS	$ 3,469
03/31/23	Japanese Yen	3,053,710	U.S. Dollars	23,414	BOA	143
03/31/23	Swedish Kronor	183,371	U.S. Dollars	17,544	UBS	120
Subtotal Appreciation						$ 3,732
03/31/23	U.S. Dollars	442,395	Japanese Yen	59,855,130	BOA	$ (19,340)
03/31/23	U.S. Dollars	9,795,550	Swiss Francs	9,016,950	MSCS	(52,357)
03/31/23	U.S. Dollars	16,357,082	Euro	15,275,800	JPM	(97,216)
Subtotal Depreciation						$(168,913)
Total Forward Foreign Currency Contracts outstanding at December 31, 2022						$(165,181)
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$ 162,830,881	$162,830,881	$ —	$ —
Corporate Bonds	266,221,032	—	266,221,032	—
Equity-Linked Securities	9,338,964	—	—	9,338,964
Foreign Bonds	15,408,874	—	15,408,874	—
Foreign Common Stocks:
Ireland	17,973,994	17,973,994	—	—
Jersey	811,071	811,071	—	—
Switzerland	14,723,750	3,216,150	11,507,600	—
Other ^^	19,083,262	—	19,083,262	—
Total Foreign Common Stocks	52,592,077	22,001,215	30,590,862	—
Foreign Preferred Stocks:
Germany	1,323,874	—	1,323,874	—
Jersey	289,764	289,764	—	—
Total Foreign Preferred Stocks	1,613,638	289,764	1,323,874	—
Master Limited Partnership	2,234,050	2,234,050	—	—
Money Market Funds	107,419,539	107,419,539	—	—
Mutual Funds	13,254,210	13,254,210	—	—
Preferred Stocks	8,117,290	8,117,290	—	—
Purchased Options:
Call Options	41,836,926	41,836,926	—	—
U.S. Treasury Obligations	612,232,633	—	612,232,633	—
Total Assets - Investments in Securities	$1,293,100,114	$357,983,875	$925,777,275	$9,338,964
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 3,732	$ —	$ 3,732	$ —
Futures Contracts	137,305	137,305	—	—
Total Assets - Other Financial Instruments	$ 141,037	$ 137,305	$ 3,732	$ —

See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Written Options:
Put Options	$(5,285,945)	$(5,285,945)	$ —	$ —
Total Liabilities - Investments in Securities	$(5,285,945)	$(5,285,945)	$ —	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (168,913)	$ —	$(168,913)	$ —
Futures Contracts	(2,482,739)	(2,482,739)	—	—
Total Liabilities - Other Financial Instruments	$(2,651,652)	$(2,482,739)	$(168,913)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" and "Forward Foreign Currency Contracts outstanding" disclosures.
There were no transfers to or from Level 3 during the year ended December 31, 2022.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2022.
See Notes to Financial Statements.

Global Impact Fund (Unaudited)
The Fund is actively managed and invests in a diversified portfolio of equity and fixed income securities and is benchmarked to a composite of 60% MSCI ACWI (All Country World Index) Index and 40% Bloomberg US Aggregate Bond Index. For the one-year period ending December 31, 2022, the Investor Class of the Fund underperformed its composite benchmark (-21.28% versus -15.90%).
Both equity and fixed income asset classes detracted from relative-to-benchmark performance. An overweight to interest rate sensitive sectors like information technology was the primary drag within the equity allocation and was the largest detractor for the Fund. The fixed income allocation was additive in relative terms for most of the year but lagged significantly in the fourth quarter as credit sectors, where the Fund is underweight, outperformed.  For the full calendar year 2022, the fixed income allocation was a detractor to the Fund’s performance.
Derivatives were utilized in the Fund to provide market exposure for the cash positions and to manage interest rate risk. These derivative positions primarily included stock index futures and fixed income futures. In aggregate, these positions detracted from performance.
During the year, the Fund remained focused on its objective of capital appreciation with modest current income by investing in a mix of equity and fixed income assets with the intent of generating positive impact in line with the Adviser’s Christian values.
This Fund may be suitable for investors who have a long-term investment horizon, possess a relatively high tolerance for risk and seek to participate in the return potential of stocks at a slightly lower risk level than an all-stock portfolio. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity. This Fund is subject to interest rate risk, meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. It is possible to lose money by investing in the Fund.
To the extent that the investment adviser or sub-advisers misjudge current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater risks than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged, so small changes in value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.

See Notes to Financial Statements.

Global Impact Fund (Unaudited)
At December 31, 2022, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Mortgage-Backed Securities	16.0
Information Technology	15.6
Financials	9.7
Money Market Funds	8.8
Industrials	8.8
Municipal Bonds	7.9
Corporate Bonds	7.6
Health Care	4.3
Consumer Discretionary	3.9
Asset-Backed Securities	3.6
Utilities	3.0
Communication Services	2.3
Materials	2.1
Real Estate	1.8
Foreign Bonds	1.1
Private Investment	0.8
Consumer Staples	0.8
Agency Obligations	0.7
Energy	0.6
Loan Agreements	0.1
99.5
Average Annual Total Returns as of 12/31/22
	Institutional Class*	Investor Class*	Benchmark**
One Year	(20.99%)	(21.28%)	(15.90%)
Five Year	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A
Since Inception(1)	(6.90%)	(7.29%)	(3.60%)
Inception Date	01/29/21	01/29/21
Total Fund Operating Expenses (May 1, 2022 Prospectus)(2)	0.82%	1.21%

(1)	The Since Inception benchmark performance is based on the start date of January 29, 2021, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
See Notes to Financial Statements.

Global Impact Fund (Unaudited)

Investor Class*
Benchmark Index**
MSCI All Country World Index (ACWI)
Bloomberg U.S. Aggregate Bond Index
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
$7,500
2021
2022
$9,721
$9,321

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund since January 29, 2021 with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**The Benchmark Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The Benchmark Index is 60% MSCI ACWI (All Country World Index) Index and 40% Bloomberg US Aggregate Bond Index.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

GLOBAL IMPACT FUND
SCHEDULE OF INVESTMENTS
December 31, 2022
	Par	Value
AGENCY OBLIGATIONS — 0.7%
United States International Development Finance Corporation
1.44%, 04/15/28	$500,000	$ 435,051
1.65%, 04/15/28	500,000	439,216
Total Agency Obligations (Cost $1,000,000)		874,267
ASSET-BACKED SECURITIES — 3.6%
GoodLeap Sustainable Home Solutions Trust, Series 2022-1GS, Class B
2.94%, 01/20/49 144A	453,293	333,587
Loanpal Solar Loan, Ltd., Series 2021-2GS, Class A
2.22%, 03/20/48 144A	438,950	322,958
Luminace ABS-2022 Issuer LLC, Series 2022-1, Class B
5.91%, 07/30/62 144A	798,907	734,474
Sunnova Helios II Issuer LLC, Series 2019-AA, Class A
3.75%, 06/20/46 144A	499,604	446,308
Sunnova Helios II Issuer LLC, Series 2021-B, Class A
1.62%, 07/20/48 144A	303,925	236,574
Sunnova Helios V Issuer LLC, Series 2021-A, Class A
1.80%, 02/20/48 144A	339,554	277,376
Sunnova Helios VII Issuer LLC, Series 2021-C, Class A
2.03%, 10/20/48 144A	458,648	375,655
Sunnova Sol IV Issuer LLC, Series 2022-A, Class C
3.53%, 02/22/49 144A	424,641	347,374
Tesla Auto Lease Trust, Series 2021-A, Class D
1.34%, 03/20/25 144A	890,000	843,127
Tesla Auto Lease Trust, Series 2021-B, Class D
1.32%, 09/22/25 144A	500,000	460,903
Total Asset-Backed Securities (Cost $5,111,748)		4,378,336
CORPORATE BONDS — 7.6%
Agilent Technologies, Inc.
2.30%, 03/12/31	250,000	202,763
American Water Capital Corporation
4.45%, 06/01/32	850,000	818,598
Amgen, Inc.
4.20%, 02/22/52	340,000	273,040
Avangrid, Inc.
3.15%, 12/01/24	850,000	813,437
3.80%, 06/01/29	250,000	228,273
Baxalta, Inc.
4.00%, 06/23/25	500,000	487,515
	Par	Value
Becton, Dickinson and Co.
3.73%, 12/15/24	$274,000	$ 267,330
1.96%, 02/11/31	165,000	131,276
4.69%, 12/15/44	132,000	119,100
BlueHub Loan Fund, Inc.
3.10%, 01/01/30	625,000	543,423
Bridge Housing Corporation
3.25%, 07/15/30	300,000	260,775
DH Europe Finance II S.a.r.l.
2.60%, 11/15/29	300,000	263,830
Essential Utilities, Inc.
5.30%, 05/01/52	250,000	236,716
Gilead Sciences, Inc.
3.65%, 03/01/26	392,000	378,827
5.65%, 12/01/41	238,000	245,355
Low Income Investment Fund
3.39%, 07/01/26	600,000	566,860
Mary Free Bed Rehabilitation Hospital
3.79%, 04/01/51	300,000	212,654
National Community Renaissance of California
3.27%, 12/01/32	600,000	482,986
NextEra Energy Capital Holdings, Inc.
3.55%, 05/01/27	500,000	472,525
2.44%, 01/15/32	580,000	471,671
PerkinElmer, Inc.
2.25%, 09/15/31	175,000	138,058
Preservation Of Affordable Housing, Inc.
4.48%, 12/01/32	470,000	427,905
Providence College
3.19%, 11/01/50	600,000	406,865
Reinvestment Fund, Inc. (The)
3.93%, 02/15/28	500,000	461,762
Verizon Communications, Inc.
3.88%, 02/08/29	300,000	282,714
Total Corporate Bonds (Cost $10,713,613)		9,194,258
FOREIGN BONDS — 1.1%
Chile — 0.3%
Empresa de Transporte de Pasajeros Metro SA
3.65%, 05/07/30	400,000	364,211
United Kingdom — 0.8%
Reckitt Benckiser Treasury Services PLC
3.00%, 06/26/27 144A	650,000	603,798
Vodafone Group PLC
5.25%, 05/30/48	400,000	356,402
		960,200
Total Foreign Bonds (Cost $1,574,137)		1,324,411

See Notes to Financial Statements.

GLOBAL IMPACT FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
LOAN AGREEMENTS — 0.1%
Ciello Supermarket, Inc. STRIP, SBA Loan
0.23%, 09/15/31 IO †††	$1,730,749	$ 7,261
Georgia Act and Healthcare Services, Inc. STRIP, SBA Loan
1.28%, 03/15/46 IO †††	279,508	10,112
Ideal Therapy Rehabilitative Services II LLC STRIP, SBA Loan
0.48%, 01/15/46 IO †††	475,255	6,448
JILS Corporation STRIP, SBA Loan
1.23%, 08/15/31 IO †††	324,428	7,749
MBT Industries LLC STRIP, SBA Loan
0.53%, 08/15/31 IO †††	477,219	4,614
MCJT Phamaceutical Care, Inc. STRIP, SBA Loan
1.28%, 08/15/46 IO †††	356,315	12,891
N&K Market, Inc. STRIP, SBA Loan
0.73%, 02/15/31 IO †††	273,850	4,062
Southwest Technologies, Inc. STRIP, SBA Loan
1.23%, 06/15/31 IO †††	401,496	9,589
Total Loan Agreements (Cost $107,038)		62,726
MORTGAGE-BACKED SECURITIES — 16.0%
BX Commercial Mortgage Trust, Series 2022-AHP, Class C
(Floating, CME Term SOFR 1M + 2.09%, 2.09% Floor), 6.43%, 01/17/39 144A †	685,000	650,857
Federal Home Loan Mortgage Corporation
2.00%, 02/01/51	352,310	288,660
2.00%, 03/01/51	747,286	612,027
3.00%, 02/01/52	680,705	599,827
3.50%, 03/01/52	1,553,825	1,416,761
4.00%, 06/01/52	518,036	487,204
4.50%, 07/01/52	606,157	584,667
Federal National Mortgage Association
1.59%, 03/01/31	500,000	401,956
1.61%, 03/01/31	481,914	396,972
1.62%, 03/01/31	500,000	395,544
2.03%, 04/01/31	250,000	207,456
2.59%, 03/01/32	543,067	474,128
1.65%, 03/01/33	500,000	394,905
2.01%, 03/01/33	100,000	81,356
2.00%, 03/01/51	1,944,867	1,592,669
3.00%, 02/01/52	2,096,015	1,845,743
3.50%, 03/01/52	1,466,260	1,337,077
3.50%, 04/01/52	765,195	697,698
4.00%, 06/01/52	1,431,774	1,346,468
4.50%, 07/01/52	687,775	663,372
5.00%, 09/01/52	501,339	495,186
5.50%, 10/01/52	545,733	548,421
6.00%, 11/01/52	259,634	264,059
	Par	Value
6.50%, 11/01/52	$199,835	$ 205,106
6.50%, 12/01/52	273,491	280,706
FRESB Mortgage Trust, Series 2021-SB87, Class A5H
0.78%, 04/25/41	458,990	411,681
Small Business Administration
(Floating, Prime Rate U.S. + 1.07%), 7.32%, 06/25/30†	57,267	61,932
(Floating, Prime Rate U.S. + 0.93%), 7.18%, 12/25/30†	142,778	157,188
(Floating, Prime Rate U.S. + 2.33%), 8.58%, 01/25/31†	102,008	111,761
(Floating, Prime Rate U.S. + 1.03%), 7.28%, 02/25/31†	185,418	204,481
(Floating, Prime Rate U.S. + 0.33%), 6.58%, 07/25/31†	299,692	322,473
(Floating, Prime Rate U.S. + 0.86%), 7.11%, 08/25/31†	241,949	268,680
(Floating, Prime Rate U.S. + 0.64%), 6.89%, 07/25/32†	163,110	177,436
(Floating, Prime Rate U.S. - 0.36%), 5.89%, 12/25/45†	201,400	221,556
(Floating, Prime Rate U.S. + 0.54%), 6.79%, 12/25/45†	213,589	243,599
(Floating, Prime Rate U.S. + 0.12%), 6.37%, 01/25/46†	171,742	194,076
(Floating, Prime Rate U.S. + 0.33%), 6.58%, 04/25/46†	229,704	247,394
(Floating, Prime Rate U.S. + 0.38%), 6.63%, 08/25/46†	469,744	519,975
Total Mortgage-Backed Securities (Cost $21,790,791)		19,411,057
MUNICIPAL BONDS — 7.9%
Arlington Higher Education Finance Corporation, Revenue Bond (PSF-Gtd.)
0.50%, 08/15/23	175,000	170,362
California Municipal Finance Authority, Revenue Bond
4.57%, 10/01/52	500,000	420,319
California State Health Facilities Financing Authority, Revenue Bond
1.98%, 06/01/30	600,000	486,756
Carroll County Water Authority, Revenue Bond, Series B
1.96%, 07/01/29	150,000	125,116
City & County of San Francisco, General Obligation, Series A
1.78%, 06/15/29	600,000	487,812
City of Deltona Utility System, Revenue Bond (BAM Insured)
1.54%, 10/01/29	250,000	201,732
City of Phoenix Civic Improvement Corporation, Junior Lien Revenue Bond, Series C
1.84%, 07/01/29	640,000	533,176

See Notes to Financial Statements.

	Par	Value
Connecticut Green Bank, Revenue Bond
2.15%, 11/15/29	$207,000	$172,022
Connecticut Housing Finance Authority, Revenue Bond, Series 29
1.20%, 06/15/25	400,000	365,373
District of Columbia Housing Finance Agency, Revenue Bond, Series A-2 (FHA Insured)
1.90%, 03/01/29	140,000	117,982
2.05%, 03/01/30	420,000	348,840
Lancaster Power Authority, Revenue Bond (AGM Insured)
2.56%, 11/01/33	275,000	212,837
2.68%, 11/01/34	275,000	210,541
Metropolitan Water District of Salt Lake & Sandy, Revenue Bond, Series B
1.52%, 07/01/28	200,000	168,850
Monterey Regional Waste Management Authority, Revenue Bond
2.31%, 04/01/32	700,000	563,177
Narragansett Bay Commission, Revenue Bond
2.09%, 09/01/30	500,000	406,022
New York City Housing Development Corporation, Revenue Bond, Series B
0.82%, 05/01/25	150,000	136,298
0.92%, 11/01/25	200,000	179,203
1.02%, 05/01/26	250,000	219,465
New York State Housing Finance Agency, Revenue Bond (SonyMA Insured)
1.13%, 11/01/25	165,000	149,767
Newark Higher Education Finance Corporation, Revenue Bond, Series A
4.62%, 04/01/50	600,000	494,622
North Carolina Capital Facilities Finance Agency, Revenue Bond, Series B
1.05%, 10/01/23	150,000	144,779
1.43%, 10/01/24	100,000	92,914
Philadelphia Authority for Industrial Development, Revenue Bond, Holy Family University Project
4.30%, 09/01/24	200,000	196,724
Redevelopment Authority of the City of Philadelphia, Revenue Bond, Series A
1.93%, 09/01/27	500,000	437,101
Riverside Community College District, General Obligation
0.82%, 08/01/25	195,000	177,575
Romulus Community Schools, General Obligation, Series B (Q-SBLF Insured)
1.00%, 05/01/25	200,000	183,485
	Par	Value
Rowland Water District, Revenue Bond, Series A
2.56%, 12/01/36	$ 590,000	$ 432,869
San Antonio Education Facilities Corporation, Revenue Bond
1.74%, 04/01/25	250,000	229,892
San Diego Public Facilities Financing Authority, Revenue Bond, Series B
2.13%, 08/01/29	290,000	241,734
Santa Clara Valley Water District COPS
1.78%, 06/01/31	440,000	344,215
Somerset County Improvement Authority, Revenue Bond (County Gtd.)
0.97%, 04/15/25	530,000	484,470
Tift County Hospital Authority, Revenue Bond (County Gtd.)
1.05%, 12/01/25	325,000	289,483
United Independent School District, General Obligation (PSF-Gtd.)
5.00%, 08/15/25	160,000	161,291
Total Municipal Bonds (Cost $11,360,580)		9,586,804
PRIVATE INVESTMENT — 0.8%
Calvert Impact Capital, Inc. (Cost $1,000,000)	1,000,000	1,000,000

	Shares
COMMON STOCKS — 23.6%
Communication Services — 1.0%
T-Mobile US, Inc.*	8,725	1,221,500
Consumer Discretionary — 1.1%
Home Depot, Inc. (The)	2,255	712,264
NIKE, Inc. Class B	5,261	615,590
		1,327,854
Consumer Staples — 0.2%
McCormick & Co., Inc. (Non-Voting Shares)Δ	3,307	274,117
Financials — 3.0%
Marsh & McLennan Cos., Inc.	7,781	1,287,600
Progressive Corporation (The)	11,065	1,435,241
Walker & Dunlop, Inc.Δ	11,665	915,469
		3,638,310
Health Care — 2.2%
Encompass Health Corporation	19,261	1,152,000
Humana, Inc.	3,020	1,546,814
		2,698,814
Industrials — 3.7%
Advanced Drainage Systems, Inc.	6,488	531,822
Evoqua Water Technologies Corporation*	26,148	1,035,461
Westinghouse Air Brake Technologies Corporation	16,887	1,685,492
See Notes to Financial Statements.

GLOBAL IMPACT FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Xylem, Inc.	10,485	$ 1,159,326
		4,412,101
Information Technology — 10.9%
Atlassian Corporation Class A*	4,508	580,090
Autodesk, Inc.*	7,563	1,413,298
Bill.com Holdings, Inc.*	2,874	313,151
Cadence Design Systems, Inc.*	3,519	565,292
IPG Photonics Corporation*	8,565	810,849
Lam Research Corporation	1,987	835,136
Mastercard, Inc. Class A	3,738	1,299,815
Microchip Technology, Inc.	20,753	1,457,898
Microsoft Corporation	12,178	2,920,528
NVIDIA Corporation	6,733	983,961
Texas Instruments, Inc.	8,011	1,323,577
Workday, Inc. Class A*	3,952	661,288
		13,164,883
Real Estate — 1.5%
Crown Castle International Corporation REIT	4,932	668,976
Equinix, Inc. REIT	826	541,055
Prologis, Inc. REIT	5,808	654,736
		1,864,767
Total Common Stocks (Cost $29,313,935)		28,602,346
FOREIGN COMMON STOCKS — 29.2%
Australia — 0.7%
AGL Energy, Ltd.	2,594	14,200
Bendigo and Adelaide Bank, Ltd.Δ	1,405	9,324
BHP Group, Ltd.	4,371	135,400
BlueScope Steel, Ltd.	839	9,562
Dexus REIT	3,894	20,444
Fortescue Metals Group, Ltd.	4,950	69,187
GPT Group (The) REIT (Athens Exchange)	8,037	22,922
Harvey Norman Holdings, Ltd.	3,371	9,446
Incitec Pivot, Ltd.	6,531	16,625
Mirvac Group REIT	8,787	12,712
Nanosonics, Ltd.*	59,208	172,073
Newcrest Mining, Ltd.	1,986	27,848
Northern Star Resources, Ltd.	2,958	22,136
Rio Tinto, Ltd.	995	78,531
Santos, Ltd.	5,641	27,744
Scentre Group REIT	19,252	37,475
South32, Ltd.	13,627	37,360
Stockland REIT	4,932	12,147
Vicinity Centres REIT	15,262	20,608
Woodside Energy Group, Ltd.	992	24,024
Worley, Ltd.	1,105	11,271
		791,039
Austria — 0.0%
EVN AG	413	7,468
Strabag SE	233	9,752
		17,220
Belgium — 0.1%
Ageas SA/NV	630	27,954
	Shares	Value
Etablissements Franz Colruyt NV	323	$ 7,377
Groupe Bruxelles Lambert SA	310	24,775
		60,106
Canada — 3.6%
Algonquin Power & Utilities CorporationΔ	1,073	6,990
AltaGas, Ltd.Δ	582	10,050
Barrick Gold Corporation	5,116	87,697
Boralex, Inc. Class A	42,788	1,264,679
CGI, Inc.*	581	50,080
Emera, Inc.	704	26,907
Empire Co., Ltd.	399	10,508
Fortis, Inc.	1,196	47,858
Hydro One, Ltd. 144A	1,047	28,046
iA Financial Corporation, Inc.	255	14,929
Innergex Renewable Energy, Inc.Δ	68,781	822,934
Intact Financial Corporation	10,458	1,505,442
Kinross Gold Corporation	2,301	9,381
Lightspeed Commerce, Inc.Δ *	447	6,388
Loblaw Cos., Ltd.	574	50,753
Lundin Mining CorporationΔ	1,752	10,753
Magna International, Inc.	765	42,973
Manulife Financial Corporation	5,565	99,258
Metro, Inc.	793	43,908
Pan American Silver Corporation	461	7,524
Power Corporation of Canada	1,746	41,071
RioCan REIT	651	10,159
Teck Resources, Ltd. Class B	1,302	49,205
Tourmaline Oil Corporation	978	49,348
West Fraser Timber Co., Ltd.	228	16,463
WSP Global, Inc.	215	24,944
		4,338,248
China — 0.1%
ENN Energy Holdings, Ltd.	1,800	25,143
Linklogis, Inc. Class B 144A *	282,387	146,391
		171,534
Denmark — 0.2%
AP Moeller - Maersk A/S Class A	21	46,281
AP Moeller - Maersk A/S Class B	20	44,772
Coloplast A/S Class B	561	65,723
Danske Bank A/S	3,405	67,157
ROCKWOOL International A/S, B Shares	51	11,939
		235,872
Finland — 0.2%
Kesko OYJ, B Shares	855	18,892
Kojamo OYJ	524	7,750
Neste OYJ	1,200	55,340
Nokia OYJ	14,151	65,741
Orion OYJ Class B	386	21,162
Stora Enso OYJ, R Shares	2,038	28,735
UPM-Kymmene OYJ	1,440	53,887
		251,507
France — 3.2%
Alstom SAΔ	661	16,172

See Notes to Financial Statements.

	Shares	Value
AXA SA	1,176	$ 32,758
BNP Paribas SA	3,280	186,761
Bouygues SA	416	12,477
Cie de St-Gobain	1,473	72,060
Cie Generale des Etablissements Michelin SCA	1,784	49,697
Credit Agricole SA	3,502	36,839
Electricite de France SA	1,524	19,566
Engie SA	5,894	84,320
Legrand SA	15,657	1,255,406
Orange SA	4,646	46,098
Sanofi	3,191	307,697
Schneider Electric SE	9,729	1,366,289
Societe Generale SA	2,116	53,077
TotalEnergies SEΔ	5,480	343,997
Vivendi SE	2,851	27,235
		3,910,449
Germany — 1.4%
adidas AG	3,126	423,656
Allianz SE	70	14,949
Aroundtown SAΔ	2,455	5,719
Bayerische Motoren Werke AG	915	81,009
Covestro AG 144A	455	17,725
Deutsche Bank AG	5,315	59,749
Evonik Industries AG	617	11,768
Fresenius SE & Co. KGaA	1,260	35,194
HeidelbergCement AG	427	24,196
Knorr-Bremse AG	14,549	791,501
Mercedes-Benz Group AG	2,478	162,049
Volkswagen AG	88	13,805
Vonovia SE	2,192	51,636
		1,692,956
Hong Kong — 1.4%
AIA Group, Ltd.	130,000	1,435,641
CK Asset Holdings, Ltd.	5,500	33,732
Fosun International, Ltd.	10,500	8,523
Hang Lung Properties, Ltd.	6,000	11,688
Henderson Land Development Co., Ltd.	3,000	10,444
Hongkong Land Holdings, Ltd.	2,200	10,122
New World Development Co., Ltd.	3,000	8,415
Power Assets Holdings, Ltd.	3,500	19,129
Sino Land Co., Ltd.	8,000	9,978
Sun Hung Kai Properties, Ltd. (Hong Kong Exchange)	5,000	68,297
Swire Pacific, Ltd. Class A	2,000	17,532
Swire Properties, Ltd.	5,000	12,664
Wharf Holdings, Ltd. (The)	3,000	8,800
Wharf Real Estate Investment Co., Ltd.*	4,000	23,297
		1,678,262
Ireland — 2.4%
Aon PLC Class A	5,519	1,656,473
ICON PLC*	6,410	1,245,142
		2,901,615
	Shares	Value
Israel — 0.1%
Azrieli Group, Ltd.	284	$ 18,939
Bank Hapoalim BM	3,580	32,234
Bank Leumi Le-Israel BM	5,105	42,519
Israel Discount Bank, Ltd. Class A	2,446	12,841
Mivne Real Estate KD, Ltd.	3,200	10,178
Nova, Ltd.*	104	8,398
Plus500, Ltd.	523	11,355
Teva Pharmaceutical Industries, Ltd. ADR*	3,279	29,904
		166,368
Italy — 0.2%
Assicurazioni Generali SpA	3,549	63,110
Mediobanca Banca di Credito Finanziario SpA	2,220	21,332
Telecom Italia SpAΔ *	34,892	8,087
UniCredit SpA	6,067	86,088
		178,617
Japan — 6.9%
AGC, Inc.	500	16,593
Aisin Corporation	300	7,954
Alfresa Holdings Corporation	800	10,169
Asahi Kasei Corporation	5,000	35,593
Bridgestone Corporation	1,900	67,273
Brother Industries, Ltd.	600	9,068
Canon, Inc.Δ	900	19,480
Chiba Bank, Ltd. (The)	2,200	16,052
Chubu Electric Power Co., Inc.	2,200	22,749
Dai Nippon Printing Co., Ltd.	800	16,072
Daiwa House Industry Co., Ltd.	1,600	36,858
Denso Corporation	2,000	98,080
Electric Power Development Co., Ltd.	600	9,529
ENEOS Holdings, Inc.	9,000	30,649
Ezaki Glico Co., Ltd.	1,400	38,397
FUJIFILM Holdings Corporation	1,100	55,002
Fujitsu, Ltd.	600	79,991
Fukuoka Financial Group, Inc.	700	15,902
Haseko Corporation	2,200	24,573
Hitachi, Ltd.	2,800	140,886
Honda Motor Co., Ltd.	5,500	125,450
House Foods Group, Inc.	1,900	40,053
Idemitsu Kosan Co., Ltd.	800	18,729
Inpex Corporation	3,000	32,236
Isuzu Motors, Ltd.	1,600	18,549
ITOCHU Corporation	4,200	131,766
Japan Post Bank Co., Ltd.Δ	1,400	12,002
Japan Post Holdings Co., Ltd.	5,000	42,070
Japan Post Insurance Co., Ltd.	700	12,311
JFE Holdings, Inc.	1,400	16,245
Kajima Corporation	1,200	13,965
Kansai Electric Power Co., Inc. (The)	5,300	51,468
Kawasaki Heavy Industries, Ltd.	500	11,606
Keyence Corporation	2,000	776,490
Kuraray Co., Ltd.	1,300	10,405
Kyocera Corporation	1,100	54,600
See Notes to Financial Statements.

GLOBAL IMPACT FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Kyushu Electric Power Co., Inc.	1,700	$ 9,609
Marubeni Corporation	5,000	57,280
MatsukiyoCocokara & Co.	300	15,079
Mazda Motor Corporation	1,900	14,242
Medipal Holdings Corporation	800	10,574
Mitsubishi Chemical Holdings Corporation	3,900	20,190
Mitsubishi Corporation	4,500	146,092
Mitsubishi Electric Corporation	5,700	56,481
Mitsubishi Gas Chemical Co., Inc.	600	8,248
Mitsubishi HC Capital, Inc.	2,400	11,805
Mitsubishi Heavy Industries, Ltd.	1,100	43,468
Mitsui & Co., Ltd.	5,000	145,629
Mitsui Chemicals, Inc.	500	11,230
Mitsui OSK Lines, Ltd.Δ	1,200	29,985
Mizuho Financial Group, Inc.	6,300	88,756
Murata Manufacturing Co., Ltd.	14,400	710,139
NEC Corporation	700	24,548
NGK Insulators, Ltd.	800	10,142
NGK Spark Plug Co., Ltd.	500	9,164
NH Foods, Ltd.	1,400	39,087
Nidec Corporation	11,300	581,488
Nikon Corporation	1,300	11,496
Nintendo Co., Ltd.	27,000	1,135,258
NIPPON EXPRESS HOLDINGS, INC.	200	11,422
Nippon Steel Corporation	3,000	52,053
Nippon Telegraph & Telephone Corporation	3,800	108,370
Nippon Yusen KK	900	21,223
Nomura Real Estate Holdings, Inc.	400	8,553
Obayashi Corporation	1,800	13,596
Oji Holdings Corporation	2,800	11,309
ORIX Corporation	3,800	60,825
Otsuka Holdings Co., Ltd.	2,100	68,487
Panasonic Corporation	6,700	56,072
Resona Holdings, Inc.	6,500	35,701
Ricoh Co., Ltd.	1,800	13,700
Rohm Co., Ltd.	300	21,507
Seiko Epson Corporation	1,000	14,549
Sekisui Chemical Co., Ltd.	1,000	13,938
Sekisui House, Ltd.	1,600	28,366
Shimadzu Corporation	29,100	823,818
Shimano, Inc.	5,800	916,510
SoftBank Group Corporation	3,800	160,713
Sojitz Corporation	700	13,338
Subaru Corporation	2,200	33,308
Sumitomo Corporation	4,300	71,479
Sumitomo Dainippon Pharma Co., Ltd.	1,200	9,096
Sumitomo Electric Industries, Ltd.	2,200	24,857
Sumitomo Mitsui Financial Group, Inc.	3,900	156,906
Sumitomo Mitsui Trust Holdings, Inc.	900	31,406
Taisei Corporation	400	12,898
Taisho Pharmaceutical Holdings Co., Ltd.	300	13,196
Taiyo Yuden Co., Ltd.	400	11,524
	Shares	Value
Tokyo Gas Co., Ltd.	1,200	$ 23,496
Tokyo Tatemono Co., Ltd.	800	9,685
Tokyu Fudosan Holdings Corporation	2,100	9,958
TOPPAN, Inc.	1,000	14,767
Toray Industries, Inc.	8,000	44,491
Tosoh Corporation	800	9,513
Toyo Suisan Kaisha, Ltd.	800	30,821
Toyota Industries Corporation	600	32,595
Toyota Motor Corporation	1,500	20,464
Toyota Tsusho Corporation	600	22,071
Tsumura & Co.	400	8,772
Yamada Holdings Co., Ltd.	3,000	10,649
Yamaha Motor Co., Ltd.	1,100	24,861
		8,389,668
Jersey — 0.8%
Aptiv PLC*	10,427	971,067
Netherlands — 2.1%
ASM International NV	113	28,672
ASML Holding NV	2,181	1,189,195
ING Groep NV	9,860	120,106
JDE Peet's NV	1,094	31,644
Just Eat Takeaway.com NV 144A Δ *	506	10,770
Koninklijke Ahold Delhaize NV	2,823	81,165
Koninklijke Philips NV	2,067	31,102
NN Group NV	968	39,584
Stellantis NV	6,781	96,360
Wolters Kluwer NV	9,140	956,367
		2,584,965
New Zealand — 0.1%
Auckland International Airport, Ltd.*	2,641	13,098
Contact Energy, Ltd.	2,296	11,236
Fletcher Building, Ltd.	2,796	8,371
Mercury NZ, Ltd.	2,733	9,655
Meridian Energy, Ltd.	3,464	11,522
		53,882
Norway — 0.1%
Austevoll Seafood ASA	1,410	12,717
Norsk Hydro ASA	2,796	20,893
Orkla ASA	7,033	50,759
Yara International ASA	518	22,749
		107,118
Portugal — 0.0%
EDP - Energias de Portugal SA	8,366	41,703
Singapore — 0.1%
Capitaland Investment, Ltd.	4,000	11,055
Flex, Ltd.*	1,182	25,366
Wilmar International, Ltd.	21,400	66,669
		103,090
Spain — 0.3%
Banco Bilbao Vizcaya Argentaria SA	18,482	111,322
Banco Santander SA	47,025	140,610
CaixaBank SA	15,739	61,710
EDP Renovaveis SA	730	16,086

See Notes to Financial Statements.

	Shares	Value
Repsol SA	3,878	$ 61,726
		391,454
Sweden — 0.4%
Boliden AB	833	31,289
Castellum AB	1,068	12,934
Fabege AB	900	7,654
Fastighets AB Balder, B Shares	2,585	12,065
Holmen AB, B Shares	744	29,570
Husqvarna AB, B SharesΔ	1,156	8,119
Industrivarden AB, A Shares	474	11,529
Industrivarden AB, C Shares	480	11,646
Investor AB, A Shares	1,443	26,847
Investor AB, B Shares	5,175	93,672
Kinnevik AB, B Shares*	568	7,818
L E Lundbergforetagen AB, B Shares	237	10,104
Neobo Fastigheter AB††† Δ	361	677
Samhallsbyggnadsbolaget i Norden ABΔ	3,615	6,029
Securitas AB, B Shares	986	8,228
Skanska AB, B Shares	1,128	17,882
SKF AB, B SharesΔ	1,050	16,037
SSAB AB, A Shares	1,775	9,712
SSAB AB, B Shares	2,573	13,403
Svenska Cellulosa AB SCA, B Shares	1,662	21,049
Swedbank AB, A Shares	2,815	47,881
Trelleborg AB, B Shares	758	17,509
		421,654
Switzerland — 1.7%
Alcon, Inc.	1,317	90,371
Credit Suisse Group AG	6,059	18,089
Holcim, Ltd. (Swiss Exchange)*	1,358	70,294
Novartis AG	3,858	349,139
Swatch Group AG (The)	227	11,803
Swatch Group AG (The) (Swiss Exchange)	75	21,317
Swisscom AG	50	27,391
TE Connectivity, Ltd.	11,527	1,323,300
UBS Group AG	10,789	200,527
		2,112,231
United Kingdom — 3.1%
3i Group PLC	3,326	53,639
abrdn PLC	8,459	19,222
Anglo American PLC	4,038	158,128
Associated British Foods PLC	3,105	58,867
AVEVA Group PLCΔ	551	21,328
Aviva PLC	6,330	33,578
Barclays PLC	49,882	94,916
Barratt Developments PLC	5,955	28,443
Berkeley Group Holdings PLC	503	22,931
BT Group PLC	27,563	37,218
CK Hutchison Holdings, Ltd.	8,500	50,922
DS Smith PLC	283,327	1,092,906
HSBC Holdings PLC	27,947	173,203
J Sainsbury PLC	9,038	23,705
Johnson Matthey PLC	843	21,545
Kingfisher PLC	10,381	29,495
	Shares	Value
Land Securities Group PLC REIT	4,322	$ 32,290
Lloyds Banking Group PLC	234,903	128,190
Melrose Industries PLC	28,670	46,190
NatWest Group PLC	20,775	66,256
Pearson PLC	2,529	28,557
Persimmon PLC	1,338	19,619
Rio Tinto PLC	3,269	230,085
SSE PLC	55,594	1,143,399
Standard Chartered PLC (London Exchange)	9,823	73,265
Taylor Wimpey PLC	13,096	16,039
Vodafone Group PLC	86,097	87,192
		3,791,128
Total Foreign Common Stocks (Cost $41,170,870)		35,361,753
FOREIGN PREFERRED STOCKS — 0.1%
Germany — 0.1%
Bayerische MotorenWerke AG
7.32%, ◊	192	16,203
Porsche Automobil Holding SE
5.00%, ◊	395	21,542
Volkswagen AG
6.50%, ◊	541	67,111
Total Foreign Preferred Stocks (Cost $130,903)		104,856
MONEY MARKET FUNDS — 8.8%
GuideStone Money Market Fund, 3.97% (Institutional Class)Ø ∞	10,510,712	10,510,712
Northern Institutional Liquid Assets Portfolio (Shares), 4.31%Ø §	85,974	85,974
Total Money Market Funds (Cost $10,596,686)		10,596,686
TOTAL INVESTMENTS —99.5% (Cost $133,870,301)		120,497,500
Other Assets in Excess of Liabilities — 0.5%		647,810
NET ASSETS — 100.0%		$121,145,310
See Notes to Financial Statements.

GLOBAL IMPACT FUND
SCHEDULE OF INVESTMENTS (Continued)
Futures Contracts outstanding at December 31, 2022:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
Canadian Dollars/U.S. Dollars	03/2023	5	$ 369,600	$ 653
S&P/TSX 60 Index	03/2023	2	345,613	(11,810)
MSCI EAFE Index	03/2023	32	3,119,040	(53,452)
MSCI Emerging Markets	03/2023	29	1,391,130	(20,325)
Ultra 10-Year U.S. Treasury Note	03/2023	(27)	(3,193,594)	38,862
Ultra Long U.S. Treasury Bond	03/2023	23	3,089,188	(38,572)
2-Year U.S. Treasury Note	03/2023	20	4,101,563	3,849
Total Futures Contracts outstanding at December 31, 2022			$ 9,222,540	$(80,795)

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 874,267	$ —	$ 874,267	$ —
Asset-Backed Securities	4,378,336	—	4,378,336	—
Common Stocks	28,602,346	28,602,346	—	—
Corporate Bonds	9,194,258	—	9,194,258	—
Foreign Bonds	1,324,411	—	1,324,411	—
Foreign Common Stocks:
Austria	17,220	9,752	7,468	—
Canada	4,338,248	4,338,248	—	—
Ireland	2,901,615	2,901,615	—	—
Israel	166,368	29,904	136,464	—
Jersey	971,067	971,067	—	—
Singapore	103,090	25,366	77,724	—
Sweden	421,654	—	420,977	677
Switzerland	2,112,231	1,323,300	788,931	—
Other ^^	24,330,260	—	24,330,260	—
Total Foreign Common Stocks	35,361,753	9,599,252	25,761,824	677
Foreign Preferred Stocks	104,856	—	104,856	—
Loan Agreements	62,726	—	—	62,726
Money Market Funds	10,596,686	10,596,686	—	—
Mortgage-Backed Securities	19,411,057	—	19,411,057	—
Municipal Bonds	9,586,804	—	9,586,804	—
Private Investment	1,000,000	—	1,000,000	—
Total Assets - Investments in Securities	$120,497,500	$48,798,284	$71,635,813	$ 63,403
Other Financial Instruments***
Futures Contracts	$ 43,364	$ 43,364	$ —	$ —
Total Assets - Other Financial Instruments	$ 43,364	$ 43,364	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (124,159)	$ (124,159)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (124,159)	$ (124,159)	$ —	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
There were no transfers to or from Level 3 during the year ended December 31, 2022.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2022.
See Notes to Financial Statements.

Equity Index Fund (Unaudited)
The Fund was passively managed and attempted to replicate the performance of its benchmark, the S&P 500® Index. The Fund was comprised of domestic, large-cap equity stocks with both value- and growth-style orientations. The objective of the Fund is to provide investment results approximating the aggregate price and dividend performance of the securities included in the S&P 500® Index. However, the Fund’s returns relative to its benchmark could be lower in certain market environments and also due to the exclusion of certain securities from the Fund’s portfolio because of the Fund’s faith-based investment policies and restrictions.
The Investor Class of the Fund returned -18.91% for the one-year period ended December 31, 2022, as compared to a return of -18.11% for the S&P 500® Index. The return differential was primarily a result of faith-based investment restrictions and expenses of the Fund.
In 2022, exchange-listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a negative impact on Fund performance for the year.
This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio by adding a potentially higher return, higher risk option of equity securities. It is possible to lose money by investing in the Fund.
At December 31, 2022, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Information Technology	24.8
Health Care	14.8
Financials	11.7
Consumer Discretionary	9.1
Industrials	8.2
Communication Services	7.2
Consumer Staples	7.1
Energy	5.1
Money Market Funds	3.5
Utilities	3.0
Materials	2.8
Real Estate	2.5
99.8
Average Annual Total Returns as of 12/31/22
	Institutional Class*	Investor Class*	Benchmark**
One Year	(18.70%)	(18.91%)	(18.11%)
Five Year	9.21%	8.93%	9.42%
Ten Year	12.39%	12.12%	12.56%
Since Inception	7.54%	7.37%	7.74%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2022 Prospectus)(1)	0.12%	0.39%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

See Notes to Financial Statements.

Equity Index Fund (Unaudited)

Investor Class*
S&P 500® Index**
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$32,654
$31,407
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2012 to December 31, 2022, with all dividends and capital gains reinvested, with the S&P 500® Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
December 31, 2022
	Shares	Value
COMMON STOCKS — 93.0%
Communication Services — 7.2%
Activision Blizzard, Inc.	80,700	$ 6,177,585
Alphabet, Inc. Class A*	538,079	47,474,710
Alphabet, Inc. Class C*	481,920	42,760,762
AT&T, Inc.	695,409	12,802,480
Charter Communications, Inc. Class A*	9,845	3,338,440
Comcast Corporation Class A	404,032	14,128,999
DISH Network Corporation Class A*	2,880	40,435
Electronic Arts, Inc.	29,821	3,643,530
Fox Corporation Class AΔ	31,129	945,388
Fox Corporation Class B	9,099	258,867
Interpublic Group of Cos., Inc. (The)	47,139	1,570,200
Live Nation Entertainment, Inc.*	10,940	762,956
Lumen Technologies, Inc.Δ	78,333	408,898
Meta Platforms, Inc. Class A*	202,001	24,308,800
Netflix, Inc.*	37,898	11,175,362
News Corporation Class A	13,865	252,343
News Corporation Class BΔ	13,984	257,865
Omnicom Group, Inc.	24,095	1,965,429
Paramount Global Class BΔ	52,671	889,086
Take-Two Interactive Software, Inc.*	14,065	1,464,588
T-Mobile US, Inc.*	56,762	7,946,680
Verizon Communications, Inc.	416,470	16,408,918
Walt Disney Co. (The)*	156,299	13,579,257
Warner Bros Discovery, Inc.*	173,969	1,649,226
		214,210,804
Consumer Discretionary — 9.0%
Advance Auto Parts, Inc.	6,948	1,021,564
Amazon.com, Inc.*	786,276	66,047,184
AutoZone, Inc.*	1,895	4,673,411
Bath & Body Works, Inc.	13,836	583,049
Best Buy Co., Inc.	15,833	1,269,965
Booking Holdings, Inc.*	3,547	7,148,198
BorgWarner, Inc.	6,279	252,730
CarMax, Inc.Δ*	12,596	766,970
Carnival CorporationΔ*	59,898	482,778
Chipotle Mexican Grill, Inc.*	2,169	3,009,466
D.R. Horton, Inc.Δ	16,760	1,493,986
Darden Restaurants, Inc.	9,727	1,345,536
Dollar General Corporation	18,720	4,609,800
Dollar Tree, Inc.*	18,243	2,580,290
Domino’s Pizza, Inc.	3,030	1,049,592
eBay, Inc.	52,085	2,159,965
Etsy, Inc.*	6,963	834,028
Expedia Group, Inc.*	10,462	916,471
Ford Motor Co.	308,985	3,593,496
General Motors Co.	115,117	3,872,536
Genuine Parts Co.	16,089	2,791,602
Hasbro, Inc.	10,784	657,932
Hilton Worldwide Holdings, Inc.	23,098	2,918,663
Home Depot, Inc. (The)	94,508	29,851,297
Lennar Corporation Class A	10,983	993,962
LKQ Corporation	18,658	996,524
	Shares	Value
Lowe’s Cos., Inc.	60,309	$ 12,015,965
Marriott International, Inc. Class A	24,714	3,679,667
McDonald’s Corporation	71,075	18,730,395
Mohawk Industries, Inc.*	2,387	243,999
Newell Brands, Inc.	39,118	511,663
NIKE, Inc. Class B	119,062	13,931,445
Norwegian Cruise Line Holdings, Ltd.Δ*	18,047	220,895
NVR, Inc.*	171	788,751
O’Reilly Automotive, Inc.*	6,551	5,529,241
Pool CorporationΔ	3,147	951,433
PulteGroup, Inc.	5,415	246,545
Ralph Lauren Corporation	2,058	217,469
Ross Stores, Inc.	25,592	2,970,463
Royal Caribbean Cruises, Ltd.Δ*	22,682	1,121,171
Starbucks Corporation	104,235	10,340,112
Tapestry, Inc.	305	11,614
Target Corporation	40,435	6,026,432
Tesla, Inc.*	235,301	28,984,377
TJX Cos., Inc. (The)	106,830	8,503,668
Tractor Supply Co.	10,039	2,258,474
Ulta Beauty, Inc.*	3,840	1,801,229
VF Corporation	27,573	761,291
Whirlpool Corporation	1,099	155,465
Yum! Brands, Inc.	28,870	3,697,670
		269,620,429
Consumer Staples — 7.1%
Archer-Daniels-Midland Co.	53,884	5,003,129
Campbell Soup Co.	28,952	1,643,026
Church & Dwight Co., Inc.	27,416	2,210,004
Clorox Co. (The)	12,213	1,713,850
Coca-Cola Co. (The)	406,934	25,885,072
Colgate-Palmolive Co.	102,892	8,106,861
Conagra Brands, Inc.	80,687	3,122,587
Costco Wholesale Corporation	39,544	18,051,836
Estee Lauder Cos., Inc. (The) Class A	24,032	5,962,580
General Mills, Inc.	81,538	6,836,961
Hershey Co. (The)	17,543	4,062,433
Hormel Foods Corporation	54,805	2,496,368
J.M. Smucker Co. (The)	15,075	2,388,784
Kellogg Co.	47,724	3,399,858
Keurig Dr. Pepper, Inc.	116,575	4,157,064
Kimberly-Clark Corporation	41,146	5,585,569
Kraft Heinz Co. (The)	91,246	3,714,625
Kroger Co. (The)	76,152	3,394,856
Lamb Weston Holdings, Inc.	4,774	426,605
McCormick & Co., Inc. (Non-Voting Shares)Δ	25,400	2,105,406
Mondelez International, Inc. Class A	149,208	9,944,713
Monster Beverage Corporation*	37,307	3,787,780
PepsiCo, Inc.	142,948	25,824,986
Procter & Gamble Co. (The)	233,305	35,359,706
Sysco Corporation	42,504	3,249,431
Tyson Foods, Inc. Class A	27,409	1,706,210
Walgreens Boots Alliance, Inc.	68,939	2,575,561

See Notes to Financial Statements.

	Shares	Value
Walmart, Inc.	134,293	$ 19,041,404
		211,757,265
Energy — 4.9%
APA Corporation	18,290	853,777
Archrock, Inc.	13	117
Baker Hughes Co.	101,928	3,009,934
Chevron Corporation	167,485	30,061,883
ConocoPhillips	119,384	14,087,312
Coterra Energy, Inc.	73,032	1,794,396
Devon Energy Corporation	56,709	3,488,170
Diamondback Energy, Inc.	10,890	1,489,534
EOG Resources, Inc.	52,844	6,844,355
EQT Corporation	19,299	652,885
Exxon Mobil Corporation	377,086	41,592,586
Halliburton Co.	68,091	2,679,381
Hess Corporation	18,891	2,679,122
Kinder Morgan, Inc.	206,299	3,729,886
Marathon Oil Corporation	59,299	1,605,224
Marathon Petroleum Corporation	47,537	5,532,831
Occidental Petroleum Corporation	64,318	4,051,391
ONEOK, Inc.	35,809	2,352,651
Phillips 66	42,184	4,390,511
Pioneer Natural Resources Co.	21,443	4,897,367
Targa Resources Corporation	19,483	1,432,000
Valero Energy Corporation	35,767	4,537,402
Williams Cos., Inc. (The)	112,057	3,686,675
		145,449,390
Financials — 11.0%
Aflac, Inc.	55,516	3,993,821
Allstate Corporation (The)	28,840	3,910,704
American Express Co.	56,945	8,413,624
American International Group, Inc.	67,569	4,273,063
Ameriprise Financial, Inc.	10,345	3,221,123
Arch Capital Group, Ltd.*	33,000	2,071,740
Arthur J. Gallagher & Co.	18,366	3,462,726
Assurant, Inc.	6,335	792,255
Bank of America Corporation	636,853	21,092,571
Bank of New York Mellon Corporation (The)	72,967	3,321,458
Berkshire Hathaway, Inc. Class B*	169,553	52,374,922
BlackRock, Inc.	13,016	9,223,528
Brown & Brown, Inc.	18,702	1,065,453
Capital One Financial Corporation	34,907	3,244,955
Cboe Global Markets, Inc.	13,221	1,658,839
Charles Schwab Corporation (The)	133,123	11,083,821
Cincinnati Financial Corporation	10,988	1,125,061
Citigroup, Inc.	170,029	7,690,412
Citizens Financial Group, Inc.	34,788	1,369,603
CME Group, Inc.	34,101	5,734,424
Comerica, Inc.	10,547	705,067
Discover Financial Services	22,685	2,219,273
Everest Re Group, Ltd.	3,173	1,051,120
FactSet Research Systems, Inc.	4,700	1,885,687
Fifth Third Bancorp	52,084	1,708,876
First Republic Bank	11,885	1,448,663
Franklin Resources, Inc.Δ	23,495	619,798
Globe Life, Inc.Δ	4,186	504,622
	Shares	Value
Goldman Sachs Group, Inc. (The)	27,330	$ 9,384,575
Hartford Financial Services Group, Inc. (The)	28,747	2,179,885
Huntington Bancshares, Inc.	118,830	1,675,503
Intercontinental Exchange, Inc.	50,280	5,158,225
Invesco, Ltd.	17,740	319,143
JPMorgan Chase & Co.	267,748	35,905,007
KeyCorp	64,549	1,124,444
Lincoln National Corporation	2,879	88,443
Loews Corporation	28,928	1,687,370
M&T Bank Corporation	18,081	2,622,830
MarketAxess Holdings, Inc.	2,840	792,048
Marsh & McLennan Cos., Inc.	46,486	7,692,503
MetLife, Inc.	64,005	4,632,042
Moody’s Corporation	11,483	3,199,393
Morgan Stanley	122,245	10,393,270
MSCI, Inc.	5,628	2,617,977
Nasdaq, Inc.	27,420	1,682,217
Northern Trust Corporation	16,617	1,470,438
PNC Financial Services Group, Inc. (The)	41,612	6,572,199
Principal Financial Group, Inc.Δ	22,421	1,881,570
Progressive Corporation (The)	63,647	8,255,652
Prudential Financial, Inc.	36,128	3,593,291
Raymond James Financial, Inc.	13,842	1,479,018
Regions Financial Corporation	64,510	1,390,836
S&P Global, Inc.	31,215	10,455,152
Signature Bank	4,900	564,578
State Street Corporation	30,870	2,394,586
SVB Financial Group*	3,809	876,603
Synchrony Financial	32,331	1,062,397
T. Rowe Price Group, Inc.Δ	22,044	2,404,119
Travelers Cos., Inc. (The)	33,059	6,198,232
Truist Financial Corporation	137,473	5,915,463
U.S. Bancorp	140,705	6,136,145
W.R. Berkley Corporation	41,166	2,987,417
Wells Fargo & Co.	334,461	13,809,895
Zions Bancorp NA	7,446	366,045
		328,235,720
Health Care — 14.4%
Abbott Laboratories	163,407	17,940,455
Agilent Technologies, Inc.	55,100	8,245,715
Align Technology, Inc.*	3,830	807,747
AmerisourceBergen Corporation	17,971	2,977,974
Amgen, Inc.	75,403	19,803,844
Baxter International, Inc.	49,046	2,499,875
Becton, Dickinson and Co.	32,351	8,226,859
Biogen, Inc.*	28,095	7,780,067
Bio-Rad Laboratories, Inc. Class A*	5,348	2,248,781
Boston Scientific Corporation*	120,221	5,562,626
Bristol-Myers Squibb Co.	357,877	25,749,250
Cardinal Health, Inc.	27,527	2,116,001
Catalent, Inc.*	57,662	2,595,367
Centene Corporation*	48,859	4,006,927
Charles River Laboratories International, Inc.*	10,283	2,240,666
Cigna Corporation	29,323	9,715,883
CVS Health Corporation	128,942	12,016,105
See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Danaher Corporation	75,479	$ 20,033,636
DaVita, Inc.Δ*	9,259	691,370
DENTSPLY SIRONA, Inc.Δ	16,089	512,274
DexCom, Inc.*	34,256	3,879,149
Edwards Lifesciences Corporation*	57,327	4,277,168
Elevance Health, Inc.	23,091	11,844,990
Eli Lilly and Co.	96,548	35,321,120
Gilead Sciences, Inc.	217,897	18,706,457
HCA Healthcare, Inc.	21,308	5,113,068
Henry Schein, Inc.*	19,612	1,566,410
Hologic, Inc.*	29,305	2,192,307
Humana, Inc.	12,059	6,176,499
IDEXX Laboratories, Inc.Δ*	6,155	2,510,994
Illumina, Inc.*	14,975	3,027,945
Incyte Corporation*	76,092	6,111,709
Intuitive Surgical, Inc.*	28,775	7,635,446
IQVIA Holdings, Inc.*	31,875	6,530,869
Laboratory Corporation of America Holdings	9,830	2,314,768
McKesson Corporation	15,020	5,634,302
Mettler-Toledo International, Inc.*	3,500	5,059,075
Moderna, Inc.*	33,300	5,981,346
Molina Healthcare, Inc.*	4,758	1,571,187
Organon & Co.	184,695	5,158,531
PerkinElmer, Inc.	26,737	3,749,062
Quest Diagnostics, Inc.	16,017	2,505,700
Regeneron Pharmaceuticals, Inc.*	13,410	9,675,181
ResMed, Inc.	11,820	2,460,097
Stryker Corporation	27,962	6,836,429
Teleflex, Inc.	4,060	1,013,498
Thermo Fisher Scientific, Inc.	31,334	17,255,320
UnitedHealth Group, Inc.	86,419	45,817,625
Universal Health Services, Inc. Class B	6,340	893,243
Vertex Pharmaceuticals, Inc.*	35,976	10,389,149
Viatris, Inc.	639,516	7,117,813
Waters Corporation*	10,349	3,545,360
West Pharmaceutical Services, Inc.	14,246	3,352,796
Zimmer Biomet Holdings, Inc.	14,768	1,882,920
Zoetis, Inc.	124,712	18,276,544
		431,155,499
Industrials — 7.7%
3M Co.	52,910	6,344,967
A.O. Smith Corporation	16,217	928,261
Alaska Air Group, Inc.*	21,968	943,306
American Airlines Group, Inc.Δ*	39,524	502,745
AMETEK, Inc.	16,745	2,339,611
Boeing Co. (The)*	43,789	8,341,367
C.H. Robinson Worldwide, Inc.Δ	12,459	1,140,746
Carrier Global Corporation	63,362	2,613,682
Caterpillar, Inc.	46,694	11,186,015
Cintas Corporation	6,438	2,907,530
Copart, Inc.*	22,082	1,344,573
CoStar Group, Inc.*	24,000	1,854,720
CSX Corporation	195,759	6,064,614
Cummins, Inc.	10,680	2,587,657
Deere & Co.	23,820	10,213,063
	Shares	Value
Delta Air Lines, Inc.*	64,874	$ 2,131,760
Dover Corporation	11,833	1,602,307
Emerson Electric Co.	55,944	5,373,981
Equifax, Inc.Δ	9,414	1,829,705
Expeditors International of Washington, Inc.Δ	6,818	708,527
Fastenal Co.	46,855	2,217,179
FedEx Corporation	15,791	2,735,001
Fortive Corporation	28,087	1,804,590
Generac Holdings, Inc.*	4,876	490,818
General Dynamics Corporation	26,348	6,537,202
General Electric Co.	87,424	7,325,257
Honeywell International, Inc.	58,926	12,627,842
Howmet Aerospace, Inc.Δ	32,372	1,275,781
Huntington Ingalls Industries, Inc.	2,805	647,057
IDEX Corporation	5,716	1,305,134
Illinois ToolWorks, Inc.	28,151	6,201,665
Ingersoll-Rand, Inc.	25,879	1,352,178
J.B. Hunt Transport Services, Inc.	9,677	1,687,282
Jacobs Solutions, Inc.	12,155	1,459,451
L3Harris Technologies, Inc.	20,606	4,290,375
Leidos Holdings, Inc.	16,258	1,710,179
Lockheed Martin CorporationΔ	24,060	11,704,949
Masco Corporation	23,878	1,114,386
Nordson Corporation	5,292	1,258,014
Norfolk Southern Corporation	24,732	6,094,459
Northrop Grumman Corporation	14,300	7,802,223
Old Dominion Freight Line, Inc.	7,428	2,107,918
Otis Worldwide CorporationΔ	31,681	2,480,939
PACCAR, Inc.	30,598	3,028,284
Parker-Hannifin Corporation	8,815	2,565,165
Quanta Services, Inc.Δ	5,431	773,918
Raytheon Technologies Corporation	126,686	12,785,151
Republic Services, Inc.	27,745	3,578,828
Robert Half International, Inc.	4,920	363,244
Rockwell Automation, Inc.	10,107	2,603,260
Rollins, Inc.	21,375	781,042
Snap-on, Inc.	5,899	1,347,863
Southwest Airlines Co.*	75,882	2,554,947
Stanley Black & Decker, Inc.	10,352	777,642
Textron, Inc.	15,886	1,124,729
TransDigm Group, Inc.	3,326	2,094,216
Union Pacific Corporation	60,280	12,482,180
United Airlines Holdings, Inc.*	14,679	553,398
United Parcel Service, Inc. Class B	67,186	11,679,614
United Rentals, Inc.Δ*	1,903	676,364
Verisk Analytics, Inc.Δ	12,729	2,245,650
W.W. Grainger, Inc.	2,817	1,566,956
Waste Management, Inc.	42,596	6,682,460
Westinghouse Air Brake Technologies Corporation	11,295	1,127,354
Xylem, Inc.	9,669	1,069,101
		229,650,382
Information Technology — 24.1%
Adobe, Inc.*	40,106	13,496,872
Advanced Micro Devices, Inc.*	136,143	8,817,982
Akamai Technologies, Inc.*	12,022	1,013,455

See Notes to Financial Statements.

	Shares	Value
Amphenol Corporation Class A	67,536	$ 5,142,191
Analog Devices, Inc.	51,555	8,456,567
ANSYS, Inc.*	6,671	1,611,647
Apple, Inc.	1,350,764	175,504,767
Applied Materials, Inc.	71,724	6,984,483
Arista Networks, Inc.*	18,552	2,251,285
Autodesk, Inc.*	18,555	3,467,373
Automatic Data Processing, Inc.	40,773	9,739,039
Broadcom, Inc.	36,610	20,469,749
Broadridge Financial Solutions, Inc.	10,733	1,439,617
Cadence Design Systems, Inc.*	23,512	3,776,968
CDW Corporation	11,000	1,964,380
Ceridian HCM Holding, Inc.Δ*	10,792	692,307
Cisco Systems, Inc.	391,486	18,650,393
Cognizant Technology Solutions Corporation Class A	50,859	2,908,626
Corning, Inc.Δ	81,585	2,605,825
DXC Technology Co.*	18,725	496,213
Enphase Energy, Inc.*	10,555	2,796,653
EPAM Systems, Inc.*	4,578	1,500,394
F5, Inc.*	6,504	933,389
Fidelity National Information Services, Inc.	56,930	3,862,700
First Solar, Inc.*	6,998	1,048,230
Fiserv, Inc.*	52,804	5,336,900
FleetCor Technologies, Inc.*	6,254	1,148,735
Fortinet, Inc.*	57,750	2,823,397
Gartner, Inc.*	5,295	1,779,861
Gen Digital, Inc.	62,969	1,349,426
Global Payments, Inc.	22,769	2,261,417
Hewlett Packard Enterprise Co.	113,804	1,816,312
HP, Inc.Δ	103,716	2,786,849
Intel Corporation	388,769	10,275,165
International Business Machines Corporation	85,616	12,062,438
Intuit, Inc.	23,429	9,119,035
Jack Henry & Associates, Inc.	11,540	2,025,962
Juniper Networks, Inc.	50,500	1,613,980
Keysight Technologies, Inc.*	13,420	2,295,759
KLA Corporation	11,211	4,226,883
Lam Research Corporation	10,705	4,499,311
Mastercard, Inc. Class A	77,193	26,842,322
Microchip Technology, Inc.	41,030	2,882,357
Micron Technology, Inc.	92,474	4,621,851
Microsoft Corporation	666,854	159,924,926
Monolithic Power Systems, Inc.	3,300	1,166,913
Motorola Solutions, Inc.	15,740	4,056,355
NetApp, Inc.	26,509	1,592,131
NVIDIA Corporation	216,132	31,585,530
ON Semiconductor Corporation*	33,696	2,101,620
Oracle Corporation	144,267	11,792,385
Paychex, Inc.	34,804	4,021,950
Paycom Software, Inc.*	3,850	1,194,694
PayPal Holdings, Inc.*	97,844	6,968,450
PTC, Inc.*	6,734	808,349
Qorvo, Inc.*	3,926	355,853
QUALCOMM, Inc.	101,161	11,121,640
Roper Technologies, Inc.	12,111	5,233,042
	Shares	Value
Salesforce, Inc.*	86,670	$ 11,491,575
ServiceNow, Inc.*	16,274	6,318,706
Skyworks Solutions, Inc.	15,419	1,405,133
SolarEdge Technologies, Inc.*	4,244	1,202,198
Synopsys, Inc.*	14,009	4,472,934
Teledyne Technologies, Inc.*	4,739	1,895,173
Teradyne, Inc.Δ	9,806	856,554
Texas Instruments, Inc.	86,227	14,246,425
Trimble, Inc.*	19,275	974,544
Tyler Technologies, Inc.*	3,141	1,012,690
VeriSign, Inc.*	6,588	1,353,439
Visa, Inc. Class AΔ	148,850	30,925,076
Western Digital Corporation*	22,012	694,479
Zebra Technologies Corporation Class A*	4,187	1,073,589
		719,245,418
Materials — 2.1%
Air Products and Chemicals, Inc.	20,651	6,365,877
Albemarle Corporation	8,321	1,804,492
Avery Dennison Corporation	3,272	592,232
Ball Corporation	26,240	1,341,914
Celanese Corporation	9,582	979,664
CF Industries Holdings, Inc.	17,573	1,497,220
Corteva, Inc.	79,424	4,668,543
Dow, Inc.	82,656	4,165,036
DuPont de Nemours, Inc.Δ	47,302	3,246,336
Eastman Chemical Co.	14,389	1,171,840
Ecolab, Inc.	20,111	2,927,357
FMC Corporation	14,783	1,844,918
Freeport-McMoRan, Inc.	112,863	4,288,794
International Flavors & Fragrances, Inc.	23,797	2,494,877
International Paper Co.	43,581	1,509,210
Martin Marietta Materials, Inc.	5,969	2,017,343
Mosaic Co. (The)	35,598	1,561,684
Newmont Corporation	75,968	3,585,690
Nucor Corporation	23,742	3,129,433
Packaging Corporation of America	13,571	1,735,867
PPG Industries, Inc.	18,443	2,319,023
Sealed Air Corporation	10,710	534,215
Sherwin-Williams Co. (The)	21,527	5,109,003
Steel Dynamics, Inc.	14,925	1,458,172
Vulcan Materials Co.	11,222	1,965,084
Westrock Co.	21,818	767,121
		63,080,945
Real Estate — 2.5%
Alexandria Real Estate Equities, Inc. REIT	11,494	1,674,331
American Tower Corporation REIT	39,668	8,404,062
AvalonBay Communities, Inc. REIT	14,896	2,406,002
Boston Properties, Inc. REIT	11,272	761,762
Camden Property Trust REIT	8,401	939,904
CBRE Group, Inc. Class A*	35,708	2,748,088
Crown Castle International Corporation REIT	38,898	5,276,125
Digital Realty Trust, Inc. REIT	25,560	2,562,901
See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Equinix, Inc. REIT	8,002	$ 5,241,550
Equity Residential REIT	36,341	2,144,119
Essex Property Trust, Inc. REIT	8,395	1,779,068
Extra Space Storage, Inc. REIT	8,534	1,256,034
Federal Realty Investment Trust REITΔ	2,600	262,704
Healthpeak Properties, Inc. REIT	68,876	1,726,721
Host Hotels & Resorts, Inc. REIT	18,980	304,629
Invitation Homes, Inc. REITΔ	34,795	1,031,324
Iron Mountain, Inc. REIT	32,755	1,632,837
Kimco Realty Corporation REIT	56,971	1,206,646
Mid-America Apartment Communities, Inc. REIT	12,145	1,906,644
Prologis, Inc. REIT	81,752	9,215,903
Public Storage REIT	14,785	4,142,609
Realty Income Corporation REIT	65,287	4,141,154
Regency Centers Corporation REIT	15,104	944,000
SBA Communications Corporation REIT	9,082	2,545,775
Simon Property Group, Inc. REIT	25,427	2,987,164
UDR, Inc. REIT	34,368	1,331,073
Ventas, Inc. REIT	33,547	1,511,292
Vornado Realty Trust REITΔ	15,993	332,814
Welltower, Inc. REIT	51,201	3,356,226
Weyerhaeuser Co. REIT	57,740	1,789,940
		75,563,401
Utilities — 3.0%
AES Corporation (The)	56,201	1,616,341
Alliant Energy Corporation	22,632	1,249,513
Ameren Corporation	19,884	1,768,085
American Electric Power Co., Inc.	43,060	4,088,547
American Water Works Co., Inc.	16,760	2,554,559
Atmos Energy Corporation	14,912	1,671,188
CenterPoint Energy, Inc.	50,231	1,506,428
CMS Energy CorporationΔ	24,417	1,546,329
Consolidated Edison, Inc.	54,284	5,173,808
Constellation Energy Corporation	21,977	1,894,637
Dominion Energy, Inc.	84,336	5,171,483
DTE Energy Co.	16,224	1,906,807
Duke Energy Corporation	78,614	8,096,456
Edison International	35,412	2,252,911
Entergy Corporation	16,902	1,901,475
Evergy, Inc.	17,247	1,085,354
Eversource Energy	27,044	2,267,369
Exelon Corporation	90,545	3,914,260
FirstEnergy Corporation	45,258	1,898,121
NextEra Energy, Inc.	162,121	13,553,316
NiSource, Inc.	23,079	632,826
NRG Energy, Inc.Δ	19,377	616,576
PG&E Corporation*	85,821	1,395,449
Pinnacle West Capital Corporation	4,108	312,372
PPL Corporation	38,698	1,130,756
Public Service Enterprise Group, Inc.	46,751	2,864,434
Sempra Energy	30,276	4,678,853
Southern Co. (The)	109,049	7,787,189
WEC Energy Group, Inc.	33,758	3,165,150
	Shares	Value
Xcel Energy, Inc.	35,982	$ 2,522,698
		90,223,290
Total Common Stocks (Cost $1,908,324,829)		2,778,192,543
FOREIGN COMMON STOCKS — 3.3%
Canada — 0.0%
Enerflex, Ltd.	6	38
Curacao — 0.2%
Schlumberger NV	127,652	6,824,276
Ireland — 2.2%
Accenture PLC Class A	58,933	15,725,682
Allegion PLC	8,862	932,814
Aon PLC Class A	19,060	5,720,668
Eaton Corporation PLCΔ	34,612	5,432,353
Johnson Controls International PLC	65,453	4,188,992
Linde PLC	48,518	15,825,601
Medtronic PLC	123,226	9,577,125
Pentair PLC	6,692	301,006
Seagate Technology Holdings PLCΔ	20,280	1,066,931
STERIS PLC	7,533	1,391,270
Trane Technologies PLC	16,206	2,724,067
Willis Towers Watson PLCΔ	12,561	3,072,169
		65,958,678
Jersey — 0.2%
Amcor PLC	225,378	2,684,252
Aptiv PLC*	21,684	2,019,431
		4,703,683
Netherlands — 0.2%
LyondellBasell Industries NV Class A	27,312	2,267,716
NXP Semiconductor NV	19,939	3,150,960
		5,418,676
Switzerland — 0.5%
Chubb, Ltd.	51,417	11,342,590
Garmin, Ltd.	14,411	1,329,991
TE Connectivity, Ltd.	28,610	3,284,428
		15,957,009
Total Foreign Common Stocks (Cost $71,328,918)		98,862,360
MONEY MARKET FUNDS — 3.5%
GuideStone Money Market Fund, 3.97% (Institutional Class)Ø∞	102,716,814	102,716,814
Northern Institutional Liquid Assets Portfolio (Shares), 4.31%Ø§	1,622,788	1,622,788
Total Money Market Funds (Cost $104,339,602)		104,339,602
TOTAL INVESTMENTS — 99.8% (Cost $2,083,993,349)		2,981,394,505
Other Assets in Excess of Liabilities — 0.2%		6,415,765
NET ASSETS — 100.0%		$2,987,810,270

See Notes to Financial Statements.

Futures Contracts outstanding at December 31, 2022:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	03/2023	564	$108,880,200	$(2,362,116)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks:
Financials	$ 328,235,720	$ 324,914,262	$3,321,458	$ —
Other ^^	2,449,956,823	2,449,956,823	—	—
Total Common Stocks	2,778,192,543	2,774,871,085	3,321,458	—
Foreign Common Stocks	98,862,360	98,862,360	—	—
Money Market Funds	104,339,602	104,339,602	—	—
Total Assets - Investments in Securities	$2,981,394,505	$2,978,073,047	$3,321,458	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (2,362,116)	$ (2,362,116)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (2,362,116)	$ (2,362,116)	$ —	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

Value Equity Index Fund (Unaudited)
The Fund was passively managed and attempted to replicate the performance of its benchmark, the Russell 1000® Value Index. The Fund was comprised of domestic, large-cap equity stocks with value-style orientations. The objective of the Fund is to provide investment results approximating the aggregate price and dividend performance of the securities included in the Russell 1000® Value Index. However, the Fund’s returns relative to its benchmark could be lower in certain market environments and also due to the exclusion of certain securities from the Fund’s portfolio because of the Fund’s faith-based investment policies and restrictions.
The Fund commenced operations on August 31, 2022. The Investor Class of the Fund returned 1.77% for the four-month period ended December 31, 2022, as compared to a return of 2.56% for the Russell 1000® Value Index. The return differential was primarily a result of faith-based investment restrictions and expenses of the Fund.
In 2022, exchange-listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a positive impact on Fund performance for the four-month period.
This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio by adding a potentially higher return, higher risk option of equity securities. It is possible to lose money by investing in the Fund.
At December 31, 2022, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Financials	19.0
Health Care	15.3
Industrials	9.5
Information Technology	8.4
Energy	8.2
Communication Services	7.1
Consumer Staples	6.8
Utilities	5.5
Consumer Discretionary	5.3
Money Market Funds	4.9
Materials	4.6
Real Estate	4.3
Mutual Funds	1.0
99.9

See Notes to Financial Statements.

Value Equity Index Fund (Unaudited)
Average Annual Total Returns as of 12/31/22
	Institutional Class*	Investor Class*	Benchmark**
One Year	N/A	N/A	N/A
Five Year	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A
Since Inception	1.84%	1.77%	2.56%
Inception Date	08/31/22	08/31/22
Total Fund Operating Expenses (May 1, 2022 Prospectus)(1)	0.27%	1.64%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses (before expense payments by broker-dealers and excluding interest, taxes, brokerage commissions, extraordinary expenses,acquired fund fees and expenses and expenses incurred in connection with the short sales of securities) to 0.20% for the Institutional Class and 0.47% for the Investor Class. This contractual waiver and reimbursement applies to Fund operating expenses only and will remain in place until April 30, 2024.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

VALUE EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
December 31, 2022
	Shares	Value
COMMON STOCKS — 89.7%
Communication Services — 7.1%
Activision Blizzard, Inc.	6,620	$ 506,761
Alphabet, Inc. Class A*	6,459	569,878
Alphabet, Inc. Class C*	5,957	528,565
Altice U.S.A., Inc. Class A*	740	3,404
AMC Entertainment Holdings, Inc. Class AΔ*	3,029	12,328
AT&T, Inc.	59,963	1,103,919
Cable One, Inc.	15	10,678
Comcast Corporation Class A	35,422	1,238,707
DISH Network Corporation Class A*	1,001	14,054
Electronic Arts, Inc.	2,288	279,548
Fox Corporation Class A	2,285	69,396
Fox Corporation Class B	987	28,080
Frontier Communications Parent, Inc.*	840	21,403
IAC, Inc.*	370	16,428
Interpublic Group of Cos., Inc. (The)	2,902	96,666
Liberty Broadband Corporation*	529	40,347
Liberty Broadband Corporation Class A*	105	7,964
Liberty Media Corporation Class A*	116	4,560
Liberty Media Corporation-Liberty Formula One*	1,258	75,203
Liberty Media Corporation-Liberty Formula One Class A*	112	5,984
Liberty Media Corporation-Liberty SiriusXM Class C*	423	16,552
Live Nation Entertainment, Inc.*	405	28,245
Lumen Technologies, Inc.	10,111	52,779
Meta Platforms, Inc. Class A*	14,006	1,685,482
Netflix, Inc.*	1,775	523,412
New York Times Co. (The) Class A	1,000	32,460
News Corporation Class A	2,285	41,587
News Corporation Class B	446	8,224
Nexstar Media Group, Inc. Class A	191	33,431
Omnicom Group, Inc.	1,654	134,917
Paramount Global Class BΔ	4,224	71,301
Pinterest, Inc. Class A*	3,499	84,956
Roku, Inc.*	459	18,681
Sirius XM Holdings, Inc.Δ	3,498	20,428
Take-Two Interactive Software, Inc.*	286	29,781
T-Mobile US, Inc.*	5,041	705,740
Verizon Communications, Inc.	34,761	1,369,583
Walt Disney Co. (The)*	13,010	1,130,309
Warner Bros Discovery, Inc.*	4,354	41,276
		10,663,017
Consumer Discretionary — 5.1%
ADT, Inc.	2,684	24,344
Advance Auto Parts, Inc.	456	67,046
Aramark	1,418	58,620
AutoNation, Inc.Δ*	330	35,409
AutoZone, Inc.*	17	41,925
Bath & Body Works, Inc.	1,381	58,195
Best Buy Co., Inc.	1,245	99,861
BorgWarner, Inc.	1,749	70,397
	Shares	Value
Bright Horizons Family Solutions, Inc.*	438	$ 27,638
Brunswick Corporation	461	33,229
Capri Holdings, Ltd.*	604	34,621
CarMax, Inc.*	852	51,878
Carnival CorporationΔ*	3,913	31,539
Carter's, Inc.	444	33,127
Columbia Sportswear Co.	538	47,118
D.R. Horton, Inc.	758	67,568
Darden Restaurants, Inc.	505	69,857
Deckers Outdoor Corporation*	15	5,987
Dick's Sporting Goods, Inc.Δ	278	33,441
Dollar Tree, Inc.*	1,100	155,584
Domino’s Pizza, Inc.	90	31,176
eBay, Inc.	3,368	139,671
Ford Motor Co.	28,325	329,420
GameStop Corporation Class AΔ*	1,865	34,428
General Motors Co.	10,012	336,804
Gentex Corporation	2,642	72,047
Genuine Parts Co.	1,418	246,037
Grand Canyon Education, Inc.*	469	49,555
H&R Block, Inc.	786	28,697
Hanesbrands, Inc.	3,690	23,468
Harley-Davidson, Inc.	267	11,107
Hasbro, Inc.	1,140	69,551
Hilton Worldwide Holdings, Inc.	502	63,433
Home Depot, Inc. (The)	3,510	1,108,669
Hyatt Hotels Corporation Class A*	154	13,929
Kohl’s CorporationΔ	720	18,180
Lear Corporation	354	43,903
Leggett & Platt, Inc.	530	17,082
Lennar Corporation Class A	1,538	139,189
Lithia Motors, Inc.	189	38,696
LKQ Corporation	2,443	130,481
Lowe’s Cos., Inc.	882	175,730
Macy’s, Inc.	782	16,148
Marriott Vacations Worldwide Corporation	292	39,300
Mattel, Inc.*	939	16,752
McDonald’s Corporation	4,515	1,189,838
Mister Car Wash, Inc.*	754	6,959
Mohawk Industries, Inc.*	184	18,808
Newell Brands, Inc.	2,906	38,011
NVR, Inc.*	2	9,225
O’Reilly Automotive, Inc.*	309	260,805
Ollie's Bargain Outlet Holdings, Inc.*	324	15,176
Peloton Interactive, Inc. Class A*	906	7,194
Penske Automotive Group, Inc.	192	22,067
Polaris, Inc.Δ	162	16,362
PulteGroup, Inc.	459	20,898
PVH Corporation	162	11,436
Ralph Lauren Corporation	379	40,049
RH*	18	4,809
Rivian Automotive, Inc. Class AΔ*	690	12,717
Ross Stores, Inc.	1,409	163,543
Royal Caribbean Cruises, Ltd.*	1,014	50,122

See Notes to Financial Statements.

	Shares	Value
Service Corporation International	1,858	$ 128,462
Skechers U.S.A., Inc. Class A*	658	27,603
Starbucks Corporation	5,842	579,526
Tapestry, Inc.	1,755	66,830
Target Corporation	1,643	244,873
Thor Industries, Inc.Δ	326	24,610
Under Armour, Inc. Class C*	968	8,635
Vail Resorts, Inc.	75	17,876
VF Corporation	3,534	97,574
Whirlpool Corporation	379	53,613
Williams-Sonoma, Inc.Δ	111	12,756
Wyndham Hotels & Resorts, Inc.	277	19,753
Yum! Brands, Inc.	1,971	252,446
		7,663,413
Consumer Staples — 6.8%
Albertsons Cos., Inc. Class A	1,406	29,160
Archer-Daniels-Midland Co.	4,615	428,503
BJ's Wholesale Club Holdings, Inc.*	277	18,326
Bunge, Ltd.	1,227	122,418
Campbell Soup Co.	2,808	159,354
Casey’s General Stores, Inc.	223	50,030
Church & Dwight Co., Inc.	1,339	107,937
Clorox Co. (The)	236	33,118
Coca-Cola Co. (The)	11,697	744,046
Colgate-Palmolive Co.	3,278	258,274
Conagra Brands, Inc.	5,282	204,413
Coty, Inc. Class A*	5,539	47,414
Darling Ingredients, Inc.*	1,055	66,032
Flowers Foods, Inc.	2,526	72,597
General Mills, Inc.	5,874	492,535
Grocery Outlet Holding Corporation*	444	12,960
Hershey Co. (The)	418	96,796
Hormel Foods Corporation	3,781	172,225
Ingredion, Inc.	566	55,428
J.M. Smucker Co. (The)	1,159	183,655
Kellogg Co.	2,159	153,807
Keurig Dr. Pepper, Inc.	9,328	332,636
Kimberly-Clark Corporation	1,902	258,196
Kraft Heinz Co. (The)	7,277	296,247
Kroger Co. (The)	5,693	253,794
McCormick & Co., Inc. (Non-Voting Shares)	2,235	185,259
Mondelez International, Inc. Class A	12,024	801,400
Monster Beverage Corporation*	650	65,995
PepsiCo, Inc.	3,323	600,333
Performance Food Group Co.*	469	27,385
Pilgrim’s Pride Corporation*	209	4,960
Post Holdings, Inc.*	304	27,439
Procter & Gamble Co. (The)	12,035	1,824,025
Reynolds Consumer Products, Inc.	1,447	43,381
Seaboard Corporation	3	11,326
Tyson Foods, Inc. Class A	2,592	161,352
U.S. Foods Holding Corporation*	693	23,576
Walgreens Boots Alliance, Inc.	5,752	214,895
Walmart, Inc.	11,537	1,635,831
		10,277,058
	Shares	Value
Energy — 7.8%
Antero Midstream Corporation	2,130	$ 22,983
Antero Resources Corporation*	419	12,985
APA Corporation	2,027	94,620
Baker Hughes Co.	7,130	210,549
Cheniere Energy, Inc.	704	105,572
Chesapeake Energy CorporationΔ	923	87,103
Chevron Corporation	15,338	2,753,018
ConocoPhillips	10,386	1,225,548
Coterra Energy, Inc.Δ	5,353	131,523
Devon Energy Corporation	2,792	171,736
Diamondback Energy, Inc.	591	80,837
DT Midstream, Inc.	459	25,364
EOG Resources, Inc.	1,472	190,653
EQT Corporation	2,588	87,552
Exxon Mobil Corporation	33,254	3,667,916
Halliburton Co.	2,776	109,236
Hess Corporation	354	50,204
HF Sinclair Corporation	1,101	57,131
Kinder Morgan, Inc.	15,741	284,597
Marathon Oil Corporation	4,540	122,898
Marathon Petroleum Corporation	4,074	474,173
NOV, Inc.	2,112	44,120
Occidental Petroleum Corporation	1,083	68,218
ONEOK, Inc.	2,835	186,259
Ovintiv, Inc.	255	12,931
PDC Energy, Inc.	184	11,680
Phillips 66	3,831	398,730
Pioneer Natural Resources Co.	927	211,718
Range Resources Corporation	276	6,906
Southwestern Energy Co.*	5,749	33,632
Valero Energy Corporation	3,249	412,168
Williams Cos., Inc. (The)	9,404	309,392
		11,661,952
Financials — 18.3%
Aflac, Inc.	5,153	370,707
AGNC Investment Corporation REIT	1,368	14,159
Allstate Corporation (The)	2,412	327,067
Ally Financial, Inc.	2,362	57,751
American Express Co.	4,489	663,250
American Financial Group, Inc.	583	80,034
American International Group, Inc.	6,550	414,222
Ameriprise Financial, Inc.	249	77,531
Annaly Capital Management, Inc. REITΔ	3,135	66,086
Apollo Global Management, Inc.	665	42,420
Arch Capital Group, Ltd.*	1,817	114,071
Arthur J. Gallagher & Co.	1,503	283,376
Assurant, Inc.	456	57,027
Axis Capital Holdings, Ltd.	655	35,481
Bank of America Corporation	55,331	1,832,563
Bank of New York Mellon Corporation (The)	6,536	297,519
Bank OZK	159	6,370
Berkshire Hathaway, Inc. Class B*	12,148	3,752,517
BlackRock, Inc.	1,214	860,277
See Notes to Financial Statements.

VALUE EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Brown & Brown, Inc.	1,191	$ 67,851
Capital One Financial Corporation	3,152	293,010
Carlyle Group, Inc. (The)	1,085	32,376
Cboe Global Markets, Inc.	1,007	126,348
Charles Schwab Corporation (The)	5,406	450,104
Cincinnati Financial Corporation	1,398	143,141
Citigroup, Inc.	15,377	695,502
Citizens Financial Group, Inc.	3,357	132,165
CME Group, Inc.	3,017	507,339
CNA Financial Corporation	1,203	50,863
Coinbase Global, Inc. Class AΔ*	1,041	36,841
Comerica, Inc.	982	65,647
Commerce Bancshares, Inc.	948	64,541
Credit Acceptance CorporationΔ*	27	12,809
Cullen/Frost Bankers, Inc.	436	58,293
Discover Financial Services	2,174	212,682
East West Bancorp, Inc.	602	39,672
Equitable Holdings, Inc.	2,883	82,742
Erie Indemnity Co. Class A	149	37,059
Evercore, Inc. Class A	54	5,890
Everest Re Group, Ltd.	276	91,430
F&G Annuities & Life, Inc.*	161	3,229
Fidelity National Financial, Inc.	2,377	89,423
Fifth Third Bancorp	5,109	167,626
First American Financial Corporation	743	38,889
First Citizens BancShares, Inc. Class A	48	36,401
First Horizon Corporation	4,688	114,856
First Republic Bank	1,189	144,927
Franklin Resources, Inc.Δ	2,081	54,897
Globe Life, Inc.	503	60,637
Goldman Sachs Group, Inc. (The)	2,511	862,227
Hanover Insurance Group, Inc. (The)	343	46,350
Hartford Financial Services Group, Inc. (The)	2,999	227,414
Huntington Bancshares, Inc.	13,265	187,036
Interactive Brokers Group, Inc. Class A	742	53,684
Intercontinental Exchange, Inc.	4,541	465,861
Invesco, Ltd.	1,036	18,638
Jefferies Financial Group, Inc.	847	29,035
JPMorgan Chase & Co.	22,958	3,078,668
Kemper Corporation	372	18,302
KeyCorp	7,730	134,657
KKR & Co., Inc.	4,048	187,908
Lazard, Ltd. Class AΔ	471	16,330
Lincoln National Corporation	535	16,435
Loews Corporation	1,511	88,137
M&T Bank Corporation	1,439	208,741
Markel Corporation*	73	96,177
Marsh & McLennan Cos., Inc.	660	109,217
MetLife, Inc.	5,568	402,956
MGIC Investment Corporation	1,510	19,630
Moody’s Corporation	99	27,583
Morgan Stanley	10,069	856,066
MSCI, Inc.	47	21,863
Nasdaq, Inc.	2,708	166,136
New York Community Bancorp, Inc.	5,349	46,001
	Shares	Value
Northern Trust Corporation	1,693	$ 149,814
Old Republic International Corporation	2,745	66,292
OneMain Holdings, Inc.	1,531	50,998
Pinnacle Financial Partners, Inc.	110	8,074
PNC Financial Services Group, Inc. (The)	3,493	551,684
Popular, Inc.	352	23,345
Primerica, Inc.	63	8,935
Principal Financial Group, Inc.	1,733	145,433
Progressive Corporation (The)	1,069	138,660
Prosperity Bancshares, Inc.	992	72,099
Prudential Financial, Inc.	3,074	305,740
Raymond James Financial, Inc.	1,294	138,264
Regions Financial Corporation	7,234	155,965
Reinsurance Group of America, Inc.	566	80,423
RenaissanceRe Holdings, Ltd.	111	20,450
Robinhood Markets, Inc. Class A*	2,796	22,759
S&P Global, Inc.	2,751	921,420
SEI Investments Co.	1,406	81,970
Signature Bank	334	38,483
SLM Corporation	959	15,919
SoFi Technologies, Inc.Δ*	3,870	17,841
State Street Corporation	2,876	223,091
Stifel Financial Corporation	466	27,200
SVB Financial Group*	91	20,943
Synchrony Financial	4,199	137,979
T. Rowe Price Group, Inc.	1,891	206,232
TFS Financial Corporation	2,703	38,950
Tradeweb Markets, Inc. Class A	580	37,659
Travelers Cos., Inc. (The)	2,377	445,664
Truist Financial Corporation	12,179	524,062
U.S. Bancorp	11,654	508,231
Umpqua Holdings Corporation	1,231	21,973
Unum Group	1,632	66,961
Virtu Financial, Inc. Class A	751	15,328
Voya Financial, Inc.Δ	610	37,509
W.R. Berkley Corporation	1,763	127,941
Webster Financial Corporation	1,035	48,997
Wells Fargo & Co.	29,334	1,211,201
White Mountains Insurance Group, Ltd.	8	11,315
Zions Bancorp NA	877	43,113
		27,423,587
Health Care — 14.0%
10X Genomics, Inc. Class A*	575	20,953
Abbott Laboratories	12,155	1,334,497
Acadia Healthcare Co., Inc.*	774	63,716
Agilent Technologies, Inc.	90	13,468
agilon health, Inc.*	238	3,841
Align Technology, Inc.*	73	15,396
Amedisys, Inc.*	220	18,379
Amgen, Inc.	1,490	391,334
Avantor, Inc.*	4,930	103,974
Azenta, Inc.	1,516	88,261
Baxter International, Inc.	3,830	195,215
Becton, Dickinson and Co.	2,384	606,251

See Notes to Financial Statements.

	Shares	Value
Biogen, Inc.*	1,747	$ 483,779
BioMarin Pharmaceutical, Inc.*	2,584	267,418
Bio-Rad Laboratories, Inc. Class A*	239	100,497
Boston Scientific Corporation*	11,223	519,288
Bristol-Myers Squibb Co.	23,633	1,700,394
Cardinal Health, Inc.	2,369	182,105
Catalent, Inc.*	4,559	205,201
Centene CorporationΔ*	4,897	401,603
Charles River Laboratories International, Inc.*	424	92,390
Chemed Corporation	161	82,179
Cigna Corporation	2,269	751,810
CVS Health Corporation	10,977	1,022,947
Danaher Corporation	4,635	1,230,222
DENTSPLY SIRONA, Inc.	1,831	58,299
Doximity, Inc. Class AΔ*	382	12,820
Elanco Animal Health, Inc.*	26,803	327,533
Elevance Health, Inc.	1,440	738,677
Eli Lilly and Co.	2,341	856,431
Encompass Health Corporation	918	54,906
Envista Holdings Corporation*	817	27,508
Exact Sciences Corporation*	1,840	91,098
Exelixis, Inc.*	3,700	59,348
Gilead Sciences, Inc.	13,048	1,120,171
Globus Medical, Inc. Class A*	372	27,628
HCA Healthcare, Inc.	1,710	410,332
Henry Schein, Inc.*	1,447	115,572
Hologic, Inc.*	2,065	154,483
Humana, Inc.	381	195,144
ICU Medical, Inc.*	62	9,764
Illumina, Inc.*	1,484	300,065
Incyte Corporation*	1,929	154,937
Integra LifeSciences Holdings Corporation*	399	22,372
Intuitive Surgical, Inc.*	236	62,623
Ionis Pharmaceuticals, Inc.*	1,082	40,867
Laboratory Corporation of America Holdings	797	187,678
Masimo Corporation*	48	7,102
McKesson Corporation	1,138	426,887
Mirati Therapeutics, Inc.*	540	24,467
Moderna, Inc.*	2,677	480,843
Molina Healthcare, Inc.*	165	54,486
Natera, Inc.*	401	16,108
Oak Street Health, Inc.Δ*	479	10,303
Organon & Co.	15,385	429,703
PerkinElmer, Inc.	630	88,339
Premier, Inc. Class A	2,254	78,845
Quest Diagnostics, Inc.	1,217	190,387
QuidelOrtho Corporation*	438	37,523
Regeneron Pharmaceuticals, Inc.*	638	460,311
Repligen Corporation*	365	61,798
Signify Health, Inc. Class A*	350	10,031
Stryker Corporation	1,371	335,196
Syneos Health, Inc.*	2,346	86,051
Teladoc Health, Inc.Δ*	671	15,869
Teleflex, Inc.	353	88,119
Tenet Healthcare Corporation*	597	29,128
	Shares	Value
Thermo Fisher Scientific, Inc.	2,600	$ 1,431,794
Ultragenyx Pharmaceutical, Inc.*	569	26,362
United Therapeutics Corporation*	649	180,480
UnitedHealth Group, Inc.	910	482,464
Universal Health Services, Inc. Class B	520	73,263
Vertex Pharmaceuticals, Inc.*	560	161,717
Viatris, Inc.	56,332	626,975
Zimmer Biomet Holdings, Inc.	1,662	211,905
		21,049,830
Industrials — 8.9%
3M Co.	4,620	554,030
A.O. Smith Corporation	757	43,331
Acuity Brands, Inc.	224	37,097
AECOM	255	21,657
AGCO Corporation	307	42,578
Alaska Air Group, Inc.*	1,150	49,381
American Airlines Group, Inc.Δ*	3,333	42,396
AMETEK, Inc.	1,907	266,446
Avis Budget Group, Inc.*	188	30,819
Axon Enterprise, Inc.*	40	6,637
Boeing Co. (The)*	2,789	531,277
Builders FirstSource, Inc.*	1,126	73,055
BWX Technologies, Inc.	488	28,343
C.H. Robinson Worldwide, Inc.Δ	633	57,957
CACI International, Inc. Class A*	152	45,690
Carrier Global Corporation	5,738	236,693
Caterpillar, Inc.	647	154,995
Cintas Corporation	89	40,194
Clean Harbors, Inc.*	220	25,106
Copa Holdings SA Class A*	217	18,048
CoStar Group, Inc.*	2,241	173,184
Crane Holdings Co.	265	26,619
CSX Corporation	13,770	426,595
Cummins, Inc.	1,199	290,506
Curtiss-Wright Corporation	244	40,746
Donaldson Co., Inc.	810	47,685
Dover Corporation	958	129,723
Dun & Bradstreet Holdings, Inc.	719	8,815
Emerson Electric Co.	3,401	326,700
Equifax, Inc.	374	72,691
Esab Corporation	116	5,443
Expeditors International of Washington, Inc.	382	39,697
FedEx Corporation	1,638	283,702
Flowserve Corporation	500	15,340
Fortive Corporation	2,282	146,619
Fortune Brands Home & Security, Inc.	76	4,340
FTI Consulting, Inc.*	202	32,078
General Dynamics Corporation	2,327	577,352
General Electric Co.	7,420	621,722
Graco, Inc.	543	36,522
HEICO Corporation	37	5,685
HEICO Corporation Class A	81	9,708
Hertz Global Holdings, Inc.*	1,399	21,531
Hexcel Corporation	118	6,944
Honeywell International, Inc.	3,816	817,769
See Notes to Financial Statements.

VALUE EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Howmet Aerospace, Inc.	1,608	$ 63,371
Hubbell, Inc.	480	112,646
Huntington Ingalls Industries, Inc.	331	76,355
IDEX Corporation	517	118,047
Illinois ToolWorks, Inc.	606	133,502
Ingersoll-Rand, Inc.	2,261	118,137
ITT, Inc.	108	8,759
J.B. Hunt Transport Services, Inc.	226	39,405
Jacobs Solutions, Inc.	944	113,346
KBR, Inc.	192	10,138
Kirby Corporation*	728	46,847
Knight-Swift Transportation Holdings	1,485	77,829
L3Harris Technologies, Inc.	1,828	380,608
Landstar System, Inc.	266	43,331
Leidos Holdings, Inc.	1,208	127,070
Lennox International, Inc.	173	41,387
ManpowerGroup, Inc.	282	23,465
Masco Corporation	1,466	68,418
MasTec, Inc.Δ*	176	15,018
Masterbrand, Inc.*	76	574
MDU Resources Group, Inc.	1,489	45,176
Mercury Systems, Inc.*	340	15,212
Middleby Corporation (The)*	190	25,441
MSA Safety, Inc.	65	9,372
Nordson Corporation	339	80,587
Norfolk Southern Corporation	2,027	499,493
Northrop Grumman Corporation	1,121	611,629
Oshkosh Corporation	349	30,778
Otis Worldwide Corporation	2,749	215,274
Owens Corning	521	44,441
PACCAR, Inc.	2,786	275,730
Parker-Hannifin Corporation	676	196,716
Plug Power, Inc.Δ*	1,317	16,291
Quanta Services, Inc.	295	42,038
Raytheon Technologies Corporation	12,559	1,267,454
Regal Beloit Corporation	394	47,272
Republic Services, Inc.	1,880	242,501
Robert Half International, Inc.	181	13,363
Rockwell Automation, Inc.	317	81,650
Rollins, Inc.	432	15,785
RXO, Inc.*	281	4,833
Ryder System, Inc.	362	30,252
Schneider National, Inc. Class B	610	14,274
Science Applications International Corporation	391	43,374
Snap-on, Inc.	480	109,675
Southwest Airlines Co.*	5,604	188,687
Stanley Black & Decker, Inc.	1,152	86,538
Stericycle, Inc.*	330	16,464
Sunrun, Inc.*	1,174	28,199
Tetra Tech, Inc.	108	15,681
Textron, Inc.	1,194	84,535
Timken Co. (The)	95	6,714
TransDigm Group, Inc.	165	103,892
TransUnion	107	6,072
Uber Technologies, Inc.*	1,748	43,228
U-Haul Holding Co.	729	40,080
	Shares	Value
U-Haul Holding Co. (New York Exchange)	81	$ 4,875
United Airlines Holdings, Inc.*	1,621	61,112
United Parcel Service, Inc. Class B	479	83,269
United Rentals, Inc.*	31	11,018
Valmont Industries, Inc.	46	15,211
Vertiv Holdings Co.	415	5,669
Waste Management, Inc.	666	104,482
Watsco, Inc.	92	22,945
Westinghouse Air Brake Technologies Corporation	1,403	140,033
WillScot Mobile Mini Holdings Corporation*	120	5,420
Woodward, Inc.	253	24,442
XPO Logistics, Inc.*	281	9,355
Xylem, Inc.	1,037	114,661
		13,292,892
Information Technology — 8.4%
Advanced Micro Devices, Inc.*	2,434	157,650
Affirm Holdings, Inc.Δ*	851	8,229
Akamai Technologies, Inc.*	1,456	122,741
Amdocs, Ltd.	1,492	135,623
Amphenol Corporation Class A	1,783	135,758
Analog Devices, Inc.	3,333	546,712
ANSYS, Inc.*	407	98,327
Arrow Electronics, Inc.*	613	64,101
Automatic Data Processing, Inc.	507	121,102
Avnet, Inc.	1,233	51,268
Bill.com Holdings, Inc.*	694	75,618
Black Knight, Inc.*	1,388	85,709
Block, Inc.*	3,657	229,806
Broadridge Financial Solutions, Inc.	207	27,765
CCC Intelligent Solutions Holdings, Inc.*	1,695	14,746
Ceridian HCM Holding, Inc.Δ*	758	48,626
Ciena Corporation*	691	35,227
Cirrus Logic, Inc.*	220	16,386
Cisco Systems, Inc.	34,178	1,628,240
Cognizant Technology Solutions Corporation Class A	4,720	269,937
Coherent Corporation*	596	20,920
Concentrix Corporation	396	52,731
Corning, Inc.	6,687	213,583
Dell Technologies, Inc. Class C	2,174	87,438
Dolby Laboratories, Inc. Class A	1,167	82,320
Dropbox, Inc. Class A*	1,330	29,765
DXC Technology Co.*	1,336	35,404
Euronet Worldwide, Inc.*	52	4,908
F5, Inc.*	392	56,256
Fidelity National Information Services, Inc.	5,126	347,799
First Solar, Inc.*	775	116,087
Fiserv, Inc.*	4,466	451,379
Gen Digital, Inc.	3,806	81,563
Genpact, Ltd.	1,201	55,630
Global Payments, Inc.	2,240	222,477
GLOBALFOUNDRIES, Inc.Δ*	321	17,299

See Notes to Financial Statements.

	Shares	Value
GoDaddy, Inc. Class A*	1,079	$ 80,731
Guidewire Software, Inc.*	719	44,981
Hewlett Packard Enterprise Co.	14,467	230,893
HP, Inc.	6,109	164,149
Informatica, Inc. Class A*	265	4,317
Intel Corporation	32,629	862,384
International Business Machines Corporation	2,809	395,760
IPG Photonics Corporation*	106	10,035
Jabil, Inc.	139	9,480
Juniper Networks, Inc.	2,633	84,151
Keysight Technologies, Inc.*	165	28,227
Kyndryl Holdings, Inc.*	643	7,150
Littelfuse, Inc.	202	44,480
Lumentum Holdings, Inc.*	375	19,564
Manhattan Associates, Inc.*	403	48,924
Marvell Technology, Inc.	5,608	207,720
Microchip Technology, Inc.	331	23,253
Micron Technology, Inc.	6,782	338,964
MKS Instruments, Inc.	178	15,082
Motorola Solutions, Inc.	1,276	328,838
National Instruments Corporation	921	33,985
nCino, Inc.*	211	5,579
NCR Corporation*	772	18,073
Okta, Inc.*	691	47,216
ON Semiconductor Corporation*	946	59,002
Oracle Corporation	4,316	352,790
Paycor HCM, Inc.*	463	11,330
PayPal Holdings, Inc.*	6,186	440,567
Procore Technologies, Inc.*	95	4,482
Qorvo, Inc.*	625	56,650
Roper Technologies, Inc.	967	417,831
Salesforce, Inc.*	6,011	796,998
Skyworks Solutions, Inc.	1,231	112,181
Snowflake, Inc. Class A*	72	10,335
SS&C Technologies Holdings, Inc.	1,978	102,975
TD SYNNEX Corporation	548	51,901
Teledyne Technologies, Inc.*	395	157,964
Teradata Corporation*	272	9,156
Texas Instruments, Inc.	2,657	438,990
Trimble, Inc.*	1,900	96,064
Twilio, Inc. Class A*	628	30,747
Tyler Technologies, Inc.*	82	26,438
Ubiquiti, Inc.Δ	15	4,103
UiPath, Inc. Class A*	2,440	31,012
Unity Software, Inc.Δ*	219	6,261
VeriSign, Inc.*	606	124,497
Viasat, Inc.*	326	10,318
VMware, Inc. Class A*	1,015	124,601
Western Digital Corporation*	2,375	74,931
Western Union Co. (The)	4,498	61,937
WEX, Inc.*	99	16,201
Wolfspeed, Inc.*	737	50,882
Zebra Technologies Corporation Class A*	206	52,820
Zoom Video Communications, Inc. Class A*	1,125	76,207
		12,613,237
	Shares	Value
Materials — 3.6%
Air Products and Chemicals, Inc.	1,858	$ 572,747
Albemarle Corporation	392	85,009
Alcoa Corporation	1,294	58,838
AptarGroup, Inc.	791	86,994
Ashland Global Holdings, Inc.	357	38,388
Avery Dennison Corporation	331	59,911
Axalta Coating Systems, Ltd.*	370	9,424
Ball Corporation	1,517	77,579
Berry Global Group, Inc.	252	15,228
Celanese Corporation	905	92,527
Chemours Co. (The)	169	5,175
Cleveland-Cliffs, Inc.Δ*	3,198	51,520
Corteva, Inc.	6,123	359,910
Crown Holdings, Inc.Δ	111	9,125
Dow, Inc.	6,893	347,338
DuPont de Nemours, Inc.	3,816	261,892
Eagle Materials, Inc.	91	12,089
Eastman Chemical Co.	1,142	93,005
Ecolab, Inc.	314	45,706
Element Solutions, Inc.	899	16,353
FMC Corporation	830	103,584
Freeport-McMoRan, Inc.	10,667	405,346
Ginkgo Bioworks Holdings, Inc.Δ*	1,878	3,174
Graphic Packaging Holding Co.	445	9,901
Huntsman Corporation	1,831	50,316
International Flavors & Fragrances, Inc.	2,205	231,172
International Paper Co.	4,091	141,671
Martin Marietta Materials, Inc.	475	160,536
Mosaic Co. (The)	2,576	113,009
NewMarket Corporation	72	22,400
Newmont Corporation	6,737	317,986
Nucor Corporation	2,085	274,824
Olin Corporation	1,045	55,322
Packaging Corporation of America	1,086	138,910
PPG Industries, Inc.	910	114,423
Reliance Steel & Aluminum Co.	540	109,318
Royal Gold, Inc.	623	70,225
RPM International, Inc.	1,128	109,924
Scotts Miracle-Gro Co. (The)	70	3,401
Silgan Holdings, Inc.	886	45,930
Sonoco Products Co.	1,474	89,487
Southern Copper Corporation	919	55,499
Steel Dynamics, Inc.	1,434	140,102
United States Steel Corporation	1,233	30,887
Vulcan Materials Co.	802	140,438
Westlake Corporation	385	39,478
Westrock Co.	2,759	97,007
		5,373,028
Real Estate — 4.3%
Alexandria Real Estate Equities, Inc. REIT	1,115	162,422
American Homes 4 Rent Class A REITΔ	2,075	62,540
American Tower Corporation REIT	860	182,200
Americold Realty Trust REIT	2,045	57,894
See Notes to Financial Statements.

VALUE EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Apartment Income REIT Corporation	1,306	$ 44,809
AvalonBay Communities, Inc. REIT	1,215	196,247
Boston Properties, Inc. REIT	1,189	80,353
Brixmor Property Group, Inc. REIT	745	16,889
Camden Property Trust REIT	916	102,482
CBRE Group, Inc. Class A*	2,647	203,713
Cousins Properties, Inc. REIT	1,298	32,826
CubeSmart REIT	1,816	73,094
Digital Realty Trust, Inc. REIT	2,358	236,437
Douglas Emmett, Inc. REIT	735	11,525
EastGroup Properties, Inc. REIT	275	40,716
EPR Properties REIT	259	9,769
Equinix, Inc. REIT	184	120,526
Equity LifeStyle Properties, Inc. REIT	514	33,204
Equity Residential REIT	3,377	199,243
Essex Property Trust, Inc. REIT	581	123,126
Extra Space Storage, Inc. REIT	903	132,904
Federal Realty Investment Trust REIT	395	39,911
First Industrial Realty Trust, Inc. REIT	658	31,755
Healthcare Realty Trust, Inc. REIT	3,831	73,823
Healthpeak Properties, Inc. REIT	5,431	136,155
Highwoods Properties, Inc. REIT	625	17,488
Host Hotels & Resorts, Inc. REIT	4,143	66,495
Howard Hughes Corporation (The)*	84	6,419
Hudson Pacific Properties, Inc. REIT	470	4,573
Invitation Homes, Inc. REITΔ	4,692	139,071
Iron Mountain, Inc. REIT	203	10,120
Jones Lang LaSalle, Inc.*	637	101,519
Kilroy Realty Corporation REIT	743	28,732
Kimco Realty Corporation REIT	4,049	85,758
Life Storage, Inc. REIT	677	66,684
Medical Properties Trust, Inc. REITΔ	6,269	69,837
Mid-America Apartment Communities, Inc. REIT	955	149,925
National Retail Properties, Inc. REIT	1,716	78,524
National Storage Affiliates Trust REIT	423	15,279
Omega Healthcare Investors, Inc. REIT	2,753	76,946
Prologis, Inc. REIT	7,237	815,827
Public Storage REIT	396	110,955
Rayonier, Inc. REIT	888	29,268
Realty Income Corporation REIT	6,053	383,942
Regency Centers Corporation REIT	1,495	93,437
Rexford Industrial Realty, Inc. REIT	1,233	67,371
SBA Communications Corporation REIT	606	169,868
Simon Property Group, Inc. REIT	1,131	132,870
Spirit Realty Capital, Inc. REIT	1,499	59,855
STORE Capital Corporation REIT	2,670	85,600
Sun Communities, Inc. REIT	891	127,413
UDR, Inc. REIT	3,059	118,475
Ventas, Inc. REIT	3,176	143,079
Vornado Realty Trust REITΔ	905	18,833
Welltower, Inc. REIT	3,934	257,874
Weyerhaeuser Co. REIT	6,055	187,705
WP Carey, Inc. REITΔ	2,585	202,018
Zillow Group, Inc. Class A*	576	17,977
	Shares	Value
Zillow Group, Inc. Class C*	1,218	$ 39,232
		6,383,532
Utilities — 5.4%
AES Corporation (The)	4,281	123,122
Alliant Energy Corporation	1,125	62,111
Ameren Corporation	1,679	149,297
American Electric Power Co., Inc.	3,963	376,287
American Water Works Co., Inc.	1,776	270,698
Atmos Energy Corporation	765	85,734
Avangrid, Inc.	421	18,095
CenterPoint Energy, Inc.	4,585	137,504
CMS Energy Corporation	2,613	165,481
Consolidated Edison, Inc.	3,493	332,918
Constellation Energy Corporation	2,403	207,163
Dominion Energy, Inc.	7,552	463,089
DTE Energy Co.	1,700	199,801
Duke Energy Corporation	6,662	686,119
Edison International	2,536	161,340
Entergy Corporation	1,262	141,975
Essential Utilities, Inc.	2,894	138,131
Evergy, Inc.	1,124	70,733
Eversource Energy	2,049	171,788
Exelon Corporation	6,670	288,344
FirstEnergy Corporation	3,450	144,693
National Fuel Gas Co.	469	29,688
NextEra Energy, Inc.	14,833	1,240,039
NiSource, Inc.	3,384	92,789
NRG Energy, Inc.	1,827	58,135
OGE Energy Corporation	248	9,808
PG&E Corporation*	9,539	155,104
Pinnacle West Capital Corporation	616	46,841
PPL Corporation	4,140	120,971
Public Service Enterprise Group, Inc.	4,061	248,817
Sempra Energy	2,681	414,322
Southern Co. (The)	8,769	626,194
UGI Corporation	1,214	45,003
Vistra Corporation	2,406	55,819
WEC Energy Group, Inc.	3,437	322,253
Xcel Energy, Inc.	3,973	278,547
		8,138,753
Total Common Stocks (Cost $133,238,388)		134,540,299
FOREIGN COMMON STOCKS — 4.3%
Canada — 0.1%
Brookfield Renewable Corporation Class A	1,679	46,239
SSR Mining, Inc.	1,640	25,699
		71,938
Curacao — 0.4%
Schlumberger NV	10,711	572,610
Ireland — 2.5%
Aon PLC Class A	51	15,307
Eaton Corporation PLC	3,280	514,796
Horizon Therapeutics PLC*	1,340	152,492
Jazz Pharmaceuticals PLC*	2,098	334,232

See Notes to Financial Statements.

	Shares	Value
Johnson Controls International PLC	5,099	$ 326,336
Linde PLC	3,282	1,070,523
Medtronic PLC	11,082	861,293
nVent Electric PLC	1,046	40,240
Pentair PLC	1,088	48,938
STERIS PLC	663	122,450
Trane Technologies PLC	673	113,125
Willis Towers Watson PLC	897	219,388
		3,819,120
Jersey — 0.2%
Amcor PLC	15,748	187,559
Aptiv PLC*	1,270	118,275
Clarivate PLC*	2,929	24,428
Janus Henderson Group PLC	927	21,803
		352,065
Netherlands — 0.2%
LyondellBasell Industries NV Class A	2,645	219,614
QIAGEN NV*	140	6,982
		226,596
Switzerland — 0.6%
Chubb, Ltd.	3,811	840,706
Garmin, Ltd.	1,113	102,719
		943,425
	Shares	Value
United Kingdom — 0.3%
Royalty Pharma PLC Class A	12,370	$ 488,863
Sensata Technologies Holding PLC	466	18,817
		507,680
Total Foreign Common Stocks (Cost $5,992,173)		6,493,434
MUTUAL FUNDS — 1.0%
iShares Russell 1000 Value ETF (Cost $1,407,011)	9,500	1,440,675
MONEY MARKET FUNDS — 4.9%
GuideStone Money Market Fund, 3.97% (Institutional Class)Ø∞	6,949,579	6,949,579
Northern Institutional Liquid Assets Portfolio (Shares), 4.31%Ø§	429,339	429,339
Total Money Market Funds (Cost $7,378,918)		7,378,918
TOTAL INVESTMENTS — 99.9% (Cost $148,016,490)		149,853,326
Other Assets in Excess of Liabilities — 0.1%		99,250
NET ASSETS — 100.0%		$149,952,576
Futures Contracts outstanding at December 31, 2022:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	03/2023	36	$6,949,800	$(209,046)
S&P 500® Micro E-Mini	03/2023	19	366,795	(10,260)
Total Futures Contracts outstanding at December 31, 2022			$7,316,595	$(219,306)
See Notes to Financial Statements.

VALUE EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks:
Financials	$ 27,423,587	$ 27,126,068	$297,519	$ —
Other ^^	107,116,712	107,116,712	—	—
Total Common Stocks	134,540,299	134,242,780	297,519	—
Foreign Common Stocks	6,493,434	6,493,434	—	—
Money Market Funds	7,378,918	7,378,918	—	—
Mutual Funds	1,440,675	1,440,675	—	—
Total Assets - Investments in Securities	$149,853,326	$149,555,807	$297,519	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (219,306)	$ (219,306)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (219,306)	$ (219,306)	$ —	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

Value Equity Fund (Unaudited)
The Fund invested in a diversified portfolio of large- and medium-sized U.S. companies whose stocks were considered to be attractive from a valuation perspective. The Investor Class of the Fund outperformed its benchmark, the Russell 1000® Value Index, for the one-year period ended December 31, 2022 (-6.16% versus -7.54%). The Fund outperformed in all four quarters of the year. Large capitalization value stocks significantly outperformed large capitalization growth stocks but still posted negative returns across most sectors in 2022. The Fund remained diversified, with a modest underweight to the real estate and health care sectors and a modest overweight to the technology and consumer discretionary sectors. Security selection within the financials sector and the Fund’s allocation to cash were the primary contributors to benchmark-relative returns, while the underweight exposure and security selection within the health care sector detracted from benchmark-relative returns during the year.
In 2022, exchange-listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. In addition, currency forwards were used to hedge modest foreign currency exposure back to the U.S. dollar. Overall, derivative exposure had a negative impact on Fund performance for the year.
This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio by adding a potentially higher return, higher risk option of value equity securities. This Fund is subject to value investing risk. This involves the risk that an investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated. It is possible to lose money by investing in the Fund.
At December 31, 2022, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Financials	18.4
Health Care	13.8
Information Technology	11.8
Industrials	10.2
Energy	8.7
Consumer Discretionary	7.3
Consumer Staples	7.1
Materials	6.0
Communication Services	5.6
Utilities	4.3
Money Market Funds	4.0
Real Estate	1.9
Mutual Funds	0.7
99.8
Average Annual Total Returns as of 12/31/22
	Institutional Class*	Investor Class*	Benchmark**
One Year	(5.90%)***	(6.16%)	(7.54%)
Five Year	6.70%	6.41%	6.66%
Ten Year	10.22%	9.93%	10.29%
Since Inception	7.05%	6.77%	7.23%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2022 Prospectus)(1)	0.64%	0.90%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
See Notes to Financial Statements.

Value Equity Fund (Unaudited)
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Investor Class*
Benchmark Index**
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
$26,632
$25,780

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2012 to December 31, 2022, with all dividends and capital gains reinvested, with the Russell 1000® Value Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
***Total returns may differ from the financial highlights due to adjustments required by U.S. GAAP.

See Notes to Financial Statements.

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2022
	Shares	Value
COMMON STOCKS — 83.0%
Communication Services — 5.3%
AT&T, Inc.	74,973	$ 1,380,253
Comcast Corporation Class A	407,941	14,265,697
Electronic Arts, Inc.	45,708	5,584,603
Fox Corporation Class A	67,819	2,059,663
Paramount Global Class BΔ	45,059	760,596
T-Mobile US, Inc.*	36,437	5,101,180
Verizon Communications, Inc.	366,130	14,425,522
Walt Disney Co. (The)*	68,860	5,982,557
Warner Bros Discovery, Inc.*	141,874	1,344,965
		50,905,036
Consumer Discretionary — 6.6%
Advance Auto Parts, Inc.	64,684	9,510,489
Aramark	198,979	8,225,792
Darden Restaurants, Inc.	26,647	3,686,079
Dick's Sporting Goods, Inc.Δ	20,877	2,511,294
Dollar General Corporation	47,245	11,634,081
Lennar Corporation Class A	50,074	4,531,697
Lithia Motors, Inc.Δ	18,248	3,736,096
Lowe’s Cos., Inc.	26,996	5,378,683
Ralph Lauren Corporation	31,560	3,334,945
Starbucks Corporation	52,923	5,249,962
Target Corporation	37,754	5,626,856
		63,425,974
Consumer Staples — 4.9%
Church & Dwight Co., Inc.	22,782	1,836,457
Colgate-Palmolive Co.	115,078	9,066,995
Conagra Brands, Inc.	210,970	8,164,539
Keurig Dr. Pepper, Inc.	52,429	1,869,618
Kimberly-Clark Corporation	66,785	9,066,064
Lamb Weston Holdings, Inc.	32,370	2,892,583
Mondelez International, Inc. Class A	95,049	6,335,016
PepsiCo, Inc.	17,701	3,197,863
Walmart, Inc.	32,134	4,556,280
		46,985,415
Energy — 7.4%
Baker Hughes Co.	95,345	2,815,538
Chevron Corporation	39,397	7,071,368
Exxon Mobil Corporation	152,846	16,858,914
Halliburton Co.	150,110	5,906,828
Hess Corporation	93,505	13,260,879
Phillips 66	139,187	14,486,583
Pioneer Natural Resources Co.	27,775	6,343,532
Valero Energy CorporationΔ	33,067	4,194,880
		70,938,522
Financials — 17.0%
Allstate Corporation (The)	155,500	21,085,800
American Express Co.	29,305	4,329,814
American International Group, Inc.	161,174	10,192,644
Ameriprise Financial, Inc.	11,128	3,464,925
Apollo Global Management, Inc.	36,454	2,325,401
Bank of New York Mellon Corporation (The)	229,524	10,447,933
Berkshire Hathaway, Inc. Class B*	63,116	19,496,532
	Shares	Value
BlackRock, Inc.	14,341	$ 10,162,463
Cincinnati Financial Corporation	29,353	3,005,454
Citigroup, Inc.	19,534	883,523
Intercontinental Exchange, Inc.	32,378	3,321,659
JPMorgan Chase & Co.	129,539	17,371,180
M&T Bank Corporation	52,756	7,652,785
Marsh & McLennan Cos., Inc.	17,602	2,912,779
MetLife, Inc.	57,366	4,151,577
Morgan Stanley	31,416	2,670,988
Northern Trust Corporation	62,260	5,509,387
Progressive Corporation (The)	49,783	6,457,353
Reinsurance Group of America, Inc.	33,592	4,773,087
Truist Financial Corporation	163,955	7,054,984
U.S. Bancorp	68,379	2,982,008
Wells Fargo & Co.	300,266	12,397,983
		162,650,259
Health Care — 9.6%
Amgen, Inc.	9,548	2,507,687
Becton, Dickinson and Co.	16,323	4,150,939
Centene Corporation*	64,155	5,261,352
CVS Health Corporation	99,105	9,235,595
Elevance Health, Inc.	25,944	13,308,494
Gilead Sciences, Inc.	36,940	3,171,299
Henry Schein, Inc.*	72,874	5,820,446
Humana, Inc.	18,665	9,560,026
McKesson Corporation	13,084	4,908,070
Molina Healthcare, Inc.*	13,861	4,577,179
Quest Diagnostics, Inc.	32,447	5,076,009
UnitedHealth Group, Inc.	17,038	9,033,207
Zimmer Biomet Holdings, Inc.	117,640	14,999,100
		91,609,403
Industrials — 9.0%
AECOM	55,368	4,702,404
Deere & Co.	22,167	9,504,323
Emerson Electric Co.	51,988	4,993,967
Fastenal Co.	74,032	3,503,194
General Electric Co.	38,691	3,241,919
J.B. Hunt Transport Services, Inc.	72,340	12,613,203
Norfolk Southern Corporation	18,585	4,579,716
Oshkosh Corporation	48,466	4,274,217
Raytheon Technologies CorporationΔ	130,696	13,189,840
Southwest Airlines Co.*	109,769	3,695,922
Stanley Black & Decker, Inc.	44,680	3,356,362
Textron, Inc.	47,393	3,355,424
United Parcel Service, Inc. Class B	49,425	8,592,042
Vertiv Holdings Co.	480,806	6,567,810
		86,170,343
Information Technology — 11.0%
Apple, Inc.	54,379	7,065,463
Broadcom, Inc.	22,068	12,338,881
Cisco Systems, Inc.	246,394	11,738,210
Cognizant Technology Solutions Corporation Class A	118,026	6,749,907
Corning, Inc.	46,962	1,499,966
F5, Inc.*	42,150	6,048,946

See Notes to Financial Statements.

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Fidelity National Information Services, Inc.	213,579	$ 14,491,335
Fiserv, Inc.*	33,670	3,403,027
International Business Machines Corporation	29,250	4,121,033
Juniper Networks, Inc.	73,761	2,357,402
Microsoft Corporation	32,779	7,861,060
ON Semiconductor Corporation*	56,936	3,551,098
Oracle Corporation	48,086	3,930,550
Paychex, Inc.	37,495	4,332,922
QUALCOMM, Inc.	53,055	5,832,867
Texas Instruments, Inc.	61,479	10,157,560
		105,480,227
Materials — 6.0%
Air Products and Chemicals, Inc.	63,343	19,526,113
Axalta Coating Systems, Ltd.*	232,940	5,932,982
Corteva, Inc.	79,088	4,648,793
DuPont de Nemours, Inc.Δ	113,245	7,772,004
Freeport-McMoRan, Inc.	65,999	2,507,962
International Flavors & Fragrances, Inc.Δ	62,759	6,579,654
Packaging Corporation of America	44,398	5,678,948
Sonoco Products Co.	67,454	4,095,132
		56,741,588
Real Estate — 1.9%
Crown Castle International Corporation REIT	32,861	4,457,266
Jones Lang LaSalle, Inc.*	12,743	2,030,852
Public Storage REIT	23,905	6,697,942
Simon Property Group, Inc. REIT	14,080	1,654,118
STORE Capital Corporation REIT	57,274	1,836,205
Weyerhaeuser Co. REIT	48,373	1,499,563
		18,175,946
Utilities — 4.3%
AES Corporation (The)	130,910	3,764,972
Atmos Energy Corporation	79,429	8,901,608
Dominion Energy, Inc.	66,038	4,049,450
Duke Energy Corporation	80,968	8,338,894
Edison International	84,366	5,367,365
Pinnacle West Capital Corporation	137,449	10,451,622
		40,873,911
Total Common Stocks (Cost $699,335,945)		793,956,624
FOREIGN COMMON STOCKS — 12.1%
France — 1.3%
TotalEnergies SE ADRΔ	195,297	12,124,038
Germany — 0.3%
Siemens AG	24,268	3,345,376
	Shares	Value
Ireland — 5.3%
Johnson Controls International PLC	63,210	$ 4,045,440
Medtronic PLC	348,702	27,101,120
nVent Electric PLC	123,777	4,761,701
STERIS PLCΔ	11,560	2,135,016
Willis Towers Watson PLCΔ	52,188	12,764,141
		50,807,418
Japan — 0.3%
Nintendo Co., Ltd. ADR	266,026	2,771,991
Jersey — 0.7%
Aptiv PLC*	69,307	6,454,561
Netherlands — 0.5%
Koninklijke Ahold Delhaize NV	158,361	4,553,083
Singapore — 0.3%
Flex, Ltd.*	139,118	2,985,472
Switzerland — 2.1%
Nestle SA ADR	34,721	4,004,720
Novartis AG	31,853	2,882,615
Roche Holding AG	27,871	8,758,115
TE Connectivity, Ltd.	39,081	4,486,499
		20,131,949
United Kingdom — 1.3%
Unilever PLC ADRΔ	246,535	12,413,037
Total Foreign Common Stocks (Cost $119,633,127)		115,586,925
MUTUAL FUNDS — 0.7%
iShares Russell 1000 Value ETF (Cost $7,258,681)	45,236	6,860,039
MONEY MARKET FUNDS — 4.0%
GuideStone Money Market Fund, 3.97% (Institutional Class)Ø∞	37,900,813	37,900,813
Northern Institutional Liquid Assets Portfolio (Shares), 4.31%Ø§	488,675	488,675
Northern Institutional U.S. Government Portfolio (Shares), 3.73%Ø	87,452	87,452
Total Money Market Funds (Cost $38,476,940)		38,476,940
TOTAL INVESTMENTS — 99.8% (Cost $864,704,693)		954,880,528
Other Assets in Excess of Liabilities — 0.2%		2,173,566
NET ASSETS — 100.0%		$957,054,094

Forward Foreign Currency Contracts outstanding at December 31, 2022:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/31/23	U.S. Dollars	12,324,742	British Pounds	10,109,498	BOA	$75,608
03/31/23	Swiss Franc	220,719	U.S. Dollars	238,993	MSCS	2,066

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/31/23	Euro	384,077	U.S. Dollars	413,450	JPM	$ 258
Subtotal Appreciation						$ 77,932
03/31/23	U.S. Dollars	11,692,093	Swiss Francs	10,762,747	MSCS	$ (62,494)
03/31/23	U.S. Dollars	20,005,907	Euro	18,686,563	JPM	(122,287)
Subtotal Depreciation						$(184,781)
Total Forward Foreign Currency Contracts outstanding at December 31, 2022						$(106,849)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks:
Financials	$162,650,259	$152,202,326	$10,447,933	$ —
Other ^^	631,306,365	631,306,365	—	—
Total Common Stocks	793,956,624	783,508,691	10,447,933	—
Foreign Common Stocks:
Germany	3,345,376	—	3,345,376	—
Netherlands	4,553,083	—	4,553,083	—
Switzerland	20,131,949	8,491,219	11,640,730	—
Other ^^	87,556,517	87,556,517	—	—
Total Foreign Common Stocks	115,586,925	96,047,736	19,539,189	—
Money Market Funds	38,476,940	38,476,940	—	—
Mutual Funds	6,860,039	6,860,039	—	—
Total Assets - Investments in Securities	$954,880,528	$924,893,406	$29,987,122	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 77,932	$ —	$ 77,932	$ —
Total Assets - Other Financial Instruments	$ 77,932	$ —	$ 77,932	$ —
Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (184,781)	$ —	$ (184,781)	$ —
Total Liabilities - Other Financial Instruments	$ (184,781)	$ —	$ (184,781)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Forward Foreign Currency Contracts outstanding" disclosures.
See Notes to Financial Statements.

Growth Equity Index Fund (Unaudited)
The Fund was passively managed and attempted to replicate the performance of its benchmark, the Russell 1000® Growth Index. The Fund was comprised of domestic, large-cap equity stocks with growth-style orientations. The objective of the Fund is to provide investment results approximating the aggregate price and dividend performance of the securities included in the Russell 1000® Growth Index. However, the Fund’s returns relative to its benchmark could be lower in certain market environments and also due to the exclusion of certain securities from the Fund’s portfolio because of the Fund’s faith-based investment policies and restrictions.
The Fund commenced operations on August 31, 2022. The Investor Class of the Fund returned -7.76% for the four-month period ended December 31, 2022, as compared to a return of -7.74% for the Russell 1000® Growth Index. The return differential was primarily a result of faith-based investment restrictions and expenses of the Fund.
In 2022, exchange-listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a negative impact on Fund performance for the four-month period.
This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio by adding a potentially higher return, higher risk option of equity securities. It is possible to lose money by investing in the Fund.
At December 31, 2022, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Information Technology	39.6
Consumer Discretionary	12.9
Health Care	12.0
Money Market Funds	7.6
Industrials	7.2
Communication Services	6.2
Consumer Staples	5.9
Financials	3.1
Energy	1.6
Real Estate	1.5
Materials	1.4
Mutual Funds	0.8
Utilities	0.1
99.9

See Notes to Financial Statements.

Growth Equity Index Fund (Unaudited)
Average Annual Total Returns as of 12/31/22
	Institutional Class*	Investor Class*	Benchmark**
One Year	N/A	N/A	N/A
Five Year	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A
Since Inception	(7.68%)	(7.76%)	(7.74%)
Inception Date	08/31/22	08/31/22
Total Fund Operating Expenses (May 1, 2022 Prospectus)(1)	0.27%	1.64%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses (before expense payments by broker-dealers and excluding interest, taxes, brokerage commissions, extraordinary expenses,acquired fund fees and expenses and expenses incurred in connection with the short sales of securities) to 0.20% for the Institutional Class and 0.47% for the Investor Class. This contractual waiver and reimbursement applies to Fund operating expenses only and will remain in place until April 30, 2024.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

GROWTH EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
December 31, 2022
	Shares	Value
COMMON STOCKS — 89.7%
Communication Services — 6.2%
Alphabet, Inc. Class A*	38,336	$3,382,385
Alphabet, Inc. Class C*	35,572	3,156,303
Cable One, Inc.	25	17,796
Charter Communications, Inc. Class A*	854	289,591
Electronic Arts, Inc.	177	21,626
Liberty Broadband Corporation*	444	33,864
Liberty Broadband Corporation Class A*	68	5,158
Liberty Media Corporation Class A*	185	7,272
Liberty Media Corporation-Liberty Formula One*	206	12,315
Liberty Media Corporation-Liberty Formula One Class A*	127	6,786
Liberty Media Corporation-Liberty SiriusXM Class C*	329	12,874
Live Nation Entertainment, Inc.*	551	38,427
Meta Platforms, Inc. Class A*	3,599	433,104
Netflix, Inc.*	1,436	423,448
Nexstar Media Group, Inc. Class A	97	16,978
Pinterest, Inc. Class A*	674	16,365
Playtika Holding Corporation*	453	3,855
ROBLOX Corporation Class AΔ*	3,194	90,901
Roku, Inc.*	157	6,390
Spotify Technology SA*	927	73,187
Take-Two Interactive Software, Inc.*	970	101,006
Trade Desk, Inc. (The) Class A*	3,205	143,680
Walt Disney Co. (The)*	907	78,800
Warner Bros Discovery, Inc.*	12,684	120,244
World Wrestling Entertainment, Inc. Class AΔ	371	25,421
ZoomInfo Technologies, Inc.*	1,952	58,775
		8,576,551
Consumer Discretionary — 12.9%
Advance Auto Parts, Inc.	76	11,174
Airbnb, Inc. Class A*	2,717	232,304
Amazon.com, Inc.*	66,034	5,546,856
AutoZone, Inc.*	136	335,400
Best Buy Co., Inc.	526	42,190
Booking Holdings, Inc.*	298	600,553
Bright Horizons Family Solutions, Inc.*	70	4,417
Brunswick Corporation	111	8,001
Burlington Stores, Inc.*	415	84,145
CarMax, Inc.*	86	5,237
Carvana Co.Δ*	664	3,147
Chipotle Mexican Grill, Inc.*	205	284,435
Choice Hotels International, Inc.	278	31,314
D.R. Horton, Inc.	1,358	121,052
Darden Restaurants, Inc.	836	115,644
Deckers Outdoor Corporation*	154	61,471
Dollar General Corporation	1,687	415,424
Dollar Tree, Inc.*	509	71,993
Domino’s Pizza, Inc.	200	69,280
DoorDash, Inc. Class A*	1,579	77,087
eBay, Inc.	700	29,029
	Shares	Value
Etsy, Inc.*	913	$ 109,359
Expedia Group, Inc.*	1,074	94,082
Five Below, Inc.*	333	58,898
Floor & Decor Holdings, Inc. Class A*	654	45,538
Genuine Parts Co.	339	58,820
H&R Block, Inc.	1,223	44,652
Hilton Worldwide Holdings, Inc.	1,506	190,298
Home Depot, Inc. (The)	4,520	1,427,687
Leslie's, Inc.Δ*	340	4,151
Lowe’s Cos., Inc.	4,021	801,144
Lucid Group, Inc.Δ*	3,337	22,792
Lululemon Athletica, Inc.*	811	259,828
Marriott International, Inc. Class A	2,095	311,925
Mattel, Inc.*	1,202	21,444
McDonald’s Corporation	1,468	386,862
NIKE, Inc. Class B	9,171	1,073,099
Nordstrom, Inc.Δ	316	5,100
NVR, Inc.*	15	69,189
O’Reilly Automotive, Inc.*	205	173,026
Planet Fitness, Inc. Class A*	450	35,460
Polaris, Inc.	334	33,734
Pool Corporation	277	83,745
PulteGroup, Inc.	905	41,205
RH*	18	4,809
Ross Stores, Inc.	1,026	119,088
Starbucks Corporation	3,193	316,746
Tapestry, Inc.	375	14,280
Target Corporation	1,856	276,618
Tesla, Inc.*	19,169	2,361,237
TJX Cos., Inc. (The)	8,776	698,570
Toll Brothers, Inc.	457	22,813
TopBuild Corporation*	183	28,638
Tractor Supply Co.	849	191,000
Travel + Leisure Co.	386	14,050
Ulta Beauty, Inc.*	371	174,025
Vail Resorts, Inc.	309	73,650
Victoria's Secret & Co.*	263	9,410
Wayfair, Inc. Class AΔ*	267	8,782
Wendy's Co. (The)	1,644	37,204
Williams-Sonoma, Inc.Δ	391	44,934
Wyndham Hotels & Resorts, Inc.	565	40,290
YETI Holdings, Inc.*	280	11,567
Yum! Brands, Inc.	370	47,390
		17,997,292
Consumer Staples — 5.9%
BJ's Wholesale Club Holdings, Inc.*	617	40,821
Church & Dwight Co., Inc.	1,675	135,022
Clorox Co. (The)	769	107,914
Coca-Cola Co. (The)	22,910	1,457,305
Colgate-Palmolive Co.	5,155	406,162
Costco Wholesale Corporation	3,312	1,511,928
Estee Lauder Cos., Inc. (The) Class A	1,655	410,622
Grocery Outlet Holding Corporation*	121	3,532
Hershey Co. (The)	1,031	238,749
Kellogg Co.	1,495	106,504

See Notes to Financial Statements.

	Shares	Value
Kimberly-Clark Corporation	2,315	$ 314,261
Lamb Weston Holdings, Inc.	1,075	96,062
Monster Beverage Corporation*	2,423	246,007
Olaplex Holdings, Inc.*	545	2,839
PepsiCo, Inc.	9,104	1,644,729
Performance Food Group Co.*	277	16,174
Procter & Gamble Co. (The)	7,950	1,204,902
Sysco Corporation	3,901	298,231
		8,241,764
Energy — 1.6%
Antero Resources Corporation*	1,382	42,828
Cheniere Energy, Inc.	1,071	160,607
Coterra Energy, Inc.Δ	1,139	27,985
Devon Energy Corporation	2,522	155,128
Diamondback Energy, Inc.	763	104,363
Enviva, Inc.	195	10,329
EOG Resources, Inc.	3,201	414,594
Halliburton Co.	3,298	129,776
Hess Corporation	1,591	225,636
New Fortress Energy, Inc.	351	14,889
Occidental Petroleum Corporation	5,047	317,911
ONEOK, Inc.	602	39,551
Ovintiv, Inc.	1,274	64,605
PDC Energy, Inc.	302	19,171
Pioneer Natural Resources Co.	1,022	233,415
Range Resources Corporation	1,147	28,698
Targa Resources Corporation	1,566	115,101
Texas Pacific Land Corporation	37	86,736
		2,191,323
Financials — 2.8%
American Express Co.	376	55,554
Ameriprise Financial, Inc.	542	168,763
Apollo Global Management, Inc.	2,667	170,128
Arch Capital Group, Ltd.*	1,044	65,542
Ares Management Corporation Class A	1,231	84,250
Arthur J. Gallagher & Co.	277	52,226
Assurant, Inc.	70	8,754
Blackstone, Inc.	5,295	392,836
Blue Owl Capital, Inc.Δ	2,703	28,652
Brown & Brown, Inc.	163	9,286
Charles Schwab Corporation (The)	6,348	528,534
Erie Indemnity Co. Class A	168	41,785
Everest Re Group, Ltd.	145	48,034
FactSet Research Systems, Inc.	300	120,363
First Citizens BancShares, Inc. Class A	24	18,201
Lincoln National Corporation	267	8,202
LPL Financial Holdings, Inc.	610	131,864
Markel Corporation*	61	80,367
MarketAxess Holdings, Inc.	253	70,559
Marsh & McLennan Cos., Inc.	3,473	574,712
Moody’s Corporation	1,137	316,791
Morningstar, Inc.	147	31,839
MSCI, Inc.	427	198,628
Progressive Corporation (The)	3,930	509,760
Raymond James Financial, Inc.	191	20,408
	Shares	Value
RenaissanceRe Holdings, Ltd.	163	$ 30,029
Ryan Specialty Holdings, Inc.*	638	26,483
SVB Financial Group*	255	58,686
Tradeweb Markets, Inc. Class A	511	33,179
UWM Holdings CorporationΔ	2,580	8,540
Western Alliance Bancorp	519	30,912
		3,923,867
Health Care — 11.7%
10X Genomics, Inc. Class A*	604	22,010
Abbott Laboratories	1,949	213,981
Agilent Technologies, Inc.	2,403	359,609
agilon health, Inc.*	1,208	19,497
Align Technology, Inc.*	388	81,829
Alnylam Pharmaceuticals, Inc.*	1,189	282,566
AmerisourceBergen Corporation	1,212	200,841
Amgen, Inc.	4,314	1,133,029
Avantor, Inc.*	5,003	105,513
Baxter International, Inc.	756	38,533
Bruker Corporation	1,212	82,840
Catalent, Inc.*	1,111	50,006
Certara, Inc.*	504	8,099
Charles River Laboratories International, Inc.*	406	88,467
Chemed Corporation	45	22,969
Cigna Corporation	481	159,375
Danaher Corporation	644	170,930
DaVita, Inc.*	415	30,988
DexCom, Inc.*	2,856	323,413
Doximity, Inc. Class AΔ*	274	9,195
Edwards Lifesciences Corporation*	4,554	339,774
Elevance Health, Inc.	594	304,704
Eli Lilly and Co.	5,480	2,004,803
Exact Sciences Corporation*	1,672	82,781
Exelixis, Inc.*	9,915	159,037
Guardant Health, Inc.Δ*	634	17,245
HCA Healthcare, Inc.	120	28,795
Humana, Inc.	692	354,436
IDEXX Laboratories, Inc.*	587	239,473
Incyte Corporation*	3,358	269,715
Insulet CorporationΔ*	506	148,961
Intuitive Surgical, Inc.*	2,418	641,616
Ionis Pharmaceuticals, Inc.*	2,727	102,999
IQVIA Holdings, Inc.*	1,647	337,454
Maravai LifeSciences Holdings, Inc. Class A*	994	14,224
Masimo Corporation*	242	35,804
McKesson Corporation	271	101,658
Mettler-Toledo International, Inc.*	201	290,535
Moderna, Inc.*	381	68,435
Molina Healthcare, Inc.*	338	111,614
Natera, Inc.*	1,411	56,680
Neurocrine Biosciences, Inc.*	1,748	208,781
Novavax, Inc.Δ*	884	9,088
Penumbra, Inc.*	210	46,717
Regeneron Pharmaceuticals, Inc.*	315	227,269
Repligen Corporation*	334	56,550
ResMed, Inc.	1,074	223,532
See Notes to Financial Statements.

GROWTH EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Sarepta Therapeutics, Inc.*	1,303	$ 168,843
Seagen, Inc.*	1,523	195,721
Sotera Health Co.*	1,375	11,454
Stryker Corporation	1,455	355,733
Syneos Health, Inc.*	456	16,726
Tandem Diabetes Care, Inc.*	305	13,710
Thermo Fisher Scientific, Inc.	502	276,446
Ultragenyx Pharmaceutical, Inc.*	1,349	62,499
UnitedHealth Group, Inc.	6,552	3,473,739
Veeva Systems, Inc. Class A*	1,075	173,484
Vertex Pharmaceuticals, Inc.*	2,380	687,296
Waters Corporation*	536	183,623
West Pharmaceutical Services, Inc.	681	160,273
Zoetis, Inc.	4,415	647,018
		16,312,935
Industrials — 7.1%
A.O. Smith Corporation	234	13,394
Advanced Drainage Systems, Inc.	436	35,739
AECOM	102	8,663
Allison Transmission Holdings, Inc.	601	25,002
Armstrong World Industries, Inc.	72	4,938
Axon Enterprise, Inc.*	306	50,775
Boeing Co. (The)*	1,200	228,588
Booz Allen Hamilton Holding Corporation	1,084	113,300
BWX Technologies, Inc.	226	13,126
C.H. Robinson Worldwide, Inc.Δ	247	22,615
Carlisle Cos., Inc.	356	83,891
Caterpillar, Inc.	3,492	836,543
ChargePoint Holdings, Inc.Δ*	917	8,739
Cintas Corporation	606	273,682
Copart, Inc.*	2,720	165,621
CoStar Group, Inc.*	286	22,102
CSX Corporation	4,223	130,829
Deere & Co.	2,090	896,108
Delta Air Lines, Inc.*	5,471	179,777
Donaldson Co., Inc.	105	6,181
Emerson Electric Co.	1,375	132,082
Equifax, Inc.	432	83,963
Expeditors International of Washington, Inc.	167	17,355
Fastenal Co.	4,307	203,807
Fortune Brands Home & Security, Inc.	207	11,822
FTI Consulting, Inc.*	121	19,215
Generac Holdings, Inc.*	415	41,774
General Electric Co.	199	16,674
Graco, Inc.	779	52,396
HEICO Corporation	260	39,946
HEICO Corporation Class A	496	59,446
Honeywell International, Inc.	1,504	322,307
Huntington Ingalls Industries, Inc.	91	20,992
IAA, Inc.*	532	21,280
IDEX Corporation	126	28,770
Illinois ToolWorks, Inc.	1,840	405,352
J.B. Hunt Transport Services, Inc.	507	88,400
KBR, Inc.	723	38,174
Landstar System, Inc.	146	23,783
	Shares	Value
Lincoln Electric Holdings, Inc.	469	$ 67,766
Lockheed Martin CorporationΔ	1,780	865,952
Lyft, Inc. Class A*	1,304	14,370
Masco Corporation	169	7,887
Masterbrand, Inc.*	207	1,563
Nordson Corporation	98	23,297
Northrop Grumman Corporation	158	86,206
Old Dominion Freight Line, Inc.	708	200,916
Otis Worldwide Corporation	410	32,107
Parker-Hannifin Corporation	253	73,623
Plug Power, Inc.Δ*	1,679	20,769
Quanta Services, Inc.	583	83,077
Republic Services, Inc.	232	29,926
Robert Half International, Inc.	652	48,137
Rockwell Automation, Inc.	540	139,088
Rollins, Inc.	1,407	51,412
SiteOne Landscape Supply, Inc.*	59	6,922
Spirit AeroSystems Holdings, Inc. Class A	432	12,787
Tetra Tech, Inc.	83	12,051
Toro Co. (The)	733	82,976
TransDigm Group, Inc.	135	85,003
TransUnion	956	54,253
Trex Co., Inc.*	643	27,218
Uber Technologies, Inc.*	11,967	295,944
Union Pacific Corporation	4,756	984,825
United Parcel Service, Inc. Class B	4,908	853,207
United Rentals, Inc.*	183	65,042
Valmont Industries, Inc.	28	9,259
Verisk Analytics, Inc.Δ	1,178	207,823
W.W. Grainger, Inc.	345	191,906
Waste Management, Inc.	3,012	472,523
Watsco, Inc.	132	32,921
WESCO International, Inc.*	114	14,273
WillScot Mobile Mini Holdings Corporation*	972	43,905
Xylem, Inc.	111	12,273
		9,958,358
Information Technology — 38.7%
Adobe, Inc.*	3,512	1,181,893
Advanced Micro Devices, Inc.*	9,388	608,061
Alteryx, Inc. Class A*	387	19,609
Amphenol Corporation Class A	3,426	260,856
Analog Devices, Inc.	897	147,135
ANSYS, Inc.*	330	79,725
Apple, Inc.	111,983	14,549,951
Applied Materials, Inc.	6,458	628,880
AppLovin Corporation Class AΔ*	1,472	15,500
Arista Networks, Inc.*	1,931	234,327
Aspen Technology, Inc.*	244	50,118
Atlassian Corporation Class A*	1,008	129,709
Autodesk, Inc.*	1,617	302,169
Automatic Data Processing, Inc.	2,923	698,188
Bentley Systems, Inc. Class B	1,263	46,680
Black Knight, Inc.*	170	10,498
Broadcom, Inc.	3,011	1,683,540
Broadridge Financial Solutions, Inc.	834	111,864

See Notes to Financial Statements.

	Shares	Value
Cadence Design Systems, Inc.*	2,057	$ 330,436
CCC Intelligent Solutions Holdings, Inc.*	520	4,524
CDW Corporation	1,000	178,580
Ceridian HCM Holding, Inc.Δ*	103	6,607
Cloudflare, Inc. Class A*	2,001	90,465
Cognex Corporation	1,000	47,110
Confluent, Inc. Class A*	791	17,592
Corning, Inc.	731	23,348
Coupa Software, Inc.*	184	14,567
Crowdstrike Holdings, Inc. Class A*	1,549	163,094
Datadog, Inc. Class A*	1,905	140,018
Dell Technologies, Inc. Class C	415	16,691
DocuSign, Inc.*	1,337	74,097
DoubleVerify Holdings, Inc.*	270	5,929
Dropbox, Inc. Class A*	1,845	41,291
Dynatrace, Inc.*	1,419	54,348
Enphase Energy, Inc.*	969	256,746
Entegris, Inc.	1,011	66,311
EPAM Systems, Inc.*	399	130,768
Euronet Worldwide, Inc.*	182	17,177
Fair Isaac Corporation*	195	116,723
Fiserv, Inc.*	455	45,987
Five9, Inc.*	486	32,980
FleetCor Technologies, Inc.*	536	98,452
Fortinet, Inc.*	4,849	237,068
Gartner, Inc.*	554	186,222
Gen Digital, Inc.	1,826	39,131
Genpact, Ltd.	801	37,102
GLOBALFOUNDRIES, Inc.Δ*	100	5,389
Globant SA*	261	43,890
GoDaddy, Inc. Class A*	153	11,447
HP, Inc.	4,029	108,259
HubSpot, Inc.*	321	92,811
International Business Machines Corporation	4,664	657,111
Intuit, Inc.	2,055	799,847
Jabil, Inc.	733	49,991
Jack Henry & Associates, Inc.	588	103,229
Jamf Holding Corporation*	199	4,239
Keysight Technologies, Inc.*	1,145	195,875
KLA Corporation	1,101	415,110
Lam Research Corporation	1,015	426,605
Lattice Semiconductor Corporation*	739	47,946
Manhattan Associates, Inc.*	265	32,171
Mastercard, Inc. Class A	6,394	2,223,386
Microchip Technology, Inc.	3,384	237,726
Micron Technology, Inc.	1,508	75,370
Microsoft Corporation	56,024	13,435,676
MongoDB, Inc.*	450	88,578
Monolithic Power Systems, Inc.	319	112,802
National Instruments Corporation	148	5,461
NetApp, Inc.	1,770	106,306
New Relic, Inc.*	350	19,758
Nutanix, Inc. Class AΔ*	357	9,300
NVIDIA Corporation	17,830	2,605,676
Okta, Inc.*	52	3,553
ON Semiconductor Corporation*	1,973	123,056
	Shares	Value
Oracle Corporation	7,948	$ 649,670
Palantir Technologies, Inc. Class AΔ*	12,561	80,642
Palo Alto Networks, Inc.*	2,178	303,918
Paychex, Inc.	2,520	291,211
Paycom Software, Inc.*	371	115,125
Paylocity Holding Corporation*	293	56,918
PayPal Holdings, Inc.*	2,549	181,540
Pegasystems, Inc.	132	4,520
Procore Technologies, Inc.*	285	13,446
PTC, Inc.*	805	96,632
Pure Storage, Inc. Class A*	2,110	56,464
QUALCOMM, Inc.	8,360	919,098
RingCentral, Inc. Class A*	475	16,815
Salesforce, Inc.*	1,558	206,575
SentinelOne, Inc. Class A*	703	10,257
ServiceNow, Inc.*	1,484	576,193
Shift4 Payments, Inc. Class A*	282	15,772
Smartsheet, Inc. Class A*	711	27,985
Snowflake, Inc. Class A*	2,142	307,463
Splunk, Inc.*	1,177	101,328
Synopsys, Inc.*	1,147	366,226
Teradata Corporation*	256	8,617
Teradyne, Inc.Δ	942	82,284
Texas Instruments, Inc.	4,811	794,873
Toast, Inc. Class A*	1,378	24,845
Twilio, Inc. Class A*	353	17,283
Tyler Technologies, Inc.*	269	86,728
Ubiquiti, Inc.Δ	16	4,376
Unity Software, Inc.Δ*	906	25,903
Universal Display Corporation	220	23,769
VeriSign, Inc.*	31	6,369
Visa, Inc. Class AΔ	12,270	2,549,215
VMware, Inc. Class A*	810	99,436
Vontier Corporation	219	4,233
Western Union Co. (The)	1,950	26,852
WEX, Inc.*	223	36,494
Workday, Inc. Class A*	1,452	242,963
Zebra Technologies Corporation Class A*	110	28,205
Zoom Video Communications, Inc. Class A*	907	61,440
Zscaler, Inc.*	583	65,238
		53,859,556
Materials — 1.2%
Albemarle Corporation	434	94,117
Avery Dennison Corporation	383	69,323
Ball Corporation	837	42,804
Berry Global Group, Inc.	348	21,030
CF Industries Holdings, Inc.	1,604	136,661
Chemours Co. (The)	723	22,138
Crown Holdings, Inc.Δ	666	54,752
Eagle Materials, Inc.	216	28,696
Ecolab, Inc.	1,609	234,206
FMC Corporation	393	49,046
Graphic Packaging Holding Co.	2,003	44,567
Martin Marietta Materials, Inc.	67	22,644
Mosaic Co. (The)	374	16,407
See Notes to Financial Statements.

GROWTH EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
MP Materials Corporation*	503	$ 12,213
PPG Industries, Inc.	924	116,184
RPM International, Inc.	160	15,592
Scotts Miracle-Gro Co. (The)	70	3,401
Sealed Air Corporation	1,112	55,466
Sherwin-Williams Co. (The)	1,781	422,685
Southern Copper Corporation	638	38,529
Valvoline, Inc.	1,224	39,964
Vulcan Materials Co.	586	102,614
		1,643,039
Real Estate — 1.5%
American Tower Corporation REIT	2,650	561,429
Apartment Income REIT Corporation	225	7,720
Camden Property Trust REIT	67	7,496
CBRE Group, Inc. Class A*	1,214	93,429
Crown Castle International Corporation REIT	3,278	444,628
Equinix, Inc. REIT	489	320,310
Equity LifeStyle Properties, Inc. REIT	686	44,316
Extra Space Storage, Inc. REIT	124	18,250
Iron Mountain, Inc. REIT	1,753	87,387
Lamar Advertising Co. Class A REIT	504	47,577
Public Storage REIT	939	263,098
SBA Communications Corporation REIT	160	44,850
Simon Property Group, Inc. REIT	1,258	147,790
		2,088,280
Utilities — 0.1%
AES Corporation (The)	1,294	37,215
National Fuel Gas Co.	227	14,369
Vistra Corporation	2,400	55,680
		107,264
Total Common Stocks (Cost $136,562,079)		124,900,229
FOREIGN COMMON STOCKS — 1.8%
Ireland — 1.7%
Accenture PLC Class A	4,735	1,263,487
	Shares	Value
Allegion PLC	471	$ 49,577
Aon PLC Class A	1,482	444,808
Horizon Therapeutics PLC*	2,099	238,866
Linde PLC	848	276,601
Trane Technologies PLC	1,018	171,116
		2,444,455
Israel — 0.0%
Wix.com, Ltd.*	159	12,216
Jersey — 0.1%
Aptiv PLC*	335	31,199
Novocure, Ltd.*	681	49,951
		81,150
Netherlands — 0.0%
Elastic NV*	512	26,368
Total Foreign Common Stocks (Cost $2,486,041)		2,564,189
MUTUAL FUNDS — 0.8%
iShares Russell 1000 Growth ETFØ∞Δ (Cost $1,169,737)	5,225	1,119,404
MONEY MARKET FUNDS — 7.6%
GuideStone Money Market Fund, 3.97% (Institutional Class)Ø∞	10,050,687	10,050,687
Northern Institutional Liquid Assets Portfolio (Shares), 4.31%Ø§	461,321	461,321
Total Money Market Funds (Cost $10,512,008)		10,512,008
TOTAL INVESTMENTS — 99.9% (Cost $150,729,865)		139,095,830
Other Assets in Excess of Liabilities — 0.1%		155,448
NET ASSETS — 100.0%		$139,251,278

Futures Contracts outstanding at December 31, 2022:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	03/2023	52	$10,038,600	$(313,077)
S&P 500® Micro E-Mini	03/2023	18	347,490	(9,720)
Total Futures Contracts outstanding at December 31, 2022			$10,386,090	$(322,797)

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$124,900,229	$124,900,229	$ —	$ —
Foreign Common Stocks	2,564,189	2,564,189	—	—
Money Market Funds	10,512,008	10,512,008	—	—
Mutual Funds	1,119,404	1,119,404	—	—
Total Assets - Investments in Securities	$139,095,830	$139,095,830	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (322,797)	$ (322,797)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (322,797)	$ (322,797)	$ —	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

Growth Equity Fund (Unaudited)
The Fund invested in a diversified portfolio of large- and medium-sized U.S. companies whose stocks were considered to have above average potential for growth in revenue and earnings. The Investor Class of the Fund underperformed its benchmark, the Russell 1000® Growth Index, for the one-year period ended December 31, 2022 (-34.66% versus -29.14%). The Fund was restructured on June 1, 2022, with the termination of two-sub-advisers and the subsequent hiring of two sub-advisers.  Concurrent with this restructuring, the Fund experienced underperformance in the first half and outperformance in the second half of the year. In an effort to allow the sub-advisers a wider degree of latitude in the pursuit of benchmark-relative outperformance against a non-diversified benchmark, the Fund was reclassified to non-diversified status as of November 1, 2022. Large capitalization growth stocks significantly underperformed large capitalization value stocks during 2022, as the market punished a handful of mega capitalization stocks, which accounted for a large portion of the performance of the benchmark index. This created a significant hurdle for active management as growth managers that were overweight in these particular stocks most likely experienced underperformance for the year. The Fund had a modest underweight to the technology and consumer discretionary sectors and a modest overweight to the health care sector. Security selection within the technology and communication services sectors detracted from benchmark-relative performance, while the allocation to cash and overweight exposure and security selection within the industrials sector benefited benchmark-relative returns during the year.
In 2022, exchange-listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a negative impact on Fund performance for the year.
This Fund may be suitable for investors who seek high, long-term rates of return, can accept significant short-term fluctuations in account value, want to invest in growth-oriented equities and would like to diversify their portfolio by adding a potentially higher return, higher risk option of equity securities. The Fund will not concentrate in any particular industry, but at times, it may be heavily invested in a particular economic sector. This may result in greater short-term price volatility. It is possible to lose money by investing in the Fund.
At December 31, 2022, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Information Technology	37.2
Health Care	16.4
Consumer Discretionary	14.0
Industrials	8.0
Communication Services	8.0
Consumer Staples	4.6
Money Market Funds	4.5
Financials	3.9
Energy	1.7
Materials	1.7
100.0
Average Annual Total Returns as of 12/31/22
	Institutional Class*	Investor Class*	Benchmark**
One Year	(34.50%)	(34.66%)	(29.14%)
Five Year	7.38%	7.11%	10.95%
Ten Year	11.38%	11.10%	14.09%
Since Inception	6.83%	6.66%	8.28%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2022 Prospectus)(1)	0.65%	0.91%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

See Notes to Financial Statements.

Growth Equity Fund (Unaudited)
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Investor Class*
Russell 1000® Growth Index
$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
$37,397
$28,660

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2012 to December 31, 2022, with all dividends and capital gains reinvested, with the Russell 1000® Growth Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2022
	Shares	Value
COMMON STOCKS — 90.5%
Communication Services — 8.0%
Alphabet, Inc. Class A*	395,747	$ 34,916,758
Alphabet, Inc. Class C*	205,936	18,272,701
Charter Communications, Inc. Class A*	2,480	840,968
Live Nation Entertainment, Inc.*	96,806	6,751,251
Meta Platforms, Inc. Class A*	78,227	9,413,837
Netflix, Inc.*	44,472	13,113,903
Sea, Ltd. ADR*	20,334	1,057,978
Snap, Inc. Class A*	3,459	30,958
Trade Desk, Inc. (The) Class A*	31,027	1,390,940
Walt Disney Co. (The)*	75,387	6,549,623
Warner Music Group Corporation Class A	55,331	1,937,692
		94,276,609
Consumer Discretionary — 13.6%
Airbnb, Inc. Class A*	16,656	1,424,088
Amazon.com, Inc.*	577,969	48,549,396
AutoZone, Inc.*	4,346	10,718,018
Chipotle Mexican Grill, Inc.*	6,398	8,877,161
DoorDash, Inc. Class A*	24,008	1,172,070
Etsy, Inc.*	6,033	722,633
Floor & Decor Holdings, Inc. Class A*	20,589	1,433,612
Lowe’s Cos., Inc.	46,491	9,262,867
Marriott International, Inc. Class A	82,739	12,319,010
MercadoLibre, Inc.*	1,632	1,381,064
NIKE, Inc. Class B	108,499	12,695,468
O’Reilly Automotive, Inc.*	8,019	6,768,277
Starbucks Corporation	181,137	17,968,790
Tapestry, Inc.	53,971	2,055,216
Target Corporation	14,850	2,213,244
Tesla, Inc.*	110,611	13,625,063
Yum China Holdings, Inc.	51,889	2,835,734
Yum! Brands, Inc.	43,802	5,610,160
		159,631,871
Consumer Staples — 4.6%
Coca-Cola Co. (The)	148,763	9,462,814
Costco Wholesale Corporation	39,936	18,230,784
Estee Lauder Cos., Inc. (The) Class A	39,082	9,696,635
Monster Beverage Corporation*	168,162	17,073,488
		54,463,721
Energy — 1.7%
Cheniere Energy, Inc.	15,020	2,252,399
ConocoPhillips	80,923	9,548,914
Pioneer Natural Resources Co.Δ	35,075	8,010,779
		19,812,092
Financials — 3.9%
Apollo Global Management, Inc.Δ	230,881	14,727,899
Blackstone, Inc.Δ	24,604	1,825,371
Capital One Financial Corporation	8,067	749,908
Charles Schwab Corporation (The)	105,153	8,755,039
FactSet Research Systems, Inc.	16,068	6,446,642
Morgan Stanley	43,034	3,658,751
MSCI, Inc.	2,953	1,373,647
	Shares	Value
SEI Investments Co.	95,429	$ 5,563,511
SVB Financial Group*	11,131	2,561,688
		45,662,456
Health Care — 15.1%
10X Genomics, Inc. Class A*	17,142	624,654
Align Technology, Inc.*	6,911	1,457,530
Alnylam Pharmaceuticals, Inc.*	8,254	1,961,563
Amgen, Inc.	29,780	7,821,419
CVS Health Corporation	65,585	6,111,866
DexCom, Inc.*	56,487	6,396,588
Edwards Lifesciences Corporation*	12,836	957,694
Eli Lilly and Co.	36,115	13,212,312
Exact Sciences Corporation*	17,721	877,367
HCA Healthcare, Inc.	30,500	7,318,780
Illumina, Inc.*	29,856	6,036,883
Intuitive Surgical, Inc.*	43,894	11,647,273
McKesson Corporation	29,709	11,144,440
Moderna, Inc.*	1,935	347,565
Regeneron Pharmaceuticals, Inc.*	27,162	19,597,111
Sarepta Therapeutics, Inc.*	11,246	1,457,257
Seagen, Inc.*	16,453	2,114,375
Stryker CorporationΔ	51,365	12,558,229
Thermo Fisher Scientific, Inc.	2,493	1,372,870
UnitedHealth Group, Inc.	63,807	33,829,195
Veeva Systems, Inc. Class A*	43,294	6,986,786
Vertex Pharmaceuticals, Inc.*	35,055	10,123,183
Zoetis, Inc.	89,396	13,100,984
		177,055,924
Industrials — 7.7%
Boeing Co. (The)*	102,342	19,495,128
Copart, Inc.*	201,491	12,268,787
CoStar Group, Inc.*	251,862	19,463,895
Deere & Co.	39,239	16,824,114
Equifax, Inc.Δ	24,023	4,669,110
Expeditors International of Washington, Inc.Δ	61,635	6,405,109
Rockwell Automation, Inc.	7,309	1,882,579
Uber Technologies, Inc.*	78,467	1,940,489
United Parcel Service, Inc. Class B	26,797	4,658,391
Verisk Analytics, Inc.Δ	19,262	3,398,202
		91,005,804
Information Technology — 35.2%
Adobe, Inc.*	23,515	7,913,503
Advanced Micro Devices, Inc.*	117,986	7,641,953
Amphenol Corporation Class A	56,619	4,310,970
Apple, Inc.	518,248	67,335,963
Atlassian Corporation Class AΔ*	13,945	1,794,443
Autodesk, Inc.*	61,251	11,445,974
Automatic Data Processing, Inc.	21,551	5,147,672
Block, Inc.*	117,503	7,383,888
Cloudflare, Inc. Class A*	34,103	1,541,797
Cognizant Technology Solutions Corporation Class A	43,824	2,506,295
Datadog, Inc. Class A*	20,117	1,478,599
Enphase Energy, Inc.*	4,952	1,312,082
Guidewire Software, Inc.*	68,377	4,277,665

See Notes to Financial Statements.

	Shares	Value
HubSpot, Inc.*	381	$ 110,159
International Business Machines Corporation	39,654	5,586,852
Intuit, Inc.	45,193	17,590,019
Lam Research Corporation	15,986	6,718,916
Mastercard, Inc. Class A	76,407	26,569,006
Microsoft Corporation	388,713	93,221,152
MongoDB, Inc.*	2,031	399,782
NVIDIA Corporation	134,498	19,655,538
Oracle Corporation	279,689	22,861,779
Palo Alto Networks, Inc.*	39,623	5,528,993
PayPal Holdings, Inc.*	212,368	15,124,849
QUALCOMM, Inc.	58,794	6,463,812
Salesforce, Inc.*	136,075	18,042,184
ServiceNow, Inc.*	11,260	4,371,920
Snowflake, Inc. Class A*	12,472	1,790,231
Synopsys, Inc.*	13,706	4,376,189
Texas Instruments, Inc.	52,430	8,662,485
Unity Software, Inc.Δ*	86,638	2,476,980
Visa, Inc. Class AΔ	124,896	25,948,393
Workday, Inc. Class A*	25,680	4,297,034
		413,887,077
Materials — 0.7%
Freeport-McMoRan, Inc.	148,843	5,656,034
Sherwin-Williams Co. (The)	9,610	2,280,741
		7,936,775
Total Common Stocks (Cost $1,021,885,559)		1,063,732,329
FOREIGN COMMON STOCKS — 5.0%
Canada — 0.6%
Shopify, Inc. Class A*	196,632	6,825,097
China — 0.4%
Alibaba Group Holding, Ltd. ADR*	52,470	4,622,082
Ireland — 2.5%
Accenture PLC Class A	52,959	14,131,580
Linde PLC	35,864	11,698,119
Trane Technologies PLC	19,468	3,272,376
		29,102,075
Netherlands — 0.2%
ASML Holding NV	4,218	2,304,715
Switzerland — 1.3%
Novartis AG ADRΔ	97,036	8,803,106
Roche Holding AG ADR	168,506	6,597,010
		15,400,116
Total Foreign Common Stocks (Cost $66,269,186)		58,254,085
MONEY MARKET FUNDS — 4.5%
GuideStone Money Market Fund, 3.97% (Institutional Class)Ø∞	53,071,543	53,071,543
Northern Institutional Liquid Assets Portfolio (Shares), 4.31%Ø§	284,515	284,515
	Shares	Value
Northern Institutional U.S. Government Portfolio (Shares), 3.73%Ø	190,521	$ 190,521
Total Money Market Funds (Cost $53,546,579)		53,546,579
TOTAL INVESTMENTS — 100.0% (Cost $1,141,701,324)		1,175,532,993
Liabilities in Excess of Other Assets — (0.0)%		(410,442)
NET ASSETS — 100.0%		$1,175,122,551
See Notes to Financial Statements.

GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$1,063,732,329	$1,063,732,329	$ —	$ —
Foreign Common Stocks	58,254,085	58,254,085	—	—
Money Market Funds	53,546,579	53,546,579	—	—
Total Assets - Investments in Securities	$1,175,532,993	$1,175,532,993	$ —	$ —

See Notes to Financial Statements.

Small Cap Equity Fund (Unaudited)
The Fund invested in a diversified portfolio of domestic, small capitalization stocks with both value- and growth-style orientations. The Investor Class of the Fund outperformed its benchmark, the Russell 2000® Index, for the one-year period ended December 31, 2022 (-18.05% versus -20.44%). The Fund outperformed during three of the four quarters of the year. Small capitalization stocks slightly underperformed large capitalization stocks and generated double-digit declines during a period where all sectors posted negative returns with the exception of the energy sector. The Fund maintained an allocation across all sectors, with a modest overweight to the industrials and financials sectors and modest underweights to the health care and energy sectors. Security selection across most sectors was additive during the year.  Underweight exposure and security selection within the health care sector was the primary contributor to benchmark-relative returns, while the underweight exposure within the energy sector detracted from benchmark-relative returns for the one-year period.
In 2022, exchange-listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. In addition, currency forwards were used to hedge modest foreign currency exposure back to the U.S. dollar. Overall, derivative exposure had a negative impact on Fund performance for the year.
This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value, want to invest in stocks of small- to medium-sized U.S. companies and would like to diversify their portfolio by adding a potentially higher return, higher risk option of equity securities. Small capitalization stocks are subject to greater risk than large capitalization stocks due to more volatility and less liquidity. It is possible to lose money by investing in the Fund.
At December 31, 2022, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Financials	19.4
Industrials	18.0
Information Technology	14.9
Health Care	14.1
Consumer Discretionary	10.6
Money Market Funds	5.6
Real Estate	5.3
Energy	4.3
Materials	3.5
Consumer Staples	2.9
Communication Services	1.7
Utilities	1.3
Rights	—**
101.6
**Rounds to less than 0.05%
See Notes to Financial Statements.

Small Cap Equity Fund (Unaudited)
Average Annual Total Returns as of 12/31/22
	Institutional Class*	Investor Class*	Benchmark**
One Year	(17.80%)	(18.05%)	(20.44%)
Five Year	5.84%	5.57%	4.12%
Ten Year	9.13%	8.85%	9.01%
Since Inception	7.39%	7.17%	7.69%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2022 Prospectus)(1)	0.91%	1.17%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Investor Class*
Benchmark Index**
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
$23,696
$23,351

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2012 to December 31, 2022, with all dividends and capital gains reinvested, with the Russell 2000® Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2022
	Shares	Value
COMMON STOCKS — 92.5%
Communication Services — 1.6%
ATN International, Inc.Δ	17,592	$ 797,094
Bandwidth, Inc. Class AΔ*	23,935	549,308
Cable One, Inc.	1,726	1,228,670
Cardlytics, Inc.Δ*	9,600	55,488
DHI Group, Inc.*	5,603	29,640
Entravision Communications Corporation Class AΔ	240,643	1,155,086
Integral Ad Science Holding Corporation*	175,800	1,545,282
Nexstar Media Group, Inc. Class A	4,025	704,496
Playtika Holding Corporation*	32,969	280,566
Spok Holdings, Inc.Δ	10,661	87,314
Telephone & Data Systems, Inc.	41,180	431,978
Townsquare Media, Inc. Class AΔ*	24,318	176,306
TrueCar, Inc.*	31,881	80,021
United States Cellular CorporationΔ*	19,803	412,893
Yelp, Inc.*	46,772	1,278,746
Ziff Davis, Inc.*	29,083	2,300,465
		11,113,353
Consumer Discretionary — 10.3%
2U, Inc.*	51,301	321,657
Aaron's Co., Inc. (The)	23,909	285,713
Adtalem Global Education, Inc.*	16,860	598,530
American Axle & Manufacturing Holdings, Inc.*	88,314	690,615
American Outdoor Brands, Inc.Δ*	1,114	11,162
American Public Education, Inc.*	11,352	139,516
Bloomin' Brands, Inc.Δ	103,911	2,090,689
Bluegreen Vacations Holding CorporationΔ	4,226	105,481
Boot Barn Holdings, Inc.*	31,200	1,950,624
Brinker International, Inc.*	24,284	774,902
Brunswick Corporation	44,138	3,181,467
Chuy's Holdings, Inc.*	25,712	727,650
Citi Trends, Inc.*	1,180	31,246
Container Store Group, Inc. (The)*	16,662	71,813
Dana, Inc.	92,579	1,400,720
Dave & Buster's Entertainment, Inc.*	47,980	1,700,411
Foot Locker, Inc.	35,705	1,349,292
Genesco, Inc.*	6,548	301,339
Goodyear Tire & Rubber Co. (The)*	108,718	1,103,488
GoPro, Inc. Class A*	116,621	580,773
Grand Canyon Education, Inc.*	1,872	197,796
Haverty Furniture Cos., Inc.	6,824	204,038
Helen of Troy, Ltd.*	8,360	927,208
Hibbett, Inc.Δ	14,591	995,398
Hilton Grand Vacations, Inc.*	70,800	2,728,632
Hooker Furnishings CorporationΔ	497	9,294
Jack in the Box, Inc.Δ	11,138	759,946
KB Home	55,705	1,774,204
La-Z-Boy, Inc.	41,078	937,400
Leslie's, Inc.Δ*	146,000	1,782,660
Malibu Boats, Inc. Class A*	83,457	4,448,258
MarineMax, Inc.*	48,846	1,524,972
Mohawk Industries, Inc.*	9,167	937,051
National Vision Holdings, Inc.Δ*	85,300	3,306,228
	Shares	Value
OneWater Marine, Inc. Class AΔ*	44,479	$ 1,272,099
Penske Automotive Group, Inc.	14,033	1,612,813
Perdoceo Education Corporation*	27,319	379,734
Planet Fitness, Inc. Class A*	39,000	3,073,200
Quotient Technology, Inc.*	47,801	163,957
Red Robin Gourmet Burgers, Inc.Δ*	51,656	288,240
RHΔ*	2,452	655,150
SeaWorld Entertainment, Inc.*	14,172	758,344
Skyline Champion Corporation*	65,301	3,363,654
Sleep Number CorporationΔ*	5,220	135,616
Smith & Wesson Brands, Inc.Δ	24,137	209,509
Solo Brands, Inc. Class AΔ*	81,446	302,979
Sonic Automotive, Inc. Class A	14,918	735,010
Steven Madden, Ltd.	81,337	2,599,530
Tapestry, Inc.	86,681	3,300,812
Taylor Morrison Home Corporation Class A*	84,239	2,556,654
Texas Roadhouse, Inc.	32,619	2,966,698
Tilly's, Inc. Class A*	19,474	176,240
Topgolf Callaway Brands CorporationΔ*	110,200	2,176,450
Unifi, Inc.Δ*	8,699	74,898
Universal Electronics, Inc.Δ*	5,270	109,669
Vera Bradley, Inc.Δ*	22,686	102,768
Visteon Corporation*	12,300	1,609,209
Vizio Holding Corporation Class AΔ*	49,436	366,321
Wendy's Co. (The)Δ	54,093	1,224,125
Wingstop, Inc.Δ	12,700	1,747,774
Xponential Fitness, Inc. Class A*	5,689	130,449
YETI Holdings, Inc.Δ*	12,105	500,058
		70,542,133
Consumer Staples — 2.9%
Andersons, Inc. (The)Δ	13,755	481,287
BJ's Wholesale Club Holdings, Inc.*	61,521	4,070,229
Edgewell Personal Care Co.Δ	104,209	4,016,215
Fresh Del Monte Produce, Inc.	9,544	249,957
Hain Celestial Group, Inc. (The)*	18,617	301,223
Herbalife Nutrition, Ltd.*	41,947	624,171
J&J Snack Foods Corporation	16,749	2,507,493
Nature's Sunshine Products, Inc.Δ*	5,606	46,642
Rite Aid CorporationΔ*	14,564	48,644
Simply Good Foods Co. (The)*	90,800	3,453,124
Sovos Brands, Inc.Δ*	6,669	95,834
Spectrum Brands Holdings, Inc.Δ	62,151	3,786,239
		19,681,058
Energy — 4.2%
Cactus, Inc. Class AΔ	53,300	2,678,858
ChampionX Corporation	80,071	2,321,258
CONSOL Energy, Inc.	1,048	68,120
Dorian LPG, Ltd.Δ	10,896	206,479
Earthstone Energy, Inc. Class AΔ*	121,472	1,728,547
Enviva, Inc.Δ	27,635	1,463,826
Magnolia Oil & Gas Corporation Class AΔ	73,900	1,732,955
Matador Resources Co.Δ	67,800	3,880,872
NCS Multistage Holdings, Inc.*	1,057	26,425
NexTier Oilfield Solutions, Inc.*	138,934	1,283,750

See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Patterson-UTI Energy, Inc.	220,875	$ 3,719,535
PBF Energy, Inc. Class A	17,987	733,510
PDC Energy, Inc.	44,728	2,839,333
Plains GP Holdings LP Class AΔ*	6,260	77,874
ProPetro Holding CorporationΔ*	68,254	707,794
REX American Resources Corporation*	8,329	265,362
SM Energy Co.	45,200	1,574,316
Southwestern Energy Co.*	382,770	2,239,205
U.S. Silica Holdings, Inc.*	5,389	67,363
W&T Offshore, Inc.Δ*	31,284	174,565
World Fuel Services Corporation	37,524	1,025,531
		28,815,478
Financials — 19.3%
1st Source Corporation	2,371	125,876
Amalgamated Financial CorporationΔ	5,613	129,324
A-Mark Precious Metals, Inc.	39,674	1,377,878
American Equity Investment Life Holding Co.	39,705	1,811,342
Ameris Bancorp	40,175	1,893,850
Argo Group International Holdings, Ltd.	12,592	325,503
Associated Banc-Corp	65,133	1,503,921
Atlantic Union Bankshares Corporation	8,426	296,090
Axis Capital Holdings, Ltd.	46,610	2,524,864
Banc of California, Inc.	21,949	349,648
Bank of Marin BancorpΔ	3,000	98,640
BankUnited, Inc.	68,793	2,336,898
Bankwell Financial Group, Inc.Δ	1,710	50,325
Banner Corporation	4,276	270,243
BCB Bancorp, Inc.	3,313	59,601
Berkshire Hills Bancorp, Inc.	17,981	537,632
Bright Health Group, Inc.Δ*	57,909	37,635
Brighthouse Financial, Inc.*	7,412	380,013
Business First Bancshares, Inc.	3,308	73,239
Byline Bancorp, Inc.	6,216	142,782
Camden National Corporation	2,424	101,057
Capital Bancorp, Inc.Δ	1,563	36,793
Capital City Bank Group, Inc.	2,498	81,185
Capstar Financial Holdings, Inc.Δ	5,832	102,993
Carter Bankshares, Inc.*	3,668	60,852
Central Pacific Financial Corporation	15,776	319,937
Central Valley Community BancorpΔ	3,258	69,004
Chemung Financial Corporation	565	25,917
City Holding Co.	14,975	1,394,023
CNO Financial Group, Inc.	57,622	1,316,663
Comerica, Inc.	2,241	149,811
Community Trust Bancorp, Inc.	3,816	175,269
Compass Diversified Holdings	148,419	2,705,678
ConnectOne Bancorp, Inc.	32,895	796,388
Customers Bancorp, Inc.*	17,245	488,723
Donegal Group, Inc. Class A	6,080	86,336
Donnelley Financial Solutions, Inc.*	46,588	1,800,626
Eagle Bancorp, Inc.	10,139	446,826
eHealth, Inc.*	977	4,729
Employers Holdings, Inc.	13,337	575,225
Enact Holdings, Inc.Δ	9,489	228,875
	Shares	Value
Encore Capital Group, Inc.Δ*	5,136	$ 246,220
Enova International, Inc.*	16,380	628,501
Enterprise Financial Services Corporation	21,322	1,043,925
Essent Group, Ltd.	47,965	1,864,879
Evercore, Inc. Class A	5,626	613,684
EZCORP, Inc. Class AΔ*	36,649	298,689
FB Financial Corporation	4,000	144,560
Financial Institutions, Inc.	5,447	132,689
First BanCorp	36,475	1,562,589
First BanCorp (New York Exchange)	314,114	3,995,530
First Business Financial Services, Inc.	621	22,698
First Commonwealth Financial Corporation	24,421	341,161
First Financial Bancorp	77,763	1,884,198
First Financial Corporation	5,749	264,914
First Foundation, Inc.	50,761	727,405
First Internet Bancorp	2,201	53,440
First Interstate BancSystem, Inc. Class AΔ	84,842	3,279,143
First Merchants Corporation	19,231	790,586
First Mid Bancshares, Inc.	9,191	294,847
First of Long Island Corporation (The)	1,780	32,040
First Savings Financial Group, Inc.Δ	847	16,940
FNB CorporationΔ	250,683	3,271,413
Focus Financial Partners, Inc. Class A*	101,988	3,801,093
FS Bancorp, Inc.Δ	1,785	59,690
Genworth Financial, Inc. Class A*	116,964	618,740
Great Southern Bancorp, Inc.	2,381	141,646
Green Dot Corporation Class A*	30,636	484,662
Greenlight Capital Re, Ltd. Class AΔ*	3,819	31,125
Guaranty Bancshares, Inc.Δ	671	23,243
Hamilton Lane, Inc. Class A	84,224	5,380,229
Hanmi Financial Corporation	17,712	438,372
HarborOne Bancorp, Inc.	19,269	267,839
HBT Financial, Inc.	4,335	84,836
Heartland Financial U.S.A., Inc.	3,236	150,862
Heritage Financial Corporation	12,129	371,633
Home Bancorp, Inc.	614	24,578
Home BancShares, Inc.Δ	117,530	2,678,509
HomeStreet, Inc.	13,069	360,443
HomeTrust Bancshares, Inc.	4,560	110,215
Horizon Bancorp, Inc.	9,136	137,771
Independent Bank Corporation	21,782	1,839,054
Independent Bank Corporation (NASDAQ Exchange)	6,015	143,879
Independent Bank Group, Inc.	46,452	2,790,836
Investar Holding CorporationΔ	1,411	30,379
Jackson Financial, Inc. Class A	35,866	1,247,778
James River Group Holdings, Ltd.	11,095	231,996
Kemper Corporation	23,697	1,165,892
Lakeland Bancorp, Inc.	3,581	63,061
LendingClub Corporation*	57,609	506,959
Macatawa Bank Corporation	4,575	50,462
Mercantile Bank Corporation	1,829	61,235
Merchants BancorpΔ	7,751	188,504
Midland States Bancorp, Inc.	7,166	190,759

See Notes to Financial Statements.

	Shares	Value
MidWestOne Financial Group, Inc.	1,675	$ 53,181
MVB Financial CorporationΔ	71,300	1,570,026
Navient Corporation	76,211	1,253,671
NBT Bancorp, Inc.	5,062	219,792
Nicolet Bankshares, Inc.Δ*	3,191	254,610
NMI Holdings, Inc. Class A*	94,045	1,965,541
Northrim BanCorp, Inc.	2,029	110,723
OceanFirst Financial Corporation	4,067	86,424
Ocwen Financial Corporation*	1,812	55,411
OFG BancorpΔ	23,043	635,065
Old National Bancorp	344,860	6,200,583
Old Second Bancorp, Inc.	7,568	121,391
Origin Bancorp, Inc.	21,723	797,234
Oscar Health, Inc. Class AΔ*	40,287	99,106
Pacific Premier Bancorp, Inc.	120,465	3,801,875
PacWest Bancorp	25,193	578,179
Pathward Financial, Inc	14,012	603,217
Peapack-Gladstone Financial Corporation	6,847	254,845
PennyMac Financial Services, Inc.Δ	3,275	185,562
Preferred Bank	843	62,905
Premier Financial Corporation	21,334	575,378
Primis Financial CorporationΔ	6,320	74,892
ProAssurance Corporation	144,143	2,518,178
PROG Holdings, Inc.*	55,189	932,142
Provident Financial Services, Inc.	36,555	780,815
QCR Holdings, Inc.	17,825	884,833
Radian Group, Inc.	43,555	830,594
RBB Bancorp	4,631	96,556
Reinsurance Group of America, Inc.	4,640	659,298
Root, Inc. Class AΔ*	6,890	30,936
S&T Bancorp, Inc.	4,735	161,842
Selective Insurance Group, Inc.	42,209	3,740,140
Selectquote, Inc.Δ*	26,864	18,050
Sierra Bancorp	824	17,502
SLM Corporation	11,365	188,659
SmartFinancial, Inc.	1,983	54,533
South Plains Financial, Inc.	2,364	65,081
SouthState Corporation	66,630	5,087,867
Stellar Bancorp, Inc.Δ	2,907	85,640
Stewart Information Services Corporation	14,822	633,344
Stifel Financial Corporation	13,390	781,574
StoneX Group, Inc.*	5,148	490,604
Texas Capital Bancshares, Inc.*	21,088	1,271,817
Third Coast Bancshares, Inc.*	1,633	30,096
Towne Bank/Portsmouth VA	29,839	920,235
TriCo Bancshares	5,261	268,258
TrustCo Bank Corporation NY	670	25,185
UMB Financial Corporation	45,497	3,799,909
Umpqua Holdings Corporation	65,524	1,169,603
United Community Banks, Inc.	52,309	1,768,044
United Fire Group, Inc.Δ	3,095	84,679
Universal Insurance Holdings, Inc.	17,402	184,287
Univest Financial Corporation	4,443	116,096
Valley National BancorpΔ	386,696	4,373,532
Veritex Holdings, Inc.	55,806	1,567,032
Victory Capital Holdings, Inc. Class A	110,100	2,953,983
	Shares	Value
Washington Federal, Inc.	13,600	$ 456,280
Waterstone Financial, Inc.Δ	7,832	135,024
WesBanco, Inc.	50,861	1,880,840
Western New England Bancorp, Inc.Δ	1,620	15,325
World Acceptance CorporationΔ*	5,054	333,261
WSFS Financial CorporationΔ	52,206	2,367,020
Zions Bancorp NA	19,710	968,944
		132,785,794
Health Care — 13.4%
2seventy bio, Inc.*	11,068	103,707
4D Molecular Therapeutics, Inc.*	2,224	49,395
Addus HomeCare Corporation*	14,700	1,462,503
Agios Pharmaceuticals, Inc.Δ*	65,091	1,827,755
Akebia Therapeutics, Inc.Δ*	145,207	83,784
Allogene Therapeutics, Inc.Δ*	10,054	63,240
Allscripts Healthcare Solutions, Inc.Δ*	74,353	1,311,587
Amicus Therapeutics, Inc.*	172,428	2,105,346
AMN Healthcare Services, Inc.*	2,807	288,616
Apellis Pharmaceuticals, Inc.Δ*	39,507	2,042,907
Arcellx, Inc.Δ*	17,300	535,954
ARS Pharmaceuticals, Inc.Δ*	19,027	162,300
Artivion, Inc.*	78,111	946,705
Atara Biotherapeutics, Inc.Δ*	16,576	54,369
Atea Pharmaceuticals, Inc.*	11,268	54,199
Athira Pharma, Inc.Δ*	14,943	47,369
AtriCure, Inc.*	97,968	4,347,820
Avanos Medical, Inc.*	2,076	56,177
Azenta, Inc.Δ	40,255	2,343,646
Berkeley Lights, Inc.*	65,894	176,596
BioCryst Pharmaceuticals, Inc.Δ*	33,578	385,475
Bluebird Bio, Inc.Δ*	41,371	286,287
Blueprint Medicines CorporationΔ*	32,056	1,404,373
Bridgebio Pharma, Inc.Δ*	21,182	161,407
C4 Therapeutics, Inc.*	43,317	255,570
Certara, Inc.Δ*	36,800	591,376
Chimerix, Inc.*	42,477	79,007
Computer Programs and Systems, Inc.*	8,723	237,440
CONMED CorporationΔ	19,466	1,725,466
Deciphera Pharmaceuticals, Inc.*	26,626	436,400
Dyne Therapeutics, Inc.*	14,234	164,972
Embecta CorporationΔ	40,411	1,021,994
Emergent BioSolutions, Inc.*	57,539	679,536
Enanta Pharmaceuticals, Inc.*	13,042	606,714
Enovis CorporationΔ*	33,568	1,796,559
Exelixis, Inc.*	34,834	558,737
FibroGen, Inc.*	11,416	182,884
Generation Bio Co.Δ*	10,800	42,444
Halozyme Therapeutics, Inc.Δ*	56,761	3,229,701
Harvard Bioscience, Inc.*	8,074	22,365
Health Catalyst, Inc.Δ*	65,069	691,684
HealthEquity, Inc.*	62,900	3,877,156
HealthStream, Inc.*	8,529	211,860
Heska CorporationΔ*	16,100	1,000,776
Icosavax, Inc.Δ*	4,579	36,357
Insmed, Inc.*	76,428	1,527,032
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Inspire Medical Systems, Inc.*	19,825	$ 4,993,521
Intercept Pharmaceuticals, Inc.Δ*	20,222	250,146
Intra-Cellular Therapies, Inc.Δ	45,000	2,381,400
Invivyd, Inc.Δ*	8,721	13,082
Ionis Pharmaceuticals, Inc.Δ*	996	37,619
Iovance Biotherapeutics, Inc.*	14,330	91,569
iTeos Therapeutics, Inc.*	14,583	284,806
IVERIC bio, Inc.Δ*	61,600	1,318,856
Jounce Therapeutics, Inc.*	3,110	3,452
Kezar Life Sciences, Inc.Δ*	9,717	68,408
Kiniksa Pharmaceuticals, Ltd. Class A*	18,394	275,542
Kodiak Sciences, Inc.*	3,593	25,726
Ligand Pharmaceuticals, Inc.*	19,699	1,315,893
MacroGenics, Inc.Δ*	7,200	48,312
Merit Medical Systems, Inc.*	39,949	2,821,198
Mersana Therapeutics, Inc.*	11,268	66,031
MiMedx Group, Inc.Δ*	15,000	41,700
Nektar Therapeutics*	116,655	263,640
NeoGenomics, Inc.*	54,483	503,423
NextGen Healthcare, Inc.Δ*	5,574	104,680
NGM Biopharmaceuticals, Inc.*	27,800	139,556
Nurix Therapeutics, Inc.Δ*	13,812	151,656
NuVasive, Inc.*	33,840	1,395,562
Omnicell, Inc.*	19,295	972,854
OraSure Technologies, Inc.*	66,190	319,036
Orthofix Medical, Inc.*	20,073	412,099
Pacific Biosciences of California, Inc.Δ*	107,491	879,276
Patterson Cos., Inc.	70,430	1,974,153
Personalis, Inc.*	11,154	22,085
Phreesia, Inc.*	64,600	2,090,456
Praxis Precision Medicines, Inc.Δ*	29,241	69,594
Prestige Consumer Healthcare, Inc.*	56,398	3,530,515
Protagonist Therapeutics, Inc.*	10,766	117,457
PTC Therapeutics, Inc.*	99,203	3,786,579
Reata Pharmaceuticals, Inc. Class AΔ*	2,619	99,496
REGENXBIO, Inc.*	2,993	67,881
Shockwave Medical, Inc.Δ*	19,110	3,929,207
Silk Road Medical, Inc.*	60,000	3,171,000
Supernus Pharmaceuticals, Inc.*	62,319	2,222,919
Sutro Biopharma, Inc.*	48,930	395,354
Tactile Systems Technology, Inc.*	10,532	120,907
Tango Therapeutics, Inc.Δ*	23,498	170,361
Tarsus Pharmaceuticals, Inc.Δ*	102,600	1,504,116
Tenaya Therapeutics, Inc.Δ*	3,103	6,237
Theravance Biopharma, Inc.Δ*	14,150	158,763
TransMedics Group, Inc.*	43,553	2,688,091
Travere Therapeutics, Inc.Δ*	122,085	2,567,448
Treace Medical Concepts, Inc.Δ*	70,500	1,620,795
Ultragenyx Pharmaceutical, Inc.*	40,598	1,880,905
Vanda Pharmaceuticals, Inc.Δ*	77,052	569,414
Zimvie, Inc.*	50,405	470,783
		91,691,106
Industrials — 17.3%
ABM Industries, Inc.	44,483	1,975,935
ACV Auctions, Inc. Class AΔ*	122,800	1,008,188
	Shares	Value
AerSale CorporationΔ*	6,357	$ 103,111
AGCO Corporation	1,574	218,298
Allegiant Travel Co.*	11,840	805,002
Alta Equipment Group, Inc.Δ	1,716	22,634
Ameresco, Inc. Class AΔ*	30,424	1,738,427
Applied Industrial Technologies, Inc.	25,784	3,249,557
ArcBest Corporation	11,713	820,378
Argan, Inc.	7,425	273,834
ASGN, Inc.*	49,798	4,057,541
Astec Industries, Inc.Δ	5,201	211,473
Astra Space, Inc.*	34,700	15,053
Astronics CorporationΔ*	10,013	103,134
AZEK Co., Inc. (The)Δ*	128,400	2,609,088
Barnes Group, Inc.Δ	18,780	767,163
Barrett Business Services, Inc.	9,358	872,914
Beacon Roofing Supply, Inc.*	60,432	3,190,205
Boise Cascade Co.	70,076	4,812,119
BrightView Holdings, Inc.*	99,376	684,701
Brink's Co. (The)	53,017	2,847,543
Casella Waste Systems, Inc. Class A*	79,434	6,299,911
CECO Environmental CorporationΔ*	30,596	357,361
Charah Solutions, Inc.Δ*	5,346	28,867
Chart Industries, Inc.Δ*	3,624	417,594
Columbus McKinnon CorporationΔ	74,392	2,415,508
CoreCivic, Inc. REIT*	86,460	999,478
Covenant Logistics Group, Inc.	14,032	485,086
Deluxe Corporation	71,461	1,213,408
Driven Brands Holdings, Inc.Δ*	137,200	3,746,932
DXP Enterprises, Inc.Δ*	28,056	772,943
Dycom Industries, Inc.Δ*	9,782	915,595
EMCOR Group, Inc.	23,600	3,495,396
Encore Wire CorporationΔ	9,649	1,327,316
Esab Corporation	116,229	5,453,465
ESCO Technologies, Inc.	11,053	967,580
Exponent, Inc.	21,700	2,150,253
Federal Signal Corporation	60,689	2,820,218
GMS, Inc.*	42,635	2,123,223
Graham CorporationΔ*	11,810	113,612
Great Lakes Dredge & Dock CorporationΔ*	4,654	27,691
Hayward Holdings, Inc.Δ*	89,850	844,590
Heidrick & Struggles International, Inc.	5,865	164,044
Hexcel Corporation	47,100	2,771,835
Hillman Solutions CorporationΔ*	138,223	996,588
Hub Group, Inc. Class A*	30,817	2,449,643
Hyster-Yale Materials Handling, Inc.	5,180	131,106
ITT, Inc.	37,100	3,008,810
Kadant, Inc.Δ	11,138	1,978,443
KAR Auction Services, Inc.*	86,838	1,133,236
Karat Packaging, Inc.	11,399	163,804
KBR, Inc.	23,766	1,254,845
Kimball International, Inc. Class B	11,761	76,446
Korn FerryΔ	50,570	2,559,853
Leonardo DRS, Inc.Δ*	29,029	370,991
Lyft, Inc. Class A*	54,425	599,763
Manitowoc Co., Inc. (The)*	15,458	141,595
Matrix Service Co.Δ*	12,102	75,274

See Notes to Financial Statements.

	Shares	Value
Matthews International Corporation Class A	6,774	$ 206,201
Mistras Group, Inc.*	1,670	8,233
MYR Group, Inc.*	22,241	2,047,729
NOW, Inc.*	59,671	757,822
Parsons Corporation*	14,707	680,199
Powell Industries, Inc.	3,263	114,792
Primoris Services Corporation	17,914	393,033
Quanex Building Products Corporation	12,898	305,425
Radiant Logistics, Inc.*	14,350	73,041
RBC Bearings, Inc.Δ*	7,500	1,570,125
Regal Beloit Corporation	24,472	2,936,151
Resideo Technologies, Inc.*	33,233	546,683
Resources Connection, Inc.	8,883	163,270
REV Group, Inc.Δ	18,159	229,167
Saia, Inc.*	9,000	1,887,120
Steelcase, Inc. Class A	40,046	283,125
Sun Country Airlines Holdings, Inc.Δ*	117,875	1,869,497
Tetra Tech, Inc.	21,116	3,065,832
Timken Co. (The)	41,620	2,941,285
Titan Machinery, Inc.*	12,867	511,206
Trinity Industries, Inc.	22,012	650,895
TrueBlue, Inc.*	18,252	357,374
Tutor Perini Corporation*	22,455	169,535
Upwork, Inc.*	41,318	431,360
Vertiv Holdings Co.	36,030	492,170
Wabash National Corporation	25,061	566,379
Werner Enterprises, Inc.	63,424	2,553,450
WESCO International, Inc.*	10,638	1,331,878
Wheels Up Experience, Inc.Δ*	14,000	14,420
WillScot Mobile Mini Holdings Corporation*	62,390	2,818,156
Zurn Water Solutions CorporationΔ	176,840	3,740,166
		118,954,320
Information Technology — 13.5%
Advanced Energy Industries, Inc.Δ	5,579	478,567
Allegro MicroSystems, Inc.*	83,000	2,491,660
Aviat Networks, Inc.Δ*	4,346	135,552
Avid Technology, Inc.*	9,958	264,783
Avnet, Inc.	81,901	3,405,444
Belden, Inc.	13,239	951,884
Benchmark Electronics, Inc.	16,139	430,750
Blackline, Inc.Δ*	17,299	1,163,704
Box, Inc. Class AΔ*	53,883	1,677,378
Cerence, Inc.*	31,188	577,914
Cirrus Logic, Inc.*	6,142	457,456
Coherent Corporation*	150,941	5,298,029
Cohu, Inc.*	34,096	1,092,777
Comtech Telecommunications Corporation	5,062	61,453
Consensus Cloud Solutions, Inc.*	33,961	1,825,743
Daktronics, Inc.*	2,987	8,423
Digital Turbine, Inc.*	54,503	830,626
Dropbox, Inc. Class A*	33,310	745,478
Euronet Worldwide, Inc.*	10,452	986,460
EverCommerce, Inc.Δ*	11,803	87,814
	Shares	Value
EVERTEC, Inc.	107,411	$ 3,477,968
ExlService Holdings, Inc.*	44,211	7,490,670
FARO Technologies, Inc.*	7,263	213,605
Flywire CorporationΔ*	61,400	1,502,458
IBEX Holdings, Ltd.Δ*	22,552	560,417
Ichor Holdings, Ltd.*	26,901	721,485
Impinj, Inc.Δ*	3,683	402,110
Informatica, Inc. Class AΔ*	19,809	322,689
Inseego CorporationΔ*	10,934	9,212
Instructure Holdings, Inc.Δ*	47,327	1,109,345
Itron, Inc.*	12,411	628,617
Jamf Holding CorporationΔ*	1,950	41,535
Kimball Electronics, Inc.*	3,366	76,038
Kulicke & Soffa Industries, Inc.Δ	63,054	2,790,770
KVH Industries, Inc.Δ*	3,552	36,301
MACOM Technology Solutions Holdings, Inc.*	54,814	3,452,186
MaxLinear, Inc.*	56,653	1,923,369
MKS Instruments, Inc.	9,015	763,841
NETGEAR, Inc.*	35,705	646,617
NetScout Systems, Inc.*	14,030	456,115
New Relic, Inc.*	37,300	2,105,585
nLight, Inc.*	130,400	1,322,256
Nutanix, Inc. Class A*	26,545	691,497
ON24, Inc.*	3,062	26,425
Onto Innovation, Inc.*	37,100	2,526,139
Paycor HCM, Inc.Δ*	144,500	3,535,915
PowerSchool Holdings, Inc. Class AΔ*	169,400	3,909,752
Priority Technology Holdings, Inc.Δ*	112,600	592,276
Q2 Holdings, Inc.*	81,907	2,200,841
Quantum Corporation*	12,166	13,261
Rapid7, Inc.*	32,409	1,101,258
Ribbon Communications, Inc.Δ*	32,509	90,700
ScanSource, Inc.*	8,517	248,867
SecureWorks Corporation Class A*	6,824	43,605
Semtech Corporation*	36,610	1,050,341
Silicon Laboratories, Inc.Δ*	15,703	2,130,426
Smartsheet, Inc. Class A*	43,100	1,696,416
SolarWinds Corporation*	7,390	69,170
Sprout Social, Inc. Class AΔ*	51,374	2,900,576
SPS Commerce, Inc.Δ*	7,931	1,018,578
Synaptics, Inc.*	22,100	2,103,036
Teradata Corporation*	108,911	3,665,944
Unisys Corporation*	5,335	27,262
Upland Software, Inc.*	14,368	102,444
Varonis Systems, Inc.*	56,632	1,355,770
Velodyne Lidar, Inc.Δ*	94,100	69,512
Verint Systems, Inc.*	30,690	1,113,433
Vertex, Inc. Class A*	134,900	1,957,399
Vontier Corporation	95,158	1,839,404
Workiva, Inc.Δ*	30,400	2,552,688
Xerox Holdings Corporation	76,752	1,120,579
		92,778,598
Materials — 3.4%
AdvanSix, Inc.	15,774	599,727
Arconic Corporation*	3,527	74,631
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Balchem Corporation	5,778	$ 705,552
Clearwater Paper Corporation*	11,390	430,656
Ecovyst, Inc.*	45,095	399,542
Element Solutions, Inc.	39,520	718,869
Glatfelter CorporationΔ	25,670	71,363
Graphic Packaging Holding Co.	164,890	3,668,802
Huntsman Corporation	26,053	715,936
Kaiser Aluminum Corporation	16,505	1,253,720
Koppers Holdings, Inc.	5,366	151,321
Minerals Technologies, Inc.	72,912	4,427,217
Pactiv Evergreen, Inc.Δ	134,514	1,528,079
Quaker Chemical CorporationΔ	8,049	1,343,378
Ryerson Holding Corporation	6,160	186,402
Schnitzer Steel Industries, Inc. Class A	17,570	538,520
Summit Materials, Inc. Class A*	86,992	2,469,703
SunCoke Energy, Inc.	64,638	557,826
Sylvamo Corporation	5,526	268,508
Valhi, Inc.Δ	1,339	29,458
Warrior Met Coal, Inc.	32,823	1,136,989
Worthington Industries, Inc.Δ	40,006	1,988,698
		23,264,897
Real Estate — 5.3%
Apple Hospitality REIT, Inc.	81,014	1,278,401
Armada Hoffler Properties, Inc. REIT	103,469	1,189,894
Brandywine Realty Trust REIT	33,572	206,468
CareTrust REIT, Inc.	45,605	847,341
Chatham Lodging Trust REITΔ	12,528	153,719
CTO Realty Growth, Inc. REITΔ	11,155	203,912
DiamondRock Hospitality Co. REIT	170,660	1,397,705
Douglas Elliman, Inc.	33,831	137,692
Easterly Government Properties, Inc. REITΔ	39,317	561,054
EastGroup Properties, Inc. REIT	9,080	1,344,385
Equity Commonwealth REIT	47,033	1,174,414
Four Corners Property Trust, Inc. REITΔ	104,611	2,712,563
Getty Realty Corporation REITΔ	13,699	463,711
Hersha Hospitality Trust REIT	27,736	236,311
Highwoods Properties, Inc. REIT	41,029	1,147,991
Independence Realty Trust, Inc. REITΔ	119,738	2,018,783
Kennedy-Wilson Holdings, Inc.Δ	114,025	1,793,613
Kite Realty Group Trust REITΔ	165,950	3,493,247
LXP Industrial Trust REIT	118,528	1,187,651
National Health Investors, Inc. REIT	17,790	928,994
National Storage Affiliates Trust REIT	89,729	3,241,011
NETSTREIT CorporationΔ	21,797	399,539
Park Hotels & Resorts, Inc. REIT	4,347	51,251
Pebblebrook Hotel Trust REITΔ	72,749	974,109
Physicians Realty Trust REIT	185,790	2,688,381
Piedmont Office Realty Trust, Inc. Class A REIT	58,511	536,546
RLJ Lodging Trust REIT	94,829	1,004,239
RPT Realty REIT	109,647	1,100,856
	Shares	Value
Ryman Hospitality Properties, Inc. REIT	11,673	$ 954,618
Summit Hotel Properties, Inc. REIT	87,482	631,620
Sunstone Hotel Investors, Inc. REIT	96,794	935,030
UMH Properties, Inc. REIT	25,269	406,831
Xenia Hotels & Resorts, Inc. REITΔ	38,363	505,624
Zillow Group, Inc. Class A*	5,232	163,291
		36,070,795
Utilities — 1.3%
ALLETE, Inc.	10,915	704,127
Black Hills Corporation	23,201	1,631,958
Northwest Natural Holding Co.	20,668	983,590
NorthWestern Corporation	29,269	1,736,823
PNM Resources, Inc.	6,606	322,307
Portland General Electric Co.Δ	15,013	735,637
Southwest Gas Holdings, Inc.Δ	16,355	1,012,047
Spire, Inc.Δ	25,412	1,749,870
		8,876,359
Total Common Stocks (Cost $630,384,170)		634,573,891
FOREIGN COMMON STOCKS — 3.5%
Bermuda — 0.0%
SiriusPoint, Ltd.Δ*	9,397	55,442
Canada — 0.4%
DIRTT Environmental SolutionsΔ*	96,127	50,947
IMAX Corporation*	62,626	918,097
Teekay Tankers, Ltd. Class A*	20,007	616,416
Xenon Pharmaceuticals, Inc.Δ*	35,900	1,415,537
		3,000,997
Cayman Islands — 0.1%
Patria Investments, Ltd. Class AΔ	36,522	508,751
Colombia — 0.2%
Tecnoglass, Inc.Δ	52,149	1,604,625
Denmark — 0.5%
Ascendis Pharma A/S ADRΔ*	25,400	3,102,102
Ireland — 0.1%
Adient PLC*	9,680	335,799
Trinseo PLCΔ	21,099	479,159
		814,958
Israel — 0.6%
CyberArk Software, Ltd.*	7,200	933,480
Global-e Online, Ltd.Δ*	52,400	1,081,536
JFrog, Ltd.*	85,300	1,819,449
		3,834,465
Jersey — 1.0%
WNS Holdings, Ltd. ADR*	83,744	6,698,683
Netherlands — 0.1%
MYT Netherlands Parent BV ADRΔ*	88,500	788,535
Sweden — 0.2%
Loomis AB	35,772	980,513

See Notes to Financial Statements.

	Shares	Value
United Kingdom — 0.3%
Gates Industrial Corporation PLC*	176,708	$ 2,016,238
Luxfer Holdings PLC	23,172	317,920
		2,334,158
Total Foreign Common Stocks (Cost $26,657,825)		23,723,229
RIGHTS — 0.0%
Aduro Biotech, Inc.†††*	2,713	—
Omniab, Inc.†††*	7,376	1
Omniab, Inc. (NASDAQ Exchange)†††*	7,376	1
Total Rights (Cost $—)		2
MONEY MARKET FUNDS — 5.6%
GuideStone Money Market Fund, 3.97% (Institutional Class)Ø∞	27,481,631	27,481,631
Northern Institutional Liquid Assets Portfolio (Shares), 4.31%Ø§	11,206,737	11,206,737
Northern Institutional U.S. Government Portfolio (Shares), 3.73%Ø	60,724	60,724
Total Money Market Funds (Cost $38,749,092)		38,749,092
TOTAL INVESTMENTS — 101.6% (Cost $695,791,087)		697,046,214
Liabilities in Excess of Other Assets — (1.6)%		(11,092,406)
NET ASSETS — 100.0%		$685,953,808
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Forward Foreign Currency Contracts outstanding at December 31, 2022:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/31/23	U.S Dollars	997,467	Swedish Kronor	10,305,556	UBS	$4,711
Subtotal Appreciation						$4,711
03/31/23	Swedish Kronor	256,771	U.S Dollars	24,771	UBS	$ (35)
Subtotal Depreciation						$ (35)
Total Forward Foreign Currency Contracts outstanding at December 31, 2022						$4,676
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$634,573,891	$634,573,891	$ —	$ —
Foreign Common Stocks:
Sweden	980,513	—	980,513	—
Other ^^	22,742,716	22,742,716	—	—
Total Foreign Common Stocks	23,723,229	22,742,716	980,513	—
Money Market Funds	38,749,092	38,749,092	—	—
Rights	2	—	—	2
Total Assets - Investments in Securities	$697,046,214	$696,065,699	$980,513	$ 2
Other Financial Instruments
Forward Foreign Currency Contracts	$ 4,711	$ —	$ 4,711	$ —
Total Assets - Other Financial Instruments	$ 4,711	$ —	$ 4,711	$ —
Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (35)	$ —	$ (35)	$ —
Total Liabilities - Other Financial Instruments	$ (35)	$ —	$ (35)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Forward Foreign Currency Contracts outstanding" disclosures.
There were no transfers to or from Level 3 during the year ended December 31, 2022.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2022.

See Notes to Financial Statements.

International Equity Index Fund (Unaudited)
With an annual return of -14.45%, developed non-U.S. markets (represented by the MSCI EAFE Index) saw strong negative performance in 2022, yet outperformed their U.S. counterparts. Unlike the prior year, where growth and value investment styles had relatively low impact on performance, equity style factors in 2022 had historically high spreads in performance. MSCI EAFE Value outperformed MSCI EAFE Growth by approximately 17.36%. Far more material to 2022 returns was the strength of the U.S. dollar, which detracted from U.S. dollar-denominated returns. Among major foreign developed markets, Portugal, Australia and the United Kingdom held up the best in the weak environment, while continental European shares fared the worst. Sector performance was negative across all sectors except for energy, with energy posting the highest returns and information technology and consumer discretionary detracting the most from index performance.
The Fund was passively managed and attempted to replicate the performance of its benchmark, the MSCI EAFE Index. The objective of the Fund is to provide investment results approximating the aggregate price and dividend performance of the securities included in the MSCI EAFE Index. (The MSCI EAFE Index is a free-float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada.) The correlation between the Fund’s performance and the MSCI EAFE Index is expected to be greater than 98%. However, it could be lower in certain market environments and also due to the exclusion of certain securities from the Fund’s portfolio because of the Fund’s faith-based investment policies and restrictions (100% would indicate a perfect correlation). For the one-year period ended December 31, 2022, the Institutional Class of the Fund returned -15.69%, while the target index returned -14.45%. The return differential was primarily a result of the faith-based restrictions of the Fund, but also as a result of Fund expenses.
In 2022, exchange-listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a negative impact on Fund performance for the year.
This Fund may be suitable to investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio with international equity securities. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Derivatives involve different risks from, and in some respects greater than, those risks associated with investing directly in securities, currencies or other instruments. The derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged, so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.
See Notes to Financial Statements.

International Equity Index Fund (Unaudited)
At December 31, 2022, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Financials	18.3
Industrials	15.0
Health Care	11.4
Consumer Discretionary	10.6
Consumer Staples	9.3
Information Technology	8.0
Materials	8.0
Money Market Funds	5.9
Energy	5.1
Communication Services	4.3
Utilities	3.7
Real Estate	2.2
101.8
Average Annual Total Returns as of 12/31/22
	Institutional Class*	Investor Class*	Benchmark**
One Year	(15.69%)	N/A	(14.45%)
Five Year	1.24%	N/A	1.54%
Ten Year	N/A	N/A	N/A
Since Inception(1)	2.60%	(2.73%)	2.93%
Inception Date	06/01/15	04/29/22
Total Fund Operating Expenses (May 1, 2022 Prospectus)(2)	0.23%	1.64%

(1)	The Since Inception benchmark performance is based on the start date of June 1, 2015, which corresponds with the inception date of the Institutional Class, the longest operating class of the Fund.
(2)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses (before expense payments by broker-dealers and excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and expenses incurred in connection with the short sales of securities) to 0.22% for the Institutional Class and 0.50% for the Investor Class. This contractual waiver and reimbursement applies to Fund operating expenses only and will remain in place until April 30, 2023.

See Notes to Financial Statements.

International Equity Index Fund (Unaudited)

Institutional Class*
MSCI EAFE Index**
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$12,450
$12,071
2015
2016
2017
2018
2019
2020
2021
2022

The graph illustrates the results of a hypothetical $10,000 investment in the Institutional Class of the Fund since June 1, 2015 (commencement of operations), with all dividends and capital gains reinvested, with the MSCI EAFE Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
December 31, 2022
	Shares	Value
FOREIGN COMMON STOCKS — 95.4%
Australia — 7.5%
Ampol, Ltd.	9,256	$ 177,923
ANZ Group Holdings, Ltd.	155,132	2,499,008
APA Group	56,822	415,335
ASX, Ltd.	9,397	432,790
Aurizon Holdings, Ltd.	144,275	365,512
BHP Group, Ltd.	275,010	8,518,970
BlueScope Steel, Ltd.	21,263	242,339
Brambles, Ltd.	72,678	596,004
Cochlear, Ltd.	5,986	826,711
Coles Group, Ltd.	97,380	1,103,863
Commonwealth Bank of Australia	93,381	6,485,763
Computershare, Ltd.	31,223	550,026
CSL, Ltd.	29,066	5,667,699
Dexus REIT	65,896	345,958
Fortescue Metals Group, Ltd.	86,232	1,205,278
Goodman Group REIT	96,925	1,139,872
GPT Group (The) REIT (Athens Exchange)	137,876	393,224
IDP Education, Ltd.Δ	17,951	330,823
Insurance Australia Group, Ltd.	115,449	371,131
Lendlease Corporation, Ltd.Δ	36,784	195,253
Macquarie Group, Ltd.	19,625	2,215,436
Medibank Pvt., Ltd.	179,765	358,638
Mineral Resources, Ltd.	7,000	367,195
Mirvac Group REIT	260,355	376,661
National Australia Bank, Ltd.	170,202	3,455,714
Newcrest Mining, Ltd.	40,166	563,220
Northern Star Resources, Ltd.	45,766	342,482
Orica, Ltd.	17,805	182,046
Origin Energy, Ltd.	81,077	424,351
Pilbara Minerals, Ltd.*	120,000	303,870
Qantas Airways, Ltd.*	66,392	268,736
QBE Insurance Group, Ltd.	75,406	684,060
REA Group, Ltd.	4,130	310,603
Rio Tinto, Ltd.	16,350	1,290,433
Santos, Ltd.	155,840	766,452
Scentre Group REIT	265,947	517,682
SEEK, Ltd.	16,462	234,036
Sonic Healthcare, Ltd.	45,006	915,918
South32, Ltd.	212,814	583,457
Stockland REIT	133,688	329,255
Suncorp Group, Ltd.	68,156	555,391
Telstra Corporation, Ltd.	341,734	924,200
Transurban Group	182,153	1,602,556
Vicinity Centres REIT	216,299	292,068
Wesfarmers, Ltd.	62,996	1,964,675
Westpac Banking Corporation	201,920	3,196,698
WiseTech Global, Ltd.	6,300	216,672
Woodside Energy Group, Ltd.	102,306	2,477,668
Woolworths Group, Ltd.	69,504	1,587,154
		59,170,809
Austria — 0.2%
Erste Group Bank AG	21,419	685,306
OMV AG	10,806	555,871
Verbund AGΔ	5,255	441,735
	Shares	Value
voestalpine AGΔ	4,506	$ 119,360
		1,802,272
Belgium — 0.7%
Ageas SA/NV	10,480	465,017
D'ieteren Group	2,641	506,842
Elia Group SA/NV	2,782	395,497
Groupe Bruxelles Lambert SA	5,725	457,529
KBC Group NV	13,105	843,770
Sofina SAΔ	865	190,995
Solvay SA	4,910	496,431
UCB SA	19,739	1,555,306
Umicore SA	9,507	349,666
Warehouses De Pauw CVA REIT	12,628	361,752
		5,622,805
China — 0.1%
ESR Cayman, Ltd. 144AΔ	132,400	276,788
SITC International Holdings Co., Ltd.	59,000	130,770
Xinyi Glass Holdings, Ltd.	96,000	177,367
		584,925
Denmark — 2.5%
AP Moeller - Maersk A/S Class A	649	1,430,304
AP Moeller - Maersk A/S Class B	310	693,968
Chr. Hansen Holding A/S	9,414	677,175
Coloplast A/S Class BΔ	13,701	1,605,109
Danske Bank A/S	67,273	1,326,833
Demant A/SΔ*	18,113	505,094
DSV A/S	18,994	3,003,658
Genmab A/S*	6,330	2,676,291
Novozymes A/S, B SharesΔ	20,803	1,055,413
Orsted A/S 144A	20,730	1,874,109
Pandora A/S	15,325	1,083,194
ROCKWOOL International A/S, B Shares	1,073	251,193
Tryg A/SΔ	43,880	1,042,833
Vestas Wind Systems A/SΔ	96,690	2,820,511
		20,045,685
Finland — 1.5%
Elisa OYJ	7,229	383,174
Fortum OYJ	22,487	374,500
Kesko OYJ, B Shares	12,949	286,124
Kone OYJ Class B	19,989	1,034,866
Neste OYJ	21,037	970,163
Nokia OYJ	358,262	1,664,378
Nordea Bank Abp	182,960	1,959,860
Nordea Bank Abp (NASDAQ Exchange)	1,819	19,530
Orion OYJ Class B	26,693	1,463,393
Sampo OYJ, A Shares	35,114	1,833,987
Stora Enso OYJ, R Shares	34,560	487,279
UPM-Kymmene OYJ	41,906	1,568,181
		12,045,435
France — 10.3%
Accor SA*	16,778	418,570
Aeroports de Paris*	2,268	303,848

See Notes to Financial Statements.

	Shares	Value
Air Liquide SA	35,542	$ 5,044,670
Alstom SA	13,681	334,728
Arkema SA	2,715	244,200
AXA SA	122,306	3,406,900
BioMerieux	2,876	302,163
BNP Paribas SA	59,911	3,411,284
Bouygues SAΔ	11,283	338,397
Bureau Veritas SA	15,449	407,143
Capgemini SE	9,756	1,630,971
Carrefour SA	43,085	720,638
Cie de St-Gobain	26,241	1,283,732
Cie Generale des Etablissements Michelin SCA	50,523	1,407,434
Covivio REITΔ	4,333	257,201
Credit Agricole SA	73,303	771,100
Danone SA	50,297	2,650,940
Dassault Aviation SA	2,825	479,101
Dassault Systemes SE	37,571	1,351,041
Edenred	19,978	1,087,311
Eiffage SA	8,654	851,243
Electricite de France SA	39,291	504,431
Engie SA	92,715	1,326,389
EssilorLuxottica SA	18,375	3,324,648
Eurazeo SE	3,083	191,940
Gecina SA REIT	2,894	294,841
Getlink SE	33,090	529,875
Hermes International	2,518	3,897,493
Ipsen SA	7,320	787,344
Kering SA	5,668	2,884,604
Klepierre REITΔ	14,221	328,230
L’Oreal SA	15,003	5,372,541
Legrand SA	16,102	1,291,086
Orange SA	150,729	1,495,552
Publicis Groupe SA	7,484	478,095
Renault SA*	7,966	265,815
Safran SA	18,996	2,379,325
Sanofi	77,239	7,447,893
Sartorius Stedim Biotech	2,225	723,054
Schneider Electric SE	28,838	4,049,855
Societe Generale SA	43,102	1,081,156
Sodexo SAΔ	8,568	819,773
Teleperformance	3,388	809,954
Thales SA	6,325	808,138
TotalEnergies SEΔ	138,911	8,719,889
Ubisoft Entertainment SA*	5,285	149,306
Unibail-Rodamco-Westfield CDI*	10,140	26,513
Unibail-Rodamco-Westfield REITΔ*	6,095	318,623
Valeo	12,169	217,434
Veolia Environnement SA	31,981	821,734
Vinci SA	34,022	3,391,552
Wendel SE	525	49,040
Worldline SA 144A*	13,200	516,944
		82,005,682
Germany — 7.1%
adidas AG	11,209	1,519,116
Allianz SE	23,578	5,035,267
BASF SE	49,106	2,417,913
	Shares	Value
Bayerische Motoren Werke AG	18,094	$ 1,601,954
Bechtle AG	3,882	137,222
Beiersdorf AG	11,389	1,301,442
Brenntag SE	7,869	501,845
Carl Zeiss Meditec AG	4,095	514,717
Commerzbank AG*	49,702	464,695
Continental AG	4,960	295,688
Covestro AG 144A	8,920	347,488
Daimler Truck Holding AG*	22,258	684,249
Delivery Hero SE 144A*	7,927	380,415
Deutsche Bank AG	104,927	1,179,544
Deutsche Boerse AG	11,154	1,920,610
Deutsche Lufthansa AG*	49,931	411,585
Deutsche Post AG	54,831	2,052,142
Deutsche Telekom AG	204,528	4,069,409
E.ON SE	94,768	942,184
Evonik Industries AG	13,302	253,720
Fresenius Medical Care AG & Co. KGaA	15,717	513,357
Fresenius SE & Co. KGaA	37,197	1,038,984
GEA Group AG	7,555	307,243
Hannover Rueck SE	3,483	687,223
HeidelbergCement AG	9,249	524,095
HelloFresh SE*	7,006	152,905
Henkel AG & Co. KGaA	17,407	1,118,656
Infineon Technologies AG	67,044	2,037,597
LEG Immobilien SE	1,506	98,219
Mercedes-Benz Group AG	42,967	2,809,825
MTU Aero Engines AG	2,932	630,777
Muenchener Rueckversicherungs-Gesellschaft AG	8,326	2,693,218
Nemetschek SE	785	40,134
Puma SE	13,626	823,600
Rheinmetall AG	2,384	474,598
RWE AG	27,660	1,222,786
SAP SE	59,183	6,110,097
Siemens AG	41,317	5,695,604
Siemens Energy AG	18,963	356,052
Siemens Healthineers AG 144A	19,788	987,058
Symrise AG	6,729	730,803
Telefonica Deutschland Holding AG	56,298	138,269
Volkswagen AG	1,304	204,566
Vonovia SE	37,687	887,771
Zalando SE 144A*	10,454	368,031
		56,682,673
Hong Kong — 2.7%
AIA Group, Ltd.	616,600	6,809,355
BOC Hong Kong Holdings, Ltd.	214,500	728,184
CK Asset Holdings, Ltd.	161,057	987,791
CLP Holdings, Ltd.	56,000	407,992
Futu Holdings, Ltd. ADRΔ*	2,522	102,519
Hang Lung Properties, Ltd.Δ	117,000	227,917
Hang Seng Bank, Ltd.	34,300	568,915
Henderson Land Development Co., Ltd.	71,275	248,123
HKT Trust & HKT, Ltd.	289,000	353,772
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Hong Kong & China Gas Co., Ltd.	562,138	$ 533,136
Hong Kong Exchanges and Clearing, Ltd.	64,997	2,792,938
Hongkong Land Holdings, Ltd.	52,200	240,163
Jardine Matheson Holdings, Ltd.	13,200	671,495
Link REIT	127,703	934,446
MTR Corporation, Ltd.	183,463	970,309
New World Development Co., Ltd.	83,466	234,137
Power Assets Holdings, Ltd.	86,500	472,763
Sino Land Co., Ltd.	351,867	438,879
Sun Hung Kai Properties, Ltd. (Hong Kong Exchange)	109,500	1,495,701
Swire Pacific, Ltd. Class A	22,500	197,232
Swire Properties, Ltd.	63,800	161,599
Techtronic Industries Co., Ltd.	71,500	794,140
WH Group, Ltd. 144A	585,591	341,539
Wharf Real Estate Investment Co., Ltd.*	115,000	669,776
		21,382,821
Ireland — 0.7%
Bank of Ireland Group PLC	60,000	571,759
CRH PLC	42,988	1,709,640
DCC PLC	5,616	276,150
James Hardie Industries PLC CDI	25,315	455,627
Kerry Group PLC Class A	15,874	1,433,904
Kingspan Group PLC	7,807	422,702
Smurfit Kappa Group PLC	17,166	636,178
		5,505,960
Israel — 0.8%
Azrieli Group, Ltd.	1,239	82,627
Bank Hapoalim BM	76,213	686,216
Bank Leumi Le-Israel BM	72,431	603,264
Bezeq The Israeli Telecommunication Corporation, Ltd.	219,973	377,366
Check Point Software Technologies, Ltd.*	6,172	778,659
CyberArk Software, Ltd.*	2,381	308,697
Elbit Systems, Ltd.	1,618	263,138
ICL Group, Ltd.	53,933	389,691
Israel Discount Bank, Ltd. Class A	52,953	277,999
Mizrahi Tefahot Bank, Ltd.	11,154	359,998
Nice, Ltd.*	3,728	717,186
Teva Pharmaceutical Industries, Ltd. ADR*	91,181	831,571
Tower Semiconductor, Ltd.*	8,803	384,253
Wix.com, Ltd.*	2,346	180,243
		6,240,908
Italy — 1.8%
Amplifon SpAΔ	15,067	449,897
Assicurazioni Generali SpA	84,358	1,500,097
DiaSorin SpAΔ	692	96,829
Enel SpA	380,480	2,046,277
Eni SpA	160,136	2,277,049
FinecoBank Banca Fineco SpA	27,715	460,239
Infrastrutture Wireless Italiane SpA 144AΔ	26,318	265,502
Intesa Sanpaolo SpA	830,817	1,840,602
	Shares	Value
Mediobanca Banca di Credito Finanziario SpA	21,353	$ 205,182
Moncler SpA	25,822	1,372,101
Nexi SpA 144AΔ*	24,702	194,996
Poste Italiane SpA 144A	25,999	253,659
Prysmian SpA	12,256	455,378
Recordati Industria Chimica e Farmaceutica SpA	6,898	286,735
Snam SpA	116,668	565,704
Terna - Rete Elettrica NazionaleΔ	90,920	671,462
UniCredit SpA	106,639	1,513,161
		14,454,870
Japan — 21.0%
Advantest CorporationΔ	8,900	570,032
Aeon Co., Ltd.Δ	32,800	692,588
AGC, Inc.Δ	9,300	308,627
Aisin Corporation	18,800	498,482
Ajinomoto Co., Inc.	33,800	1,033,041
ANA Holdings, Inc.*	7,400	156,717
Asahi Intecc Co., Ltd.	7,400	120,711
Asahi Kasei Corporation	78,000	555,249
Bandai Namco Holdings, Inc.	11,800	739,617
Bridgestone CorporationΔ	41,300	1,462,312
Brother Industries, Ltd.	21,000	317,387
Canon, Inc.Δ	66,900	1,447,988
Capcom Co., Ltd.	8,400	268,132
Central Japan Railway Co.	7,300	896,291
Chugai Pharmaceutical Co., Ltd.	68,800	1,754,866
Dai Nippon Printing Co., Ltd.	11,500	231,030
Daifuku Co., Ltd.	4,700	219,087
Dai-ichi Life Holdings, Inc.	49,600	1,120,135
Daiichi Sankyo Co., Ltd.	108,300	3,485,819
Daikin Industries, Ltd.	15,200	2,306,047
Daito Trust Construction Co., Ltd.	3,500	358,340
Daiwa House Industry Co., Ltd.	21,900	504,494
Daiwa House REIT Investment Corporation	101	225,196
Denso Corporation	29,500	1,446,675
Dentsu Group, Inc.Δ	11,700	367,037
Disco Corporation	1,900	541,540
East Japan Railway Co.	17,300	985,373
Eisai Co., Ltd.	22,700	1,497,112
ENEOS Holdings, Inc.	142,550	485,442
FANUC Corporation	9,800	1,466,537
Fast Retailing Co., Ltd.	3,200	1,947,307
Fuji Electric Co., Ltd.	5,000	188,696
FUJIFILM Holdings Corporation	21,500	1,075,031
Fujitsu, Ltd.	9,900	1,319,845
GLP J-REIT	17	19,579
GMO Payment Gateway, Inc.Δ	1,900	157,128
Hamamatsu Photonics KK	6,400	305,457
Hankyu Hanshin Holdings, Inc.	14,100	417,749
Hikari Tsushin, Inc.	1,200	168,905
Hirose Electric Co., Ltd.	1,805	226,386
Hitachi, Ltd.	50,200	2,525,877
Honda Motor Co., Ltd.	100,600	2,294,586
Hoya Corporation	20,600	1,973,039

See Notes to Financial Statements.

	Shares	Value
Ibiden Co., Ltd.	4,100	$ 147,856
Idemitsu Kosan Co., Ltd.	8,736	204,524
Inpex Corporation	52,800	567,358
Isuzu Motors, Ltd.	25,100	290,981
Ito En, Ltd.	23,700	862,538
ITOCHU CorporationΔ	61,300	1,923,150
Japan Airlines Co., Ltd.*	6,100	124,243
Japan Exchange Group, Inc.	25,800	371,850
Japan Metropolitan Fund Invest REIT	469	373,096
Japan Post Holdings Co., Ltd.	142,100	1,195,623
Japan Real Estate Investment Corporation REIT	83	364,560
JFE Holdings, Inc.	24,900	288,927
JSR Corporation	6,200	121,404
Kansai Electric Power Co., Inc. (The)	4,800	46,612
Kao CorporationΔ	34,100	1,353,785
KDDI Corporation	95,000	2,881,055
Keisei Electric Railway Co., Ltd.	5,400	153,421
Keyence Corporation	10,900	4,231,868
Kikkoman Corporation	9,000	473,730
Kintetsu Group Holdings Co., Ltd.	18,100	597,595
Kobayashi Pharmaceutical Co., Ltd.	2,300	157,648
Kobe Bussan Co., Ltd.	8,600	247,862
Koito Manufacturing Co., Ltd.	8,600	128,210
Komatsu, Ltd.	54,200	1,171,486
Konami Holdings Corporation	5,500	249,495
Kose Corporation	1,400	152,115
Kubota Corporation	52,500	717,226
Kyocera Corporation	18,900	938,133
Kyowa Kirin Co., Ltd.	53,600	1,227,654
Lasertec Corporation	4,200	685,737
Lixil Corporation	12,900	194,482
M3, Inc.	21,000	570,430
Marubeni Corporation	83,500	956,572
Mazda Motor Corporation	20,700	155,168
McDonald’s Holdings Co. Japan, Ltd.Δ	18,000	684,115
MEIJI Holdings Co., Ltd.	8,000	410,066
MINEBEA MITSUMI, Inc.	14,700	217,796
MISUMI Group, Inc.	13,600	295,587
Mitsubishi Chemical Holdings Corporation	63,200	327,188
Mitsubishi Corporation	67,300	2,184,881
Mitsubishi Electric Corporation	95,700	948,286
Mitsubishi Estate Co., Ltd.	66,800	865,299
Mitsubishi Heavy Industries, Ltd.	14,700	580,893
Mitsubishi UFJ Financial Group, Inc.	590,700	3,965,615
Mitsui & Co., Ltd.	81,600	2,376,659
Mitsui Chemicals, Inc.	9,400	211,132
Mitsui Fudosan Co., Ltd.	52,400	957,714
Mitsui OSK Lines, Ltd.Δ	4,400	109,947
Mizuho Financial Group, Inc.	122,590	1,727,084
MonotaRO Co., Ltd.Δ	11,900	167,622
MS&AD Insurance Group Holdings, Inc.	24,200	773,670
Murata Manufacturing Co., Ltd.	30,300	1,494,250
NEC Corporation	11,400	399,789
Nexon Co., Ltd.	24,400	547,797
	Shares	Value
Nidec Corporation	22,800	$1,173,269
Nihon M&A Center, Inc.	11,800	145,196
Nintendo Co., Ltd.	61,000	2,564,841
Nippon Building Fund, Inc. REIT	69	308,555
NIPPON EXPRESS HOLDINGS, INC.	4,000	228,438
Nippon Paint Holdings Co., Ltd.Δ	41,100	322,803
Nippon Prologis REIT, Inc.	121	283,694
Nippon Sanso Holdings Corporation	8,800	127,472
Nippon Shinyaku Co., Ltd.	9,600	544,797
Nippon Steel Corporation	37,900	657,608
Nippon Telegraph & Telephone Corporation	69,000	1,967,777
Nippon Yusen KK	25,500	601,306
Nissan Chemical Corporation	5,900	257,282
Nissan Motor Co., Ltd.Δ	112,800	352,999
Nisshin Seifun Group, Inc.	16,300	204,858
Nissin Foods Holdings Co., Ltd.	4,300	340,536
Nitori Holdings Co., Ltd.Δ	4,000	522,650
Nitto Denko Corporation	7,100	408,922
Nomura Holdings, Inc.	131,800	488,382
Nomura Real Estate Master Fund, Inc. REIT	184	227,956
Nomura Research Institute, Ltd.	18,157	431,663
NTT Data Corporation	31,300	456,127
Obic Co., Ltd.	3,600	528,513
Oji Holdings Corporation	114,900	464,080
Olympus Corporation	69,900	1,232,868
Omron CorporationΔ	8,300	401,121
Ono Pharmaceutical Co., Ltd.	52,300	1,222,439
Oracle Corporation	700	45,515
Oriental Land Co., Ltd.	12,100	1,760,842
ORIX Corporation	63,200	1,011,621
Osaka Gas Co., Ltd.	15,000	241,697
Otsuka Corporation	6,900	217,491
Otsuka Holdings Co., Ltd.	66,000	2,152,441
Pan Pacific International Holdings Corporation	18,800	349,193
Panasonic Corporation	118,600	992,566
Rakuten Group, Inc.Δ	37,400	168,564
Recruit Holdings Co., Ltd.	75,000	2,347,648
Renesas Electronics Corporation*	63,600	562,114
Resona Holdings, Inc.	94,500	519,034
Ricoh Co., Ltd.	26,200	199,412
Rohm Co., Ltd.	4,100	293,926
SBI Holdings, Inc.	9,400	179,096
Secom Co., Ltd.	12,500	713,223
Seiko Epson Corporation	18,200	264,792
Sekisui House, Ltd.Δ	33,600	595,697
Seven & i Holdings Co., Ltd.Δ	46,700	2,001,393
SG Holdings Co., Ltd.	13,100	181,641
Shimadzu Corporation	12,300	348,212
Shimano, Inc.Δ	3,600	568,868
Shin-Etsu Chemical Co., Ltd.	20,100	2,454,456
Shionogi & Co., Ltd.	27,200	1,357,093
Shiseido Co., Ltd.	21,800	1,068,499
SMC Corporation	2,900	1,210,906
SoftBank Corporation	155,200	1,755,882
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
SoftBank Group Corporation	62,600	$ 2,647,540
Sompo Holdings, Inc.	14,400	637,101
Sony Group CorporationΔ	70,400	5,366,002
Square Enix Holdings Co., Ltd.	1,300	60,353
Subaru Corporation	32,200	487,511
SUMCO Corporation	15,200	201,379
Sumitomo Corporation	54,900	912,608
Sumitomo Electric Industries, Ltd.	65,100	735,529
Sumitomo Metal Mining Co., Ltd.	10,900	383,014
Sumitomo Mitsui Financial Group, Inc.	64,500	2,594,992
Sumitomo Mitsui Trust Holdings, Inc.	7,000	244,269
Sumitomo Realty & Development Co., Ltd.	9,600	226,252
Suntory Beverage & Food, Ltd.	38,700	1,317,820
Suzuki Motor Corporation	17,300	554,073
Sysmex Corporation	8,500	513,150
T&D Holdings, Inc.	22,500	322,082
Taisei Corporation	13,300	428,861
Takeda Pharmaceutical Co., Ltd.	148,236	4,631,885
TDK Corporation	19,900	647,419
Terumo Corporation	35,100	995,106
TIS, Inc.	14,800	388,970
Tobu Railway Co., Ltd.	11,900	277,567
Tokio Marine Holdings, Inc.	104,700	2,236,643
Tokyo Electric Power Co. Holdings, Inc.*	56,100	202,040
Tokyo Electron, Ltd.	7,500	2,203,715
Tokyo Gas Co., Ltd.	23,400	458,167
Tokyu Corporation	27,000	340,037
TOPPAN, Inc.	15,000	221,512
Toray Industries, Inc.	89,700	498,855
Toshiba Corporation	22,800	792,284
Toyota Industries Corporation	6,500	353,117
Toyota Motor Corporation	578,480	7,891,940
Toyota Tsusho Corporation	10,000	367,843
Trend Micro, Inc.	8,500	397,522
Unicharm Corporation	26,300	1,006,928
USS Co., Ltd.	22,100	350,662
West Japan Railway Co.	9,300	403,800
Yakult Honsha Co., Ltd.	11,500	748,622
Yamaha Corporation	5,400	200,382
Yamaha Motor Co., Ltd.	14,300	323,198
Yamato Holdings Co., Ltd.	11,600	183,817
Yaskawa Electric Corporation	11,200	357,341
Yokogawa Electric Corporation	22,800	361,858
Z Holdings Corporation	129,000	322,180
ZOZO, Inc.	5,700	140,766
		167,017,959
Jersey — 0.9%
Experian PLC	66,013	2,235,751
Glencore PLC	577,393	3,850,430
WPP PLC	75,700	747,915
		6,834,096
Luxembourg — 0.2%
ArcelorMittal SAΔ	34,529	910,950
	Shares	Value
Eurofins Scientific SE	12,824	$ 920,740
		1,831,690
Netherlands — 5.5%
Adyen NV 144A*	1,167	1,620,088
Aegon NV	116,084	588,160
AerCap Holdings NV*	6,500	379,080
Airbus SE	31,375	3,730,566
Akzo Nobel NV	10,566	709,006
Argenx SE*	3,299	1,238,465
ASM International NV	2,234	566,843
ASML Holding NV	21,877	11,928,481
CNH Industrial NV	50,290	806,752
Euronext NV 144A	4,841	358,385
EXOR NV*	6,961	509,645
Ferrari NVΔ	7,866	1,686,775
IMCD NV	2,480	354,743
ING Groep NV	200,643	2,444,066
JDE Peet's NV	20,956	606,149
Just Eat Takeaway.com NV 144AΔ*	6,526	138,903
Koninklijke Ahold Delhaize NV	69,313	1,992,838
Koninklijke DSM NV	9,526	1,169,742
Koninklijke KPN NV	184,467	570,973
Koninklijke Philips NV	46,682	702,435
NN Group NV	15,632	639,227
OCI NV	10,264	366,964
Prosus NV*	44,785	3,092,111
QIAGEN NVΔ*	25,509	1,282,351
Stellantis NV	145,970	2,074,287
STMicroelectronics NV	37,246	1,323,576
Tenaris SA	20,000	350,754
Universal Music Group NV	34,973	845,741
Wolters Kluwer NV	17,451	1,825,991
		43,903,097
New Zealand — 0.2%
Auckland International Airport, Ltd.*	81,891	406,146
Fisher & Paykel Healthcare Corporation, Ltd.	28,659	410,056
Spark New Zealand, Ltd.	145,344	497,625
Xero, Ltd.Δ*	5,756	274,468
		1,588,295
Norway — 0.9%
Aker BP ASA	14,477	449,987
DNB Bank ASA	51,370	1,014,564
Equinor ASA	59,657	2,144,089
Gjensidige Forsikring ASA	8,027	157,441
Kongsberg Gruppen ASA	2,955	125,776
Mowi ASA	26,051	443,917
Norsk Hydro ASA	67,659	505,573
Orkla ASA	106,700	770,089
Salmar ASAΔ	6,863	269,142
Telenor ASA	36,667	342,579
Yara International ASA	10,434	458,230
		6,681,387

See Notes to Financial Statements.

	Shares	Value
Portugal — 0.2%
EDP - Energias de Portugal SA	154,225	$ 768,782
Galp Energia SGPS SA	27,004	364,301
Jeronimo Martins SGPS SA	19,382	419,339
		1,552,422
Singapore — 1.3%
CapitaLand Ascendas REIT	157,957	323,507
CapitaLand Integrated Commercial Trust REIT	425,903	649,592
Capitaland Investment, Ltd.	174,460	482,154
DBS Group Holdings, Ltd.	90,460	2,289,688
Grab Holdings, Ltd. Class AΔ*	55,000	177,100
Keppel Corporation, Ltd.	84,500	458,259
Mapletree Logistics Trust REIT	7,947	9,450
Oversea-Chinese Banking Corporation, Ltd.	165,140	1,502,120
Sea, Ltd. ADRΔ*	18,281	951,160
Singapore Airlines, Ltd.Δ	190,850	787,995
Singapore Telecommunications, Ltd.	454,500	871,410
United Overseas Bank, Ltd.	56,959	1,304,694
UOL Group, Ltd.	7,561	38,015
Wilmar International, Ltd.	258,000	803,767
		10,648,911
Spain — 2.5%
Acciona SA	827	152,194
ACS Actividades de Construccion y Servicios SAΔ	9,329	266,936
Aena SME SA 144A*	3,930	492,659
Amadeus IT Group SA*	28,463	1,476,597
Banco Bilbao Vizcaya Argentaria SA	346,478	2,086,930
Banco Santander SAΔ	896,523	2,680,707
CaixaBank SA	262,455	1,029,032
Cellnex Telecom SA 144A*	30,895	1,024,826
EDP Renovaveis SA	18,583	409,487
Enagas SA	227	3,775
Endesa SA	13,556	255,484
Ferrovial SA	29,456	771,239
Grifols SAΔ*	31,106	359,225
Iberdrola SA	334,462	3,904,343
Industria de Diseno Textil SA	78,425	2,083,050
Naturgy Energy Group SA	15,059	391,369
Red Electrica Corporation SA	23,715	412,360
Repsol SA	75,615	1,203,566
Telefonica SA	305,885	1,107,337
		20,111,116
Sweden — 3.0%
Alfa Laval AB	14,717	425,724
Assa Abloy AB, B Shares	57,054	1,227,190
Atlas Copco AB, A Shares	166,397	1,971,538
Atlas Copco AB, B Shares	76,912	820,624
Boliden AB	12,271	460,926
Electrolux AB, B SharesΔ	13,970	188,748
Embracer Group AB*	27,006	122,606
Epiroc AB, A Shares	31,158	567,359
Epiroc AB, B Shares	20,075	322,950
EQT AB	12,795	271,833
	Shares	Value
Essity AB, B Shares	63,277	$ 1,657,047
Fastighets AB Balder, B Shares	28,806	134,446
Getinge AB, B Shares	12,152	252,647
H & M Hennes & Mauritz AB, B Shares	42,435	457,298
Hexagon AB, B Shares	134,111	1,406,166
Industrivarden AB, A Shares	1,009	24,542
Industrivarden AB, C Shares	18,571	450,578
Investment AB Latour, B SharesΔ	9,171	173,441
Investor AB, A Shares	56,426	1,049,789
Investor AB, B Shares	116,085	2,101,250
Kinnevik AB, B Shares*	10,870	149,617
L E Lundbergforetagen AB, B Shares	5,888	251,025
Nibe Industrier AB, B Shares	74,413	694,555
Sagax AB, B Shares	11,741	266,759
Sandvik AB	51,379	928,500
Securitas AB, B SharesΔ	23,710	197,847
Skandinaviska Enskilda Banken AB, A Shares	79,780	918,497
Skanska AB, B Shares	13,311	211,012
SKF AB, B SharesΔ	17,959	274,297
Svenska Cellulosa AB SCA, B Shares	49,432	626,040
Svenska Handelsbanken AB, A SharesΔ	86,629	872,180
Swedbank AB, A Shares	41,659	708,581
Tele2 AB, B Shares	37,286	304,173
Telefonaktiebolaget LM Ericsson, B Shares	166,228	973,998
Telia Co. ABΔ	126,527	323,311
Volvo AB, B Shares	95,875	1,731,847
		23,518,941
Switzerland — 10.1%
ABB, Ltd.	77,933	2,375,204
Alcon, Inc.	29,578	2,029,612
Bachem Holding AG Class BΔ	3,310	287,210
Baloise Holding AG	2,546	392,610
Barry Callebaut AG	404	797,799
Chocoladefabriken Lindt & Spruengli AG	65	662,353
Chocoladefabriken Lindt & Spruengli AG (Swiss Exchange)	8	823,068
Cie Financiere Richemont SA	30,877	4,003,511
Clariant AG*	4,630	73,531
Coca-Cola HBC AG CDI*	53,299	1,259,925
Credit Suisse Group AG	163,874	489,237
EMS-Chemie Holding AG	227	153,747
Geberit AG	1,229	580,187
Givaudan SA	396	1,212,911
Holcim, Ltd. (Swiss Exchange)*	30,626	1,585,303
Julius Baer Group, Ltd.	11,052	643,239
Kuehne + Nagel International AG	2,599	604,223
Logitech International SAΔ	9,124	565,774
Lonza Group AG	3,846	1,887,907
Nestle SA	152,472	17,611,954
Novartis AG	132,422	11,983,854
Partners Group Holding AG	1,137	1,006,795
Roche Holding AG	37,482	11,778,252
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Roche Holding AG (Swiss Exchange)Δ	2,216	$ 858,692
SGS SA	189	440,245
SIG Group AG*	6,984	152,609
Sika AG	8,090	1,944,862
Sonova Holding AG	3,089	733,634
Straumann Holding AG	6,370	730,455
Swatch Group AG (The)	11,162	580,391
Swiss Life Holding AG	1,832	944,321
Swiss Prime Site AG	4,457	386,301
Swiss Re AG	16,099	1,505,279
Swisscom AG	1,391	762,005
Temenos AG	3,832	210,811
UBS Group AG	192,874	3,584,800
VAT Group AG 144A	1,112	305,263
Zurich Insurance Group AG	9,111	4,355,763
		80,303,637
United Kingdom — 13.7%
3i Group PLC	66,813	1,077,516
abrdn PLCΔ	114,480	260,144
Admiral Group PLC	8,048	206,599
Anglo American PLC	72,180	2,826,561
Antofagasta PLC	23,560	439,809
Ashtead Group PLC	24,479	1,390,525
Associated British Foods PLC	48,376	917,150
Auto Trader Group PLC 144AΔ	54,162	337,286
AVEVA Group PLCΔ	8,238	318,869
Aviva PLC	188,579	1,000,345
BAE Systems PLC	197,243	2,037,205
Barclays PLC	1,028,179	1,956,432
Barratt Developments PLC	50,118	239,378
Berkeley Group Holdings PLC	15,143	690,360
BP PLC	1,107,085	6,387,816
British Land Co. PLC (The) REIT	129,240	613,601
BT Group PLC	453,308	612,090
Bunzl PLC	26,142	869,749
Burberry Group PLC	55,860	1,358,078
CK Hutchison Holdings, Ltd.	212,500	1,273,056
CK Infrastructure Holdings, Ltd.	35,000	182,631
Coca-Cola Europacific Partners PLC	33,569	1,857,037
Compass Group PLC	143,434	3,312,183
Croda International PLC	8,431	670,927
Haleon PLC*	361,639	1,430,867
Halma PLC	38,546	917,971
Hargreaves Lansdown PLCΔ	23,678	243,835
Hikma Pharmaceuticals PLC	41,006	764,184
HSBC Holdings PLC	1,153,161	7,146,760
Informa PLC	87,112	649,835
InterContinental Hotels Group PLCΔ	22,571	1,295,097
Intertek Group PLC	16,272	791,669
J Sainsbury PLCΔ	118,172	309,944
JD Sports Fashion PLC	159,615	242,555
Johnson Matthey PLCΔ	13,222	337,917
Kingfisher PLC	252,818	718,313
Land Securities Group PLC REIT	93,472	698,344
	Shares	Value
Legal & General Group PLC	335,080	$ 1,004,615
Lloyds Banking Group PLC	4,085,048	2,229,266
London Stock Exchange Group PLC	22,997	1,975,930
M&G PLC	174,268	394,065
Melrose Industries PLCΔ	238,315	383,950
Mondi PLC	49,454	836,312
National Grid PLC	232,847	2,789,358
NatWest Group PLC	356,433	1,136,747
Next PLC	8,694	609,195
Ocado Group PLCΔ*	22,804	169,275
Pearson PLC	41,042	463,439
Persimmon PLC	15,563	228,195
Phoenix Group Holdings PLC	99,900	731,816
Prudential PLC	159,227	2,171,107
Reckitt Benckiser Group PLC	51,635	3,579,151
RELX PLC	138,090	3,817,917
Rentokil Initial PLC	164,319	1,009,538
Rio Tinto PLC	66,199	4,659,354
Rolls-Royce Holdings PLCΔ*	419,124	468,151
Sage Group PLC (The)	115,730	1,042,114
Schroders PLC	111,805	587,479
Segro PLC REIT	80,953	745,760
Severn Trent PLCΔ	25,238	806,307
Shell PLC	415,434	11,711,425
Smith & Nephew PLC	86,838	1,159,707
Smiths Group PLC	48,466	930,163
Spirax-Sarco Engineering PLC	6,430	821,308
SSE PLC	61,288	1,260,507
St. James’s Place PLC	37,454	493,395
Standard Chartered PLC (London Exchange)	147,424	1,099,565
Taylor Wimpey PLC	203,676	249,442
Tesco PLC	610,319	1,644,730
Unilever PLC	159,554	8,055,538
United Utilities Group PLCΔ	72,451	865,669
Vodafone Group PLC	1,776,417	1,799,009
Whitbread PLC	28,617	884,797
		109,196,934
Total Foreign Common Stocks (Cost $762,582,624)		758,733,330
FOREIGN PREFERRED STOCKS — 0.5%
Germany — 0.5%
Bayerische MotorenWerke AG
7.32%◊	7,785	656,986
Dr. Ing hc F Porsche AG
0.00%*	6,210	626,673
Henkel AG & Co. KGaA
2.84%◊	8,912	617,716
Porsche Automobil Holding SE
5.00%◊	7,529	410,601

See Notes to Financial Statements.

	Shares	Value
Sartorius AG
0.34%◊	1,199	$ 473,457
Volkswagen AG
6.50%◊	11,005	1,365,167
Total Foreign Preferred Stocks (Cost $4,663,960)		4,150,600
MONEY MARKET FUNDS — 5.9%
GuideStone Money Market Fund, 3.97% (Institutional Class)Ø∞	25,347,035	25,347,035
Northern Institutional Liquid Assets Portfolio (Shares), 4.31%Ø§	21,556,616	21,556,616
Total Money Market Funds (Cost $46,903,651)		46,903,651
TOTAL INVESTMENTS — 101.8% (Cost $814,150,235)		809,787,581
Liabilities in Excess of Other Assets — (1.8)%		(14,667,532)
NET ASSETS — 100.0%		$795,120,049
Futures Contracts outstanding at December 31, 2022:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index	03/2023	335	$32,652,450	$(607,447)
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Foreign Common Stocks:
Australia	$ 59,170,809	$ 2,499,008	$ 56,671,801	$ —
Hong Kong	21,382,821	102,519	21,280,302	—
Israel	6,240,908	2,099,170	4,141,738	—
Netherlands	43,903,097	379,080	43,524,017	—
Singapore	10,648,911	1,128,260	9,520,651	—
United Kingdom	109,196,934	1,857,037	107,339,897	—
Other ^^	508,189,850	—	508,189,850	—
Total Foreign Common Stocks	758,733,330	8,065,074	750,668,256	—
Foreign Preferred Stocks	4,150,600	—	4,150,600	—
Money Market Funds	46,903,651	46,903,651	—	—
Total Assets - Investments in Securities	$809,787,581	$54,968,725	$754,818,856	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (607,447)	$ (607,447)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (607,447)	$ (607,447)	$ —	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

International Equity Fund (Unaudited)
With an annual return of -14.45%, developed non-U.S. markets (represented by the MSCI EAFE Index) saw strong negative performance in 2022, yet outperformed their U.S. counterparts. Unlike the prior year, where growth and value investment styles had relatively low impact on performance, equity style factors in 2022 had historically high spreads in performance. MSCI EAFE Value outperformed MSCI EAFE Growth by approximately 17.36%. Far more material to 2022 returns was the strength of the U.S. dollar, which detracted from U.S. dollar-denominated returns.  Among major foreign developed markets, Portugal, Australia and the United Kingdom held up the best in the weak environment, while continental European shares fared the worst. Sector performance was negative across all sectors except for energy, with energy posting the highest returns and information technology and consumer discretionary detracting the most from index performance.
The Fund primarily invests in equity securities of foreign companies in countries having economies and markets generally considered to be developed but may also invest in equity securities of foreign companies located in emerging markets. The Fund’s portfolio is diversified among a large number of companies across different industries, economic sectors and countries. The Investor Class of the Fund underperformed its benchmark, the MSCI EAFE Index, for the one-year period ended December 31, 2022 (-16.25% versus -14.45%). On a country basis, stock selection within Switzerland, Sweden, Germany and Japan, benefited the Fund’s relative performance and exposure to U.K. stocks detracted. On a sector basis, financial holdings benefited relative performance, while the health care sector detracted.
Within the Fund, certain derivatives were utilized to express active views in currency and country selection. These derivative positions primarily included currency forward contracts, stock index futures and total return swaps. Overall, derivative exposure had a slight positive impact on Fund performance over the course of the year.
This Fund may be suitable to investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio with international equity securities. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Investing in emerging markets may involve greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater than, those risks associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged, so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Short sales involve selling a security the Fund does not own in anticipation that the security will decline in price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s potential loss on a short position is limited only by the maximum attainable price of the security, less the price at which the security was sold by the Fund. Therefore, in theory, stocks sold short have unlimited risk. The Fund’s use of short sales in effect “leverages” the Fund. The use of leverage may magnify the Fund’s gains or losses, and leverage also creates interest expense that may lower the Fund’s overall returns. It is possible to lose money by investing in the Fund.
See Notes to Financial Statements.

International Equity Fund (Unaudited)
At December 31, 2022, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Financials	19.3
Industrials	17.4
Health Care	10.8
Information Technology	10.8
Consumer Discretionary	8.9
Materials	8.3
Consumer Staples	6.9
Money Market Funds	5.8
Communication Services	2.7
Energy	2.7
Real Estate	1.5
Utilities	0.7
Foreign Common Stocks Sold Short	(—) **
95.8
**Rounds to less than 0.05%

Average Annual Total Returns as of 12/31/22
	Institutional Class*	Investor Class*	Benchmark**
One Year	(16.01%)	(16.25%)	(14.45%)
Five Year	0.84%	0.58%	1.54%
Ten Year	4.32%	4.05%	4.14%
Since Inception	5.05%	4.84%	5.36%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2022 Prospectus)(1)	0.88%	1.15%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

See Notes to Financial Statements.

International Equity Fund (Unaudited)

Investor Class*
MSCI EAFE Index**
$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
$15,787
$14,877

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2012 to December 31, 2022, with all dividends and capital gains reinvested, with the MSCI EAFE Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2022
	Shares	Value
COMMON STOCKS — 3.2%
Consumer Discretionary — 0.4%
Lululemon Athletica, Inc.*	13,340	$ 4,273,869
Financials — 0.9%
Everest Re Group, Ltd.	26,195	8,677,618
Health Care — 0.9%
Mettler-Toledo International, Inc.*	3,450	4,986,803
ResMed, Inc.	18,740	3,900,356
		8,887,159
Information Technology — 1.0%
Atlassian Corporation Class AΔ*	37,560	4,833,221
EPAM Systems, Inc.*	17,880	5,859,991
		10,693,212
Total Common Stocks (Cost $34,525,152)		32,531,858
FOREIGN COMMON STOCKS — 86.2%
Australia — 3.9%
ANZ Group Holdings, Ltd.	94,704	1,525,579
ASX, Ltd.‡‡	2,303	106,068
Aurizon Holdings, Ltd.	634,618	1,607,766
BHP Group, Ltd.‡‡	218,000	6,752,974
BlueScope Steel, Ltd.‡‡	330,321	3,764,746
Cochlear, Ltd.	981	135,483
CSL, Ltd.	33,780	6,586,901
Dexus REIT‡‡	55,775	292,822
Goodman Group REIT‡‡	50,048	588,582
GPT Group (The) REIT (Athens Exchange)	104,984	299,416
Harvey Norman Holdings, Ltd.	533,372	1,494,508
Incitec Pivot, Ltd.	892,801	2,272,734
JB Hi-Fi, Ltd.	138,781	3,955,500
Mirvac Group REIT‡‡	355,598	514,452
Rio Tinto, Ltd.‡‡	4,796	378,527
Scentre Group REIT‡‡	186,809	363,635
Sonic Healthcare, Ltd.	109,117	2,220,643
South32, Ltd.	1,328,081	3,641,105
Stockland REIT‡‡	206,720	509,122
Suncorp Group, Ltd.	60,427	492,408
Vicinity Centres REIT‡‡	336,787	454,763
Whitehaven Coal, Ltd.	329,564	2,099,633
		40,057,367
Belgium — 0.2%
Ageas SA/NV	9,404	417,273
Groupe Bruxelles Lambert SA‡‡	415	33,166
KBC Group NV	3,973	255,803
Proximus SADP	93,294	900,741
		1,606,983
Brazil — 0.1%
Lojas Renner SA*	376,569	1,459,521
Canada — 3.4%
Agnico Eagle Mines, Ltd.Δ	39,583	2,057,920
Canadian National Railway Co.	54,847	6,520,211
Canadian Pacific Railway, Ltd.	137,510	10,256,871
Kinross Gold Corporation	540,243	2,202,468
	Shares	Value
Thomson Reuters Corporation	38,170	$ 4,354,312
Toronto-Dominion Bank (The)	91,663	5,935,078
Waste Connections, Inc.	30,290	4,015,242
		35,342,102
China — 0.4%
Baidu, Inc. Class A*	269,878	3,848,660
Denmark — 1.0%
AP Moeller - Maersk A/S Class B	2,006	4,490,641
Danske Bank A/S	12,095	238,551
DSV A/S	19,390	3,066,280
Genmab A/S*	2,395	1,012,594
H Lundbeck A/S	56,639	212,099
ISS A/S*	33,976	719,148
Pandora A/S	7,524	531,808
		10,271,121
Finland — 0.2%
Metso Outotec OYJ	24,094	248,108
Nokia OYJ	200,672	932,262
Nordea Bank Abp	86,029	921,539
Stora Enso OYJ, R Shares	5,226	73,684
Wartsila OYJ Abp	9,698	81,774
		2,257,367
France — 9.0%
Air Liquide SA	45,297	6,429,250
AXA SA	180,217	5,020,042
Bureau Veritas SA	161,349	4,252,192
Capgemini SE	45,920	7,676,732
Cie Generale des Etablissements Michelin SCA	70,617	1,967,199
Danone SA	105,947	5,584,014
Engie SA	313,189	4,480,510
Hermes International	5,407	8,369,239
L’Oreal SA	25,388	9,091,386
Sanofi	98,944	9,540,833
Schneider Electric SE	125,899	17,680,583
SCOR SE	124,206	2,861,865
TotalEnergies SEΔ	147,793	9,277,441
		92,231,286
Germany — 6.2%
adidas AG	14,795	2,005,114
BASF SE	15,535	764,922
Bayerische Motoren Werke AG	37,522	3,322,013
Beiersdorf AG	61,564	7,035,033
Brenntag SE	16,034	1,022,567
Daimler Truck Holding AG*	140,773	4,327,606
Deutsche Bank AG	395,807	4,449,492
Deutsche Boerse AG	49,605	8,541,495
Deutsche Lufthansa AG*	58,442	481,741
Deutsche Post AG	126,171	4,722,161
E.ON SE‡‡	103,338	1,027,387
Freenet AG	25,546	555,480
Fresenius SE & Co. KGaA‡‡	5,433	151,754
GEA Group AG	7,564	307,609
HeidelbergCement AG	12,340	699,247

See Notes to Financial Statements.

	Shares	Value
HelloFresh SE*	3,182	$ 69,447
HUGO BOSS AG	3,960	228,928
Mercedes-Benz Group AG	16,173	1,057,633
METRO AG*	50,810	492,834
MTU Aero Engines AG	602	129,511
ProSiebenSat.1 Media SE	139,448	1,236,892
Rational AG	479	284,443
SAP SE	129,958	13,416,961
Siemens AG	34,863	4,805,911
Siemens Energy AG	3,273	61,454
TeamViewer AG 144A*	91,778	1,177,285
thyssenkrupp AG*	205,730	1,249,305
Vonovia SE	8,154	192,079
		63,816,304
Guatemala — 0.2%
Millicom International Cellular SA SDR*	133,154	1,687,011
Hong Kong — 3.1%
AIA Group, Ltd.	1,337,526	14,770,823
Alibaba Group Holding, Ltd.*	261,475	2,869,143
Li Ning Co., Ltd.	490,500	4,217,812
Tencent Holdings, Ltd.	156,800	6,648,377
Trip.com Group, Ltd. ADR*	99,308	3,416,195
		31,922,350
India — 1.7%
HDFC Bank, Ltd.	323,600	6,346,947
HDFC Bank, Ltd. ADRΔ	73,022	4,995,435
ICICI Bank, Ltd. ADRΔ	254,013	5,560,345
		16,902,727
Ireland — 5.9%
Accenture PLC Class A	26,290	7,015,224
Aon PLC Class A	32,182	9,659,105
CRH PLC	107,722	4,284,123
ICON PLC*	30,800	5,982,900
Linde PLCΔ	18,352	5,982,042
Medtronic PLC	86,751	6,742,288
Ryanair Holdings PLC ADR*	68,069	5,088,838
STERIS PLC	29,080	5,370,785
Willis Towers Watson PLC	43,277	10,584,689
		60,709,994
Israel — 0.7%
Check Point Software Technologies, Ltd.*	55,441	6,994,436
Italy — 0.8%
Buzzi Unicem SpA	40,119	773,098
Eni SpA‡‡	32,747	465,645
Leonardo SpA	277,281	2,391,484
UniCredit SpA	195,700	2,776,898
Unipol Gruppo SpA	353,847	1,722,811
		8,129,936
Japan — 21.2%
Advantest Corporation	8,900	570,032
Aeon Co., Ltd.Δ	17,500	369,521
AGC, Inc.	40,200	1,334,067
	Shares	Value
Ajinomoto Co., Inc.	25,000	$ 764,083
Amada Co., Ltd.	68,400	532,655
Bandai Namco Holdings, Inc.	8,400	526,507
Bank of Kyoto, Ltd. (The)	1,800	79,850
Bridgestone CorporationΔ	18,900	669,194
Brother Industries, Ltd.	29,200	441,319
Canon, Inc.Δ	21,800	471,841
Central Japan Railway Co.	3,800	466,563
Chugai Pharmaceutical Co., Ltd.	82,700	2,109,410
Concordia Financial Group, Ltd.	138,700	579,132
Dai-ichi Life Holdings, Inc.	222,500	5,024,801
Daiichi Sankyo Co., Ltd.	46,300	1,490,244
Daikin Industries, Ltd.	41,500	6,296,115
Daito Trust Construction Co., Ltd.‡‡	74,333	7,610,427
Daiwa House Industry Co., Ltd.‡‡	39,900	919,147
Denso Corporation	14,800	725,789
Dentsu Group, Inc.	12,700	398,408
Disco Corporation	1,500	427,532
East Japan Railway Co.	12,400	706,279
Eisai Co., Ltd.	8,400	553,998
ENEOS Holdings, Inc.	190,900	650,094
FANUC Corporation	4,700	703,339
Fast Retailing Co., Ltd.	1,200	730,240
Fuji Electric Co., Ltd.	25,900	977,447
FUJIFILM Holdings Corporation	6,600	330,010
Fujitsu, Ltd.	6,500	866,565
Hakuhodo DY Holdings, Inc.	42,100	422,518
Hankyu Hanshin Holdings, Inc.	17,500	518,483
Hino Motors, Ltd.*	154,500	587,053
Hitachi Construction Machinery Co., Ltd.	34,500	768,882
Hitachi, Ltd.‡‡	24,000	1,207,591
Honda Motor Co., Ltd.	50,900	1,160,978
Hoya Corporation	54,800	5,248,666
Ibiden Co., Ltd.	11,200	403,900
Idemitsu Kosan Co., Ltd.	24,000	561,878
IHI Corporation	3,900	112,977
Iida Group Holdings Co., Ltd.	121,000	1,837,149
Inpex Corporation	90,800	975,684
Ito En, Ltd.	10,700	389,416
ITOCHU Corporation	31,200	978,830
Japan Airlines Co., Ltd.*	3,700	75,360
Japan Exchange Group, Inc.	193,501	2,788,890
Japan Metropolitan Fund Invest REIT	166	132,055
Japan Post Holdings Co., Ltd.	136,700	1,150,188
Japan Post Insurance Co., Ltd.	116,100	2,041,866
Japan Real Estate Investment Corporation REIT	125	549,037
JFE Holdings, Inc.	212,900	2,470,385
JSR Corporation	20,100	393,583
JTEKT Corporation	86,400	601,560
Kajima Corporation	23,800	276,968
Kao CorporationΔ	14,400	571,686
Kawasaki Kisen Kaisha, Ltd.	46,100	976,219
KDDI Corporation	43,500	1,319,220
Keyence Corporation	18,700	7,260,177
Kintetsu Group Holdings Co., Ltd.	14,700	485,339
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Komatsu, Ltd.	34,600	$ 747,849
Kubota Corporation	313,220	4,279,036
Kuraray Co., Ltd.	78,000	624,275
Kurita Water Industries, Ltd.	10,700	441,961
Kyocera Corporation	13,100	650,241
Lasertec Corporation	28,700	4,685,869
Lixil Corporation	35,700	538,217
M3, Inc.	11,900	323,244
Makita Corporation	134,273	3,127,918
Marubeni Corporation	86,800	994,376
Mazda Motor Corporation	381,300	2,858,245
MINEBEA MITSUMI, Inc.	174,071	2,579,051
MISUMI Group, Inc.	20,600	447,727
Mitsubishi Chemical Holdings Corporation	87,900	455,060
Mitsubishi Corporation	100,700	3,269,205
Mitsubishi Electric Corporation	67,500	668,853
Mitsubishi Estate Co., Ltd.‡‡	73,600	953,383
Mitsubishi Gas Chemical Co., Inc.	13,700	188,328
Mitsubishi Heavy Industries, Ltd.	12,600	497,909
Mitsubishi Motors Corporation*	658,200	2,499,579
Mitsubishi UFJ Financial Group, Inc.	274,000	1,839,476
Mitsui & Co., Ltd.	49,600	1,444,636
Mitsui Chemicals, Inc.	35,800	804,097
Mitsui Fudosan Co., Ltd.‡‡	53,800	983,301
Mitsui OSK Lines, Ltd.	39,800	994,516
Mizuho Financial Group, Inc.	381,800	5,378,911
MS&AD Insurance Group Holdings, Inc.	5,000	159,849
Murata Manufacturing Co., Ltd.	13,700	675,618
NEC Corporation	16,100	564,615
Nexon Co., Ltd.	18,700	419,828
NGK Insulators, Ltd.	13,300	168,612
NH Foods, Ltd.	15,700	438,328
Nidec Corporation	10,000	514,591
Nihon M&A Center, Inc.	31,200	383,908
Nikon Corporation	35,200	311,264
Nintendo Co., Ltd.	30,000	1,261,397
Nippon Building Fund, Inc. REIT	17	76,021
NIPPON EXPRESS HOLDINGS, INC.	14,900	850,931
Nippon Steel Corporation	301,800	5,236,574
Nippon Telegraph & Telephone Corporation	32,100	915,444
Nippon Yusen KK	84,400	1,990,207
Nissan Motor Co., Ltd.	115,600	361,761
Nisshin Seifun Group, Inc.	35,800	449,934
Nitori Holdings Co., Ltd.Δ	3,700	483,451
Nomura Holdings, Inc.	155,600	576,572
Obayashi Corporation	115,500	872,440
Obic Co., Ltd.	3,700	543,194
Olympus Corporation	33,300	587,332
Omron Corporation	7,700	372,124
Oriental Land Co., Ltd.	5,000	727,621
ORIX Corporation	47,200	755,514
Osaka Gas Co., Ltd.	53,200	857,217
Otsuka Holdings Co., Ltd.	20,400	665,300
Panasonic Corporation	65,100	544,823
	Shares	Value
Pola Orbis Holdings, Inc.	7,000	$ 98,518
Recruit Holdings Co., Ltd.	77,600	2,429,033
Renesas Electronics Corporation*	28,800	254,542
Ricoh Co., Ltd.	85,700	652,275
Ryohin Keikaku Co., Ltd.	168,900	1,996,904
Santen Pharmaceutical Co., Ltd.	168,400	1,372,195
SCREEN Holdings Co., Ltd.	31,500	2,008,673
Secom Co., Ltd.	8,000	456,463
Seiko Epson Corporation	30,000	436,471
Sekisui Chemical Co., Ltd.Δ	35,400	493,416
Sekisui House, Ltd.	216,745	3,842,686
Seven & i Holdings Co., Ltd.	23,900	1,024,267
Shimamura Co., Ltd.	12,700	1,265,608
Shimano, Inc.Δ	2,900	458,255
Shin-Etsu Chemical Co., Ltd.	24,900	3,040,594
Shinko Electric Industries Co., Ltd.	12,600	320,675
Shionogi & Co., Ltd.	12,100	603,707
Shiseido Co., Ltd.	14,400	705,798
SMC Corporation	15,400	6,430,329
SoftBank Corporation	83,100	940,166
SoftBank Group Corporation	24,200	1,023,490
Sohgo Security Services Co., Ltd.	15,000	408,386
Sojitz Corporation‡‡	63,260	1,205,332
Sony Group Corporation	29,500	2,248,538
Subaru Corporation	49,100	743,378
Sumitomo Corporation	100,300	1,667,296
Sumitomo Dainippon Pharma Co., Ltd.	126,900	961,857
Sumitomo Electric Industries, Ltd.	48,100	543,455
Sumitomo Forestry Co., Ltd.	61,100	1,079,834
Sumitomo Heavy Industries, Ltd.	35,600	710,730
Sumitomo Metal Mining Co., Ltd.	30,200	1,061,193
Sumitomo Mitsui Financial Group, Inc.	54,000	2,172,552
Sumitomo Mitsui Trust Holdings, Inc.	190,000	6,630,153
Sumitomo Realty & Development Co., Ltd.‡‡	6,000	141,408
Suzuki Motor Corporation	17,700	566,884
Sysmex Corporation	6,300	380,335
T&D Holdings, Inc.	44,700	639,869
Takeda Pharmaceutical Co., Ltd.	44,200	1,381,104
TDK Corporation	17,000	553,071
Terumo Corporation	185,900	5,270,373
THK Co., Ltd.	42,100	796,034
Tokio Marine Holdings, Inc.	279,297	5,966,452
Tokyo Electric Power Co. Holdings, Inc.*	73,500	264,704
Tokyo Electron, Ltd.‡‡	3,500	1,028,401
Tokyo Gas Co., Ltd.	57,100	1,118,007
Tokyu Corporation	42,500	535,244
TOPPAN, Inc.	14,500	214,129
Toshiba Corporation	17,500	608,113
Tosoh Corporation	103,900	1,235,541
Toyota Boshoku Corporation	55,400	735,295
Toyota Motor Corporation	268,900	3,668,480
Toyota Tsusho Corporation	37,400	1,375,735
Trend Micro, Inc.	9,200	430,260
Unicharm Corporation	13,400	513,035

See Notes to Financial Statements.

	Shares	Value
USS Co., Ltd.	26,600	$ 422,064
Yakult Honsha Co., Ltd.	9,300	605,408
Yamada Holdings Co., Ltd.	467,100	1,658,094
Z Holdings Corporation	86,800	216,784
		217,242,473
Jersey — 1.9%
Experian PLC	447,879	15,168,917
Ferguson PLC	33,380	4,190,655
		19,359,572
Mexico — 0.3%
Fomento Economico Mexicano SAB de CV ADR	38,305	2,992,386
Netherlands — 5.1%
Aalberts NV	16,405	639,013
Adyen NV 144A*	4,020	5,580,765
Aegon NV	155,611	788,431
Akzo Nobel NV	89,923	6,034,065
ArcelorMittal SA	129,807	3,424,589
ASM International NV	15,500	3,932,888
ASML Holding NV	13,513	7,379,413
ASR Nederland NV‡‡	10,053	477,659
Euronext NV 144A	85,701	6,344,554
Ferrari NVΔ	34,250	7,344,524
ING Groep NV‡‡	48,701	593,235
Koninklijke Philips NV	14,685	220,969
Koninklijke Vopak NV	7,204	214,293
NN Group NV	55,825	2,282,807
OCI NV	54,313	1,941,825
QIAGEN NV*	7,962	400,254
Signify NV 144A	35,698	1,201,686
Stellantis NV	231,427	3,288,662
		52,089,632
New Zealand — 0.1%
Xero, Ltd.*	17,531	835,946
Nigeria — 0.0%
Afriland Properties PLC†††	364,373	—
Norway — 0.6%
DNB Bank ASA	15,435	304,843
Equinor ASA	78,288	2,813,693
Leroy Seafood Group ASA	68,874	385,909
Norsk Hydro ASA	82,764	618,443
Yara International ASA	35,892	1,576,268
		5,699,156
Portugal — 0.4%
Galp Energia SGPS SA	333,251	4,495,769
Singapore — 0.8%
CapitaLand Ascendas REIT‡‡	158,700	325,029
CapitaLand Integrated Commercial Trust REIT‡‡	233,640	356,350
City Developments, Ltd.	207,800	1,277,414
Mapletree Commercial Trust REIT	136,500	170,549
Singapore Exchange, Ltd.‡‡Δ	608,044	4,065,921
Wilmar International, Ltd.	772,600	2,406,940
		8,602,203
	Shares	Value
South Korea — 1.3%
Hana Financial Group, Inc.	69,082	$ 2,300,369
KB Financial Group, Inc.	151,654	5,810,267
Samsung Electronics Co., Ltd. GDR	4,456	4,935,951
		13,046,587
Spain — 0.8%
Amadeus IT Group SA*	74,710	3,875,789
Banco Bilbao Vizcaya Argentaria SA	700,759	4,220,860
		8,096,649
Sweden — 1.6%
Assa Abloy AB, B Shares	151,001	3,247,921
Atlas Copco AB, A Shares	283,350	3,357,244
Atlas Copco AB, B Shares	27,720	295,763
Billerud AB	11,591	141,395
Elekta AB, B Shares	45,935	277,078
Investor AB, B Shares‡‡	22,531	407,832
Sandvik AB	136,537	2,467,440
Skanska AB, B Shares	22,373	354,667
SSAB AB, B Shares	654,292	3,408,246
Svenska Handelsbanken AB, A Shares	82,699	832,613
Swedbank AB, A Shares	14,003	238,178
Telefonaktiebolaget LM Ericsson, B Shares‡‡	242,915	1,423,339
Volvo AB, B Shares	20,533	370,900
		16,822,616
Switzerland — 11.6%
ABB, Ltd.	85,881	2,617,440
Adecco Group AG‡‡	24,561	807,931
Alcon, Inc.	95,980	6,586,048
Baloise Holding AG	7,172	1,105,971
Barry Callebaut AG	916	1,808,872
Chubb, Ltd.	41,152	9,078,131
Clariant AG*	34,489	547,735
DKSH Holding AG	11,498	871,930
Dufry AG*	9,528	396,980
Georg Fischer AG	1,277	78,232
Helvetia Holding AG	1,455	169,308
Julius Baer Group, Ltd.	73,092	4,254,036
Kuehne + Nagel International AG	4,330	1,006,650
Nestle SA‡‡	182,586	21,090,406
Novartis AG‡‡	245,685	22,233,867
OC Oerlikon Corporation AG	23,817	156,184
Roche Holding AG‡‡	46,436	14,591,935
Sika AG	44,750	10,758,044
Sonova Holding AG	3,186	756,671
Swatch Group AG (The) (Swiss Exchange)	1,432	407,004
Swiss Re AG	8,577	801,961
Temenos AG	28,772	1,582,843
UBS Group AG	520,227	9,669,057
Zurich Insurance Group AG	15,400	7,362,391
		118,739,627
Taiwan — 0.7%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	94,391	7,031,185
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Turkey — 0.0%
Yapi ve Kredi Bankasi AS	1	$ 1
United Kingdom — 3.0%
BP PLC ADR	160,435	5,603,995
Compass Group PLC	326,156	7,531,606
Haleon PLC*	1,534,414	6,071,088
Liberty Global PLC Class A*	222,544	4,212,758
Lloyds Banking Group PLC‡‡	3,044,601	1,661,480
Schroders PLC	1	5
Smiths Group PLC	180,504	3,464,246
Vodafone Group PLC ADR	200,203	2,026,054
		30,571,232
Total Foreign Common Stocks (Cost $879,367,642)		882,862,199
FOREIGN PREFERRED STOCKS — 0.6%
Brazil — 0.1%
Banco Bradesco SA
0.20%	528,493	1,507,520
Germany — 0.5%
Henkel AG & Co. KGaA
2.84%◊	70,740	4,903,184
Porsche Automobil Holding SE
5.00%‡‡◊	2,638	143,866
		5,047,050
Total Foreign Preferred Stocks (Cost $8,901,286)		6,554,570
	Shares	Value
MONEY MARKET FUNDS — 5.8%
GuideStone Money Market Fund, 3.97% (Institutional Class)Ø∞	55,955,040	$ 55,955,040
Northern Institutional Liquid Assets Portfolio (Shares), 4.31%Ø§	3,924,162	3,924,162
Total Money Market Funds (Cost $59,879,202)		59,879,202
TOTAL INVESTMENTS — 95.8% (Cost $982,673,282)		981,827,829
FOREIGN COMMON STOCKS SOLD SHORT — (0.0)%
United Kingdom — (0.0)%
Ocado Group PLC*	(47,886)	(355,459)
TOTAL SECURITIES SOLD SHORT — (0.0)% (Proceeds $(803,636))		(355,459)
Other Assets in Excess of Liabilities — 4.2%		43,070,899
NET ASSETS — 100.0%		$1,024,543,269

Futures Contracts outstanding at December 31, 2022:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
AEX Index	01/2023	(101)	$(14,912,365)	$ 802,413
CAC40 10 Euro	01/2023	141	9,766,149	(340,503)
IBEX 35 Index	01/2023	(37)	(3,245,488)	13,322
OMXS30 Index	01/2023	(156)	(3,052,770)	124,860
Hang Seng Index	01/2023	(54)	(6,888,840)	(35,618)
MSCI Singapore Index	01/2023	(17)	(368,773)	103
Topix Index®	03/2023	383	55,199,977	(1,443,417)
ASX SPI 200 Index	03/2023	113	13,448,422	(49,808)
S&P/TSX 60 Index	03/2023	(51)	(8,813,131)	300,209
DAX Index	03/2023	(78)	(29,198,238)	537,833
FTSE 100 Index	03/2023	26	2,346,766	3,080
FTSE/MIB Index	03/2023	282	35,783,305	(1,126,522)
Total Futures Contracts outstanding at December 31, 2022			$ 50,065,014	$(1,214,048)

See Notes to Financial Statements.

Forward Foreign Currency Contracts outstanding at December 31, 2022:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/15/23	Euro	110,829,000	U.S. Dollars	116,240,288	CITI	$ 3,005,016
03/15/23	Australian Dollars	71,372,143	U.S. Dollars	48,117,842	CITI	622,507
03/15/23	Norwegian Kroner	275,718,000	U.S. Dollars	27,747,738	CITI	487,037
03/15/23	British Pounds	23,759,000	U.S. Dollars	28,464,479	CITI	312,122
03/15/23	U.S. Dollars	12,857,421	British Pounds	10,453,000	CITI	196,879
03/15/23	U.S. Dollars	22,203,140	Canadian Dollars	29,814,000	CITI	171,039
03/15/23	Swiss Francs	9,898,000	U.S. Dollars	10,649,314	CITI	142,470
03/15/23	Japanese Yen	719,909,000	U.S. Dollars	5,404,048	CITI	136,802
03/15/23	New Zealand Dollars	22,028,000	U.S. Dollars	13,895,358	CITI	101,453
03/15/23	U.S. Dollars	7,364,736	Swedish Kroner	75,640,000	CITI	85,009
03/15/23	Canadian Dollars	28,361,000	U.S. Dollars	20,891,921	CITI	66,435
03/15/23	Danish Kroner	11,594,000	U.S. Dollars	1,638,694	CITI	39,853
03/15/23	Swedish Kroner	23,231,000	U.S. Dollars	2,201,421	CITI	34,372
03/15/23	U.S. Dollars	5,486,394	New Zealand Dollars	8,598,250	CITI	22,980
03/15/23	U.S. Dollars	5,434,922	Australian Dollars	7,940,000	CITI	12,661
03/15/23	Hong Kong Dollars	64,607,987	U.S. Dollars	8,277,118	CITI	11,690
03/15/23	Singapore Dollars	1,095,000	U.S. Dollars	809,288	CITI	9,229
03/15/23	U.S. Dollars	3,007,762	Swiss Francs	2,754,000	CITI	5,077
03/15/23	U.S. Dollars	216,474	Israeli Shekels	742,000	CITI	4,507
03/15/23	U.S. Dollars	806,180	Hong Kong Dollars	6,275,000	CITI	1,135
03/15/23	Israeli Shekels	41,000	U.S. Dollars	11,671	CITI	41
Subtotal Appreciation						$ 5,468,314
03/15/23	U.S. Dollars	415,499	Hong Kong Dollars	3,246,000	CITI	$ (944)
03/15/23	Hong Kong Dollars	11,004,000	U.S. Dollars	1,413,515	CITI	(1,769)
03/15/23	Australian Dollars	8,091,857	U.S. Dollars	5,532,121	CITI	(6,158)
03/15/23	Swedish Kroner	8,309,000	U.S. Dollars	807,846	CITI	(8,174)
03/15/23	U.S. Dollars	578,080	Danish Kroner	4,062,000	CITI	(10,002)
03/15/23	U.S. Dollars	4,130,664	British Pounds	3,423,000	CITI	(15,231)
03/15/23	Norwegian Kroner	47,949,000	U.S. Dollars	4,934,010	CITI	(23,815)
03/15/23	U.S. Dollars	1,145,123	Singapore Dollars	1,569,000	CITI	(27,713)
03/15/23	Israeli Shekels	7,762,000	U.S. Dollars	2,270,444	CITI	(53,075)
03/15/23	U.S. Dollars	6,853,605	Australian Dollars	10,158,000	CITI	(83,336)
03/15/23	U.S. Dollars	14,078,445	Canadian Dollars	19,177,000	CITI	(93,072)
03/15/23	Canadian Dollars	13,110,000	U.S. Dollars	9,808,317	CITI	(120,224)
03/15/23	U.S. Dollars	11,770,547	Euro	11,081,000	CITI	(151,937)
03/15/23	U.S. Dollars	19,331,224	Swedish Kroner	202,762,000	CITI	(182,951)
03/15/23	British Pounds	26,301,000	U.S. Dollars	32,041,295	CITI	(185,855)
03/15/23	U.S. Dollars	16,173,592	New Zealand Dollars	25,794,750	CITI	(216,649)
03/15/23	U.S. Dollars	9,846,561	Norwegian Kroner	99,046,000	CITI	(296,199)
03/15/23	U.S. Dollars	74,272,566	Swiss Francs	69,328,000	CITI	(1,315,716)
03/15/23	U.S. Dollars	40,911,741	Japanese Yen	5,546,610,000	CITI	(1,778,277)
Subtotal Depreciation						$(4,571,097)
Total Forward Foreign Currency Contracts outstanding at December 31, 2022						$ 897,217
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Swap Agreements outstanding at December 31, 2022:
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Total Return Swaps
MSCI Spain Net Return EUR Index (Monthly)	Financing Index: Euro Short Term Rate - 0.46%	3/15/2023	GSC	EUR	1,281,912	$ 12,702	$ —	$ 12,702
MSCI Sweden Net Return SEK Index (Monthly)	Financing Index: 1-Month STIBOR - 0.66%	3/15/2023	GSC	SEK	17,138,829	55,987	—	55,987
MSCI Switzerland Net Return CHF Index (Monthly)	Financing Index: Swiss Average Rate Overnight - 0.86%	3/15/2023	GSC	CHF	2,130,365	77,301	—	77,301
Increase in total return of Swiss Market Index (At Termination)	Decrease in total return of Swiss Market Index (At Termination)	3/17/2023	JPM	CHF	10,549,440	300,557	—	300,557
Increase in total return of Swiss Market Index (At Termination)	Decrease in total return of Swiss Market Index (At Termination)	3/17/2023	GSC	CHF	2,131,200	62,282	—	62,282
Subtotal Appreciation						$ 508,829	$ —	$ 508,829
Financing Index: 1-Month TELBOR - 0.3%	Tel Aviv Interbank Offered Rate (Monthly)	3/15/2023	GSC	ILS	7,007,988	$ (64,209)	$ —	$ (64,209)
Financing Index: Bank of Japan Unsecured Overnight Call Rate - 0.05%	MSCI Japan Net Return JPY Index (Monthly)	3/15/2023	GSC	JPY	53,132,971	(15,256)	—	(15,256)
Financing Index: Euro Short Term Rate + 0.11%	MSCI Italy Net Return EUR Index (Monthly)	3/15/2023	GSC	EUR	6,481,510	(128,297)	—	(128,297)
Subtotal Depreciation						$(207,762)	$ —	$(207,762)
Net Total Return Swaps outstanding at December 31, 2022						$ 301,067	$ —	$ 301,067
Total Return Basket Swap Agreements outstanding at December 31, 2022:
Description	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
The Fund receives the total return on a portfolio of short equity positions and receives the MUTSCALM minus a specified spread(-0.30%), which is denominated in JPY based on the local currencies of the positions within the swap (Monthly).*	32-60 months maturity ranging from 08/08/2025 - 12/24/2027	GSC	$2,123,018,694	$1,572,922	$—	$1,572,922
The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the EONIA plus or minus a specified spread(-3.00% to 0.25%), which is denominated in EUR based on the local currencies of the positions within the swap (Monthly).**	32-60 months maturity ranging from 08/08/2025 - 12/24/2027	GSC	61,837,131	788,562	—	788,562
The Fund receives the total return on a portfolio of short equity positions and receives the RBA minus a specified spread(-0.40%), which is denominated in AUD based on the local currencies of the positions within the swap (Monthly).***	38-59 months maturity ranging from 2/19/2026 - 11/03/2027	GSC	19,811,126	665,883	—	665,883
The Fund receives the total return on a portfolio of short equity positions and receives the SSARON minus a specified spread(-10.50 to -0.35%), which is denominated in CHF based on the local currencies of the positions within the swap (Monthly).	32-57 months maturity ranging from 08/08/2025 - 09/27/2027	GSC	3,895,690	229,068	—	229,068

See Notes to Financial Statements.

Description	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
The Fund receives the total return on a portfolio of short equity positions and receives the STIBOR minus a specified spread (-1.30 to -0.35%), which is denominated in SEK based on the local currencies of the positions within the swap (Monthly).	38-60 months maturity ranging from 02/04/2026 - 12/10/2027	GSC	$26,745,028	$ 215,620	$ —	$ 215,620
The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the SONIA plus or minus a specified spread(-0.25% to 0.25%), which is denominated in GBP based on the local currencies of the positions within the swap (Monthly).****	32-60 months maturity ranging from 08/08/2025 - 12/10/2027	GSC	41,919,634	112,475	—	112,475
The Fund receives the total return on a portfolio of short equity positions and receives the DETNT/N minus a specified spread (-1.75 to -0.35%), which is denominated in DKK based on the local currencies of the positions within the swap (Monthly).	32-50 months maturity ranging from 08/08/2025 - 02/17/2027	GSC	17,980,839	101,815	—	101,815
Subtotal Appreciation				$3,686,345	$ —	$3,686,345

* The following table represents disclosures associated with the underlying components of the total return basket swap as of year end.

Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Capcom Co., Ltd.	(71,800)	$ 300,787,860	$ 94,578	6.01%
Lasertec Corporation	(10,700)	229,275,822	497,374	31.62
Nippon Paint Holdings Co., Ltd.	(197,000)	203,062,033	197,744	12.57
Baycurrent Consulting, Inc.	(45,200)	184,664,655	202,731	12.89
Kurita Water Industries, Ltd.	(24,100)	130,642,120	68,072	4.33
Kobe Bussan Co., Ltd.	(30,300)	114,609,611	(40,021)	(2.54)
MonotaRO Co., Ltd.	(58,600)	108,329,813	156,729	9.96
Japan Airport Terminal Co., Ltd.	(14,000)	90,613,557	(22,779)	(1.45)
JSR Corporation	(34,200)	87,888,723	84,072	5.35
Unicharm Corporation	(17,100)	85,922,110	20,518	1.31
Disco Corporation	(2,200)	82,293,564	34,415	2.19
Nexon Co., Ltd.	(27,200)	80,142,935	1,676	0.11
Kansai Electric Power Co., Inc. (The)	(57,400)	73,153,670	(40,969)	(2.60)
Ajinomoto Co., Inc.	(16,200)	64,980,352	99,915	6.35
TIS, Inc.	(16,100)	55,532,438	35,587	2.26
Z Holdings Corporation	(157,500)	51,624,406	26,111	1.66
Bridgestone Corporation	(10,100)	46,932,931	15,480	0.98
Koei tecmo Holdings Co., Ltd.	(17,500)	41,539,285	3,937	0.25
Obic Co., Ltd.	(2,000)	38,534,444	23,605	1.50
Azbil Corporation	(8,200)	27,019,631	25,965	1.65
Eisai Co., Ltd.	(1,800)	15,579,993	89,719	5.70
Zensho Holdings Co., Ltd.	(3,000)	9,888,741	(1,536)	(0.10)
		$2,123,018,694	$1,572,923	100.00%

** The following table represents disclosures associated with the underlying components of the total return basket swap as of year end.
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
TotalEnergies SE	83,294	$ 4,884,517	$ 205,223	26.02%
Repsol SA	295,010	4,386,642	223,219	28.31
Cie de St-Gobain	94,293	4,309,303	(115,121)	(14.60)
Sanofi	35,736	3,219,114	48,632	6.17
Banco Santander SA	961,500	2,685,782	4,982	0.63
STMicroelectronics NV	70,800	2,350,370	(265,030)	(33.61)
Ferrari NV	(11,099)	2,223,415	109,325	13.86
Cellnex Telecom SA	(70,113)	2,172,671	136,789	17.35
Electricite de France SA	172,979	2,074,608	(3,201)	(0.41)
Dassault Aviation SA	12,378	1,961,067	22,672	2.88
Eiffage SA	20,235	1,859,404	(93,037)	(11.80)
Sodexo SA	19,572	1,749,375	(135,843)	(17.23)
Orange SA	176,750	1,638,316	(7,224)	(0.92)
Unibail-Rodamco-Westfield REIT	(33,054)	1,614,216	130,428	16.54
Banco de Sabadell SA	1,764,662	1,549,553	22,999	2.92
Rexel SA	81,410	1,504,196	2,375	0.30
Rubis	61,048	1,501,728	31,906	4.05
Teleperformance	5,729	1,279,468	(2,033)	(0.26)
Rheinmetall AG	(6,549)	1,217,946	70,065	8.89
Worldline SA	(32,064)	1,173,063	156,888	19.90
Mapfre SA	596,069	1,077,209	10,588	1.34
BNP Paribas SA	19,043	1,012,932	5,191	0.66
Delivery Hero SE	(21,818)	978,131	(112,247)	(14.23)
Industria de Diseno Textil SA	38,987	967,384	(5,035)	(0.64)
Alstom SA	(41,369)	945,546	53,083	6.73
Ipsen SA	9,270	931,465	(21,928)	(2.78)
Acerinox SA	98,971	913,971	(22,426)	(2.84)
Argenx SE	(2,502)	877,450	50,687	6.43
Nexi SpA	(116,838)	861,612	54,731	6.94
Acciona SA	(4,984)	856,849	34,640	4.39
CaixaBank SA	(207,484)	759,962	(79,679)	(10.10)
Aeroports de Paris	(5,812)	727,398	54,313	6.89
Faurecia SE (Euronext Paris Exchange)	(38,257)	540,925	120,216	15.24
Infrastrutture Wireless Italiane SpA	(51,562)	485,934	3,247	0.41
Renault SA	14,427	449,726	(50,394)	(6.39)
Zalando SE	(12,413)	408,237	(18,738)	(2.38)
DiaSorin SpA	(3,105)	405,875	209	0.03
Cie Generale des Etablissements Michelin SCA	(13,820)	359,651	34,703	4.40
Societe Generale SA	12,207	286,044	10,227	1.30
Koninklijke DSM NV	(2,383)	273,361	18,395	2.33
Gaztransport et Techniga SA	(2,687)	268,265	6,989	0.89
Atos SE	(26,702)	240,793	1,246	0.16
Amundi SA	4,205	222,767	(5,810)	(0.74)
adidas AG	(1,629)	206,243	(6,632)	(0.84)
Credit Agricole SA	18,152	178,380	5,159	0.65
Bouygues SA	5,268	147,598	(8,167)	(1.04)
Reply SPA	(1,341)	143,712	9,188	1.17
Siemens Healthineers AG	(2,716)	126,562	9,922	1.26
SES SA	18,934	115,215	93,594	11.87
Neoen SA	(2,975)	112,388	2,459	0.31
Other	(13,242)	600,792	(3,187)	(0.41)
		$61,837,131	$ 788,558	100.00%

*** The following table represents disclosures associated with the underlying components of the total return basket swap as of year end.

See Notes to Financial Statements.

Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Minerals, Ltd.	(97,710)	$ 2,705,077	$ (7,360)	(1.11)%
IDP Education, Ltd.	(92,364)	2,500,107	40,644	6.10
Lynas Rare Earths, Ltd.	(299,809)	2,321,287	157,451	23.65
Mineral Resources, Ltd.	(28,501)	2,195,876	236,997	35.59
Domino’s Pizza Enterprises, Ltd.	(30,761)	2,034,643	(16,149)	(2.43)
Igo, Ltd.	(123,702)	1,661,961	117,668	17.67
Cleanaway Waste Management, Ltd.	(451,999)	1,182,914	23,233	3.49
Worley, Ltd.	(70,736)	1,059,763	(25,768)	(3.87)
Pro Medicus, Ltd.	(16,111)	884,422	43,518	6.53
WiseTech Global, Ltd.	(17,237)	870,709	34,596	5.20
Fortescue Metals Group, Ltd.	(37,561)	771,089	16,025	2.41
Alumina, Ltd.	(423,487)	642,157	22,413	3.37
Reece, Ltd.	(30,402)	426,826	11,978	1.80
carsales.com, Ltd.	(14,247)	294,472	9,105	1.37
Washington H Soul Pattinson & Co., Ltd.	(9,429)	259,823	1,532	0.23
		$19,811,126	$665,883	100.00%

**** The following table represents disclosures associated with the underlying components of the total return basket swap as of year end.

Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Shell PLC	269,260	$ 6,278,721	$ 137,041	121.84%
HSBC Holdings PLC	623,632	3,196,975	117,679	104.63
BP PLC	638,282	3,046,321	111,213	98.88
Barclays PLC	1,884,491	2,966,072	(45,927)	(40.83)
InterContinental Hotels Group PLC	52,003	2,468,150	(162,562)	(144.53)
Antofagasta PLC	(130,625)	2,017,003	(137,575)	(122.32)
Reckitt Benckiser Group PLC	30,848	1,768,701	(43,321)	(38.52)
Centrica PLC	1,661,332	1,598,273	76,525	68.04
Tesco PLC	703,580	1,568,349	(45,686)	(40.62)
Marks & Spencer Group PLC	1,185,594	1,446,750	(13,327)	(11.85)
Barratt Developments PLC	252,991	999,512	(2,943)	(2.62)
Carnival PLC	(171,833)	985,852	170,793	151.85
Associated British Foods PLC	62,280	976,676	(55,370)	(49.23)
Rentokil Initial PLC	(177,800)	903,563	59,282	52.71
Whitbread PLC	35,119	898,159	(36,030)	(32.03)
Legal & General Group PLC	288,763	716,118	(24,894)	(22.13)
Rolls-Royce Holdings PLC	(717,691)	663,090	18,440	16.39
Standard Chartered PLC	98,675	608,767	20,209	17.97
Harbour Energy PLC	194,814	594,662	4,220	3.75
Aviva PLC	133,855	587,331	(16,130)	(14.34)
Rio Tinto PLC	9,321	542,661	(2,574)	(2.29)
Ocado Group PLC	(86,491)	531,060	76,521	68.03
Compass Group PLC	24,641	470,665	(3,759)	(3.34)
Howden Joinery Group PLC	83,726	467,637	(36,094)	(32.09)
Vodafone Group PLC	508,414	425,890	(19,218)	(17.09)
Travis Perkins PLC	46,953	415,223	(36,469)	(32.42)
ConvaTec Group PLC	(174,249)	403,667	(3,652)	(3.25)
Intertek Group PLC	9,680	389,556	(7,313)	(6.50)
Inchcape PLC	46,461	379,439	(2,633)	(2.34)
DCC PLC	8,353	339,744	(23,818)	(21.18)
TUI AG	245,984	326,280	(37,861)	(33.66)
JD Sports Fashion PLC	250,412	314,763	9,370	8.33
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Burberry Group PLC	14,430	$ 290,189	$ (22,602)	(20.10)%
Spectris PLC	(8,714)	261,118	10,501	9.34
London Stock Exchange Group PLC	3,641	258,769	(13,702)	(12.18)
Man Group PLC	111,766	237,858	(3,705)	(3.29)
Haleon PLC	71,716	234,710	10,535	9.37
3i Group PLC	15,222	203,061	(1,149)	(1.02)
Glencore PLC	36,413	200,856	3,255	2.89
Royal Mail PLC	81,420	172,633	(913)	(0.81)
Airtel Africa PLC	136,618	152,275	(11,127)	(9.89)
Smiths Group PLC	8,139	129,207	(2,873)	(2.56)
Direct Line Insurance Group PLC	53,369	117,663	5,521	4.91
easyJet PLC	(34,372)	111,526	24,802	22.05
Lloyds Banking Group PLC	212,045	95,716	(3,533)	(3.14)
Croda International PLC	(1,448)	95,314	70,456	62.64
Hikma Pharmaceuticals PLC	4,094	63,109	2,872	2.55
		$41,919,634	$ 112,475	100.00%

Description	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
The Fund receives the total return on a portfolio of short equity positions and receives the NOWA minus a specified spread (-0.35%), which is denominated in NOK based on the local currencies of the positions within the swap (Monthly).	41-60 months maturity ranging from 05/11/2026 - 12/10/2027	GSC	$20,263,602	$ (7,336)	$ —	$ (7,336)
The Fund receives the total return on a portfolio of long equity positions and pays HIBOR plus a specified spread (0.33%), which is denominated in HKD based on the local currencies of the positions within the swap (Monthly).	32-46 months maturity ranging from 08/08/2025 - 10/22/2026	GSC	76,017,713	(95,685)	—	(95,685)
Subtotal Depreciation				$ (103,021)	$ —	$ (103,021)
Net Total Return Basket Swaps				$3,583,324	$ —	$3,583,324

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$ 32,531,858	$ 32,531,858	$ —	$ —
Foreign Common Stocks:
Australia	40,057,367	1,525,579	38,531,788	—
Canada	35,342,102	35,342,102	—	—
Hong Kong	31,922,350	3,416,195	28,506,155	—
India	16,902,727	10,555,780	6,346,947	—
Ireland	60,709,994	50,443,829	10,266,165	—
Israel	6,994,436	6,994,436	—	—
Mexico	2,992,386	2,992,386	—	—
Netherlands	52,089,632	5,436,680	46,652,952	—
Switzerland	118,739,627	9,078,131	109,661,496	—
Taiwan	7,031,185	7,031,185	—	—
Turkey	1	1	—	—
United Kingdom	30,571,232	11,842,807	18,728,425	—
Other ^^	479,509,160	—	479,509,160	—**
Total Foreign Common Stocks	882,862,199	144,659,111	738,203,088	—
Foreign Preferred Stocks	6,554,570	—	6,554,570	—
Money Market Funds	59,879,202	59,879,202	—	—
Total Assets - Investments in Securities	$981,827,829	$237,070,171	$744,757,658	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 5,468,314	$ —	$ 5,468,314	$ —
Futures Contracts	1,781,820	1,781,820	—	—
Swap Agreements	4,195,174	—	4,195,174	—
Total Assets - Other Financial Instruments	$ 11,445,308	$ 1,781,820	$ 9,663,488	$ —
Liabilities:
Investments in Securities:
Foreign Common Stocks Sold Short	$ (355,459)	$ —	$ (355,459)	$ —
Total Liabilities - Investments in Securities	$ (355,459)	$ —	$ (355,459)	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (4,571,097)	$ —	$ (4,571,097)	$ —
Futures Contracts	(2,995,868)	(2,995,868)	—	—
Swap Agreements	(310,783)	—	(310,783)	—
Total Liabilities - Other Financial Instruments	$ (7,877,748)	$ (2,995,868)	$ (4,881,880)	$ —

**	Level 3 security has zero value.
^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
There were no transfers to or from Level 3 during the year ended December 31, 2022.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2022.
See Notes to Financial Statements.

Emerging Markets Equity Fund (Unaudited)
Emerging markets stocks sharply declined in 2022, with the MSCI Emerging Markets Index posting a return of -20.09% compared to -18.11% for the S&P 500® Index. China, the largest regional component of the index, was the primary drag on index returns for the year, as the zero-COVID policy in China caused many industries to shut down.
The Fund is actively managed and invests mainly in equity securities that are economically tied to emerging markets. In addition, the Fund’s portfolio is diversified among a large number of companies across different industries and economic sectors. The Investor Class of the Fund underperformed its benchmark, the MSCI Emerging Markets Index, for the one-year period ended December 31, 2022 (-21.61% versus -20.09%). The underperformance was mainly driven by the overweight to growth-oriented sectors, such as technology and consumer discretionary.
Within the Fund, certain derivatives were utilized to express active views in currency and country selection. These derivative positions primarily included currency forward contracts, stock index futures and total return swaps. Overall, derivative exposure performed on par with the index.
This Fund may be suitable to investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio with emerging markets equity securities. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Investing in emerging markets may involve greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability. Medium- and small-sized companies’ stocks have historically been subject to more investment risk and more volatile and less liquid than large company stocks, respectively. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater risks than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged, so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.
At December 31, 2022, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Financials	22.7
Information Technology	17.6
Consumer Discretionary	13.8
Consumer Staples	7.3
Industrials	7.1
Materials	6.9
Communication Services	6.3
Money Market Funds	5.9
Energy	5.7
Health Care	1.8
Real Estate	1.7
Utilities	1.4
Rights	—**
98.2
**Rounds to less than 0.05%

See Notes to Financial Statements.

Emerging Markets Equity Fund (Unaudited)
Average Annual Total Returns as of 12/31/22
	Institutional Class*	Investor Class*	Benchmark**
One Year	(21.38%)	(21.61%)	(20.09%)
Five Year	(2.03%)	(2.36%)	(1.40%)
Ten Year	N/A	N/A	N/A
Since Inception	0.57%	0.27%	1.53%
Inception Date	10/31/13	10/31/13
Total Fund Operating Expenses (May 1, 2022 Prospectus)(1)	1.05%	1.34%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Investor Class*
MSCI Emerging Markets Index**
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
2014
2015
2016
2017
2018
2019
2020
2021
2022
$11,499
$10,253

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund since October 31, 2013 (commencement of operations), with all dividends and capital gains reinvested, with the MSCI Emerging Markets Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2022
	Shares	Value
COMMON STOCKS — 1.7%
Consumer Discretionary — 1.7%
Coupang, Inc.*	41,214	$ 606,258
MercadoLibre, Inc.*	4,248	3,594,828
Samsonite International S.A. 144A*	297,900	782,198
Yum China Holdings, Inc.	125,020	6,832,343
		11,815,627
Materials — 0.0%
Southern Copper CorporationΔ	2,441	147,412
Total Common Stocks (Cost $13,156,342)		11,963,039
FOREIGN COMMON STOCKS — 89.3%
Brazil — 4.3%
B3 SA - Brasil Bolsa Balcao	1,979,700	4,946,524
Banco Bradesco SA	672,600	1,714,616
Banco BTG Pactual SA*	193,532	875,435
Banco do Brasil SA	429,300	2,777,324
Caixa Seguridade Participacoes S/A	315,424	498,878
Cyrela Brazil Realty SA Empreendimentos e Participacoes	400,100	994,407
Hapvida Participacoes e Investimentos SA 144A*	325,800	313,952
JBS SA	634,300	2,650,269
Klabin SA	608,400	2,298,344
Localiza Rent a Car SA	173,321	1,721,035
Magazine Luiza SA*	1,403,400	728,061
Petroleo Brasileiro SA	219,700	1,164,996
Raia Drogasil SA	1,110,700	5,002,196
Rede D'Or Sao Luiz SA 144A*	53,371	298,137
Sao Martinho SA	21,452	107,779
Sendas Distribuidora SA	100,500	371,384
Vale SA	179,600	3,042,792
Vibra Energia SA	459,423	1,347,032
		30,853,161
Canada — 0.3%
Parex Resources, Inc.	134,843	2,006,711
Cayman Islands — 0.3%
Patria Investments, Ltd. Class A	147,590	2,055,929
Chile — 0.8%
Banco de Chile ADR	7,668	159,648
Banco Santander Chile ADRΔ	3,609	57,167
Cencosud SA	1,213,537	1,995,737
Empresas CMPC SA	36,172	60,378
Falabella SA	1,612,879	3,142,148
		5,415,078
China — 20.3%
37 Interactive Entertainment Network Technology Group Co., Ltd. Class A	11,600	30,223
3SBio, Inc. 144A	352,500	373,233
Agricultural Bank of China, Ltd. Class A	134,600	56,573
Aier Eye Hospital Group Co., Ltd. Class A	18,622	83,398
	Shares	Value
Alibaba Group Holding, Ltd. ADR*	74,384	$6,552,487
Aluminum Corporation of China, Ltd. Class A	60,100	38,716
Aluminum Corporation of China, Ltd. Class H	1,796,000	760,018
Angel Yeast Co., Ltd. Class A	6,900	44,945
Anhui Conch Cement Co., Ltd. Class A	14,200	56,023
Asymchem Laboratories Tianjin Co., Ltd. Class A	3,000	64,045
Avary Holding Shenzhen Co., Ltd. Class A	17,800	70,490
AVIC Electromechanical Systems Co., Ltd. Class A	6,700	9,716
Baidu, Inc. Class A*	69,650	993,260
Bank of Beijing Co., Ltd. Class A	84,300	52,473
Bank of China, Ltd. Class A	50,400	23,001
Bank of China, Ltd. Class H	3,769,000	1,364,112
Bank of Communications Co., Ltd. Class A	110,200	75,428
Bank of Jiangsu Co., Ltd. Class A	86,800	91,319
Bank of Shanghai Co., Ltd. Class A	85,980	73,378
Baoshan Iron & Steel Co., Ltd. Class A	19,900	16,050
BeiGene, Ltd.*	19,600	332,655
Beijing Easpring Material Technology Co., Ltd. Class A	3,800	30,904
Beijing Kingsoft Office Software, Inc. Class A	835	31,806
Beijing New Building Materials PLC Class A	16,600	61,852
Bloomage Biotechnology Corporation, Ltd. Class A	560	10,913
BYD Co., Ltd. Class A	3,600	132,900
BYD Co., Ltd. Class H	27,500	674,685
By-health Co., Ltd. Class A	1,500	4,934
CECEP Wind-Power Corporation Class A	35,840	19,706
Chacha Food Co., Ltd. Class A	9,300	67,045
Changchun High & New Technology Industry Group, Inc. Class A	3,300	79,218
Chengxin Lithium Group Co., Ltd. Class A	2,500	13,477
China Cinda Asset Management Co., Ltd. Class H	8,839,000	1,219,755
China CITIC Bank Corporation, Ltd. Class H	3,020,000	1,336,418
China Construction Bank Corporation Class H	7,063,000	4,417,126
China Everbright Bank Co., Ltd. Class H	780,000	237,489
China Galaxy Securities Co., Ltd. Class A	6,700	8,969
China Hongqiao Group, Ltd.	1,843,500	1,738,705
China Jushi Co., Ltd. Class A	23,900	47,242
China Lesso Group Holdings, Ltd.	265,000	274,872
China Literature, Ltd. 144A*	112,000	432,039
China Medical System Holdings, Ltd.	593,000	927,920
China Mengniu Dairy Co., Ltd.*	206,000	928,877

See Notes to Financial Statements.

	Shares	Value
China Merchants Bank Co., Ltd. Class A	57,756	$ 309,338
China Merchants Bank Co., Ltd. Class H	333,500	1,845,541
China Merchants Energy Shipping Co., Ltd. Class A	26,600	21,414
China National Building Material Co., Ltd. Class H	2,130,000	1,740,362
China National Chemical Engineering Co., Ltd. Class A	39,700	45,474
China National Nuclear Power Co., Ltd. Class A	97,800	84,685
China Northern Rare Earth Group High-Tech Co., Ltd. Class A	7,300	26,313
China Pacific Insurance Group Co., Ltd. Class A	42,400	149,943
China Pacific Insurance Group Co., Ltd. Class H	804,200	1,778,340
China Petroleum & Chemical Corporation Class A	132,000	83,071
China Railway Group, Ltd. Class A	131,300	105,258
China Resources Land, Ltd.Δ	1,425,987	6,487,340
China Resources Microelectronics, Ltd. Class A	1,964	14,915
China Shenhua Energy Co., Ltd. Class A	25,900	103,171
China State Construction Engineering Corporation, Ltd. Class A	313,700	245,517
China State Construction International Holdings, Ltd.	474,000	530,720
China Tourism Group Duty Free Corporation, Ltd. Class A	20,312	631,547
China Tourism Group Duty Free Corporation, Ltd. Class H 144A*	66,300	1,943,201
China Vanke Co., Ltd. Class A	34,800	91,035
China Vanke Co., Ltd. Class H	96,300	193,731
China Yangtze Power Co., Ltd. Class A	38,100	115,451
Chinasoft International, Ltd.*	700,000	605,995
Chongqing Changan Automobile Co., Ltd. Class A	14,500	25,738
Chongqing Fuling Zhacai Group Co., Ltd. Class A	37,200	138,303
Chongqing Zhifei Biological Products Co., Ltd. Class A	4,400	55,800
CITIC Securities Co., Ltd. Class A	9,505	27,281
CMOC Group, Ltd. Class A	105,400	69,021
Contemporary Amperex Technology Co., Ltd. Class A	18,499	1,047,048
COSCO SHIPPING Development Co., Ltd. Class A	9,000	3,143
COSCO SHIPPING Holdings Co., Ltd. Class A	109,900	162,997
COSCO SHIPPING Holdings Co., Ltd. Class H	548,500	557,573
Country Garden Services Holdings Co., Ltd.Δ	99,000	242,861
CSC Financial Co., Ltd. Class H 144A	765,500	667,653
Daqin Railway Co., Ltd. Class A	125,600	121,210
Dong-E-E-Jiao Co., Ltd. Class A	2,100	12,337
Dongfeng Motor Group Co., Ltd. Class H	3,450,000	1,971,261
	Shares	Value
Dongyue Group, Ltd.	1,447,000	$1,584,829
East Money Information Co., Ltd. Class A	735,080	2,052,719
Ecovacs Robotics Co., Ltd. Class A	26,400	276,939
ENN Energy Holdings, Ltd.	96,700	1,350,711
ENN Natural Gas Co., Ltd. Class A	17,400	40,371
Focus Media Information Technology Co., Ltd. Class A	63,300	60,885
Foshan Haitian Flavouring & Food Co., Ltd. Class A	12,431	142,650
Foxconn Industrial Internet Co., Ltd. Class A	37,300	49,419
Ganfeng Lithium Group Co., Ltd. Class A	600	6,010
GDS Holdings, Ltd. Class A*	56,500	146,300
Gemdale Corporation Class A	37,100	54,460
Gree Electric Appliances, Inc. of Zhuhai Class A	54,800	255,087
Guangdong Haid Group Co., Ltd. Class A	2,000	17,843
Guanghui Energy Co., Ltd. Class A	29,300	38,190
Guangzhou Automobile Group Co., Ltd. Class H	464,000	310,746
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. Class A	15,400	66,189
Guangzhou Kingmed Diagnostics Group Co., Ltd. Class A	3,300	37,226
Guangzhou Shiyuan Electronic Technology Co., Ltd. Class A	4,100	34,920
Guotai Junan Securities Co., Ltd. Class A	19,200	37,637
H World Group, Ltd. ADRΔ	48,599	2,061,570
Haier Smart Home Co., Ltd. Class A	15,800	55,623
Haitian International Holdings, Ltd.	225,000	599,678
Hangzhou First Applied Material Co., Ltd. Class A	216,500	2,071,818
Hangzhou Robam Appliances Co., Ltd. Class A	112,232	449,283
Hangzhou Tigermed Consulting Co., Ltd. Class A	95,700	1,444,432
Heilongjiang Agriculture Co., Ltd. Class A	21,500	42,721
Henan Shenhuo Coal & Power Co., Ltd. Class A	27,000	58,157
Henan Shuanghui Investment & Development Co., Ltd. Class A	48,200	180,369
Hithink RoyalFlush Information Network Co., Ltd. Class A	900	12,794
Huaibei Mining Holdings Co., Ltd. Class A	62,300	115,026
Huaxia Bank Co., Ltd. Class A	126,307	94,667
Huayu Automotive Systems Co., Ltd. Class A	24,700	61,657
Hubei Jumpcan Pharmaceutical Co., Ltd. Class A	4,100	16,118
Hubei Xingfa Chemicals Group Co., Ltd. Class A	14,300	59,742
Hunan Valin Steel Co., Ltd. Class A	121,000	82,011
Imeik Technology Development Co., Ltd. Class A	500	40,813
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Industrial & Commercial Bank of China, Ltd. Class A	74,300	$ 46,567
Industrial Bank Co., Ltd. Class A	96,500	244,798
Inner Mongolia ERDOS Resources Co., Ltd. Class A	19,100	41,813
Inner Mongolia Yili Industrial Group Co., Ltd. Class A	443,462	1,980,748
Inner Mongolia Yuan Xing Energy Co., Ltd. Class A	13,500	15,256
JA Solar Technology Co., Ltd. Class A	3,000	25,960
Jason Furniture Hangzhou Co., Ltd. Class A	12,400	76,182
JCET Group Co., Ltd. Class A	30,800	102,388
JD.com, Inc. ADR	104,153	5,846,108
JD.com, Inc. Class A	83,850	2,340,810
Jiangsu Hengli Hydraulic Co., Ltd. Class A	900	8,198
Jiangsu Hengrui Medicine Co., Ltd. Class A	6,975	38,743
Jiangxi Copper Co., Ltd. Class A	6,600	16,560
Jizhong Energy Resources Co., Ltd. Class A	59,500	54,584
Joincare Pharmaceutical Group Industry Co., Ltd. Class A	27,100	44,161
Jointown Pharmaceutical Group Co., Ltd. Class A	62,500	117,602
Jonjee Hi-Tech Industrial And Commercial Holding Co., Ltd. Class A	27,900	148,330
Kanzhun, Ltd. ADR*	69,475	1,415,206
KE Holdings, Inc. ADR*	27,970	390,461
Keda Industrial Group Co., Ltd. Class A	9,300	19,042
Kingboard Holdings, Ltd.	192,000	608,857
Kingdee International Software Group Co., Ltd.*	983,000	2,086,021
Kunlun Energy Co., Ltd.	482,000	342,679
Lepu Medical Technology Beijing Co., Ltd. Class A	3,100	10,271
Li Auto, Inc. Class A*	36,100	349,040
Longfor Group Holdings, Ltd. 144A	93,384	287,358
LONGi Green Energy Technology Co., Ltd. Class A	86,800	527,962
Luxshare Precision Industry Co., Ltd. Class A	100,212	458,641
Meituan Class B 144A*	479,497	10,623,657
Metallurgical Corporation of China, Ltd. Class A	200,600	91,955
Midea Group Co., Ltd. Class A	540,693	4,030,616
Ming Yang Smart Energy Group, Ltd. Class A	1,700	6,194
Minth Group, Ltd.	232,000	626,211
Montage Technology Co., Ltd. Class A	1,970	17,802
Muyuan Foods Co., Ltd. Class A	13,100	92,057
Nanjing King-Friend Biochemical Pharmaceutical Co., Ltd. Class A	1,500	3,905
NARI Technology Co., Ltd. Class A	1,061,738	3,727,171
National Silicon Industry Group Co., Ltd. Class A*	4,029	10,222
NetEase, Inc.	68,200	989,174
NetEase, Inc. ADRΔ	32,977	2,395,120
	Shares	Value
New Oriental Education & Technology Group, Inc.*	29,000	$ 102,227
Ningbo Ronbay New Energy Technology Co., Ltd. Class A	800	7,908
Ningxia Baofeng Energy Group Co., Ltd. Class A	4,100	7,135
NIO, Inc. ADRΔ*	36,022	351,215
Orient Overseas International, Ltd.	76,500	1,378,793
PetroChina Co., Ltd. Class A	169,200	121,536
Pinduoduo, Inc. ADR*	15,227	1,241,762
Ping An Bank Co., Ltd. Class A	63,400	120,211
Ping An Insurance Group Co. of China, Ltd. Class A	39,600	267,757
Ping An Insurance Group Co. of China, Ltd. Class H	1,295,496	8,511,079
Pingdingshan Tianan Coal Mining Co., Ltd. Class A	30,800	47,952
Poly Developments and Holdings Group Co., Ltd. Class A	47,200	102,757
Postal Savings Bank of China Co., Ltd. Class A	30,700	20,466
Power Construction Corporation of China, Ltd. Class A	25,500	26,002
Qingdao Haier Biomedical Co., Ltd. Class A	32,938	301,076
Qinghai Salt Lake Industry Co., Ltd. Class A*	8,100	26,474
Seazen Holdings Co., Ltd. Class A*	10,700	31,491
SF Holding Co., Ltd. Class A	51,099	425,380
Shaanxi Coal Industry Co., Ltd. Class A	37,900	101,616
Shan Xi Hua Yang Group New Energy Co., Ltd. Class A	19,400	39,804
Shandong Hualu Hengsheng Chemical Co., Ltd. Class A	107,600	514,546
Shandong Nanshan Aluminum Co., Ltd. Class A	64,800	30,524
Shandong Sinocera Functional Material Co., Ltd. Class A	162,600	646,795
Shanghai International Airport Co., Ltd. Class A*	155,800	1,296,465
Shanghai International Port Group Co., Ltd. Class A	122,100	94,133
Shanghai Junshi Biosciences Co., Ltd. Class A*	1,216	10,961
Shanghai Lingang Holdings Corporation, Ltd. Class A	1,900	3,268
Shanghai M&G Stationery, Inc. Class A	5,300	42,006
Shanghai Pudong Development Bank Co., Ltd. Class A	9,600	10,085
Shanxi Coking Coal Energy Group Co., Ltd. Class A	30,800	51,752
Shanxi Lu'an Environmental Energy Development Co., Ltd. Class A	5,200	12,625
Shanxi Taigang Stainless Steel Co., Ltd. Class A	119,300	74,397
Shenghe Resources Holding Co., Ltd. Class A	7,900	15,920
Shenzhen Inovance Technology Co., Ltd. Class A	261,327	2,619,163
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class A	79,300	3,612,186

See Notes to Financial Statements.

	Shares	Value
Shenzhen Transsion Holdings Co., Ltd. Class A	1,226	$ 14,066
Shenzhou International Group Holdings, Ltd.	209,700	2,338,544
Sichuan Hebang Biotechnology Co., Ltd. Class A	80,500	35,326
Sichuan Kelun Pharmaceutical Co., Ltd. Class A	18,600	71,417
Sichuan Road and Bridge Group Co., Ltd. Class A	15,400	24,705
Sichuan Yahua Industrial Group Co., Ltd. Class A	8,400	28,148
Silergy Corporation	28,000	395,498
Sunac China Holdings, Ltd.†††*	242,859	95,313
Sungrow Power Supply Co., Ltd. Class A	34,799	560,892
Sunny Optical Technology Group Co., Ltd.	303,176	3,575,623
Suzhou Dongshan Precision Manufacturing Co., Ltd. Class A	11,700	41,764
Suzhou TA&A Ultra Clean Technology Co., Ltd. Class A	3,500	28,192
TBEA Co., Ltd. Class A	37,700	109,034
TCL Zhonghuan Renewable Energy Technology Co., Ltd. Class A	8,000	43,372
Tianqi Lithium Corporation Class A*	2,600	29,619
Tianshan Aluminum Group Co., Ltd. Class A	20,000	22,245
Toly Bread Co., Ltd. Class A	87,700	194,805
Tongling Nonferrous Metals Group Co., Ltd. Class A	45,700	20,520
Tongwei Co., Ltd. Class A	40,600	225,712
Topsports International Holdings, Ltd. 144A	468,000	368,727
TravelSky Technology, Ltd. Class H	54,000	113,489
Trina Solar Co., Ltd. Class A	3,900	35,797
Wens Foodstuffs Group Co., Ltd. Class A	34,000	96,329
Western Mining Co., Ltd. Class A	32,700	47,921
Western Superconducting Technologies Co., Ltd. Class A	823	11,255
Will Semiconductor Co., Ltd. Class A	94,503	1,050,575
Wuchan Zhongda Group Co., Ltd. Class A	19,000	13,182
WuXi AppTec Co., Ltd. Class A	9,000	104,800
Wuxi Biologics Cayman, Inc. 144A*	92,000	696,800
Wuxi Shangji Automation Co., Ltd. Class A	3,500	53,331
Xiamen C&D, Inc. Class A	52,200	102,541
Yifeng Pharmacy Chain Co., Ltd. Class A	116,436	1,074,453
YongXing Special Materials Technology Co., Ltd. Class A	2,800	37,194
YTO Express Group Co., Ltd. Class A	995,000	2,883,717
Yunda Holding Co., Ltd. Class A	1,500	3,109
Yunnan Aluminium Co., Ltd. Class A	319,548	511,502
Yunnan Energy New Material Co., Ltd. Class A	53,000	1,003,608
Yunnan Tin Co., Ltd. Class A	15,800	32,035
Yunnan Yuntianhua Co., Ltd. Class A*	3,900	11,813
	Shares	Value
Zangge Mining Co., Ltd. Class A	9,300	$ 34,805
Zhaojin Mining Industry Co., Ltd. Class H*	92,500	102,251
Zhejiang China Commodities City Group Co., Ltd. Class A	24,400	18,453
Zhejiang Jiuzhou Pharmaceutical Co., Ltd. Class A	6,300	38,507
Zhejiang NHU Co., Ltd. Class A	7,700	20,846
Zhejiang Sanhua Intelligent Controls Co., Ltd. Class A	145,430	444,972
Zhejiang Supor Co., Ltd. Class A	4,500	32,084
Zhejiang Weixing New Building Materials Co., Ltd. Class A	8,700	26,738
Zhejiang Wolwo Bio-Pharmaceutical Co., Ltd. Class A	1,700	13,516
Zhongtai Securities Co., Ltd. Class A	11,400	10,540
Zhuzhou CRRC Times Electric Co., Ltd. Class A	1,033	8,115
ZTE Corporation Class A	18,800	70,029
ZTO Express Cayman, Inc.	21,050	570,259
ZTO Express Cayman, Inc. ADR	125,463	3,371,191
		143,517,769
Egypt — 0.3%
Commercial International Bank Egypt SAE	1,261,620	2,119,036
E-Finance for Digital & Financial Investments	178,719	137,459
		2,256,495
Greece — 0.5%
Hellenic Exchanges - Athens Stock Exchange SA	49,896	165,348
JUMBO SA	34,725	595,567
National Bank of Greece SA*	581,163	2,330,520
Sarantis SA	40,218	279,403
		3,370,838
Hong Kong — 9.2%
AIA Group, Ltd.	1,202,425	13,278,850
Alibaba Group Holding, Ltd.*	816,496	8,959,340
Beijing Enterprises Holdings, Ltd.	44,000	140,483
China Merchants Port Holdings Co., Ltd.	316,000	461,356
China Overseas Land & Investment, Ltd.	161,000	421,316
China Resources Power Holdings Co., Ltd.	452,000	921,038
China Taiping Insurance Holdings Co., Ltd.	692,000	858,605
CITIC, Ltd.	1,580,000	1,661,262
CSPC Pharmaceutical Group, Ltd.	110,000	114,518
Hong Kong Exchanges and Clearing, Ltd.	145,162	6,237,648
Lenovo Group, Ltd.	1,712,000	1,394,420
Li Ning Co., Ltd.	94,500	812,606
Sino Biopharmaceutical, Ltd.	1,103,000	642,300
Sinotruk Hong Kong, Ltd.	101,500	141,001
Techtronic Industries Co., Ltd.	44,500	494,255
Tencent Holdings, Ltd.	669,430	28,384,076
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Trip.com Group, Ltd. ADR*	15,683	$ 539,495
		65,462,569
Hungary — 0.3%
MOL Hungarian Oil & Gas PLC	263,277	1,834,846
OTP Bank Nyrt PLC	6,212	168,787
		2,003,633
India — 13.9%
Adani Power, Ltd.*	39,940	144,033
Amber Enterprises India, Ltd.*	10,017	228,403
Apollo Hospitals Enterprise, Ltd.	6,990	377,727
Axis Bank, Ltd.	729,950	8,214,597
Bharat Petroleum Corporation, Ltd.	211,336	842,459
Bharti Airtel, Ltd.	439,306	4,272,302
Cartrade Tech, Ltd.*	15,923	89,862
Coal India, Ltd.	922,651	2,510,026
Coforge, Ltd.	5,648	265,348
Computer Age Management Services, Ltd.	17,468	467,891
Crompton Greaves Consumer Electricals, Ltd.	96,756	393,186
FSN E-Commerce Ventures, Ltd.*	114,234	213,109
GAIL India, Ltd.	1,418,641	1,647,391
Godrej Properties, Ltd.*	30,655	453,106
HDFC Bank, Ltd.	47,480	931,252
Hindustan Petroleum Corporation, Ltd.	235,688	668,149
Housing Development Finance Corporation, Ltd.	489,272	15,554,429
ICICI Bank, Ltd.	176,948	1,903,213
Indian Oil Corporation, Ltd.	1,399,633	1,292,807
Indraprastha Gas, Ltd.	10,801	53,991
Indus Towers, Ltd.	112,022	257,203
Info Edge India, Ltd.	6,736	319,837
Infosys, Ltd.	71,573	1,304,869
Kotak Mahindra Bank, Ltd.	124,469	2,738,480
Larsen & Toubro, Ltd.	182,345	4,583,120
Macrotech Developers, Ltd. 144A*	53,927	709,821
Mahindra & Mahindra, Ltd.	456,066	6,865,954
Marico, Ltd.	1,052,218	6,475,038
Navin Fluorine International, Ltd.	11,908	584,758
NTPC, Ltd.	1,199,633	2,412,561
Oil & Natural Gas Corporation, Ltd.	1,430,880	2,547,075
Petronet LNG, Ltd.	402,013	1,045,630
Power Grid Corporation of India, Ltd.	670,675	1,729,138
Reliance Industries, Ltd.	195,884	6,013,759
Route Mobile, Ltd.	37,577	550,544
SBI Life Insurance Co., Ltd. 144A	192,795	2,861,476
Sona Blw Precision Forgings, Ltd. 144A	74,779	377,903
Tata Consultancy Services, Ltd.	239,106	9,403,350
Tata Consumer Products, Ltd.	88,695	820,868
Tata Steel, Ltd.	1,214,081	1,653,588
TeamLease Services, Ltd.*	9,585	292,367
Vedanta, Ltd.	664,605	2,473,602
Yes Bank, Ltd.*	6,476,875	1,611,336
Zomato, Ltd.*	662,779	475,133
		98,630,691
	Shares	Value
Indonesia — 2.8%
PT Adaro Energy Indonesia Tbk	8,471,000	$ 2,098,376
PT Astra International Tbk	3,554,400	1,300,732
PT Bank BTPN Syariah Tbk	1,984,300	355,308
PT Bank Central Asia Tbk	18,570,600	10,182,971
PT Bank Mandiri Persero Tbk	1,386,314	884,045
PT Bank Negara Indonesia Persero Tbk	173,100	102,556
PT BFI Finance Indonesia Tbk	6,186,000	418,932
PT Cisarua Mountain Dairy TBK	910,400	248,544
PT Indofood Sukses Makmur Tbk	129,400	55,937
PT Map Aktif Adiperkasa*	890,500	220,230
PT Pakuwon Jati Tbk	8,518,800	249,458
PT Semen Indonesia Persero Tbk	439,925	185,781
PT Telkom Indonesia Persero Tbk	6,841,900	1,647,613
PT Unilever Indonesia Tbk	872,700	263,620
PT United Tractors Tbk	1,015,960	1,703,028
		19,917,131
Kazakhstan — 0.1%
Kaspi.KZ JSC GDR 144A†††	3,113	222,580
Kaspi.KZ JSC GDR (London Exchange)	6,448	463,121
		685,701
Kuwait — 0.2%
Kuwait Finance House KSCP	210,547	568,924
National Bank of Kuwait SAKP	203,957	719,166
		1,288,090
Malaysia — 0.6%
AMMB Holdings Bhd	157,500	148,081
Malayan Banking Bhd	1,510,033	2,982,294
RHB Bank Bhd	146,100	191,957
Sime Darby Bhd	115,000	60,026
Sime Darby Plantation Bhd	602,600	636,777
Top Glove Corporation Bhd*	723,400	148,699
		4,167,834
Mexico — 2.5%
Alfa SAB de CV Series A	831,400	530,331
Alpek SAB de CV	1,097,700	1,605,442
Arca Continental SAB de CV	135,421	1,098,295
Banco del Bajio SA 144A	173,600	546,818
Fibra Uno Administracion SA de CV REIT	155,500	183,537
Fomento Economico Mexicano SAB de CV ADR	110,372	8,622,261
Gentera SAB de CV	247,950	279,678
Grupo Aeroportuario del Sureste SAB de CV ADR	633	147,483
Grupo Financiero Banorte SAB de CV Series O	245,549	1,767,161
Orbia Advance Corporation SAB de CV	609,400	1,080,480
Prologis Property Mexico SA de CV REIT	245,829	700,530
Promotora y Operadora de Infraestructura SAB de CV	59,600	484,930

See Notes to Financial Statements.

	Shares	Value
Wal-Mart de Mexico SAB de CV	253,400	$ 895,707
		17,942,653
Peru — 0.6%
Credicorp, Ltd.	30,380	4,121,351
Philippines — 0.1%
BDO Unibank, Inc.	41,724	79,345
Jollibee Foods Corporation	87,860	362,955
Monde Nissin Corporation 144A	1,687,800	336,764
SM Prime Holdings, Inc.	473,200	301,906
		1,080,970
Poland — 0.6%
Bank Polska Kasa Opieki SA	56,406	1,122,114
Dino Polska SA 144A*	10,472	899,381
PGE Polska Grupa Energetyczna SA*	658,713	1,039,337
Polski Koncern Naftowy ORLEN SA	66,012	969,804
		4,030,636
Qatar — 0.2%
Commercial Bank PSQC (The)	60,247	82,782
Industries Qatar QSC	17,530	61,877
Masraf Al Rayan QSC	156,817	136,715
Qatar Islamic Bank SAQ	47,247	240,792
Qatar National Bank QPSC	150,622	746,608
		1,268,774
Russia — 0.0%
Gazprom PJSC ADR (London Exchange)†††*	170,565	—
LUKOIL PJSC ADR†††*	11,047	—
Magnit PJSC GDR†††*	20,820	—
MMC Norilsk Nickel PJSC ADR†††	19,198	—
Mobile TeleSystems PJSC ADR†††*	34,508	—
Novatek PJSC GDR†††*	1,991	—
Novolipetsk Steel PJSC GDR†††	13,631	—
Rosneft Oil Co. PJSC GDR†††*	16,843	—
Sberbank of Russia PJSC ADR†††*	75,573	—
Severstal PAO GDR†††*	18,988	—
Surgutneftegas PJSC ADR†††*	17,904	—
Tatneft PJSC ADR†††	15,224	—
TCS Group Holding PLC GDR†††*	491	—
		—
Saudi Arabia — 2.3%
Alinma Bank	38,416	332,647
Arab National Bank	61,464	522,318
Arabian Drilling Co.*	22,510	674,461
Banque Saudi Fransi	74,792	806,437
Etihad Etisalat Co.	27,845	257,393
National Industrialization Co.*	122,744	406,219
SABIC Agri-Nutrients Co.	11,812	461,059
Sahara International Petrochemical Co.	74,053	677,289
Saudi Airlines Catering Co.*	41,739	837,295
Saudi Arabian Oil Co. 144A	87,261	749,043
Saudi Basic Industries Corporation	140,831	3,368,863
Saudi British Bank (The)	164,121	1,688,548
Saudi Electricity Co.	164,225	1,015,185
Saudi National Bank (The)	285,826	3,847,086
	Shares	Value
Saudi Tadawul Group Holding Co.	7,778	$ 376,626
Savola Group (The)	40,780	299,122
		16,319,591
Singapore — 0.1%
Del Monte Pacific, Ltd.	216,900	54,351
Nanofilm Technologies International, Ltd.	214,806	223,203
TDCX, Inc. ADRΔ*	18,217	225,526
		503,080
Slovenia — 0.0%
Nova Ljubljanska Banka dd GDR	31,856	431,368
South Africa — 2.2%
African Rainbow Minerals, Ltd.	4,431	74,873
Anglo American Platinum, Ltd.	10,776	899,329
AngloGold Ashanti, Ltd. ADR	3,271	63,523
Aspen Pharmacare Holdings, Ltd.	153,352	1,226,463
Clicks Group, Ltd.	38,567	613,032
Exxaro Resources, Ltd.	100,693	1,290,934
JSE, Ltd.	36,398	232,360
Mr Price Group, Ltd.	42,823	397,086
MTN Group	171,618	1,281,772
MultiChoice Group, Ltd.	41,305	285,005
Naspers, Ltd., N Shares	29,004	4,846,733
Nedbank Group, Ltd.	4,421	55,312
Old Mutual, Ltd.	3,690,830	2,264,262
Sanlam, Ltd.	54,266	155,600
Sibanye Stillwater, Ltd.	148,935	394,861
Standard Bank Group, Ltd.	122,695	1,210,590
Transaction Capital, Ltd.	270,941	527,810
		15,819,545
South Korea — 9.1%
BGF retail Co., Ltd.	7,675	1,284,422
Doosan Bobcat, Inc.	31,254	855,149
GS Holdings Corporation	3,354	116,393
Hana Financial Group, Inc.	66,562	2,216,456
Hanmi Pharm Co., Ltd.*	452	107,019
Hyundai Engineering & Construction Co., Ltd.	11,688	323,133
Hyundai Glovis Co., Ltd.	1,064	138,141
Hyundai Steel Co.	39,768	969,299
Industrial Bank of Korea	206,455	1,604,570
JYP Entertainment Corporation	5,107	274,354
Kia Corporation	67,915	3,195,436
Korea Investment Holdings Co., Ltd.	37,673	1,598,775
Korea Shipbuilding & Offshore Engineering Co., Ltd.	7,837	440,691
Korean Air Lines Co., Ltd.*	25,018	455,914
LG Chem, Ltd.	1,956	934,047
LG Corporation	60,189	3,726,911
LG Electronic, Inc.	10,223	702,829
LG Energy Solution, Ltd.*	1,142	393,598
LG Uplus Corporation	13,101	114,730
NCSoft Corporation	1,595	569,772
NHN KCP Corporation	14,725	157,046
Orion Corporation	5,081	517,274
Pan Ocean Co., Ltd.	139,861	637,638
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
POSCO Holdings, Inc.	12,940	$ 2,831,944
Samsung Electronics Co., Ltd.	401,718	17,632,706
Samsung Fire & Marine Insurance Co., Ltd.	40,420	6,396,065
SD Biosensor, Inc.	32,990	790,014
SK Hynix, Inc.	183,268	10,934,511
SK Telecom Co., Ltd.	34,812	1,305,932
S-Oil Corporation	8,687	578,165
Woori Financial Group, Inc.	265,269	2,423,320
		64,226,254
Taiwan — 11.8%
Advantech Co., Ltd.	178,087	1,906,857
ASE Technology Holding Co., Ltd.	412,000	1,251,812
AUO Corporation	1,017,800	494,443
Catcher Technology Co., Ltd.	443,000	2,432,910
Chailease Holding Co., Ltd.	97,956	690,118
Cheng Shin Rubber Industry Co., Ltd.	208,000	228,929
China Development Financial Holding Corporation	3,069,000	1,255,938
CTBC Financial Holding Co., Ltd.	2,178,000	1,562,899
Delta Electronics, Inc.	588,982	5,459,857
Evergreen Marine Corporation Taiwan, Ltd.	499,800	2,641,551
Formosa Plastics Corporation	332,000	936,247
Hon Hai Precision Industry Co., Ltd.	356,000	1,153,879
Innolux Corporation	1,286,710	462,494
Largan Precision Co., Ltd.	9,000	594,895
Lite-On Technology Corporation	108,000	223,200
MediaTek, Inc.	242,396	4,900,990
momo.com, Inc.	13,840	288,009
Nanya Technology Corporation	69,000	114,585
Nien Made Enterprise Co., Ltd.	47,000	449,109
Pou Chen Corporation	526,000	584,647
President Chain Store Corporation	620,000	5,481,830
Realtek Semiconductor Corporation	7,000	63,658
Taiwan Semiconductor Manufacturing Co., Ltd.	2,023,986	29,395,286
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	223,456	16,645,238
Tong Hsing Electronic Industries, Ltd.	53,748	332,259
United Microelectronics Corporation*	390,000	512,415
Voltronic Power Technology Corporation	59,817	3,001,121
Winbond Electronics Corporation	476,000	302,276
Yang Ming Marine Transport Corporation	95,000	201,803
		83,569,255
Thailand — 2.1%
Airports of Thailand PCL*	1,329,400	2,878,735
Central Pattana PCL	888,300	1,820,970
Central Pattana PCL NVDR	69,700	142,682
Indorama Ventures PCL NVDR	246,200	289,064
Kasikornbank PCL	823,500	3,500,680
Ngern Tid Lor PCL	400,738	341,324
PTT Exploration & Production PCL	660,900	3,406,957
PTT Exploration & Production PCL NVDR	37,100	188,936
	Shares	Value
PTT Global Chemical PCL NVDR	836,100	$ 1,138,435
Thai Oil PCL NVDR	551,900	894,599
		14,602,382
Turkey — 0.2%
Turk Hava Yollari AO*	61,301	461,774
Turkiye Petrol Rafinerileri AS*	27,345	774,975
		1,236,749
United Arab Emirates — 0.4%
Abu Dhabi Commercial Bank PJSC	329,296	805,891
Americana Restaurants International PLC*	1,346,680	1,089,049
Fertiglobe PLC	390,092	448,392
Salik Co. PJSC*	827,550	558,820
		2,902,152
United Kingdom — 3.2%
Anglo American PLC	81,847	3,205,120
Antofagasta PLC	421,993	7,877,600
Network International Holdings PLC 144AΔ*	579,650	2,088,288
Standard Chartered PLC (London Exchange)	306,089	2,282,971
Unilever PLC	137,710	6,952,681
		22,406,660
Total Foreign Common Stocks (Cost $690,150,687)		632,093,050
FOREIGN PREFERRED STOCKS — 1.3%
Brazil — 1.0%
Banco Bradesco SA
0.20%	155,248	442,843
Braskem SA Class A
7.14%◊	24,900	112,998
Gerdau SA
23.56%◊	145,100	797,581
Itau Unibanco Holding SA
0.97%*	77,000	364,684
Petroleo Brasileiro SA
18.87%◊	851,700	3,951,614
Raizen SA
2.38%◊	1,868,000	1,319,116
		6,988,836
Chile — 0.3%
Embotelladora Andina SA Class B
4.60%◊	614,877	1,507,672
Sociedad Quimica y Minera de Chile SA ADR
14.90% 12/06/17◊Δ	11,348	906,024
		2,413,696
Total Foreign Preferred Stocks (Cost $11,260,777)		9,402,532

See Notes to Financial Statements.

	Shares	Value
RIGHTS — 0.0%
Localiza Rent a Car SA* (Cost $—)	757	$ 1,543
MONEY MARKET FUNDS — 5.9%
GuideStone Money Market Fund, 3.97% (Institutional Class)Ø∞	21,530,966	21,530,966
Northern Institutional Liquid Assets Portfolio (Shares), 4.31%Ø§	609,282	609,282
Northern Institutional U.S. Government Portfolio (Shares), 3.73%Ø	19,479,972	19,479,972
Total Money Market Funds (Cost $41,620,220)		41,620,220
TOTAL INVESTMENTS — 98.2% (Cost $756,188,026)		695,080,384
Other Assets in Excess of Liabilities — 1.8%		12,896,174
NET ASSETS — 100.0%		$707,976,558
Futures Contracts outstanding at December 31, 2022:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
SGX Nifty 50 Index	01/2023	110	$ 4,009,060	$ 23,540
FTSE Taiwan Index	01/2023	102	5,066,340	(21,164)
Hang Seng China Enterprises Index	01/2023	188	8,140,978	25,464
MSCI Singapore Index	01/2023	(557)	(12,082,750)	1,362
FTSE KLCI	01/2023	106	1,795,142	14,850
KOSPI2 Index	03/2023	28	1,621,155	(65,155)
FTSE/JSE Top 40 Index	03/2023	116	4,623,274	(133,150)
Mexican Bolsa Index	03/2023	2	50,125	(2,387)
MSCI Emerging Markets	03/2023	237	11,368,890	(100,729)
Total Futures Contracts outstanding at December 31, 2022			$ 24,592,214	$(257,369)
Forward Foreign Currency Contracts outstanding at December 31, 2022:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/15/23	Chilean Peso	8,420,775,890	United States Dollar	9,186,374	CITI	$643,662
03/15/23	South African Rand	331,657,000	United States Dollar	19,005,688	CITI	390,183
03/15/23	United States Dollar	15,704,448	Israeli Shekel	53,804,000	CITI	334,260
03/15/23	Polish Zloty	46,702,000	United States Dollar	10,273,487	CITI	318,599
03/16/23	Hungarian Forint	2,379,656,000	United States Dollar	6,016,565	CITI	227,566
03/15/23	Thai Baht	288,611,624	United States Dollar	8,170,585	CITI	223,295
03/15/23	Singapore Dollar	9,835,000	United States Dollar	7,164,453	CITI	187,269
03/15/23	Korean Won	11,027,066,000	United States Dollar	8,601,084	CITI	170,968
03/15/23	Brazilian Real	27,619,499	United States Dollar	5,057,278	CITI	100,783
03/15/23	Indonesian Rupiah	91,378,720,788	United States Dollar	5,804,001	CITI	93,490
03/15/23	Chinese Offshore Yuan	54,485,716	United States Dollar	7,854,596	CITI	63,889
03/15/23	United States Dollar	6,551,142	Taiwan Dollar	198,148,000	CITI	52,406
03/15/23	Colombian Peso	8,899,999,999	United States Dollar	1,784,377	CITI	25,411
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/15/23	Euro	731,000	United States Dollar	766,049	CITI	$ 20,463
03/15/23	Philippine Peso	175,000,000	United States Dollar	3,119,201	CITI	16,321
03/15/23	Hong Kong Dollar	70,220,000	United States Dollar	8,996,534	CITI	12,260
03/15/23	Czech Koruna	11,000,000	United States Dollar	472,980	CITI	11,818
03/15/23	United States Dollar	1,062,314	Indian Rupee	87,375,000	CITI	11,596
03/15/23	United States Dollar	1,695,122	Mexican Peso	33,276,521	CITI	10,566
03/15/23	United States Dollar	634,935	Brazilian Real	3,349,000	CITI	9,495
03/15/23	Mexican Peso	37,800,000	United States Dollar	1,904,273	CITI	9,276
03/15/23	United States Dollar	2,298,949	Philippine Peso	127,792,042	CITI	9,265
03/15/23	Peruvian Nuevo Sol	1,187,874	United States Dollar	305,531	CITI	5,141
03/15/23	United States Dollar	804,700	Indonesian Rupiah	12,399,845,000	CITI	4,426
03/15/23	United States Dollar	2,321,655	Hong Kong Dollar	18,077,352	CITI	2,443
03/15/23	United States Dollar	2,083,011	Saudi Riyal	7,831,000	CITI	2,234
03/15/23	Taiwan Dollar	5,324,472	United States Dollar	173,403	CITI	1,225
03/15/23	Saudi Riyal	1,472,120	United States Dollar	390,678	CITI	480
03/15/23	United States Dollar	254,182	Thai Baht	8,728,000	CITI	340
03/15/23	Indian Rupee	20,000,000	United States Dollar	240,335	CITI	173
Subtotal Appreciation						$ 2,959,303
03/15/23	United States Dollar	28,801	Euro	27,000	CITI	$ (250)
03/15/23	United States Dollar	53,984	Peruvian Nuevo Sol	209,000	CITI	(678)
03/15/23	United States Dollar	422,254	Saudi Riyal	1,592,022	CITI	(762)
03/15/23	Thai Baht	14,000,000	United States Dollar	408,305	CITI	(1,133)
03/15/23	United States Dollar	1,092,910	Indian Rupee	91,000,000	CITI	(1,401)
03/15/23	Saudi Riyal	7,831,000	United States Dollar	2,083,452	CITI	(2,676)
03/15/23	United States Dollar	1,330,898	Hong Kong Dollar	10,400,000	CITI	(3,357)
03/15/23	United States Dollar	475,546	Thai Baht	16,614,000	CITI	(7,650)
03/15/23	United States Dollar	1,176,219	Indonesian Rupiah	18,400,000,000	CITI	(11,299)
03/15/23	Hong Kong Dollar	66,725,586	United States Dollar	8,572,373	CITI	(11,891)
03/15/23	United States Dollar	992,236	South African Rand	17,195,000	CITI	(13,358)
03/15/23	United States Dollar	3,527,618	Polish Zloty	15,664,000	CITI	(25,002)
03/16/23	United States Dollar	648,075	Hungarian Forint	260,000,000	CITI	(34,155)
03/15/23	Mexican Peso	98,630,000	United States Dollar	5,028,830	CITI	(35,883)
03/15/23	Colombian Peso	30,000,000,001	United States Dollar	6,143,375	CITI	(42,965)
03/15/23	United States Dollar	2,681,890	Brazilian Real	14,600,000	CITI	(44,724)
03/15/23	Taiwan Dollar	83,301,418	United States Dollar	2,777,123	CITI	(45,055)
03/15/23	Brazilian Real	49,670,501	United States Dollar	9,326,261	CITI	(50,081)
10/10/23	United States Dollar	1,196,266	Chinese Offshore Yuan	8,649,000	SC	(79,610)
03/15/23	United States Dollar	5,409,275	Mexican Peso	108,500,000	CITI	(83,320)
03/15/23	United States Dollar	3,483,102	Singapore Dollar	4,782,000	CITI	(91,472)
03/15/23	United States Dollar	12,816,279	Chinese Offshore Yuan	89,457,285	CITI	(184,675)
03/15/23	United States Dollar	7,048,862	Philippine Peso	404,494,958	CITI	(198,582)
03/15/23	Indian Rupee	1,800,907,000	United States Dollar	21,877,865	CITI	(221,260)
03/15/23	United States Dollar	6,051,282	Chilean Peso	5,498,005,000	CITI	(366,842)
07/16/25	United States Dollar	3,253,457	Chinese Offshore Yuan	24,819,000	MSCS	(471,078)
03/15/23	United States Dollar	23,430,488	Czech Koruna	549,900,000	CITI	(805,000)
03/15/23	United States Dollar	20,630,622	Korean Won	27,247,120,000	CITI	(1,044,519)
Subtotal Depreciation						$(3,878,678)
Total Forward Foreign Currency Contracts outstanding at December 31, 2022						$ (919,375)

See Notes to Financial Statements.

Swap Agreements outstanding at December 31, 2022:
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Total Return Swaps
Decrease in total return of HSCEI Index (At Termination)	Increase in total return of HSCEI Index (At Termination)	1/30/2023	CITI	HKD	45,968,000	$ 20,029	$ —	$ 20,029
Decrease in total return of Bovespa Index (At Termination)	Increase in total return of Bovespa Index (At Termination)	2/15/2023	CITI	BRL	29,664,501	201,967	—	201,967
Financing Index: Overnight Bank Funding Rate - 0.3%	MSCI Saudi Arabia Index Futures (Monthly)	3/15/2023	GSC	USD	113,536	2,742	—	2,742
MSCI Singapore Net Return SGD Index (Monthly)	Financing Index: Singapore Overnight Rate - 0.15%	3/15/2023	CITI	SGD	6,984,738	103,246	—	103,246
MSCI Singapore Net Return SGD Index (Monthly)	Financing Index: Singapore Overnight Rate - 0.15%	3/15/2023	GSC	SGD	434,229	6,419	—	6,419
Subtotal Appreciation						$ 334,403	$ —	$ 334,403
Decrease in total return of TAIEX (At Termination)	Increase in total return of TAIEX (At Termination)	1/30/2023	CITI	TWD	115,907,000	$ (58,497)	$ —	$ (58,497)
Decrease in total return of TAIEX (At Termination)	Increase in total return of TAIEX (At Termination)	1/30/2023	GSC	TWD	19,789,000	(9,544)	—	(9,544)
Financing Index: 1-Month SAFE South Africa JIBAR + 0.45%	MSCI South Africa Net Return ZAR Index (Monthly)	3/15/2023	CITI	ZAR	54,483,412	(75,053)	—	(75,053)
Financing Index: 1-Month TELBOR - 0.3%	Tel Aviv Interbank Offered Rate (Monthly)	3/15/2023	GSC	ILS	20,484,888	(187,687)	—	(187,687)
Financing Index: Brazil Cetip Di Interbank Deposit Rate - 0.95%	MSCI Brazil Net Return BRL Index (Monthly)	3/15/2023	CITI	BRL	19,015,457	(50,593)	—	(50,593)
MSCI Emerging Markets Thailand Net Total Return USD Index (Monthly)	Financing Index: Overnight Bank Funding Rate - 0.2%	3/15/2023	GSC	USD	5,391,790	(198,263)	—	(198,263)
MSCI Poland Net Return PLN Index (Monthly)	Financing Index: 1-Month WIBOR - 0.55%	3/15/2023	CITI	PLN	1,042,576	(7,904)	—	(7,904)
MSCI Saudi Arabia Index Futures (Monthly)	Financing Index: Overnight Bank Funding Rate - 0.3%	3/15/2023	GSC	USD	220,675	(3,867)	—	(3,867)
Decrease in total return of FTSE/JSE Shareholder Weighted Top 40 Index (At Termination)	Increase in total return of FTSE/JSE Shareholder Weighted Top 40 Index (At Termination)	3/16/2023	CITI	ZAR	890,960	(2,128)	—	(2,128)
Increase in total return of WIG20 Index (At Termination)	Decrease in total return of WIG20 Index (At Termination)	3/17/2023	CITI	PLN	4,975,840	(18,965)	—	(18,965)
Subtotal Depreciation						$(612,501)	$ —	$(612,501)
Net Total Return Swaps outstanding at December 31, 2022						$(278,098)	$ —	$(278,098)
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$ 11,815,627	$ 11,033,429	$ 782,198	$ —
Materials	147,412	147,412	—	—
Total Common Stocks	11,963,039	11,180,841	782,198	—
Foreign Common Stocks:
Canada	2,006,711	2,006,711	—	—
Cayman Islands	2,055,929	2,055,929	—	—
Chile	5,415,078	2,272,930	3,142,148	—
China	143,517,769	23,625,120	119,797,336	95,313
Greece	3,370,838	279,403	3,091,435	—
Hong Kong	65,462,569	539,495	64,923,074	—
Indonesia	19,917,131	468,774	19,448,357	—
Kazakhstan	685,701	—	463,121	222,580
Mexico	17,942,653	17,942,653	—	—
Peru	4,121,351	4,121,351	—	—
Qatar	1,268,774	240,792	1,027,982	—
Saudi Arabia	16,319,591	674,461	15,645,130	—
Singapore	503,080	225,526	277,554	—
Slovenia	431,368	431,368	—	—
South Africa	15,819,545	1,932,642	13,886,903	—
Taiwan	83,569,255	16,645,238	66,924,017	—
United Arab Emirates	2,902,152	1,647,869	1,254,283	—
United Kingdom	22,406,660	2,088,288	20,318,372	—
Other ^^	224,376,895	—	224,376,895	—**
Total Foreign Common Stocks	632,093,050	77,198,550	554,576,607	317,893
Foreign Preferred Stocks:
Brazil	6,988,836	—	6,988,836	—
Chile	2,413,696	2,413,696	—	—
Total Foreign Preferred Stocks	9,402,532	2,413,696	6,988,836	—
Money Market Funds	41,620,220	41,620,220	—	—
Rights	1,543	1,543	—	—
Total Assets - Investments in Securities	$695,080,384	$132,414,850	$562,347,641	$317,893
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 2,959,303	$ —	$ 2,959,303	$ —
Futures Contracts	65,216	65,216	—	—
Swap Agreements	334,403	—	334,403	—
Total Assets - Other Financial Instruments	$ 3,358,922	$ 65,216	$ 3,293,706	$ —

See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$(3,878,678)	$ —	$(3,878,678)	$ —
Futures Contracts	(322,585)	(322,585)	—	—
Swap Agreements	(612,501)	—	(612,501)	—
Total Liabilities - Other Financial Instruments	$(4,813,764)	$(322,585)	$(4,491,179)	$ —

**	Level 3 security has zero value.
^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
Management has determined that the amount of transfers between Level 3 and Level 2 compared to total net assets is not material; therefore, the amount of transfers between Level 3 and Level 2 is not shown for the year ended December 31, 2022.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2022.
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2022
	Defensive Market Strategies® Fund	Global Impact Fund	Equity Index Fund	Value Equity Index Fund
Assets
Investments in securities of unaffiliated issuers, at value	$1,264,570,016	$109,986,788	$2,878,677,691	$142,903,747
Investments in securities of affiliated issuers, at value	28,530,098	10,510,712	102,716,814	6,949,579
Total investments, at value(1), (2)	1,293,100,114	120,497,500	2,981,394,505	149,853,326
Cash collateral for derivatives	6,300	—	—	—
Deposits with broker for futures contracts	13,466	474,054	6,200,035	432,140
Foreign currency(3)	32,329	39,822	—	—
Receivables:
Dividends	675,268	101,457	2,296,015	195,499
Reclaims	246,728	25,397	—	1,428
Interest	1,592,952	261,486	—	—
Securities lending	91,889	49	22,426	895
From advisor	—	—	—	39,447
Investment securities sold	1,621,528	—	—	—
Fund shares sold	2,929,741	3,702	1,147,658	6,104
Variation margin on futures contracts	—	—	—	—
Unrealized appreciation on foreign currency exchange contracts	3,732	—	—	—
Unrealized appreciation on swap agreements	—	—	—	—
Prepaid expenses and other assets	24,716	49,631	59,285	7,592
Total Assets	1,300,338,763	121,453,098	2,991,119,924	150,536,431
Liabilities
Cash Overdraft	—	—	—	14,375
Foreign currency overdraft	—	173	—	—
Securities sold short, at value(4)	—	—	—	—
Options written, at value(5)	5,285,945	—	—	—
Unrealized depreciation on foreign currency exchange contracts	168,913	—	—	—
Unrealized depreciation on swap agreements	—	—	—	—
Collateral held for securities on loan, at value	28,833,084	85,974	1,622,788	429,339
Collateral from counterparty	—	—	—	—
Payables:
Investment securities purchased	447,100	46,606	—	30,403
Fund shares redeemed	360,751	—	750,861	37,885
Variation margin on futures contracts	272,747	69,803	303,150	20,371
Foreign capital gains taxes	—	—	—	—
Accrued expenses:
Investment advisory fees	666,230	62,987	222,604	—
Shareholder servicing fees	75,581	4,919	164,570	2,023
Trustee fees	2,139	114	4,547	333
Other expenses	104,723	37,212	241,134	49,126
Total Liabilities	36,217,213	307,788	3,309,654	583,855
Net Assets	$1,264,121,550	$121,145,310	$2,987,810,270	$149,952,576
Net Assets Consist of:
Paid-in-capital	$1,370,735,730	$143,244,629	$2,095,261,298	$148,394,523
Distributable earnings (loss)	(106,614,180)	(22,099,319)	892,548,972	1,558,053
Net Assets	$1,264,121,550	$121,145,310	$2,987,810,270	$149,952,576
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$ 907,989,538	$ 98,317,297	$2,226,390,317	$140,880,343
Institutional shares outstanding	85,651,815	11,484,930	55,627,137	13,934,543
Net asset value, offering and redemption price per Institutional share	$ 10.60	$ 8.56	$ 40.02	$ 10.11
Net assets applicable to the Investor Class	$ 356,132,012	$ 22,828,013	$ 761,419,953	$ 9,072,233
Investor shares outstanding	33,630,118	2,669,178	19,012,680	895,704
Net asset value, offering and redemption price per Investor share	$ 10.59	$ 8.55	$ 40.05	$ 10.13

(1)Investments in securities of unaffiliated issuers, at cost	$1,319,863,753	$123,359,589	$1,981,276,535	$141,066,911
Investments in securities of affiliated issuers, at cost	28,530,098	10,510,712	102,716,814	6,949,579
Total investments, at cost	$1,348,393,851	$133,870,301	$2,083,993,349	$148,016,490
(2)Includes securities loaned of:	$ 49,290,461	$ 640,254	$ 73,296,340	$ 1,988,240
(3)Foreign currency, at cost	$ 32,216	$ 39,146	$ —	$ —
(4)Proceeds from securities sold short	$ —	$ —	$ —	$ —
(5)Premiums received on options written	$ 6,262,003	$ —	$ —	$ —
(6)Net of $(100,350) and $(1,682,139) accrued foreign capital gains taxed on appreciated securities for International Equity Fund and Emerging Markets Equity Fund, respectively.

See Notes to Financial Statements.

Value Equity Fund	Growth Equity Index Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Index Fund	International Equity Fund	Emerging Markets Equity Fund

$916,979,715	$129,045,143	$1,122,461,450	$669,564,583	$784,440,546	$ 925,872,789	$ 673,549,418
37,900,813	10,050,687	53,071,543	27,481,631	25,347,035	55,955,040	21,530,966
954,880,528	139,095,830	1,175,532,993	697,046,214	809,787,581	981,827,829	695,080,384
—	—	—	—	—	22,699,221	8,440,769
—	598,076	—	—	1,663,028	12,542,318	3,315,551
—	—	—	—	3,283,975	6,811,709	2,967,484

1,361,355	74,576	405,766	719,876	861,525	996,332	2,133,595
152,509	—	165,387	—	1,969,649	4,006,269	57,753
—	—	—	—	—	—	—
22,550	687	3,748	10,070	10,408	5,473	954
—	56,278	—	—	5,563	—	—
1,608,847	—	836,217	1,592,109	—	749,761	687,699
497,826	5,433	744,801	254,923	144,596	535,248	181,218
—	—	—	—	—	23,898	—
77,932	—	—	4,711	—	5,468,314	2,959,303
—	—	—	—	—	4,195,174	334,403
17,490	7,969	36,763	23,143	2,205	21,637	18,871
958,619,037	139,838,849	1,177,725,675	699,651,046	817,728,530	1,039,883,183	716,177,984

5,473	—	—	—	—	286,798	—
—	—	—	—	—	—	—
—	—	—	—	—	355,459	—
—	—	—	—	—	—	—
184,781	—	—	35	—	4,571,097	3,878,678
—	—	—	—	—	310,783	612,501
488,675	461,321	284,515	11,206,737	21,556,616	3,924,162	609,282
—	—	—	—	—	3,638,755	84,416

184,393	—	1,188,191	1,685,270	—	1,114,397	308,979
37,401	36,741	263,157	160,875	487,094	34,543	35,905
—	28,917	—	—	336,675	—	227,634
—	—	—	—	—	100,350	1,682,139

493,854	11,716	634,025	512,215	76,482	662,577	513,579
84,234	1,705	122,310	56,467	1,680	62,544	20,190
2,380	333	3,629	2,450	112	2,250	1,435
83,752	46,838	107,297	73,189	149,822	276,199	226,688
1,564,943	587,571	2,603,124	13,697,238	22,608,481	15,339,914	8,201,426
$957,054,094	$139,251,278	$1,175,122,551	$685,953,808	$795,120,049	$1,024,543,269	$ 707,976,558

$887,436,626	$151,093,285	$1,196,935,616	$694,568,505	$813,165,906	$1,071,917,318	$ 841,697,934
69,617,468	(11,842,007)	(21,813,065)	(8,614,697)	(18,045,857)	(47,374,049) (6)	(133,721,376) (6)
$957,054,094	$139,251,278	$1,175,122,551	$685,953,808	$795,120,049	$1,024,543,269	$ 707,976,558

$558,078,157	$132,092,154	$ 611,961,221	$424,994,309	$787,046,241	$ 732,342,510	$ 613,700,605
32,785,779	14,354,516	34,843,997	27,796,326	79,766,720	59,880,528	74,733,863
$ 17.02	$ 9.20	$ 17.56	$ 15.29	$ 9.87	$ 12.23	$ 8.21
$398,975,937	$ 7,159,124	$ 563,161,330	$260,959,499	$ 8,073,808	$ 292,200,759	$ 94,275,953
23,461,261	776,378	32,747,498	17,247,422	816,351	23,913,339	11,523,017
$ 17.01	$ 9.22	$ 17.20	$ 15.13	$ 9.89	$ 12.22	$ 8.18

$826,803,880	$140,679,178	$1,088,629,781	$668,309,456	$788,803,200	$ 926,718,242	$ 734,657,060
37,900,813	10,050,687	53,071,543	27,481,631	25,347,035	55,955,040	21,530,966
$864,704,693	$150,729,865	$1,141,701,324	$695,791,087	$814,150,235	$ 982,673,282	$ 756,188,026
$ 43,067,454	$ 4,579,935	$ 50,552,158	$ 76,314,069	$ 30,278,036	$ 19,822,985	$ 8,356,943
$ —	$ —	$ —	$ —	$ 3,235,094	$ 6,714,495	$ 2,998,822
$ —	$ —	$ —	$ —	$ —	$ 803,636	$ —
$ —	$ —	$ —	$ —	$ —	$ —	$ —

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2022
	Defensive Market Strategies® Fund	Global Impact Fund	Equity Index Fund	Value Equity Index Fund(1)
Investment Income
Dividends	$ 8,268,239	$ 1,139,571	$ 45,511,340	$1,084,366
Non Cash Dividends	—	—	—	—
Income distributions received from affiliated funds	547,990	152,883	1,432,970	66,476
Interest	8,604,379	1,239,403	62,723	2,084
Securities lending, net	597,302	3,398	209,328	3,208
Less foreign taxes withheld	(191,370)	(57,582)	(131,750)	—
Total Investment Income	17,826,540	2,477,673	47,084,611	1,156,134
Expenses
Investment advisory fees	8,150,370	847,714	2,604,260	46,784
Transfer agent fees:
Institutional shares	5,208	3,640	5,539	1,211
Investor shares	35,470	12,457	75,241	4,027
Custodian fees	99,749	54,249	55,216	19,026
Shareholder servicing fees:
Investor shares	962,872	61,016	1,981,834	5,024
Accounting and administration fees	178,546	20,019	418,402	7,350
Professional fees	131,141	196,372	119,110	94,072
Blue sky fees:
Institutional shares	18,416	26,532	19,245	21,377
Investor shares	19,930	26,374	27,348	21,697
Shareholder reporting fees:
Institutional shares	5,173	33	2,920	4,040
Investor shares	26,723	5,054	32,837	1,683
Trustees expenses	6,321	362	13,518	333
Line of credit facility fees	5,927	790	13,837	304
S&P license fees	—	—	303,541	—
MSCI license fees	—	—	—	—
Dividends on securities sold short	—	—	—	—
Other expenses	168,592	70,112	164,184	16,029
Total Expenses	9,814,438	1,324,724	5,837,032	242,957
Expenses waived/reimbursed(2)	—	—	—	(140,555)
Fees paid indirectly	—	—	—	—
Net Expenses	9,814,438	1,324,724	5,837,032	102,402
Net Investment Income	8,012,102	1,152,949	41,247,579	1,053,732
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Capital gain distributions received from affiliated funds	643	224	1,562	156
Investment securities (net of capital gains taxes of $(104,107) and $(1,337,201) for International Equity Fund and Emerging Markets Equity Fund, respectively)	10,999,892	(7,230,027)	45,400,886	(37,385)
Futures transactions	(17,825,275)	(1,588,327)	(30,383,489)	(22,248)
Swap agreements	—	—	—	—
Option contracts written	(29,650,889)	—	—	—
Option contracts purchased	(2,127,964)	—	—	—
Forward foreign currency contracts	2,014,559	1,724	—	—
Foreign currency	(38,149)	(15,660)	—	—
Net realized gain	(36,627,183)	(8,832,066)	15,018,959	(59,477)
Net change in unrealized appreciation (depreciation) on:
Investment securities (net of estimated capital gains taxes of $(100,350) and $(1,682,139) for International Equity Fund and Emerging Markets Fund, respectively)	(96,982,935)	(28,338,054)	(675,103,160)	1,836,836
Investment securities sold short	—	—	—	—
Futures	(2,684,739)	(136,025)	(3,657,982)	(219,306)
Swap agreements	—	—	—	—
Option contracts written	(1,246,614)	—	—	—
Option contracts purchased	(37,364,972)	—	—	—
Forward foreign currency contracts	135,385	—	—	—
Foreign currency	(6,849)	(782)	—	—
Net change in unrealized appreciation (depreciation)	(138,150,724)	(28,474,861)	(678,761,142)	1,617,530
Net Realized and Unrealized Gain	(174,777,907)	(37,306,927)	(663,742,183)	1,558,053
Net Increase in Net Assets Resulting from Operations	$(166,765,805)	$(36,153,978)	$(622,494,604)	$2,611,785

(1)	For the period August 31, 2022 (commencement of operations) through December 31, 2022.
(2)	See Note 3c in Notes to Financial Statements.

See Notes to Financial Statements.

Value Equity Fund	Growth Equity Index Fund(1)	Growth Equity Fund	Small Cap Equity Fund	International Equity Index Fund	International Equity Fund	Emerging Markets Equity Fund

$ 25,349,645	$ 461,401	$ 9,281,071	$ 8,892,086	$ 24,040,628	$ 27,423,423	$ 25,145,276
—	—	—	—	1,872,822	—	1,814,024
735,237	81,877	1,111,368	432,261	492,295	1,021,512	457,226
5,222	2,373	41,151	672	9,570	2,891	16,120
159,164	2,453	103,956	259,740	162,963	108,411	33,001
(415,059)	—	(131,810)	(509)	(1,561,384)	(2,536,066)	(2,922,944)
25,834,209	548,104	10,405,736	9,584,250	25,016,894	26,020,171	24,542,703

6,917,468	45,080	9,143,147	6,329,813	859,528	8,412,576	6,116,328

4,844	1,211	5,050	5,164	4,117	5,351	5,065
23,258	4,036	50,162	30,602	8,052	36,440	17,943
57,008	15,105	47,128	101,794	193,483	525,764	1,258,335

1,027,181	4,366	1,661,498	704,695	7,540	748,774	238,326
152,590	7,102	192,787	101,628	103,291	142,407	99,141
108,398	97,171	139,785	120,055	113,325	129,117	124,876

19,118	21,377	18,640	18,837	22,433	18,010	18,587
19,190	21,867	20,047	19,397	17,301	19,382	21,393

2,422	4,040	2,652	2,785	3,678	2,584	2,827
19,407	1,794	30,052	20,532	4,011	17,114	10,563
7,242	333	10,761	7,281	627	6,530	4,243
4,881	296	5,737	2,106	4,392	4,742	2,990
—	—	—	—	—	—	—
—	—	—	—	261,438	—	—
—	—	—	—	—	2,746	—
108,500	16,638	170,513	96,674	60,155	164,210	273,222
8,471,507	240,416	11,497,959	7,561,363	1,663,371	10,235,747	8,193,839
—	(142,088)	—	—	(28,216)	—	—
(11,980)	—	(4,530)	(62,526)	—	—	(1,108)
8,459,527	98,328	11,493,429	7,498,837	1,635,155	10,235,747	8,192,731
17,374,682	449,776	(1,087,693)	2,085,413	23,381,739	15,784,424	16,349,972

752	224	912	574	623	1,207	440
129,720,142	135,153	28,328,076	16,073,467	(5,264,538)	(13,939,431)	(44,373,221)
(15,280,016)	(20,552)	(6,173,342)	(1,471,631)	(6,058,213)	(4,564,882)	(12,119,181)
—	—	—	—	—	7,561,260	(1,815,618)
—	—	—	—	—	—	—
—	—	—	—	—	—	—
3,882,327	—	—	108,419	—	(11,660,622)	(1,952,011)
22,650	—	—	16,154	(851,041)	(1,112,447)	(1,022,528)
118,345,855	114,825	22,155,646	14,726,983	(12,173,169)	(23,714,915)	(61,282,119)

(226,953,669)	(11,634,035)	(728,159,314)	(169,242,187)	(131,122,311)	(206,735,805)	(132,254,033)
—	—	—	—	—	732,155	—
(947,811)	(322,797)	(1,659,661)	(476,169)	(1,475,302)	(2,260,411)	(279,346)
—	—	—	—	—	2,614,379	(150,067)
—	—	—	—	—	—	—
—	—	—	—	—	—	—
704,706	—	—	14,492	—	1,837,975	(453,370)
—	—	—	—	(78,295)	(104,343)	153,819
(227,196,774)	(11,956,832)	(729,818,975)	(169,703,864)	(132,675,908)	(203,916,050)	(132,982,997)
(108,850,919)	(11,842,007)	(707,663,329)	(154,976,881)	(144,849,077)	(227,630,965)	(194,265,116)
$ (91,476,237)	$(11,392,231)	$(708,751,022)	$(152,891,468)	$(121,467,338)	$(211,846,541)	$(177,915,144)
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Defensive Market Strategies® Fund		Global Impact Fund	Global Impact Fund*
	For the Year Ended		For the Year Ended	For the Period Ended
	12/31/22	12/31/21	12/31/22	12/31/21

Operations:
Net investment income	$ 8,012,102	$ 5,639,094	$ 1,152,949	$ 346,224
Net realized gain on investment securities, foreign currency and derivatives	(36,627,183)	305,018,878	(8,832,066)	1,135,014
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	(138,150,724)	(150,540,527)	(28,474,861)	15,020,498
Net increase in net assets resulting from operations	(166,765,805)	160,117,445	(36,153,978)	16,501,736
Distributions to Shareholders:
Distributions paid
Institutional shares	(147,211,492)	(102,492,352)	(1,061,313)	(1,065,554)
Investor shares	(58,420,824)	(43,892,585)	(146,455)	(152,203)
Return of capital
Institutional shares	—	—	—	—
Investor shares	—	—	—	—
Total distributions	(205,632,316)	(146,384,937)	(1,207,768)	(1,217,757)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	99,084,688	101,913,277	1,561,833	139,196,191
Investor shares	56,413,322	77,253,297	2,890,828	28,726,035
Reinvestment of dividends and distributions
Institutional shares	147,097,825	102,410,835	1,061,313	1,065,554
Investor shares	57,884,320	43,392,557	90,038	152,203
Total proceeds from shares sold and reinvested	360,480,155	324,969,966	5,604,012	169,139,983
Value of shares redeemed
Institutional shares	(123,704,784)	(92,325,267)	(18,783,977)	(7,676,291)
Investor shares	(104,112,137)	(79,559,985)	(4,092,648)	(968,002)
Total value of shares redeemed	(227,816,921)	(171,885,252)	(22,876,625)	(8,644,293)
Net increase from capital share transactions(1)	132,663,234	153,084,714	(17,272,613)	160,495,690
Total increase in net assets	(239,734,887)	166,817,222	(54,634,359)	175,779,669
Net Assets:
Beginning of Year	1,503,856,437	1,337,039,215	175,779,669	—
End of Year	$1,264,121,550	$1,503,856,437	$121,145,310	$175,779,669

*	For the period January 29, 2021 (commencement of operations) through December 31, 2021.
(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Equity Index Fund		Value Equity Index Fund(1)	Value Equity Fund
For the Year Ended		For the Period Ended	For the Year Ended
12/31/22	12/31/21	12/31/22	12/31/22	12/31/21

$ 41,247,579	$ 32,651,431	$ 1,053,732	$ 17,374,682	$ 17,058,000
15,018,959	64,217,239	(59,477)	118,345,855	157,977,431
(678,761,142)	618,458,012	1,617,530	(227,196,774)	113,140,871
(622,494,604)	715,326,682	2,611,785	(91,476,237)	288,176,302

(57,947,628)	(75,568,513)	(1,015,078)	(92,445,869)	(110,145,870)
(17,631,530)	(27,787,525)	(45,412)	(62,130,910)	(48,291,794)

—	—	—	—	—
—	—	—	—	—
(75,579,158)	(103,356,038)	(1,060,490)	(154,576,779)	(158,437,664)

540,825,846	300,877,960	142,365,294	58,096,137	53,440,513
156,353,113	125,608,438	10,642,022	78,848,890	72,355,582

56,905,289	73,903,137	1,015,078	92,392,428	110,083,989
17,474,895	27,665,076	45,395	62,061,046	48,224,945
771,559,143	528,054,611	154,067,789	291,398,501	284,105,029

(269,956,517)	(181,914,711)	(4,022,161)	(407,906,024)	(181,628,402)
(152,270,340)	(110,582,572)	(1,644,347)	(89,038,002)	(62,099,803)
(422,226,857)	(292,497,283)	(5,666,508)	(496,944,026)	(243,728,205)
349,332,286	235,557,328	148,401,281	(205,545,525)	40,376,824
(348,741,476)	847,527,972	149,952,576	(451,598,541)	170,115,462

3,336,551,746	2,489,023,774	—	1,408,652,635	1,238,537,173
$2,987,810,270	$3,336,551,746	$149,952,576	$ 957,054,094	$1,408,652,635

(1)	For the period August 31, 2022 (commencement of operations) through December 31, 2022.
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Growth Equity Index Fund(1)	Growth Equity Fund
	For the Period Ended	For the Year Ended
	12/31/22	12/31/22	12/31/21

Operations:
Net investment income (loss)	$ 449,776	$ (1,087,693)	$ (6,059,289)
Net realized gain (loss) on investment securities, foreign currency and derivatives	114,825	22,155,646	396,342,524
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	(11,956,832)	(729,818,975)	(56,411,370)
Net increase (decrease) in net assets resulting from operations	(11,392,231)	(708,751,022)	333,871,865
Distributions to Shareholders:
Distributions paid
Institutional shares	(460,655)	(73,820,250)	(192,668,583)
Investor shares	(3,483)	(62,355,365)	(172,602,822)
Return of capital
Institutional shares	—	—	—
Investor shares	—	—	—
Total distributions	(464,138)	(136,175,615)	(365,271,405)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	143,186,598	245,567,662	90,705,263
Investor shares	9,394,844	65,401,542	73,022,150
Reinvestment of dividends and distributions
Institutional shares	460,656	73,788,671	192,563,028
Investor shares	3,213	62,246,525	172,275,100
Total proceeds from shares sold and reinvested	153,045,311	447,004,400	528,565,541
Value of shares redeemed
Institutional shares	(198,613)	(355,477,062)	(229,277,241)
Investor shares	(1,739,051)	(159,109,366)	(202,669,619)
Total value of shares redeemed	(1,937,664)	(514,586,428)	(431,946,860)
Net increase (decrease) from capital share transactions	151,107,647	(67,582,028)	96,618,681
Total increase (decrease) in net assets	139,251,278	(912,508,665)	65,219,141
Net Assets:
Beginning of Year	—	2,087,631,216	2,022,412,075
End of Year	$139,251,278	$1,175,122,551	$2,087,631,216

(1)	For the period August 31, 2022 (commencement of operations) through December 31, 2022.

See Notes to Financial Statements.

Small Cap Equity Fund		International Equity Index Fund		International Equity Fund
For the Year Ended		For the Year Ended		For the Year Ended
12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21

$ 2,085,413	$ (226,723)	$ 23,381,739	$ 20,566,594	$ 15,784,424	$ 11,002,639
14,726,983	134,502,031	(12,173,169)	31,408,329	(23,714,915)	109,233,278
(169,703,864)	19,438,549	(132,675,908)	32,254,046	(203,916,050)	428,640
(152,891,468)	153,713,857	(121,467,338)	84,228,969	(211,846,541)	120,664,557

(20,795,442)	(72,575,649)	(23,117,160)	(43,509,882)	(14,335,043)	(77,005,074)
(12,291,323)	(49,546,274)	(206,368) (1)	—	(4,919,095)	(27,107,306)

—	—	—	—	—	—
—	—	—	—	—	—
(33,086,765)	(122,121,923)	(23,323,528)	(43,509,882)	(19,254,138)	(104,112,380)

61,742,485	80,586,854	188,800,230	123,432,374	75,793,784	55,330,718
28,792,945	80,131,997	9,092,425 (1)	—	40,647,704	38,974,229

20,730,693	72,378,323	22,987,331	42,924,287	14,062,820	75,977,628
12,169,460	49,454,914	195,254 (1)	—	4,861,099	27,023,555
123,435,583	282,552,088	221,075,240	166,356,661	135,365,407	197,306,130

(64,770,146)	(81,879,444)	(114,075,522)	(152,511,004)	(175,336,358)	(129,428,176)
(56,973,765)	(58,839,422)	(982,850) (1)	—	(50,039,936)	(57,247,307)
(121,743,911)	(140,718,866)	(115,058,372)	(152,511,004)	(225,376,294)	(186,675,483)
1,691,672	141,833,222	106,016,868	13,845,657	(90,010,887)	10,630,647
(184,286,561)	173,425,156	(38,773,998)	54,564,744	(321,111,566)	27,182,824

870,240,369	696,815,213	833,894,047	779,329,303	1,345,654,835	1,318,472,011
$ 685,953,808	$ 870,240,369	$ 795,120,049	$ 833,894,047	$1,024,543,269	$1,345,654,835

(1)	Investor Class was launched on April 29, 2022.

See Notes to Financial Statements.

	Emerging Markets Equity Fund
	For the Year Ended
	12/31/22	12/31/21

Operations:
Net investment income (loss)	$ 16,349,972	$ 6,753,678
Net realized gain (loss) on investment securities, foreign currency and derivatives	(61,282,119)	72,729,387
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	(132,982,997)	(93,663,166)
Net increase (decrease) in net assets resulting from operations	(177,915,144)	(14,180,101)
Distributions to Shareholders:
Distributions paid
Institutional shares	(11,508,709)	(84,909,583)
Investor shares	(1,505,227)	(13,090,539)
Return of capital
Institutional shares	(1,481,061)	—
Investor shares	(226,017)	—
Total distributions	(14,721,014)	(98,000,122)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	108,993,697	167,423,077
Investor shares	29,141,905	49,270,743
Reinvestment of dividends and distributions
Institutional shares	12,985,293	84,887,665
Investor shares	1,727,625	13,032,918
Total proceeds from shares sold and reinvested	152,848,520	314,614,403
Value of shares redeemed
Institutional shares	(55,883,329)	(127,087,014)
Investor shares	(22,595,589)	(30,712,692)
Total value of shares redeemed	(78,478,918)	(157,799,706)
Net increase (decrease) from capital share transactions	74,369,602	156,814,697
Total increase (decrease) in net assets	(118,266,556)	44,634,474
Net Assets:
Beginning of Year	826,243,114	781,608,640
End of Year	$ 707,976,558	$ 826,243,114

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income/ (Loss), Net	Portfolio Turnover Rate
Defensive Market Strategies® Fund
Institutional Class
2022	$14.30	$ 0.08	$ (1.75)	$ (1.67)	$(0.05)	$(1.98)	$(2.03)	$10.60	(11.19)%	$ 907,990	0.66%	0.66%	0.69%	36%
2021	14.14	0.07	1.62	1.69	(0.11)	(1.42)	(1.53)	14.30	12.15	1,049,002	0.65	0.65	0.48	79
2020	13.27	0.12	1.19	1.31	(0.16)	(0.28)	(0.44)	14.14	10.08	927,539	0.67	0.67	0.90	67
2019	11.73	0.17	2.13	2.30	(0.17)	(0.59)	(0.76)	13.27	19.78	803,696	0.67	0.67	1.29	55
2018	12.68	0.15	(0.32)	(0.17)	(0.17)	(0.61)	(0.78)	11.73	(1.51)	653,481	0.67	0.67	1.17	65
Investor Class
2022	$14.30	$ 0.05	$ (1.75)	$ (1.70)	$(0.03)	$(1.98)	$(2.01)	$10.59	(11.40)%	$ 356,132	0.93%	0.93%	0.40%	36%
2021	14.15	0.03	1.61	1.64	(0.07)	(1.42)	(1.49)	14.30	11.79	454,854	0.92	0.92	0.21	79
2020	13.27	0.08	1.20	1.28	(0.12)	(0.28)	(0.40)	14.15	9.86	409,500	0.94	0.94	0.64	67
2019	11.74	0.13	2.13	2.26	(0.14)	(0.59)	(0.73)	13.27	19.38	458,825	0.93	0.93	1.02	55
2018	12.68	0.12	(0.32)	(0.20)	(0.13)	(0.61)	(0.74)	11.74	(1.69)	358,777	0.93	0.93	0.90	65

Global Impact Fund
Institutional Class
2022	$10.95	$ 0.08	$ (2.38)	$ (2.30)	$(0.07)	$(0.02)	$(0.09)	$ 8.56	(20.99)%	$ 98,317	0.90%	0.90%	0.91%	35%
2021(1)	10.00	0.03	1.01	1.04	(0.03)	(0.06)	(0.09)	10.95	10.31	145,393	0.81	0.81	0.28	56
Investor Class
2022	$10.93	$ 0.05	$ (2.38)	$ (2.33)	$(0.03)	$(0.02)	$(0.05)	$ 8.55	(21.28)%	$ 22,828	1.30%	1.30%	0.53%	35%
2021(1)	10.00	(0.01)	1.00	0.99	—	(0.06)	(0.06)	10.93	9.85	30,387	1.20	1.20	(0.11)	56

Equity Index Fund
Institutional Class
2022	$50.59	$ 0.62	$(10.10)	$ (9.48)	$(0.61)	$(0.48)	$(1.09)	$40.02	(18.70)%	$2,226,390	0.12%	0.12%	1.45%	4%
2021	40.83	0.56	10.86	11.42	(0.54)	(1.12)	(1.66)	50.59	28.28	2,403,001	0.12	0.12	1.21	4
2020	35.45	0.57	5.78	6.35	(0.57)	(0.40)	(0.97)	40.83	18.19	1,772,397	0.13	0.13	1.60	3
2019	27.56	0.59	8.11	8.70	(0.58)	(0.23)	(0.81)	35.45	31.68	1,501,076	0.13	0.13	1.82	2
2018	29.43	0.55	(1.79)	(1.24)	(0.48)	(0.15)	(0.63)	27.56	(4.29)	1,107,944	0.12	0.13	1.81	3
Investor Class
2022	$50.61	$ 0.51	$(10.10)	$ (9.59)	$(0.49)	$(0.48)	$(0.97)	$40.05	(18.91)%	$ 761,420	0.39%	0.39%	1.17%	4%
2021	40.85	0.44	10.86	11.30	(0.42)	(1.12)	(1.54)	50.61	27.95	933,551	0.39	0.39	0.95	4
2020	35.47	0.47	5.79	6.26	(0.48)	(0.40)	(0.88)	40.85	17.89	716,627	0.40	0.40	1.34	3
2019	27.58	0.50	8.11	8.61	(0.49)	(0.23)	(0.72)	35.47	31.33	634,578	0.39	0.39	1.56	2
2018	29.44	0.47	(1.78)	(1.31)	(0.40)	(0.15)	(0.55)	27.58	(4.55)	490,513	0.37	0.38	1.56	3

#	Calculated using the average shares outstanding method.
(1)	For the period January 29, 2021 (commencement of operations) through December 31, 2021. All ratios for the period have been annualized with the exception of total return and portfolio turnover which have not been annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income/ (Loss), Net	Portfolio Turnover Rate
Value Equity Index Fund
Institutional Class
2022(1)	$10.00	$ 0.07	$ 0.11	$ 0.18	$(0.07)	$ —	$(0.07)	$10.11	1.84%	$ 140,881	0.20%	0.44%	2.18%	3%
Investor Class
2022(1)	$10.00	$ 0.07	$ 0.11	$ 0.18	$(0.05)	$ —	$(0.05)	$10.13	1.77%	$ 9,072	0.47%	2.00%	1.95%	3%

Value Equity Fund
Institutional Class
2022	$21.37	$ 0.32	$ (1.64)	$ (1.32)	$(0.48)	$(2.55)	$(3.03)	$17.02	(5.96)%	$ 558,078	0.64%(2)	0.64%	1.60%	34%
2021	19.35	0.30	4.38	4.68	(0.40)	(2.26)	(2.66)	21.37	24.61	971,586	0.64(2)	0.64	1.35	38
2020	19.02	0.30	0.42	0.72	(0.15)	(0.24)	(0.39)	19.35	4.19	896,523	0.64(2)	0.64	1.80	97
2019	16.79	0.35	4.16	4.51	(0.34)	(1.94)	(2.28)	19.02	27.14	831,854	0.62(2)	0.62	1.81	92
2018	22.76	0.39	(2.75)	(2.36)	(0.40)	(3.21)	(3.61)	16.79	(10.97)	703,135	0.56(2)	0.57	1.75	38
Investor Class
2022	$21.35	$ 0.27	$ (1.63)	$ (1.36)	$(0.43)	$(2.55)	$(2.98)	$17.01	(6.16)%	$ 398,976	0.91%(2)	0.91%	1.36%	34%
2021	19.34	0.24	4.37	4.61	(0.34)	(2.26)	(2.60)	21.35	24.27	437,067	0.90(2)	0.90	1.09	38
2020	19.04	0.26	0.40	0.66	(0.12)	(0.24)	(0.36)	19.34	3.89	342,014	0.90(2)	0.90	1.54	97
2019	16.81	0.30	4.16	4.46	(0.29)	(1.94)	(2.23)	19.04	26.80	383,041	0.89(2)	0.89	1.55	92
2018	22.78	0.34	(2.75)	(2.41)	(0.35)	(3.21)	(3.56)	16.81	(11.19)	335,568	0.83(2)	0.84	1.50	38

Growth Equity Index Fund
Institutional Class
2022(1)	$10.00	$ 0.03	$ (0.80)	$ (0.77)	$(0.03)	$ (—)†	$(0.03)	$ 9.20	(7.68)%	$ 132,092	0.20%	0.45%	0.97%	2%
Investor Class
2022(1)	$10.00	$ 0.02	$ (0.80)	$ (0.78)	$ (—)†	$ (—)†	$ —	$ 9.22	(7.76)%	$ 7,159	0.47%	2.23%	0.74%	2%

Growth Equity Fund
Institutional Class
2022	$29.92	$ 0.01	$(10.32)	$(10.31)	$ —	$(2.05)	$(2.05)	$17.56	(34.50)%	$ 611,961	0.66%(3)	0.66%	0.05%	66%
2021	30.63	(0.06)	5.44	5.38	—	(6.09)	(6.09)	29.92	17.68	1,108,031	0.68(3)	0.68	(0.17)	25
2020	26.23	0.02	9.11	9.13	(0.05)	(4.68)	(4.73)	30.63	35.75	1,064,559	0.69(3)	0.69	0.08	40
2019	21.47	0.03	7.36	7.39	(0.03)	(2.60)	(2.63)	26.23	34.79	934,297	0.71(3)	0.71	0.13	21
2018	25.18	0.05	0.41	0.46	(0.01)	(4.16)	(4.17)	21.47	1.22	765,738	0.70(3)	0.71	0.18	19
Investor Class
2022	$29.44	$(0.04)	$(10.15)	$(10.19)	$ —	$(2.05)	$(2.05)	$17.20	(34.66)%	$ 563,162	0.92%(3)	0.92%	(0.21)%	66%
2021	30.29	(0.14)	5.38	5.24	—	(6.09)	(6.09)	29.44	17.41	979,600	0.94(3)	0.94	(0.43)	25
2020	26.02	(0.05)	9.02	8.97	(0.02)	(4.68)	(4.70)	30.29	35.39	957,853	0.95(3)	0.95	(0.19)	40
2019	21.35	(0.03)	7.30	7.27	—	(2.60)	(2.60)	26.02	34.42	763,853	0.96(3)	0.96	(0.13)	21
2018	25.11	(0.02)	0.42	0.40	—	(4.16)	(4.16)	21.35	0.99	622,379	0.96(3)	0.97	(0.06)	19

#	Calculated using the average shares outstanding method.
†	Amount represents less than $0.005 per share.
(1)	For the period August 31,2022 (commencement of operations) through December 31, 2022. All ratios for the period have been annualized with the exception of total return and portfolio turnover which have not been annualized.
(2)	The ratio for the Value Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2018, 2019, 2020, 2021 and 2022.
(3)	The ratio for the Growth Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2018, 2019, 2020, 2021 and 2022.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income/ (Loss), Net	Portfolio Turnover Rate
Small Cap Equity Fund
Institutional Class
2022	$19.54	$ 0.07	$(3.54)	$(3.47)	$(0.06)	$(0.72)	$(0.78)	$15.29	(17.80)%	$424,994	0.92%(1)	0.93%	0.39%	54%
2021	18.67	0.02	4.03	4.05	(0.02)	(3.16)	(3.18)	19.54	22.09	519,549	0.90(1)	0.91	0.08	54
2020	15.72	0.02	3.13	3.15	(—)†	(0.20)	(0.20)	18.67	20.07	428,451	0.98(1)	0.99	0.12	90
2019	13.04	0.03	3.26	3.29	(0.02)	(0.59)	(0.61)	15.72	25.29	338,440	1.00(1)	1.01	0.20	84
2018	18.36	0.04	(2.13)	(2.09)	—	(3.23)	(3.23)	13.04	(12.01)	256,242	0.98(1)	0.99	0.20	172
Investor Class
2022	$19.35	$ 0.03	$(3.51)	$(3.48)	$(0.02)	$(0.72)	$(0.74)	$15.13	(18.05)%	$260,960	1.19%(1)	1.20%	0.12%	54%
2021	18.54	(0.04)	4.01	3.97	—	(3.16)	(3.16)	19.35	21.79	350,691	1.16(1)	1.17	(0.18)	54
2020	15.66	(0.02)	3.11	3.09	(0.01)	(0.20)	(0.21)	18.54	19.75	268,364	1.24(1)	1.25	(0.15)	90
2019	13.01	(0.01)	3.25	3.24	—	(0.59)	(0.59)	15.66	24.97	258,018	1.26(1)	1.27	(0.06)	84
2018	18.37	(0.01)	(2.12)	(2.13)	—	(3.23)	(3.23)	13.01	(12.22)	231,456	1.24(1)	1.25	(0.06)	172

International Equity Index Fund
Institutional Class
2022	$12.06	$ 0.32	$(2.21)	$(1.89)	$(0.26)	$(0.04)	$(0.30)	$ 9.87	(15.69)%	$787,046	0.21%	0.21%	3.05%	14%
2021	11.53	0.31	0.88	1.19	(0.35)	(0.31)	(0.66)	12.06	10.43	833,894	0.22	0.22	2.52	18
2020	10.87	0.22	0.67	0.89	(0.23)	—	(0.23)	11.53	8.17	779,329	0.22	0.22	2.16	12
2019	9.24	0.31	1.65	1.96	(0.33)	—	(0.33)	10.87	21.21	713,864	0.22	0.23	3.05	5
2018	10.76	0.27	(1.66)	(1.39)	(0.13)	—	(0.13)	9.24	(12.86)	545,427	0.27	0.27	2.64	4
Investor Class
2022(2)	$10.43	$ 0.15	$(0.43)	$(0.28)	$(0.22)	$(0.04)	$(0.26)	$ 9.89	(2.73)%	$ 8,074	0.50%	1.45%	2.36%	14%

#	Calculated using the average shares outstanding method.
†	Amount represents less than $0.005 per share.
(1)	For the year ended 2018, the ratio for the Small Cap Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% and 0.01% for the Institutional and Investor Class, respectively. For the years ended 2019, 2020, 2021 and 2022, the effect of fees paid indirectly decreased the ratio by 0.01%.

(2)	For the period April 29, 2022 (commencement of operations) through December 31, 2022. All ratios for the period have been annualized with the exception of total return and portfolio turnover which have not been annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Return of capital	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
International Equity Fund
Institutional Class
2022	$14.85	$0.19	$(2.57)	$(2.38)	$(0.19)	$(0.05)	$ —	$(0.24)	$12.23	(16.01)%	$732,342	0.85%(1)	0.85%(1)	1.52%	58%
2021	14.70	0.14	1.25	1.39	(0.18)	(1.06)	—	(1.24)	14.85	9.61	987,439	0.87(1)	0.87(1)	0.90	37
2020	13.78	0.14	0.93	1.07	(0.13)	(0.02)	—	(0.15)	14.70	7.81(2)	973,352	0.93(1)	0.93(1)	1.10	90
2019	11.74	0.31(3)	2.44	2.75	(0.31)	(0.40)	—	(0.71)	13.78	23.45	963,046	1.07(1)	1.07(1)	2.31(3)	54
2018	15.72	0.32	(2.65)	(2.33)	(0.32)	(1.33)	—	(1.65)	11.74	(14.90)	795,484	1.07(1)	1.08(1)	2.08	73
Investor Class
2022	$14.84	$0.15	$(2.56)	$(2.41)	$(0.16)	$(0.05)	$ —	$(0.21)	$12.22	(16.25)%	$292,201	1.13%(1)	1.13%(1)	1.22%	58%
2021	14.69	0.10	1.25	1.35	(0.14)	(1.06)	—	(1.20)	14.84	9.35	358,216	1.14(1)	1.14(1)	0.64	37
2020	13.81	0.11	0.93	1.04	(0.14)	(0.02)	—	(0.16)	14.69	7.52(2)	345,120	1.20(1)	1.20(1)	0.84	90
2019	11.77	0.27(3)	2.45	2.72	(0.28)	(0.40)	—	(0.68)	13.81	23.10	351,124	1.35(1)	1.34(1)	2.05(3)	54
2018	15.74	0.27	(2.63)	(2.36)	(0.28)	(1.33)	—	(1.61)	11.77	(15.06)	285,252	1.33(1)	1.35(1)	1.76	73

Emerging Markets Equity Fund
Institutional Class
2022	$10.67	$0.21	$(2.49)	$(2.28)	$(0.16)	$ —	$(0.02)	$(0.18)	$ 8.21	(21.38)%	$613,701	1.10%(4)	1.10%	2.31%	62%
2021	12.33	0.11	(0.34)	(0.23)	(0.08)	(1.35)	—	(1.43)	10.67	(1.85)	714,818	1.04(4)	1.04	0.86	62
2020	10.19	0.07	2.19	2.26	(0.12)	—	—	(0.12)	12.33	22.15	685,246	1.11(4)	1.11	0.70	67
2019	8.71	0.18(5)	1.57	1.75	(0.27)	—	—	(0.27)	10.19	20.06	457,074	1.19(4)	1.19	1.92(5)	92
2018	11.00	0.13	(2.36)	(2.23)	(0.06)	—	—	(0.06)	8.71	(20.26)	359,815	1.30(4)	1.21	1.26	155
Investor Class
2022	$10.63	$0.18	$(2.48)	$(2.30)	$(0.13)	$ —	$(0.02)	$(0.15)	$ 8.18	(21.61)%	$ 94,276	1.40%(4)	1.40%	2.00%	62%
2021	12.29	0.08	(0.34)	(0.26)	(0.05)	(1.35)	—	(1.40)	10.63	(2.12)	111,425	1.33(4)	1.33	0.60	62
2020	10.20	0.03	2.17	2.20	(0.11)	—	—	(0.11)	12.29	21.60	96,362	1.51(4)	1.51	0.30	67
2019	8.72	0.14(5)	1.57	1.71	(0.23)	—	—	(0.23)	10.20	19.64	75,866	1.57(4)	1.57	1.48(5)	92
2018	11.00	0.10	(2.35)	(2.25)	(0.03)	—	—	(0.03)	8.72	(20.49)	65,354	1.56(4)	1.52	0.96	155

#	Calculated using the average shares outstanding method.
(1)	The ratio for the International Equity Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.23% and 0.29% for Institutional Class and Investor Class, respectively, for the year ended December 31, 2018. For the years ended December 31, 2019, 2020, 2021 and 2022, the effect of dividend expense on securities sold short increased the ratio by 0.19%, 0.06%, 0.00% and 0.00%.
(2)	Amount includes the effect of the Adviser pay-in for an economic loss. Had the pay-in not been made, the net asset value total return would have been 7.77% and 7.46% for the Institutional Class and Investor Class, respectively. In addition, the portfolio turnover calculation includes the value of securities purchased and sold related to this transaction.
(3)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 and 0.09% for the Institutional Class and $0.01 and 0.09% for the Investor Class, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.
(4)	The ratio for the Emerging Markets Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2018, 2019, 2020, 2021 and 2022.
(5)	Net investment income per share and the ratio of net investment income to average net assets include $0.06 and 0.68% for the Institutional Class and $0.06 and 0.62% for the Investor Class, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.

See Notes to Financial Statements.

Global Real Estate Securities Fund (Unaudited)
The Fund provides exposure to real estate by investing in equity securities of real estate investment trusts (“REITs”) and other real estate related companies. The Fund was diversified among property sectors and geographical locations. Global real estate securities underperformed their global equity counterparts during the year. The Investor Class of the Fund underperformed its benchmark, the FTSE EPRA/NAREIT Developed Index, for the one-year period ended December 31, 2022 (-25.88% versus -25.09%). Stock selection within the United States was the primary detractor from benchmark-relative returns, particularly in the office and industrial property sectors. Security selection within Japan was additive for the year.
In 2022, exchange-listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a slightly negative impact on Fund performance for the year.
This Fund may be suitable for investors who seek the potential for current income and long-term capital appreciation. Investors should be willing to accept significant short-term fluctuations in account value and want to diversify their portfolio through exposure to publicly traded global real estate securities. This Fund invests substantial assets in REITs that involve equity market risks as well as risks linked directly to the real estate market. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Investing in emerging markets may involve greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability. It is possible to lose money by investing in the Fund.
At December 31, 2022, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Real Estate	94.7
Money Market Funds	5.1
Health Care	0.6
Information Technology	0.1
100.5

Average Annual Total Returns as of 12/31/22
	Institutional Class*	Investor Class*	Benchmark**
One Year	(25.66%)	(25.88%)	(25.09%)
Five Year	1.88%	1.60%	(0.23%)
Ten Year	N/A	3.94%	2.80%
Since Inception(1)	2.89%	2.92%	2.03%
Inception Date	05/01/15	12/29/06
Total Fund Operating Expenses (May 1, 2022 Prospectus)(2)	0.80%	1.08%

(1)	The Since Inception benchmark performance is based on the start date of December 29, 2006, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Global Real Estate Securities Fund (Unaudited)

Investor Class*
FTSE EPRA/NAREIT Developed Index**
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
$14,713
$13,426

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2012 to December 31, 2022, with all dividends and capital gains reinvested, with the FTSE EPRA/NAREIT Developed Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

GLOBAL REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS
December 31, 2022
	Shares	Value
COMMON STOCKS — 58.8%
Real Estate — 58.8%
Agree Realty Corporation REITΔ	91,329	$ 6,477,966
Alexandria Real Estate Equities, Inc. REIT	39,248	5,717,256
American Homes 4 Rent Class A REITΔ	59,031	1,779,194
Apartment Income REIT Corporation	4,010	137,584
AvalonBay Communities, Inc. REIT	35,608	5,751,404
Boston Properties, Inc. REIT	18,306	1,237,119
Brixmor Property Group, Inc. REIT	23,679	536,803
Centerspace REIT	8,518	499,751
CTO Realty Growth, Inc. REITΔ	16,721	305,660
Digital Realty Trust, Inc. REIT	5,944	596,005
EastGroup Properties, Inc. REIT	20,818	3,082,313
EPR Properties REIT	20,625	777,975
Equinix, Inc. REIT	19,234	12,598,847
Equity LifeStyle Properties, Inc. REIT	59,601	3,850,225
Equity Residential REIT	39,139	2,309,201
Essential Properties Realty Trust, Inc. REIT	68,431	1,606,076
First Industrial Realty Trust, Inc. REIT	42,885	2,069,630
Healthpeak Properties, Inc. REIT	83,079	2,082,791
Host Hotels & Resorts, Inc. REIT	108,565	1,742,468
Invitation Homes, Inc. REITΔ	53,123	1,574,566
Iron Mountain, Inc. REIT	37,810	1,884,829
Kimco Realty Corporation REIT	117,472	2,488,057
Kite Realty Group Trust REIT	255,824	5,385,095
Life Storage, Inc. REIT	28,718	2,828,723
Medical Properties Trust, Inc. REITΔ	121,593	1,354,546
Mid-America Apartment Communities, Inc. REIT	31,388	4,927,602
NETSTREIT CorporationΔ	81,290	1,490,046
Postal Realty Trust, Inc. Class A REITΔ	34,493	501,183
Prologis, Inc. REIT	140,764	15,868,326
Public Storage REIT	32,484	9,101,692
Realty Income Corporation REIT	131,429	8,336,541
Rexford Industrial Realty, Inc. REIT	59,634	3,258,402
Ryman Hospitality Properties, Inc. REIT	29,909	2,445,958
Sabra Health Care REIT, Inc.Δ	176,419	2,192,888
SBA Communications Corporation REIT	3,410	955,857
Simon Property Group, Inc. REITΔ	54,739	6,430,738
Sun Communities, Inc. REIT	19,924	2,849,132
Sunstone Hotel Investors, Inc. REIT	61,321	592,361
UDR, Inc. REIT	55,980	2,168,105
Urban Edge Properties REIT	54,772	771,737
Ventas, Inc. REITΔ	103,706	4,671,955
Welltower, Inc. REIT	48,233	3,161,673
WP Carey, Inc. REITΔ	72,505	5,666,266
		144,064,546
Total Common Stocks (Cost $154,831,194)		144,064,546
	Shares	Value
FOREIGN COMMON STOCKS — 36.6%
Australia — 4.0%
Dexus REIT	332,900	$1,747,746
GPT Group (The) REIT (Athens Exchange)	249,831	712,521
HomeCo Daily Needs REIT	610,452	533,578
Ingenia Communities Group REIT	175,893	532,257
Mirvac Group REIT	1,687,150	2,440,837
NEXTDC, Ltd.	46,350	286,008
Region RE, Ltd. REIT	519,085	955,083
Scentre Group REIT	1,362,330	2,651,858
		9,859,888
Belgium — 0.4%
Aedifica SA REIT	6,147	500,169
VGP NVΔ	6,130	512,916
		1,013,085
Canada — 2.7%
Canadian Apartment Properties REIT	35,218	1,110,121
Chartwell Retirement Residences	228,957	1,427,177
First Capital REIT	51,804	643,150
Granite REIT	23,612	1,204,666
RioCan REIT	126,624	1,976,045
Summit Industrial Income REIT	9,782	163,924
		6,525,083
Finland — 0.1%
Kojamo OYJ	20,530	303,618
France — 1.2%
Covivio REIT	5,482	325,404
Gecina SA REIT	5,689	579,595
Klepierre REIT	80,235	1,851,874
Unibail-Rodamco-Westfield REITΔ*	2,903	151,758
		2,908,631
Germany — 1.8%
Aroundtown SA	37,484	87,316
Sirius Real Estate, Ltd.	364,877	325,643
TAG Immobilien AG	37,657	244,402
Vonovia SE	154,435	3,637,938
		4,295,299
Hong Kong — 5.3%
CK Asset Holdings, Ltd.	391,071	2,398,507
Hang Lung Properties, Ltd.	106,460	207,385
Henderson Land Development Co., Ltd.	85,645	298,148
Hongkong Land Holdings, Ltd.	258,726	1,190,351
Hysan Development Co., Ltd.	111,831	362,156
Link REIT	501,976	3,673,129
Sun Hung Kai Properties, Ltd.	8,500	116,093
Sun Hung Kai Properties, Ltd. (Hong Kong Exchange)	265,617	3,628,161
Swire Properties, Ltd.	26	66

See Notes to Financial Statements.

GLOBAL REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Wharf Real Estate Investment Co., Ltd.*	185,000	$ 1,077,466
		12,951,462
Japan — 10.1%
Activia Properties, Inc. REITΔ	626	1,962,432
Global One Real Estate Investment Corporation REIT	1,209	993,193
GLP J-REIT	501	576,991
Hulic Reit, Inc.	563	701,215
Ichigo Office REIT Investment Corporation*	450	290,368
Industrial & Infrastructure Fund Investment Corporation REIT*	1,630	1,881,479
Invincible Investment Corporation REIT	1,446	560,313
Japan Metropolitan Fund Invest REIT	374	297,522
Keihanshin Building Co., Ltd.	112,843	1,093,083
Kenedix Residential Next Investment Corporation REIT	249	388,654
Kenedix Retail REIT Corporation	647	1,251,286
Mitsubishi Estate Co., Ltd.	271,367	3,515,174
Mitsui Fudosan Co., Ltd.	154,312	2,820,357
Mitsui Fudosan Logistics Park, Inc. REIT	138	504,458
Mori Trust Hotel Reit, Inc.	1,095	1,125,426
Mori Trust Sogo REIT, Inc.	1,046	1,169,165
Nippon Building Fund, Inc. REIT	115	514,258
Nippon Prologis REIT, Inc.	306	717,440
NIPPON REIT Investment Corporation	229	603,936
Sekisui House REIT, Inc.	1,955	1,108,771
Sumitomo Realty & Development Co., Ltd.	4,751	111,971
Takara Leben Real Estate Investment Corporation REIT	497	375,944
TOC Co., Ltd.	31,000	158,902
Tokyu Fudosan Holdings Corporation	309,246	1,466,484
United Urban Investment Corporation REIT	428	488,988
		24,677,810
Netherlands — 0.4%
CTP NV 144A	40,907	484,172
Eurocommercial Properties NV REIT	12,141	294,132
NSI NV REIT*	8,544	212,643
		990,947
Norway — 0.1%
Entra ASA 144A	16,255	175,640
Singapore — 3.3%
CapitaLand Integrated Commercial Trust REIT	1,119,996	1,708,232
Capitaland Investment, Ltd.	533,626	1,474,779
City Developments, Ltd.	41,600	255,729
Digital Core REIT Management Pte, Ltd.	1,202,120	661,832
Frasers Logistics & Commercial Trust REIT	1,530,600	1,325,247
Lendlease Global Commercial REIT	965,620	508,201
	Shares	Value
Mapletree Commercial Trust REIT	1,293,104	$ 1,615,656
Mapletree Logistics Trust REIT	516,324	613,965
		8,163,641
Spain — 0.8%
Arima Real Estate SOCIMI SA REIT	29,500	238,194
Inmobiliaria Colonial Socimi SA REIT	54,029	347,528
Merlin Properties Socimi SA REIT	140,050	1,313,515
		1,899,237
Sweden — 1.7%
Castellum ABΔ	68,835	833,623
Catena AB	8,302	310,101
Fabege AB	157,778	1,341,891
Fastighets AB Balder, B Shares	233,782	1,091,126
Neobo Fastigheter AB†††	5,890	11,035
Pandox AB*	17,241	192,362
Samhallsbyggnadsbolaget i Norden AB	58,901	98,234
Wihlborgs Fastigheter AB	41,825	315,848
		4,194,220
Switzerland — 0.5%
PSP Swiss Property AG	11,242	1,320,621
United Kingdom — 4.2%
Big Yellow Group PLC REIT	54,283	751,893
British Land Co. PLC (The) REIT	457,776	2,173,412
Capital & Counties Properties PLC REIT	225,314	290,099
Derwent London PLC REIT	19,816	567,159
Grainger PLC	373,105	1,136,685
Hammerson PLC REIT	912,560	262,571
Life Science Reit PLC REIT	276,332	241,534
LXI REIT PLC	283,871	387,918
PRS REIT PLC (The)	261,241	280,770
Safestore Holdings PLC REIT	37,335	425,746
Segro PLC REIT	210,125	1,935,727
Tritax Big Box REIT PLC	299,028	501,148
Tritax EuroBox PLC 144A	398,721	294,926
UNITE Group PLC (The) REIT	103,104	1,131,123
		10,380,711
Total Foreign Common Stocks (Cost $106,000,118)		89,659,893
MONEY MARKET FUNDS — 5.1%
GuideStone Money Market Fund, 3.97% (Institutional Class)Ø∞	9,921,303	9,921,303

See Notes to Financial Statements.

	Shares	Value
Northern Institutional Liquid Assets Portfolio (Shares), 4.31%Ø§	2,494,115	$ 2,494,115
Total Money Market Funds (Cost $12,415,418)		12,415,418
TOTAL INVESTMENTS — 100.5% (Cost $273,246,730)		246,139,857
Liabilities in Excess of Other Assets — (0.5)%		(1,227,513)
NET ASSETS — 100.0%		$244,912,344
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$144,064,546	$144,064,546	$ —	$ —
Foreign Common Stocks:
Canada	6,525,083	6,525,083	—	—
Netherlands	990,947	212,643	778,304	—
Sweden	4,194,220	—	4,183,185	11,035
United Kingdom	10,380,711	2,506,585	7,874,126	—
Other ^^	67,568,932	—	67,568,932	—
Total Foreign Common Stocks	89,659,893	9,244,311	80,404,547	11,035
Money Market Funds	12,415,418	12,415,418	—	—
Total Assets - Investments in Securities	$246,139,857	$165,724,275	$80,404,547	$11,035

^^	Classifications as defined in the Schedule of Investments.
There were no transfers to or from Level 3 during the year ended December 31, 2022.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2022.
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2022
Global Real Estate Securities Fund
Assets
Investments in securities of unaffiliated issuers, at value	$236,218,554
Investments in securities of affiliated issuers, at value	9,921,303
Total investments, at value(1), (2)	246,139,857
Foreign currency(3)	296,622
Receivables:
Dividends	977,787
Reclaims	93,547
Securities lending	5,738
Investment securities sold	1,007,230
Fund shares sold	125,732
Prepaid expenses and other assets	18,604
Total Assets	248,665,117
Liabilities
Cash Overdraft	19,233
Collateral held for securities on loan, at value	2,494,115
Payables:
Investment securities purchased	935,534
Fund shares redeemed	85,695
Accrued expenses:
Investment advisory fees	142,242
Shareholder servicing fees	17,320
Trustee fees	1,458
Other expenses	57,176
Total Liabilities	3,752,773
Net Assets	$244,912,344
Net Assets Consist of:
Paid-in-capital	$285,065,353
Distributable earnings (loss)	(40,153,009)
Net Assets	$244,912,344
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$164,350,863
Institutional shares outstanding	19,789,870
Net asset value, offering and redemption price per Institutional share	$ 8.30
Net assets applicable to the Investor Class	$ 80,561,481
Investor shares outstanding	9,655,796
Net asset value, offering and redemption price per Investor share	$ 8.34

(1)Investments in securities of unaffiliated issuers, at cost	$263,325,427
Investments in securities of affiliated issuers, at cost	9,921,303
Total investments, at cost	$273,246,730
(2)Includes securities loaned of:	$ 21,145,690
(3)Foreign currency, at cost	$ 294,616

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2022
Global Real Estate Securities Fund
Investment Income
Dividends	$ 8,596,530
Income distributions received from affiliated funds	128,365
Securities lending, net	57,932
Less foreign taxes withheld	(280,483)
Total Investment Income	8,502,344
Expenses
Investment advisory fees	1,849,504
Transfer agent fees:
Institutional shares	4,874
Investor shares	19,203
Custodian fees	149,144
Shareholder servicing fees:
Investor shares	233,899
Accounting and administration fees	38,530
Professional fees	119,682
Blue sky fees:
Institutional shares	16,998
Investor shares	17,529
Shareholder reporting fees:
Institutional shares	2,431
Investor shares	11,557
Trustees expenses	4,417
Line of credit facility fees	469
Other expenses	86,330
Total Expenses	2,554,567
Fees paid indirectly	(21,870)
Net Expenses	2,532,697
Net Investment Income	5,969,647
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Capital gain distributions received from affiliated funds	173
Investment securities	(5,688,870)
Futures transactions	(574,894)
Forward foreign currency contracts	(16,701)
Foreign currency	(13,438)
Net realized loss	(6,293,730)
Net change in unrealized appreciation (depreciation) on:
Investment securities	(83,131,369)
Futures	(229,185)
Foreign currency	(2,042)
Net change in unrealized appreciation (depreciation)	(83,362,596)
Net Realized and Unrealized Loss	(89,656,326)
Net Decrease in Net Assets Resulting from Operations	$(83,686,679)
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Global Real Estate Securities Fund
	For the Year Ended
	12/31/22	12/31/21

Operations:
Net investment income	$ 5,969,647	$ 4,483,773
Net realized gain (loss) on investment securities, foreign currency and derivatives	(6,293,730)	40,385,573
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	(83,362,596)	32,681,639
Net increase (decrease) in net assets resulting from operations	(83,686,679)	77,550,985
Distributions to Shareholders:
Distributions paid
Institutional shares	(5,350,565)	(13,454,207)
Investor shares	(2,439,747)	(6,736,082)
Return of capital
Institutional shares	—	—
Investor shares	—	—
Total distributions	(7,790,312)	(20,190,289)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	28,461,267	23,655,678
Investor shares	17,225,372	28,230,636
Reinvestment of dividends and distributions
Institutional shares	5,280,916	13,303,961
Investor shares	2,426,742	6,696,269
Total proceeds from shares sold and reinvested	53,394,297	71,886,544
Value of shares redeemed
Institutional shares	(28,603,573)	(32,747,061)
Investor shares	(25,635,960)	(15,702,833)
Total value of shares redeemed	(54,239,533)	(48,449,894)
Net increase (decrease) from capital share transactions(1)	(845,236)	23,436,650
Total increase (decrease) in net assets	(92,322,227)	80,797,346
Net Assets:
Beginning of Year	337,234,571	256,437,225
End of Year	$244,912,344	$337,234,571

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
Global Real Estate Securities Fund
Institutional Class
2022	$11.53	$0.22	$(3.17)	$(2.95)	$(0.14)	$(0.14)	$(0.28)	$ 8.30	(25.66)%	$164,351	0.83%(1)	0.84%	2.30%	102%
2021	9.47	0.17	2.63	2.80	(0.40)	(0.34)	(0.74)	11.53	29.97	218,705	0.79(1)	0.80	1.59	105
2020	10.21	0.18	(0.67)	(0.49)	(0.18)	(0.07)	(0.25)	9.47	(4.54)	175,384	0.86(1)	0.87	1.98	141
2019	8.83	0.22	1.95	2.17	(0.61)	(0.18)	(0.79)	10.21	24.87	159,523	0.82(1)	0.83	2.13	118
2018	9.69	0.21	(0.65)	(0.44)	(0.42)	—	(0.42)	8.83	(4.70)	133,341	0.86(1)	0.87	2.26	128
Investor Class
2022	$11.58	$0.19	$(3.18)	$(2.99)	$(0.11)	$(0.14)	$(0.25)	$ 8.34	(25.88)%	$ 80,561	1.12%(1)	1.13%	1.97%	102%
2021	9.51	0.14	2.64	2.78	(0.37)	(0.34)	(0.71)	11.58	29.61	118,530	1.07(1)	1.08	1.31	105
2020	10.25	0.15	(0.67)	(0.52)	(0.15)	(0.07)	(0.22)	9.51	(4.79)	81,053	1.13(1)	1.14	1.68	141
2019	8.87	0.19	1.95	2.14	(0.58)	(0.18)	(0.76)	10.25	24.42	104,312	1.09(1)	1.10	1.87	118
2018	9.72	0.19	(0.65)	(0.46)	(0.39)	—	(0.39)	8.87	(4.86)	82,133	1.14(1)	1.15	1.97	128

#	Calculated using the average shares outstanding method.
(1)	The ratio for the Global Real Estate Securities Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01% for the years 2018, 2019, 2020, 2021 and 2022.
See Notes to Financial Statements.

Strategic Alternatives Fund (Unaudited)
The Fund combines multiple strategies that, in aggregate, seek to provide absolute returns with both lower volatility than and low correlation to traditional equity and fixed income markets. The Investor Class of the Fund underperformed its benchmark, the Bloomberg 1-3 Month US Treasury Bill Index, for the one-year period ended December 31, 2022 (-0.81% versus 1.52%).
During the year, the Fund allocated its assets among five principal investment strategies – long-short equity, options equity, currency trading, equity hedged convertible bond and global macro. For 2022, long-short equity and currency trading contributed positively to the performance of the Fund when almost all asset classes, including short-term bonds, posted negative returns. The most additive investment strategy to the Fund’s performance during the year was the currency trading strategy. The strategy was very bullish on the U.S. dollar, and during 2022, the U.S. dollar was one the strongest currencies globally. The long-short strategy also performed well as a result of its tilt toward dividend yield factors and low volatility exposure. Both factors are defensive and outperformed the equity market in 2022.
The derivative exposure contributed 1.29% to the fund performance for the year. The main contributors were single name equity swaps and interest rate futures.
This Fund may be suitable for investors who have a short- to medium-term investment horizon, can accept short-term fluctuations in account value and would like to diversify their portfolio with an alternatives investment option. The alternative investment strategies that the Fund pursues are complex and may involve greater risk than traditional investments (stocks, bonds and cash). The performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform in accordance with expectations. Alternative investments can be highly volatile, are often less liquid, particularly in periods of stress, are generally more complex and less transparent and may have more complicated tax profiles than traditional investments. In addition, the performance of alternative investments may be more dependent on a sub-adviser’s experience and skill than traditional investments. The use of alternative investments may not achieve the desired effect. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Derivatives involve different risks from, and in some respects greater risks than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged, so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Short sales involve selling a security the Fund does not own in anticipation that the security will decline in price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s potential loss on a short position is limited only by the maximum attainable price of the security less the price at which the security was sold by the Fund. Therefore, in theory, stocks sold short have unlimited risk. The Fund’s use of short sales in effect “leverages” the Fund. The use of leverage may magnify the Fund’s gains or losses, and leverage also creates interest expense that may lower the Fund’s overall returns. The Fund’s currency investment strategy may be impacted by currency exchange rates, which can fluctuate significantly over short or extended periods of time. These changes may be caused by governmental or political factors that affect the value of what the Fund owns and its share price. It is possible to lose money by investing in the Fund.

Strategic Alternatives Fund (Unaudited)
At December 31, 2022, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Treasury Obligations	43.4
Money Market Funds	31.1
Corporate Bonds	12.5
Mortgage-Backed Securities	4.7
Financials	2.3
Materials	2.0
Information Technology	1.6
Consumer Discretionary	1.5
Consumer Staples	0.9
Foreign Bonds	0.4
Mutual Funds	0.4
Industrials	0.2
Purchased Options	—**
Communication Services	—**
Rights Sold Short	—
Foreign Common Stocks Sold Short	(—) **
Written Options	(0.5)
Common Stocks Sold Short	(2.7)
97.8
**Rounds to less than 0.05%
Average Annual Total Returns as of 12/31/22
	Institutional Class*	Investor Class*	Benchmark**
One Year	(0.56%)	(0.81%)***	1.52%
Five Year	1.83%	1.51%	1.27%
Ten Year	N/A	N/A	N/A
Since Inception	1.91%	1.61%	1.26%
Inception Date	06/30/17	06/30/17
Total Fund Operating Expenses (May 1, 2022 Prospectus)(1)	1.31%	1.66%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses (before expense payments by broker-dealers and excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and expenses incurred in connection with the short sales of securities) to 1.08% for the Institutional Class and 1.40% for the Investor Class. This contractual waiver and reimbursement applies to Fund operating expenses only and will remain in place until April 30, 2023.

Strategic Alternatives Fund (Unaudited)

Investor Class*
Benchmark Index**
$11,000
$10,800
$10,600
$10,400
$10,200
$10,000
$9,800
$9,600
$10,778
$10,627
2018
2019
2020
2021
2022

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund since June 30, 2017 (commencement of operations), with all dividends and capital gains reinvested, with the Bloomberg 1-3 Month US Treasury Bill Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
***Total returns may differ from the financial highlights due to adjustments required by U.S. GAAP.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS
December 31, 2022
	Par	Value
CORPORATE BONDS — 12.5%
8x8, Inc.
0.50%, 02/01/24‡‡ CONV	$ 546,000	$ 499,585
Air Transport Services Group, Inc.
1.13%, 10/15/24‡‡ CONV	273,000	284,275
Apollo Commercial Real Estate Finance, Inc.
5.38%, 10/15/23 CONV	1,096,000	1,076,820
Arbor Realty Trust, Inc.
7.50%, 08/01/25 144A CONV	624,000	623,064
Array Technologies, Inc.
1.00%, 12/01/28 CONV	460,000	469,890
Bandwidth, Inc.
0.50%, 04/01/28 CONV	464,000	293,202
Beauty Health Co. (The)
1.25%, 10/01/26 144A ‡‡ CONV	786,000	598,146
Bentley Systems, Inc.
0.38%, 07/01/27‡‡ CONV	406,000	332,514
BigCommerce Holdings, Inc.
0.25%, 10/01/26 CONV	691,000	494,065
Blackline, Inc.
0.00%, 03/15/26‡‡ CONV »	474,000	406,159
Blackstone Mortgage Trust, Inc.
4.75%, 03/15/23 CONV	508,000	503,237
Cable One, Inc.
1.13%, 03/15/28 CONV	511,000	382,228
Carnival Corporation
5.75%, 12/01/27 144A CONV	154,000	138,292
Ceridian HCM Holding, Inc.
0.25%, 03/15/26 CONV	231,000	203,627
Cheesecake Factory, Inc. (The)
0.38%, 06/15/26‡‡ CONV	404,000	333,047
Chegg, Inc.
0.00%, 09/01/26‡‡ CONV »	605,000	480,612
Coherus Biosciences, Inc.
1.50%, 04/15/26‡‡ CONV	512,000	336,640
CONMED Corporation
2.25%, 06/15/27 144A ‡‡ CONV	323,000	295,868
CryoPort, Inc.
0.75%, 12/01/26 144A ‡‡ CONV	611,000	449,452
DigitalBridge Group, Inc.
5.00%, 04/15/23 CONV	399,000	395,010
DISH Network Corporation
0.00%, 12/15/25‡‡ CONV »	456,000	293,208
Envestnet, Inc.
0.75%, 08/15/25‡‡ CONV	279,000	253,193
2.63%, 12/01/27 144A CONV	231,000	249,018
Etsy, Inc.
0.25%, 06/15/28‡‡ CONV	469,000	403,950
Everbridge, Inc.
0.13%, 12/15/24‡‡ CONV	184,000	167,673
Exact Sciences Corporation
0.38%, 03/15/27‡‡ CONV	760,000	630,800
EZCORP, Inc.
3.75%, 12/15/29 144A CONV	168,000	163,380
Five9, Inc.
0.50%, 06/01/25‡‡ CONV	163,000	149,716
	Par	Value
Granite Point Mortgage Trust, Inc.
6.38%, 10/01/23‡‡ CONV	$675,000	$660,825
Greenbrier Cos., Inc. (The)
2.88%, 04/15/28 CONV	504,000	446,796
Groupon, Inc.
1.13%, 03/15/26 CONV	361,000	211,185
Haemonetics Corporation
0.00%, 03/01/26 CONV »	580,000	482,154
Halozyme Therapeutics, Inc.
0.25%, 03/01/27 CONV	400,000	389,250
Helix Energy Solutions Group, Inc.
6.75%, 02/15/26‡‡ CONV	250,000	346,654
Herbalife Nutrition, Ltd.
2.63%, 03/15/24‡‡ CONV	472,000	436,364
i3 Verticals LLC
1.00%, 02/15/25‡‡ CONV	436,000	395,670
Impinj, Inc.
1.13%, 05/15/27 CONV	154,000	185,570
Infinera Corporation
2.13%, 09/01/24‡‡ CONV	484,000	475,046
Innoviva, Inc.
2.13%, 01/15/23‡‡ CONV	211,000	211,538
Insmed, Inc.
0.75%, 06/01/28‡‡ CONV	426,000	353,580
Jazz Investments I, Ltd.
1.50%, 08/15/24‡‡ CONV	373,000	368,571
JetBlue Airways Corporation
0.50%, 04/01/26‡‡ CONV	357,000	262,066
Kaman Corporation
3.25%, 05/01/24‡‡ CONV	365,000	341,092
KKR Real Estate Finance Trust, Inc.
6.13%, 05/15/23 CONV	525,000	517,870
Lantheus Holdings, Inc.
2.63%, 12/15/27 144A CONV	101,000	102,202
LendingTree, Inc.
0.50%, 07/15/25‡‡ CONV	892,000	653,479
Liberty TripAdvisor Holdings, Inc.
0.50%, 06/30/51 144A ‡‡ CONV	577,000	416,594
Ligand Pharmaceuticals, Inc.
0.75%, 05/15/23‡‡ CONV	394,000	385,381
LivePerson, Inc.
0.00%, 12/15/26‡‡ CONV »	460,000	330,326
Lumentum Holdings, Inc.
0.50%, 12/15/26‡‡ CONV	217,000	187,163
MACOM Technology Solutions Holdings, Inc.
0.25%, 03/15/26 CONV	380,000	377,910
Magnite, Inc.
0.25%, 03/15/26 CONV	690,000	539,511
Marriott Vacations Worldwide Corporation
3.25%, 12/15/27 144A CONV	168,000	166,320
Mesa Laboratories, Inc.
1.38%, 08/15/25‡‡ CONV	234,000	211,302
MFA Financial, Inc.
6.25%, 06/15/24‡‡ CONV	956,000	865,180

See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Mitek Systems, Inc.
0.75%, 02/01/26 CONV	$377,000	$312,910
NCL Corporation, Ltd.
2.50%, 02/15/27 144A ‡‡ CONV	593,000	426,960
New Relic, Inc.
0.50%, 05/01/23‡‡ CONV	336,000	329,448
NextGen Healthcare, Inc.
3.75%, 11/15/27 144A ‡‡ CONV	154,000	160,968
NRG Energy, Inc.
2.75%, 06/01/48‡‡ CONV	373,000	370,575
Patrick Industries, Inc.
1.00%, 02/01/23 CONV	244,000	244,146
1.75%, 12/01/28‡‡ CONV	356,000	291,920
Pebblebrook Hotel Trust REIT
1.75%, 12/15/26‡‡ CONV	424,000	350,860
PennyMac Corporation
5.50%, 11/01/24‡‡ CONV	915,000	821,212
5.50%, 03/15/26 CONV	250,000	204,844
Perficient, Inc.
0.13%, 11/15/26 CONV	674,000	524,035
Permian Resources Operating LLC
3.25%, 04/01/28‡‡ CONV	200,000	339,700
Pioneer Natural Resources Co.
0.25%, 05/15/25‡‡ CONV	110,000	257,070
PRA Group, Inc.
3.50%, 06/01/23‡‡ CONV	396,000	391,842
Progress Software Corporation
1.00%, 04/15/26 CONV	421,000	432,367
Realogy Group LLC
0.25%, 06/15/26 CONV	715,000	503,360
Redwood Trust, Inc.
4.75%, 08/15/23 CONV	240,000	236,400
5.63%, 07/15/24‡‡ CONV	228,000	208,620
RingCentral, Inc.
0.00%, 03/01/25‡‡ CONV »	462,000	399,052
Royal Caribbean Cruises, Ltd.
6.00%, 08/15/25 144A CONV	144,000	181,584
RWT Holdings, Inc.
5.75%, 10/01/25‡‡ CONV	390,000	331,012
Sabre GLBL, Inc.
4.00%, 04/15/25‡‡ CONV	350,000	376,915
Semtech Corporation
1.63%, 11/01/27 144A ‡‡ CONV	258,000	265,095
Snap, Inc.
0.00%, 05/01/27 CONV »	327,000	230,045
SoFi Technologies, Inc.
0.00%, 10/15/26 144A ‡‡ CONV »	593,000	408,873
Spirit Airlines, Inc.
1.00%, 05/15/26‡‡ CONV	324,000	262,440
Splunk, Inc.
1.13%, 06/15/27‡‡ CONV	355,000	301,324
Starwood Property Trust, Inc.
4.38%, 04/01/23 CONV	244,000	237,748
Stride, Inc.
1.13%, 09/01/27 CONV	457,000	409,289
	Par	Value
Summit Hotel Properties, Inc. REIT
1.50%, 02/15/26‡‡ CONV	$353,000	$ 303,227
Sunnova Energy International, Inc.
0.25%, 12/01/26 CONV	471,000	366,673
2.63%, 02/15/28 144A CONV	199,000	161,688
Topgolf Callaway Brands Corporation
2.75%, 05/01/26‡‡ CONV	288,000	376,020
Two Harbors Investment Corporation
6.25%, 01/15/26‡‡ CONV	807,000	696,589
Upstart Holdings, Inc.
0.25%, 08/15/26 CONV	695,000	368,350
Upwork, Inc.
0.25%, 08/15/26 CONV	622,000	468,745
Verint Systems, Inc.
0.25%, 04/15/26 CONV	472,000	413,000
Western Digital Corporation
1.50%, 02/01/24 CONV	286,000	273,845
Winnebago Industries, Inc.
1.50%, 04/01/25‡‡ CONV	209,000	220,234
WisdomTree, Inc.
4.25%, 06/15/23‡‡ CONV	200,000	206,000
3.25%, 06/15/26 CONV	104,000	96,772
Workiva, Inc.
1.13%, 08/15/26‡‡ CONV	301,000	372,638
Ziff Davis, Inc.
1.75%, 11/01/26 144A ‡‡ CONV	338,000	338,676
Zillow Group, Inc.
2.75%, 05/15/25‡‡ CONV	229,000	218,924
Total Corporate Bonds (Cost $39,261,515)		35,918,265
FOREIGN BONDS — 0.4%
China — 0.2%
GDS Holdings, Ltd.
2.00%, 06/01/25 CONV	237,000	227,668
JOYY, Inc.
0.75%, 06/15/25 CONV	237,000	227,520
Pinduoduo, Inc.
0.00%, 12/01/25 CONV »	183,000	170,190
		625,378
Jersey — 0.1%
Encore Capital Europe Finance, Ltd.
4.50%, 09/01/23‡‡ CONV	219,000	259,296
Norway — 0.1%
SFL Corporation, Ltd.
4.88%, 05/01/23‡‡ CONV	227,000	223,765
Total Foreign Bonds (Cost $1,088,407)		1,108,439
MORTGAGE-BACKED SECURITIES — 4.7%
Federal Home Loan Mortgage Corporation REMIC, Series 4248
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 1.68%, 09/15/43† IO	222,602	22,335

See Notes to Financial Statements.

	Par	Value
Federal Home Loan Mortgage Corporation REMIC, Series 4468
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 1.78%, 05/15/45† IO	$ 226,693	$ 25,356
Federal Home Loan Mortgage Corporation REMIC, Series 4583
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 1.68%, 05/15/46† IO	565,103	62,655
Federal Home Loan Mortgage Corporation REMIC, Series 5012
4.00%, 09/25/50 IO	165,321	30,717
Federal Home Loan Mortgage Corporation REMIC, Series 5020
3.00%, 08/25/50 IO	318,024	49,363
Federal National Mortgage Association REMIC, Series 2017-31
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 1.71%, 05/25/47† IO	318,825	35,227
Federal National Mortgage Association REMIC, Series 2018-17
(Floating, 3.45% - ICE LIBOR USD 1M, 2.50% Cap), 0.00%, 03/25/48† IO	1,712,974	35,736
Federal National Mortgage Association REMIC, Series 2018-8
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 1.76%, 02/25/48† IO	184,422	19,628
Federal National Mortgage Association REMIC, Series 2020-38
4.00%, 06/25/50 IO	828,808	165,030
Federal National Mortgage Association REMIC, Series 2020-49
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 1.71%, 07/25/50† IO	477,944	54,136
4.00%, 07/25/50 IO	380,792	71,387
Federal National Mortgage Association REMIC, Series 2020-60
4.00%, 09/25/50 IO	153,534	28,527
Federal National Mortgage Association REMIC, Series 2020-62
4.00%, 06/25/48 IO	528,230	93,703
Federal National Mortgage Association STRIP, Series 405
(Floating, 5.05% - ICE LIBOR USD 1M, 5.05% Cap), 0.66%, 10/25/40† IO	566,566	35,972
Government National Mortgage Association
4.00%, 01/01/53 TBA	2,000,000	1,895,237
4.50%, 01/01/53 TBA	1,000,000	971,250
	Par	Value
6.00%, 01/01/53 TBA	$1,000,000	$1,016,758
Government National Mortgage Association, Series 2015-110
(Floating, 5.70% - ICE LIBOR USD 1M, 5.70% Cap), 1.35%, 08/20/45† IO	126,921	12,641
Government National Mortgage Association, Series 2018-124
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 1.85%, 09/20/48† IO	374,929	32,662
Government National Mortgage Association, Series 2018-139
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 1.80%, 10/20/48† IO	143,784	11,735
Government National Mortgage Association, Series 2018-7
(Floating, 5.70% - ICE LIBOR USD 1M, 5.70% Cap), 1.35%, 01/20/48† IO	315,257	29,023
Government National Mortgage Association, Series 2019-1
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 1.70%, 01/20/49† IO	167,563	13,742
Government National Mortgage Association, Series 2019-110
1.75%, 09/20/49† IO	625,303	49,534
Government National Mortgage Association, Series 2019-111
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 1.80%, 01/20/49† IO	466,145	37,311
Government National Mortgage Association, Series 2019-151
3.50%, 10/20/49 IO	705,388	102,143
3.50%, 12/20/49 IO	417,312	65,219
Government National Mortgage Association, Series 2019-20
(Floating, 3.79% - ICE LIBOR USD 1M, 3.79% Cap), 0.00%, 02/20/49† IO	388,232	9,171
Government National Mortgage Association, Series 2019-6
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 1.70%, 01/20/49† IO	138,063	12,288
Government National Mortgage Association, Series 2020-146
2.50%, 10/20/50 IO	323,974	39,936
Government National Mortgage Association, Series 2020-21
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 1.70%, 02/20/50† IO	323,886	30,436
Government National Mortgage Association, Series 2020-55
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 1.70%, 04/20/50† IO	534,822	55,507
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
3.50%, 04/20/50 IO	$ 301,621	$ 47,889
Government National Mortgage Association, Series 2020-61
(Floating, 6.44% - ICE LIBOR USD 1M, 6.44% Cap), 2.09%, 07/20/43† IO	505,735	47,236
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 1.70%, 08/20/49† IO	710,889	68,727
Government National Mortgage Association, Series 2020-78
4.00%, 06/20/50 IO	566,752	101,638
Government National Mortgage Association, Series 2020-79
4.00%, 06/20/50 IO	150,089	23,040
Uniform Mortgage Backed Securities
4.00%, 01/01/51 TBA	1,000,000	939,181
5.00%, 01/01/53 TBA	1,000,000	986,406
5.50%, 01/01/53 TBA	2,000,000	2,007,019
6.00%, 01/01/53 TBA	2,000,000	2,031,250
6.50%, 01/01/53 TBA	2,000,000	2,049,687
Total Mortgage-Backed Securities (Cost $14,357,017)		13,416,438

	Number of Contracts	Notional Amount
PURCHASED OPTIONS — 0.0%
Call Swaptions — 0.0%
Pay 6-Month EURIBOR (Semiannually); Receive 1.977% (Annually); Interest Rate Swap Maturing 12/05/2033 EUR, Strike Price $1.98, Expires 12/01/23 (CITI)	1	$2,220,000	16,577
Pay 6-Month EURIBOR (Semiannually); Receive 2.518% (Annually); Interest Rate Swap Maturing 10/31/2033 EUR, Strike Price $2.52, Expires 10/27/23 (MSCS)	1	2,310,000	35,218
Total Purchased Options (Premiums paid $111,850)			51,795

	Par
U.S. TREASURY OBLIGATIONS — 43.4%
U.S. Treasury Bills
3.23%, 01/05/23Ω	$4,300,000	4,299,133
3.18%, 01/12/23Ω	4,300,000	4,296,273
3.23%, 01/19/23Ω	4,800,000	4,792,288
3.37%, 01/26/23Ω	4,300,000	4,289,353
3.86%, 02/02/23Ω	4,300,000	4,286,375
3.92%, 02/16/23Ω	5,300,000	5,273,676
	Par	Value
3.94%, 02/23/23Ω	$ 4,300,000	$ 4,274,152
4.17%, 03/02/23Ω	4,500,000	4,469,304
4.12%, 03/09/23Ω	4,300,000	4,267,095
3.86%, 03/30/23Ω	26,500,000	26,228,854
4.33%, 06/15/23Ω	29,500,000	28,905,983
		95,382,486
U.S. Treasury Bonds
4.25%, 05/15/39	14,300,000	14,829,268
4.38%, 05/15/41	6,710,000	7,000,941
		21,830,209
U.S. Treasury Note
3.88%, 12/31/29	7,400,000	7,380,922
Total U.S. Treasury Obligations (Cost $124,258,191)		124,593,617

	Shares
COMMON STOCKS — 7.1%
Communication Services — 0.0%
Escrow NII Holdings, Inc.††† *	76,167	19,803
Consumer Discretionary — 1.5%
Advance Auto Parts, Inc.	851	125,123
AutoNation, Inc.*	188	20,172
AutoZone, Inc.*	57	140,572
Bath & Body Works, Inc.	1,602	67,508
Best Buy Co., Inc.	5,771	462,892
Chewy, Inc. Class A*	2,986	110,721
Dollar General Corporation	1,146	282,203
eBay, Inc.	4,358	180,726
Etsy, Inc.*	2,095	250,939
Floor & Decor Holdings, Inc. Class A*	611	42,544
Genuine Parts Co.	1,041	180,624
Leslie's, Inc.*	5,774	70,501
Lowe’s Cos., Inc.	2,150	428,366
Macy’s, Inc.	12,605	260,293
Murphy U.S.A., Inc.	660	184,496
O’Reilly Automotive, Inc.*	407	343,520
Penske Automotive Group, Inc.	1,155	132,744
Pool Corporation	126	38,094
Tractor Supply Co.	431	96,962
Ulta Beauty, Inc.*	638	299,267
Victoria's Secret & Co.*	2,682	95,962
Williams-Sonoma, Inc.	3,939	452,670
		4,266,899
Consumer Staples — 0.9%
Casey’s General Stores, Inc.	810	181,724
Church & Dwight Co., Inc.	2,462	198,462
Colgate-Palmolive Co.	6,015	473,922
Costco Wholesale Corporation	384	175,296
Estee Lauder Cos., Inc. (The) Class A	39	9,676
Kimberly-Clark Corporation	715	97,061
Kroger Co. (The)	11,127	496,042
Nu Skin Enterprises, Inc. Class A	6,777	285,718
Olaplex Holdings, Inc.*	8,167	42,550
Procter & Gamble Co. (The)	1,391	210,820

See Notes to Financial Statements.

	Shares	Value
Sprouts Farmers Market, Inc.*	7,215	$ 233,550
Sysco Corporation	377	28,822
U.S. Foods Holding Corporation*	921	31,332
Walmart, Inc.	2,085	295,632
		2,760,607
Financials — 1.4%
Aflac, Inc.	7,899	568,254
Allstate Corporation (The)	1,068	144,821
American Financial Group, Inc.	1,912	262,479
Arch Capital Group, Ltd.*	2,972	186,582
Axis Capital Holdings, Ltd.	636	34,452
Cincinnati Financial Corporation	112	11,468
CNO Financial Group, Inc.	9,984	228,134
Erie Indemnity Co. Class A	1,185	294,733
Fidelity National Financial, Inc.	2,929	110,189
Hanover Insurance Group, Inc. (The)	855	115,536
Hartford Financial Services Group, Inc. (The)	2,040	154,693
Loews Corporation	644	37,565
Marsh & McLennan Cos., Inc.	1,142	188,978
Old Republic International Corporation	12,853	310,400
Primerica, Inc.	346	49,070
RLI Corporation	3,375	443,036
Selective Insurance Group, Inc.	988	87,547
Travelers Cos., Inc. (The)	1,354	253,862
Unum Group	4,720	193,662
W.R. Berkley Corporation	3,441	249,713
		3,925,174
Information Technology — 1.4%
Amphenol Corporation Class A	1,892	144,057
Apple, Inc.	7,112	924,062
Arista Networks, Inc.*	2,257	273,887
Arrow Electronics, Inc.*	766	80,101
Belden, Inc.	2,077	149,336
CDW Corporation	898	160,365
Cisco Systems, Inc.	13,652	650,381
Cognex Corporation	944	44,472
F5, Inc.*	76	10,907
IPG Photonics Corporation*	1,854	175,518
Keysight Technologies, Inc.*	2,029	347,101
Littelfuse, Inc.	303	66,721
National Instruments Corporation	940	34,686
NetApp, Inc.	1,743	104,684
Pure Storage, Inc. Class A*	4,677	125,156
Trimble, Inc.*	1,796	90,806
Ubiquiti, Inc.	296	80,965
Vishay Intertechnology, Inc.	20,478	441,710
Vontier Corporation	4,117	79,582
		3,984,497
Materials — 1.9%
AptarGroup, Inc.	562	61,809
Celanese Corporation	87	8,895
CF Industries Holdings, Inc.	5,933	505,492
Chemours Co. (The)	2,026	62,036
	Shares	Value
Corteva, Inc.	940	$ 55,253
Eastman Chemical Co.	2,495	203,193
Element Solutions, Inc.	13,301	241,945
FMC Corporation‡‡	270	33,696
Graphic Packaging Holding Co.	13,733	305,559
Greif, Inc. Class A	184	12,339
Huntsman Corporation	11,946	328,276
Ingevity Corporation*	333	23,457
Louisiana-Pacific Corporation	3,060	181,152
Mosaic Co. (The)	10,726	470,550
NewMarket Corporation	367	114,177
Nucor Corporation	2,806	369,859
Packaging Corporation of America	5,916	756,716
Reliance Steel & Aluminum Co.	2,542	514,602
Royal Gold, Inc.	788	88,823
Sensient Technologies Corporation	1,265	92,244
Sherwin-Williams Co. (The)	425	100,865
Silgan Holdings, Inc.	791	41,005
Steel Dynamics, Inc.	4,937	482,345
Westlake Corporation	2,313	237,175
Westrock Co.	5,626	197,810
		5,489,273
Total Common Stocks (Cost $19,683,742)		20,446,253
FOREIGN COMMON STOCKS — 0.2%
Ireland — 0.0%
Aon PLC Class A	195	58,527
Jersey — 0.0%
Amcor PLC	5,857	69,757
Netherlands — 0.1%
LyondellBasell Industries NV Class A	3,775	313,438
Switzerland — 0.1%
Chubb, Ltd.	518	114,271
TE Connectivity, Ltd.	1,454	166,919
		281,190
Total Foreign Common Stocks (Cost $740,489)		722,912
PREFERRED STOCKS — 1.2%
AGNC Investment Corporation
(Variable, ICE LIBOR USD 3M + 4.70%), 6.13% †	9,676	186,553
AMG Capital Trust II
5.15% CONV	6,846	352,569
Arbor Realty Trust, Inc.
(Variable, U.S. SOFR + 5.44%), 6.25% †	10,619	192,310
Chimera Investment Corporation
(Variable, ICE LIBOR USD 3M + 5.79%), 8.00% †	11,273	223,318
Cowen, Inc.
5.63% CONV	170	259,369
Fluor Corporation
6.50% CONV	226	371,424
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Granite Point Mortgage Trust, Inc.
(Variable, U.S. SOFR + 5.83%), 7.00% †	10,357	$ 177,623
Lyondellbasell Advanced Polymers, Inc.
6.00% CONV	12	10,200
MFA Financial, Inc.
(Variable, ICE LIBOR USD 3M + 5.35%), 6.50% †	13,573	238,885
NCR Corporation
PIK, 5.50% CONV	250	268,450
New York Community Capital Trust V
6.00% CONV	8,655	375,454
New York Mortgage Trust, Inc.
(Variable, U.S. SOFR + 6.13%), 6.88% †	10,365	172,785
RBC Bearings, Inc.
5.00% CONV	1,916	196,543
Ready Capital Corporation
7.00% CONV	14,935	373,973
Rithm Capital Corporation
(Variable, ICE LIBOR USD 3M + 4.97%), 6.38% †	9,077	156,124
Total Preferred Stocks (Cost $4,143,287)		3,555,580
MUTUAL FUNDS — 0.4%
ProShares Short 20+ Year Treasury (Cost $941,321)	45,989	1,043,031
MONEY MARKET FUNDS — 31.1%
GuideStone Money Market Fund, 3.97% (Institutional Class)Ø ∞	8,616,039	8,616,039
Northern Institutional U.S. Government Portfolio (Shares), 3.73%Ø	80,795,553	80,795,553
Total Money Market Funds (Cost $89,411,592)		89,411,592
TOTAL INVESTMENTS —101.0% (Cost $293,997,411)		290,267,922
COMMON STOCKS SOLD SHORT — (2.7)%
Communication Services — (0.1)%
Bandwidth, Inc. Class A *	(650)	(14,918)
Cable One, Inc.	(55)	(39,152)
DISH Network Corporation Class A *	(4,462)	(62,646)
Magnite, Inc. *	(1,273)	(13,481)
Snap, Inc. Class A *	(916)	(8,198)
TripAdvisor, Inc. *	(2,040)	(36,679)
Ziff Davis, Inc. *	(1,906)	(150,765)
		(325,839)
Consumer Discretionary — (0.4)%
Carnival Corporation *	(6,899)	(55,606)
Cheesecake Factory, Inc. (The)	(1,818)	(57,649)
Chegg, Inc. *	(1,125)	(28,429)
Etsy, Inc. *	(976)	(116,905)
Groupon, Inc. *	(1,068)	(9,163)
Marriott Vacations Worldwide Corporation	(439)	(59,085)
	Shares	Value
Norwegian Cruise Line Holdings, Ltd. *	(8,584)	$ (105,068)
Patrick Industries, Inc.	(1,958)	(118,655)
Royal Caribbean Cruises, Ltd. *	(2,261)	(111,761)
Stride, Inc. *	(5,195)	(162,500)
Topgolf Callaway Brands Corporation *	(12,314)	(243,202)
Winnebago Industries, Inc.	(2,132)	(112,356)
		(1,180,379)
Consumer Staples — (0.1)%
Beauty Health Co. (The) *	(9,411)	(85,640)
Energy — (0.2)%
Helix Energy Solutions Group, Inc. *	(23,300)	(171,954)
Permian Resources Corporation	(27,072)	(254,477)
Pioneer Natural Resources Co.	(1,014)	(231,587)
		(658,018)
Financials — (0.3)%
Affiliated Managers Group, Inc.	(352)	(55,767)
Cowen, Inc. Class A	(6,207)	(239,714)
Encore Capital Group, Inc. *	(3,460)	(165,873)
EZCORP, Inc. Class A *	(3,978)	(32,421)
LendingTree, Inc. *	(89)	(1,898)
PRA Group, Inc. *	(855)	(28,882)
SoFi Technologies, Inc. *	(10,448)	(48,165)
Upstart Holdings, Inc. *	(584)	(7,721)
WisdomTree Investments, Inc.	(15,336)	(83,581)
		(664,022)
Health Care — (0.3)%
Coherus Biosciences, Inc. *	(11,947)	(94,620)
CONMED Corporation	(1,077)	(95,465)
CryoPort, Inc. *	(771)	(13,377)
Exact Sciences Corporation *	(2,566)	(127,043)
Haemonetics Corporation *	(990)	(77,864)
Halozyme Therapeutics, Inc. *	(2,778)	(158,068)
Insmed, Inc. *	(8,785)	(175,524)
Lantheus Holdings, Inc. *	(690)	(35,162)
Ligand Pharmaceuticals, Inc. *	(79)	(5,277)
Mesa Laboratories, Inc.	(312)	(51,858)
NextGen Healthcare, Inc. *	(3,850)	(72,303)
		(906,561)
Industrials — (0.4)%
Air Transport Services Group, Inc. *	(4,709)	(122,340)
Array Technologies, Inc. *	(15,333)	(296,387)
Fluor Corporation *	(9,145)	(316,966)
Greenbrier Cos., Inc. (The)	(4,544)	(152,360)
JetBlue Airways Corporation *	(3,570)	(23,134)
Kaman Corporation	(281)	(6,266)
RBC Bearings, Inc. *	(707)	(148,010)
Spirit Airlines, Inc. *	(2,651)	(51,641)
Upwork, Inc. *	(2,379)	(24,837)
		(1,141,941)
Information Technology — (0.7)%
8x8, Inc. *	(2,129)	(9,197)

See Notes to Financial Statements.

	Shares	Value
Bentley Systems, Inc. Class B	(1,877)	$ (69,374)
BigCommerce Holdings, Inc. Series 1 *	(1,900)	(16,606)
Blackline, Inc. *	(948)	(63,772)
Ceridian HCM Holding, Inc. *	(610)	(39,131)
Envestnet, Inc. *	(2,825)	(174,302)
Everbridge, Inc. *	(159)	(4,703)
Five9, Inc. *	(424)	(28,773)
I3 Verticals, Inc. Class A *	(3,740)	(91,032)
Impinj, Inc. *	(1,063)	(116,058)
Infinera Corporation *	(17,166)	(115,699)
LivePerson, Inc. *	(1,527)	(15,484)
Lumentum Holdings, Inc. *	(980)	(51,127)
MACOM Technology Solutions Holdings, Inc. *	(2,508)	(157,954)
Mitek Systems, Inc. *	(8,482)	(82,191)
NCR Corporation *	(4,169)	(97,596)
New Relic, Inc. *	(118)	(6,661)
Perficient, Inc. *	(1,232)	(86,031)
Progress Software Corporation	(4,404)	(222,182)
RingCentral, Inc. Class A *	(132)	(4,673)
Sabre Corporation *	(24,440)	(151,039)
Semtech Corporation *	(4,145)	(118,920)
Splunk, Inc. *	(440)	(37,880)
Verint Systems, Inc. *	(3,046)	(110,509)
Workiva, Inc. *	(2,548)	(213,955)
		(2,084,849)
Real Estate — (0.1)%
Anywhere Real Estate, Inc. *	(11,619)	(74,246)
Pebblebrook Hotel Trust REIT	(8,326)	(111,485)
Summit Hotel Properties, Inc. REIT	(15,532)	(112,141)
Zillow Group, Inc. Class C *	(1,191)	(38,362)
		(336,234)
Utilities — (0.1)%
NRG Energy, Inc.	(3,864)	(122,952)
Sunnova Energy International, Inc. *	(11,958)	(215,364)
		(338,316)
Total Common Stocks Sold Short (Proceeds $(9,156,027))		(7,721,799)
FOREIGN COMMON STOCKS SOLD SHORT — (0.0)%
Ireland — (0.0)%
Jazz Pharmaceuticals PLC *	(464)	(73,920)
Norway — (0.0)%
SFL Corporation, Ltd.	(2,754)	(25,392)
Total Foreign Common Stocks Sold Short (Proceeds $(96,416))		(99,312)
RIGHTS SOLD SHORT — 0.0%
Ligand Pharmaceuticals, Inc. * (Proceeds $—)	(58)	—
TOTAL SECURITIES SOLD SHORT —(2.7)% (Proceeds $(9,252,443))		(7,821,111)

	Number of Contracts	Notional Amount	Value
WRITTEN OPTIONS — (0.5)%
Call Swaptions — (0.1)%
Pay 1.484% (Annually); Receive 6-Month EURIBOR (Semiannually); Interest Rate Swap Maturing 12/05/2053 EUR, Strike Price $1.48, Expires 12/01/23 (CITI)	1	$ (900,000)	$ (21,041)
Pay 1.945% (Annually); Receive 6-Month EURIBOR (Semiannually); Interest Rate Swap Maturing 10/31/2053 EUR, Strike Price $1.95, Expires 10/27/23 (MSCS)	1	(970,000)	(39,573)
Pay 2.944% (Annually); Receive 1-Day SOFR (Annually); Interest Rate Swap Maturing 12/19/2033 USD, Strike Price $2.94, Expires 12/15/23 (BOA)	1	(18,060,000)	(419,485)
			(480,099)
Put Swaption — (0.4)%
Pay 1-Day SOFR (Annually); Receive 2.944% (Annually); Interest Rate Swap Maturing 12/19/2033 USD, Strike Price $2.94, Expires 12/15/23 (BOA)	1	(18,060,000)	(1,076,015)
Total Written Options (Premiums received $ (1,457,564))			(1,556,114)
Other Assets in Excess of Liabilities — 2.2%			6,454,187
NET ASSETS — 100.0%			$287,344,884
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Futures Contracts outstanding at December 31, 2022:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
Euro-Bobl	03/2023	(1)	$ (123,905)	$ 3,887
Euro-BTP Italian Government Bond	03/2023	(2)	(233,187)	10,317
Euro-Bund	03/2023	1	142,295	(7,293)
Australian Dollars/U.S. Dollars	03/2023	(211)	(14,408,135)	(108,930)
British Pounds/U.S. Dollars	03/2023	(33)	(2,492,325)	45,197
Mexican Pesos/U.S. Dollars	03/2023	6	151,860	3,180
New Zealand Dollars/U.S. Dollars	03/2023	(3)	(190,320)	(1,609)
South African Rand/U.S. Dollars	03/2023	11	321,475	10,313
Swiss Francs/U.S. Dollars	03/2023	(1)	(136,275)	(1,117)
U.S. Dollars/Czech Republic Koruna	03/2023	1	100,191	(2,591)
U.S. Dollars/Norwegian Kroner	03/2023	2	199,832	(2,874)
U.S. Dollars/Swedish Kronor	03/2023	1	99,608	1,390
Canadian Dollars/U.S. Dollars	03/2023	(11)	(813,120)	(6,425)
Euro/U.S. Dollars	03/2023	(94)	(12,635,950)	(157,058)
Japanese Yen/U.S. Dollars	03/2023	(104)	(10,019,100)	(447,837)
DJIA E-Mini Dow	03/2023	70	11,649,750	(217,535)
S&P 500® E-Mini	03/2023	(46)	(8,880,300)	125,533
10-Year Bond	03/2023	(3)	(271,529)	7,006
10-Year U.S. Treasury Note	03/2023	41	4,604,172	(53,331)
U.S. Treasury Long Bond	03/2023	(163)	(20,431,031)	247,391
Ultra 10-Year U.S. Treasury Note	03/2023	(60)	(7,096,875)	76,406
Ultra Long U.S. Treasury Bond	03/2023	(43)	(5,775,438)	77,237
Long GILT	03/2023	(4)	(483,096)	21,008
2-Year U.S. Treasury Note	03/2023	(202)	(41,425,781)	25,935
5-Year U.S. Treasury Note	03/2023	(91)	(9,821,602)	(334)
Total Futures Contracts outstanding at December 31, 2022			$(117,968,786)	$(352,134)
Forward Foreign Currency Contracts outstanding at December 31, 2022:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/06/23	Euro	3,029,662	U.S. Dollars	3,007,545	MSCS	$236,972
01/04/23	Norwegian Krone	12,419,953	U.S. Dollars	1,194,956	MSCS	73,019
01/04/23	Swiss Francs	938,009	U.S. Dollars	949,139	MSCS	65,787
01/11/23	New Zealand Dollars	974,000	U.S. Dollars	553,262	MSCS	65,238
03/14/23	Australian Dollars	4,319,811	U.S. Dollars	2,888,896	MSCS	61,001
02/23/23	Hungarian Forint	354,043,736	U.S. Dollars	882,049	MSCS	52,439
03/06/23	U.S. Dollars	2,953,439	Swedish Krona	30,172,244	MSCS	51,144
01/05/23	South African Rand	22,556,404	U.S. Dollars	1,281,007	MSCS	45,893
03/15/23	U.S. Dollars	2,280,276	British Pounds	1,852,772	MSCS	36,222
01/13/23	Polish Zloty	1,276,000	U.S. Dollars	256,804	MSCS	34,095
01/10/23	Chilean Pesos	270,699,597	U.S. Dollars	292,690	MSCS	26,137
02/23/23	U.S. Dollars	1,438,639	British Pounds	1,166,957	MSCS	25,889
03/06/23	Mexican Pesos	26,421,734	U.S. Dollars	1,319,801	MSCS	19,947
03/08/23	Canadian Dollars	2,219,942	U.S. Dollars	1,623,779	MSCS	16,603
03/15/23	Norwegian Krone	7,999,914	U.S. Dollars	804,920	MSCS	14,307
03/15/23	U.S. Dollars	1,355,041	Swedish Krona	13,936,137	MSCS	13,803
03/15/23	U.S. Dollars	538,719	Israeli Shekels	1,839,172	MSCS	13,322
01/23/23	Colombian Pesos	1,488,733,481	U.S. Dollars	293,086	MSCS	12,595
03/15/23	Euro	1,379,087	U.S. Dollars	1,472,869	MSCS	10,946

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/15/23	Australian Dollars	1,999,690	U.S. Dollars	1,356,915	MSCS	$ 8,681
01/03/23	Chilean Pesos	187,789,653	U.S. Dollars	212,971	MSCS	8,351
03/15/23	Euro	195,131	British Pounds	169,058	MSCS	5,188
03/30/23	Norwegian Krone	12,419,953	U.S. Dollars	1,267,818	MSCS	4,957
03/15/23	U.S. Dollars	904,902	New Zealand Dollars	1,416,549	MSCS	4,813
01/31/23	Singapore Dollars	103,302	U.S. Dollars	72,636	MSCS	4,534
03/15/23	Swiss Francs	649,842	U.S. Dollars	704,267	MSCS	4,255
03/15/23	Euro	304,896	Swedish Krona	3,364,557	MSCS	4,238
03/15/23	Euro	199,101	New Zealand Dollars	332,067	MSCS	3,222
02/02/23	U.S. Dollars	153,767	Brazilian Real	800,219	MSCS	3,213
03/08/23	Czech Republic Koruna	6,655,310	U.S. Dollars	290,285	MSCS	3,141
03/15/23	New Zealand Dollars	299,674	U.S. Dollars	187,446	MSCS	2,970
03/15/23	Japanese Yen	25,842,452	U.S. Dollars	196,367	MSCS	2,532
03/15/23	Singapore Dollars	337,692	U.S. Dollars	250,365	MSCS	2,062
03/15/23	Chinese Offshore Yuan	2,645,613	U.S. Dollars	382,724	MSCS	1,767
03/15/23	Canadian Dollars	456,504	U.S. Dollars	335,607	MSCS	1,742
03/16/23	Japanese Yen	25,938,328	U.S. Dollars	198,009	MSCS	1,657
03/28/23	U.S. Dollars	653,945	Swiss Francs	597,538	MSCS	1,548
01/11/23	U.S. Dollars	313,974	New Zealand Dollars	492,404	MSCS	1,292
01/03/23	U.S. Dollars	211,983	Taiwan Dollars	6,489,869	MSCS	759
03/15/23	British Pounds	116,150	U.S. Dollars	140,053	MSCS	627
03/15/23	Australian Dollars	247,000	New Zealand Dollars	264,489	MSCS	619
03/15/23	Swiss Francs	386,105	Euro	391,000	MSCS	277
03/15/23	Czech Republic Koruna	287,990	U.S. Dollars	12,461	MSCS	231
03/15/23	Euro	156,000	Swiss Francs	153,805	MSCS	153
03/15/23	U.S. Dollars	210,092	Euro	195,131	MSCS	143
Subtotal Appreciation						$948,331
02/16/23	Indian Rupees	67,508	U.S. Dollars	816	MSCS	$ (3)
03/15/23	U.S. Dollars	289	Mexican Pesos	5,810	MSCS	(5)
01/03/23	U.S. Dollars	230,551	Taiwan Dollars	7,085,296	MSCS	(53)
03/15/23	U.S. Dollars	6,196	Polish Zloty	27,824	MSCS	(114)
03/15/23	Euro	196,286	New Zealand Dollars	332,624	MSCS	(161)
03/15/23	Swiss Francs	189,521	U.S. Dollars	206,839	MSCS	(205)
03/15/23	U.S. Dollars	12,813	South African Rand	224,120	MSCS	(294)
03/15/23	U.S. Dollars	121,813	Norwegian Krone	1,193,065	MSCS	(362)
01/23/23	Colombian Pesos	416,384,603	U.S. Dollars	85,923	MSCS	(427)
01/04/23	Brazilian Real	189,434	U.S. Dollars	36,698	MSCS	(848)
01/04/23	U.S. Dollars	35,195	Brazilian Real	190,832	MSCS	(919)
03/27/23	Taiwan Dollars	7,085,296	U.S. Dollars	233,877	MSCS	(1,170)
03/15/23	Israeli Shekels	283,922	U.S. Dollars	82,632	MSCS	(1,524)
03/15/23	U.S. Dollars	241,168	Swiss Francs	222,829	MSCS	(1,782)
01/11/23	New Zealand Dollars	725,533	U.S. Dollars	462,624	MSCS	(1,904)
03/15/23	New Zealand Dollars	327,725	Euro	195,567	MSCS	(2,179)
03/15/23	New Zealand Dollars	486,742	Australian Dollars	456,131	MSCS	(2,213)
03/28/23	Swiss Francs	938,009	U.S. Dollars	1,026,631	MSCS	(2,506)
01/03/23	Taiwan Dollars	13,575,165	U.S. Dollars	444,534	MSCS	(2,705)
03/15/23	U.S. Dollars	333,293	Chinese Offshore Yuan	2,316,755	MSCS	(3,404)
03/16/23	U.S. Dollars	604,448	Japanese Yen	78,967,402	MSCS	(3,420)
03/30/23	U.S. Dollars	1,051,394	Norwegian Krone	10,297,598	MSCS	(3,886)
03/08/23	U.S. Dollars	507,789	Czech Republic Koruna	11,639,634	MSCS	(5,391)
03/15/23	Swedish Krona	2,141,448	Euro	196,951	MSCS	(5,811)
03/15/23	U.S. Dollars	946,683	New Zealand Dollars	1,502,099	MSCS	(7,765)
03/15/23	New Zealand Dollars	2,014,795	U.S. Dollars	1,288,282	MSCS	(8,061)
03/15/23	British Pounds	440,635	U.S. Dollars	543,546	MSCS	(9,855)
01/23/23	U.S. Dollars	409,997	Colombian Pesos	2,046,811,226	MSCS	(10,275)
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/16/23	U.S. Dollars	350,663	South Korean Won	457,930,637	MSCS	$ (13,636)
01/03/23	U.S. Dollars	207,403	Chilean Pesos	188,757,953	MSCS	(15,060)
03/15/23	U.S. Dollars	1,421,307	Euro	1,335,668	MSCS	(15,790)
03/08/23	U.S. Dollars	1,552,870	Canadian Dollars	2,123,356	MSCS	(16,140)
03/06/23	U.S. Dollars	1,249,501	Mexican Pesos	25,014,370	MSCS	(18,884)
02/23/23	British Pounds	1,170,491	U.S. Dollars	1,439,724	MSCS	(22,694)
01/13/23	U.S. Dollars	284,762	Polish Zloty	1,414,913	MSCS	(37,807)
01/04/23	U.S. Dollars	604,628	Swiss Francs	597,538	MSCS	(41,908)
03/06/23	Swedish Krona	30,427,779	U.S. Dollars	2,972,487	MSCS	(45,611)
02/23/23	U.S. Dollars	834,988	Hungarian Forint	335,154,000	MSCS	(49,641)
03/14/23	U.S. Dollars	2,566,215	Australian Dollars	3,837,366	MSCS	(54,230)
01/10/23	U.S. Dollars	522,548	Chilean Pesos	495,545,328	MSCS	(61,099)
01/11/23	U.S. Dollars	518,312	New Zealand Dollars	912,471	MSCS	(61,116)
01/05/23	U.S. Dollars	1,202,692	South African Rand	21,606,540	MSCS	(68,332)
01/04/23	U.S. Dollars	964,465	Norwegian Krone	10,297,598	MSCS	(86,835)
01/06/23	U.S. Dollars	3,902,866	Euro	3,909,439	MSCS	(283,821)
Subtotal Depreciation						$(969,846)
Total Forward Foreign Currency Contracts outstanding at December 31, 2022						$ (21,515)
Swap Agreements outstanding at December 31, 2022:
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swaps
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	12.40% (Upon termination)	1/2/2023	BRL	3,175,953	$ 4,151	$ (298)	$ 4,449
5.80% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2023	BRL	11,831,599	136,993	7,701	129,292
12.80% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2024	BRL	60,306	90	—	90
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	13.95% (Upon termination)	1/2/2024	BRL	26,502,467	23,635	(1,613)	25,248
9.25% (Lunar)	28-Day Mexico Interbank TIIE (Lunar)	3/12/2025	MXN	36,595,000	10,304	(3,559)	13,863
10.50% (Quarterly)	1-Day COP-IBR-OIS (Quarterly)	3/15/2025	COP	6,189,595,000	9,735	3,238	6,497
3.50% (Annually)	3-Month TELBOR (Quarterly)	3/15/2025	ILS	11,000,000	19,246	(1,834)	21,080
3.75% (Annually)	6-Month NIBOR (Semiannually)	3/15/2025	NOK	156,690,000	(94,089)	(104,249)	10,160
4.00% (Quarterly)	3-Month ASX BBSW (Quarterly)	3/15/2025	AUD	17,940,000	20,286	(43,000)	63,286
4.00% (Semiannually)	6-Month ASX BBSW (Semiannually)	3/15/2025	AUD	12,080,000	45,394	(1,189)	46,583
0.27% (Annually)	1-Day SONIA (Annually)	6/17/2025	GBP	10,000	1,261	(174)	1,435
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	8.50% (Upon termination)	1/4/2027	BRL	5,078,935	171,530	(17,836)	189,366
2.35% (Annually)	6-Month EURIBOR (Semiannually)	9/9/2027	EUR	7,170,000	162,827	98,932	63,895
0.25% (Annually)	Bank of Japan Unsecured Overnight Call Rate (Annually)	3/15/2028	JPY	1,659,720,000	220,052	68,031	152,021
1.50% (Annually)	Swiss Average Overnight Rate (Annually)	3/15/2028	CHF	3,230,000	66,945	(19,174)	86,119
3.00% (Annually)	6-Month EURIBOR (Semiannually)	3/15/2028	EUR	1,870,000	24,548	(29,363)	53,911
7.00% (Semiannually)	1-Day MIBOR (Semiannually)	3/15/2028	INR	218,920,000	(63,399)	(78,718)	15,319
7-Day CFETS Repo Rate (Quarterly)	2.50% (Quarterly)	3/15/2028	CNY	22,880,000	(46,201)	(63,882)	17,681
2.35% (Annually)	6-Month EURIBOR (Semiannually)	7/4/2029	EUR	2,150,000	79,648	53,880	25,768
2.57% (Annually)	1-Day SOFR (Annually)	6/4/2031	USD	42,270,000	466,137	40,613	425,524
2.68% (Annually)	1-Day SOFR (Annually)	7/28/2032	USD	8,750,000	217,096	(58,721)	275,817
3.91% (Annually)	1-Day SONIA (Annually)	10/18/2032	GBP	11,190,000	(287,227)	(377,538)	90,311
0.50% (Annually)	Bank of Japan Unsecured Overnight Call Rate (Annually)	3/15/2033	JPY	345,000,000	100,417	78,038	22,379
3.00% (Annually)	6-Month EURIBOR (Semiannually)	3/15/2033	EUR	1,880,000	36,844	(39,072)	75,916
3.25% (Annually)	3-Month TELBOR (Quarterly)	3/15/2033	ILS	5,125,000	49,858	(190)	50,048
3.50% (Annually)	6-Month NIBOR (Semiannually)	3/15/2033	NOK	30,200,000	(63,793)	(104,953)	41,160

See Notes to Financial Statements.

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
3.50% (Semiannually)	3-Month CDOR (Semiannually)	3/15/2033	CAD	2,680,000	$ 34,178	$ (36,741)	$ 70,919
3.75% (Annually)	1-Day SOFR (Annually)	3/15/2033	USD	1,040,000	(18,757)	(25,694)	6,937
3-Month JIBAR (Quarterly)	9.50% (Quarterly)	3/15/2033	ZAR	19,760,000	17,779	4,304	13,475
4.25% (Semiannually)	1-Day CLP-TNA (Semiannually)	3/15/2033	CLP	2,135,700,000	182,976	159,668	23,308
9.50% (Quarterly)	1-Day COP-IBR-OIS (Quarterly)	3/15/2033	COP	3,030,930,000	7,790	7,429	361
2.50% (Annually)	6-Month EURIBOR (Semiannually)	12/20/2037	EUR	10,230,000	179,461	(112)	179,573
1.45% (Annually)	6-Month EURIBOR (Semiannually)	8/10/2042	EUR	23,220,000	535,268	165,945	369,323
2.75% (Annually)	1-Day SOFR (Annually)	7/12/2047	USD	1,490,000	80,565	36,029	44,536
2.08% (Annually)	1-Day SOFR (Annually)	7/28/2047	USD	17,590,000	224,812	53,522	171,290
1.56% (Annually)	6-Month EURIBOR (Semiannually)	7/6/2052	EUR	5,640,000	70,415	(20,668)	91,083
2.17% (Annually)	1-Day SOFR (Annually)	8/11/2052	USD	21,430,000	873,504	753,330	120,174
1.80% (Annually)	6-Month EURIBOR (Semiannually)	9/9/2052	EUR	2,250,000	76,792	6,018	70,774
Subtotal Appreciation					$ 3,577,071	$ 508,100	$ 3,068,971
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	10.57% (Upon termination)	1/2/2023	BRL	1,667,474	$ (4,339)	$ —	$ (4,339)
7.20% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2023	BRL	4,961,331	(46,929)	487	(47,416)
12.30% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2024	BRL	1,496,046	(1,691)	1,905	(3,596)
1-Day SOFR (Annually)	4.43% (Annually)	12/31/2024	USD	34,940,000	(6,568)	40,000	(46,568)
13.30% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2025	BRL	8,356,958	(18,097)	(89)	(18,008)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	11.49% (Upon termination)	1/2/2025	BRL	8,497,717	(42,088)	(103)	(41,985)
3-Month CDOR (Semiannually)	4.00% (Semiannually)	3/15/2025	CAD	10,630,000	(53,081)	7,524	(60,605)
3-Month KWCDC (Quarterly)	4.50% (Quarterly)	3/15/2025	KRW	2,179,390,000	(24,966)	(20,297)	(4,669)
3-Month New Zealand BBR FRA (Quarterly)	5.00% (Semiannually)	3/15/2025	NZD	17,700,000	(84,365)	(48,826)	(35,539)
3-Month STIBOR (Quarterly)	3.00% (Annually)	3/15/2025	SEK	192,790,000	(202,480)	(105,446)	(97,034)
8.25% (Quarterly)	3-Month JIBAR (Quarterly)	3/15/2025	ZAR	29,625,000	(12,211)	(9,557)	(2,654)
11.23% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/4/2027	BRL	702,176	7,651	9,063	(1,412)
1-Day SONIA (Annually)	4.61% (Annually)	10/18/2027	GBP	16,270,000	372,206	418,028	(45,822)
1-Day ESTR (Annually)	2.75% (Annually)	3/15/2028	EUR	1,040,000	(12,145)	19,050	(31,195)
1-Day SONIA (Annually)	3.50% (Annually)	3/15/2028	GBP	4,030,000	(124,894)	(42,767)	(82,127)
3.50% (Annually)	6-Month NIBOR (Semiannually)	3/15/2028	NOK	39,670,000	(49,698)	(45,723)	(3,975)
3-Month KWCDC (Quarterly)	4.50% (Quarterly)	3/15/2028	KRW	5,507,400,000	187,965	213,141	(25,176)
3-Month New Zealand BBR FRA (Quarterly)	4.50% (Semiannually)	3/15/2028	NZD	4,080,000	(40,551)	(19,804)	(20,747)
1-Day SOFR (Annually)	2.50% (Annually)	6/4/2029	USD	16,030,000	(206,180)	(11,050)	(195,130)
1-Day SONIA (Annually)	0.31% (Annually)	6/17/2030	GBP	10,000	(2,837)	307	(3,144)
6-Month EURIBOR (Semiannually)	2.65% (Annually)	9/9/2032	EUR	10,590,000	(226,662)	(142,357)	(84,305)
6-Month EURIBOR (Semiannually)	2.50% (Annually)	12/20/2032	EUR	9,040,000	(249,661)	(19,110)	(230,551)
28-Day Mexico Interbank TIIE (Lunar)	8.25% (Lunar)	3/2/2033	MXN	56,925,000	(79,790)	(7,646)	(72,144)
1-Day SONIA (Annually)	3.00% (Annually)	3/15/2033	GBP	10,000	(727)	(208)	(519)
3-Month KWCDC (Quarterly)	4.25% (Quarterly)	3/15/2033	KRW	1,575,910,000	82,997	87,575	(4,578)
3-Month STIBOR (Quarterly)	3.00% (Annually)	3/15/2033	SEK	1,050,000	(1,145)	4,033	(5,178)
6-Month ASX BBSW (Semiannually)	4.50% (Semiannually)	3/15/2033	AUD	7,280,000	(31,847)	158,171	(190,018)
6-Month PRIBOR (Semiannually)	4.00% (Annually)	3/15/2033	CZK	19,150,000	(49,226)	(7,550)	(41,676)
6-Month WIBOR (Semiannually)	5.50% (Annually)	3/15/2033	PLN	10,550,000	(105,531)	(12,671)	(92,860)
1-Day SOFR (Annually)	2.73% (Annually)	6/4/2033	USD	26,840,000	(274,149)	(23,184)	(250,965)
6-Month EURIBOR (Semiannually)	2.86% (Annually)	7/4/2037	EUR	7,900,000	(114,897)	(60,414)	(54,483)
1-Day SOFR (Annually)	2.94% (Annually)	7/12/2037	USD	2,400,000	(75,840)	(33,926)	(41,914)
1-Day SOFR (Annually)	2.91% (Annually)	7/28/2037	USD	22,290,000	(397,350)	(1,457)	(395,893)
6-Month EURIBOR (Semiannually)	2.15% (Annually)	8/9/2037	EUR	10,220,000	(328,856)	(133,796)	(195,060)
1-Day SOFR (Annually)	2.72% (Annually)	8/11/2037	USD	44,370,000	(1,064,369)	(956,906)	(107,463)
1-Day SONIA (Annually)	0.40% (Annually)	6/17/2040	GBP	10,000	(5,047)	512	(5,559)
6-Month EURIBOR (Semiannually)	1.05% (Annually)	8/11/2047	EUR	12,810,000	(189,760)	(43,100)	(146,660)
Subtotal Depreciation					$(3,477,158)	$(786,191)	$(2,690,967)
Net Centrally Cleared Interest Rate Swaps outstanding at December 31, 2022					$ 99,913	$(278,091)	$ 378,004
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Total Return Basket Swap Agreements outstanding at December 31, 2022:
Description	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the USFFE or 1-Month LIBOR plus or minus a specified spread(-16.66% to 0.15%), which is denominated in USD based on the local currencies of the positions within the swap (Monthly).*	41-60 months maturity ranging from 05/26/2026 - 12/31/2027	GSC	$171,742,657	$(33,281)	$—	$(33,281)

* The following table represents disclosures associated with the underlying components of the total return basket swap as of period end.

Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Alphabet, Inc. Class A	10,505	$ 926,856	$ (50,345)	151.27%
JPMorgan Chase & Co.	(6,457)	865,884	(10,980)	32.99
General Electric Co.	(9,280)	777,571	(21,033)	63.20
Marriott International, Inc. Class A	5,190	772,739	(50,581)	151.98
MKS Instruments, Inc.	(8,755)	741,811	(23,242)	69.84
Ingersoll-Rand, Inc.	(13,612)	711,227	15,876	(47.70)
Microsoft Corporation	2,886	692,121	(17,630)	52.97
NextEra Energy, Inc.	(8,264)	690,870	5,132	(15.42)
NVIDIA Corporation	(4,668)	682,182	96,776	(290.78)
Jabil, Inc.	(9,875)	673,475	35,238	(105.88)
Honeywell International, Inc.	(3,137)	672,259	(7,124)	21.41
Nordson Corporation	2,751	653,968	13,719	(41.22)
3M Co.	5,446	653,084	(33,225)	99.83
Adobe, Inc.	1,940	652,868	10,096	(30.34)
Hilton Worldwide Holdings, Inc.	(4,984)	629,778	57,107	(171.59)
Nexstar Media Group, Inc. Class A	3,566	624,157	(25,415)	76.36
Visa, Inc. Class A	2,993	621,826	(4,109)	12.35
Cintas Corporation	1,355	611,945	(1,896)	5.70
Wells Fargo & Co.	14,556	601,017	(16,560)	49.76
Otis Worldwide Corporation	7,603	595,391	(2,378)	7.15
Automatic Data Processing, Inc.	2,456	586,640	(44,459)	133.59
Robert Half International, Inc.	7,706	568,934	8,525	(25.62)
Fortive Corporation	(8,848)	568,484	15,622	(46.94)
SEI Investments Co.	9,745	568,133	(20,897)	62.79
Americold Realty Trust REIT	(20,043)	567,417	13,528	(40.65)
National Retail Properties, Inc. REIT	12,395	567,195	(5,399)	16.22
Webster Financial Corporation	(11,713)	554,493	(66)	0.20
Marathon Petroleum Corporation	4,745	552,271	43,313	(130.14)
Incyte Corporation	6,790	545,373	(14,875)	44.70
Vail Resorts, Inc.	2,284	544,391	(43,205)	129.82
New York Times Co. (The) Class A	16,638	540,069	(40,801)	122.60
Boeing Co. (The)	(2,827)	538,515	(31,469)	94.56
Monolithic Power Systems, Inc.	1,484	524,757	(48,290)	145.10
NXP Semiconductor NV	3,313	523,553	(37,096)	111.46
Chemed Corporation	1,022	521,659	(7,626)	22.91
Oracle Corporation	(6,208)	507,442	(12,230)	36.75
American Tower Corporation REIT	(2,392)	506,769	1,969	(5.92)
Bruker Corporation	7,359	502,988	26,905	(80.84)
Abbott Laboratories	4,547	499,215	10,457	(31.42)
Highwoods Properties, Inc. REIT	17,710	495,526	(3,491)	10.49
Tradeweb Markets, Inc. Class A	(7,602)	493,598	(2,900)	8.71

See Notes to Financial Statements.

Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Lockheed Martin Corporation	1,001	$ 486,976	$ 4,912	(14.76)%
Parker-Hannifin Corporation	1,650	480,150	2,554	(7.67)
Pinnacle Financial Partners, Inc.	6,526	479,008	(8,406)	25.26
Marvell Technology, Inc.	(12,839)	475,557	57,103	(171.58)
General Dynamics Corporation	1,903	472,153	1,973	(5.93)
Range Resources Corporation	(18,866)	472,027	25,264	(75.91)
Oshkosh Corporation	(5,238)	461,939	(9,093)	27.32
Henry Schein, Inc.	5,768	460,690	(9,475)	28.47
LPL Financial Holdings, Inc.	(2,114)	456,983	11,922	(35.82)
Other	(1,089,949)	142,368,723	113,024	(339.63)
		$171,742,657	$ (33,281)	100.00%
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks:
Communication Services	$ 19,803	$ —	$ —	$ 19,803
Other ^^	20,426,450	20,426,450	—	—
Total Common Stocks	20,446,253	20,426,450	—	19,803
Corporate Bonds	35,918,265	—	35,918,265	—
Foreign Bonds	1,108,439	—	1,108,439	—
Foreign Common Stocks	722,912	722,912	—	—
Money Market Funds	89,411,592	89,411,592	—	—
Mortgage-Backed Securities	13,416,438	—	13,416,438	—
Mutual Funds	1,043,031	1,043,031	—	—
Preferred Stocks:
Financials	2,708,963	2,449,594	259,369	—
Industrials	567,967	196,543	371,424	—
Other ^^	278,650	—	278,650	—
Total Preferred Stocks	3,555,580	2,646,137	909,443	—
Purchased Options:
Call Swaptions	51,795	51,795	—	—
U.S. Treasury Obligations	124,593,617	—	124,593,617	—
Total Assets - Investments in Securities	$290,267,922	$114,301,917	$175,946,202	$ 19,803
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 948,331	$ —	$ 948,331	$ —
Futures Contracts	654,800	654,800	—	—
Swap Agreements	3,068,971	—	3,068,971	—
Total Assets - Other Financial Instruments	$ 4,672,102	$ 654,800	$ 4,017,302	$ —
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Common Stocks Sold Short	$(7,721,799)	$(7,721,799)	$ —	$ —
Foreign Common Stocks Sold Short	(99,312)	(99,312)	—	—
Rights Sold Short	—	—	—	—
Written Options:
Call Swaptions	(480,099)	(480,099)	—	—
Put Swaption	(1,076,015)	(1,076,015)	—	—
Total Written Options	(1,556,114)	(1,556,114)	—	—
Total Liabilities - Investments in Securities	$(9,377,225)	$(9,377,225)	$ —	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (969,846)	$ —	$ (969,846)	$ —
Futures Contracts	(1,006,934)	(1,006,934)	—	—
Swap Agreements	(2,724,248)	—	(2,724,248)	—
Total Liabilities - Other Financial Instruments	$(4,701,028)	$(1,006,934)	$(3,694,094)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
There were no transfers to or from Level 3 during the year ended December 31, 2022.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2022.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2022
Strategic Alternatives Fund
Assets
Investments in securities of unaffiliated issuers, at value	$281,651,883
Investments in securities of affiliated issuers, at value	8,616,039
Total investments, at value(1)	290,267,922
Cash	9,035,584
Cash collateral for derivatives	16,150,485
Deposits with broker for futures contracts	3,112,100
Foreign currency(2)	9,058
Upfront premiums paid from swap agreements	2,496,474
Receivables:
Dividends	353,377
Reclaims	1,740
Interest	347,998
From advisor	133,929
Investment securities sold	10,224,308
Fund shares sold	239,750
Unrealized appreciation on foreign currency exchange contracts	948,331
Prepaid expenses and other assets	6
Total Assets	333,321,062
Liabilities
Securities sold short, at value(3)	7,821,111
Options written, at value(4)	1,556,114
Upfront premiums received from swap agreements	2,774,565
Unrealized depreciation on foreign currency exchange contracts	969,846
Unrealized depreciation on swap agreements	33,281
Collateral from counterparty	2,880,324
Payables:
Investment securities purchased	29,422,161
Dividends on short sales	735
Fund shares redeemed	23,961
Variation margin on centrally cleared swaps	39,825
Variation margin on futures contracts	122,781
Accrued expenses:
Investment advisory fees	242,508
Shareholder servicing fees	10,821
Trustee fees	799
Other expenses	77,346
Total Liabilities	45,976,178
Net Assets	$287,344,884
Net Assets Consist of:
Paid-in-capital	$294,402,178
Distributable earnings (loss)	(7,057,294)
Net Assets	$287,344,884
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$236,559,332
Institutional shares outstanding	24,094,626
Net asset value, offering and redemption price per Institutional share	$ 9.82
Net assets applicable to the Investor Class	$ 50,785,552
Investor shares outstanding	5,201,020
Net asset value, offering and redemption price per Investor share	$ 9.76

(1)Investments in securities of unaffiliated issuers, at cost	$285,381,372
Investments in securities of affiliated issuers, at cost	8,616,039
Total investments, at cost	$293,997,411
(2)Foreign currency, at cost	$ 9,054
(3)Proceeds from securities sold short	$ 9,252,443
(4)Premiums received on options written	$ 1,457,564
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2022
Strategic Alternatives Fund
Investment Income
Dividends	$ 2,077,254
Income distributions received from affiliated funds	169,743
Interest	2,681,741
Less foreign taxes withheld	(1,730)
Total Investment Income	4,927,008
Expenses
Investment advisory fees	3,226,712
Transfer agent fees:
Institutional shares	4,546
Investor shares	14,248
Custodian fees	804,262
Shareholder servicing fees:
Investor shares	146,293
Accounting and administration fees	49,212
Professional fees	131,307
Blue sky fees:
Institutional shares	21,095
Investor shares	17,867
Shareholder reporting fees:
Institutional shares	4,395
Investor shares	9,571
Trustees expenses	2,386
Line of credit facility fees	1,331
Dividends on securities sold short	229,645
Other expenses	75,796
Total Expenses	4,738,666
Expenses waived/reimbursed	(710,565)
Net Expenses	4,028,101
Net Investment Income	898,907
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Capital gain distributions received from affiliated funds	240
Investment securities	(6,677,578)
Investment securities sold short	3,848,139
Futures transactions	2,999,244
Swap agreements	4,005,165
Option contracts written	(1,424,673)
Option contracts purchased	(53,404)
Forward foreign currency contracts	609,462
Foreign currency	(128,461)
Net realized gain	3,178,134
Net change in unrealized appreciation (depreciation) on:
Investment securities	(5,085,395)
Investment securities sold short	1,166,629
Futures	(117,556)
Swap agreements	(2,042,836)
Option contracts written	(248,048)
Option contracts purchased	23,376
Forward foreign currency contracts	(264,556)
Foreign currency	1,339
Net change in unrealized appreciation (depreciation)	(6,567,047)
Net Realized and Unrealized Loss	(3,388,913)
Net Decrease in Net Assets Resulting from Operations	$(2,490,006)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Strategic Alternatives Fund
	For the Year Ended
	12/31/22	12/31/21

Operations:
Net investment income (loss)	$ 898,907	$ (1,623,453)
Net realized gain on investment securities, foreign currency and derivatives	3,178,134	16,465,591
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	(6,567,047)	1,134,034
Net increase (decrease) in net assets resulting from operations	(2,490,006)	15,976,172
Distributions to Shareholders:
Distributions paid
Institutional shares	(9,783,955)	(4,703,936)
Investor shares	(1,902,911)	(537,123)
Return of capital
Institutional shares	—	—
Investor shares	—	—
Total distributions	(11,686,866)	(5,241,059)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	68,880,884	49,942,634
Investor shares	42,431,998	7,143,417
Reinvestment of dividends and distributions
Institutional shares	8,379,830	4,701,917
Investor shares	1,902,455	536,950
Total proceeds from shares sold and reinvested	121,595,167	62,324,918
Value of shares redeemed
Institutional shares	(141,393,501)	(38,806,306)
Investor shares	(30,360,422)	(15,350,178)
Total value of shares redeemed	(171,753,923)	(54,156,484)
Net increase (decrease) from capital share transactions(1)	(50,158,756)	8,168,434
Total increase (decrease) in net assets	(64,335,628)	18,903,547
Net Assets:
Beginning of Year	351,680,512	332,776,965
End of Year	$ 287,344,884	$351,680,512

(1)	See Note 6 in Notes to Financial Statements.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income/ (Loss), Net	Portfolio Turnover Rate
Strategic Alternatives Fund
Institutional Class
2022	$10.29	$ 0.03	$(0.09)	$(0.06)	$(0.04)	$(0.37)	$(0.41)	$ 9.82	(0.56)%	$236,559	1.15%(1)	1.36%(1)	0.31%	327%
2021	9.96	(0.05)	0.54	0.49	(0.02)	(0.14)	(0.16)	10.29	4.96	312,466	1.09(1)	1.17(1)	(0.46)	377
2020	10.13	0.08	(0.10)	(0.02)	(0.14)	(0.01)	(0.15)	9.96	(0.20)	287,088	1.10(1)	1.10(1)	0.82	483
2019	9.87	0.13	0.36	0.49	(0.19)	(0.04)	(0.23)	10.13	4.93	330,017	1.12(1)	1.12(1)	1.32	364
2018	10.07	0.20	(0.19)	0.01	(0.18)	(0.03)	(0.21)	9.87	0.15	320,404	1.01(1)	1.02(1)	1.96	172
Investor Class
2022	$10.23	$ 0.01	$(0.10)	$(0.09)	$(0.01)	$(0.37)	$(0.38)	$ 9.76	(0.91)%	$ 50,786	1.46%(1)	1.67%(1)	0.06%	327%
2021	9.92	(0.08)	0.53	0.45	—	(0.14)	(0.14)	10.23	4.57	39,214	1.41(1)	1.52(1)	(0.76)	377
2020	10.13	0.06	(0.11)	(0.05)	(0.15)	(0.01)	(0.16)	9.92	(0.51)	45,689	1.36(1)	1.36(1)	0.59	483
2019	9.87	0.10	0.36	0.46	(0.16)	(0.04)	(0.20)	10.13	4.62	56,076	1.46(1)	1.46(1)	0.99	364
2018	10.07	0.17	(0.19)	(0.02)	(0.15)	(0.03)	(0.18)	9.87	(0.17)	66,652	1.36(1)	1.37(1)	1.65	172

#	Calculated using the average shares outstanding method.
(1)	The ratio for the Strategic Alternatives Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.14%, 0.10%, 0.11%, 0.04%, and 0.07% for the years 2018, 2019, 2020, 2021 and 2022.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
1.  DESCRIPTION OF THE FUNDS
GuideStone Funds (the “Trust”) was organized as a Delaware statutory trust on March 2, 2000. The Trust has established 26 series (each, a “Fund” and together, the “Funds”). Each Fund, except the Growth Equity Fund (as of November 1, 2022), is a diversified, open-end management investment company,  registered under the Investment Company Act of 1940, as amended (the “1940 Act”).
The MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund are each referred to as a “Target Date Fund” and together as the “Target Date Funds.”
The Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund are each referred to as a “Target Risk Fund” and together as the “Target Risk Funds.”
The remaining Funds are each referred to as a “Select Fund” and are together referred to as the “Select Funds.” The Money Market Fund is referred to as the “Money Market Fund.” The Low-Duration Bond Fund, Medium-Duration Bond Fund and Global Bond Fund are together referred to as the “Fixed Income Funds.”
The Defensive Market Strategies® Fund, Equity Index Fund, Value Equity Index Fund (commenced operations on August 31, 2022), Value Equity Fund, Growth Equity Index Fund (commenced operations on August 31, 2022), Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund are together referred to as the “Equity Funds.”
The Global Impact Fund is referred to as the "Impact Fund."
The Global Real Estate Securities Fund is referred to as the “Real Assets Fund.”
The Strategic Alternatives Fund is referred to as the “Strategic Alternatives Fund.”
There are two classes of shares issued by the Funds — the Institutional Class and the Investor Class (each, a “Class” and together the “Classes”). All Classes of shares have identical voting, dividend and liquidation rights. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each Class of shares based upon its relative net assets.
Each Fund is a separate mutual fund with its own investment objective, strategies and risks. The Select Funds invest directly in particular types of fixed-income obligations, stocks and other investments. The Target Date and Target Risk Funds primarily invest in a different mix of the Select Funds to meet a specified investment strategy. The Target Date and Target Risk Funds are commonly referred to as “Fund of Funds.”
  2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires the Funds’ management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be significant.

a. Valuation of Securities
Each Fund, except the Money Market Fund, values securities traded on national securities exchanges or included in national market systems at the last quoted sale price, or official close price, on the principal exchange on which they were traded, or, in the absence of any sale or official close price, at the closing bid price. Non-exchange traded securities for which an over-the-counter quotation is readily available are valued at the last quoted bid price.
Debt securities, excluding asset-backed and mortgage-backed securities, are valued at the mean of the last bid and ask prices available, which approximates fair value. Asset-backed and mortgage-backed securities are generally valued at the last bid price, if available.
Short-term securities maturing in more than 60 days from the valuation date are valued at the mean of the last bid and ask prices; those maturing in 60 days or less are generally valued at amortized cost which approximates current market value.
Forward foreign currency contracts are valued based upon closing exchange rates from each respective foreign market.
Futures contracts are valued at the closing settlement price on the exchange on which they are primarily traded.
Options, rights and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options, rights and warrants not traded on a national securities exchange are valued at the last quoted bid price.
Swap agreements are valued daily based upon the terms specific to each agreement with its counterparty. (Please see Note 2.i., “Derivative Financial Instruments” for additional information regarding the valuation of swap agreements).
Non-deliverable bond forward contracts are valued daily based upon the terms specific to each agreement with its counterparty. (Please see Note 2.i., “Derivative Financial Instruments” for additional information regarding the valuation of non-deliverable bond forward contracts).
To the extent available, valuations of portfolio securities are provided by independent pricing services approved by the Valuation Designee, which consists of the voting member of the Valuation Committee. Securities for which market quotations are not readily available are valued at fair value according to methods established by the Valuation Designee. Due to the potential excessive volatility at the time valuations are developed, pricing may materially vary from the actual amounts realized upon sale of the securities.
For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its Net Asset Value (“NAV”). The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its NAV if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector. If management becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its NAV, a Valuation Committee meeting may be called. The Funds use Intercontinental Exchange (“ICE”) as a third party fair valuation vendor. ICE provides a fair value for foreign equity securities held by the Funds based on certain factors and methodologies applied by ICE in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Valuation Designee in consultation with the Board of Trustees. The specific threshold can be set to 0.00% such that the adjustments to fair value for market movements occur daily to strike a more accurate NAV according to the most recently available information. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. As part of the valuation procedures, a “confidence level” is used, where the predictions of the model must exceed some multiple of the model's standard error. This amount is determined by the confidence level which indicates the degree of certainty that the historical correlation between a given equity and it's in sample evaluated prices is not equal to zero. In the event that the threshold established by the valuation procedures is exceeded on a specific day, the Funds will typically value non-U.S. equity securities in its portfolio that exceed the applicable confidence interval based upon the fair values provided by ICE.
Each Fund values their investments in underlying Funds daily at the closing NAV of each respective Fund.
The Financial Accounting Standards Board’s “Fair Value Measurements and Disclosures” defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorizations of fair value measurements, and the criteria used to determine each categorization, are as follows:
Level 1 – quoted prices in active markets for identical securities
Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)
Valuation levels are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the requirements of U.S. GAAP, the amounts of transfers in and out of level 3, if material, are disclosed in the Note to Schedule of Investments for each respective fund.
b. Fixed Income Securities
The Fixed Income Funds, the Money Market Fund, the Impact Fund and the Strategic Alternatives Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and/or other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by  fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.
Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.
“TBA” (to be announced) commitments are commitments to purchase or sell mortgage-backed securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund’s other assets. Unsettled TBAs are valued at the current market value of the underlying securities, according to the procedures described in the section entitled “Valuation of Securities.”
The Fixed Income Funds and the Global Impact Fund may enter into dollar roll transactions, pursuant to which they sell a mortgage-backed TBA or security and simultaneously purchase a similar, but not identical, TBA with the same issuer, rate and terms. The Funds may execute a “roll” to obtain better underlying mortgage securities or to increase yield. The Funds account for dollar roll transactions as purchases and sales, which has the effect of increasing their portfolio turnover rates. Risks associated with dollar rolls are that actual mortgages received by the Funds may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts.
U.S. government securities are obligations of and, in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. The U.S. government does not guarantee the NAV of the Funds’ shares. Some U.S. government securities, such as Treasury bills, notes and bonds and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.

Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.
c. Foreign Currency Translations
Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal year-end, resulting from changes in the exchange rate.
d. Loan Participations
The Fixed Income Funds, Defensive Market Strategies® Fund, Strategic Alternatives Fund, and Impact Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate borrowers. Investments in loans may be in the form of participations in loans. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The holder may invest in multiple series of a loan, which may have varying terms and carry different associated risks. The holder generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, these instruments may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When investing in a loan participation, the holder has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
The Fixed Income Funds, Defensive Market Strategies® Fund, Strategic Alternatives Fund and Impact Fund may invest in floating rate loans, some of which may be unfunded corporate loan commitments (“commitments”). Commitments may obligate the holder to furnish temporary financing to a borrower until permanent financing can be arranged. The holder may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the holder may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense on the Statements of Operations.
e. REITs
The Fixed Income Funds, Real Assets Fund, the Impact Fund, the Select Funds and the Equity Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general.

Dividend income from REITs is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.
f. Repurchase Agreements
Each Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. It is the Fund’s policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities, or by other securities sufficiently guaranteed and liquid in accordance with Rule 5b-3 under the 1940 Act. Any repurchase agreement entered into by a Fund will be collateralized by at least 100% of the repurchase price (including accrued interest) for repurchase agreements collateralized by U.S. Government securities or cash, and at least 102% of the repurchase price (including accrued interest) for other types of collateral. All collateral is held by the Fund’s custodian bank or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.
Repurchase transactions are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.
At December 31, 2022, the open repurchase agreements by counterparty which are subject to an MRA on a net payment basis are as follows:
Fund/Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received(1)	Cash Collateral Received	Net Amount(2)
Money Market
Bank of Nova Scotia	$ 85,000,000	$ (85,000,000)	$ —	$ —
BNP Paribas	85,000,000	(85,000,000)	—	—
Citigroup Global Markets, Inc.	85,000,000	(85,000,000)	—	—
Goldman Sachs & Co.	85,000,000	(85,000,000)	—	—
Mitsubishi UFJ Securities USA, Inc.	98,000,000	(98,000,000)	—	—
Mizuho Securities USA, Inc.	85,000,000	(85,000,000)	—	—
Morgan Stanley	100,000,000	(100,000,000)	—	—
Natixis S.A.	84,000,000	(84,000,000)	—	—
TD Securities USA LLC	75,000,000	(75,000,000)	—	—
Total Repurchase Agreements	$ 782,000,000	$ (782,000,000)	$ —	$ —
Medium-Duration Bond
Citigroup Global Markets, Inc.	$ 100,200,000	$ (100,200,000)	$ —	$ —
J.P. Morgan Securities LLC	100,300,000	(100,300,000)	—	—
Total Repurchase Agreements	$ 200,500,000	$ (200,500,000)	$ —	$ —
(1) The value of the related collateral received exceeded the value of the repurchase agreement as of December 31, 2022.
(2) Net amount represents the net amount of receivable due from (payable to) the counterparty in the event of a default.
Additional information about netting arrangements under the Master Agreements can be found in the Derivative Financial Instruments and Securities Lending sections of the Notes to Financial Statements.

g. Short Sales
A short sale is a transaction in which a Fund sells a security it does not own. The Fund’s obligation to replace the security borrowed and sold short will be collateralized by cash equivalents maintained in a segregated account with the broker. Cash deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss; and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs.
The Fixed Income Funds, Strategic Alternatives Fund, and Impact Fund may sell short U.S. Treasury securities and derivatives such as, but not limited to, swaps, futures contracts and currency forwards to manage risk (e.g., duration, currency, credit, etc.). The Fixed Income Funds may occasionally enter into a short sale to initiate a dollar roll transaction. The Low-Duration Bond Fund may be involved in dollar roll transactions with U.S. Treasury securities throughout the year. The Strategic Alternatives Fund may establish short positions in stocks of companies with a market value of up to 40% of the Fund's assets. The Defensive Market Strategies® Fund may establish short positions in stocks of companies with a market value of up to 30% of the Fund’s assets. The International Equity Fund may establish short positions in stocks of foreign companies with a market value of up to 10% of the Fund’s assets.
At December 31, 2022, the values of securities sold short in the International Equity Fund and the Strategic Alternatives Fund amounted to $355,459 and $7,821,111, respectively.
h. Synthetic Convertible Instruments
The Defensive Market Strategies® Fund establishes synthetic convertible instruments. Synthetic convertible instruments combine fixed-income securities (which may be convertible or non-convertible) with the right to acquire equity securities. In establishing a synthetic instrument, a basket of fixed-income securities are pooled with a basket of options or warrants that produce the characteristics similar to a convertible security. The risks of investing in synthetic convertible instruments include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with synthetic convertible instruments and the appreciation potential may be limited. Synthetic convertible instruments may be more volatile and less liquid than other investments held by the Fund.
i. Derivative Financial Instruments
The Funds may engage in various portfolio strategies to seek to increase their return by hedging their portfolios against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract. The Funds, in their normal course of business, may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ exposure may include future claims that may be made against the Funds that have not yet occurred.
FASB “Derivatives and Hedging” includes required disclosure for (i) the nature and terms of the derivative, reasons for entering into the derivative, the events or circumstances that would require the seller to perform under the derivative, and the current status of the payment/performance risk of the derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the derivative, (iii) the fair value of the derivative and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. FASB “Guarantees” require additional disclosures about the current status of the payment/performance risk of a guarantee. All of this information has been incorporated for the current period as part of the Schedules of Investments within the Swap agreements outstanding disclosure and in the Notes to Financial Statements.

Financial Futures Contracts — The Funds (except the Money Market Fund) may purchase or sell financial futures contracts and the options on such futures contracts for the purpose of hedging risk on existing securities, demonstrating purchase of securities or gaining market exposure on cash balances. Financial futures contracts are contracts for the delivery of securities at a specified future date at an agreed upon price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected.
Pursuant to the contract, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such payments or receipts are known as variation margin and are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.
Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.
Foreign Currency Options and Futures — The Fixed Income Funds, the Impact Fund, the Strategic Alternatives Fund and the Defensive Market Strategies® Fund may also enter into futures contracts on foreign currencies and related options on transactions as a short or long hedge against possible variations in foreign exchange rates.
Forward Foreign Currency Contracts — Certain Funds may enter into forward foreign currency contracts to hedge against adverse exchange rate fluctuation to the U.S. dollar or between different foreign currencies in connection with either specific security transactions or portfolio positions. Each contract is valued daily and the change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the opening value and the closing value of the contract. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
Non-Deliverable Bond Forward Contracts — A non-deliverable bond forward is a short term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked-to-market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by the Fund on a daily basis, and realized gains or losses are recorded on the termination date or sale of a contract
Options — Certain Funds are authorized to write and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party and that party’s ability to perform. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. Each Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.
When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options on the Statements of Assets and Liabilities.
Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap agreement on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed-rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers. When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption.
Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the associated option and swap agreement amounts reported in the Statements of Assets and Liabilities. The Funds bear the market risk arising from any change in index values or interest rates.
Swap Agreements — Each Select Fund, except the Money Market Fund, may enter into swap agreements, such as total return swaps. The Equity Funds may enter into equity swap agreements, and the International Equity Fund and Emerging Markets Equity Fund may also enter into cross-currency swap agreements. The Fixed Income Funds may enter into interest rate, credit default, and cross-currency swap agreements. The Strategic Alternatives Fund may enter into equity and interest rate swap agreements.
Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A swap may be entered into in order to, among other things, change the maturity of a Fund’s portfolio, to protect a Fund’s value from changes in interest rates, to expose a Fund to a different security or market or to help a Fund achieve a strategy relative to an index or other benchmark. By entering into a swap agreement, a Fund is exposed to the risk of unanticipated movements in interest rates or in the value of an underlying security or index (or the risk that the counterparty will not fulfill its obligation under the agreement).
Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available; and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Fund’s sub-adviser.
Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.
Certain Funds’ derivative agreements contain provisions that require a Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over one-month, three-month and 12-month periods. If a Fund were to violate such provisions, the counterparties to the derivative instruments could request immediate payment or demand immediate collateralization on derivative instruments in net liability positions. For the year ended December 31, 2022, all of the Funds maintained the required level of net assets and/or the NAVs of the Funds did not decline below the limits set forth in the derivative agreements.
Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.
Credit Default Swaps — Credit default swap (“CDS”) agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on CDS agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. In connection with these agreements, securities are set aside as collateral by the Fund’s custodian.
Upfront payments made or received in connection with CDS agreements are amortized over the expected life of the CDS agreements as unrealized gains or losses on swap agreements. The change in value of the CDS agreements is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.
The sub-advisers monitor a variety of factors including cash flow assumptions, market activity, market sentiment and valuation as part of their ongoing process of assessing payment and performance risk. As payment and performance risk increases, the value of a CDS increases, resulting in recognition of unrealized gains for long positions and unrealized losses for short positions. Conversely, as payment and performance risk decreases, unrealized gains are recognized for short positions and unrealized losses are recognized for long positions. Any current or future declines in the fair value of the swap may be partially offset by upfront payments received by the Fund as a seller of protection if applicable. The change in value is recorded within unrealized appreciation (depreciation) until the occurrence of a credit event or the termination of the swap, at which time a realized gain (loss) is recorded.
If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
CDS agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use CDS on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.
CDS agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike CDS on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write down or loss events on the underlying loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use CDS on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation's default.
CDS agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indexes are traded using CDS with standardized terms including a fixed spread and standard maturity dates. An index CDS references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. A Fund may use CDS on credit indexes to hedge a portfolio of CDS or bonds with a CDS on indexes which is less expensive than it would be to buy many CDS to achieve a similar effect. CDS on indexes are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of CDS agreements on corporate issues or sovereign issues of an emerging country as of year-end are disclosed in the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For CDS agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection CDS agreements entered into by a Fund for the same referenced entity or entities.
CDS involve greater risks than if the Funds had invested in the referenced obligation directly. In addition to general market risks, CDS are subject to liquidity risk and counterparty credit risk. The Funds enter into CDS with counterparties meeting defined criteria for financial strength. A buyer also may lose its investment and recover nothing should a credit event not occur. If a credit event did occur, the value of the referenced obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value.
The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a CDS agreement equals the notional amount of the agreement. Notional amounts of each individual CDS agreement outstanding as of year-end for which a Fund is the seller of protection are disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection CDS agreements entered into by a Fund for the same referenced entity or entities.
Centrally Cleared Swap Agreements — Centrally cleared swaps are either interest rate or CDS agreements brokered by the Chicago Mercantile Exchange, London Clearing House or the Intercontinental Exchange (the “Exchanges”) where the Exchanges are the counterparty to both the buyer and seller of protection. Centrally cleared swaps involve a lesser degree of risk because the Exchanges, as counterparties, monitor risk factors for the involved parties. Centrally cleared swaps are subject to general market risks and to liquidity risk. Pursuant to the agreement, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract (the “margin”) and daily interest on the margin. In the case of centrally cleared interest rate swaps, the daily settlement also includes the daily portion of interest. Such payments are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.
Centrally cleared swaps require no payments at the beginning of the measurement period nor are there liquidation payments at the termination of the swap.
Cross-Currency Swap Agreements — Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap agreements may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows but only for exchanging interest cash flows.
Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.
Total Return Swap Agreements — Total return swap agreements on commodities involve commitments where exchanged cash flows are based on the price of a commodity and in return a Fund receives either fixed or determined by floating price rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indexes involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.
Forward Rate Agreements — Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Funds enter into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.
Variance Swap Agreements — Variance swap agreements involve two parties exchanging cash payments based on the difference between the stated level of variance (“Variance Strike Price”) and the actual variance realized on an underlying asset or index. As a receiver of the realized price variance, a Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, a Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. A Fund may enter into variance swaps in an attempt to hedge market risk or adjust exposure to the markets.
Offsetting of Financial and Derivative Assets and Liabilities
Certain Funds are parties to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“MA”) with various counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The ISDA MA may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the ISDA MA, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s portfolio or Statements of Assets and Liabilities. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to an ISDA MA in the Statements of Assets and Liabilities.

At December 31, 2022, derivative assets and liabilities (by type) held by the Funds are as follows:
Fund	Assets	Liabilities
Low-Duration Bond
Derivative Financial Instruments:
Futures contracts	$ —	$ 91,419
Forward foreign currency contracts	100,558	1,308,380
Centrally cleared swaps	—	48,478
Swap agreements	20,548	—
Total derivative assets and liabilities in the Statements of Assets and Liabilities	121,106	1,448,277
Derivatives not subject to an ISDA MA or similar agreement	3,245	243,612
Total assets and liabilities subject to an ISDA MA	$ 117,861	$ 1,204,665
Medium-Duration Bond
Derivative Financial Instruments:
Futures contracts	$ 33,718	$ —
Forward foreign currency contracts	1,238,356	1,853,680
Options	415,793	1,257,073
Centrally cleared swaps	—	193,969
Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,687,867	3,304,722
Derivatives not subject to an ISDA MA or similar agreement	306,958	327,893
Total assets and liabilities subject to an ISDA MA	$ 1,380,909	$ 2,976,829
Global Bond
Derivative Financial Instruments:
Futures contracts	$ —	$ 62,779
Forward foreign currency contracts	34,349,572	36,640,270
Options	19,648	—
Centrally cleared swaps	—	195
Total derivative assets and liabilities in the Statements of Assets and Liabilities	34,369,220	36,703,244
Derivatives not subject to an ISDA MA or similar agreement	19,648	63,298
Total assets and liabilities subject to an ISDA MA	$34,349,572	$36,639,946
Defensive Market Strategies®
Derivative Financial Instruments:
Futures contracts	$ —	$ 272,747
Forward foreign currency contracts	3,732	168,913
Options	41,836,926	5,285,945
Total derivative assets and liabilities in the Statements of Assets and Liabilities	41,840,658	5,727,605
Derivatives not subject to an ISDA MA or similar agreement	41,840,658	5,727,605
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Global Impact
Derivative Financial Instruments:
Futures contracts	$ —	$ 69,803
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	69,803
Derivatives not subject to an ISDA MA or similar agreement	—	69,803
Total assets and liabilities subject to an ISDA MA	$ —	$ —

Fund	Assets	Liabilities
Equity Index
Derivative Financial Instruments:
Futures contracts	$ —	$ 303,150
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	303,150
Derivatives not subject to an ISDA MA or similar agreement	—	303,150
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Value Equity Index
Derivative Financial Instruments:
Futures contracts	$ —	$ 20,371
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	20,371
Derivatives not subject to an ISDA MA or similar agreement	—	20,371
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Value Equity
Derivative Financial Instruments:
Forward foreign currency contracts	$ 77,932	$ 184,781
Total derivative assets and liabilities in the Statements of Assets and Liabilities	77,932	184,781
Derivatives not subject to an ISDA MA or similar agreement	77,932	184,781
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Growth Equity Index
Derivative Financial Instruments:
Futures contracts	$ —	$ 28,917
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	28,917
Derivatives not subject to an ISDA MA or similar agreement	—	28,917
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Small Cap Equity
Derivative Financial Instruments:
Forward foreign currency contracts	$ 4,711	$ 35
Total derivative assets and liabilities in the Statements of Assets and Liabilities	4,711	35
Derivatives not subject to an ISDA MA or similar agreement	4,711	35
Total assets and liabilities subject to an ISDA MA	$ —	$ —
International Equity Index
Derivative Financial Instruments:
Futures contracts	$ —	$ 336,675
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	336,675
Derivatives not subject to an ISDA MA or similar agreement	—	336,675
Total assets and liabilities subject to an ISDA MA	$ —	$ —

Fund	Assets	Liabilities
International Equity
Derivative Financial Instruments:
Futures contracts	$ 23,898	$ —
Forward foreign currency contracts	5,468,314	4,571,097
Swap agreements	4,195,174	310,783
Total derivative assets and liabilities in the Statements of Assets and Liabilities	9,687,386	4,881,880
Derivatives not subject to an ISDA MA or similar agreement	23,898	—
Total assets and liabilities subject to an ISDA MA	$ 9,663,488	$ 4,881,880
Emerging Markets Equity
Derivative Financial Instruments:
Futures contracts	$ —	$ 227,634
Forward foreign currency contracts	2,959,303	3,878,678
Swap agreements	334,403	612,501
Total derivative assets and liabilities in the Statements of Assets and Liabilities	3,293,706	4,718,813
Derivatives not subject to an ISDA MA or similar agreement	—	227,634
Total assets and liabilities subject to an ISDA MA	$ 3,293,706	$ 4,491,179
Strategic Alternatives
Derivative Financial Instruments:
Futures contracts	$ —	$ 122,781
Forward foreign currency contracts	948,331	969,846
Options	51,795	1,556,114
Centrally cleared swaps	—	39,825
Swap agreements	—	33,281
Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,000,126	2,721,847
Derivatives not subject to an ISDA MA or similar agreement	—	162,606
Total assets and liabilities subject to an ISDA MA	$ 1,000,126	$ 2,559,241
The futures contracts and centrally cleared swap agreements shown above represent the variation margin shown on the Statements of Assets and Liabilities, which is the daily change in the unrealized appreciation (depreciation) for open futures and centrally cleared swap agreements.
At December 31, 2022, derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA MA and net of the related collateral (received)/pledged by the Trust are as follows:
Fund/Sub-adviser/Counterparty	Derivative Assets Subject to an ISDA MA	Derivative Liabilities Subject to an ISDA MA	Value of Derivatives Subject to an ISDA MA	Collateral (Received)/ Pledged	Net Exposure
Low-Duration Bond
Sub-adviser A
Other Counterparties*	$ 20,548	$ —	$ 20,548	$ (20,548)	$ —
Sub-adviser B
Other Counterparties*	58,571	(1,203,345)	(1,144,774)	461,226	(683,548)
Sub-adviser C
Other Counterparties*	38,742	(1,320)	37,422	—	37,422
Total Derivatives	$117,861	$(1,204,665)	$(1,086,804)	$440,678	$(646,126)

Fund/Sub-adviser/Counterparty	Derivative Assets Subject to an ISDA MA	Derivative Liabilities Subject to an ISDA MA	Value of Derivatives Subject to an ISDA MA	Collateral (Received)/ Pledged	Net Exposure
Medium-Duration Bond
Sub-adviser A
Other Counterparties*	$ 129,482	$ (1,082,641)	$ (953,159)	$ 1,026,891	$ 73,732
Sub-adviser B
Other Counterparties*	471,662	(995,205)	(523,543)	310,425	(213,118)
Sub-adviser C
Other Counterparties*	779,765	(898,983)	(119,218)	244,906	125,688
Total Derivatives	$ 1,380,909	$ (2,976,829)	$ (1,595,920)	$ 1,582,222	$ (13,698)
Global Bond
Sub-adviser A
CITI	$ 3,055,766	$ (224,028)	$ 2,831,738	$ —	$ 2,831,738
Other Counterparties*	880,047	(1,506,748)	(626,701)	400,000	(226,701)
	3,935,813	(1,730,776)	2,205,037	400,000	2,605,037
Sub-adviser B
SS	4,466,503	(23,349,391)	(18,882,888)	17,830,000	(1,052,888)
SC	15,703,867	(2,738,349)	12,965,518	(12,160,000)	805,518
Other Counterparties*	10,243,389	(8,821,430)	1,421,959	(1,338,527)	83,432
	30,413,759	(34,909,170)	(4,495,411)	4,331,473	(163,938)
Total Derivatives	$34,349,572	$(36,639,946)	$ (2,290,374)	$ 4,731,473	$ 2,441,099
International Equity
Sub-adviser A
Other Counterparties*	$ 9,663,488	$ (4,881,880)	$ 4,781,608	$ (4,781,608)	$ —
Total Derivatives	$ 9,663,488	$ (4,881,880)	$ 4,781,608	$ (4,781,608)	$ —
Emerging Markets Equity
Sub-adviser A
Other Counterparties*	$ 3,293,706	$ (3,940,491)	$ (646,785)	$ 646,785	$ —
Sub-adviser B
MSCS	—	(471,078)	(471,078)	—	(471,078)
Other Counterparties*	—	(79,610)	(79,610)	—	(79,610)
	—	(550,688)	(550,688)	—	(550,688)
Total Derivatives	$ 3,293,706	$ (4,491,179)	$ (1,197,473)	$ 646,785	$ (550,688)
Strategic Alternatives
Sub-adviser B
Other Counterparties*	$ 1,000,126	$ (2,525,960)	$ (1,525,834)	$ 1,525,834	$ —
Sub-adviser C
Other Counterparties*	—	(33,281)	(33,281)	33,281	—
Total Derivatives	$ 1,000,126	$ (2,559,241)	$ (1,559,115)	$ 1,559,115	$ —
*Other Counterparties represent amounts that are held with counterparties where the absolute value of the total net exposure is less than 0.05% of the net assets of the respective Fund. Those holdings are deemed individually immaterial to the respective Fund and are listed collectively.
Additional information about netting arrangements under the Master Agreements can be found in the Derivative Financial Instruments and Securities Lending sections of the Notes to Financial Statements.

Derivative Holdings Categorized by Risk Exposure
FASB “Derivatives and Hedging” also requires all companies to disclose information intended to enable financial statement users to understand how and why the entity uses derivative instruments, how derivatives are accounted for, and how derivative instruments affect the entity’s financial position, results of operations, and cash flows.
Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Interest rate contracts	Investments in securities of unaffiliated issuers, at value	Options written, at value
	Receivables: Variation margin*	Payables: Variation margin*
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Foreign exchange contracts	Investments in securities of unaffiliated issuers, at value	Options written, at value
	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts
Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Equity contracts	Investments in securities of unaffiliated issuers, at value	Options written, at value
	Receivables: Variation margin*	Payables: Variation margin*
*The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for open futures and centrally cleared swap agreements. The variation margin presented below is the cumulative change in unrealized appreciation (depreciation) from the date the contract was opened until December 31, 2022.
	Asset Derivative Value
Fund	Total Value at 12/31/22	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Low-Duration Bond
Forwards	$ 100,558	$ —	$ 100,558	$ —	$ —
Futures	659,268	659,268	—	—	—
Swaps	344,378	419	—	343,959	—
Totals	$ 1,104,204	$ 659,687	$ 100,558	$ 343,959	$ —
Medium-Duration Bond
Forwards	$ 1,238,356	$ —	$ 1,238,356	$ —	$ —
Futures	4,304,009	4,304,009	—	—	—
Purchased Options	415,793	415,793	—	—	—
Swaps	14,692,783	14,023,936	—	668,847	—
Totals	$ 20,650,941	$ 18,743,738	$ 1,238,356	$ 668,847	$ —
Global Bond
Forwards	$ 34,349,572	$ —	$ 34,349,572	$ —	$ —
Futures	696,454	696,454	—	—	—
Purchased Options	19,648	10,019	9,629	—	—
Swaps	24,324	—	—	24,324	—
Totals	$ 35,089,998	$ 706,473	$ 34,359,201	$ 24,324	$ —

	Asset Derivative Value
Fund	Total Value at 12/31/22	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Defensive Market Strategies®
Forwards	$ 3,732	$ —	$ 3,732	$ —	$ —
Futures	137,305	137,305	—	—	—
Purchased Options	41,836,926	—	—	—	41,836,926
Totals	$ 41,977,963	$ 137,305	$ 3,732	$ —	$ 41,836,926
Global Impact
Futures	$ 43,364	$ 42,711	$ 653	$ —	$ —
Value Equity
Forwards	$ 77,932	$ —	$ 77,932	$ —	$ —
Small Cap Equity
Forwards	$ 4,711	$ —	$ 4,711	$ —	$ —
International Equity
Forwards	$ 5,468,314	$ —	$ 5,468,314	$ —	$ —
Futures	1,781,820	—	—	—	1,781,820
Swaps	4,195,174	—	—	—	4,195,174
Totals	$ 11,445,308	$ —	$ 5,468,314	$ —	$ 5,976,994
Emerging Markets Equity
Forwards	$ 2,959,303	$ —	$ 2,959,303	$ —	$ —
Futures	65,216	—	—	—	65,216
Swaps	334,403	—	—	—	334,403
Totals	$ 3,358,922	$ —	$ 2,959,303	$ —	$ 399,619
Strategic Alternatives
Forwards	$ 948,331	$ —	$ 948,331	$ —	$ —
Futures	654,800	469,187	60,080	—	125,533
Purchased Options	51,795	51,795	—	—	—
Swaps	3,068,971	3,068,971	—	—	—
Totals	$ 4,723,897	$ 3,589,953	$ 1,008,411	$ —	$ 125,533

	Liabilities Derivative Value
Fund	Total Value at 12/31/22	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Low-Duration Bond
Forwards	$ 1,308,380	$ —	$ 1,308,380	$ —	$ —
Futures	47,998	47,998	—	—	—
Swaps	2,633,131	2,592,255	—	40,876	—
Totals	$ 3,989,509	$ 2,640,253	$ 1,308,380	$ 40,876	$ —

	Liabilities Derivative Value
Fund	Total Value at 12/31/22	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Medium-Duration Bond
Forwards	$ 1,853,680	$ —	$ 1,853,680	$ —	$ —
Futures	2,576,758	2,576,758	—	—	—
Written Options	1,257,073	1,257,073	—	—	—
Swaps	12,734,912	11,288,545	—	1,446,367	—
Totals	$ 18,422,423	$ 15,122,376	$ 1,853,680	$ 1,446,367	$ —
Global Bond
Forwards	$ 36,640,270	$ —	$ 36,640,270	$ —	$ —
Futures	1,934,717	1,934,717	—	—	—
Swaps	742,858	216,636	—	526,222	—
Totals	$ 39,317,845	$ 2,151,353	$ 36,640,270	$ 526,222	$ —
Defensive Market Strategies®
Forwards	$ 168,913	$ —	$ 168,913	$ —	$ —
Futures	2,482,739	2,482,739	—	—	—
Written Options	5,285,945	—	—	—	5,285,945
Totals	$ 7,937,597	$ 2,482,739	$ 168,913	$ —	$ 5,285,945
Global Impact
Futures	$ 124,159	$ 38,572	$ —	$ —	$ 85,587
Equity Index
Futures	$ 2,362,116	$ —	$ —	$ —	$ 2,362,116
Value Equity Index
Futures	$ 219,306	$ —	$ —	$ —	$ 219,306
Value Equity
Forwards	$ 184,781	$ —	$ 184,781	$ —	$ —
Growth Equity Index
Futures	$ 322,797	$ —	$ —	$ —	$ 322,797
Small Cap Equity
Forwards	$ 35	$ —	$ 35	$ —	$ —
International Equity Index
Futures	$ 607,447	$ —	$ —	$ —	$ 607,447
International Equity
Forwards	$ 4,571,097	$ —	$ 4,571,097	$ —	$ —
Futures	2,995,868	—	—	—	2,995,868
Swaps	310,783	—	—	—	310,783
Totals	$ 7,877,748	$ —	$ 4,571,097	$ —	$ 3,306,651
Emerging Markets Equity
Forwards	$ 3,878,678	$ —	$ 3,878,678	$ —	$ —
Futures	322,585	—	—	—	322,585
Swaps	612,501	—	—	—	612,501
Totals	$ 4,813,764	$ —	$ 3,878,678	$ —	$ 935,086

	Liabilities Derivative Value
Fund	Total Value at 12/31/22	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Strategic Alternatives
Forwards	$ 969,846	$ —	$ 969,846	$ —	$ —
Futures	1,006,934	60,958	728,441	—	217,535
Written Options	1,556,114	1,556,114	—	—	—
Swaps	2,724,248	2,690,967	—	—	33,281
Totals	$ 6,257,142	$ 4,308,039	$ 1,698,287	$ —	$ 250,816

Derivative Type	Location on the Statements of Operations
Interest rate contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Swap agreements
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Futures
Net change in unrealized appreciation (depreciation) on: Swap agreements
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Foreign exchange contracts	Net realized gain (loss) from: Foreign currency
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Foreign currency
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Credit contracts	Net realized gain (loss) from: Swap agreements
Net change in unrealized appreciation (depreciation) on: Swap agreements
Equity contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net unrealized appreciation (depreciation) on: Futures
Net unrealized appreciation (depreciation) on: Option contracts written
Net unrealized appreciation (depreciation) on: Option contracts purchased

Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Total Value at 12/31/22	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015
Futures	$ (276,489)	$ (63,754)	$ —	$ —	$ (212,735)
MyDestination 2025
Futures	$ (683,909)	$ (159,850)	$ —	$ —	$ (524,059)
MyDestination 2035
Futures	$ (1,488,604)	$ (129,143)	$ —	$ —	$ (1,359,461)
MyDestination 2045
Futures	$ (1,237,311)	$ (45,244)	$ —	$ —	$ (1,192,067)
MyDestination 2055
Futures	$ (543,804)	$ (15,799)	$ —	$ —	$ (528,005)

	Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Total Value at 12/31/22	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Conservative Allocation
Futures	$ (345,906)	$ (68,325)	$ —	$ —	$ (277,581)
Balanced Allocation
Futures	$ (2,551,295)	$ (392,797)	$ —	$ —	$ (2,158,498)
Growth Allocation
Futures	$ (4,069,218)	$ (179,384)	$ —	$ —	$ (3,889,834)
Aggressive Allocation
Futures	$ (2,167,022)	$ —	$ —	$ —	$ (2,167,022)
Low-Duration Bond
Forwards	$ 5,397,865	$ —	$ 5,397,865	$ —	$ —
Futures	(2,583,474)	(2,583,474)	—	—	—
Purchased Options	(23,632)	(23,632)	—	—	—
Swaps	(75,161)	131,981	—	(207,142)	—
Written Options	171,945	61,673	—	110,272	—
Totals	$ 2,887,543	$ (2,413,452)	$ 5,397,865	$ (96,870)	$ —
Medium-Duration Bond
Forwards	$ 2,664,451	$ —	$ 2,664,451	$ —	$ —
Futures	(43,526,256)	(43,526,256)	—	—	—
Purchased Options	(4,635,244)	(4,496,890)	(138,354)	—	—
Swaps	8,465,117	9,576,787	—	(1,111,670)	—
Written Options	3,991,693	3,674,155	317,538	—	—
Totals	$ (33,040,239)	$ (34,772,204)	$ 2,843,635	$ (1,111,670)	$ —
Global Bond
Forwards	$ (180,348)	$ —	$ (180,348)	$ —	$ —
Futures	(1,722,222)	(1,722,222)	—	—	—
Purchased Options	4,233	4,233	—	—	—
Swaps	878,994	(58,112)	—	937,106	—
Totals	$ (1,019,343)	$ (1,776,101)	$ (180,348)	$ 937,106	$ —
Defensive Market Strategies®
Forwards	$ 2,014,559	$ —	$ 2,014,559	$ —	$ —
Futures	(17,825,275)	(13,382,225)	—	—	(4,443,050)
Purchased Options	(2,127,964)	—	—	—	(2,127,964)
Written Options	(29,650,889)	—	—	—	(29,650,889)
Totals	$ (47,589,569)	$ (13,382,225)	$ 2,014,559	$ —	$ (36,221,903)
Global Impact
Forwards	$ 1,724	$ —	$ 1,724	$ —	$ —
Futures	(1,588,327)	(785,650)	(24,395)	—	(778,282)
Totals	$ (1,586,603)	$ (785,650)	$ (22,671)	$ —	$ (778,282)
Equity Index
Futures	$ (30,383,489)	$ —	$ —	$ —	$ (30,383,489)

	Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Total Value at 12/31/22	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Value Equity Index
Futures	$ (22,248)	$ —	$ —	$ —	$ (22,248)
Value Equity
Forwards	$ 3,882,327	$ —	$ 3,882,327	$ —	$ —
Futures	(15,280,016)	—	—	—	(15,280,016)
Totals	$ (11,397,689)	$ —	$ 3,882,327	$ —	$ (15,280,016)
Growth Equity Index
Futures	$ (20,552)	$ —	$ —	$ —	$ (20,552)
Growth Equity
Futures	$ (6,173,342)	$ —	$ —	$ —	$ (6,173,342)
Small Cap Equity
Forwards	$ 108,419	$ —	$ 108,419	$ —	$ —
Futures	(1,471,631)	—	—	—	(1,471,631)
Totals	$ (1,363,212)	$ —	$ 108,419	$ —	$ (1,471,631)
International Equity Index
Futures	$ (6,058,213)	$ —	$ —	$ —	$ (6,058,213)
International Equity
Forwards	$ (11,660,622)	$ —	$ (11,660,622)	$ —	$ —
Futures	(4,564,882)	—	—	—	(4,564,882)
Swaps	7,561,260	5,980	—	—	7,555,280
Totals	$ (8,664,244)	$ 5,980	$ (11,660,622)	$ —	$ 2,990,398
Emerging Markets Equity
Forwards	$ (1,952,011)	$ —	$ —	$ —	$ (1,952,011)
Futures	(12,119,181)	—	—	—	(12,119,181)
Swaps	(1,815,618)	—	—	—	(1,815,618)
Totals	$ (15,886,810)	$ —	$ —	$ —	$ (15,886,810)
Global Real Estate Securities
Forwards	$ (16,701)	$ —	$ (16,701)	$ —	$ —
Futures	(574,894)	—	—	—	(574,894)
Totals	$ (591,595)	$ —	$ (16,701)	$ —	$ (574,894)
Strategic Alternatives
Forwards	$ 609,462	$ —	$ 609,462	$ —	$ —
Futures	2,999,244	4,898,679	3,676,106	—	(5,575,541)
Purchased Options	(53,404)	(53,404)	—	—	—
Swaps	4,005,165	(2,459,676)	—	(164,823)	6,629,664
Written Options	(1,424,673)	(1,711,521)	—	—	286,848
Totals	$ 6,135,794	$ 674,078	$ 4,285,568	$ (164,823)	$ 1,340,971

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Total Value at 12/31/22	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015
Futures	$ (75,034)	$ (29,748)	$ —	$ —	$ (45,286)
MyDestination 2025
Futures	$ (267,484)	$ (95,746)	$ —	$ —	$ (171,738)
MyDestination 2035
Futures	$ (452,904)	$ (83,295)	$ —	$ —	$ (369,609)
MyDestination 2045
Futures	$ (395,362)	$ (37,243)	$ —	$ —	$ (358,119)
MyDestination 2055
Futures	$ (137,549)	$ (5,208)	$ —	$ —	$ (132,341)
Conservative Allocation
Futures	$ (22,868)	$ 5,731	$ —	$ —	$ (28,599)
Balanced Allocation
Futures	$ (344,236)	$ (67,142)	$ —	$ —	$ (277,094)
Growth Allocation
Futures	$ (469,788)	$ (39,805)	$ —	$ —	$ (429,983)
Aggressive Allocation
Futures	$ (438,903)	$ —	$ —	$ —	$ (438,903)
Low-Duration Bond
Forwards	$ (768,208)	$ —	$ (768,208)	$ —	$ —
Futures	2,616,869	2,616,869	—	—	—
Swaps	(2,276,164)	(2,581,959)	—	305,795	—
Written Options	(75,739)	(75,739)	—	—	—
Totals	$ (503,242)	$ (40,829)	$ (768,208)	$ 305,795	$ —
Medium-Duration Bond
Forwards	$ 1,180,942	$ —	$ 1,180,942	$ —	$ —
Futures	2,211,937	—	—	—	2,211,937
Purchased Options	(173,062)	(173,062)	—	—	—
Swaps	108,492	1,399,957	—	(1,291,465)	—
Written Options	(283,421)	(283,421)	—	—	—
Totals	$ 3,044,888	$ 943,474	$ 1,180,942	$ (1,291,465)	$ 2,211,937
Global Bond
Forwards	$ (1,571,475)	$ —	$ (1,571,475)	$ —	$ —
Futures	(473,744)	(473,744)	—	—	—
Purchased Options	(35,459)	5,639	—	—	(41,098)
Swaps	(739,395)	(254,744)	—	(484,651)	—
Totals	$ (2,820,073)	$ (722,849)	$ (1,571,475)	$ (484,651)	$ (41,098)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Total Value at 12/31/22	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Defensive Market Strategies®
Forwards	$ 135,385	$ —	$ 135,385	$ —	$ —
Futures	(2,684,739)	(2,056,513)	—	—	(628,226)
Purchased Options	(37,364,972)	—	—	—	(37,364,972)
Written Options	(1,246,614)	—	—	—	(1,246,614)
Totals	$ (41,160,940)	$ (2,056,513)	$ 135,385	$ —	$ (39,239,812)
Global Impact
Futures	$ (136,025)	$ (13,236)	$ 540	$ —	$ (123,329)
Equity Index
Futures	$ (3,657,982)	$ —	$ —	$ —	$ (3,657,982)
Value Equity Index
Futures	$ (219,306)	$ —	$ —	$ —	$ (219,306)
Value Equity
Forwards	$ 704,706	$ —	$ 704,706	$ —	$ —
Futures	(947,811)	—	—	—	(947,811)
Totals	$ (243,105)	$ —	$ 704,706	$ —	$ (947,811)
Growth Equity Index
Futures	$ (322,797)	$ —	$ —	$ —	$ (322,797)
Growth Equity
Futures	$ (1,659,661)	$ —	$ —	$ —	$ (1,659,661)
Small Cap Equity
Forwards	$ 14,492	$ —	$ 14,492	$ —	$ —
Futures	(476,169)	—	—	—	(476,169)
Totals	$ (461,677)	$ —	$ 14,492	$ —	$ (476,169)
International Equity Index
Futures	$ (1,475,302)	$ —	$ —	$ —	$ (1,475,302)
International Equity
Forwards	$ 1,837,975	$ —	$ 1,837,975	$ —	$ —
Futures	(2,260,411)	—	—	—	(2,260,411)
Swaps	2,614,379	—	—	—	2,614,379
Totals	$ 2,191,943	$ —	$ 1,837,975	$ —	$ 353,968
Emerging Markets Equity
Forwards	$ (453,370)	$ —	$ (453,370)	$ —	$ —
Futures	(279,346)	—	—	—	(279,346)
Swaps	(150,067)	—	—	—	(150,067)
Totals	$ (882,783)	$ —	$ (453,370)	$ —	$ (429,413)
Global Real Estate Securities
Futures	$ (229,185)	$ —	$ —	$ —	$ (229,185)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Total Value at 12/31/22	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Strategic Alternatives
Forwards	$ (264,556)	$ —	$ (264,556)	$ —	$ —
Futures	(117,556)	642,807	(668,361)	—	(92,002)
Purchased Options	23,376	23,376	—	—	—
Swaps	(2,042,836)	(686,046)	—	2,686	(1,359,476)
Written Options	(248,048)	(194,817)	—	—	(53,231)
Totals	$ (2,649,620)	$ (214,680)	$ (932,917)	$ 2,686	$ (1,504,709)

Volume of Derivative Transactions
The tables below summarize the average daily notional derivative transactions by Fund during the year ended December 31, 2022.
Activity for the period is measured by the number of transactions during the fiscal year and the average daily notional amount for open forward foreign currency contract transactions was as follows:
Fund	Number of transactions	Average notional market value of contracts
Low-Duration Bond	187	$3,478,816
Medium-Duration Bond	628	2,239,061
Global Bond	2,127	3,259,174
Defensive Market Strategies®	179	1,433,969
Value Equity	192	2,634,150
Small Cap Equity	90	104,285
International Equity	2,704	1,537,859
Emerging Markets Equity	4,115	667,929
Global Real Estate Securities	12	196,504
Strategic Alternatives	2,093	347,608
Activity for the period is measured by the average daily notional amount for long and short open future contracts was as follows:
Fund	Long average notional market value of contracts	Short average notional market value of contracts
MyDestination 2015	$ 826,936	$ —
MyDestination 2025	2,447,400	—
MyDestination 2035	1,823,649	—
MyDestination 2045	981,571	—
MyDestination 2055	375,045	—
Conservative Allocation	2,341,586	—
Balanced Allocation	3,002,767	—
Growth Allocation	6,977,127	—
Aggressive Allocation	3,397,481	—
Low-Duration Bond	15,871,639	3,486,092
Medium-Duration Bond	3,810,340	2,635,081
Global Bond	2,064,782	2,567,112
Defensive Market Strategies®	16,893,856	—
Global Impact	788,284	2,775,207
Equity Index	9,615,520	—
Value Equity Index	745,248	—
Value Equity	13,188,985	—
Growth Equity Index	839,702	—
Growth Equity	16,712,350	—
Small Cap Equity	6,275,092	—
International Equity Index	2,067,305	—
International Equity	2,778,435	1,465,782
Emerging Markets Equity	1,509,759	645,223
Global Real Estate Securities	1,008,013	—
Strategic Alternatives	1,428,007	1,837,898

Activity for the period is measured by the number of transactions during the fiscal year and the average daily premiums paid and received on open options transactions was as follows:
Fund	Number of transactions	Average premiums paid and received
Low-Duration Bond	40	$ 2,358
Medium-Duration Bond	690	19,227
Global Bond	20	4,001
Defensive Market Strategies®	798	169,839
Strategic Alternatives	41	48,360
Activity for the period is measured by the average daily notional amount for buy and sell protection on credit default swap transactions was as follows:
Fund	Buy protection average notional market value	Sell protection average notional market value
Low-Duration Bond	$2,941,053	$1,552,138
Medium-Duration Bond	3,566,291	3,564,259
Global Bond	8,605,536	2,981,926
Activity for the period is measured by the average daily notional amount for interest rate swaps based on the payment or receipt of the fixed rate was as follows:
Fund	Paid fixed rate average notional market value	Received fixed rate average notional market value
Low-Duration Bond	$5,342,477	$97,600,000
Medium-Duration Bond	1,621,487	3,294,422
Global Bond	—	1,024,655
Strategic Alternatives	1,939,260	1,962,480
Activity for the period is measured by the average daily notional amount for total return swaps was as follows:
Fund	Average notional market value of transactions
International Equity	$375,534
Emerging Markets Equity	728,654
Strategic Alternatives	43,984
Activity for the period is measured by the number of contracts during the fiscal year and the average daily notional amount for open non-deliverable bond forward contracts was as follows:
Fund	Average notional market value of contracts
Strategic Alternatives	$895,755

j. Dividends and Distributions to Shareholders
The Fixed Income Funds declare and pay dividends from net investment income monthly. The Money Market Fund declares income dividends daily and pays them monthly. The Defensive Market Strategies® Fund, Equity Index Fund, Global Real Estate Securities Fund, Value Equity Index Fund, Value Equity Fund, Growth Equity Index Fund  and Growth Equity Fund declare and pay dividends from net investment income semi-annually. Each of the other Funds (including all the Target Date Funds and Target Risk Funds) declares and pays dividends from net investment income annually. Each Fund also distributes to its shareholders at least annually any realized net capital gains and net gains, if any, from certain foreign currency transactions. Dividends and distributions to shareholders are recorded on the ex-dividend date.
k. Expenses
Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are generally allocated to each Fund in proportion to their relative net assets. Each Class of shares bears its pro-rata portion of expenses attributable to its Class, except that each Class separately bears expenses related specifically to that Class, such as shareholder reporting, registration, transfer agent and shareholder servicing fees.
l. Security Transactions, Income and Realized Gains and Losses
Security transactions are accounted for on the date securities are purchased or sold (the trade date). Dividend income is recognized on the ex-dividend date, except certain dividends from foreign securities where the ex-date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is accrued daily, including the amortization of market premium and the accretion of market discount using the effective interest method. Realized gains and losses from security transactions are on an identified cost basis.
3.  FEES AND OTHER TRANSACTIONS
a. Investment Advisory Fees (Affiliate)
Pursuant to a separate investment advisory agreement, GuideStone Capital Management, LLC ("GSCM") acts as the Adviser to the Funds. As the Adviser, it provides an investment program for the Funds and for such services is paid a fee. GSCM and the Trust have entered into sub-advisory agreements with various sub-advisers to manage each Select Fund’s investments. Under the asset allocation and general supervision of GSCM, the sub-advisers make the day-to-day investment decisions for the Select Funds, and for such services, each sub-adviser receives a fee from theFunds. GSCM and the Trust have entered into sub-advisory agreements with Parametric Portfolio Associates LLC ("Parametric") with respect to the overlay program of each Fund (except the Money Market Fund) and the completion portfolio program of each Fund (except the Money Market Fund, Global Real Estate Securities Fund, Equity Index Fund, Value Equity Index Fund, Growth Equity Index Fund, and International Equity Index Fund). When such services are utilized, Parametric receives a fee from the respective Funds. The aggregate advisory fees and sub-adviser fees are included in the Statements of Assets and Liabilities and Statements of Operations under “Investment advisory fees”.

The advisory fees paid to GSCM and aggregate sub-advisory fees paid to the sub-advisers are computed daily based upon the net assets of each Fund. The actual advisory fees accrued and the sub-advisory fees accrued during the year ended December 31, 2022, based upon average daily net assets, were as follows:
Fund	Advisory Fees	Sub-Adviser Fees
MyDestination 2015	0.10%	0.01%
MyDestination 2025	0.10%	0.00%
MyDestination 2035	0.10%	0.00%
MyDestination 2045	0.10%	0.00%
MyDestination 2055	0.10%	0.00%
Conservative Allocation	0.10%	0.00%
Balanced Allocation	0.10%	0.00%
Growth Allocation	0.10%	0.00%
Aggressive Allocation	0.10%	0.00%
Money Market	0.07%	0.04%
Low-Duration Bond	0.11%	0.18%
Medium-Duration Bond	0.13%	0.19%
Global Bond	0.25%	0.22%
Defensive Market Strategies®	0.33%	0.28%
Global Impact	0.36%	0.26%
Equity Index	0.08%	0.01%
Value Equity Index	0.08%	0.02%
Value Equity	0.33%	0.27%
Growth Equity Index	0.08%	0.02%
Growth Equity	0.33%	0.29%
Small Cap Equity	0.33%	0.53%
International Equity Index	0.10%	0.01%
International Equity	0.33%	0.44%
Emerging Markets Equity	0.33%	0.52%
Global Real Estate Securities	0.30%	0.38%
Strategic Alternatives	0.40%	0.57%
b. Shareholder Servicing Fees (Affiliate)
The Board of Trustees has adopted a Shareholder Service Plan for each Fund. Under this Plan, the Investor Class of each Fund is authorized to pay fees of 0.25% of average daily net assets to parties that provide services for and maintain shareholder accounts.
c. Expense Limitation (Affiliate)
The Strategic Alternatives Fund, Value Equity Index Fund, Growth Equity Index Fund and International Equity Index Fund entered into expense cap agreements with GSCM, pursuant to which GSCM has agreed to pay, waive or assume expenses of the Class(es) of the Fund without regard to any expense reductions realized through use of directed brokerage, (and excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, expenses on securities sold short, and extraordinary expenses) which exceed, in the aggregate, the annual percentage rate of that Class’ average daily net assets as indicated below through April 30, 2023, for the Institutional Class and Investor Class of Strategic Alternatives Fund and Institutional Class and Investor Class of International Equity Index Fund and through April 30, 2024, for the Institutional Class and Investor Class of Value Equity Index Fund and Growth Equity Index Fund.
The Target Date Funds have entered into an expense cap agreement with GSCM, pursuant to which GSCM has agreed to pay, waive, or assume expenses of the Class(es) of the Fund (excluding extraordinary expenses) which exceed, in the aggregate, the annual percentage rate of that Class’ average daily net assets as indicated below through April 30, 2023.

The Expense Caps were as follows:
	For the Period January 1, 2022 to April 28, 2022		For the Period April 29, 2022 to December 31, 2022
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2015	0.50%	0.75%	0.50%	0.75%
MyDestination 2025	0.50%	0.75%	0.50%	0.75%
MyDestination 2035	0.50%	0.75%	0.50%	0.75%
MyDestination 2045	0.50%	0.75%	0.50%	0.75%
MyDestination 2055	0.50%	0.75%	0.50%	0.75%
International Equity Index	0.22%	N/A	0.22%	0.50%
Strategic Alternatives	1.08%	1.40%	1.08%	1.40%
For the period August 31, 2022 to December 31, 2022, the Expense Caps for the Value Equity Index Fund and the Growth Equity Index Fund were 0.20% and 0.47% for the Institutional Class and Investor Class, respectively.
Each Fund in turn agreed to reimburse GSCM for any operating expenses in excess of the expense limitation paid, waived or assumed by GSCM for that Fund during the limitation period, provided GSCM would not be entitled to reimbursement for any amount that would cause operating expenses to exceed the expense limitation in place during the year in which (1) GSCM incurred or waived the operating expenses, or (2) during the year in which the reimbursement would be made, whichever is lower, and provided further that no amount will be reimbursed by the respective class of that Fund more than three years after the year in which it was incurred or waived.
For those Funds that had operating expenses in excess of the expense limitation paid, waived or assumed by GSCM during the limitation period, the amounts subject to possible future reimbursement under the expense limitation agreement and the expiration schedule at December 31, 2022, are as follows:
	Institutional Class			Investor Class
Fund	2023	2024	2025	2023	2024	2025
MyDestination 2015	$114,196	$ 44,635	$ 70,345	$368,132	$110,648	$161,238
MyDestination 2025	153,908	44,948	103,517	415,281	119,203	228,539
MyDestination 2035	—	—	—	—	—	—
MyDestination 2045	—	—	—	—	—	—
MyDestination 2055	19,316	8,367	8,332	29,868	4,715	24,825
International Equity Index	—	—	—	—	—	28,216
Strategic Alternatives	—	246,313	589,090	—	42,950	121,475
Value Equity Index	N/A	N/A	109,631	N/A	N/A	30,924
Growth Equity Index	N/A	N/A	111,101	N/A	N/A	30,987
The shareholder servicing agent, the Adviser, and/or the sub-adviser may voluntarily waive fees and/or reimburse expenses to the extent necessary to assist the Money Market Fund in attempting to maintain a yield of at least 0.00%.  Such yield waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of the Adviser.  There is no guarantee that the Money Market Fund will maintain a positive yield. These previously waived fees are not subject to recoupment.
d. Brokerage Service Arrangements
Subject to best execution, the Adviser directs the sub-advisers to place a certain percentage of security trades with designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses through the use of Brokerage Service Arrangements on behalf of the Funds. These payments can be found on the Statements of Operation under the heading “Fees Paid Indirectly.”

Fund	Expenses Paid Through Brokerage Service Agreements
Value Equity	$11,980
Growth Equity	4,530
Small Cap Equity	62,526
Emerging Markets Equity	1,108
Global Real Estate Securities	21,870
e. Administrator, Transfer Agent and Distributor
The Northern Trust Company (“Northern Trust”) provides administrative and accounting services to the Funds. For its services as Administrator, Northern Trust is entitled to receive fees, computed daily and paid monthly, based upon the average daily net assets of each Fund. The fees, excluding out of pocket expenses, range between 0.0028% and 0.0205% of average daily net assets. For its services as Transfer Agent, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply.
Foreside Funds Distributors LLC serves as the Underwriter and does not receive any fees in its capacity as Underwriter from GuideStone Funds. The fees are paid by GSCM.
f. Investments in Affiliates
The Target Date and Target Risk Funds do not invest in the underlying Select Funds for the purpose of exercising management or control; however, investments made by each Target Date and Target Risk Fund within each of its principal investment strategies may represent a significant portion of an underlying Select Fund’s net assets. At December 31, 2022, the Target Date and Target Risk Funds were the owners of record of the following approximate percentages of the total outstanding shares of the underlying Select Funds as detailed below:
Fund	MyDestination 2015 Fund	MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund
Money Market	0.45%	1.42%	1.74%	1.33%	0.69%
Low-Duration Bond	10.41	16.73	—	—	—
Medium-Duration Bond	7.89	18.95	13.77	4.54	0.95
Global Bond	6.51	16.90	12.97	4.29	0.90
Defensive Market Strategies®	5.56	15.91	9.47	4.19	1.71
Equity Index	3.82	12.65	16.46	16.12	7.21
Small Cap Equity	2.07	6.71	8.52	8.45	3.77
International Equity Index	6.25	20.83	26.85	26.06	11.68
Emerging Markets Equity	3.12	10.13	12.84	12.74	5.70
Global Real Estate Securities	2.13	7.14	7.51	7.25	3.24
Strategic Alternatives	6.77	11.73	2.80	—	—

Fund	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Money Market	0.34%	1.45%	1.13%	0.93%
Low-Duration Bond	20.84	5.09	1.70	—
Medium-Duration Bond	2.68	17.40	5.69	—
Global Bond	2.61	19.06	6.29	—
Defensive Market Strategies®	2.55	10.00	3.51	—
Value Equity	1.77	9.65	13.67	18.55
Value Equity Index	3.80	20.46	29.17	39.40
Growth Equity	1.38	7.53	10.50	14.77
Growth Equity Index	3.80	20.89	28.98	39.98

Fund	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Small Cap Equity	0.64%	3.50%	4.88%	6.55%
International Equity	2.32	12.43	17.72	23.99
Emerging Markets Equity	1.44	7.74	10.92	14.91
Global Real Estate Securities	2.00	9.96	11.13	—
Strategic Alternatives	7.62	16.83	8.34	—
Global Impact	10.64	39.41	30.42	—
A summary of the Funds' total long-term and short-term purchases and sales of the shares of the underlying Select Funds during the year ended December 31, 2022, is as follows (amounts in thousands):
	Total Value at 12/31/21	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 12/31/22	Dividend Income	Distributions of Realized Gains
MyDestination 2015
Money Market	$ 9,410	$ 81,531	$ 83,869	$ —	$ —	$ 7,072	$ 109	$ —
Low-Duration Bond	114,643	19,861	25,273	(876)	(5,747)	102,608	2,086	—
Medium-Duration Bond	179,891	29,841	21,381	(2,366)	(27,376)	158,609	3,592	—
Global Bond	38,321	5,021	3,136	(405)	(5,104)	34,697	410	24
Defensive Market Strategies®	84,639	19,561	13,291	606	(21,222)	70,293	277	11,633
Equity Index	138,561	35,722	32,816	8,579	(35,860)	114,186	1,772	1,429
International Equity Index	59,444	15,050	14,991	(121)	(9,635)	49,747	1,267	191
Small Cap Equity	17,510	2,976	2,698	499	(4,056)	14,231	57	641
Emerging Markets Equity	24,348	3,901	373	55	(5,867)	22,064	412	—
Global Real Estate Securities	6,794	1,232	994	(34)	(1,803)	5,195	88	94
Strategic Alternatives	22,114	3,430	5,164	78	(994)	19,464	84	708
	$ 695,675	$ 218,126	$ 203,986	$ 6,015	$(117,664)	$ 598,166	$10,154	$14,720
MyDestination 2025
Money Market	$ 25,164	$ 97,942	$ 100,848	$ —	$ —	$ 22,258	$ 293	$ —
Low-Duration Bond	149,047	49,967	24,635	(828)	(8,680)	164,871	3,198	—
Medium-Duration Bond	425,438	77,875	51,636	(5,125)	(65,834)	380,718	8,530	—
Global Bond	96,177	13,791	5,912	(769)	(13,289)	89,998	1,058	61
Defensive Market Strategies®	217,518	50,926	10,987	306	(56,651)	201,112	762	32,012
Equity Index	441,814	101,898	77,631	21,330	(109,446)	377,965	5,746	4,591
International Equity Index	188,520	41,305	32,793	578	(31,933)	165,677	4,238	641
Small Cap Equity	54,281	9,113	5,745	477	(11,908)	46,218	184	2,082
Emerging Markets Equity	79,177	12,840	1,643	236	(18,882)	71,728	1,339	—
Global Real Estate Securities	20,790	4,875	2,480	(61)	(5,670)	17,454	280	287
Strategic Alternatives	34,663	5,185	4,550	80	(1,620)	33,758	146	1,222
	$1,732,589	$ 465,717	$ 318,860	$ 16,224	$(323,913)	$1,571,757	$25,774	$40,896

	Total Value at 12/31/21	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 12/31/22	Dividend Income	Distributions of Realized Gains
MyDestination 2035
Money Market	$ 31,483	$ 99,761	$ 103,905	$ —	$ —	$ 27,339	$ 422	$ 1
Medium-Duration Bond	262,041	94,921	33,650	(3,009)	(43,680)	276,623	5,840	—
Global Bond	66,307	17,620	4,812	(292)	(9,757)	69,066	787	43
Defensive Market Strategies®	111,367	41,579	2,541	277	(31,005)	119,677	416	17,501
Equity Index	541,249	122,798	63,404	20,589	(129,606)	491,626	7,276	5,736
International Equity Index	228,588	54,341	30,670	1,069	(39,802)	213,526	5,441	821
Small Cap Equity	64,578	13,722	5,425	831	(15,042)	58,664	234	2,643
Emerging Markets Equity	96,270	18,683	982	121	(23,132)	90,960	1,696	—
Global Real Estate Securities	21,862	4,143	1,440	5	(6,217)	18,353	297	305
Strategic Alternatives	5,159	3,466	241	6	(339)	8,051	35	285
	$1,428,904	$ 471,034	$ 247,070	$ 19,597	$(298,580)	$1,373,885	$22,444	$27,335
MyDestination 2045
Money Market	$ 26,132	$ 92,616	$ 97,850	$ —	$ —	$ 20,898	$ 328	$ —
Medium-Duration Bond	87,893	31,209	12,114	(894)	(14,805)	91,289	1,916	—
Global Bond	21,771	5,665	1,188	(111)	(3,274)	22,863	255	14
Defensive Market Strategies®	55,907	14,221	2,782	55	(14,434)	52,967	187	7,831
Equity Index	524,091	97,141	29,940	14,291	(123,968)	481,615	7,015	5,471
International Equity Index	220,715	46,026	20,476	413	(39,436)	207,242	5,294	799
Small Cap Equity	64,381	10,842	2,755	344	(14,640)	58,172	232	2,578
Emerging Markets Equity	92,718	20,188	260	9	(22,458)	90,197	1,682	—
Global Real Estate Securities	20,062	4,530	1,196	(55)	(5,625)	17,716	274	271
	$1,113,670	$ 322,438	$ 168,561	$ 14,052	$(238,640)	$1,042,959	$17,183	$16,964
MyDestination 2055
Money Market	$ 9,116	$ 131,568	$ 129,817	$ —	$ —	$ 10,867	$ 143	$ —
Medium-Duration Bond	18,464	6,490	2,494	(260)	(3,052)	19,148	402	—
Global Bond	4,620	1,357	467	(60)	(650)	4,800	53	3
Defensive Market Strategies®	21,998	6,703	1,382	4	(5,730)	21,593	74	3,092
Equity Index	218,880	54,186	9,834	3,054	(50,840)	215,446	3,071	2,352
International Equity Index	92,601	25,015	7,811	(151)	(16,778)	92,876	2,361	357
Small Cap Equity	26,999	7,302	2,154	411	(6,564)	25,994	104	1,149
Emerging Markets Equity	39,869	14,616	4,771	(274)	(9,040)	40,400	754	—
Global Real Estate Securities	8,347	2,531	561	51	(2,454)	7,914	118	114
	$ 440,894	$ 249,768	$ 159,291	$ 2,775	$ (95,108)	$ 439,038	$ 7,080	$ 7,067

	Total Value at 12/31/21	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 12/31/22	Dividend Income	Distributions of Realized Gains
Conservative Allocation
Money Market	$ 6,248	$ 57,479	$ 58,409	$ —	$ —	$ 5,318	$ 76	$ —
Low-Duration Bond	268,401	16,834	64,846	(2,749)	(12,308)	205,332	4,322	—
Medium-Duration Bond	71,664	3,511	9,546	(1,519)	(10,221)	53,889	1,297	—
Global Bond	17,674	644	1,836	(357)	(2,219)	13,906	165	11
Defensive Market Strategies®	43,022	6,755	7,341	180	(10,391)	32,225	128	5,376
Global Impact	17,650	1,417	2,367	(230)	(3,578)	12,892	105	34
Value Equity Index	—	5,990	365	12	66	5,703	41	—
Value Equity	30,750	4,779	13,759	(7)	(4,779)	16,984	526	2,354
Growth Equity Index	—	5,918	175	(2)	(458)	5,283	18	1
Growth Equity	30,058	12,649	13,588	(2,456)	(10,311)	16,352	—	2,124
Small Cap Equity	5,743	1,166	1,265	328	(1,560)	4,412	18	199
International Equity	30,578	6,653	8,342	(1,181)	(3,954)	23,754	371	92
Emerging Markets Equity	12,727	2,502	2,105	355	(3,269)	10,210	190	—
Global Real Estate Securities	7,140	852	1,230	66	(1,945)	4,883	81	86
Strategic Alternatives	28,296	1,855	7,154	111	(1,197)	21,911	96	806
	$ 569,951	$ 129,004	$ 192,328	$ (7,449)	$ (66,124)	$ 433,054	$ 7,434	$11,083
Balanced Allocation
Money Market	$ 33,959	$ 115,703	$ 126,889	$ —	$ —	$ 22,773	$ 350	$ 1
Low-Duration Bond	69,795	3,898	19,773	(723)	(3,040)	50,157	1,056	—
Medium-Duration Bond	483,679	46,186	102,459	(12,821)	(64,857)	349,728	8,276	—
Global Bond	139,792	4,232	22,840	(3,795)	(15,855)	101,534	1,203	88
Defensive Market Strategies®	178,495	20,963	32,448	1,678	(42,207)	126,481	487	20,476
Global Impact	70,765	515	8,621	(818)	(14,093)	47,748	389	126
Value Equity Index	—	31,720	1,400	24	334	30,678	221	—
Value Equity	177,722	16,424	74,636	646	(27,747)	92,409	2,810	12,716
Growth Equity Index	—	31,602	—	—	(2,522)	29,080	99	3
Growth Equity	168,336	59,074	67,737	(8,254)	(62,033)	89,386	—	11,374
Small Cap Equity	34,222	1,181	4,147	(383)	(6,795)	24,078	96	1,085
International Equity	176,972	17,185	36,950	(4,903)	(24,920)	127,384	1,990	495
Emerging Markets Equity	72,907	5,781	7,404	504	(17,009)	54,779	1,023	—
Global Real Estate Securities	35,876	1,845	4,110	(20)	(9,261)	24,330	395	407
Strategic Alternatives	68,898	6,481	24,537	413	(2,843)	48,412	211	1,769
	$1,711,418	$ 362,790	$ 533,951	$(28,452)	$(292,848)	$1,218,957	$18,606	$48,540

	Total Value at 12/31/21	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 12/31/22	Dividend Income	Distributions of Realized Gains
Growth Allocation
Money Market	$ 32,982	$ 89,891	$ 105,147	$ —	$ —	$ 17,726	$ 292	$ —
Low-Duration Bond	24,683	1,652	8,277	(257)	(1,035)	16,766	359	—
Medium-Duration Bond	168,245	20,090	47,145	(5,870)	(20,900)	114,420	2,747	—
Global Bond	48,688	4,057	12,409	(2,017)	(4,814)	33,505	394	29
Defensive Market Strategies®	65,538	7,125	13,969	(335)	(13,955)	44,404	166	6,960
Global Impact	56,058	437	7,615	(1,026)	(11,002)	36,852	300	98
Value Equity Index	—	44,015	750	2	476	43,743	316	—
Value Equity	261,662	22,667	113,970	(9,961)	(29,548)	130,850	3,934	17,920
Growth Equity Index	—	43,841	—	—	(3,498)	40,343	137	4
Growth Equity	250,632	71,662	94,141	(11,759)	(91,780)	124,614	—	15,641
Small Cap Equity	50,531	1,648	7,954	471	(11,105)	33,591	134	1,514
International Equity	260,759	13,054	47,100	(11,108)	(34,002)	181,603	2,844	709
Emerging Markets Equity	107,502	6,658	12,708	(1,337)	(22,750)	77,365	1,445	—
Global Real Estate Securities	45,290	932	7,645	(305)	(11,059)	27,213	447	466
Strategic Alternatives	35,495	3,439	13,742	42	(1,257)	23,977	105	882
	$1,408,065	$ 331,168	$ 492,572	$(43,460)	$(256,229)	$ 946,972	$13,620	$44,223
Aggressive Allocation
Money Market	$ 27,722	$ 72,400	$ 85,536	$ —	$ —	$ 14,586	$ 267	$ —
Value Equity Index	—	59,926	1,500	5	642	59,073	426	—
Value Equity	336,840	38,583	145,894	(20,285)	(31,646)	177,598	5,334	24,318
Growth Equity Index	—	60,444	—	—	(4,784)	55,660	189	6
Growth Equity	322,023	96,299	108,334	(10,700)	(123,972)	175,316	—	21,640
Small Cap Equity	64,753	5,089	11,262	1,275	(14,729)	45,126	180	2,033
International Equity	343,462	17,211	56,263	(11,920)	(46,652)	245,838	3,868	959
Emerging Markets Equity	140,223	16,329	20,168	(1,733)	(29,033)	105,618	2,012	—
	$1,235,023	$ 366,281	$ 428,957	$(43,358)	$(250,174)	$ 878,815	$12,276	$48,956
Low-Duration Bond
Money Market	$ 28,508	$ 723,440	$ 730,678	$ —	$ —	$ 21,270	$ 444	$ —*
Medium-Duration Bond
Money Market	$ 133,664	$1,191,975	$1,253,867	$ —	$ —	$ 71,772	$ 1,412	$ 2
Global Bond
Money Market	$ 33,009	$ 297,064	$ 296,075	$ —	$ —	$ 33,998	$ 467	$ 6
Defensive Market Strategies®
Money Market	$ 39,220	$ 257,230	$ 267,920	$ —	$ —	$ 28,530	$ 548	$ 1
Global Impact
Money Market	$ 5,292	$ 78,944	$ 73,725	$ —	$ —	$ 10,511	$ 153	$ —*
Equity Index
Money Market	$ 62,135	$ 856,372	$ 815,790	$ —	$ —	$ 102,717	$ 1,433	$ 2

	Total Value at 12/31/21	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 12/31/22	Dividend Income	Distributions of Realized Gains
Value Equity Index
Money Market	$ —	$ 153,588	$ 146,638	$ —	$ —	$ 6,950	$ 66	$ —*
Value Equity
Money Market	$ 44,330	$ 639,503	$ 645,932	$ —	$ —	$ 37,901	$ 735	$ 1
Growth Equity Index
Money Market	$ —	$ 154,213	$ 144,162	$ —	$ —	$ 10,051	$ 82	$ —*
Growth Equity
Money Market	$ 76,064	$ 876,237	$ 899,229	$ —	$ —	$ 53,072	$ 1,111	$ 1
Small Cap Equity
Money Market	$ 30,899	$ 298,782	$ 302,199	$ —	$ —	$ 27,482	$ 432	$ 1
International Equity Index
Money Market	$ 46,087	$ 388,712	$ 409,452	$ —	$ —	$ 25,347	$ 492	$ 1
International Equity
Money Market	$ 85,821	$ 855,375	$ 885,241	$ —	$ —	$ 55,955	$ 1,022	$ 1
Emerging Markets Equity
Money Market	$ 48,867	$ 284,125	$ 311,461	$ —	$ —	$ 21,531	$ 457	$ —*
Global Real Estate Securities
Money Market	$ 9,832	$ 70,479	$ 70,390	$ —	$ —	$ 9,921	$ 128	$ —*
Strategic Alternatives
Money Market	$ 13,189	$ 313,746	$ 318,319	$ —	$ —	$ 8,616	$ 170	$ —*
* Amount rounds to less than $1,000.
4.  SECURITIES LENDING
Pursuant to a Securities Lending Authorization Agreement with Northern Trust, the Select Funds may lend portfolio securities to certain brokers, dealers and other financial institutions that pay the Select Funds a negotiated fee. When loaning securities, the Select Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Select Funds also have the ability to terminate the loans at any time and can do so in order to vote proxies or sell the securities. The Select Funds receive cash or U.S. government securities, such as U.S. Treasury Bills and U.S. Treasury Notes, as collateral against the loaned securities in an amount at least equal to the market value of the loaned securities. The adequacy of the collateral is monitored on a daily basis and the market value of the securities loaned is determined at the close of each business day. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Cash collateral has been invested in a short-term government money market fund managed by an affiliate of Northern Trust, which invests 99.5% or more of its total assets in U.S. government securities. This investment is presented on the Funds’ Schedules of Investments. The Funds do not have control of non-cash securities lending collateral, and as such, this amount is not presented on the Funds’ Schedules of Investments.

The securities lending agreements with borrowers permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund. Securities lending transactions pose certain risks to the Funds. There is a risk that a borrower may default on its obligations to return loaned securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an unaffiliated or affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions.
At December 31, 2022, the market values of loaned securities and collateral received were as follows:
Fund	Value of Securities Loaned	Value of Non-cash Collateral	Value of Cash Collateral	Total Value of Collateral *
Low-Duration Bond	$10,831,547	$ 4,306,731	$ 6,866,935	$11,173,666
Medium-Duration Bond	49,528,142	22,668,570	28,306,389	50,974,959
Global Bond	19,881,058	7,173,211	13,815,575	20,988,786
Defensive Market Strategies®	49,290,461	22,010,631	28,833,084	50,843,715
Global Impact	640,254	591,512	85,974	677,486
Equity Index	73,296,340	73,666,028	1,622,788	75,288,816
Value Equity Index	1,988,240	1,608,420	429,339	2,037,759
Value Equity	43,067,454	43,660,473	488,675	44,149,148
Growth Equity Index	4,579,935	4,216,941	461,321	4,678,262
Growth Equity	50,552,158	51,571,709	284,515	51,856,224
Small Cap Equity	76,314,069	67,812,114	11,206,737	79,018,851
International Equity Index	30,278,036	10,406,435	21,556,616	31,963,051
International Equity	19,822,985	16,679,359	3,924,162	20,603,521
Emerging Markets Equity	8,356,943	8,151,405	609,282	8,760,687
Global Real Estate Securities	21,145,690	19,295,242	2,494,115	21,789,357
*As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan in certain Funds resulting in a net amount of $0. Refer to the Fund's Schedule of Investments for details on the securities out on loan. Additional information about master netting arrangements can be found in the Repurchase Agreements and Derivative Financial Instruments sections of the Notes to Financial Statements.
The Funds’ securities lending transactions are accounted for as secured borrowings and have an overnight and continuous contractual maturity. The gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2022, are disclosed as “Collateral held for securities on loan, at value” on the Statements of Assets and Liabilities, where applicable.

5.  INVESTMENT TRANSACTIONS
For the year ended December 31, 2022, the cost of purchases and proceeds from sales and maturities for each Fund were as follows:
	Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than U.S. Government Obligations)		Cost of Purchases and Proceeds from Sales and Maturities of Long-Term U.S Government Obligations
Fund	Purchases	Sale and Maturity Proceeds	Purchases	Sale and Maturity Proceeds
MyDestination 2015	$136,595,138	$ 120,018,497	$ 15,137,694	$ 17,426,727
MyDestination 2025	367,774,847	217,722,671	23,454,189	17,563,888
MyDestination 2035	371,272,921	142,859,321	—	—
MyDestination 2045	229,823,308	70,463,585	—	—
MyDestination 2055	118,198,058	29,366,715	—	—
Conservative Allocation	71,518,422	133,875,971	—	—
Balanced Allocation	247,052,278	406,802,328	—	—
Growth Allocation	241,225,929	387,194,806	—	—
Aggressive Allocation	293,816,943	343,164,722	—	—
Low-Duration Bond	295,092,889	391,778,824	1,957,183,073	1,924,331,370
Medium-Duration Bond	461,418,229	456,276,709	7,641,154,637	7,409,386,392
Global Bond	128,307,714	109,049,588	177,025,905	198,825,262
Defensive Market Strategies®	289,147,681	333,044,136	103,748,977	8,558,594
Global Impact	32,339,121	56,490,770	12,640,372	12,107,857
Equity Index	343,805,449	106,068,008	—	—
Value Equity Index	144,140,127	3,439,297	—	—
Value Equity	379,285,450	727,769,506	—	—
Growth Equity Index	141,774,490	1,682,615	—	—
Growth Equity	928,658,165	1,115,855,787	—	—
Small Cap Equity	386,486,627	414,321,294	—	—
International Equity Index	225,258,609	105,556,288	—	—
International Equity	579,171,667	663,049,155	—	—
Emerging Markets Equity	498,870,953	412,199,452	—	—
Global Real Estate Securities	272,664,771	274,978,662	—	—
Strategic Alternatives	77,004,028	80,086,547	301,960,213	261,714,462
6.  CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock were as follows:
	Year Ended 12/31/22		Year Ended 12/31/21
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2015
Shares sold	8,506,602	3,171,752	4,844,150	5,226,545
Shares reinvested	1,747,936	3,137,619	1,001,867	2,486,585
Shares redeemed	(4,010,625)	(8,468,329)	(2,642,499)	(7,315,739)
Net increase (decrease)	6,243,913	(2,158,958)	3,203,518	397,391

	Year Ended 12/31/22		Year Ended 12/31/21
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2025
Shares sold	20,703,809	6,169,619	7,699,621	11,913,369
Shares reinvested	4,619,412	7,487,388	2,219,905	5,057,284
Shares redeemed	(4,903,977)	(12,467,074)	(4,967,608)	(8,259,662)
Net increase (decrease)	20,419,244	1,189,933	4,951,918	8,710,991
MyDestination 2035
Shares sold	18,708,159	6,971,108	7,371,277	9,546,137
Shares reinvested	4,189,601	5,645,932	2,187,422	4,015,920
Shares redeemed	(2,509,370)	(5,399,724)	(2,781,760)	(3,609,896)
Net increase (decrease)	20,388,390	7,217,316	6,776,939	9,952,161
MyDestination 2045
Shares sold	10,394,985	6,088,518	5,208,028	6,187,399
Shares reinvested	3,020,304	4,054,049	1,887,851	2,968,234
Shares redeemed	(1,693,624)	(2,699,101)	(1,694,482)	(2,320,015)
Net increase (decrease)	11,721,665	7,443,466	5,401,397	6,835,618
MyDestination 2055
Shares sold	3,191,968	3,617,776	2,243,114	2,971,428
Shares reinvested	792,656	1,060,564	546,705	768,682
Shares redeemed	(618,920)	(826,922)	(799,085)	(701,731)
Net increase (decrease)	3,365,704	3,851,418	1,990,734	3,038,379
Conservative Allocation
Shares sold	2,819,742	2,778,612	1,789,607	4,484,988
Shares reinvested	453,854	1,454,123	456,714	1,239,603
Shares redeemed	(5,909,164)	(7,065,981)	(1,368,515)	(5,081,411)
Net increase (decrease)	(2,635,568)	(2,833,246)	877,806	643,180
Balanced Allocation
Shares sold	4,559,693	2,383,404	3,094,219	3,693,466
Shares reinvested	1,862,057	5,869,878	2,070,923	5,088,637
Shares redeemed	(15,132,731)	(12,472,479)	(3,187,287)	(9,005,150)
Net increase (decrease)	(8,710,981)	(4,219,197)	1,977,855	(223,047)
Growth Allocation
Shares sold	3,443,739	1,767,261	1,687,894	2,458,447
Shares reinvested	1,973,986	5,873,834	2,118,339	4,513,988
Shares redeemed	(14,439,226)	(9,264,432)	(2,493,913)	(6,321,515)
Net increase (decrease)	(9,021,501)	(1,623,337)	1,312,320	650,920
Aggressive Allocation
Shares sold	2,111,487	1,315,352	1,550,024	1,747,896
Shares reinvested	2,500,380	7,760,851	1,764,819	4,706,171
Shares redeemed	(6,960,583)	(6,938,216)	(1,782,441)	(6,557,198)
Net increase (decrease)	(2,348,716)	2,137,987	1,532,402	(103,131)

	Year Ended 12/31/22		Year Ended 12/31/21
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
Money Market
Shares sold	6,874,995,603	464,431,471	6,595,566,663	478,461,978
Shares reinvested	4,659,638	6,450,251	—	—
Shares redeemed	(6,984,269,683)	(402,783,948)	(6,609,506,460)	(503,905,897)
Net increase (decrease)	(104,614,442)	68,097,774	(13,939,797)	(25,443,919)
Low-Duration Bond
Shares sold	17,910,281	7,563,125	12,297,352	4,121,869
Shares reinvested	1,193,162	302,208	660,541	133,558
Shares redeemed	(19,561,367)	(9,168,175)	(11,092,405)	(4,237,065)
Net increase (decrease)	(457,924)	(1,302,842)	1,865,488	18,362
Medium-Duration Bond
Shares sold	26,885,387	7,858,108	30,002,575	8,924,700
Shares reinvested	2,878,012	489,779	2,496,653	492,007
Shares redeemed	(26,243,291)	(11,874,551)	(11,091,537)	(5,852,084)
Net increase (decrease)	3,520,108	(3,526,664)	21,407,691	3,564,623
Global Bond
Shares sold	7,715,614	2,396,264	8,076,227	3,182,942
Shares reinvested	697,759	131,981	1,844,923	416,321
Shares redeemed	(7,853,978)	(3,131,026)	(2,909,811)	(2,594,597)
Net increase (decrease)	559,395	(602,781)	7,011,339	1,004,666
Defensive Market Strategies®
Shares sold	7,990,961	4,756,059	6,902,932	5,231,876
Shares reinvested	14,407,231	5,669,375	7,183,992	3,045,077
Shares redeemed	(10,128,292)	(8,607,452)	(6,285,174)	(5,409,566)
Net increase (decrease)	12,269,900	1,817,982	7,801,750	2,867,387
Global Impact
Shares sold	169,234	302,826	13,898,564	2,857,207
Shares reinvested	122,250	10,415	98,040	13,964
Shares redeemed	(2,087,843)	(423,138)	(715,315)	(92,096)
Net increase (decrease)	(1,796,359)	(109,897)	13,281,289	2,779,075
Equity Index
Shares sold	12,752,274	3,590,940	6,459,229	2,714,850
Shares reinvested	1,443,049	442,762	1,550,151	580,780
Shares redeemed	(6,066,700)	(3,466,858)	(3,920,446)	(2,392,583)
Net increase (decrease)	8,128,623	566,844	4,088,934	903,047
Value Equity Index(1)
Shares sold	14,231,133	1,054,807
Shares reinvested	101,406	4,526
Shares redeemed	(397,996)	(163,629)
Net increase (decrease)	13,934,543	895,704

	Year Ended 12/31/22		Year Ended 12/31/21
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
Value Equity
Shares sold	2,882,096	3,949,332	2,429,719	3,353,149
Shares reinvested	5,310,194	3,575,910	5,205,254	2,284,610
Shares redeemed	(20,871,820)	(4,533,432)	(8,502,943)	(2,853,079)
Net increase (decrease)	(12,679,530)	2,991,810	(867,970)	2,784,680
Growth Equity Index(1)
Shares sold	14,325,442	963,241
Shares reinvested	49,232	341
Shares redeemed	(20,158)	(187,204)
Net increase (decrease)	14,354,516	776,378
Growth Equity
Shares sold	10,657,475	3,111,055	2,838,191	2,248,238
Shares reinvested	4,062,386	3,495,032	6,350,653	5,774,226
Shares redeemed	(16,903,460)	(7,133,911)	(6,916,409)	(6,366,272)
Net increase (decrease)	(2,183,599)	(527,824)	2,272,435	1,656,192
Small Cap Equity
Shares sold	3,714,047	1,725,397	3,728,451	3,807,008
Shares reinvested	1,328,169	789,102	3,780,241	2,611,136
Shares redeemed	(3,830,548)	(3,392,048)	(3,876,671)	(2,771,764)
Net increase (decrease)	1,211,668	(877,549)	3,632,021	3,646,380
International Equity Index(2)
Shares sold	19,059,814	897,958	10,004,669
Shares reinvested	2,330,387	19,789	3,598,778
Shares redeemed	(10,745,667)	(101,396)	(12,093,750)
Net increase (decrease)	10,644,534	816,351	1,509,697
International Equity
Shares sold	5,998,120	3,253,789	3,523,313	2,489,465
Shares reinvested	1,148,221	397,094	5,146,144	1,834,359
Shares redeemed	(13,766,544)	(3,883,732)	(8,391,353)	(3,674,758)
Net increase (decrease)	(6,620,203)	(232,849)	278,104	649,066
Emerging Markets Equity
Shares sold	12,331,251	3,290,389	13,190,047	3,838,437
Shares reinvested	1,595,286	213,024	7,911,253	1,221,571
Shares redeemed	(6,197,919)	(2,462,757)	(9,678,323)	(2,416,761)
Net increase (decrease)	7,728,618	1,040,656	11,422,977	2,643,247
Global Real Estate Securities
Shares sold	3,057,694	1,762,139	2,223,392	2,568,833
Shares reinvested	612,383	279,563	1,199,318	600,819
Shares redeemed	(2,848,041)	(2,623,179)	(2,981,327)	(1,458,760)
Net increase (decrease)	822,036	(581,477)	441,383	1,710,892

	Year Ended 12/31/22		Year Ended 12/31/21
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
Strategic Alternatives
Shares sold	6,779,653	4,180,255	4,924,640	709,263
Shares reinvested	848,697	194,330	458,724	52,746
Shares redeemed	(13,912,587)	(3,006,927)	(3,836,192)	(1,535,551)
Net increase (decrease)	(6,284,237)	1,367,658	1,547,172	(773,542)
(1)For the period August 31, 2022 (commencement of operations) through December 31, 2022.
(2)For the Investor Class only, the period of April 29, 2022 through December 31, 2022.
7.  BANK BORROWINGS
Pursuant to a Line of Credit Agreement, the Funds are permitted to borrow cash from Northern Trust up to a limit of $50 million, collectively. Each Fund is individually, and not jointly, liable for its particular advances, if any, under the line of credit. If the line of credit was utilized, interest would be charged to each Fund based on its borrowings at a rate equal to the greater of the Federal Funds Rate plus 1.00% or 1.50%. Each Fund also paid a facility fee equal to its pro rata share of the amount of the credit facility, based on average net assets, at a rate of 0.20% per annum. The agreement will expire on November 15, 2023.
There were no draws on the line of credit for the year ended December 31, 2022, and there were no outstanding loans at December 31, 2022.
8.  FEDERAL INCOME TAXES
Each Fund has elected to be treated as and intends to qualify as a regulated investment company each year by complying with all sections of the Internal Revenue Code of 1986, as amended, that apply to regulated investment companies and to distribute substantially all of its taxable income and capital gains to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.
The Funds may be subject to taxes imposed by countries in which they invest in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Gains realized by the Funds on the sale of securities in certain countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
Management has analyzed the Funds’ tax positions and has concluded that no material provision for income tax is required in the Funds’ financial statements except as noted above. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations (including court decisions). Each of the Funds’ federal tax returns for the prior three fiscal years and the current year (year ended December 31, 2019, through year ended December 31, 2022), remains subject to examination by the Internal Revenue Service. In regard to foreign taxes only, certain Funds have open tax years in certain foreign countries they invest in that may date back to the inception of the Funds.

Distributions during the years ended December 31, 2022, and December 31, 2021, were characterized as follows for tax purposes:
Fund	Year	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distribution
MyDestination 2015	2022	$12,278,432	$ 32,650,498	$ —	$ 44,928,930
	2021	16,366,140	22,651,767	—	39,017,907
MyDestination 2025	2022	27,613,983	86,598,851	—	114,212,834
	2021	40,508,972	44,139,652	—	84,648,624
MyDestination 2035	2022	20,619,529	73,802,651	—	94,422,180
	2021	33,393,700	41,638,226	—	75,031,926
MyDestination 2045	2022	15,565,154	52,402,384	—	67,967,538
	2021	26,310,514	32,873,431	—	59,183,945
MyDestination 2055	2022	6,265,546	18,987,891	—	25,253,437
	2021	10,461,781	12,177,927	—	22,639,708
Conservative Allocation	2022	6,900,535	13,094,388	—	19,994,923
	2021	9,264,362	11,278,760	—	20,543,122
Balanced Allocation	2022	17,907,368	63,772,833	—	81,680,201
	2021	41,868,787	52,429,849	—	94,298,636
Growth Allocation	2022	1,225,298	81,735,314	—	82,960,612
	2021	38,017,659	54,761,306	—	92,778,965
Aggressive Allocation	2022	1,072,963	102,159,639	—	103,232,602
	2021	38,902,102	52,142,935	—	91,045,037
Money Market	2022	23,591,357	—	—	23,591,357
	2021	—	—	—	—
Low-Duration Bond	2022	19,504,200	—	—	19,504,200
	2021	10,274,701	481,506	—	10,756,207
Medium-Duration Bond	2022	44,093,477	—	—	44,093,477
	2021	43,133,548	2,553,507	—	45,687,055
Global Bond	2022	6,084,043	323,287	645,546	7,052,876
	2021	18,993,319	3,532,184	—	22,525,503
Defensive Market Strategies®	2022	18,737,915	186,894,401	—	205,632,316
	2021	61,857,721	84,527,216	—	146,384,937
Global Impact	2022	1,207,768	—	—	1,207,768
	2021	736,151	481,606	—	1,217,757
Equity Index	2022	42,981,741	32,597,417	—	75,579,158
	2021	40,916,918	62,439,120	—	103,356,038
Value Equity Index	2022	1,060,490	—	—	1,060,490
Value Equity	2022	26,459,616	128,117,163	—	154,576,779
	2021	53,580,516	104,857,148	—	158,437,664
Growth Equity Index	2022	464,138	—	—	464,138
Growth Equity	2022	1,198,853	134,976,762	—	136,175,615
	2021	13,290,950	351,980,455	—	365,271,405
Small Cap Equity	2022	2,824,239	30,262,526	—	33,086,765
	2021	63,621,325	58,500,598	—	122,121,923
International Equity Index	2022	20,557,904	2,765,624	—	23,323,528
	2021	24,814,894	18,694,988	—	43,509,882
International Equity	2022	18,001,181	1,252,957	—	19,254,138
	2021	49,827,532	54,284,848	—	104,112,380

Fund	Year	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distribution
Emerging Markets Equity	2022	$13,013,936	$ —	$1,707,078	$ 14,721,014
	2021	44,331,334	53,668,789	—	98,000,123
Global Real Estate Securities	2022	4,183,549	3,606,763	—	7,790,312
	2021	16,177,915	4,012,374	—	20,190,289
Strategic Alternatives	2022	10,078,085	1,608,781	—	11,686,866
	2021	4,747,893	493,166	—	5,241,059
At December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Qualified Late Year Losses	Net Unrealized Appreciation (Depreciation)
MyDestination 2015	$ 372,778	$ 2,126,592	$ —	$ (65,891,495)
MyDestination 2025	949,755	5,193,586	—	(133,183,661)
MyDestination 2035	670,071	7,991,276	—	(86,286,614)
MyDestination 2045	455,040	5,030,193	—	(28,301,894)
MyDestination 2055	169,674	2,167,067	—	(20,396,642)
Conservative Allocation	179,140	2,873,497	—	(49,871,824)
Balanced Allocation	642,126	16,749,235	—	(223,678,435)
Growth Allocation	11,858,240	—	—	(182,548,270)
Aggressive Allocation	10,093,709	7,517,721	—	(187,030,834)
Money Market	4,844	—	—	(354)
Low-Duration Bond	—	—	(2,308,322)	(47,739,245)
Medium-Duration Bond	4,734,630	—	—	(243,066,012)
Global Bond	—	—	(315,358)	(84,862,500)
Defensive Market Strategies®	11,665,076	—	—	(38,202,580)
Global Impact	409,969	—	—	(13,838,158)
Equity Index	230,515	2	(694,324)	893,012,779
Value Equity Index	—	—	—	1,836,834
Value Equity	—	91,471	(6,255,135)	75,781,132
Growth Equity Index	—	—	—	(11,688,607)
Growth Equity	—	—	(8,268,206)	(13,544,858)
Small Cap Equity	184,282	—	(1,170,779)	(7,628,199)
International Equity Index	3,026,523	—	—	(9,324,923)
International Equity	7,494,131	—	—	(39,308,165)
Emerging Markets Equity	—	—	(1,526,483)	(83,021,793)
Global Real Estate Securities	3,064,551	966,381	—	(44,183,941)
Strategic Alternatives	1,959,883	—	(2,682,573)	(6,334,606)
For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. Capital loss carryovers were as follows as of December 31, 2022:
Fund	Unlimited
Growth Allocation	$ 2,120,611
Low-Duration Bond	21,390,759
Medium-Duration Bond	142,482,527

Fund	Unlimited
Global Bond	$ 15,558,534
Defensive Market Strategies®	80,076,728
Global Impact	8,671,130
Value Equity Index	278,781
Growth Equity Index	153,400
International Equity Index	11,747,456
International Equity	15,560,018
Emerging Markets Equity	49,173,800
During the year ended December 31, 2022, the Funds did not utilize capital loss carryforwards to offset capital gains.
The Funds have elected to defer qualified late-year losses in accordance with the federal income tax rules. These losses are treated as having arisen on the first day of the following year. Capital losses were incurred from November 1, 2021, through December 31, 2022. The deferral amounts impacting ordinary income were from specified losses incurred from November 1, 2021, through December 31, 2022.
Fund	Capital	Ordinary Income	Total
Low-Duration Bond	$ —	$2,308,322	$2,308,322
Global Bond	—	315,358	315,358
Equity Index	694,324	—	694,324
Value Equity	3,973,973	2,281,162	6,255,135
Growth Equity	8,268,206	—	8,268,206
Small Cap Equity	1,170,779	—	1,170,779
Emerging Markets Equity	—	1,526,483	1,526,483
Strategic Alternatives	2,682,573	—	2,682,573
At December 31, 2022, the aggregate cost of investments for federal income tax purposes (including securities sold short and derivative related items) and the net unrealized appreciation from investments having an excess of value over cost and net unrealized depreciation from investments having an excess of cost over value were as follows:
Fund	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Investments	Depreciated Investments
MyDestination 2015	$ 707,669,603	$ (65,891,495)	$ 5,959,049	$ (71,850,544)
MyDestination 2025	1,759,013,835	(133,183,661)	26,302,391	(159,486,052)
MyDestination 2035	1,460,171,228	(86,286,614)	39,220,542	(125,507,156)
MyDestination 2045	1,071,260,473	(28,301,894)	48,310,616	(76,612,510)
MyDestination 2055	459,434,399	(20,396,642)	9,826,761	(30,223,403)
Conservative Allocation	482,925,768	(49,871,824)	107,734	(49,979,558)
Balanced Allocation	1,442,635,241	(223,678,435)	594,416	(224,272,851)
Growth Allocation	1,129,519,976	(182,548,270)	706,486	(183,254,756)
Aggressive Allocation	1,065,845,590	(187,030,834)	900,628	(187,931,462)
Money Market	1,575,573,741	(354)	—	(354)
Low-Duration Bond	1,031,992,168	(47,911,131)	1,638,397	(49,549,528)
Medium-Duration Bond	2,636,993,486	(243,402,712)	5,509,090	(248,911,802)
Global Bond	626,008,862	(84,974,304)	37,004,847	(121,979,151)
Defensive Market Strategies®	1,350,624,096	(38,197,590)	26,349,987	(64,547,577)

Fund	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Investments	Depreciated Investments
Global Impact	$ 134,323,088	$ (13,837,391)	$ 3,211,360	$ (17,048,751)
Equity Index	2,088,381,725	893,012,779	1,011,668,125	(118,655,346)
Value Equity Index	148,016,492	1,836,834	8,635,001	(6,798,167)
Value Equity	879,099,396	75,781,132	127,877,045	(52,095,913)
Growth Equity Index	150,784,437	(11,688,607)	4,737,231	(16,425,838)
Growth Equity	1,189,077,851	(13,544,858)	111,568,576	(125,113,434)
Small Cap Equity	704,674,413	(7,628,199)	67,602,503	(75,230,702)
International Equity Index	819,107,361	(9,319,780)	64,735,159	(74,054,939)
International Equity	1,019,019,504	(38,718,219)	45,792,909	(84,511,128)
Emerging Markets Equity	779,746,419	(84,656,270)	7,482,832	(92,139,102)
Global Real Estate Securities	290,322,933	(44,183,076)	2,789,879	(46,972,955)
Strategic Alternatives	287,484,618	(6,280,613)	5,251,356	(11,531,969)
The differences between book basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales, the deferral of losses on straddles, gains on constructive sales, premium amortization on convertible bonds, Ukrainian debt restructuring, convertible securities, investments in passive foreign investment companies ("PFIC"), swaps and other securities with book and tax cost differences.
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made for permanent tax differences to reflect income and gains available for distribution under income tax regulations. For the period ended December 31, 2022, the capital accounts have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of PFICs, paydown losses, net operating losses, swaps, foreign currency transactions, distributions received from regulated investment companies, reclassifications of dividends paid, equalization, convertible bonds and non-deductible expenses. Net assets were not affected by these reclassifications.
9.  RISKS
In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (market risk) or due to the failure of the other party to a transaction to perform (credit and counterparty risks).
Market Risks — A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.
Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (e.g. yield) movements. The Federal Reserve Board's decision to increase interest rates from historic lows has increased market volatility and heightened risks associated with rising interest rates.
If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.
The market values of equities, such as common stocks and preferred stocks, or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Market values may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.
A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.
Local, regional or global events such as the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on the Funds and their investments. For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Funds, and negatively impact broad segments of businesses and populations. The Funds' operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which a Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, remains unknown.
On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The continuing political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Funds will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board of Trustees. Additionally, due to current and potential future sanctions or potential market closure impacting the ability to trade Russian securities, a Fund may experience higher transaction costs.
Credit and Counterparty Risks — A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.
Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. The investment advisers minimize counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.
Brexit Risks — In June 2016, the United Kingdom (the “UK”) approved a referendum to leave the European Union ("EU"), commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound, short-term declines in global stock markets, and heightened risk of continued worldwide economic volatility. The UK officially left the EU on January 31, 2020, with a transitional period which ended on December 31, 2020. Brexit created and may continue to create an uncertain political and economic environment in the UK and other EU countries. This long-term uncertainty may affect other countries in the EU and elsewhere. Further, the UK’s departure from the EU may cause volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU. In addition, the UK’s departure from the EU may continue to create actual or perceived additional economic stresses for the UK, including potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and possible declines in business and consumer spending, as well as foreign direct investment.
LIBOR Risks— The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published or representative after December 31, 2021. A Fund may have investments linked to other interbank offered rates that may also cease to be published in the future. Various financial industry groups have been planning for the transition away from LIBOR, but there remain challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR). The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. There may also be challenges for the Fund to enter into hedging transactions against such newly issued instruments until a market for such hedging transactions develops. Any potential effects of the transition away from LIBOR on any of the Funds or on financial instruments in which a Fund invests, as well as other unforeseen effects, could result in losses to a Fund.
10. RECENT PRONOUNCEMENTS
In March 2020, the FASB issued ASU 2020-04 to provide temporary, optional expedients related to the accounting for contract modifications and hedging transactions as a result of the global markets’ anticipated transition away from the use of LIBOR and other interbank offered rates to alternative reference rates. Preceding the issuance of ASU 2020-04, which established ASC 848, the United Kingdom’s Financial Conduct Authority (FCA) announced that it would no longer need to persuade or compel banks to submit to LIBOR after December 31, 2021. In response, the FASB established a December 31, 2022, expiration date for ASC 848. In March 2021, the FCA announced that the intended cessation date of LIBOR in the United States would be June 30, 2023. In December 2022, the FASB issued ASU 2022-06 which includes amendments to defer the application of the amendments through December 31, 2024. Management is currently evaluating the impact, if any, on the financial statements.
In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 (the “Derivatives Rule”) imposes limits on the amount of derivatives contracts the Funds could enter, eliminates the asset segregation framework previously used by the Funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and 409 appoint a derivatives risk manager. The Derivatives Rule became effective February 19, 2021. The Funds began complying with the Derivatives Rule on August 19, 2022 and there was no material impact to the Funds.
On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices. Investment Company Act Rule 2a-5 (the “ Valuation Rule”), in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. The Valuation Rule also defines when market quotations are readily available for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. Further, the SEC rescinded previously issued guidance on related issues. The Valuations rule became effective on March 8, 2021 and the Funds adopted a valuation policy conforming to the new rules, effective September 1, 2022, and there was no material impact to the Funds.
In June 2022, the FASB issued ASU 2022-03 to clarify the guidance in Topic 820, Fair Value Measurement (Topic 820). The amendments in ASU 2022-03 affect all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. ASU 2022-03 (1) clarifies the guidance in Topic 820, when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of equity security, (2) amends a related illustrative example, and (3) introduces new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. For public business entities, the amendments in ASU 2022-03 are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2024, and interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. Management is currently assessing the impact  on the Funds’ financial statements.
11. REGULATORY EXAMINATIONS
Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by the Trust and its affiliates with securities and other laws and regulations affecting the Funds. There are currently no such matters which the Trust and its affiliates believe will be material to these financial statements.
12. SUBSEQUENT EVENTS
On November, 10, 2022, the Board of Trustees approved a plan to liquidate the Global Impact Fund which took place on January 27, 2023.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of GuideStone Funds and Shareholders of MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund, MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Global Bond Fund, Defensive Market Strategies® Fund, Global Impact Fund, Equity Index Fund, Value Equity Index Fund, Value Equity Fund, Growth Equity Index Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund, Emerging Markets Equity Fund, Global Real Estate Securities Fund and Strategic Alternatives Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below  (constituting GuideStone Funds, hereafter collectively referred to as the "Funds") as of December 31, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund, MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Global Bond Fund, Defensive Market Strategies® Fund, Equity Index Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund, Emerging Markets Equity Fund, Global Real Estate Securities Fund and Strategic Alternatives Fund	Statement of operations for the year ended December 31, 2022 and statement of changes in net assets for the years ended December 31, 2021 and 2022
Global Impact Fund	Statement of operations for the year ended December 31, 2022 and statement of changes in net assets the year ended December 31, 2022 and the period January 29, 2021 (commencement of operations) through December 31, 2021
Value Equity Index Fund and Growth Equity Index Fund	Statement of operations and statement of changes in net assets for the period August 31, 2022 (commencement of operations) through December 31, 2022
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian,transfer agent, agent banks and brokers; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
February 27, 2023
We have served as the auditor of one or more investment companies in GuideStone Funds since 2001.

NOTICE TO SHAREHOLDERS (Unaudited)
Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the federal tax status of distributions received by each Fund’s shareholders. During the year ended December 31, 2022, the Funds hereby designate the following dividends and distributions paid by each of the Funds:
Fund	Ordinary Income	Long-Term Capital Gain (20% rate)	Return of Capital
MyDestination 2015	$ 12,278,432	$ 32,650,498	$ —
MyDestination 2025	27,613,983	86,598,851	—
MyDestination 2035	20,619,529	73,802,651	—
MyDestination 2045	15,565,154	52,402,384	—
MyDestination 2055	6,265,546	18,987,891	—
Conservative Allocation	6,900,535	13,094,388	—
Balanced Allocation	17,907,368	63,772,833	—
Growth Allocation	1,225,298	81,735,314	—
Aggressive Allocation	1,072,963	102,159,639	—
Money Market	23,591,357	—	—
Low-Duration Bond	19,504,200	—	—
Medium-Duration Bond	44,093,477	—	—
Global Bond	6,084,043	323,287	645,546
Defensive Market Strategies®	18,737,915	186,894,401	—
Global Impact	1,207,768	—	—
Equity Index	42,981,741	32,597,417	—
Value Equity Index	1,060,490	—	—
Value Equity	26,459,616	128,117,163	—
Growth Equity Index	464,138	—	—
Growth Equity	1,198,853	134,976,762	—
Small Cap Equity	2,824,239	30,262,526	—
International Equity Index	20,557,904	2,765,624	—
International Equity	18,001,181	1,252,957	—
Emerging Markets Equity	13,013,936	—	1,707,078
Global Real Estate Securities	4,183,549	3,606,763	—
Strategic Alternatives	10,078,085	1,608,781	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes. Long-term capital gain distributions are taxable as capital gain dividends.

NOTICE TO SHAREHOLDERS (Continued)
The following percentages of ordinary income dividends paid for the year ended December 31, 2022, have been designated as qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003.
Fund	Qualified Dividend Income
MyDestination 2015	29.22%
MyDestination 2025	41.63%
MyDestination 2035	67.93%
MyDestination 2045	84.61%
MyDestination 2055	91.51%
Conservative Allocation	20.89%
Balanced Allocation	40.46%
Growth Allocation	74.93%
Aggressive Allocation	100.00%
Defensive Market Strategies®	33.82%
Global Impact	86.24%
Equity Index	94.58%
Value Equity Index	92.56%
Value Equity	88.69%
Growth Equity Index	92.77%
Small Cap Equity	100.00%
International Equity Index	80.73%
International Equity	98.91%
Emerging Markets Equity	100.00%
Global Real Estate Securities	10.25%
Strategic Alternatives	7.95%

All above designations are based on financial information available as of the date of this annual report, and accordingly, are subject to change. It is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

NOTICE TO SHAREHOLDERS (Continued)
The following Funds made capital gain distributions in the year ended December 31, 2022, and hereby designated these long-term capital gain distributions as follows:
Fund	Long Term Capital Gain Rate
MyDestination 2015	$0.4870
MyDestination 2025	0.5260
MyDestination 2035	0.5414
MyDestination 2045	0.5055
MyDestination 2055	0.6164
Conservative Allocation	0.3228
Balanced Allocation	0.5725
Growth Allocation	0.9767
Aggressive Allocation	1.2930
Global Bond	0.0052
Defensive Market Strategies®	1.8334
Equity Index	0.4575
Value Equity	2.5431
Growth Equity	2.0323
Small Cap Equity	0.7045
International Equity Index	0.0349
International Equity	0.0152
Global Real Estate Securities	0.1259
Strategic Alternatives	0.0562

GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) at all times during the fiscal year ended December 31, 2022, directly or indirectly controlled the vote of at least 60% of the outstanding shares of GuideStone Funds (the “Trust”). This means that GuideStone Financial Resources, which is an affiliate of the Trust’s investment adviser, GuideStone Capital Management, LLC, controls the vote on any matter that requires shareholder approval.
During the fiscal year ended December 31, 2022, GuideStone Financial Resources approved by written consent in lieu of a shareholder meeting, dated September 23, 2022, a modification to the fundamental investment policy regarding the change in the Growth Equity Fund’s subclassification status from diversified to non-diversified, effective November 1, 2022.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)
Pursuant to Rule 22e-4 (the “Rule”) under the Investment Company Act of 1940, as amended, GuideStone Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) whose principal objectives include assessing, managing and periodically reviewing the liquidity risk of each series of the Trust (each, a “Fund” and together, the “Funds”), based on factors specific to the circumstances of each Fund.  The Rule defines liquidity risk as the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
The Board of Trustees (the “Board”) of the Trust met at a Board meeting held on May 23-24, 2022 (the "Meeting") to review the Trust's Program. The Board previously approved the Program and designated the Liquidity Risk Management Committee (the “Committee”) of GuideStone Capital Management, LLC as the administrator of the Program.  At the Meeting, the Committee provided the Board with a report which addressed the operation of the Program from April 1, 2021 through March 31, 2022 (the “Review Period”) and assessed the adequacy and effectiveness of implementation. The Committee reported on the following  reviews and conclusions:
•	the process for categorizing each Fund’s portfolio holdings into one of four liquidity categories, as defined in the Rule and the role of the Funds’ third-party liquidity classification data provider in the classification process, noting that no operational or compliance issues were detected;
•	a review of the Funds’ liquidity factors, as enumerated in the Rule;
•	each Fund remained primarily highly liquid, as the term is defined in the Rule;
•	due to the highly liquid nature of each of the Funds, a highly liquid investment minimum had not been established for any Fund;
•	there were no liquidity events that materially affected the ability of any Fund to sell portfolio securities without significantly affecting its market value in order to timely meet redemptions without dilution to ongoing shareholders;
•	at no time during the Review Period did any Fund approach the 15% Limit or 15% Threshold on illiquid investments, as those terms are defined in the Program;
•	there were no material changes to the Program during the Review Period;
•	the Program is reasonably designed and is operating effectively to assess and manage the liquidity risk for each Fund;
•	the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to developments with the potential to impact the Funds’ liquidity.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

FUND MANAGEMENT (Unaudited)
Information pertaining to the Trustees and officers of the Trust is set forth below. This information is current as of December 31, 2022. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-GS-FUNDS(1-888-473-8637).
Name, (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee[2]
INDEPENDENT TRUSTEES
Thomas G. Evans (1961) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2020	President and Owner, Encompass Financial Services, Inc., 1985 – present; Trustee, GuideStone Financial Resources, 2010 – 2018.	26	None
William Craig George (1958) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2004	Senior Vice President and Regional Credit Officer, First National Bank, 2017 – present.	26	None
Grady R. Hazel (1947) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2011	Chief Financial Officer, The Dunham School, 2015 – present; Certified Public Accountant, 1978 – present.	26	None
David B. McMillan (1957) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2019	Chief Executive Officer and Founder, Peridot Energy LLC, 2008 – present; Trustee, GuideStone Financial Resources, 2010 – 2018; Trustee, GuideStone Capital Management, LLC, 2011 – 2018; GuideStone Investment Services and GuideStone Resource Management, Inc., 2014 – 2018.	26	None
Franklin R. Morgan (1943) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2005	Retired – Senior Vice President, Director of International Administration, Prudential Securities, Inc., 1962 – 2003.	26	None
Ronald D. Murff (1953) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2019	President, JKL Group, LLC, 2010 – present; Principal, Dalcor Companies, 2012 – present.	26	None
INTERESTED TRUSTEES[3]
David Cox, Sr. (1972) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2020	Supply Chain Manager, Penske Logistics, Inc., 2004 – present.	26	None
Randall T. Hahn, D.Min. (1965) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2018	Senior Pastor, The Heights Baptist Church, 2002 – present.	26	None

FUND MANAGEMENT (Continued)
Name, (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee[2]
OFFICERS WHO ARE NOT TRUSTEES[4]
Melanie Childers (1971) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President – Fund Operations and Secretary	Since 2014[5]	Managing Director, Fund Operations, GuideStone Financial Resources, 2014 – present.	N/A	N/A
John R. Jones (1953) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 President	Since 2000	Executive Vice President and Chief Operating Officer, GuideStone Financial Resources, 1997 – present.	N/A	N/A
Patrick Pattison (1974) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President and Treasurer	Since 2008	Chief Accounting Officer, GuideStone Financial Resources, 2015 – present.	N/A	N/A
Brandon Pizzurro (1981) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President and Investment Officer	Since 2021	Director of Public Investments, GuideStone
Financial Resources, 2021 – present; Portfolio
Manager, GuideStone Financial Resources,
2019 - 2021; Senior Investment Analyst,
		GuideStone Financial Resources, 2017 – 2019.	N/A	N/A
David S. Spika (1964) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Executive Vice President	Since 2019	Vice President and Chief Investment Officer GuideStone Financial Resources, 2021 – present; Vice President and Chief Strategic Investment Officer, GuideStone Financial Resources, 2016 – 2021.	N/A	N/A
Brandon Waldeck (1977) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 AML Compliance Officer	Since 2020	Senior Manager – Fraud Risk, GuideStone Financial Resources, 2019 – present; Director of Ethics Office Trade Monitoring, Fidelity Investments, 2001 – 2019.	N/A	N/A
Matthew A. Wolfe (1982) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Chief Compliance Officer and Chief Legal Officer	Since 2017[6]	Managing Director, Compliance and Legal, GuideStone Financial Resources, 2020 – present; Associate Counsel – Investment and Corporate Services, GuideStone Financial Resources, 2015 – 2020.	N/A	N/A
Erin Wynne (1981) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Assistant Treasurer	Since 2016	Director, Financial Reporting & Analysis, GuideStone Financial Resources, 2015 – present.	N/A	N/A
1  Each Independent Trustee serves until his or her resignation, removal or mandatory retirement. Each Interested Trustee serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the Board of Trustees of GuideStone Financial Resources. All Trustees must retire at the end of the calendar year in which they attain the age of 80 or after achieving 10 years of service, whichever occurs last.  Officers serve at the pleasure of the Board of Trustees.
2  Directorships not included in the Trust complex that are held by a director in any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the 1940 Act.
3 Mr. Cox and Dr. Hahn are “interested persons” of the Trust as the term is defined in the 1940 Act due to their positions on the Board of Trustees of
GuideStone Financial Resources.
4  The officers of the Trust are affiliates of the Adviser due to their positions with the Adviser, GuideStone Financial Resources, GuideStone Investment Services and/or GuideStone Resource Management, Inc.
5  Ms. Childers has served as Vice President – Fund Operations since 2014.  She has served as Vice President – Fund Operations and Secretary since 2021.
6  Mr. Wolfe has served as Chief Legal Officer since 2017. He has served as CCO and Chief Legal Officer since 2020.

PROXY VOTING
A description of the policies and procedures that GuideStone Funds uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how GuideStone Funds voted proxies during the most recent 12-month period ended June 30 is available without charge by calling 1-888-GS-FUNDS (1-888-473-8637), by visiting our website at GuideStoneFunds.com or by visiting the SEC’s website at http://www.sec.gov.
FORM N-MFP
Beginning December 2009, the GuideStone Money Market Fund began filing Form N-MFP with the SEC. Form N-MFP is filed on a monthly basis by money market mutual funds and includes detailed information about a money market fund’s investments and the market-based price of its portfolio known as its "shadow NAV" or mark-to-market valuation. The portfolio holdings information is posted on our website, GuideStoneFunds.com within five business days after the end of the month. Form N-MFP is made available online with a 60-day delay at http://www.sec.gov.
QUARTERLY SCHEDULES OF INVESTMENTS
In addition to the semi-annual and annual reports that GuideStone Funds delivers to shareholders and makes available through its website, GuideStone Funds files a complete schedule of portfolio holdings with the SEC for each Fund’s first and third fiscal quarters on Form N-PORT. GuideStone Funds does not deliver the schedule for the first and third fiscal quarters to shareholders; however, the schedule is posted to our website, GuideStoneFunds.com. You may also obtain Form N-PORT filings by accessing the SEC’s website at http://www.sec.gov.

BOARD REVIEW OF NEW INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS FOR THE VALUE EQUITY INDEX FUND AND GROWTH EQUITY INDEX FUND
As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees (the “Board” or the “Trustees”) of GuideStone Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as the term “interested person” is defined in Section 2(a)(19) of the 1940 Act, advised by independent legal counsel (“Independent Counsel”), considered the approval of the investment advisory agreements (the “New Advisory Agreements”) among GuideStone Capital Management, LLC (“GSCM” or the “Adviser”) and the Trust on behalf of each new series of the Trust  – the Value Equity Index Fund (the “VEIF”) and Growth Equity Index Fund (the “GEIF” and together with the VEIF, the “New Funds”), and the following new sub-advisory agreements (the “New Funds Agreements”) among the Adviser, the Trust and respectively: (i) Legal & General Investment Management America, Inc. (“LGIM America”) to serve as sub-adviser to the New Funds (the “LGIM America Agreements”); and (ii) Parametric Portfolio Associates LLC (“Parametric” and together with LGIM America, the “New Funds Sub-Advisers”) to serve as overlay program sub-adviser (the “Overlay Agreement”), each on behalf of the New Funds.  The Board approved the New Advisory Agreements and the New Funds Agreements at a meeting of the Board held on May 23-24, 2022 (the “May Meeting”).
The Board’s decision to approve the New Advisory Agreements and the New Funds Agreements reflects the exercise of the Board’s business judgment and the Board’s consideration of its fiduciary duties to the New Funds and their prospective shareholders.  Prior to approving the New Advisory Agreements and the New Funds Agreements, the Board requested and received information from the Adviser and the New Funds Sub-Advisers and considered such information with the assistance and advice of Independent Counsel and counsel to the Trust.
The Board’s consideration of various factors, and its conclusions with respect to such factors, formed the basis for the Board’s determination to approve the New Advisory Agreements and the New Funds Agreements.  The factors considered by the Board included, but were not limited to: (i) the nature, extent and quality of the services to be provided by the Adviser and each New Funds Sub-Adviser; (ii) the personnel resources of the Adviser and each New Funds Sub-Adviser; (iii) the experience and expertise of the Adviser and each New Funds Sub-Adviser; (iv) the financial capabilities and financial resources of the Adviser and each New Funds Sub-Adviser; (v) the compliance program and compliance history of the Adviser and each New Funds Sub-Adviser; (vi) the composite performance history of the Adviser’s and each New Funds Sub-Adviser’s proposed investment strategy, as applicable, in comparison to relevant benchmarks, as applicable; (vii) the amount of the contractual advisory fee proposed to be paid to the Adviser, and the amount of the contractual sub-advisory fee proposed to be paid to each New Funds Sub-Adviser, in comparison to available fee information for the Adviser’s and such New Funds Sub-Advisers’ other clients and similar funds; (viii) the expected profitability of the Adviser and each New Funds Sub-Adviser with respect to the New Funds and their overall business; (ix) the extent of any economies of scale and whether the fee structure in the New Advisory Agreement and each New Funds Agreement reflects such economies of scale; (x) the existence of any collateral benefits that may be realized by the Adviser and each New Funds Sub-Adviser, such as affiliate brokerage arrangements or the use of soft dollars; and (xi) any collateral benefits that may be realized by the New Funds.  With respect to the New Advisory Agreements and each New Funds Sub-Advisory Agreement, the Board also evaluated whether the approval of the New Advisory Agreements and the New Funds Agreements was in the best interests of the New Funds and their prospective shareholders.   No one factor was determinative in the Board’s consideration of the New Advisory Agreements and the New Funds Agreements, and each Trustee may have attributed different weights to the factors considered.
The Board undertook a review of the terms of the New Advisory Agreements and each New Funds Agreement and the Adviser provided the Board with information in the form of reports about the Adviser and the New Funds Sub-Advisers prior to and during the May Meeting, which addressed the factors listed previously.  During the May Meeting, the Adviser also gave presentations to the Board during which the Adviser provided additional information about the Adviser and the New Funds Sub-Advisers, discussed the comprehensive review process used by the Adviser to recommend the New Funds Sub-Advisers and responded to questions from the Board.
In addition, the Independent Trustees met separately in executive session with Independent Counsel to discuss and consider the information presented in connection with the approval of the New Advisory Agreements and the New Funds Agreements, as well as the Trustees’ responsibilities and duties in approving the agreements.
BOARD APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT FOR THE VALUE EQUITY INDEX FUND AND GROWTH EQUITY INDEX FUND
In considering the approval of the New Advisory Agreements with GSCM on behalf of the New Funds, the Trustees took into account all the materials provided prior to and during the May Meeting, the presentations made and the extensive discussions during the meeting, including the discussion the Independent Trustees had during their executive sessions with Independent Counsel.  The Board also took into account the Investment Management Committee of the Board’s (“IMC”) review of information related to the New Advisory Agreements.  The Board considered its responsibilities with respect to reviewing and approving the terms of the New Advisory Agreements, the investment management team at GSCM, the reasonableness of GSCM’s advisory fees and whether the appointment of GSCM would be in the best interests of the New Funds and their prospective shareholders.  The Board reviewed the factors that it should consider in evaluating whether to approve the New Advisory Agreements and the materials provided to support each factor.
In making its determination to approve GSCM, the Board, including the Independent Trustees advised by Independent Counsel, considered a number of factors.  Such factors included the nature, extent and quality of the services to be provided by GSCM to the New Funds; the fees charged by GSCM for its services; information regarding GSCM’s ownership structure, investment management experience, personnel, clients, assets under management (“AUM”), legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes.  The Trustees evaluated the Adviser’s experience in serving as an investment adviser, including overseeing the provision of investment advisory and portfolio management services and managing the allocation of existing assets for each of the Select Funds(1).  The Trustees noted the experience of key personnel in providing investment management and administrative services, the systems used by such persons and the Adviser’s ability to attract and retain capable personnel.  The Trustees noted the terms of the New Advisory Agreements and the responsibilities that the Adviser will have as an investment adviser to the New Funds, including overseeing the provision of investment advisory and portfolio management services to the New Funds, developing the overall investment strategies for the New Funds, oversight of general fund compliance and compliance with faith-based investment (“FBI”) restrictions and the implementation of Board directives as they may relate to the New Funds.  The Trustees also noted that, except for the identity of the New Funds and their respective management fees, the New Advisory Agreements are identical in all material respects to other advisory agreements entered into by the Trust for the existing portfolios.
With respect to the advisory fees to be paid to the Adviser, the Board considered information provided by the Adviser regarding the appropriateness of the fees based on the nature and extent of advisory services required for the New Funds. The Board further noted that the overall management and advisory fees for each New Fund, based upon information provided in the meeting materials, was comparable to funds with similar investment objectives and policies. The Board considered and took into account the implementation of expense caps for both the Institutional Class and Investor Class of each New Fund, whereby the Adviser has agreed to pay, waive or assume expenses of each class of the New Funds to the extent needed to limit the respective total annual operating expenses of a class (without regard to any expense reductions realized through the use of directed brokerage) excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and expenses incurred in connection with the short sales of securities to 0.20% and 0.47% for the Institutional Class and Investor Class, respectively.

Accordingly, the Trustees observed that the anticipated total annual operating expenses of both classes of each New Fund would be above the expense caps and that the Adviser’s profitability is expected to lessen as a result. The Trustees further observed that as the New Funds grow in AUM, reductions in expenses covered by the expense caps would inure to the benefit of the Adviser if and when a decrease in, and removal of, the advisory fee waivers occur.
The Board concluded that the New Funds are likely to benefit from the nature, extent and quality of the services to be provided by the Adviser as a result of the Adviser’s experience, personnel, operations and resources.
Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that GSCM would provide investment management services that are appropriate in scope and that the fees to be paid to GSCM by each New Fund, under the New Advisory Agreements would be fair and reasonable in light of the nature, extent and quality of services to be provided.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.
(1)“Select Funds” refers collectively to the Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Global Bond Fund, Strategic Alternatives Fund, Defensive Market Strategies® Fund, Global Impact Fund, Equity Index Fund, Global Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund.
BOARD APPROVAL OF NEW SUB-ADVISORY AGREEMENTS FOR THE VALUE EQUITY INDEX FUND AND GROWTH EQUITY INDEX FUND
In considering the approval of the LGIM America Agreements, the Board took into account the materials provided prior to and during the May meeting, the presentations made and the extensive discussions held during the meeting, including the discussions the Independent Trustees had during executive sessions with Independent Counsel.  The Board also took into account the IMC’s review of information related to the LGIM America Agreements.  The Board considered its responsibilities with respect to reviewing and approving the terms of the LGIM America Agreements, the investment management team at LGIM America, the reasonableness of LGIM America’s sub-advisory fees and whether the appointment of LGIM America would be in the best interests of the New Funds and their shareholders.  The Board reviewed the factors that it should consider in evaluating whether to approve each LGIM America Agreement and the materials provided to support each factor.
In making its determination to approve the selection of LGIM America, the Board, including the Independent Trustees advised by Independent Counsel, considered a number of factors.  Such factors included the nature, extent and quality of the services to be provided by LGIM America; the composite performance history of the LGIM America passive strategies to be used for the New Funds (the “LGIM America Strategies”); the fees charged by LGIM America for its services; and information regarding LGIM America’s ownership structure, investment management experience, personnel, clients, AUM, legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophy and processes.  The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend LGIM America’s services.  The Board considered that the Adviser had been able to negotiate fees that were favorable compared to LGIM America’s stated fee schedule.
Because the engagements with LGIM America for sub-advisory services for the New Funds would be new, there was no relevant historical profitability information for the Board to assess.  The Board noted, however, that LGIM America provided estimates of profitability for providing its services to the New Funds, and that LGIM America’s profitability was calculated by deducting the estimated direct costs associated with managing each mandate from the estimated management fee revenue earned.  The Trustees considered the Adviser’s assessment of LGIM America’s financial condition.  The Trustees noted that the Adviser, after reviewing certain financial information provided by LGIM America, believed that the firm was financially sound.

The Board considered the fees to be paid to LGIM America under the LGIM America Agreements, in light of the nature, extent and quality of the services to be provided.  The Board also considered the fees generally charged by LGIM America to other clients and by other investment advisers that offer similar services.  The Board also noted that the New Funds, and not the Adviser, would pay fees to LGIM America directly.
The Board considered potential “fall-out” or ancillary benefits anticipated to be received by LGIM America and its respective affiliates as a result of their arrangements with the New Funds.  The Board concluded that any potential benefits to be derived by LGIM America included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds.
The Board noted the Adviser’s representations that LGIM America would be comfortable managing its strategies in accordance with the New Funds’ FBI policy.  The Adviser informed the Board that it has a positive working relationship with LGIM America, noting that LGIM America currently serves as the sub-adviser to both the Equity Index Fund (the “EIF”) and International Equity Index Fund (the “IEIF”).
While acknowledging that past performance does not indicate future results, the Board considered the historical performance of the LGIM America Strategies. The Board noted that with respect to the VEIF, LGIM America does not currently have any Russell 1000® Value Index mandates, and therefore, there was no historical composite performance to review.  For the GEIF, the Board further noted that the composite has only limited performance history since September 2019, and that the composite gross of fees had underperformed the Russell 1000® Growth Index for the one-year and since inception periods ended March 31, 2022, by 0.01% and 0.03%, respectively, and net of fees underperformed the benchmark by 0.10% and 0.13% for the same periods, respectively.
Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that LGIM America would provide investment management services that are appropriate in scope and that the fees to be paid to LGIM America by each New Fund under the respective LGIM America Agreements would be fair and reasonable in light of the nature, extent and quality of services to be provided.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.
BOARD APPROVAL OF NEW SUB-ADVISORY AGREEMENT FOR THE VALUE EQUITY INDEX FUND’S AND GROWTH EQUITY INDEX FUND’S OVERLAY PROGRAM
In considering the approval of the Overlay Agreement, the Board took into account the materials provided prior to and during the May Meeting, the presentations made and the extensive discussions during the meeting, including the discussion the Independent Trustees had during their executive session with Independent Counsel.  The Board also took into account the IMC’s review of information related to the Overlay Agreement.  The Board reviewed the factors that it should consider in evaluating whether to approve the Overlay Agreement and the materials provided to support each factor.
In making its determination to approve the selection of Parametric as a sub-adviser to the New Funds for cash overlay services, the Board, including the Independent Trustees advised by Independent Counsel, considered a number of factors.  Such factors included the nature, extent and quality of the services to be provided by Parametric under the Overlay Agreement; the fees charged by Parametric for its cash overlay services; and information regarding Parametric’s ownership structure, investment management experience, personnel, clients, AUM, legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes.  The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend Parametric’s cash overlay services on behalf of the New Funds.  The Board considered that the Adviser believed Parametric’s stated fee schedule for such services to be competitive and would be the same as the fee charged to the other series of the Trust (each, a “Fund” and collectively, the “Funds”) participating in the cash overlay program.
The Board considered the profitability information provided by Parametric for its cash overlay services currently provided to the Funds.  The Trustees also considered the Adviser’s assessment of Parametric’s financial condition.  The Trustees noted that the Adviser, after reviewing certain financial information provided by Parametric, believed that Parametric was financially sound.
The Board considered the fees to be paid to Parametric under the Overlay Agreement, as well as the overall fee structure under the Overlay Agreement, in light of the nature, extent and quality of the services to be provided.  The Board also considered the fees charged by other investment advisers that offer similar services.
The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Parametric and its affiliates as a result of its arrangements with the New Funds.  The Board concluded that any potential benefits to be derived by Parametric included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds.
The Board observed that the purpose of Parametric’s cash overlay services would be to help mitigate a potential drag on returns created by holding cash within the New Funds.  The Adviser informed the Board that it has a positive working relationship with Parametric, noting that Parametric currently serves as sub-adviser to the Trust’s overlay program, as well as provides a completion portfolio program to certain Funds.  The Board considered the Adviser’s representation that Parametric would be comfortable implementing its cash overlay services in accordance with the New Funds’ FBI policy.
Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that Parametric would provide cash overlay services that are appropriate in scope and that the fees to be paid to Parametric by each New Fund under the respective Overlay Agreement would be fair and reasonable in light of the nature, extent and quality of services to be provided.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.
BOARD REVIEW OF EXISTING ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS
As required by the 1940 Act, the Board, including the Independent Trustees, recently considered the renewal of (i) the investment advisory agreement between GSCM and the Trust on behalf of each Fund, except as noted below (the “Advisory Agreement”); and (ii) the existing sub-advisory agreements among the Adviser, each sub-adviser and the Trust on behalf of each Select Fund (except as noted below) (referred to collectively as the “Sub-Advisory Agreements”). The Advisory Agreement and the Sub-Advisory Agreements (each, an “Agreement,” and collectively, the “Agreements”) were approved for an additional one-year term, at a meeting of the Board held on September 22-23, 2022 (the “September Meeting”). The Board’s decision to approve the Agreements reflects the exercise of its reasonable business judgment to continue each Agreement. In approving the continuation of the Agreements, the Board considered, with the assistance and advice of Independent Counsel and counsel to the Trust, information provided by the Adviser, each applicable sub-adviser and an independent provider of investment company data engaged by the Trust.  Because the Board had approved them for an initial two-year term within the last year, the following Agreements were not subject to annual renewal at the September Meeting: (i) the New Advisory Agreements; (ii) the sub-advisory agreement with Neuberger Berman Investment Advisers LLC on behalf of the Defensive Market Strategies® Fund (the “DMSF”); (iii) the sub-advisory agreement with PGIM Quantitative Solutions LLC on behalf of the DMSF; (iv) the sub-advisory agreement with Guggenheim Partners Investment Management, LLC on behalf of the Medium-Duration Bond Fund (the “MDBF”); (v) the sub-advisory agreement with J.P. Morgan Investment Management Inc. on behalf of the Growth Equity Fund (the “GEF”); (vi) the sub-advisory agreement with William Blair Investment Management, LLC on behalf of the GEF; (vii) LGIM America

Agreements; (viii) the Overlay Agreement; and (ix) the sub-advisory agreement with Forward Management, LLC (d/b/a/ Salient) (“Salient”) on behalf of the Strategic Alternatives Fund (the “SAF”), and Salient’s sub-subadvisory agreement with Broadmark Asset Management LLC (“Broadmark”).
The Board’s consideration of various factors and its conclusions with respect to such factors formed the basis for the Board’s determination to continue the Agreements.  The factors considered by the Board included, but were not limited to: (i) the personnel resources of the Adviser and sub-advisers; (ii) the experience and expertise of the Adviser and sub-advisers; (iii) the financial capabilities and resources of the Adviser and sub-advisers; (iv) the compliance procedures and histories of the Adviser and sub-advisers; (v) the performance of the Funds or portfolio accounts in comparison to relevant benchmarks, peer universes of similarly managed funds and/or the sub-advisers’ other clients; (vi) the amount of the contractual advisory fees in comparison to similarly managed funds and/or the sub-advisers’ other clients and the effect of any fee waiver and expense reimbursement arrangements; (vii) the total expenses of the Funds in comparison to similarly managed funds and the use of past and anticipated expense caps; (viii) the profitability of the Adviser and, to the extent available, of the sub-advisers with respect to the Funds or portfolio accounts and their overall businesses, as well as the effect of fee waivers and expense caps on profitability levels; (ix) the extent of any economies of scale and whether the advisory fees reflect such economies of scale through breakpoints or otherwise, or effectively do so as a result of recent reductions in fee levels; (x) the existence of any collateral benefits realized by the Adviser or sub-advisers, such the use of soft dollars; and (xi) the existence of any collateral benefits realized by the Funds resulting from relationships with the Adviser or sub-advisers. In addition, the Board considered each sub-adviser’s human resources, business continuity and cybersecurity practices and policies and financial condition. With respect to the Funds that utilize a multi-manager approach (i.e., the Fund is advised by multiple sub-advisers), the Board considered the ongoing role each sub-adviser plays in the overall structure of the Fund’s portfolio, including how each sub-adviser’s strategy complements the strategies of the other sub-advisers.
In its decision to renew the Agreements, the Board was also mindful of the potential disruptions of the Trust’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an Agreement. The Board also evaluated whether the approval of each Agreement was in the best interests of the applicable Fund and its shareholders. No one factor was determinative in the Board’s consideration of the Agreements.
The Board undertook a review of the terms of the Agreements and the nature, extent and quality of the services provided by the Adviser and each applicable sub-adviser. The Board conducted its analysis on a Fund-by-Fund basis with respect to the Adviser and then each applicable sub-adviser. The Adviser provided the Board with substantial detailed information in the form of reports about itself and each Fund and the applicable sub-advisory firms prior to and during the September Meeting, which addressed the factors listed previously. The Adviser also provided additional information about the Adviser and each sub-adviser in presentations made during the September Meeting and responded to questions from the Trustees.  In addition, the Independent Trustees met separately in executive session with Independent Counsel, as did the IMC, to discuss and consider information presented in connection with the continuation of the Agreements as well as the Trustees’ responsibilities and duties in approving the Agreements.
BOARD APPROVAL OF CONTINUATION OF THE ADVISORY AGREEMENT WITH GSCM
In considering the renewal of the Advisory Agreement, the Board took into account all the materials provided prior to and during the meeting, the presentations made during the meeting and the comprehensive discussions during the meeting, including the discussions between the Independent Trustees and Independent Counsel during executive sessions.  The Board also considered the IMC’s review of information related to the renewal of the Advisory Agreement, questions submitted by the IMC to the Adviser and Trust management regarding GSCM, and the responses to those questions that were discussed with the Board.

The Board examined the nature, extent and quality of the services to be provided by GSCM to each of the Funds.  The Board evaluated GSCM’s experience serving as the investment adviser to the Trust and each of the Funds, including GSCM’s experience overseeing and managing the allocation of each Fund’s assets among the Trust’s sub-advisers, continually reviewing the investment performance of each Fund, continually reviewing the nature and quality of the services provided by the Trust’s sub-advisers and recommending changes to the Trust’s sub-advisers and the allocation of each Select Fund’s assets among the applicable sub-advisers, as and when appropriate, and potentially directly managing Fund investments.  With respect to the Target Date Funds(1) and the Target Risk Funds(2) (each, a “Fund-of-Funds” and collectively, the “Funds-of-Funds”), the Board evaluated the nature, extent and quality of the services that GSCM provides that are in addition to, rather than duplicative of, services provided to any underlying Select Fund.  Specifically, the Board evaluated GSCM’s services in determining the glide path or the asset mix for each Fund-of-Funds and selecting the specific underlying Select Funds in which to invest, as well as rebalancing services.  The Board considered the experience of key personnel at GSCM providing investment management services to the Trust and to each Fund as well as the administrative services provided to the Trust, the systems used by such persons and the ability of GSCM to attract and retain capable personnel.  The Board considered the reputation, operations, business continuity and cybersecurity policies and practices, compliance history, compliance program and financial condition of GSCM.  The Board also considered the terms of the Advisory Agreement and the responsibilities that GSCM has as investment adviser to each of the Funds, including oversight of sub-adviser compliance with each Fund’s policies and objectives and oversight of general Fund compliance, including compliance with FBI restrictions and Board directives.  The Board concluded that each Fund is likely to benefit from the nature, extent and quality of GSCM’s services based on its experience, personnel, operations and resources.  During their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.
The Board considered the advisory fees for each of the Select Funds under the Advisory Agreement, as well as each Fund’s contractual management fees.  The Board examined fee information for each Select Fund, as compared to other funds in each Select Fund’s designated peer group (“Expense Group”) for the Institutional and Investor Classes, based on information provided by Broadridge as of June 30, 2022.  The Board took into account that this comparison of each of the Select Funds Institutional Class contractual management fees, not inclusive of any fee waivers or expense reimbursements, if applicable, ranked the Low-Duration Bond Fund (“LDBF”), MDBF, Global Bond Fund (“GBF”), Global Impact Fund (“GIF”), EIF, Global Real Estate Securities Fund (“GRESF”), Value Equity Fund (“VEF”) and IEIF in the first quintile; the Money Market Fund (“MMF”), SAF and Emerging Markets Equity Fund (“EMEF”) in the second quintile; the DMSF, GEF, Small Cap Equity Fund (“SCEF”) and International Equity Fund (“IEF”) in the third quintile; and no Fund in the fourth or fifth quintile. With respect to the comparison of each of the Select Funds Investor Class contractual management fees, not inclusive of any fee waivers or expense reimbursements, if applicable, the Board noted that the MMF, LDBF, MDBF, GBF, SAF, GIF and GRESF ranked in the first quintile; the DMSF, EIF, VEF, GEF and EMEF ranked in the second quintile; the IEF ranked in the third quintile; the SCEF ranked in the fourth quintile; and no Fund ranked in the fifth quintile.
The Board evaluated the total expense ratios for other funds in each Select Fund’s Expense Group for the Institutional and Investor Classes based on information provided by Broadridge as of June 30, 2022.It reflected upon the results of each of the Select Funds Institutional Class total expense ratios, net of any fee waivers or expense reimbursements, if applicable, noting that the LDBF, MDBF, GBF, DMSF, GRESF, VEF and IEIF ranked in the first quintile; the MMF, SAF, GIF and EIF ranked in the second quintile; the GEF, SCEF, IEF and EMEF ranked in the third quintile; and no Fund ranked in the fourth or fifth quintile. For the comparison of each of the Select Funds Investor Class total expense ratios, net of any fee waivers or expense reimbursements, if applicable, the Board noted that no Fund ranked in the first quintile; the SAF ranked in the second quintile; the MMF, LDBF, MDBF and DMSF ranked in the third quintile; and the GIF, EIF, GRESF, VEF, GEF, SCEF, IEF and EMEF ranked in the fourth quintile; and the GBF ranked in the fifth quintile.

The Board also examined fee information for the Funds-of-Funds, as compared to other funds in these Funds’ Expense Groups for both the Institutional and Investor Classes, based on information provided by Broadridge as of June 30, 2022, noting the relatively small size of the Expense Groups.  The Board reviewed each Fund-of-Fund’s contractual management fees, not inclusive of any fee waivers or expense reimbursements, if applicable, noting that most of the Institutional Class Funds-of-Funds resided in the second quintile, with the exception of the Conservative Allocation Fund (“CAF”) and Growth Allocation Fund (“GAF”), which ranked in the first quintile, and the MyDestination Fund 2015 (“MDF 2015”) and Aggressive Allocation Fund (“AAF”), which were not assigned a quintile ranking due to the size of their respective peer groups.  Regarding the Investor Class of the Funds-of-Funds’ rankings of contractual management fees, not inclusive of any fee waivers or expense reimbursements, if applicable, the Board observed that most of the Funds-of-Funds were in the first quintile, except for the Balanced Allocation Fund (“BAF”), which ranked in the second quintile, and the CAF, GAF and AAF, which were not assigned quintile rankings due to the size of their respective peer groups.
Also, with respect to the Funds-of-Funds, the Board assessed the total expense ratios, not inclusive of any fee waivers or expense reimbursements, if applicable, in these Funds’ Expense Groups for both the Institutional and Investor Classes, based on information from Broadridge as of June 30, 2022, continuing to note the relatively small size of the Expense Groups.  For the Institutional Class, the Board observed that most of the Funds-of-Funds were ranked in fourth quintile, except for the MyDestination Fund 2045 (“MDF 2045”) and MyDestination Fund 2055 (“MDF 2055”), which were ranked in the second quintile, and the MyDestination Fund 2035 (“MDF 2035”), which was ranked in the third quintile. The Board also observed that no Fund ranked in the first or fifth quintile, and the AAF was not assigned a quintile ranking due to the small size of its peer group.  Regarding the Investor Class, the Board observed that no Fund ranked in the first quintile; the MDF 2035, MDF 2045 and MDF 2055 ranked in the second quintile; the MyDestination Fund 2025 (“MDF 2025”) ranked in the third quintile; the MDF 2015 and GAF ranked in the fourth quintile; and the BAF ranked in the fifth quintile. In addition, the CAF and AAF were not assigned quintile rankings due to the size of their respective peer groups.
The Board examined the performance information for both the Institutional and Investor Classes of the Funds compared to each Fund’s designated broad peer group (“Performance Universe”) based on information provided by the independent provider of investment company data , specifically the average annual total returns for the three-, five- and 10-year periods ended June 30, 2022, as applicable.
For the three-year average annual total returns for the period ended June 30, 2022, the Board noted that for the Institutional Class, the MMF, ranked in the first quintile; the CAF, GBF, GRESF, EIF, SCEF and EMEF ranked in the second quintile; the MDF 2045, MDF 2055, LDBF, SAF, DMSF and VEF ranked in the third quintile; the MDF 2015, MDF 2025, MDF 2035, BAF, AAF, MDBF, IEIF and IEF ranked in the fourth quintile; and the GAF and GEF ranked in the fifth quintile.  As for the three-year average annual total returns for the Investor Class of the Funds, the Board noted that the report results had no Fund ranked in the first quintile; the EIF, GRESF and EMEF ranked in the second quintile; the CAF, MMF, GBF, SAF, DMSF, VEF and SCEF ranked in the third quintile; the MDF 2025, MDF 2035, MDF 2045, MDF 2055, BAF, LDBF and IEF in the fourth quintile; and the MDF 2015, GAF, AAF, MDBF and GEF in the fifth quintile.
For the five-year average annual total returns for the period ended June 30, 2022, the Board noted that for the Institutional Class of the Funds, the MMF, EIF and SCEF ranked in the first quintile; the MDF 2045, MDF 2055, CAF, GBF, DMSF and GRESF ranked in the second quintile; the MDF 2025, MDF 2035, BAF, AAF, LDBF, SAF, VEF, IEIF, IEF and EMEF ranked in the third quintile; the MDF 2015, GAF, MDBF and GEF ranked in the fourth quintile; and no Fund ranked in the fifth quintile.  Regarding the five-year average annual total returns for the Investor Class of the Funds, no Fund ranked in the first quintile; the DMSF, EIF, GRESF and SCEF ranked in the second quintile; the MDF 2045, MDF 2055, CAF, BAF, MMF and GBF ranked in the third quintile; the MDF 2025, MDF 2035, GAF, AAF, LDBF, MDBF, SAF, VEF, GEF, IEF and EMEF ranked in the fourth quintile; and the MDF 2015 ranked in the fifth quintile.
For the 10-year average annual total returns for the period ended June 30, 2022, the Board noted that for the Institutional Class of the Funds, the MMF, DMSF and EIF ranked in the first quintile; the IEF ranked in the second quintile; the LDBF, VEF and SCEF ranked in the third quintile; the MDBF and GEF ranked in the fourth quintile; and no Fund ranked in the fifth quintile.  With respect to the 10-year average annual total returns for the Investor Class of the Funds, the GBF and DMSF ranked in the first quintile; the EIF ranked in the second quintile; the BAF, AAF, MMF, GRESF, VEF, SCEF and IEF ranked in the third quintile; the MDF 2025, MDF 2035, MDF 2045, CAF, LDBF, MDBF and GEF ranked in the fourth quintile; and the MDF 2015, MDF 2055 and GAF ranked in the fifth quintile.
The Board considered the costs to GSCM of serving as the investment adviser to the Funds, including the costs associated with the personnel, systems and equipment necessary to manage the Funds in accordance with the existing Advisory Agreement.  The Board considered the revenues that GSCM received for serving as the investment adviser to the Funds and the fact that any profit realized by GSCM is forwarded to GuideStone Financial Resources of the Southern Baptist Convention, an affiliate of GSCM, which for many years had operated at a deficit with respect to the Trust.  The Board also considered the profitability information for GSCM, first, without taking into account sub-advisory fees, and second, taking into account sub-advisory fees.  The Board considered whether any direct or indirect collateral benefits inured to either GSCM or the Trust as a result of their affiliation with one another.  In light of these considerations, the Board concluded that any profits realized in connection with GSCM’s services appeared reasonable.
The Board also considered the extent to which the advisory fees to be paid to the Adviser for each Fund reflected economies of scale, taking into account the nature and extent of the services provided by the Adviser, including the multi-manager structure of the Funds.  The Board noted that only certain Funds are subject to an expense cap.  The Board considered the amount of any fees waived by GSCM for each applicable Fund and the total amount of fees waived for the Trust as a whole during the past year.  The Board also considered the practices identified by GSCM that have resulted in shareholder savings, how those practices reflect economies of scale and how savings are shared between GSCM and the Trust.
Based on all of the information presented to the Board and its consideration of relevant factors, the Board concluded that the fees paid to GSCM by each Fund were fair and reasonable in light of the services to be performed, and in the exercise of its business judgment, determined to approve the continuation of the Advisory Agreement for each Fund.  The Board also determined that approval of the continuation of the Advisory Agreement for each Fund is in the best interests of each Fund and its shareholders.
(1)“Target Date Funds” refers collectively to the MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund.
(2)“Target Risk Funds” refers collectively to the Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund.
BOARD APPROVAL OF CONTINUATION OF SUB-ADVISORY AGREEMENTS FOR THE SELECT FUNDS
In considering the Sub-Advisory Agreements being presented for renewal, the Board took into account the materials provided prior to and during the meeting, the presentations made during the meeting and the extensive discussions during the meeting, including the discussions the Independent Trustees had during their executive sessions with Independent Counsel.  The Board also took into account the IMC’s review of information related to the Trust’s sub-advisers, questions submitted by the IMC to GSCM regarding various sub-advisers, GSCM’s responses to those questions and recommendations made by the IMC.

The Board examined the nature, extent and quality of the services to be provided by each sub-adviser.  The Board evaluated each sub-adviser’s experience serving as a sub-adviser to the applicable Fund.  The Board noted that each sub-adviser currently provides investment advice to various clients, including, in some cases, other pooled investment vehicles.  The Board noted the experience of key personnel at each sub-adviser providing investment management services, the systems used by such persons and the ability of each sub-adviser to attract and retain capable personnel.  The Board noted the reputation, compliance history, compliance program and financial condition of each sub-adviser.  The Board also noted the terms of the existing Sub-Advisory Agreements and the responsibilities that each sub-adviser has with respect to the applicable Fund, including the responsibility of the day-to-day management of the investment portfolio of such Fund, compliance with such Fund’s policies and objectives and the implementation of FBI restrictions and Board directives as they relate to such Fund.  The Board also took into account the overall structure of each Fund and the particular role each sub-adviser plays in that structure and in achieving each Fund’s overall investment objective.  The Board considered each sub-adviser’s human resources, business continuity and cybersecurity practices and policies and financial condition.  The Board concluded that each Fund is likely to benefit from the nature, extent and quality of these services as a result of each sub-adviser’s experience, personnel, operations and resources.  During their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.
The Board examined performance information for each segment of a Fund managed by a sub-adviser.  The Board noted that, for many of the sub-advisers, the performance record of the segment of the Fund managed by the sub-adviser compared favorably to the relevant benchmark, the composite performance for the sub-adviser’s clients (on a gross fee basis) and/or the peer universe of similarly managed funds.  In cases where the sub-adviser’s performance lagged, the Board also considered historical and recent investment performance, whether and how the sub-adviser’s strategy deviated from the composition of the benchmark, the sub-adviser’s role within a Fund and the outlook for future performance.  The Board also noted that, in certain cases, market trends and the market environment caused by COVID-19 may have contributed to the underperformance of some sub-advisers.  The Board also considered whether a sub-adviser’s underperformance was within the expected tracking error for the sub-adviser’s investment strategy.  The Board concluded that, although past performance is no guarantee of future performance, the performance of each sub-adviser’s segment was satisfactory in light of all relevant considerations and the applicable Funds were likely to benefit from each sub-adviser continuing to serve as sub-adviser to the Trust.
The Board examined the fee schedule for each sub-adviser, noting how the fee levels charged to each applicable Fund compared with available information about fees charged by the sub-advisers to their other similarly situated clients, which in many cases include separately managed accounts, as well as how sub-adviser fee levels for each Select Fund compared to the median sub-advisory fee for the peer universe of similarly managed funds.  The Board determined that the fees to be charged by each sub-adviser were reasonable in relation to the nature, extent and quality of the services to be provided.
The Board also took into account the profitability and the financial capability of each sub-adviser in light of the information presented at the meeting.  In light of these considerations, the Board concluded that the profits realized by each sub-adviser who completed a profitability questionnaire appeared reasonable.  For the limited number of sub-advisers that did not provide profitability information, the Board relied upon other relevant information, particularly the independent negotiation of the fee schedules, the level of the fees, each sub-adviser’s performance history and feedback received from the sub-advisers regarding the inability of their firm to estimate profitability.  The Board noted that based on the Adviser’s representations, the financial statements of the sub-advisers did not appear to raise any significant concerns regarding the financial capability of those sub-advisers.  The Board also considered the Adviser’s representations in the materials prepared for the meeting, and the discussions earlier in the meeting, that no sub-adviser experienced any material adverse change in its financial condition since the date of its most recent audited financial statements, and took into account the Adviser’s representation that it would continue to monitor the financial condition of each sub-adviser.
The Board considered the extent to which sub-adviser fees to be paid to each sub-adviser reflected economies of scale.  The Board noted that each sub-adviser’s fee schedule either reflected economies of scale by reducing the fee on assets in excess of certain stated breakpoints or the fee level negotiated was below or on par with the standard fee schedule of each sub-adviser.
In evaluating the benefits that are expected to accrue to each sub-adviser through its relationship as sub-adviser to a Select Fund, the Board noted that certain sub-advisers allocate portfolio brokerage to affiliated broker-dealers that receive commissions from the execution of Fund trades.  The Board also noted that certain sub-advisers expect to benefit from “soft dollar” arrangements by which brokers will provide research and other services to the sub-adviser in exchange for commissions on trades of the portfolio securities of a Select Fund.  The Board considered whether any direct or indirect collateral benefits were inured to the Trust because of its affiliation with each sub-adviser.
Based on all of the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, determined to approve the continuation of each Sub-Advisory Agreement that was presented for renewal.  The Board also determined that approval of the continuation of each Sub-Advisory Agreement presented for renewal is in the best interests of each Select Fund and their respective shareholders.
BOARD REVIEW OF NEW SUB-ADVISORY AGREEMENTS FOR THE STRATEGIC ALTERNATIVES FUND
As required by the 1940 Act, the Board, including a majority of the Independent Trustees, advised by Independent Counsel, considered the approval of: (i) a new sub-advisory agreement  (the “WMC Agreement”) among the Trust, GSCM and Westwood Management Corp. (“WMC”), the investment adviser affiliate of Westwood Holdings Group, Inc. (“WHG”), which had entered into a definitive agreement (the “Transaction”) to acquire Salient Partners, L.P. and its related entities, including Salient and Broadmark, sub-adviser and sub-subadviser, respectively, to the SAF; (ii) and a new sub-subadvisory agreement between WMC and Broadmark (the “New Broadmark Agreement”, and together with the WMC Agreement, the “New SAF Agreements”).  The Board approved the New SAF Agreements at a meeting of the Board held on November 10, 2022 (the “November Meeting”).
The Board’s decision to approve the New SAF Agreements reflects the exercise of the Board’s business judgment and the Board’s consideration of its fiduciary duties to the SAF and its shareholders.  Prior to approving the New SAF Agreements, the Board requested and received information from the Adviser, WMC and Broadmark and considered such information with the assistance and advice of Independent Counsel and counsel to the Trust.
The Board’s consideration of various factors, and its conclusions with respect to such factors, formed the basis for the Board’s determination to approve the New SAF Agreements.  The factors considered by the Board included, but were not limited to: (i) the nature, extent and quality of the services to be provided by WMC and Broadmark; (ii) the personnel resources of WMC and Broadmark; (iii) the experience and expertise of WMC and Broadmark; (iv) the financial capabilities and financial resources of WMC and Broadmark; (v) the compliance program and compliance history of WMC and Broadmark; (vi) the composite performance history of Broadmark’s investment strategy in comparison to relevant benchmarks; (vii) the amount of the contractual sub-advisory fees proposed to be paid to WMC and Broadmark in comparison to available fee information for such their other clients and similar funds; (viii) the expected profitability of WMC and Broadmark with respect to the Fund and their overall business; (ix) the extent of any economies of scale and whether the fee structure in each new SAF Agreement reflects such economies of scale; (x) the existence of any collateral benefits that may be realized by WMC and Broadmark, such as affiliate brokerage arrangements or the use of soft dollars; and (xi) any collateral benefits that may be realized by the SAF.  In addition, the Board considered WMC’s and Broadmark’s human resources practices and business continuity and cybersecurity policies and practices. With respect to each New SAF Agreement, the Board also evaluated whether the approval of the New SAF Agreements was in the best interests of the Fund and its shareholders.  No one factor was determinative in the Board’s consideration of each New SAF Agreement, and each Trustee may have attributed different weights to the factors considered.
The Board undertook a review of the terms of the New SAF Agreements, as well as the nature, extent and quality of the services to be provided by WMC and Broadmark under the New SAF Agreements and the proposed fees in exchange for such services.  The Adviser provided the Board with information in the form of reports about WMC and Broadmark prior to and during the November Meeting, which addressed the factors listed previously.  During the November Meeting, the Adviser also gave presentations to the Board during which the Adviser provided additional information about WMC and Broadmark, discussed the comprehensive review process used by the Adviser to recommend WMC and Broadmark and responded to questions from the Board.
In addition, the Independent Trustees met separately in executive session with Independent Counsel, to discuss and consider the information presented in connection with the approval of the New SAF Agreements, as well as the Trustees’ responsibilities and duties in approving the agreements.
BOARD APPROVAL OF NEW SUB-ADVISORY AGREEMENTS FOR THE STRATEGIC ALTERNATIVES FUND
In considering the approval of the New SAF Agreements the Board took into account the materials provided prior to and during the November Meeting, the presentations made and the extensive discussions held during the meeting, including the discussions the Independent Trustees had during their executive session with Independent Counsel.  The Board also took into account the IMC’s review of information related to the New SAF Agreements.
In making its determination to approve the New SAF Agreements, the Board, including the Independent Trustees advised by Independent Counsel, took into account a number of considerations.  The Board noted that the Transaction was anticipated to close on or about November 18, 2022, and that upon closing, the current sub-advisory agreement with Salient, on behalf of the SAF, and the sub-subadvisory agreement between Salient and Broadmark would be terminated as the Transaction would result in the dissolution of Salient.
The Board considered that the New SAF Agreements were substantially similar to the current agreements.  The Board noted that Broadmark confirmed it would retain its autonomy in its relationship with WHG, ensuring that the firm’s investment philosophies, processes and brand would remain unchanged.  The Board took into account that Broadmark stated there would not be any change to the nature, extent or quality of the investment sub-advisory services that it provides to the SAF.  Further, the Board took note of the Adviser’s representation that the portfolio management team and the investment processes for the SAF would remain the same after the Transaction.  The Board considered the anticipated benefits to Broadmark as a result of the Transaction, such as increased access to global distribution, capital and resources.
The Board reviewed the factors that it should consider in evaluating whether to approve WMC as a new sub-adviser to the SAF and the materials provided to support each factor.  Such factors included the nature, extent and quality of the services to be provided by WMC; the fees charged by WMC for its services; and information regarding the ownership structure, investment management experience, personnel, clients, AUM, human resources practices, business continuity and cybersecurity policies and practices, legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophy and processes of WMC.    The Board received and considered information about WMC’s potential to contribute economies of scale as the SAF grows in size.  The Board considered the profitability information provided by WMC and by Broadmark for the services expected to be provided to the SAF.  The Trustees also considered the Adviser’s assessment of WMC’s and Broadmark’s financial condition.  The Trustees noted that the Adviser, after reviewing certain financial information provided by WMC and Broadmark, believed that they are financially sound.
The Board considered the fees to be paid to WMC and Broadmark under the New SAF Agreements, as well as the overall fee structure, in light of the nature, extent and quality of the services to be provided and noted that there would not be any change to the current fee schedule with Salient and Broadmark, as WMC would adopt this same fee schedule upon close of the Transaction.  The Board noted that the SAF would pay fees to WMC and that WMC, and not the SAF nor the Adviser, would pay fees to Broadmark directly.  The Board also considered the fees charged by other investment advisers that offer similar services.  The Board additionally noted that there would be no impact to the Adviser’s profitability as a result of the New SAF Agreements.
The Board considered potential “fall-out” or ancillary benefits anticipated to be received by WMC, Broadmark and their affiliates as a result of the New SAF Agreements.  The Board concluded that any potential benefits to be derived by WMC and Broadmark included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds.  The Board considered the representations made that Broadmark would be comfortable continuing to manage its strategy in accordance with the SAF’s FBI policy.
Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that WMC and Broadmark would continue to provide investment management services that are appropriate in scope and that the fees to be paid to WMC and Broadmark under the New SAF Agreements would be fair and reasonable in light of the nature, extent and quality of services to be provided.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

INVESTMENT SUB-ADVISERS (Assets under management as of December 31, 2022) (Unaudited)
GuideStone Funds employs a broad array of proven investment managers for the benefit of their investors. Each manager is distinctive in its investment management process and business approach.
Fund	Sub-Adviser	Firm Established	Total Assets Managed
Money Market	BlackRock Advisors, LLC	1994	$ 8.6Tr
Low-Duration Bond	BlackRock Financial Management, Inc.(1)	1994	$ 8.6Tr
	Pacific Investment Management Company LLC	1971	$ 1.7Tr
	Parametric Portfolio Associates LLC	1987	$389.1B
	Payden & Rygel	1983	$133.0B
Medium-Duration Bond	Goldman Sachs Asset Management, L.P.	1984	$ 2.3Tr
	Guggenheim Partners Investment Management, LLC	2005	$195.2B
	Pacific Investment Management Company LLC	1971	$ 1.7Tr
	Parametric Portfolio Associates LLC	1987	$389.1B
	Western Asset Management Company, LLC	1971	$394.9B
Global Bond	Loomis, Sayles & Company, L.P.	1926	$282.1B
	Neuberger Berman Investment Advisers LLC	2002	$427.0B
	Parametric Portfolio Associates LLC	1987	$389.1B
	Western Asset Management Company, LLC	1971	$394.9B
Defensive Market Strategies ®	American Century Investment Management, Inc.	1958	$201.8B
	Neuberger Berman Investment Advisers LLC	2002	$427.0B
	Parametric Portfolio Associates LLC	1987	$389.1B
	PGIM Quantitative Solutions LLC	1975	$ 86.3B
	Shenkman Capital Management, Inc.	1985	$ 28.8B
Global Impact	Janus Henderson Investors US LLC	1969	$287.3B
	Parametric Portfolio Associates LLC	1987	$389.1B
	RBC Global Asset Management (U.S.) Inc.	1983	$ 43.8B
Equity Index	Legal & General Investment Management America, Inc.	2006	$201.8B
Value Equity Index	Legal & General Investment Management America, Inc.	2006	$201.8B
Value Equity	American Century Investment Management, Inc.	1958	$201.8B
	Barrow, Hanley, Mewhinney & Strauss, LLC	1979	$ 43.7B
	The London Company of Virginia, LLC	1994	$ 14.8B
	Parametric Portfolio Associates LLC	1987	$389.1B
	TCW Investment Management Company LLC	1971	$205.0B
Growth Equity Index	Legal & General Investment Management America, Inc.	2006	$201.8B
Growth Equity	J.P. Morgan Investment Mangement Inc.	1984	$ 2.4T
	Loomis, Sayles & Company, L.P.	1926	$282.1B
	Parametric Portfolio Associates LLC	1987	$389.1B
	Sands Capital Management, LLC	1992	$ 43.8B
	William Blair Investment Management, LLC	2014	$ 55.9B
Small Cap Equity	American Century Investment Management, Inc.	1958	$201.8B
	Delaware Investments Fund Advisers	1929	$542.8B
	Jacobs Levy Equity Management, Inc.	1986	$ 15.0B
	Parametric Portfolio Associates LLC	1987	$389.1B
	TimesSquare Capital Management, LLC	2000	$ 8.8B
International Equity Index	Legal & General Investment Management America, Inc.	2006	$201.8B
International Equity	Altrinsic Global Advisors, LLC	2000	$ 8.4B
	AQR Capital Management, LLC	1998	$ 95.0B
	MFS Institutional Advisors, Inc.	1924	$547.6B
	Parametric Portfolio Associates LLC	1987	$389.1B
	WCM Investment Management, LLC	1976	$ 71.6B
Emerging Markets Equity	AQR Capital Management, LLC	1998	$ 95.0B
	Goldman Sachs Asset Management, L.P.	1984	$ 2.3Tr
	Parametric Portfolio Associates LLC	1987	$389.1B
	RBC Global Asset Management (U.K.) Limited	2013	$ 58.1B
	Wellington Management Company LLP	1928	$ 1.1B
Global Real Estate Securities	Heitman Real Estate Securities LLC	1989	$ 3.7B
	RREEF America L.L.C.	1975	$ 86.5B

Fund	Sub-Adviser	Firm Established	Total Assets Managed
Strategic Alternatives Fund	AQR Capital Management, LLC	1998	$ 95.0B
	Broadmark Asset Management LLC	1999	$ 1.3B
	Goldman Sachs Asset Management, L.P.	1984	$ 2.3Tr
	Parametric Portfolio Associates LLC	1987	$389.1B
	P/E Global LLC	2000	$ 14.6B
	SSI Investment Management LLC	1973	$ 2.1B
	Westwood Management Corp.	1983	$ 14.8B
Custodian for GuideStone Funds Assets	The Northern Trust Company	1889	$ 10.6Tr
All Funds, except the Money Market Fund	Parametric Portfolio Associates LLC	1987	$389.1B
(1) Includes BlackRock International Limited and BlackRock (Singapore) Limited, which serve as sub-subadvisers.

GuideStone Funds

1-888-GS-FUNDS (1-888-473-8637)

GuideStoneFunds.com

5005 LBJ Freeway, Ste. 2200, Dallas, TX 75244-6152

© 2023 GuideStone® 1001952 2233 01/23

Funds distributed by Foreside Funds Distributors LLC
Three Canal Plaza Suite 100, Portland, ME 04101

Item 1. Reports to Stockholders (cont.).

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has     determined that Grady R. Hazel is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $815,000 and $961,000 for 2021 and 2022, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 and $0 for 2021 and 2022, respectively.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $139,000 and $313,000 for 2021 and 2022, respectively. Tax fees are related to tax services in connection with Funds’ excise tax calculations and review of the Funds’ applicable tax returns in 2021 and excise tax calculations, shareholder reporting preparation, PFIC identification services, and preparation of the Funds’ applicable tax returns in 2022.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $14,200 for 2021 and 2022, respectively. The $14,200 of fees were for analysis services related to Internal Revenue Code Registered Investment Company qualification testing.

(e)(1)

The policy of the registrant’s Audit Committee is to pre-approve all permissible non-audit services (e.g., tax services) to be provided to the registrant by the Auditors, including the fees therefor; provided, that if the Committee chooses to delegate the authority to grant pre-approvals to one or more Committee members, each acting on behalf of the Committee, then the Committee shall adopt policies and procedures detailed as to the particular service and designed to safeguard the continued independence of the auditors, consistent with the requirements of the Sarbanes-Oxley Act of 2002 (the “S-O Act”) and related SEC regulations, which shall then be used in making such pre-approvals; and, further provided, that each delegated pre-approval shall be reported to the Committee during its next regularly scheduled meeting.

The pre-approval requirement for a permitted non-audit service may be waived if:

(1)

the aggregate amount of all such non-audit services provided constitutes not more than 5% of the total revenues paid by the registrant to the Auditors in the fiscal year in which the non-audit services are provided;

(2)	such services were not recognized by the registrant at the time of the engagement to be non-audit services; and

(3)

such services are promptly brought to the attention of, and approved by, the Audit Committee or by a member of the Audit Committee to whom the Committee has delegated the authority to grant such approvals, if any, prior to the Auditors’ completion of the registrant’s audit.

Additionally, if the Auditors’ engagement relates directly to the operations and financial reporting of the registrant, to the extent required by Rule 2-01 of Regulation S-X, the Audit Committee shall pre-approve their engagements for non-audit services with:

(1)	the registrant’s investment adviser (the “Adviser”) (excluding any subadviser whose role is primarily portfolio management and is sub-contracted or overseen by the Adviser), and

(2)	any entity controlling, controlled by, or under common control with such Adviser that provides ongoing services to the registrant (each, a “Control Entity”),

in accordance with the foregoing paragraph, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditors by the registrant, the Adviser and any such Control Entity during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee pursuant to this paragraph (in the absence of this exception). The Auditors may not perform contemporaneously any prohibited non-audit services for the registrant, which currently include the following:

1. bookkeeping or other services related to the accounting records or financial statements of the registrant;

2. financial information systems design and implementation;

3. appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4. actuarial services;

5. internal audit outsourcing services;

6. management functions or human resources;

7. broker or dealer, investment adviser, or investment banking services;

8. legal services and expert services unrelated to the audit; and

9. any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable

(c)	0%

(d)	0%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant was $139,000 and $327,200 for 2021 and 2022, respectively; for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) was $0 and $0 for 2021 and 2022, respectively, and for services rendered to GuideStone Financial Resources was $130,000 and $0 for 2021 and 2022, respectively.

(h)

The registrant’s audit committee of the board of directors has not considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)

Code of Ethics that is the subject of disclosure required by Item 2 is incorporated herein by reference to Exhibit 13(a)(1) to the report filed on Form N-CSR on March 5, 2021 (Accession Number 0001193125-21-071147).

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GuideStone Funds

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(Principal Executive Officer)

Date	March 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(Principal Executive Officer)

Date	March 3, 2023

By (Signature and Title)*	/s/ Patrick Pattison
Patrick Pattison, Vice President and Treasurer
(Principal Financial Officer)

Date	March 3, 2023

*	Print the name and title of each signing officer under his or her signature.